UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02224

MML Series Investment Fund
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)		(Zip code)

Paul LaPiana
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant's telephone number, including area code:		(860) 562-1000

Date of fiscal year end:	12/31/2020

Date of reporting period:	12/31/2020

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund

Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2020

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“We encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors.”

December 31, 2020

Markets advanced despite pandemic challenges

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2020 (the “fiscal year”). U.S. stocks were up over 18% for the reporting period, despite the global economic recession brought on by the COVID-19 pandemic, as investors looked past rising coronavirus case levels and responded positively to the global rollout of vaccinations, additional global fiscal stimulus, and a post-Brexit trade agreement between the U.K. and European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union.) A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude. U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate decreases, and supportive central bank policy.

Despite the ongoing challenges that investors face, it’s important to keep in mind that market conditions are cyclical and subject to change anytime. In MassMutual’s view, the market environment that ensued from the pandemic (with stocks largely selling off and then, for the most part, recovering) underscores the importance of maintaining a long-term perspective and avoiding reacting to current events. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long run. Investing for retirement doesn’t happen overnight. Most people save and invest for retirement throughout their working years. Although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward your retirement income goals.

●

Keep contributing. While it’s impossible to control how your investments perform, you can control how often and how much you save. Saving as much as possible and increasing your contributions regularly is one way smart retirement investors can help boost their retirement savings, regardless of the investment environment.*

●

Invest continually. Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. Those broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.*

*Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement;

●	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking the right steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

We live mutual, every day

MassMutual believes that humanity brings out the best in one another. That’s why, for nearly 170 years, through ups and downs and good times and bad, we have continually believed that we are stronger when we rely on one another. That’s also why we encourage you to maintain perspective when it comes to retirement investing, despite short-term changes in the markets or day-to-day events that may seem unsettling. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana, CFP®
President

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com Underwriter: MML Distributors, LLC (MMLD) Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111. MMLD is a wholly owned subsidiary of MassMutual. Investment advisory services provided to the Funds by MML Investment Advisers, LLC (MML Advisers), a wholly owned subsidiary of MassMutual. The information provided is the opinion of MML Advisers as of 1/1/21 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2020

Market Highlights

●	For the reporting period from January 1, 2020 through December 31, 2020, U.S. stocks were up over 18%, despite the global economic recession brought on by the COVID-19 pandemic.

●

The first quarter of 2020 was one of the most difficult quarters on record for the markets. COVID-19 fears turned to reality as “social distancing,” shuttered businesses, and the associated lost economic activity became the new norm.

●

A swift response to the pandemic by the Federal Reserve Board and Congress delivered unprecedented monetary and fiscal stimulus to support the U.S. economy and financial markets. The global response was similar in speed and magnitude.

●

Investors ended the period looking past rising COVID-19 cases and responding positively to the global rollout of COVID-19 vaccinations, additional global fiscal stimulus, and a post-Brexit trade agreement between the U.K. and European Union.

●

Foreign stocks in developed markets and emerging markets also experienced gains in the fiscal year, aided by increasing economic activity in the second half of the year and the weakening of the U.S. dollar.

●	U.S. bond investors enjoyed positive returns in a falling yield environment, fueled by lower economic growth expectations, interest rate declines, and supportive global central bank policy.

Market Environment

Global stock investors experienced significant levels of volatility for the fiscal year beginning January 1, 2020. U.S. stocks rose steadily until mid-February, when the severity of the COVID-19 crisis was becoming apparent with rising case counts, hospitalizations, and deaths. Investor sentiment quickly turned negative, with March marking the end of the 11-year bull market. The S&P 500® Index* fell 34% from its February high to its March low, as the reality that the COVID-19 crisis had stalled the global economy and the imminence of a recession became evident.

Investors started the second quarter of 2020 facing increasing COVID-19 deaths, record unemployment levels, and expectations for an unprecedented decline in economic activity. Despite this, global markets ultimately recorded a strong second quarter, with investors responding positively to the massive amounts of monetary and fiscal stimulus. In addition, progress in combating COVID-19 and increasing economic activity, helped to fuel the market turnaround. Central banks supported bond market liquidity and kept interest rates low through government and corporate bond purchases.

Better-than-expected second-quarter corporate earnings, a strong rebound in housing demand, and progress on COVID-19 therapeutics and vaccine research helped to tamp down investor concerns and drove many stocks, especially in the information technology sector, to new highs in the third quarter of 2020. Positive economic and market momentum continued into the fourth quarter of the year, as investors looked past rising COVID-19 cases, responded positively to the global rollout of COVID-19 vaccinations and the signing of a $900 billion COVID-19 relief bill in the U.S. in late December, and cheered the post-Brexit trade agreement between the U.K. and European Union. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union.) Improved expectations for economic activity in 2021 helped propel interest rates higher and the yield curve steeper.

The broad market S&P 500 Index delivered a strong 18.40% return for the fiscal year. The Dow Jones Industrial AverageSM was also up a healthy 9.72%. The technology-heavy NASDAQ Composite Index was one of the biggest winners, up 44.92% for the fiscal year. Small- and mid-cap stock indexes generally outperformed their larger peers, while growth stocks outperformed their value counterparts by over 35% during the period.

Eight of 11 sectors delivered positive returns for the fiscal year, led by information technology, consumer discretionary, communication services, and materials, which all enjoyed double-digit growth and beat the S&P 500 Index. The energy sector was the worst performer for the fiscal year, down nearly 34%. The financial and real estate sectors also ended in negative territory.

* Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Developed international markets, as measured by the MSCI EAFE® Index, had a respectable year, ending the fiscal year up 7.82%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index, fared significantly better, ending up 18.31% for the period. Both developed international and emerging-market stocks benefited from increasing economic activity in the second half of the fiscal year, as well as the weakening U.S. dollar.

Bond yields fell sharply during the fiscal year, with the 10-year U.S. Treasury bond yield falling from a high of 1.88% in January 2020 to end the fiscal year at 0.93%. Falling yields generally produce rising bond prices; consequently, bond index returns benefited. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period up 7.51%. Investment-grade corporate bonds also advanced. The Bloomberg Barclays U.S. Corporate Bond Index, which tracks investment-grade corporate bonds, ended the period with a 9.89% gain. The Bloomberg Barclays U.S. Corporate High Yield Bond Index also ended in positive territory, advancing 7.11%, despite a rising level of corporate bankruptcies.

As we enter 2021, we view the stock markets as extended and valuations high relative to market history. While the prospect of lower financing, labor, and energy costs support a bull case, there is substantial uncertainty regarding the impacts of the U.S. presidential election, the timeline for large-scale COVID-19 vaccine deployment, and the health of the global economy. Against this backdrop, we feel that diversification across global assets could be a smart approach for what we believe may well be a bumpy ride in 2021.

At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/2021 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Allocation Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of U.S. domestic and international mutual funds (“MML Underlying Funds”) using an asset allocation strategy. MML Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (MML Advisers), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), and may also include other, non-affiliated mutual funds. The MML Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Series’ investment adviser is MML Advisers.

Each Fund will normally invest most of its assets in MML Underlying Funds advised by MML Advisers; each Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds).

Each Fund’s assets are allocated to its MML Underlying Funds according to an asset allocation strategy stated below.

●	MML Conservative Allocation Fund: Approximately 35% to 45% in equity funds and 55% to 65% in fixed income funds, including money market funds.

●	MML Balanced Allocation Fund: Approximately 45% to 55% in equity funds and 45% to 55% in fixed income funds, including money market funds.

●	MML Moderate Allocation Fund: Approximately 55% to 65% in equity funds and 35% to 45% in fixed income funds, including money market funds.

●	MML Growth Allocation Fund: Approximately 70% to 80% in equity funds and 20% to 30% in fixed income funds, including money market funds.

●	MML Aggressive Allocation Fund: Approximately 85% to 95% in equity funds and 5% to 15% in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2020?

	Fund’s Initial Class Return	Custom Index Return	Russell 3000® Index Return	MSCI ACWI ex USA Return	Bloomberg Barclays U.S. Aggregate Bond Index Return
MML Conservative
Allocation Fund	9.93%	13.35%	20.89%	10.65%	7.51%*

MML Balanced
Allocation Fund	10.93%	14.53%	20.89%*	10.65%	7.51%

MML Moderate
Allocation Fund	10.54%	15.57%	20.89%*	10.65%	7.51%

MML Growth
Allocation Fund	12.76%	16.87%	20.89%*	10.65%	7.51%

MML Aggressive
Allocation Fund	13.35%	17.84%	20.89%*	10.65%	7.51%

* Benchmark return

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

All of the MML Allocation Series Funds underperformed their respective Custom Index as well as the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. All of the Funds except the MML Conservative Allocation Fund and the MML Moderate Allocation Fund outperformed the MSCI ACWI ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets, and all five funds in the Series outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS), for the full year.

MML Allocation Fund Series Custom Indexes

●

The Custom MML Conservative Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 60%, 30%, and 10%, respectively.

●

The Custom MML Balanced Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

●

The Custom MML Moderate Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 40%, 45%, and 15%, respectively.

●

The Custom MML Growth Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

●

The Custom MML Aggressive Allocation Index comprises the Bloomberg Barclays U.S. Aggregate Bond, Russell 3000, and MSCI ACWI ex USA Indexes. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended December 31, 2020, the Series Funds delivered positive returns, as stocks outperformed fixed-income investments. Consequently, those Series Funds with higher equity allocations outperformed their Series counterparts with higher fixed-income allocations.

Stock markets across the globe were up significantly for the year despite the COVID-19 panemic, as were the more credit- and interest rate-sensitive fixed-income markets. Allocations across various asset classes intended to diversify risk in the MML Underlying Funds delivered mixed results. The allocation to international and emerging-market stocks hurt performance, as non-U.S. stocks underperformed domestic equities in the face of a weak global economy. Allocations to corporate bonds generally helped performance, as U.S. corporate bonds outperformed U.S. government bonds in a year of unprecedented monetary and fiscal stimulus.

Manager selection of underlying Funds detracted from the Funds’ overall performance in 2020. Weak performance by MML International Equity Fund, MML Dynamic Bond Fund, and MML Short-Duration Bond Fund were significant drivers of the Funds’ underperformance. Strong results from MML Total Return Bond Fund and MML Inflation-Protected and Income Fund helped overall returns.

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook

As we enter 2021, Fund management views the stock markets as extended and valuations high relative to market history. While the prospect of lower financing, labor, and energy costs support a bull case, more clarity on the impacts of the U.S. presidential election results, timeline for large-scale COVID-19 vaccine deployment, and the health of the global economy is needed for the allocation to stocks to increase. Against this backdrop, Fund management believes that diversification across global assets could be a smart approach for what they believe to be a potentially bumpy ride in 2021.

MML Allocation Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Fixed Income Funds	56.7%
Equity Funds	43.4%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	62.4%
Fixed Income Funds	37.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	51.0%
Fixed Income Funds	49.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	75.5%
Fixed Income Funds	24.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	90.5%
Fixed Income Funds	9.6%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	9.93%	7.22%	6.56%
Service Class	08/15/2008	9.67%	6.96%	6.29%
Bloomberg Barclays U.S. Aggregate Bond Index*		7.51%	4.44%	3.84%
Russell 3000 Index		20.89%	15.43%	13.79%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Conservative Allocation Index		13.35%	8.56%	7.24%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	10.93%	7.92%	7.24%
Service Class	08/15/2008	10.65%	7.65%	6.98%
Russell 3000 Index*		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Balanced Allocation Index		14.53%	9.53%	8.04%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	10.54%	8.46%	7.79%
Service Class	08/15/2008	10.16%	8.17%	7.51%
Russell 3000 Index*		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Moderate Allocation Index		15.57%	10.46%	8.80%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	12.76%	9.70%	8.84%
Service Class	08/15/2008	12.47%	9.43%	8.58%
Russell 3000 Index*		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Growth Allocation Index		16.87%	11.79%	9.90%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	08/31/2007	13.35%	10.72%	9.71%
Service Class	08/15/2008	13.08%	10.42%	9.44%
Russell 3000 Index*		20.89%	15.43%	13.79%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Aggressive Allocation Index		17.84%	13.03%	10.93%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with growth of capital through a “master feeder” relationship. (See page 236 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States. The Master Growth Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund returned 51.41%, outperforming, by a wide margin, the 18.40% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund also significantly outperformed the 38.49% return of the Russell 1000® Growth Index, which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest, and a contentious presidential election. Information technology, consumer discretionary, and communication services stocks, including Amazon and Netflix, led markets, as these names benefited from widespread stay-at-home restrictions.

Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financial sectors were also negative for the year, each declining 2%.

Fund holdings in the consumer discretionary and communication services sectors were top contributors to the Fund’s relative performance for the year ended December 31, 2020. In particular, Tesla and Netflix were standouts within the Fund’s portfolio. Tesla’s shares soared as founder Elon Musk’s efforts to bring electric vehicles into the mainstream gained traction, transforming the company’s underlying financial performance.

On the downside, the Fund’s investments in Suncor Energy (a Canadian integrated energy company) and MTU Aero Engines (a German aircraft engine manufacturer) detracted from relative returns. In terms of allocations, the Fund’s significantly lower-than-benchmark position in technology giant Apple, which proved to be a high-performing stock, also detracted from its relative returns for the year.

Capital Research’s outlook

Although U.S. economic growth remains solid, Fund management is keeping a close watch on the impact of COVID-19 recovery and stimulus measures on economic indicators. They continue to favor well-positioned companies with capital appreciation potential that Fund management believes are capable of generating outstanding returns in myriad near-term economic environments.

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	100.1%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	51.41%	22.23%	16.34%
S&P 500 Index*		18.40%	15.22%	13.88%
Russell 1000 Growth Index		38.49%	21.00%	17.21%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 236 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series, a registered open-end investment company managed by Capital Research and Management Company (Capital Research) with substantially the same investment objective. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that Capital Research believes have the potential for growth. The Master International Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund returned 13.44%, outperforming the 10.65% return of MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund substantially outperformed the 7.82% return of the MSCI EAFE Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

During the year ended December 31, 2020, global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted a few key market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest, and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology export-driven economies of Taiwan and South Korea.

The Fund’s investments in the consumer discretionary and health care sectors boosted relative returns. Mercado Libre, the leading e-commerce site for Latin America, was among the top contributors, as shares surged to fresh highs as the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, some of the Fund’s investments in the industrial sector hindered relative returns. In particular, Airbus (a European multinational aerospace corporation) was a top relative detractor in an environment where the travel industry was hit hard by pandemic-related travel restrictions.

Capital Research’s outlook

Fund management continues to monitor the volatility and potential headwinds brought about by ongoing political and trade uncertainty. Given how late it may be in the current bull market, Fund management seeks opportunities especially in regions, countries, and sectors they expect to be less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/20
Mutual Funds	100.1%
Total Long-Term Investments	100.1%
Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	13.44%	10.22%	6.20%
MSCI ACWI ex USA*		10.65%	8.93%	4.92%
MSCI EAFE Index		7.82%	7.45%	5.51%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this report, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund returned 11.39%, underperforming, by a wide margin, the 18.40% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund outperformed the 10.65% return of the MSCI All Country World Index (ACWI) ex USA, which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. The Fund outperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). Finally, the Fund’s 11.39% return underperformed the 15.14% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measures the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

The American Funds Insurance Series – Bond Fund (the “Bond Fund”) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) for the year, as bond markets rebounded sharply, supported by extraordinary measures from the Federal Reserve. The Bond Fund’s relative performance benefited from overweight allocations, relative to the Index, to investment-grade corporates and agency mortgage-backed securities, as well as out-of-Index investments in Treasury Inflation Protected Securities (TIPS) and high-yield bonds. With respect to specific Bond Fund holdings, bonds issued by Teva Pharmaceutical were notable contributors. On the other hand, municipal issuers, such as the State of Illinois and Chicago Board of Education, detracted from the Bond Fund’s performance.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) underperformed the benchmark in 2020, despite U.S. equities ending the year at record highs, in a volatile environment that included a pandemic-induced recession, a sharp bear market, civil unrest, and a contentious presidential election. The Income and Growth Fund’s investments in the energy sector were a drag on results. Specifically, investments in Exxon Mobil and Diamondback Energy (an American energy company focused on hydrocarbon exploration) hurt results. Among the Income and Growth Fund’s top

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

contributors to relative returns was Broadcom, a semiconductor and wireless company that was boosted by strong financial results. Another top contributor was Carrier Global, where sales growth was largely driven by record demand for residential heating, ventilating and air conditioning (HVAC) products in North America.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) underperformed the benchmark for the year, as the Growth-Income Fund’s lower-than-benchmark position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the Growth-Income Fund’s underweight investment in technology giant Apple hindered results the most, as Apple shares outperformed the broader market over the period. On the positive side, the Growth-Income Fund’s investments in the communications services sector contributed the most to relative returns. Among these stocks, Netflix was a standout, as its share price soared in an environment where stay-at-home quarantine orders spurred demand for internet-streaming media.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, as global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. Stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted a few key market indexes to all-time highs. The International Fund’s holdings in the consumer discretionary and health care sectors boosted relative returns. Mercado Libre, the leading e-commerce site for Latin America, was among the top contributors, as shares of this International Fund holding surged to fresh highs as the COVID-19 pandemic drove online shopping adoption in Latin America. On the downside, one International Fund holding that detracted from relative performance was Airbus (a European multinational aerospace corporation), whose shares lost value in an environment where the travel industry was hit hard by pandemic-related travel restrictions.

Capital Research’s outlook

With respect to fixed income, Fund management believes that stimulative fiscal and monetary policy could help to keep U.S. economic growth positive. Although the Bond Fund is positioned toward an economic recovery, Fund Management anticipates a high level of uncertainty and a fragile state of the economy.

With respect to U.S. equities, Fund management continues to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. They believe that this focus, supported by their global research, could help them identify favorable long-term investment opportunities. On the international front, Fund management continues to monitor the volatility and potential headwinds brought about by ongoing political and trade uncertainty. Given how late stage they estimate the current bull market may be, they seek opportunities, especially in regions, countries, and sectors less affected by these global headlines. They believe that their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments they believe represent the best value over the long term.

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/20
Equity Funds	67.4%
Fixed Income Funds	32.7%
Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%
Net Assets	100.0%

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - SERVICE CLASS I

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Service Class I	08/15/2008	11.39%	9.41%	8.25%
S&P 500 Index*		18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%
MSCI ACWI ex USA		10.65%	8.93%	4.92%
Custom MML Core Allocation Index		15.14%	11.15%	9.74%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 34.40%, underperforming the 38.49% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. In addition, the Fund substantially outperformed the 18.40% return of the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, stock selection was the primary driver of the Fund’s relative underperformance. During the reporting period, the consumer discretionary, information technology, and financial sectors were the largest detractors from the Fund’s performance, while the consumer staples and communication services sectors were the largest contributors.

Although the Fund had strong absolute performance for the year, consumer discretionary was the largest relative hindrance compared to the benchmark. Despite impressive growth and market share gains for its core e-commerce business, shares of Fund holding Alibaba came under pressure following the announcement of an antitrust investigation and the cancellation of the IPO of Ant, a company in which Alibaba owns a 33% stake. Alibaba continues its dominance in China’s fast-growing e-commerce industry and, despite near-term uncertainty around regulatory hurdles, Fund management believes its fundamentals are strengthening.

The information technology sector also detracted on a relative basis. The Fund’s underweight position in Apple, relative to the benchmark, detracted from relative performance for the year, as Apple shares outperformed during the period, driven by strength from Mac and iPad (which benefited from work and learn-at-home dynamics) and better-than-feared iPhone results. Finally, an overweight position to the financial sector hampered the Fund’s relative results.

In contrast, an underweight allocation to the consumer staples sector contributed to relative performance. Additionally, the communication services sector bolstered the Fund’s relative returns, driven by strong stock picks such as Sea. Shares of Fund holding Sea traded higher over the past 12 months, as both its gaming and e-commerce businesses experienced accelerating growth, aided by coronavirus-related tailwinds that reinforced a shift toward digitalization.

Subadviser outlook

Fund management believes that rapid progress with a first wave of new vaccines based on messenger RNA (mRNA) technology is the most positive sign for the year ahead. As the pandemic hopefully recedes and economies reopen, their view is that a broader economic recovery could benefit many of the sectors that were most damaged by the virus, such as travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, Fund management’s opinion is that this might not translate into strong equity returns, with much of the recovery already priced into the markets. Their view is that investors seeking value opportunities should be careful about stock selection – and continue to seek companies that appear well positioned to emerge from the pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/20
Amazon.com, Inc.	11.4%
Facebook, Inc. Class A	6.4%
Alphabet, Inc. Class C	5.3%
Microsoft Corp.	5.2%
Apple, Inc.	5.0%
Visa, Inc. Class A	3.1%
Alibaba Group Holding Ltd. Sponsored ADR	3.0%
PayPal Holdings, Inc.	2.8%
Tencent Holdings Ltd.	2.6%
ServiceNow, Inc.	2.5%
47.3%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/20
Communications	37.3%
Technology	28.4%
Consumer, Non-cyclical	18.6%
Financial	8.1%
Consumer, Cyclical	5.3%
Industrial	1.7%
Basic Materials	0.5%
Mutual Funds	0.0%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	34.40%	19.57%	17.51%
Service Class	08/15/2008	34.00%	19.28%	17.21%
Russell 1000 Growth Index*		38.49%	21.00%	17.21%
S&P 500 Index		18.40%	15.22%	13.88%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 1.34%, underperforming the 2.80% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, the primary detractor from the Fund’s relative returns was unfavorable sector allocation, although strong security selection partially offset the relative underperformance. The health care, consumer staples, and industrial and business services sectors were the largest relative detractors. The information technology and energy sectors were the largest relative contributors.

Fund holdings in the health care sector were the primary relative detractor from the Fund’s performance for the period, due to detrimental stock selection. Shares of Fund holding CVS Health traded lower throughout the year amid investors’ short-term concerns over a potential decline in demand due to coronavirus lockdowns. Fund holdings such as Tyson Foods in the consumer staples sector also hampered relative performance. During the first half of the year, shares of Tyson Foods lagged the broader market, as Tyson Foods grappled with uncertainty stemming from the coronavirus outbreak and a shift from commercial to residential consumption. Additionally, Tyson Foods’ shares were pressured due to reports of coronavirus outbreaks at numerous manufacturing plants. In the fourth quarter, the company came under fire after reports surfaced of management’s inappropriate actions related to the coronavirus and the impact of the virus on its workers.

The industrial and business services sector also weighed on relative returns due to weak stock picks, such as Boeing, and an unfavorable overweight allocation, relative to the benchmark. Despite finishing negative for the one-year period, shares of Fund holding Boeing significantly rebounded from their March lows. The company’s shares began trending upward late in the first half of the year, as airlines began rescheduling more flights. Additionally, late in the fourth quarter, shares trended upward following the recertification of the 737 MAX.

Turning to the positive, stock selection in the information technology sector contributed to the Fund’s relative performance. Shares of Qualcomm regained from the first quarter sell-off and were up considerably for the one-year period, stemming from this Fund holding’s favorable earnings reports (which exceeded market expectations) and the unveiling of the company’s new Snapdragon 888 5G mobile platform. Fund holdings in the energy sector also aided relative performance, although a detrimental overweight allocation to this poorly performing sector partially offset the positive contribution.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The Fund’s use of futures and warrants during the reporting period was slightly additive to performance. The Fund also held index futures and rights during the period.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Given market performance in 2020, Fund management believes we are beginning to see signs of exuberance, with narrow leadership, high index concentration, and increased special-purpose acquisition company and initial public offering activity. Considering this, they believe 2021 could prove to be a stock pickers’ market, where more tempered returns may remind investors of the importance of dividends. Additionally, in the event of an economic recovery, Fund management believes that 2021 may offer an environment where inflation could reappear, as consumers and businesses have capital to deploy, while household net worth is at an all-time high. Ultimately, in Fund management’s view, there could be a recoupling between the market and the economy, which has the potential to benefit areas of the market that were left behind in 2020.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/20
QUALCOMM, Inc.	3.1%
Wells Fargo & Co.	2.9%
The Southern Co.	2.8%
General Electric Co.	2.7%
DuPont de Nemours, Inc.	2.5%
Chubb Ltd.	2.3%
United Parcel Service, Inc. Class B	2.3%
Morgan Stanley	2.1%
MetLife, Inc.	2.0%
American International Group, Inc.	1.9%
24.6%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/20
Financial	25.7%
Consumer, Non-cyclical	21.1%
Industrial	10.8%
Utilities	9.1%
Technology	7.6%
Communications	7.1%
Energy	6.6%
Basic Materials	6.3%
Consumer, Cyclical	5.6%
Mutual Funds	0.6%
Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%
Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	1.34%	9.91%	9.28%
Service Class	08/15/2008	1.17%	9.65%	9.01%
Russell 1000 Value Index		2.80%	9.74%	10.50%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class I shares returned 18.06%, underperforming the 18.40% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Generally, the Fund’s underperformance versus the Index was mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses and it is not possible to invest directly in the Index.

For the year ended December 31, 2020, information technology and consumer discretionary were the strongest-performing sectors within the Index, returning 43.88% and 33.30%, respectively. The energy and real estate sectors exhibited the worst performance, returning -33.69% and -2.27%, respectively.

During 2020, U.S. equities encountered significant volatility, but ended the year well above their December 2019 levels. Equities hit all-time highs in the early months of the year, with increasing consumer confidence and three interest rate cuts by the U.S. Federal Reserve driving the rally. That quickly changed, however, as a worldwide pandemic shook global markets, and U.S. equities saw a drawdown of more than 30% in less than a month. Following the initial shock, markets rebounded in the second quarter of 2020, mostly erasing the losses from the early March slide. This rally was supported by record-level global fiscal stimulus and central banks that opted for extremely accommodative monetary policy in an effort to stimulate a swift economic recovery.

Despite an economy that looked to be adjusting slowly to living alongside the COVID-19 virus, markets continued to rally in the third quarter, setting new all-time highs, with the technology sector leading the way. Aside from brief volatility in the days leading up to the U.S. presidential election in early November, we experienced a historic equity rally in November and December of 2020. Two COVID-19 vaccines were approved for use during this time, and Congress passed a second round of fiscal stimulus, as investor optimism for the future prevailed over the concerns of the current state of the pandemic. Also in the fourth quarter of 2020, electric-car manufacturer Tesla was added to the Index, making it one of the largest firms in terms of market capitalization in the benchmark.

U.S. equities closed out 2020 at all-time highs, monetary policy remained accommodative, and interest rates remained low, as many Americans looked to the new year with hopes of moving past the pandemic.

* The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates(“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead, in Fund management’s view, the U.S. economy has the potential to continue its recovery, as vaccine distribution picks up and additional fiscal stimulus is possible in the near term, due to the incoming Biden Administration. Equity valuations remain elevated compared to their historical averages, but Fund management believes that accommodative monetary and fiscal policy, combined with increased consumer activity, could provide the tailwinds necessary to spur further equity gains.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/20
Apple, Inc.	6.7%
Microsoft Corp.	5.3%
Amazon.com, Inc.	4.4%
Facebook, Inc. Class A	2.1%
Tesla, Inc.	1.7%
Alphabet, Inc. Class A	1.7%
Alphabet, Inc. Class C	1.6%
Berkshire Hathaway, Inc. Class B	1.4%
Johnson & Johnson	1.3%
JP Morgan Chase & Co.	1.2%
27.4%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/20
Technology	23.1%
Consumer, Non-cyclical	20.8%
Communications	16.2%
Financial	14.4%
Consumer, Cyclical	9.7%
Industrial	8.2%
Utilities	2.7%
Energy	2.3%
Basic Materials	2.1%
Mutual Funds	0.1%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/1997	18.06%	14.75%	13.41%
Class II	05/01/2000	18.21%	14.91%	13.58%
Class III	05/01/2000	18.41%	15.07%	13.74%
Service Class I	08/15/2008	17.74%	14.46%	13.13%
S&P 500 Index		18.40%	15.22%	13.88%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 12.76%, underperforming, by a wide margin, the 20.96% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, security selection drove the Fund’s relative underperformance, due mainly to the results of weak Fund holdings in the consumer discretionary, information technology, and industrial sectors. Those results were partially offset by stronger-performing Fund holdings in the real estate and financial sectors. The Fund’s sector allocation also detracted from full-year returns, due to the Fund’s underweight, relative to the benchmark, in information technology and an overweight in consumer staples. The Fund’s lack of exposure to the energy sector and its overweight stake in consumer discretionary benefited relative returns.

With respect to specific Fund holdings, top relative detractors for the period included Northrop Grumman (industrial) and Diageo (consumer staples). Shares of aerospace defense company Northrop Grumman slid after first-quarter results missed consensus estimates. Margin compression in aeronautics and defense systems weighed on performance. The company began to recover in the second half of the year, as revenue growth returned and operating margins improved. Shares of U.K.-based alcoholic beverage company Diageo fell early in the year, as restrictions implemented to fight the spread of COVID-19 led to a reduction in social activities, such as business conferences, tourism, and ticketed events. For the fiscal year ended June 2020, revenues of Diageo fell 8.7% on weak volumes. Diageo’s local brands suffered greater volume declines than the global and reserve brands, with the Windsor whisky brand in South Korea down 44%. The Fund’s lack of exposure to benchmark constituents Apple (information technology), Tesla (consumer discretionary), and Amazon (consumer discretionary), all of which were stellar performers during the reporting period, also detracted from relative returns.

Fund holdings that were among the top relative contributors for the period were Nike (consumer discretionary) and Deere (industrial). Shares of athletic apparel company Nike posted a gain over the year, as the company beat earnings estimates and raised guidance in both the first and second quarters of fiscal 2021. Performance was helped by digital business, strong product innovations, and robust membership engagement. Shares of agricultural machinery company Deere rose after the company announced strong third-quarter results, exceeding expectations. The company increased its sales outlook for the year, as demand remained resilient despite the uncertainty related to COVID-19. Fund management eliminated Deere from the Fund’s portfolio during the period.

Subadviser outlook

In the current environment, following such a volatile year, Fund management believes that the data seems to support further market strength in 2021. Despite this, they warn that there is dysfunction in D.C., massive global debt, rising geopolitical risk, and a pandemic that has the potential to damage capacity for years to come. As such, at year end, the Fund’s biggest positions were those where Fund management feels comfortable managing downside risk. For example, if things work out for fast food provider McDonald’s and markets keep going up, it will prove to be a valuable Fund holding. The same could be true if markets go down. Fund management thinks that “upside” is a long-term concept and, therefore, more challenging to anticipate, whereas “downside” is a short-term concept and, thus, more predictable. Fund management tends to “think down” more than “up,” because over the long term, economies grow, markets go up, and good companies become more valuable.

At the end of the period, the Fund held its largest overweight positions in the consumer staples and health care sectors, and was most underweight in the information technology and communication services sectors.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
The TJX Cos., Inc.	5.6%
Johnson & Johnson	5.6%
Medtronic PLC	5.3%
The Coca-Cola Co.	5.0%
McDonald’s Corp.	4.8%
American Express Co.	4.7%
UnitedHealth Group, Inc.	4.7%
Diageo PLC	4.6%
Colgate-Palmolive Co.	4.6%
PepsiCo, Inc.	4.6%
49.5%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	40.4%
Financial	18.5%
Consumer, Cyclical	14.9%
Industrial	12.4%
Basic Materials	6.6%
Technology	5.7%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 12/08/2011	Since Inception 05/01/2012
Class II	12/08/2011	12.76%	16.40%	15.36%
Service Class I	05/01/2012	12.54%	16.12%		13.91%
Russell 1000 Index		20.96%	15.60%	15.62%	14.59%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund’s subadviser is Thompson, Siegel & Walmsley LLC (TSW), which replaced Templeton Investment Counsel, LLC (Templeton) effective January 7, 2020.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 5.93%, underperforming the 7.82% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. The MSCI EAFE Index became the Fund’s benchmark on January 7, 2020, because the MSCI EAFE Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the MSCI All Country World Index (ACWI) ex USA. The MSCI ACWI ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Templeton served as subadviser of the Fund (January 1, 2020– January 6, 2020), stock selection in Canada and China hurt the Fund’s relative performance. In contrast, stock selection in Europe helped drive the Fund’s relative performance. Within Europe, the U.K. was the biggest contributor. Fund holdings in the consumer staples, materials, and consumer discretionary sectors detracted from relative performance. In consumer staples, Japanese convenience store operator Seven & I Holdings and Japanese beverage manufacturer Kirin Holdings were significant detractors. In materials, Canadian precious metals mining company Wheaton Precious Metal detracted from performance. In consumer discretionary, Japanese commercial vehicle and diesel engine manufacturer Isuzu Motors also hurt performance.

For the part of the year that TSW served as subadviser of the Fund (January 7, 2020–December 31, 2020), on a regional basis, Asia Ex-Japan was the largest detractor from Fund performance. Fund holding Australian airline Qantas Airways Limited underperformed, as COVID-19 disrupted both international and domestic air travel. Fund management eliminated the airline from the Fund’s portfolio during the second quarter. The U.K. led the Fund’s relative performance, with Fund holdings Ashtead Group plc and Entain PLC among the top performers. Ashtead Group rebounded from COVID-19 lows as global economies reopened and there was an anticipated pickup in construction activity. The equipment rental company has a cash-generative business model that Fund management thinks is well positioned to survive near-term headwinds. Sports betting and gambling company Entain, formerly GVC Holdings, reported strong revenue growth driven by its online offerings.

With respect to sectors, health care detracted from the Fund’s relative returns due to stock selection. The international health care services company Fresenius SE & Co. underperformed despite reporting satisfactory results. A large portion of this Fund holding’s business revolves around elective procedures, which were routinely postponed during 2020 due to COVID-19. The energy and financial sectors were the top contributors to the Fund’s relative returns. The Fund’s underweight allocation to the energy sector proved positive, as did Fund holdings within the sector whose fortunes were modestly less sensitive to commodity prices that declined most of the year. Stock selection was also favorable in the financial sector, with UBS Group AG among the top performers. Global wealth manager UBS Group performed well throughout the year after releasing a series of strong earnings results. The Fund holding consistently grew assets under management and benefited from increased transaction activity during the year’s periods of market volatility.

Subadviser outlook

2020 offered both opportunities and pitfalls for nearly all investors. While growth commanded a sizable premium in the first half of the year, markets rediscovered value later in the year. Currency also played a major role in returns as the U.S. dollar weakened. Fund management believes that the global economy will recover fitfully in the year ahead and the sorting among corporate winners and losers will continue. Compared to 2020, their view is that political risks appear diminished, but regulatory factors could shackle high-flying capital markets. In their opinion, the largest companies, which were performance laggards for the year, have the potential to offer attractive risk/reward tradeoffs in 2021.

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/20
Sony Corp.	3.1%
Samsung Electronics Co. Ltd.	2.5%
Siemens AG Registered	2.0%
Toyota Industries Corp.	1.9%
Koninklijke Philips NV	1.9%
Nestle SA Registered	1.8%
Unilever PLC	1.8%
Engie SA	1.8%
Seven & i Holdings Co. Ltd.	1.8%
Novartis AG Registered	1.7%
20.3%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	25.7%
Financial	18.8%
Consumer, Cyclical	14.2%
Industrial	13.8%
Technology	11.1%
Basic Materials	6.4%
Energy	3.7%
Utilities	3.2%
Communications	2.5%
Diversified	1.2%
Mutual Funds	0.5%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	5.93%	4.48%	3.70%
Service Class	08/15/2008	5.57%	4.20%	3.43%
MSCI EAFE Index*		7.82%	7.45%	5.51%
MSCI ACWI ex USA		10.65%	8.93%	4.92%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Equity Fund, formerly known as MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco), which replaced Wellington Management Company LLP (Wellington Management) effective March 2, 2020.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 20.02%, outperforming the 18.40% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The S&P 500 Index became the Fund’s benchmark on March 2, 2020, because the S&P 500 Index more closely represents the Fund’s investment strategy than does the Fund’s former benchmark, the Russell 1000® Growth Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the portion of the year that Wellington Management served as subadviser of the Fund (January 1, 2020–March 1, 2020), security selection within the industrial and health care sectors helped to drive the Fund’s performance, whereas weaker selection within the communication services and consumer discretionary sectors partially offset results. With respect to specific Fund holdings, the top contributors to benchmark-relative returns were Regeneron Pharmaceuticals (health care) and Brown & Brown (financial). Shares of Regeneron, a biotechnology company, advanced during the period, as competitive pressure on the company eased. Brown & Brown, an insurance provider, started the year off strongly on the heels of positive fourth-quarter earnings results. Conversely, the top detractor from relative performance was the Fund’s lack of exposure to benchmark constituents Tesla (consumer discretionary) and Netflix (communication services). Tesla, an electric vehicle and clean energy company, benefited from strong demand for its products. The online video platform Netflix profited from increased demand for its streaming service as people around the world began spending more time at home due to COVID-19.

For the part of the year that Invesco served as subadviser of the Fund (March 2, 2020–December 31, 2020), strong stock selection in the real estate, communications services, and consumer discretionary sectors drove the Fund’s performance, while stock choices within the information technology, health care, and energy sectors detracted. Fund holdings that were top contributors to relative performance included Qualcomm, Amazon, and Microsoft. Qualcomm benefited from the ramp-up in 5G technology, particularly Apple’s launch of its 5G iPhone, which experienced strong initial demand. Amazon and Microsoft have been key beneficiaries of the stay-at-home trends driven by the pandemic. Both companies saw particularly strong demand for their cloud offerings, driven by the acceleration of the digital transformation that took place across companies and sectors. Amazon also continued to experience market share gains in its e-commerce business.

Fund holdings that were top detractors from relative performance included Suncor, Lockheed Martin, and Motorola Solutions. Suncor, an integrated oil company, was negatively impacted by oil prices and refining utilization at multi-year lows. Despite slashing operating and capital expenses along with the dividend, the company remained challenged and Fund management exited the position. Lockheed Martin underperformed after 2021 financial guidance provided in late October was underwhelming and modestly below consensus expectations. Motorola Solutions was negatively impacted by COVID-19, which had a major impact on its commercial customers in the transportation, entertainment, and hospitality verticals.

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management believes these are the late innings of the pandemic-induced recession. In their view, life could start to normalize in the second quarter of 2021, and potentially return to normal sometime in the third quarter. However, they do not think a simple resumption of the previous economic trend is possible since, even with government assistance programs, many businesses and jobs are being permanently lost, and the reallocation of people and resources in the economy will likely take time. Fund management continues to seek companies with competitive advantages and skilled management teams that are out-executing their peers.

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
Microsoft Corp.	7.9%
Amazon.com, Inc.	6.3%
QUALCOMM, Inc.	3.8%
UnitedHealth Group, Inc.	3.4%
Facebook, Inc. Class A	3.4%
JP Morgan Chase & Co.	3.3%
Applied Materials, Inc.	2.8%
The Procter & Gamble Co.	2.5%
Prologis, Inc.	2.4%
HCA Healthcare, Inc.	2.3%
38.1%

MML Fundamental Equity Fund Sector Table (% of Net Assets) on 12/31/20
Technology	24.4%
Consumer, Non-cyclical	22.0%
Communications	16.7%
Financial	16.1%
Industrial	10.3%
Consumer, Cyclical	6.6%
Energy	2.3%
Utilities	1.2%
Basic Materials	0.5%
Mutual Funds	0.2%
Total Long-Term Investments	100.3%
Short-Term Investments and Other Assets and Liabilities	(0.3)%
Net Assets	100.0%

MML Fundamental Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 12/08/2011	Since Inception 05/01/2012
Class II	12/08/2011	20.02%	16.47%	15.75%
Service Class I	05/01/2012	19.59%	16.17%		14.36%
S&P 500 Index*		18.40%	15.22%	15.41%	14.41%
Russell 1000 Growth Index		38.49%	21.00%	18.93%	17.88%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $1 billion). The Fund’s subadviser is Boston Partners Global Investors, Inc. (Boston Partners).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 2.67%, underperforming the 2.80% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, the Fund’s overweight allocation, relative to the benchmark, to the financial sector and an underweight stake in consumer staples hampered the Fund’s relative performance. On the other hand, the Fund’s underweight allocation to real estate and overweight allocation to the materials and health care sectors aided relative performance.

During the year, stock selection within health care and financial sectors detracted from relative performance. In health care, the Fund’s lack of exposure to expensive companies in the life sciences, medical devices, and biotechnology industries – including Danaher, Thermo Fisher, Abbott, and Regeneron – hurt relative performance. In the financial sector, the Fund’s overweight position in the property and casualty insurance industry weighed on returns, as claims increased due to COVID-19 and weather-related issues. The industry, however, rebounded in the fourth quarter.

Fund holdings within the information technology, communication services, and industrial sectors helped drive the Fund’s full-year performance. Within information technology, semiconductor capital equipment companies Lam Research and KLA, and applied materials and semiconductor manufacturers Qorvo, NXP, and ON Semiconductor performed well, as demand for semiconductors was stronger than expected during the COVID-19 crisis. In communication services, bellwethers Alphabet (the parent company of Google) and Facebook outperformed, as online ad trends remained strong. Within industrial, inexpensive, economically sensitive companies outperformed, as tangible evidence of an economic rebound emerged. Machinery companies Deere and Cummins, electrical equipment company Eaton, and building products supplier Owens Corning all outperformed due to order backlogs increasing and guidance being raised.

During the reporting period, Fund management increased the Fund’s exposure to the industrial and energy sectors and reduced its stake in consumer staples. Within industrial, the Fund initiated a position in Boeing, which had its Max 737 recertified by the FAA in November, an important milestone to turn around the cash flow at the company. The Fund added to its energy holdings by initiating positions in Canadian Natural Resources and PetroBras during the fourth quarter, and reduced its exposure to consumer staples by selling its Kimberly Clark position.

Subadviser outlook

Fund management will continue to focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts that Fund management believes will help drive stock prices higher. In their view, the global economy could experience a steady cyclical recovery over the next few years. Historically, these have often been good windows for value investing, as more economically sensitive companies tend to outperform growth favorites under such conditions.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/20
Berkshire Hathaway, Inc. Class B	3.4%
Johnson & Johnson	3.4%
JP Morgan Chase & Co.	3.4%
Bank of America Corp.	2.5%
Cigna Corp.	2.5%
Cisco Systems, Inc.	2.4%
Chubb Ltd.	2.1%
Anthem, Inc.	2.0%
AutoZone, Inc.	1.9%
Alphabet, Inc. Class A	1.8%
25.4%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/20
Financial	24.0%
Consumer, Non-cyclical	22.9%
Industrial	12.1%
Consumer, Cyclical	11.7%
Technology	10.1%
Communications	5.7%
Energy	5.3%
Basic Materials	4.9%
Utilities	2.6%
Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%
Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 05/01/2012
Class II	08/10/2010	2.67%	8.06%	9.07%
Service Class I	05/01/2012	2.37%	7.79%		9.06%
Russell 1000 Value Index		2.80%	9.74%	10.50%	10.93%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a significant percentage of its assets in issuers in a single industry, sector, country, or region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class I shares returned 14.02%, modestly underperforming the 15.90% return of the MSCI World Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of world equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, security selection and an underweight position, relative to the benchmark, in the information technology sector were the primary detractors from the Fund’s relative performance. Within the sector, not owning shares of both computer and personal electronics maker Apple and software giant Microsoft also weighed on the Fund’s relative results. Stock selection in the consumer discretionary sector also detracted from the Fund’s relative performance. Within consumer discretionary, not owning shares of both internet retail giant Amazon and electric vehicle manufacturer Tesla hindered returns.

Security selection and an overweight allocation to the consumer staples sector further dampened relative returns, led by overweight positions in food processing company Danone (France) and premium drinks distributer Diageo (United Kingdom). Stocks in other sectors that negatively impacted the Fund’s relative performance included overweight positions in life sciences company Bayer (Germany), diversified industrial manufacturer Rolls-Royce (United Kingdom), advertising and marketing firm WPP Group (United Kingdom), and financial services provider Bank of New York Mellon.

On the other side of the ledger, an underweight position in the energy sector contributed to the Fund’s relative performance for the year. Within energy, not owning shares of both American integrated oil and gas company ExxonMobil and U.K.-based global energy and petrochemicals company Royal Dutch Shell boosted relative results. An underweight allocation and stock selection in the financial sector also supported relative performance. Stock selection in the industrial sector also helped relative returns, led by overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), railroad company Kansas City Southern, machinery and industrial products manufacturer Kubota (Japan), and ground delivery service company United Parcel Service.

Elsewhere, the Fund’s overweight positions in life sciences supply company Thermo Fisher Scientific, luxury goods company LVMH (France), and digital payment technology developer PayPal, as well as holdings of microchip and electronics manufacturer Samsung Electronics (South Korea; not a benchmark constituent), positively impacted the Fund’s relative performance.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of the Fund’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Fund to have different currency exposure than the benchmark.

Subadviser outlook

Looking back on 2020, Fund management is reminded of the advice they always give investors seeking to navigate extreme volatility: Stick with a tried-and-true disciplined investment process focused on the long term. Fund management’s approach seeks out companies with above-average sustainable growth at the right valuation, companies operating in an attractive industry structure, and companies with a competitive advantage and the pricing power to protect and grow profits. Looking ahead, Fund management is optimistic about a potential recovery and the return to some semblance of normalcy in markets, with fewer big swings in share prices and a return to fundamentals, but they remain acutely aware of some stretched valuations and signs of excess in some areas of the market.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/20
Comcast Corp. Class A	3.5%
Thermo Fisher Scientific, Inc.	3.2%
Visa, Inc. Class A	3.1%
Medtronic PLC	3.0%
Schneider Electric SE	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Accenture PLC Class A	2.6%
Nestle SA Registered	2.5%
Honeywell International, Inc.	2.4%
The Walt Disney Co.	2.2%
28.1%

MML Global Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	35.8%
Industrial	20.3%
Financial	12.8%
Technology	9.1%
Communications	8.6%
Consumer, Cyclical	7.0%
Basic Materials	6.1%
Mutual Funds	1.2%
Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%
Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS I

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class I	05/01/2006	14.02%	12.46%	10.84%
Class II	05/01/2006	13.96%	12.46%	10.88%
Service Class I	08/15/2008	13.70%	12.18%	10.55%
MSCI World Index		15.90%	12.19%	9.87%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 14.51%, underperforming the 18.40% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, security selection in the information technology sector hampered the Fund’s relative performance. Within the sector, the Fund’s underweight position, relative to the benchmark, in computer and personal electronics maker Apple, and not holding shares of both computer graphics processor maker NVIDIA and digital payment technology developer PayPal detracted from the Fund’s relative performance.

Also weakening the Fund’s relative performance were stock selection and, to a lesser extent, an underweight position in the consumer discretionary sector. Stock selection and an overweight position in the consumer staples sector were also detractors. Within the consumer discretionary sector, not holding shares of strong-performing internet retail giant Amazon held back relative returns. Within the consumer staples sector, holding shares of food processing company Danone (France; not a benchmark constituent) detracted from relative results, as the stock declined over the reporting period. Elsewhere, holding shares of natural gas and petrochemical products manufacturer and pipeline company Enterprise Products Partners (not a benchmark constituent), and the timing of the Fund’s overweight positions in both oil field services company Schlumberger and energy exploration and production company EOG Resources detracted. The Fund eliminated Schlumberger and EOG Resources from its portfolio. Also, the Fund’s overweight positions in medical technology company Becton, Dickson & Co. as well as financial services firm Bank of America hindered relative performance.

On the upside, stock selection in both the financial and communication services sectors proved positive for the Fund’s performance over the reporting period. Within the financial sector, not holding shares of diversified financial services firm Wells Fargo benefited relative results, as that company’s stock price fell during the year. Within the communication services sector, not holding shares of telecommunication services provider AT&T supported relative returns. An underweight allocation to the utilities sector also helped the Fund’s relative performance.

Additional contributors to relative performance in other sectors included not owning shares of integrated oil and gas company ExxonMobil, energy company Chevron, and aerospace company Boeing. Overweighting shares of specialty rural lifestyle retailer Tractor Supply Company, life sciences supply company Thermo Fisher Scientific, health care equipment manufacturer Danaher, retail giant Target, and software company Adobe Systems also aided the Fund’s relative performance.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of the Fund’s investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Fund to have different currency exposures than the benchmark.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In Fund management’s view, the market’s resounding nine-month rally following the March 2020 lows looks very similar to the 2009 rally following the financial crisis. The nine months after the 2009 rally were fraught with volatility, as investors tried to decipher the next phase of the market. Time will tell if 2021 follows a similar path, but Fund management is prepared for the potential for volatility, as investors try to make sense of where the market could be headed. Fund management believes that there may be froth in this market, as evidenced by large retail investor flows, initial public offerings (IPOs), and the record levels of money raised by special-purpose acquisition companies. And, as MFS’s Chief Investment Strategist Rob Almeida and Chief Economist Erik Weisman like to emphasize, “There is no such thing as a free lunch.” They believe the monetary and fiscal response to what the world went through in 2020 comes with a cost; it was not free. In Fund management’s view, the combination of market distortion from central bankers and growing demand for corporate behavior changes could be setting the stage for a new era of profit and asset price dispersion, which they feel could lead to opportunities for active managers.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/20
Microsoft Corp.	5.0%
Alphabet, Inc. Class A	4.0%
Apple, Inc.	2.5%
JP Morgan Chase & Co.	2.5%
Johnson & Johnson	2.4%
Visa, Inc. Class A	2.4%
Medtronic PLC	2.3%
Mastercard, Inc. Class A	2.2%
Honeywell International, Inc.	2.2%
Comcast Corp. Class A	2.1%
27.6%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	25.1%
Technology	20.5%
Financial	18.8%
Consumer, Cyclical	10.3%
Communications	10.0%
Industrial	9.2%
Basic Materials	3.1%
Energy	1.6%
Utilities	0.6%
Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%
Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	14.51%	14.05%	12.86%
Service Class	08/15/2008	14.24%	13.77%	12.58%
S&P 500 Index		18.40%	15.22%	13.88%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadviser believes are generally above $2 billion). The Fund’s subadviser is Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 3.03%, outperforming the 2.80% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

2020 will be recorded as another year of growth’s dominance, as the Russell 1000® Growth benchmark outperformed its value counterpart by the largest margin on record – over 40% annually at one point during the year. It will also be notable for having the most rapidly declining bear market in history, followed by a historically rapid recovery. The bear market was atypical to say the least, as cheaper stocks (with higher dividend yields and lower price/earnings ratios) were shunned in favor of growth stocks (specifically, pricey technology stocks).

Something unexpected happened on the way to growth’s coronation party for the year: Value stocks began outperforming and clawing back some of growth’s advantage with a strong fourth-quarter performance. The Fund’s outperformance during the fourth quarter propelled its returns high enough for the Fund to end the year slightly ahead of the benchmark.

The Fund’s stock selection within the technology sector added meaningfully to relative performance. Fund holdings within the technology sector gained 46.3% during the year, while the technology sector of the benchmark rose only 10.4%. Among the largest contributors were integrated circuit supplier Marvell Technology Group (which advanced 55%), cloud software and database provider Oracle Corp. (+24%), digital telecommunications chipset maker Qualcomm (+77%), and software maker Microsoft (+18%). Within materials, the Fund’s overweight position, relative to the benchmark, and stock selection within the sector, added to relative performance. Fund holdings that contributed here included the specialty agriculture company Corteva (+34%) and the specialty chemical company that supplies many technology and industrial companies, Element Solutions (+53%). These Fund holdings significantly outperformed the benchmark’s materials sector, which gained only 18% during the year.

Areas that detracted from performance included the industrial sector and the energy sector. Within industrial, shares of General Electric, a large industrial conglomerate that has faced many headwinds in several of its portfolio business lines, fell toward the end of the year, and this Fund holding was eliminated from the Fund’s portfolio. Another Fund holding, Spirit AeroSystems, a large supplier of fuselage systems and aerospace systems to commercial airlines and defense contractors, detracted from the Fund’s full-year returns, as demand for air travel decreased dramatically. The Fund also eliminated this stock from its portfolio. A slight overweight to, and stock selection within, the energy sector detracted from performance. Nearly every Fund holding within the sector hampered returns, as the price of oil fell dramatically during the year. The Fund holdings that detracted the most included EOG Resources, an exploration and production company; Valero Energy, a large refinery; and Phillips 66, a transportation, storage, and marketer of gas and other fuels.

Subadviser outlook

Fund management notes that growth’s rise relative to value went parabolic during 2020, breaking every previous record for a one-year return difference. The length and magnitude of this growth cycle has left many investors wondering whether an allocation to value will ever outperform their growth investments. Yet, in Fund management’s view, the greater the consensus grows that “value is dead,” the closer we could be to a sustainable inflection point in favor of value. They also note that, while value stocks began outperforming growth starting in September 2020, clawing back some of growth’s advantage with strong fourth-quarter returns, whether or not a sustainable turn in favor of value has actually begun remains to be seen. However, they do believe that conditions appear to be tilted in favor of value to a degree that we have not seen in more than a decade.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/20
DuPont de Nemours, Inc.	2.6%
JP Morgan Chase & Co.	2.5%
US Bancorp	2.4%
Corteva, Inc.	2.3%
Comcast Corp. Class A	2.3%
Phillips 66	2.2%
Coca-Cola European Partners PLC	2.2%
American Express Co.	2.2%
Raytheon Technologies Corp.	2.2%
Wells Fargo & Co.	2.2%
23.1%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/20
Financial	29.6%
Consumer, Non-cyclical	18.1%
Industrial	14.5%
Consumer, Cyclical	9.8%
Technology	6.7%
Utilities	5.7%
Energy	5.3%
Basic Materials	5.2%
Communications	4.6%
Mutual Funds	0.4%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	3.03%	9.13%	9.54%
Service Class	08/15/2008	2.79%	8.86%	9.28%
Russell 1000 Value Index		2.80%	9.74%	10.50%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 5.37%, underperforming the 7.59% return of the MSCI World Index ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of world, excluding U.S. equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

As the Fund uses a bottom-up approach in selecting stocks, country and sector allocations are a result of the Fund’s stock selection process. With respect to country performance relative to the benchmark, both stock selection and country weightings detracted from the Fund’s results. Relative sector performance was negatively impacted by stock selection, while sector weightings contributed to overall results.

From a geographic perspective, Japan detracted most from relative performance, mainly due to a less-than-benchmark weighting – although ironically, this geography contributed to the Fund’s absolute return, as all four underlying Fund holdings generated double-digit positive returns. The Netherlands was the next-largest relative detractor, stemming from less-than-favorable stock selection, along with a lower-than-benchmark weighting. The Netherlands was also a negative absolute contributor, as one of three Fund holdings, internet and direct marketing retail company Prosus, lost value for the period.

South Korea and Sweden produced the Fund’s best relative performance for the year, due to a combination of strong stock selection and weightings discrepancies relative to the benchmark. South Korea and Sweden were also the second- and third-largest contributors to the Fund’s absolute return, as all underlying Fund holdings in these geographies gained value. Interactive media and services firm NAVER (up 67%) generated the largest absolute return in South Korea, while construction machinery and heavy trucks company Volvo (+41%) posted the top absolute return in Sweden.

From a sector perspective, Fund holdings in the materials sector detracted the most from relative results. Two of the five underlying Fund holdings within the sector lost value in the double digits: Germany-based steel company thyssenkrupp (down 26%) and Australia-headquartered chemical firm Orica (-23%). The financial sector was next-largest detractor for the period. In contrast, the consumer discretionary sector generated the best relative performance for 2020 from both stock selection and a greater-than-benchmark weighting. Of the sector’s 18 underlying Fund holdings, 15 generated positive absolute returns, led by Richemont (+47%), a luxury goods company. Energy produced the next best relative return for the year.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As of year end, approximately 14% of the Fund’s exposure to the Swiss franc was hedged. Currency hedges detracted slightly from the Fund’s performance for the year.

Subadviser outlook

Similar to the year 2016, 2020 was a year of extremes, driven by exogenous factors ranging from the COVID-19 pandemic to Brexit negotiations, with elections in between. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s withdrawal from the European Union.) Markets reacted favorably to events in the fourth quarter of 2020, particularly as a result of the approval and emergency use authorization of multiple vaccines aimed at preventing the spread of COVID-19. Fund

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

management acknowledges that the past 12 months have been volatile for many investors. Though volatility is traumatic and difficult to tolerate, Fund management believes that market instability can unearth investment opportunities for those who are patient and willing to weather the storm. In times when others chase performance or lose conviction based on news headlines and irrational reactions, Fund management watches for opportunities to build positions in quality companies that are trading at large discounts to Fund management’s perception of their intrinsic value.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
Glencore PLC	5.0%
Lloyds Banking Group PLC	4.4%
Intesa Sanpaolo SpA	4.1%
Credit Suisse Group AG Registered	4.1%
Daimler AG Registered	3.8%
BNP Paribas SA	3.8%
Bayer AG Registered	3.6%
CNH Industrial NV	3.6%
Bayerische Motoren Werke AG	3.2%
Allianz SE Registered	3.0%
38.6%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/20
Financial	30.1%
Consumer, Cyclical	22.1%
Consumer, Non-cyclical	13.6%
Communications	10.7%
Industrial	10.1%
Basic Materials	7.6%
Energy	1.7%
Technology	1.5%
Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%
Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	Since Inception 01/07/2014	Since Inception 05/01/2014
Class II	01/07/2014	5.37%	7.15%	3.62%
Service Class I	05/01/2014	5.07%	6.88%		3.09%
MSCI World Index ex USA		7.59%	7.64%	4.46%	4.13%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Loomis, Sayles & Company, L.P. (Loomis Sayles).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 31.78%, significantly underperforming the 38.49% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, stock selection in the information technology, consumer discretionary, energy, and financial sectors, as well as the Fund’s allocations to the information technology, energy, financial, consumer staples, health care, and communication services sectors detracted from relative performance. Stock selection in the industrial, consumer staples, health care, and communication services sectors, as well as the Fund’s allocations to the industrial and consumer discretionary sectors, contributed positively to relative returns.

With respect to specific Fund holdings, Coca-Cola and Schlumberger were the biggest detractors from the Fund’s performance, whereas Amazon and Nvidia were the top contributors.

The Coca-Cola Company is the world’s leading owner and marketer of non-alcoholic beverage brands. In late January 2020, the company reported strong financial results that surpassed company management’s full-year guidance, which had already been raised during the year, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. While Coca-Cola management expected its strong organic growth to continue, the then-current level of growth exceeded Fund management’s long-term forecasts for the company and the Fund eliminated its position in March to reallocate capital to more attractive reward-to-risk opportunities. Due to the timing of the sale in the March downturn, Coca-Cola was among the biggest detractors for the period. Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production industry. The company reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to COVID-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter due to the global lockdown, continued travel restrictions, and a resurgence of COVID-19 cases – all of which continued to delay a recovery in demand. On Fund management’s belief that Schlumberger’s products remain a necessary part of the solution for profitably extracting energy resources, even in times of substantial commodity price compression, the Fund expanded its position in Schlumberger during the period.

Online retailer Amazon offers millions of products to consumers and its enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services. During the period, Fund management estimates Amazon’s gross merchandise volume grew faster than either global retail sales or U.S. e-commerce, indicating the company expanded its market share. AWS also posted strong revenue growth during the period that exceeded consensus expectations and accelerated following the outbreak of COVID-19. Nvidia is the world leader in graphic processing units, which enable computers to produce and utilize highly realistic 3D graphic imagery and models. Nvidia reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Fund’s investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. This process is designed to lead to a lower-turnover portfolio, where sector positioning is the result of stock selection. At year end, the Fund was overweight in the industrial, communication services, health care, energy, financial, and consumer staples sectors – and underweight in the information technology and consumer discretionary sectors. The Fund held no positions in the real estate, materials, or utilities sectors. Fund management remains committed to its long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/20
Amazon.com, Inc.	7.1%
Visa, Inc. Class A	5.8%
Facebook, Inc. Class A	5.7%
Autodesk, Inc.	5.3%
Alibaba Group Holding Ltd. Sponsored ADR	4.7%
NVIDIA Corp.	4.5%
The Boeing Co.	4.5%
Microsoft Corp.	4.0%
Deere & Co.	3.8%
The Walt Disney Co.	3.8%
49.2%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/20
Communications	29.8%
Technology	26.9%
Consumer, Non-cyclical	18.9%
Industrial	10.5%
Financial	7.2%
Consumer, Cyclical	4.9%
Energy	1.3%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	31.78%	17.72%	14.51%
Service Class	08/15/2008	31.53%	17.45%	14.23%
Russell 1000 Growth Index		38.49%	21.00%	17.21%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

*The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”),and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 6.68%, underperforming, by a wide margin, the 18.40% return of the Index, which measures the performance of 500 widely held stocks in the U.S. equity market. The Index is the Fund’s benchmark. The Fund underperformed the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed the Index for the year, while achieving the risk component of its objective by exhibiting significantly less volatility than the equity market. Throughout 2020, the Fund’s two-part option strategy delivered equity market participation during the periods in which the equity market advanced and significant downside protection during market declines. When the equity market has a strong advance, combined with below-average implied volatility levels, underperformance of the Fund is expected, as its risk-reducing option strategy generates losses that detract from the return of the Fund’s Index-tracking equity portfolio. During the pandemic-driven bear market from February 19 to March 23, the Fund’s decline was less than half the loss of the Index, as gains from its option strategy provided 18.56% of downside protection relative to the Index’s decline of 33.79%.

The Fund returned 18.94% during the market recovery from March 23 to the temporary recovery peak on September 2. The Index returned 61.39% over this period. The Fund’s return differential was primarily due to losses from its option strategy, though above-average implied volatility levels resulted in smaller losses than would have otherwise been incurred.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As noted above, throughout the reporting period, the Fund’s performance was both positively and negatively impacted by its options strategy. (A call option is an agreement that gives the owner the ability to buy a specified amount of an underlying security at a specified price within a specified period of time. A put option is an agreement that gives the owner the ability to sell a specified amount of an underlying security at a specified price within a specified period of time.)

Subadviser outlook

Fund management’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Their investment philosophy also holds that consistency is key to long-term success and

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Fund management seeks to manage risk while pursuing long-term returns in an uncertain environment. As always, they will avoid incorporating forecasts into their investment approach and will not attempt to anticipate how events will unfold.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/20
Apple, Inc.	6.3%
Microsoft Corp.	5.0%
Amazon.com, Inc.	4.1%
Facebook, Inc. Class A	2.0%
Tesla, Inc.	1.6%
Alphabet, Inc. Class A	1.6%
Alphabet, Inc. Class C	1.5%
Berkshire Hathaway, Inc. Class B	1.3%
Johnson & Johnson	1.2%
JP Morgan Chase & Co.	1.2%
25.8%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/20
Technology	21.9%
Consumer, Non-cyclical	19.8%
Communications	15.4%
Financial	14.3%
Consumer, Cyclical	9.2%
Industrial	7.8%
Utilities	2.6%
Energy	2.1%
Basic Materials	2.0%
Mutual Funds	0.0%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2000	6.68%	5.16%	5.89%
Service Class	08/15/2008	6.42%	4.90%	5.63%
S&P 500 Index*		18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

MassMutual Select Funds – Portfolio Summaries (Unaudited) (Continued)

What is the investment approach of MML Mid Cap Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s two subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which managed approximately 74% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 26% of the Fund’s portfolio, as of December 31, 2020. Wellington Management was added as a subadviser of the Fund effective January 7, 2020.

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 25.57%, significantly underperforming the 35.59% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 25.57% return outperformed, by a wide margin, the 13.66% return of the S&P MidCap 400® Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, within the T. Rowe Price component of the Fund, broadly speaking, stock selection and sector allocation detracted from performance. At the sector level, information technology, health care, and consumer discretionary detracted from relative returns, while consumer staples partially contributed to relative performance. The information technology sector was the largest detractor from the Fund component’s relative performance, due to an underweight position, relative to the benchmark, and weak stock selection. In health care, security selection weighed on relative results, driven by Fund component holding Teleflex, which came under meaningful pressure during the March sell-off as widespread coronavirus-driven delays and cancellations of scheduled and voluntary medical procedures depressed demand for the company’s surgical devices. Fund component holdings within the consumer discretionary sector also hampered relative returns due to unfortunate stock choices such as Norwegian Cruise Line Holdings, whose share price suffered greatly as the entire industry was sidelined for the long term due to the coronavirus pandemic. In contrast, an underweight allocation to the consumer staples sector contributed to the Fund component’s relative performance. However, adverse stock selection within the sector offset almost all of the positive impact. No other sector contributed during the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. The estimated return impact from employing warrants was negligible during the reporting period.

For the part of the year that Wellington Management served as co-subadviser of the Fund (January 7, 2020–December 31, 2020), weak stock selection in the industrial and consumer discretionary sectors was the primary driver of the Fund component’s relative returns. These results were slightly offset by stronger selection within the information technology sector. Sector allocation, a residual of the Fund component’s bottom-up stock selection process, also weighed on relative returns. An overweight to the consumer discretionary sector and an underweight to information technology detracted, while a lack of exposure to the energy sector contributed to relative performance. Fund component holdings that detracted most from relative returns during the period included Hexcel (industrial) and Aramark (consumer discretionary). Weakness in airlines related to the coronavirus weighed on Hexcel, the world’s largest supplier of aerospace grade carbon fiber, which makes planes lighter and more fuel efficient. Shares of Aramark, a provider of uniform and food services to a broad base of customers, fell as a portion of the business went offline during the pandemic. Fund component holdings that were top individual contributors to relative performance during the period included DocuSign (information technology) and Etsy (consumer discretionary). DocuSign is an electronic signature solutions company leading the increasing digitization of agreement workflows. Wellington Management eliminated its position during the

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

period as the stock moved above their market cap range. Etsy, the dominant online marketplace for vintage items, handmade goods, art, and crafts, also contributed to relative returns for the year. Wellington Management did not use derivatives during the period.

Subadviser outlook

T. Rowe Price believes that the battle to “return to normal” played out in the fourth quarter of 2020, as news of coronavirus vaccine rollouts alternated with a soaring number of infections. Against this backdrop, extreme growth and richly valued stocks extended their outperformance, despite a highly uncertain economic outlook and an increasingly bloated Federal Reserve (the “Fed”) balance sheet. As in recent periods, the fourth quarter showed that any bias toward valuation discipline was a performance headwind in an environment favoring “growth at any price,” in which investors mostly shrugged off concerns about massive deficits, U.S. dollar weakness, prolonged zero interest rates, and inflation. T. Rowe Price believes that these potential long-term negative economic impacts are not reflected in the lofty growth expectations baked into the valuations of many high-flying stocks. Moreover, T. Rowe Price continues to believe there could be a reckoning in the market when these expectations are not met or when the adverse economic consequences from massive stimulus packages start to materialize.

While Wellington Management is bottom-up in its investment approach, they harbor a generally optimistic view of the macro landscape heading into 2021. They believe that the combination of fiscal stimulus, an accommodative Fed, pent-up consumer savings, an improving employment and manufacturing picture, the gradual rollout of the coronavirus vaccine, and a strong U.S. housing landscape has the potential to make for a positive backdrop in 2021.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/20
Burlington Stores, Inc.	2.2%
TransUnion	2.0%
Hologic, Inc.	1.9%
J.B. Hunt Transport Services, Inc.	1.8%
Ball Corp.	1.7%
Teleflex, Inc.	1.7%
Catalent, Inc.	1.6%
KLA Corp.	1.6%
Microchip Technology, Inc.	1.5%
BWX Technologies, Inc.	1.5%
17.5%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	32.5%
Technology	21.2%
Industrial	16.9%
Consumer, Cyclical	13.5%
Communications	6.2%
Financial	5.5%
Utilities	1.0%
Basic Materials	0.7%
Mutual Funds	0.7%
Energy	0.6%
Diversified	0.2%
Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%
Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	25.57%	16.43%	14.80%
Service Class	08/15/2008	25.25%	16.13%	14.50%
Russell Midcap Growth Index*		35.59%	18.66%	15.04%
S&P MidCap 400 Index		13.66%	12.35%	11.51%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 1.71%, underperforming the 4.96% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, large-cap stocks outperformed mid- and small-cap issues. Growth stocks outperformed their value counterparts.

Stock selection and an underweight in the materials sector, relative to the benchmark, detracted from the Fund’s relative performance. In particular, a lack of exposure to metals and mining companies, including Newmont, weighed on results. Not owning a number of outperforming interactive media and services companies also dampened the Fund’s relative performance in the communication services sector. On a positive note, the Fund’s underweight in the real estate sector benefited performance. Several information technology stocks were also notable contributors.

With respect to specific Fund holdings, key detractors during the year included Comerica and Sodexo. Fund management reduced the Fund’s weight in regional banks, which included eliminating the Fund’s position in Comerica. Like other banks, Comerica faces increased credit risk from worsening economic conditions. Additionally, low short-term interest rates negatively impacted Comerica’s earnings by a greater degree, relative to many of its peers. Food service and facilities maintenance operator Sodexo weighed on the Fund’s returns, as COVID-19 caused business interruptions for many of its corporate, leisure, and higher education customers. Fund management added to the Fund’s position in this holding, due to Sodexo’s attractive valuation, flexible cost structure, and financial strength.

Fund holdings that were key contributors to the Fund’s performance during the year included Applied Materials and Hologic. Semiconductor equipment company Applied Materials was a top contributor, as it benefited from strong trends in key end markets and demand for connectivity during the pandemic. Fund management trimmed the Fund’s position in Hologic as the stock had appreciated. Hologic, a medical devices company, outperformed due to significant sales for its new COVID-19 test. The economics of the test are very favorable, as Hologic is able to capture three times the revenue of its core diagnostics test with better gross margins. The Fund trimmed its position following the stock’s outperformance.

Subadviser outlook

In Fund management’s view, disruption themes continue into 2021. The pandemic accelerated paradigm-shifting structural trends. For example, dedensification reshaped the real estate market as millennials migrated from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from coal and natural gas to renewable sources, such as solar and wind. In addition, Fund management believes government entities will support renewables by enacting policies intended to combat global warming. These and other significant themes, in their view, could create investment opportunities, while increasing the importance of fundamental analysis and security selection.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/20
Zimmer Biomet Holdings, Inc.	2.9%
Northern Trust Corp.	2.4%
Emerson Electric Co.	2.4%
iShares Russell Mid-Cap Value ETF	2.4%
Chubb Ltd.	2.3%
nVent Electric PLC	1.8%
Universal Health Services, Inc. Class B	1.8%
The Bank of New York Mellon Corp.	1.7%
Southwest Airlines Co.	1.7%
Koninklijke Ahold Delhaize NV	1.7%
21.1%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/20
Financial	22.9%
Consumer, Non-cyclical	21.4%
Industrial	20.3%
Consumer, Cyclical	12.3%
Utilities	7.9%
Technology	5.0%
Communications	3.8%
Mutual Funds	2.4%
Energy	2.2%
Basic Materials	1.3%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	1.71%	9.48%	10.59%
Service Class	08/15/2008	1.48%	9.20%	10.32%
Russell Midcap Value Index		4.96%	9.73%	10.49%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class shares returned 35.62%, outperforming the 34.63% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s 35.62% return outperformed, by a wide margin, the 19.96% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, stock selection within health care, information technology, and communication services was a primary driver of the Fund’s outperformance of the benchmark. An underweight allocation, relative to the benchmark, to the poorly performing energy sector and an overweight to the industrial sector also contributed to the Fund’s full-year returns. On the other hand, weak stock selection within the materials, industrial, and consumer discretionary sectors hampered the Fund’s performance for the year.

With respect to specific Fund holdings, top individual contributors to relative performance during the period included Livongo Health (health care), Chegg (consumer discretionary), and SunPower (information technology). Shares of Livongo Health rose after management announced a merger agreement with Teledoc Health, which will position the firm as a leader in comprehensive virtual care during a time of unprecedented demand. The Fund sold its position, as the combined entity’s market cap no longer occupied the small-cap market segment. Shares of Chegg rose over the period after reporting strong results that surpassed expectations. The online textbook rental and learning services company saw a sharp increase in subscriptions over the year as institutions moved to online learning in response to COVID-19. SunPower’s shares rose after the solar panel manufacturer reported third-quarter revenue that beat consensus estimates, with sales up 70% year over year. Management raised its guidance for the 2020 fiscal year, and the company secured funding for its residential solar leasing program through 2021.

Stocks that detracted most from relative returns during the period included Curtiss-Wright (industrial), MFA Financial (financial), and Kirby (industrial). Shares of Curtiss-Wright fell as COVID-19 created uncertainty in the company’s guidance, despite the company releasing a solid set of results. The market’s de-rating of the company on commercial aerospace and defense budget concerns remained a headwind through the period. The Fund increased its position in Curtiss-Wright on what Fund management viewed as attractive valuations and remained overweight to end the period. Shares of MFA Financial fell after the company failed to meet its margin calls due to COVID-19-driven volatility in the credit markets. Fund management eliminated the mortgage real estate investment trust (REIT) from the Fund’s portfolio after the company was required to sell assets to help satisfy margin calls, leading Fund management to question the health of the business model. Shares of Kirby, a Texas-based barge operator, declined, as the COVID-19 pandemic led to decreased levels of business activity, causing workforce reductions. Shares also came under pressure after Kirby announced a restatement of first-quarter earnings, failing to properly record a goodwill impairment charge.

Subadviser outlook

U.S. small-cap equities enjoyed a strong rally in the fourth quarter to close out 2020 with the largest positive quarterly return for the Russell 2000 Index since its launch. With the distribution of COVID-19 vaccinations and additional fiscal stimulus, Fund management has become optimistic about the prospects for equity markets in 2021. At the end of the period, the Fund held its largest overweight allocations to the financial and information technology sectors – and its greatest underweight stakes in the health care, consumer staples, and real estate sectors.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/20
Rapid7, Inc.	1.6%
Tower Semiconductor Ltd.	1.4%
Western Alliance Bancorp	1.3%
Globus Medical, Inc. Class A	1.2%
BMC Stock Holdings, Inc.	1.2%
LHC Group, Inc.	1.2%
Cardlytics, Inc.	1.2%
Rexnord Corp.	1.2%
Kennametal, Inc.	1.2%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.1%
12.6%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/20
Consumer, Non-cyclical	31.2%
Financial	16.7%
Consumer, Cyclical	16.1%
Technology	15.6%
Industrial	15.3%
Communications	4.1%
Energy	3.0%
Mutual Funds	1.9%
Basic Materials	1.0%
Utilities	0.4%
Total Long-Term Investments	105.3%
Short-Term Investments and Other Assets and Liabilities	(5.3)%
Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/03/1999	35.62%	19.13%	14.43%
Service Class	08/15/2008	35.29%	18.83%	14.14%
Russell 2000 Growth Index*		34.63%	16.36%	13.48%
Russell 2000 Index		19.96%	13.26%	11.20%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 9.16%, outperforming the 4.63% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund significantly underperformed the 19.96% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection and sector allocation, overall, aided the Fund’s relative outperformance for the year ended December 31, 2020. The financial sector was the leading contributor, primarily due to stock selection, led by Fund holding PennyMac Financial Services. The mortgage provider and servicer continued to post strong quarterly results, despite significant market disruptions.

The health care sector also contributed to relative returns, due to favorable stock selection coupled with an overweight position, relative to the benchmark. Within the sector, Fund holdings Quidel (an American manufacturer of diagnostic health care products sold worldwide) and Momenta Pharmaceuticals drove performance. Shares of the latter were boosted by positive sentiment toward its M281 anti-FcRn antibody, which has the potential to provide a safer, more convenient, and more effective alternative to intravenous immunoglobulin (IVIG) for patients with autoimmune diseases. In the third quarter, shares soared on news the company would be acquired by Johnson & Johnson. Real estate also aided the Fund’s performance during the period due to both a beneficial underweight allocation and favorable stock choices, such as The St. Joe Company (a Northwest Florida based real estate developer and asset manager).

On the other side of the ledger, stock selection in the consumer discretionary sector weighed on relative performance, driven by Fund holding Strategic Education. Shares of the for-profit educator plunged in July on quarterly results highlighting a deceleration in enrollment growth. Negative investor reaction to the announcement of the company’s acquisition of Laureate Education’s Australian portfolio also weighed on the stock. Additionally, Fund holdings in the industrial and business services sectors detracted from relative results for the period, due to poor stock choices, such as Triumph Group, a supplier of aerospace services, structures, systems, and support.

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. For the year ended December 31, 2020, the estimated return impact on the Fund’s performance from employing warrants was negligible.

Subadviser outlook

Fund management is optimistic about a continued economic recovery as the global fight against the coronavirus continues and multiple vaccines are rolled out in 2021. Additionally, although Fund management expects some noise in Washington over the coming weeks, Fund management believes there could be less political volatility now that the 2020 election is behind us. That said, they are mindful of the many challenges that remain before we are back to a more normal environment – and of the fact that market valuations were above long-term averages as we entered 2021. Fund management’s focus, as always, remains on long-term performance, and they believe their contrarian approach has the potential to serve the interests of their shareholders.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/20
Littelfuse, Inc.	1.6%
Cable One, Inc.	1.5%
Home BancShares, Inc.	1.4%
PennyMac Financial Services, Inc.	1.3%
Ceridian HCM Holding, Inc.	1.3%
Western Alliance Bancorp	1.3%
WSFS Financial Corp.	1.3%
Chesapeake Utilities Corp.	1.2%
Pinnacle Financial Partners, Inc.	1.2%
BankUnited, Inc.	1.2%
13.3%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/20
Financial	35.1%
Industrial	15.8%
Consumer, Non-cyclical	13.0%
Consumer, Cyclical	11.7%
Technology	6.5%
Basic Materials	5.7%
Utilities	4.2%
Energy	4.2%
Communications	3.1%
Mutual Funds	0.3%
Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%
Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Class II	02/27/2009	9.16%	12.04%	9.66%
Service Class I	02/27/2009	8.92%	11.77%	9.38%
Russell 2000 Value Index*		4.63%	9.65%	8.66%
Russell 2000 Index		19.96%	13.26%	11.20%

* Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Initial Class Shares returned 4.65%, underperforming the 4.88% return of the Russell 2500TM Value Index (the “benchmark), which measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2020, stock selection detracted from the Fund’s performance, while sector allocations generally contributed. An underweight to the health care sector, relative to the benchmark, hampered the Fund’s full-year results, while an overweight stake in technology contributed. Less-than-favorable security selection in the energy and materials sectors more than offset positive security selection in real estate and health care.

With respect to specific Fund holdings, HollyFrontier detracted from Fund performance, as the petroleum refiner continued to deal with weak COVID-19-related end demand for fuel products and the resulting low asset utilization. Reinsurance Group of America held back returns after the life reinsurer raised equity capital that was dilutive to its book value. Its management indicated that the capital would be an additional buffer against higher mortality claims and credit losses that could potentially come from the current volatile climate. Carpenter Technology, a specialty alloy manufacturer, also hampered the Fund’s full-year results. Carpenter underperformed amid soft earnings due to weakness in its key aerospace end market.

On the positive side, Fund holdings that contributed to the Fund’s returns included Quanta Services, a utility contractor that reported a series of better-than-expected quarterly earnings and cash flow results. Papa John’s International also contributed, as the pizza restaurant company continued to show strong comparable-store sales growth. Papa John’s, and the pizza market in general, has been experiencing robust demand from consumers who face fewer dine-out options due to restaurant closures and state- and local-mandated occupancy limits and closures. Packaged-foods company Hain Celestial beat expectations throughout the year, as its shares rebounded off March lows.

Subadviser outlook

After a strong fourth quarter, investors have begun to wonder if the outperformance of smaller-cap value stocks signals the beginning of a new trend. Over the recent past, value stocks have faced multiple headwinds. A fragile economy followed by a recession led to investors paying ever higher multiples for growth stocks – and increasing investor skepticism that value company profits could survive the twin shocks of a slower economy and technological disruption, along with heightened risk and historically low interest rates. As a result, the discount of value stocks relative to their growth counterparts is at historic levels.

Fund management believes that the tide is showing signs of turning. They believe the economy is recovering, and value stock profit concerns appear misplaced, with stronger-than-expected second- and third-quarter 2020 results. Fund management believes that risks, while still elevated, are declining. Fund management continues to look for companies that combine the business model strength to navigate the current volatile climate, in tandem with cash flows and valuations that they believe have the potential to drive performance as the economic climate improves.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/20
Regal Beloit Corp.	1.8%
XPO Logistics, Inc.	1.7%
First Citizens BancShares, Inc. Class A	1.6%
Oshkosh Corp.	1.6%
Change Healthcare, Inc.	1.6%
AECOM	1.5%
Knight-Swift Transportation Holdings, Inc.	1.5%
Reliance Steel & Aluminum Co.	1.5%
Ralph Lauren Corp.	1.4%
Synovus Financial Corp.	1.4%
15.6%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/20
Financial	32.5%
Industrial	22.0%
Consumer, Cyclical	21.0%
Technology	8.0%
Consumer, Non-cyclical	7.8%
Basic Materials	5.4%
Energy	3.5%
Utilities	2.1%
Communications	1.0%
Total Long-Term Investments	103.3%
Short-Term Investments and Other Assets and Liabilities	(3.3)%
Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - INITIAL CLASS

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years
Initial Class	05/01/2006	4.65%	8.73%	9.11%
Service Class	08/15/2008	4.32%	8.44%	8.83%
Russell 2500 Value Index		4.88%	9.43%	9.33%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended December 31, 2020?

The Fund’s Class II shares returned 8.79%, outperforming the 7.51% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2020, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The year 2020 is notable for the ending of the longest U.S. bull market, laid low by the transmission of the novel coronavirus and the economic curbs initiated in the spring to slow its spread. The consequent market volatility sent risk premiums soaring across the bond markets and Treasury yields collapsed. No sector was spared of the repricing, particularly as levered investor (forced) sales and more routine redemptions tested liquidity. A slew of jobs were lost in the process, with knock-on effects on consumption and confidence. In response to the pandemic, government accommodations ($2.2 trillion on the fiscal side), unprecedented in size and scope, were promptly instituted, including the Federal Reserve’s (the “Fed”) unlimited buying of agency mortgage-backed securities (MBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) As a result, a recovery began around April/May, with Treasury yields stabilizing. Toward the end of the year, with a couple of efficacious vaccines approved for distribution and additional fiscal stimulus ($900 billion) passed, U.S. equities topped record peaks, even while COVID-19 cases continued to surge.

Against this backdrop, credits drove the Fund’s outperformance of the benchmark, including where a higher average yield in industrial holdings such as non-cyclicals, communications, and energy, as well as emerging market debt, boosted relative returns. Opportunistic credit additions made during the March market volatility and subsequent trimming also proved beneficial to returns.

In securitized, contributions came from the Fund’s emphasis on current (low) coupon agency MBS TBAs, which continued to benefit from the Fed’s limitless sponsorship. (In a TBA trade, the seller of MBS agrees on a sale price, but does not specify which securities will be delivered to the buyer on settlement day.) Non-agency MBS also contributed to returns, as the sector recovered in the months following the March selloff amid strong housing fundamentals (i.e., increasing home prices amid robust demand).

Overall, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) had little impact on the Fund’s performance and were trimmed to fund corporate bond purchases and improve liquidity. Elsewhere, Treasury futures used to manage duration were a drag on the Fund’s performance, as financing rates exceeded yields, but Treasury inflation-protected securities (TIPS) were beneficial, given higher inflation expectations. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

Finally, the duration of the Fund started the year long versus the Index, benefiting returns as Treasury yields hit historic lows in March. Over the remainder of the year, the position was shortened and maintained in a range of 0.5 to 0.6 year short, and though rates didn’t recover to pre-COVID-19 levels, they did edge higher, further rewarding returns.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both. As noted above, the Fund’s use of futures to manage duration hindered its full-year performance.

Subadviser outlook

Fund management believes that markets are pricing in a degree of optimism that does not appear to reflect the underlying challenges. They believe that, although the economy has shown more resilience than expected due to extraordinary policy response, a return to sustained growth remains a ways off, as uncertainties around the pandemic remain. They view that persistent stimulus could foster momentum, with a recognition that the pace will be far better for some industries than others. Despite optimism on vaccines, Fund management believes a measure of caution may be warranted as there are uncertainties to the rollout. They estimate that current valuations portend a challenging environment for prospective returns, which requires careful evaluation. Not lost on the forward-looking perspective is a more Democratic controlled government, which Fund management views could be beneficial growth-wise from stimulus and pent-up demand, though with the potential to lose some momentum, with new taxes and some regulatory tightening.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/20
U.S. Treasury Obligations	40.5%
U.S. Government Agency Obligations and Instrumentalities	31.9%
Corporate Debt	22.1%
Non-U.S. Government Agency Obligations	12.9%
Municipal Obligations	1.9%
Sovereign Debt Obligations	0.9%
Bank Loans	0.7%
Total Long-Term Investments	110.9%
Short-Term Investments and Other Assets and Liabilities	(10.9)%
Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - CLASS II

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 12/31/2020)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 05/01/2012
Class II	08/10/2010	8.79%	4.56%	3.72%
Service Class I	05/01/2012	8.60%	4.32%		3.33%
Bloomberg Barclays U.S. Aggregate Bond Index		7.51%	4.44%	3.84%	3.37%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Conservative Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 43.4%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	9,377	$1,002,683
Invesco Oppenheimer V.I. Global Fund, Series I	82,877	4,319,566
Invesco Oppenheimer V.I. International Growth Fund, Series I	253,054	736,389
Invesco Oppenheimer V.I. Main Street Fund, Series I	31,013	927,584
MML Blue Chip Growth Fund, Initial Class (a)	708,103	14,523,195
MML Equity Income Fund, Initial Class (a)	1,544,087	15,873,210
MML Equity Index Fund, Class III (a)	39,446	1,143,136
MML Focused Equity Fund, Class II (a)	2,861,486	20,745,777
MML Foreign Fund, Initial Class (a)	904,986	9,067,960
MML Fundamental Equity Fund, Class II (a)	1,177,942	12,639,315
MML Fundamental Value Fund, Class II (a)	1,253,609	14,566,940
MML Global Fund, Class I (a)	1,731,245	24,168,175
MML Income & Growth Fund, Initial Class (a)	1,426,663	14,266,629
MML International Equity Fund, Class II (a)	900,997	8,991,953
MML Large Cap Growth Fund, Initial Class (a)	378,065	5,285,349
MML Mid Cap Growth Fund, Initial Class (a)	891,448	16,135,206
MML Mid Cap Value Fund, Initial Class (a)	1,202,623	12,735,775
MML Small Cap Growth Equity Fund, Initial Class (a)	129,179	2,178,261
MML Small Company Value Fund, Class II (a)	284,617	4,340,411
MML Small/Mid Cap Value Fund, Initial Class (a)	296,532	3,244,058
MML Strategic Emerging Markets Fund, Class II (a)	117,363	1,693,550
		188,585,122
Fixed Income Funds — 56.7%
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	2,365,082	11,446,997
MML Dynamic Bond Fund, Class II (a)	4,927,025	51,438,140
MML High Yield Fund, Class II (a)	1,098,581	11,095,663
MML Inflation-Protected and Income Fund, Initial Class (a)	1,350,765	15,412,231
MML Managed Bond Fund, Initial Class (a)	6,454,684	87,736,037

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	2,298,562	$22,617,852
MML Total Return Bond Fund, Class II (a)	4,150,778	46,820,774
		246,567,694

TOTAL MUTUAL FUNDS (Cost $399,864,247)		435,152,816

TOTAL LONG-TERM INVESTMENTS (Cost $399,864,247)		435,152,816

TOTAL INVESTMENTS — 100.1% (Cost $399,864,247) (b)		435,152,816

Other Assets/(Liabilities) — (0.1)%		(322,242)

NET ASSETS — 100.0%		$434,830,574

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 51.0%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	8,592	$918,750
Invesco Oppenheimer V.I. Global Fund, Series I	128,283	6,686,124
Invesco Oppenheimer V.I. International Growth Fund, Series I	510,872	1,486,639
Invesco Oppenheimer V.I. Main Street Fund, Series I	15,693	469,383
MML Blue Chip Growth Fund, Initial Class (a)	980,163	20,103,133
MML Equity Income Fund, Initial Class (a)	1,919,498	19,732,438
MML Equity Index Fund, Class III (a)	46,104	1,336,100
MML Focused Equity Fund, Class II (a)	3,275,587	23,748,002
MML Foreign Fund, Initial Class (a)	1,310,526	13,131,475
MML Fundamental Equity Fund, Class II (a)	2,030,968	21,792,289
MML Fundamental Value Fund, Class II (a)	1,370,006	15,919,466
MML Global Fund, Class I (a)	1,770,114	24,710,785
MML Income & Growth Fund, Initial Class (a)	1,864,531	18,645,312
MML International Equity Fund, Class II (a)	1,487,698	14,847,222
MML Large Cap Growth Fund, Initial Class (a)	689,479	9,638,916
MML Mid Cap Growth Fund, Initial Class (a)	1,139,247	20,620,370
MML Mid Cap Value Fund, Initial Class (a)	1,455,947	15,418,476
MML Small Cap Growth Equity Fund, Initial Class (a)	163,829	2,762,553
MML Small Company Value Fund, Class II (a)	338,789	5,166,538
MML Small/Mid Cap Value Fund, Initial Class (a)	429,057	4,693,880
MML Strategic Emerging Markets Fund, Class II (a)	317,986	4,588,539
		246,416,390
Fixed Income Funds — 49.1%
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	2,246,492	10,873,021
MML Dynamic Bond Fund, Class II (a)	4,908,329	51,242,951
MML High Yield Fund, Class II (a)	1,066,200	10,768,622
MML Inflation-Protected and Income Fund, Initial Class (a)	1,648,805	18,812,862
MML Managed Bond Fund, Initial Class (a)	6,037,188	82,061,179

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	2,284,416	$22,478,652
MML Total Return Bond Fund, Class II (a)	3,614,112	40,767,188
		237,004,475

TOTAL MUTUAL FUNDS (Cost $443,117,721)		483,420,865

TOTAL LONG-TERM INVESTMENTS (Cost $443,117,721)		483,420,865

TOTAL INVESTMENTS — 100.1% (Cost $443,117,721) (b)		483,420,865

Other Assets/(Liabilities) — (0.1)%		(352,605)

NET ASSETS — 100.0%		$483,068,260

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 62.4%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	9,228	$986,796
Invesco Oppenheimer V.I. Global Fund, Series I	41,828	2,180,052
Invesco Oppenheimer V.I. International Growth Fund, Series I	423,141	1,231,341
MML Blue Chip Growth Fund, Initial Class (a)	4,602,052	94,388,094
MML Equity Income Fund, Initial Class (a)	9,004,190	92,563,076
MML Equity Index Fund, Class III (a)	207,628	6,017,045
MML Focused Equity Fund, Class II (a)	18,148,140	131,574,012
MML Foreign Fund, Initial Class (a)	6,066,641	60,787,748
MML Fundamental Equity Fund, Class II (a)	6,283,984	67,427,147
MML Fundamental Value Fund, Class II (a)	6,841,775	79,501,429
MML Global Fund, Class I (a)	11,691,029	163,206,767
MML Income & Growth Fund, Initial Class (a)	8,672,058	86,720,575
MML International Equity Fund, Class II (a)	6,880,597	68,668,354
MML Large Cap Growth Fund, Initial Class (a)	2,643,123	36,950,861
MML Mid Cap Growth Fund, Initial Class (a)	5,491,482	99,395,822
MML Mid Cap Value Fund, Initial Class (a)	6,927,044	73,357,395
MML Small Cap Growth Equity Fund, Initial Class (a)	936,047	15,783,975
MML Small Company Value Fund, Class II (a)	1,852,116	28,244,770
MML Small/Mid Cap Value Fund, Initial Class (a)	2,238,301	24,487,015
MML Strategic Emerging Markets Fund, Class II (a)	2,614,671	37,729,701
		1,171,201,975
Fixed Income Funds — 37.7%
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	4,399,148	21,291,879
MML Dynamic Bond Fund, Class II (a)	15,436,791	161,160,094
MML High Yield Fund, Class II (a)	1,126,836	11,381,039
MML Inflation-Protected and Income Fund, Initial Class (a)	5,036,555	57,467,089
MML Managed Bond Fund, Initial Class (a)	18,253,650	248,114,832
MML Short-Duration Bond Fund, Class II (a)	6,500,768	63,967,558

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	12,908,693	$145,610,062
		708,992,553

TOTAL MUTUAL FUNDS (Cost $1,740,769,039)		1,880,194,528

TOTAL LONG-TERM INVESTMENTS (Cost $1,740,769,039)		1,880,194,528

TOTAL INVESTMENTS — 100.1% (Cost $1,740,769,039) (b)		1,880,194,528

Other Assets/(Liabilities) — (0.1)%		(1,352,932)

NET ASSETS — 100.0%		$1,878,841,596

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Growth Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 75.5%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	43,843	$4,688,162
Invesco Oppenheimer V.I. Global Fund, Series I	376,801	19,638,869
Invesco Oppenheimer V.I. International Growth Fund, Series I	823,516	2,396,433
MML Blue Chip Growth Fund, Initial Class (a)	3,812,305	78,190,367
MML Equity Income Fund, Initial Class (a)	6,396,474	65,755,752
MML Equity Index Fund, Class III (a)	159,873	4,633,126
MML Focused Equity Fund, Class II (a)	12,047,203	87,342,224
MML Foreign Fund, Initial Class (a)	4,878,222	48,879,787
MML Fundamental Equity Fund, Class II (a)	4,755,091	51,022,131
MML Fundamental Value Fund, Class II (a)	5,169,853	60,073,693
MML Global Fund, Class I (a)	9,017,570	125,885,274
MML Income & Growth Fund, Initial Class (a)	6,428,317	64,283,172
MML International Equity Fund, Class II (a)	5,831,123	58,194,605
MML Large Cap Growth Fund, Initial Class (a)	2,026,625	28,332,218
MML Mid Cap Growth Fund, Initial Class (a)	4,340,326	78,559,893
MML Mid Cap Value Fund, Initial Class (a)	5,726,547	60,644,129
MML Small Cap Growth Equity Fund, Initial Class (a)	902,498	15,218,246
MML Small Company Value Fund, Class II (a)	1,597,434	24,360,872
MML Small/Mid Cap Value Fund, Initial Class (a)	1,701,391	18,613,216
MML Strategic Emerging Markets Fund, Class II (a)	3,002,367	43,324,154
		940,036,323
Fixed Income Funds — 24.6%
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	3,026,916	14,650,271
MML Dynamic Bond Fund, Class II (a)	4,795,434	50,064,332
MML High Yield Fund, Class II (a)	1,565,230	15,808,819
MML Inflation-Protected and Income Fund, Initial Class (a)	3,933,439	44,880,535
MML Managed Bond Fund, Initial Class (a)	7,120,389	96,784,702
MML Short-Duration Bond Fund, Class II (a)	3,131,087	30,809,899

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	4,717,510	$53,213,516
		306,212,074

TOTAL MUTUAL FUNDS (Cost $1,128,341,605)		1,246,248,397

TOTAL LONG-TERM INVESTMENTS (Cost $1,128,341,605)		1,246,248,397

TOTAL INVESTMENTS — 100.1% (Cost $1,128,341,605) (b)		1,246,248,397

Other Assets/(Liabilities) — (0.1)%		(803,969)

NET ASSETS — 100.0%		$1,245,444,428

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.5%
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I	18,006	$1,925,342
Invesco Oppenheimer V.I. Global Fund, Series I	92,792	4,836,325
Invesco Oppenheimer V.I. International Growth Fund, Series I	388,852	1,131,558
Invesco Oppenheimer V.I. Main Street Fund, Series I	7,772	232,469
MML Blue Chip Growth Fund, Initial Class (a)	519,720	10,659,456
MML Equity Income Fund, Initial Class (a)	894,223	9,192,613
MML Equity Index Fund, Class III (a)	24,418	707,628
MML Focused Equity Fund, Class II (a)	1,857,582	13,467,469
MML Foreign Fund, Initial Class (a)	737,688	7,391,632
MML Fundamental Equity Fund, Class II (a)	723,986	7,768,366
MML Fundamental Value Fund, Class II (a)	763,158	8,867,900
MML Global Fund, Class I (a)	1,332,636	18,603,602
MML Income & Growth Fund, Initial Class (a)	966,746	9,667,461
MML International Equity Fund, Class II (a)	899,689	8,978,900
MML Large Cap Growth Fund, Initial Class (a)	263,699	3,686,508
MML Mid Cap Growth Fund, Initial Class (a)	665,340	12,042,658
MML Mid Cap Value Fund, Initial Class (a)	750,661	7,949,498
MML Small Cap Growth Equity Fund, Initial Class (a)	139,148	2,346,361
MML Small Company Value Fund, Class II (a)	244,296	3,725,508
MML Small/Mid Cap Value Fund, Initial Class (a)	220,651	2,413,919
MML Strategic Emerging Markets Fund, Class II (a)	650,144	9,381,571
		144,976,744
Fixed Income Funds — 9.6%
Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I	273,029	1,321,460
MML Dynamic Bond Fund, Class II (a)	158,440	1,654,114
MML High Yield Fund, Class II (a)	162,292	1,639,153
MML Inflation-Protected and Income Fund, Initial Class (a)	261,855	2,987,771
MML Managed Bond Fund, Initial Class (a)	273,794	3,721,575

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	269,078	$2,647,731
MML Total Return Bond Fund, Class II (a)	127,005	1,432,622
		15,404,426

TOTAL MUTUAL FUNDS (Cost $145,025,176)		160,381,170

TOTAL LONG-TERM INVESTMENTS (Cost $145,025,176)		160,381,170

TOTAL INVESTMENTS — 100.1% (Cost $145,025,176) (b)		160,381,170

Other Assets/(Liabilities) — (0.1)%		(105,793)

NET ASSETS — 100.0%		$160,275,377

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Growth Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	2,144,096	$257,741,838

TOTAL MUTUAL FUNDS (Cost $156,446,097)		257,741,838

TOTAL INVESTMENTS — 100.1% (Cost $156,446,097) (a)		257,741,838

Other Assets/(Liabilities) — (0.1)%		(277,663)

NET ASSETS — 100.0%		$257,464,175

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds International Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds International Fund, Class 1	2,585,402	$61,118,911

TOTAL MUTUAL FUNDS (Cost $49,313,484)		61,118,911

TOTAL INVESTMENTS — 100.1% (Cost $49,313,484) (a)		61,118,911

Other Assets/(Liabilities) — (0.1)%		(88,346)

NET ASSETS — 100.0%		$61,030,565

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML American Funds Core Allocation Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 67.4%
American Funds Blue Chip Income and Growth Fund, Class 1	18,405,582	$264,120,107
American Funds Growth-Income Fund, Class 1	4,548,362	251,888,296
American Funds International Fund, Class 1	5,078,481	120,055,290
		636,063,693
Fixed Income Funds — 32.7%
American Funds Bond Fund, Class 1	25,962,748	308,697,076

TOTAL MUTUAL FUNDS (Cost $829,260,902)		944,760,769

TOTAL LONG-TERM INVESTMENTS (Cost $829,260,902)		944,760,769

TOTAL INVESTMENTS — 100.1% (Cost $829,260,902) (a)		944,760,769

Other Assets/(Liabilities) — (0.1)%		(1,033,241)

NET ASSETS — 100.0%		$943,727,528

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.9%
COMMON STOCK — 99.9%
Basic Materials — 0.5%
Chemicals — 0.5%
Linde PLC	6,801	$1,792,132
PPG Industries, Inc.	2,450	353,339
The Sherwin-Williams Co.	665	488,715
		2,634,186
Communications — 37.3%
Internet — 37.1%
Airbnb, Inc.Class A (a)	2,416	354,669
Alibaba Group Holding Ltd. Sponsored ADR (a)	69,411	16,154,022
Alphabet, Inc. Class A (a)	3,689	6,465,489
Alphabet, Inc. Class C (a)	16,216	28,408,486
Amazon.com, Inc. (a)	18,663	60,784,085
Booking Holdings, Inc. (a)	1,985	4,421,131
DoorDash, Inc. Class A (a)	1,965	280,504
Etsy, Inc. (a)	6,500	1,156,415
Facebook, Inc. Class A (a)	124,347	33,966,626
JD.com, Inc. ADR (a)	5,164	453,916
Match Group, Inc. (a)	36,371	5,498,931
Netflix, Inc. (a)	22,916	12,391,369
Pinduoduo, Inc. ADR (a)	6,960	1,236,583
Roku, Inc. (a)	400	132,808
Shopify, Inc. Class A (a)	1,771	2,004,683
Snap, Inc. Class A (a)	94,673	4,740,277
Spotify Technology SA (a)	10,183	3,204,183
Tencent Holdings Ltd.	189,200	13,824,319
Wix.com Ltd. (a)	8,931	2,232,393
		197,710,889
Media — 0.2%
Charter Communications, Inc. Class A (a)	100	66,155
The Walt Disney Co. (a)	4,243	768,747
		834,902
Telecommunications — 0.0%
T-Mobile US, Inc. (a)	1,800	242,730
		198,788,521
Consumer, Cyclical — 5.3%
Airlines — 0.0%
United Airlines Holdings, Inc. (a)	239	10,337
Apparel — 1.0%
NIKE, Inc. Class B	35,008	4,952,582
VF Corp.	5,900	503,919
		5,456,501

	Number of Shares	Value
Auto Parts & Equipment — 0.1%
Aptiv PLC	2,828	$368,460
Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	1,200	133,512
Marriott International, Inc. Class A	2,837	374,257
		507,769
Retail — 4.1%
Carvana Co. (a)	6,239	1,494,490
Chipotle Mexican Grill, Inc. (a)	2,440	3,383,572
Dollar General Corp.	29,041	6,107,322
Dollar Tree, Inc. (a)	461	49,806
Domino’s Pizza, Inc.	1,045	400,716
Lululemon Athletica, Inc. (a)	10,551	3,672,064
McDonald’s Corp.	308	66,091
Ross Stores, Inc.	31,885	3,915,797
Starbucks Corp.	4,209	450,279
The TJX Cos., Inc.	12,071	824,329
Yum! Brands, Inc.	15,121	1,641,536
		22,006,002
		28,349,069
Consumer, Non-cyclical — 18.6%
Biotechnology — 1.4%
Exact Sciences Corp. (a) (b)	917	121,493
Incyte Corp. (a)	21,547	1,874,158
Seagen, Inc. (a)	433	75,836
Vertex Pharmaceuticals, Inc. (a)	23,647	5,588,732
		7,660,219
Commercial Services — 6.9%
Ant International Co. Ltd., Class C (Acquired 6/07/18, Cost $775,038) (a) (c) (d) (e)	138,153	1,201,931
Cintas Corp.	5,460	1,929,892
CoStar Group, Inc. (a)	3,600	3,327,408
Equifax, Inc.	2,248	433,504
Global Payments, Inc.	53,729	11,574,301
PayPal Holdings, Inc. (a)	63,313	14,827,904
S&P Global, Inc.	9,649	3,171,916
Square, Inc. Class A (a)	2,056	447,468
		36,914,324
Health Care – Products — 5.0%
Align Technology, Inc. (a)	776	414,679
Danaher Corp.	25,731	5,715,884
Intuitive Surgical, Inc. (a)	9,953	8,142,549
Stryker Corp.	29,785	7,298,517
Thermo Fisher Scientific, Inc.	10,730	4,997,819
		26,569,448

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Services — 3.7%
Anthem, Inc.	8,460	$2,716,422
Centene Corp. (a)	34,772	2,087,363
HCA Healthcare, Inc.	15,168	2,494,529
Humana, Inc.	3,012	1,235,733
PPD, Inc. (a)	10,586	362,253
UnitedHealth Group, Inc.	29,985	10,515,140
		19,411,440
Pharmaceuticals — 1.6%
AbbVie, Inc.	476	51,003
Becton Dickinson and Co.	221	55,299
Cigna Corp.	30,685	6,388,003
Zoetis, Inc.	11,959	1,979,215
		8,473,520
		99,028,951
Financial — 8.1%
Banks — 1.3%
The Goldman Sachs Group, Inc.	18,109	4,775,524
Morgan Stanley	26,358	1,806,314
State Street Corp.	875	63,683
		6,645,521
Diversified Financial Services — 6.3%
The Charles Schwab Corp.	47,903	2,540,775
Intercontinental Exchange, Inc.	18,311	2,111,075
Mastercard, Inc. Class A	35,155	12,548,226
Visa, Inc. Class A	75,749	16,568,579
		33,768,655
Insurance — 0.5%
Chubb Ltd.	7,066	1,087,598
Marsh & McLennan Cos., Inc.	4,627	541,359
Willis Towers Watson PLC	4,182	881,064
		2,510,021
		42,924,197
Industrial — 1.7%
Electronics — 1.0%
Agilent Technologies, Inc.	288	34,125
Fortive Corp.	17,480	1,237,934
Honeywell International, Inc.	2,049	435,822
Roper Technologies, Inc.	6,412	2,764,149
TE Connectivity Ltd.	8,700	1,053,309
		5,525,339
Miscellaneous – Manufacturing — 0.2%
General Electric Co.	72,893	787,244
Parker-Hannifin Corp.	1,500	408,615
		1,195,859

	Number of Shares	Value
Transportation — 0.5%
Canadian Pacific Railway Ltd.	196	$67,951
Kansas City Southern	239	48,787
Norfolk Southern Corp.	5,085	1,208,247
Union Pacific Corp.	5,908	1,230,164
		2,555,149
		9,276,347
Technology — 28.4%
Computers — 5.1%
Apple, Inc.	202,157	26,824,212
Crowdstrike Holdings, Inc. Class A (a)	2,100	444,822
		27,269,034
Semiconductors — 4.7%
Advanced Micro Devices, Inc. (a)	58,778	5,390,530
Applied Materials, Inc.	12,181	1,051,220
KLA Corp.	280	72,495
Lam Research Corp.	213	100,594
Marvell Technology Group Ltd.	89,628	4,260,915
Maxim Integrated Products, Inc.	19,171	1,699,509
Monolithic Power Systems, Inc.	2,937	1,075,618
NVIDIA Corp.	14,701	7,676,862
QUALCOMM, Inc.	15,984	2,435,003
Texas Instruments, Inc.	8,402	1,379,020
		25,141,766
Software — 18.6%
Adobe, Inc. (a)	100	50,012
Atlassian Corp. PLC Class A (a)	4,890	1,143,624
Clarivate PLC (a)	5,500	163,405
Coupa Software, Inc. (a)	864	292,818
DocuSign, Inc. (a)	7,332	1,629,904
Fidelity National Information Services, Inc.	38,501	5,446,351
Fiserv, Inc. (a)	51,432	5,856,047
Intuit, Inc.	29,761	11,304,716
Microsoft Corp.	124,716	27,739,333
MongoDB, Inc. (a)	1,120	402,125
MSCI, Inc.	104	46,439
Paycom Software, Inc. (a)	3,395	1,535,389
RingCentral, Inc. Class A (a)	700	265,279
salesforce.com, Inc. (a)	47,646	10,602,664
Sea Ltd. ADR (a)	35,965	7,158,833
ServiceNow, Inc. (a)	24,240	13,342,423
Snowflake, Inc. Class A (a) (b)	717	201,764
Splunk, Inc. (a)	17,768	3,018,606
Synopsys, Inc. (a)	16,137	4,183,356
Twilio, Inc. Class A (a)	1,666	563,941
Veeva Systems, Inc. Class A (a)	5,284	1,438,569
Workday, Inc. Class A (a)	8,596	2,059,688

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zoom Video Communications, Inc. Class A (a)	2,245	$757,283
		99,202,569
		151,613,369

TOTAL COMMON STOCK (Cost $261,639,286)		532,614,640

TOTAL EQUITIES (Cost $261,639,286)		532,614,640

MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	75,834	75,834

TOTAL MUTUAL FUNDS (Cost $75,834)		75,834

TOTAL LONG-TERM INVESTMENTS (Cost $261,715,120)		532,690,474

SHORT-TERM INVESTMENTS — 0.2%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	100	100
	Principal Amount
Repurchase Agreement — 0.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (g)	$997,767	997,767

TOTAL SHORT-TERM INVESTMENTS (Cost $997,867)		997,867

TOTAL INVESTMENTS — 100.1% (Cost $262,712,987) (h)		533,688,341

Other Assets/(Liabilities) — (0.1)%		(457,067)

NET ASSETS — 100.0%		$533,231,274

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $127,286 or 0.02% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $55,287 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Investment was valued using significant unobservable inputs.
(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $1,201,931 or 0.23% of net assets.

(e)

Restricted security. Certain securities are restricted as to resale. At December 31, 2020, these securities amounted to a value of $1,201,931 or 0.23% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $997,767. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,017,815.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	89.2%
Cayman Islands	7.3%
Bermuda	0.8%
Luxembourg	0.6%
Ireland	0.5%
Israel	0.4%
Switzerland	0.4%
Canada	0.4%
United Kingdom	0.3%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.6%
COMMON STOCK — 97.6%
Basic Materials — 6.3%
Chemicals — 4.6%
Akzo Nobel NV	9,040	$971,071
CF Industries Holdings, Inc.	188,239	7,286,732
DuPont de Nemours, Inc.	159,144	11,316,729
PPG Industries, Inc.	7,369	1,062,757
		20,637,289
Forest Products & Paper — 1.7%
International Paper Co.	155,509	7,731,907
		28,369,196
Communications — 7.1%
Media — 4.8%
Comcast Corp. Class A	155,567	8,151,711
Fox Corp. Class B (a)	108,011	3,119,357
News Corp. Class A	312,759	5,620,279
The Walt Disney Co. (a)	26,043	4,718,471
		21,609,818
Telecommunications — 2.3%
AT&T, Inc.	47,248	1,358,852
Cisco Systems, Inc.	161,314	7,218,802
Verizon Communications, Inc.	26,893	1,579,964
		10,157,618
		31,767,436
Consumer, Cyclical — 5.6%
Airlines — 0.4%
Alaska Air Group, Inc.	29,757	1,547,364
Auto Manufacturers — 1.6%
Cummins, Inc.	2,600	590,460
General Motors Co.	21,254	885,017
PACCAR, Inc.	21,600	1,863,648
Volkswagen AG	198,093	3,688,472
		7,027,597
Auto Parts & Equipment — 0.1%
Magna International, Inc.	7,000	495,600
Lodging — 1.0%
Las Vegas Sands Corp.	78,130	4,656,548
Retail — 1.8%
Kohl’s Corp.	86,300	3,511,547
McDonald’s Corp.	2,900	622,282
The TJX Cos., Inc.	22,000	1,502,380
Walmart, Inc.	15,162	2,185,602
		7,821,811

	Number of Shares	Value
Toys, Games & Hobbies — 0.7%
Mattel, Inc. (a)	188,700	$3,292,815
		24,841,735
Consumer, Non-cyclical — 20.6%
Agriculture — 2.2%
Altria Group, Inc.	16,900	692,900
Bunge Ltd.	19,400	1,272,252
Philip Morris International, Inc.	96,151	7,960,341
		9,925,493
Beverages — 0.6%
The Coca-Cola Co.	51,100	2,802,324
Biotechnology — 0.6%
Biogen, Inc. (a)	4,100	1,003,926
Gilead Sciences, Inc.	32,617	1,900,266
		2,904,192
Commercial Services — 0.8%
Nielsen Holdings PLC	162,344	3,388,119
Foods — 3.1%
Conagra Brands, Inc.	166,710	6,044,905
Mondelez International, Inc. Class A	3,900	228,033
Tyson Foods, Inc. Class A	117,694	7,584,201
		13,857,139
Health Care – Products — 2.2%
Medtronic PLC	64,084	7,506,800
Zimmer Biomet Holdings, Inc.	14,223	2,191,622
		9,698,422
Health Care – Services — 1.7%
Anthem, Inc.	23,872	7,665,061
Household Products & Wares — 1.0%
Kimberly-Clark Corp.	32,553	4,389,121
Pharmaceuticals — 8.4%
AbbVie, Inc.	76,104	8,154,544
Becton Dickinson and Co.	24,489	6,127,638
CVS Health Corp.	84,625	5,779,887
GlaxoSmithKline PLC Sponsored ADR	24,808	912,934
GlaxoSmithKline PLC	82,813	1,517,388
Johnson & Johnson	40,161	6,320,538
Merck & Co., Inc.	22,500	1,840,500
Pfizer, Inc.	144,780	5,329,352
Sanofi	15,963	1,542,354
		37,525,135
		92,155,006
Energy — 6.6%
Oil & Gas — 4.1%
Chevron Corp.	10,786	910,878
ConocoPhillips	12,700	507,873

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
EOG Resources, Inc.	70,500	$3,515,835
Exxon Mobil Corp.	80,953	3,336,882
Hess Corp.	15,500	818,245
Occidental Petroleum Corp.	34,929	604,621
TOTAL SE	195,284	8,424,179
TOTAL SE Sponsored ADR	7,200	301,752
		18,420,265
Oil & Gas Services — 0.7%
Halliburton Co.	157,472	2,976,221
Pipelines — 1.8%
Enbridge, Inc.	68,993	2,207,086
Targa Resources Corp.	92,753	2,446,824
TC Energy Corp.	84,388	3,436,280
		8,090,190
		29,486,676
Financial — 25.4%
Banks — 10.7%
Bank of America Corp.	48,477	1,469,338
Fifth Third Bancorp	245,485	6,768,021
The Goldman Sachs Group, Inc.	9,000	2,373,390
JP Morgan Chase & Co.	34,056	4,327,496
Morgan Stanley	137,282	9,407,936
The PNC Financial Services Group, Inc.	32,789	4,885,561
State Street Corp.	80,906	5,888,339
Wells Fargo & Co.	425,191	12,832,264
		47,952,345
Diversified Financial Services — 1.3%
The Charles Schwab Corp.	32,200	1,707,888
Franklin Resources, Inc.	56,049	1,400,665
Raymond James Financial, Inc.	28,753	2,750,799
		5,859,352
Insurance — 8.9%
American International Group, Inc.	228,137	8,637,267
Chubb Ltd.	67,351	10,366,666
Equitable Holdings, Inc.	138,617	3,547,209
Loews Corp.	140,014	6,303,430
Marsh & McLennan Cos., Inc.	10,400	1,216,800
MetLife, Inc.	193,259	9,073,510
Willis Towers Watson PLC	4,411	929,309
		40,074,191
Real Estate Investment Trusts (REITS) — 4.5%
Equity Residential	85,559	5,071,938
Rayonier, Inc.	127,248	3,738,546
SL Green Realty Corp. (b)	31,541	1,879,213
Welltower, Inc.	13,300	859,446

	Number of Shares	Value
Weyerhaeuser Co.	254,785	$8,542,941
		20,092,084
		113,977,972
Industrial — 10.8%
Aerospace & Defense — 2.7%
The Boeing Co.	26,589	5,691,641
L3 Harris Technologies, Inc.	35,167	6,647,267
		12,338,908
Building Materials — 0.4%
Johnson Controls International PLC	41,023	1,911,261
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,000	1,366,290
Electronics — 0.3%
TE Connectivity Ltd.	10,700	1,295,449
Environmental Controls — 0.8%
Stericycle, Inc. (a)	49,599	3,438,699
Hand & Machine Tools — 0.6%
Snap-on, Inc.	16,100	2,755,354
Machinery – Construction & Mining — 0.6%
Caterpillar, Inc.	14,300	2,602,886
Machinery – Diversified — 0.1%
Flowserve Corp.	8,973	330,655
Miscellaneous – Manufacturing — 2.7%
General Electric Co.	1,109,008	11,977,286
Transportation — 2.3%
United Parcel Service, Inc. Class B	61,428	10,344,475
		48,361,263
Technology — 7.6%
Semiconductors — 5.9%
Applied Materials, Inc.	69,814	6,024,948
NXP Semiconductor NV	10,700	1,701,407
QUALCOMM, Inc.	91,526	13,943,071
Texas Instruments, Inc.	29,342	4,815,903
		26,485,329
Software — 1.7%
Citrix Systems, Inc.	11,000	1,431,100
Microsoft Corp.	27,798	6,182,831
		7,613,931
		34,099,260
Utilities — 7.6%
Electric — 5.9%
Ameren Corp.	33,400	2,607,204
Duke Energy Corp.	7,100	650,076
Edison International	68,433	4,298,961
NextEra Energy, Inc.	41,072	3,168,705
Sempra Energy	28,349	3,611,946

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Southern Co.	200,893	$12,340,857
		26,677,749
Gas — 1.7%
NiSource, Inc.	323,509	7,421,296
		34,099,045

TOTAL COMMON STOCK (Cost $354,403,541)		437,157,589

PREFERRED STOCK — 2.0%
Consumer, Non-cyclical — 0.5%
Pharmaceuticals — 0.5%
Becton Dickinson and Co. Convertible 6.000% (b)	37,343	2,058,719
Utilities — 1.5%
Electric — 1.5%
NextEra Energy, Inc. Convertible 5.279%	29,376	1,493,476
Sempra Energy Convertible 6.000%	23,490	2,343,362
Sempra Energy Convertible 6.750% (b)	7,448	772,581
The Southern Co. Convertible 6.750%	41,015	2,128,679
		6,738,098

TOTAL PREFERRED STOCK (Cost $8,444,467)		8,796,817

TOTAL EQUITIES (Cost $362,848,008)		445,954,406

WARRANTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Occidental Petroleum Corp., Expires 8/03/27 (a)	10,803	73,569

TOTAL WARRANTS (Cost $53,475)		73,569

	Principal Amount	Value
BONDS & NOTES — 0.3%
CORPORATE DEBT — 0.3%
Insurance — 0.3%
AXA SA Convertible 7.250% 5/15/21 (c)	$1,170,000	$1,333,069

TOTAL CORPORATE DEBT (Cost $1,172,094)		1,333,069

TOTAL BONDS & NOTES (Cost $1,172,094)		1,333,069
	Number of Shares
MUTUAL FUNDS — 0.6%
Diversified Financial Services — 0.6%
State Street Navigator Securities Lending Prime Portfolio (d)	2,861,044	2,861,044

TOTAL MUTUAL FUNDS (Cost $2,861,044)		2,861,044

TOTAL LONG-TERM INVESTMENTS (Cost $366,934,621)		450,222,088
SHORT-TERM INVESTMENTS — 0.5%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	1,075	1,075
	Principal Amount
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (e)	$2,144,321	2,144,321

TOTAL SHORT-TERM INVESTMENTS (Cost $2,145,396)		2,145,396

TOTAL INVESTMENTS — 101.0% (Cost $369,080,017) (f)		452,367,484

Other Assets/(Liabilities) — (1.0)%		(4,315,013)

NET ASSETS — 100.0%		$448,052,471

Abbreviation Legend

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $4,667,160 or 1.04% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $1,853,854 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $1,333,069 or 0.30% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $2,144,321. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,187,253.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Basic Materials — 2.1%
Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,536	$1,239,326
Albemarle Corp.	2,177	321,151
Celanese Corp.	2,391	310,687
CF Industries Holdings, Inc.	4,444	172,027
Dow, Inc.	15,197	843,434
DuPont de Nemours, Inc.	15,051	1,070,277
Eastman Chemical Co.	2,766	277,374
Ecolab, Inc.	5,098	1,103,003
FMC Corp.	2,652	304,794
International Flavors & Fragrances, Inc. (a)	2,180	237,271
Linde PLC	10,771	2,838,266
LyondellBasell Industries NV Class A	5,268	482,865
The Mosaic Co.	7,173	165,051
PPG Industries, Inc.	4,842	698,313
The Sherwin-Williams Co.	1,678	1,233,179
		11,297,018
Forest Products & Paper — 0.1%
International Paper Co.	8,054	400,445
Iron & Steel — 0.1%
Nucor Corp.	6,186	329,033
Mining — 0.2%
Freeport-McMoRan, Inc.	29,798	775,344
Newmont Corp.	16,483	987,167
		1,762,511
		13,789,007
Communications — 16.2%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	8,077	189,971
Omnicom Group, Inc.	4,380	273,181
		463,152
Internet — 11.3%
Alphabet, Inc. Class A (b)	6,167	10,808,531
Alphabet, Inc. Class C (b)	5,957	10,435,949
Amazon.com, Inc. (b)	8,750	28,498,137
Booking Holdings, Inc. (b)	840	1,870,907
CDW Corp.	2,930	386,145
eBay, Inc.	13,434	675,058
Etsy, Inc. (b)	2,587	460,253
Expedia Group, Inc.	2,784	368,602
F5 Networks, Inc. (b)	1,273	223,972
Facebook, Inc. Class A (b)	49,321	13,472,524
Netflix, Inc. (b)	9,064	4,901,177

	Number of Shares	Value
NortonLifeLock, Inc.	12,053	$250,461
Twitter, Inc. (b)	16,317	883,566
VeriSign, Inc. (b)	2,061	446,000
		73,681,282
Media — 2.3%
Charter Communications, Inc. Class A (b)	2,993	1,980,019
Comcast Corp. Class A	93,650	4,907,260
Discovery, Inc. Class A (a) (b)	3,350	100,802
Discovery, Inc. Class C (b)	5,974	156,459
DISH Network Corp. Class A (b)	5,124	165,710
Fox Corp. Class A	6,856	199,647
Fox Corp. Class B (b)	3,218	92,936
News Corp. Class A	8,119	145,898
News Corp. Class B	2,495	44,336
ViacomCBS, Inc. Class B	11,567	430,986
The Walt Disney Co. (b)	37,143	6,729,569
		14,953,622
Telecommunications — 2.5%
Arista Networks, Inc. (b)	1,117	324,567
AT&T, Inc.	146,188	4,204,367
CenturyLink, Inc.	20,173	196,687
Cisco Systems, Inc.	86,695	3,879,601
Corning, Inc.	15,659	563,724
Juniper Networks, Inc.	6,884	154,959
Motorola Solutions, Inc.	3,475	590,958
T-Mobile US, Inc. (b)	11,969	1,614,019
Verizon Communications, Inc.	84,905	4,988,169
		16,517,051
		105,615,107
Consumer, Cyclical — 9.7%
Airlines — 0.3%
Alaska Air Group, Inc.	2,591	134,732
American Airlines Group, Inc. (a)	12,510	197,283
Delta Air Lines, Inc.	13,036	524,177
Southwest Airlines Co.	12,075	562,816
United Airlines Holdings, Inc. (b)	6,035	261,014
		1,680,022
Apparel — 0.8%
Hanesbrands, Inc.	7,306	106,522
NIKE, Inc. Class B	25,734	3,640,589
PVH Corp.	1,487	139,614
Ralph Lauren Corp.	996	103,325
Tapestry, Inc.	5,790	179,953
Under Armour, Inc. Class A (b)	3,793	65,126
Under Armour, Inc. Class C (b)	4,186	62,288

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
VF Corp.	6,544	$558,923
		4,856,340
Auto Manufacturers — 2.2%
Cummins, Inc.	3,037	689,703
Ford Motor Co.	80,084	703,938
General Motors Co.	25,819	1,075,103
PACCAR, Inc.	7,109	613,365
Tesla, Inc. (b)	15,558	10,978,814
		14,060,923
Auto Parts & Equipment — 0.1%
Aptiv PLC	5,533	720,895
BorgWarner, Inc.	5,085	196,484
		917,379
Distribution & Wholesale — 0.3%
Copart, Inc. (b)	4,259	541,958
Fastenal Co.	11,784	575,413
LKQ Corp. (b)	5,819	205,061
Pool Corp.	820	305,450
W.W. Grainger, Inc.	925	377,714
		2,005,596
Entertainment — 0.0%
Live Nation Entertainment, Inc. (b)	2,954	217,060
Home Builders — 0.2%
D.R. Horton, Inc.	6,804	468,932
Lennar Corp. Class A	5,641	430,013
NVR, Inc. (b)	72	293,750
PulteGroup, Inc.	5,457	235,306
		1,428,001
Home Furnishing — 0.1%
Leggett & Platt, Inc.	2,775	122,932
Whirlpool Corp.	1,294	233,554
		356,486
Housewares — 0.0%
Newell Brands, Inc.	7,847	166,592
Leisure Time — 0.1%
Carnival Corp.	15,217	329,600
Norwegian Cruise Line Holdings Ltd. (b)	6,570	167,075
Royal Caribbean Cruises Ltd.	3,808	284,420
		781,095
Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	5,685	632,513
Las Vegas Sands Corp.	6,734	401,347
Marriott International, Inc. Class A	5,450	718,964
MGM Resorts International	8,388	264,306
Wynn Resorts Ltd.	1,986	224,080
		2,241,210

	Number of Shares	Value
Retail — 5.2%
Advance Auto Parts, Inc.	1,388	$218,624
AutoZone, Inc. (b)	475	563,084
Best Buy Co., Inc.	4,722	471,208
CarMax, Inc. (b)	3,392	320,408
Chipotle Mexican Grill, Inc. (b)	574	795,972
Costco Wholesale Corp.	9,056	3,412,120
Darden Restaurants, Inc.	2,663	317,217
Dollar General Corp.	5,027	1,057,178
Dollar Tree, Inc. (b)	4,825	521,293
Domino’s Pizza, Inc.	806	309,069
The Gap, Inc.	4,354	87,907
Genuine Parts Co.	2,945	295,766
The Home Depot, Inc.	22,087	5,866,749
L Brands, Inc.	4,856	180,595
Lowe’s Cos., Inc.	15,029	2,412,305
McDonald’s Corp.	15,293	3,281,572
O’Reilly Automotive, Inc. (b)	1,484	671,614
Ross Stores, Inc.	7,299	896,390
Starbucks Corp.	24,092	2,577,362
Target Corp.	10,274	1,813,669
Tiffany & Co.	2,210	290,505
The TJX Cos., Inc.	24,631	1,682,051
Tractor Supply Co.	2,383	335,002
Ulta Beauty, Inc. (b)	1,153	331,095
Walgreens Boots Alliance, Inc.	14,732	587,512
Walmart, Inc.	28,455	4,101,788
Yum! Brands, Inc.	6,191	672,095
		34,070,150
Textiles — 0.0%
Mohawk Industries, Inc. (b)	1,217	171,536
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,597	242,923
		63,195,313
Consumer, Non-cyclical — 20.8%
Agriculture — 0.7%
Altria Group, Inc.	38,116	1,562,756
Archer-Daniels-Midland Co.	11,402	574,775
Philip Morris International, Inc.	31,951	2,645,223
		4,782,754
Beverages — 1.6%
Brown-Forman Corp. Class B	3,734	296,592
The Coca-Cola Co.	79,348	4,351,444
Constellation Brands, Inc. Class A	3,474	760,980
Molson Coors Beverage Co. Class B	3,905	176,467
Monster Beverage Corp. (b)	7,582	701,183
PepsiCo, Inc.	28,362	4,206,085
		10,492,751

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (b)	4,491	$701,674
Amgen, Inc.	11,947	2,746,854
Bio-Rad Laboratories, Inc. Class A (b)	445	259,408
Biogen, Inc. (b)	3,157	773,023
Corteva, Inc.	15,276	591,487
Gilead Sciences, Inc.	25,724	1,498,680
Illumina, Inc. (b)	2,996	1,108,520
Incyte Corp. (b)	3,811	331,481
Regeneron Pharmaceuticals, Inc. (b)	2,151	1,039,170
Vertex Pharmaceuticals, Inc. (b)	5,336	1,261,110
		10,311,407
Commercial Services — 2.4%
Automatic Data Processing, Inc.	8,798	1,550,208
Cintas Corp.	1,810	639,763
Equifax, Inc.	2,498	481,714
FleetCor Technologies, Inc. (b)	1,709	466,266
Gartner, Inc. (b)	1,824	292,187
Global Payments, Inc.	6,139	1,322,463
IHS Markit Ltd.	7,641	686,391
MarketAxess Holdings, Inc.	779	444,466
Moody’s Corp.	3,316	962,436
Nielsen Holdings PLC	7,469	155,878
PayPal Holdings, Inc. (b)	24,042	5,630,636
Quanta Services, Inc.	2,827	203,601
Robert Half International, Inc.	2,384	148,952
Rollins, Inc.	4,603	179,839
S&P Global, Inc.	4,937	1,622,940
United Rentals, Inc. (b)	1,476	342,299
Verisk Analytics, Inc.	3,333	691,898
		15,821,937
Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	17,592	1,504,292
The Estee Lauder Cos., Inc. Class A	4,648	1,237,251
The Procter & Gamble Co.	50,888	7,080,556
		9,822,099
Foods — 1.1%
Campbell Soup Co.	4,213	203,699
Conagra Brands, Inc.	10,017	363,216
General Mills, Inc.	12,545	737,646
The Hershey Co.	3,025	460,798
Hormel Foods Corp.	5,738	267,448
The J.M. Smucker Co.	2,330	269,348
Kellogg Co.	5,201	323,658
The Kraft Heinz Co.	13,287	460,527
The Kroger Co.	15,889	504,635
Lamb Weston Holdings, Inc.	3,023	238,031
McCormick & Co., Inc.	5,100	487,560

	Number of Shares	Value
Mondelez International, Inc. Class A	29,351	$1,716,153
Sysco Corp.	10,444	775,572
Tyson Foods, Inc. Class A	6,017	387,736
		7,196,027
Health Care – Products — 4.0%
Abbott Laboratories	36,374	3,982,589
ABIOMED, Inc. (b)	937	303,775
Align Technology, Inc. (b)	1,472	786,607
Baxter International, Inc.	10,473	840,354
Boston Scientific Corp. (b)	29,358	1,055,420
The Cooper Cos., Inc.	1,006	365,500
Danaher Corp.	12,976	2,882,489
Dentsply Sirona, Inc.	4,447	232,845
Edwards Lifesciences Corp. (b)	12,788	1,166,649
Hologic, Inc. (b)	5,272	383,960
IDEXX Laboratories, Inc. (b)	1,751	875,272
Intuitive Surgical, Inc. (b)	2,412	1,973,257
Medtronic PLC	27,621	3,235,524
ResMed, Inc.	2,974	632,154
Steris PLC	1,742	330,179
Stryker Corp.	6,708	1,643,728
Teleflex, Inc.	955	393,049
Thermo Fisher Scientific, Inc.	8,133	3,788,189
Varian Medical Systems, Inc. (b)	1,868	326,919
West Pharmaceutical Services, Inc.	1,517	429,781
Zimmer Biomet Holdings, Inc.	4,248	654,574
		26,282,814
Health Care – Services — 2.1%
Anthem, Inc.	5,103	1,638,522
Catalent, Inc. (b)	3,364	350,091
Centene Corp. (b)	11,893	713,937
DaVita, Inc. (b)	1,517	178,096
HCA Healthcare, Inc.	5,414	890,386
Humana, Inc.	2,714	1,113,473
IQVIA Holdings, Inc. (b)	3,933	704,676
Laboratory Corp. of America Holdings (b)	1,998	406,693
Quest Diagnostics, Inc.	2,752	327,956
UnitedHealth Group, Inc.	19,473	6,828,792
Universal Health Services, Inc. Class B	1,590	218,625
		13,371,247
Household Products & Wares — 0.3%
Avery Dennison Corp.	1,704	264,307
Church & Dwight Co., Inc.	5,090	444,001
The Clorox Co.	2,587	522,367
Kimberly-Clark Corp.	6,981	941,248
		2,171,923

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 5.5%
AbbVie, Inc.	36,222	$3,881,187
AmerisourceBergen Corp.	3,008	294,062
Becton Dickinson and Co.	5,952	1,489,310
Bristol-Myers Squibb Co.	46,356	2,875,463
Cardinal Health, Inc.	5,991	320,878
Cigna Corp.	7,410	1,542,614
CVS Health Corp.	26,857	1,834,333
DexCom, Inc. (b)	1,970	728,348
Eli Lilly and Co.	16,293	2,750,910
Henry Schein, Inc. (b)	2,926	195,632
Johnson & Johnson	54,023	8,502,140
McKesson Corp.	3,291	572,371
Merck & Co., Inc.	51,914	4,246,565
Perrigo Co. PLC	2,834	126,737
Pfizer, Inc.	114,047	4,198,070
Viatris, Inc. (b)	24,727	463,384
Zoetis, Inc.	9,750	1,613,625
		35,635,629
		135,888,588
Energy — 2.3%
Oil & Gas — 1.9%
Apache Corp.	7,929	112,512
Cabot Oil & Gas Corp.	8,296	135,059
Chevron Corp.	39,492	3,335,099
Concho Resources, Inc.	3,997	233,225
ConocoPhillips	21,875	874,781
Devon Energy Corp.	8,013	126,685
Diamondback Energy, Inc.	3,207	155,219
EOG Resources, Inc.	11,932	595,049
Exxon Mobil Corp.	86,746	3,575,670
Hess Corp.	5,591	295,149
HollyFrontier Corp.	3,082	79,670
Marathon Oil Corp.	16,480	109,922
Marathon Petroleum Corp.	13,333	551,453
Occidental Petroleum Corp.	17,149	296,849
Phillips 66	8,955	626,313
Pioneer Natural Resources Co.	3,363	383,012
Valero Energy Corp.	8,357	472,755
		11,958,422
Oil & Gas Services — 0.2%
Baker Hughes Co.	14,016	292,234
Halliburton Co.	18,270	345,303
Nov, Inc.	8,121	111,501
Schlumberger NV	28,473	621,566
TechnipFMC PLC	8,761	82,353
		1,452,957

	Number of Shares	Value
Pipelines — 0.2%
Kinder Morgan, Inc.	39,888	$545,269
ONEOK, Inc.	9,109	349,603
The Williams Cos., Inc.	24,890	499,045
		1,393,917
		14,805,296
Financial — 14.4%
Banks — 4.7%
Bank of America Corp.	156,196	4,734,301
The Bank of New York Mellon Corp.	16,719	709,554
Citigroup, Inc.	42,712	2,633,622
Citizens Financial Group, Inc.	8,720	311,827
Comerica, Inc.	2,824	157,749
Fifth Third Bancorp	14,577	401,888
First Republic Bank	3,583	526,450
The Goldman Sachs Group, Inc.	7,062	1,862,320
Huntington Bancshares, Inc.	20,721	261,706
JP Morgan Chase & Co.	62,552	7,948,483
KeyCorp	19,909	326,707
M&T Bank Corp.	2,622	333,781
Morgan Stanley	29,335	2,010,328
Northern Trust Corp.	4,268	397,522
The PNC Financial Services Group, Inc.	8,696	1,295,704
Regions Financial Corp.	19,620	316,274
State Street Corp.	7,234	526,490
SVB Financial Group (b)	1,062	411,875
Truist Financial Corp.	27,641	1,324,833
US Bancorp	28,107	1,309,505
Wells Fargo & Co.	84,814	2,559,686
Zions Bancorp NA	3,422	148,652
		30,509,257
Diversified Financial Services — 4.0%
American Express Co.	13,380	1,617,776
Ameriprise Financial, Inc.	2,421	470,473
BlackRock, Inc.	2,912	2,101,124
Capital One Financial Corp.	9,379	927,114
Cboe Global Markets, Inc.	2,208	205,609
The Charles Schwab Corp.	30,611	1,623,607
CME Group, Inc.	7,367	1,341,162
Discover Financial Services	6,284	568,891
Franklin Resources, Inc.	5,562	138,994
Intercontinental Exchange, Inc.	11,527	1,328,948
Invesco Ltd.	7,622	132,851
Mastercard, Inc. Class A	18,050	6,442,767
Nasdaq, Inc.	2,355	312,603
Raymond James Financial, Inc.	2,486	237,836
Synchrony Financial	11,124	386,114

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
T. Rowe Price Group, Inc.	4,650	$703,964
Visa, Inc. Class A	34,793	7,610,273
The Western Union Co.	8,419	184,713
		26,334,819
Insurance — 3.3%
Aflac, Inc.	13,383	595,142
The Allstate Corp.	6,242	686,183
American International Group, Inc.	17,652	668,305
Aon PLC Class A	4,692	991,279
Arthur J Gallagher & Co.	3,946	488,160
Assurant, Inc.	1,215	165,507
Berkshire Hathaway, Inc. Class B (b)	39,935	9,259,728
Chubb Ltd.	9,261	1,425,453
Cincinnati Financial Corp.	3,052	266,653
Everest Re Group Ltd.	830	194,295
Globe Life, Inc.	1,972	187,261
The Hartford Financial Services Group, Inc.	7,336	359,317
Lincoln National Corp.	3,774	189,870
Loews Corp.	4,781	215,241
Marsh & McLennan Cos., Inc.	10,414	1,218,438
MetLife, Inc.	15,688	736,552
Principal Financial Group, Inc.	5,201	258,022
The Progressive Corp.	12,024	1,188,933
Prudential Financial, Inc.	8,106	632,835
The Travelers Cos., Inc.	5,196	729,362
Unum Group	4,256	97,633
W.R. Berkley Corp.	2,876	191,024
Willis Towers Watson PLC	2,646	557,459
		21,302,652
Real Estate — 0.1%
CBRE Group, Inc. Class A (b)	6,877	431,326
Real Estate Investment Trusts (REITS) — 2.3%
Alexandria Real Estate Equities, Inc.	2,542	453,035
American Tower Corp.	9,114	2,045,728
AvalonBay Communities, Inc.	2,857	458,349
Boston Properties, Inc.	2,892	273,381
Crown Castle International Corp.	8,849	1,408,672
Digital Realty Trust, Inc.	5,748	801,904
Duke Realty Corp.	7,584	303,132
Equinix, Inc.	1,828	1,305,521
Equity Residential	7,010	415,553
Essex Property Trust, Inc.	1,334	316,718
Extra Space Storage, Inc.	2,640	305,870
Federal Realty Investment Trust	1,429	121,636
Healthpeak Properties, Inc.	10,980	331,925
Host Hotels & Resorts, Inc.	14,430	211,111
Iron Mountain, Inc. (a)	5,885	173,490

	Number of Shares	Value
Kimco Realty Corp.	8,983	$134,835
Mid-America Apartment Communities, Inc.	2,333	295,568
Prologis, Inc.	15,165	1,511,344
Public Storage	3,121	720,733
Realty Income Corp.	7,174	446,008
Regency Centers Corp.	3,276	149,353
SBA Communications Corp.	2,279	642,974
Simon Property Group, Inc.	6,713	572,485
SL Green Realty Corp. (a)	1,469	87,523
UDR, Inc.	6,008	230,887
Ventas, Inc.	7,662	375,744
Vornado Realty Trust	3,243	121,094
Welltower, Inc.	8,545	552,178
Weyerhaeuser Co.	15,308	513,277
		15,280,028
Savings & Loans — 0.0%
People’s United Financial, Inc.	8,919	115,323
		93,973,405
Industrial — 8.2%
Aerospace & Defense — 1.6%
The Boeing Co.	10,885	2,330,043
General Dynamics Corp.	4,769	709,722
Howmet Aerospace, Inc.	7,977	227,664
L3 Harris Technologies, Inc.	4,311	814,865
Lockheed Martin Corp.	5,052	1,793,359
Northrop Grumman Corp.	3,182	969,619
Raytheon Technologies Corp.	31,150	2,227,536
Teledyne Technologies, Inc. (b)	754	295,553
TransDigm Group, Inc. (b)	1,116	690,637
		10,058,998
Building Materials — 0.4%
Carrier Global Corp.	16,716	630,528
Fortune Brands Home & Security, Inc.	2,874	246,359
Johnson Controls International PLC	14,853	692,001
Martin Marietta Materials, Inc.	1,276	362,346
Masco Corp.	5,351	293,930
Vulcan Materials Co.	2,715	402,662
		2,627,826
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	4,711	569,748
Emerson Electric Co.	12,258	985,176
		1,554,924
Electronics — 1.4%
Agilent Technologies, Inc.	6,283	744,473
Allegion PLC	1,872	217,863
Amphenol Corp. Class A	6,133	802,012
FLIR Systems, Inc.	2,754	120,708

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fortive Corp.	6,911	$489,437
Garmin Ltd.	3,050	364,963
Honeywell International, Inc.	14,398	3,062,454
Keysight Technologies, Inc. (b)	3,801	502,074
Mettler-Toledo International, Inc. (b)	488	556,164
PerkinElmer, Inc.	2,291	328,758
Roper Technologies, Inc.	2,152	927,706
TE Connectivity Ltd.	6,780	820,855
Vontier Corp. (b)	2,717	90,748
Waters Corp. (b)	1,267	313,481
		9,341,696
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,660	289,834
Environmental Controls — 0.2%
Pentair PLC	3,450	183,160
Republic Services, Inc.	4,312	415,246
Waste Management, Inc.	7,975	940,492
		1,538,898
Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,103	188,767
Stanley Black & Decker, Inc.	3,283	586,213
		774,980
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	11,147	2,028,977
Machinery – Diversified — 0.7%
Deere & Co.	6,431	1,730,261
Dover Corp.	2,950	372,438
Flowserve Corp.	2,723	100,343
IDEX Corp.	1,546	307,963
Ingersoll Rand, Inc. (b)	7,609	346,666
Otis Worldwide Corp.	8,350	564,042
Rockwell Automation, Inc.	2,382	597,429
Westinghouse Air Brake Technologies Corp.	3,649	267,107
Xylem, Inc.	3,694	376,012
		4,662,261
Miscellaneous – Manufacturing — 1.2%
3M Co.	11,837	2,068,989
A.O. Smith Corp.	2,817	154,428
Eaton Corp. PLC	8,173	981,904
General Electric Co.	179,712	1,940,890
Illinois Tool Works, Inc.	5,913	1,205,543
Parker-Hannifin Corp.	2,641	719,435
Textron, Inc.	4,677	226,039
Trane Technologies PLC	4,925	714,913
		8,012,141

	Number of Shares	Value
Packaging & Containers — 0.3%
Amcor PLC	32,153	$378,441
Ball Corp.	6,713	625,517
Packaging Corp. of America	1,937	267,132
Sealed Air Corp.	3,237	148,222
WestRock Co.	5,399	235,018
		1,654,330
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	841	143,374
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	2,806	263,399
CSX Corp.	15,680	1,422,960
Expeditors International of Washington, Inc.	3,490	331,934
FedEx Corp.	4,955	1,286,417
J.B. Hunt Transport Services, Inc.	1,734	236,951
Kansas City Southern	1,917	391,317
Norfolk Southern Corp.	5,206	1,236,998
Old Dominion Freight Line, Inc.	1,970	384,505
Union Pacific Corp.	13,821	2,877,809
United Parcel Service, Inc. Class B	14,674	2,471,101
		10,903,391
		53,591,630
Technology — 23.1%
Computers — 8.1%
Accenture PLC Class A	13,001	3,395,991
Apple, Inc.	327,897	43,508,653
Cognizant Technology Solutions Corp. Class A	10,967	898,746
DXC Technology Co.	5,337	137,428
Fortinet, Inc. (b)	2,757	409,497
Hewlett Packard Enterprise Co.	26,285	311,477
HP, Inc.	28,164	692,553
International Business Machines Corp.	18,280	2,301,086
Leidos Holdings, Inc.	2,732	287,188
NetApp, Inc.	4,615	305,697
Seagate Technology PLC	4,567	283,885
Western Digital Corp.	6,292	348,514
		52,880,715
Office & Business Equipment — 0.1%
Xerox Holdings Corp.	3,382	78,428
Zebra Technologies Corp. Class A (b)	1,093	420,073
		498,501
Semiconductors — 5.1%
Advanced Micro Devices, Inc. (b)	24,676	2,263,036
Analog Devices, Inc.	7,580	1,119,794
Applied Materials, Inc.	18,741	1,617,348
Broadcom, Inc.	8,299	3,633,717

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Intel Corp.	84,078	$4,188,766
IPG Photonics Corp. (b)	727	162,695
KLA Corp.	3,169	820,486
Lam Research Corp.	2,955	1,395,558
Maxim Integrated Products, Inc.	5,482	485,979
Microchip Technology, Inc.	5,338	737,231
Micron Technology, Inc. (b)	22,840	1,717,111
NVIDIA Corp.	12,700	6,631,940
Qorvo, Inc. (b)	2,338	388,739
QUALCOMM, Inc.	23,205	3,535,050
Skyworks Solutions, Inc.	3,404	520,404
Teradyne, Inc.	3,407	408,465
Texas Instruments, Inc.	18,837	3,091,717
Xilinx, Inc.	5,031	713,245
		33,431,281
Software — 9.8%
Activision Blizzard, Inc.	15,860	1,472,601
Adobe, Inc. (b)	9,845	4,923,682
Akamai Technologies, Inc. (b)	3,338	350,457
ANSYS, Inc. (b)	1,762	641,016
Autodesk, Inc. (b)	4,512	1,377,694
Broadridge Financial Solutions, Inc.	2,362	361,858
Cadence Design Systems, Inc. (b)	5,724	780,925
Cerner Corp.	6,287	493,404
Citrix Systems, Inc.	2,526	328,633
Electronic Arts, Inc.	5,953	854,851
Fidelity National Information Services, Inc.	12,729	1,800,644
Fiserv, Inc. (b)	11,796	1,343,093
Intuit, Inc.	5,392	2,048,151
Jack Henry & Associates, Inc.	1,564	253,352
Microsoft Corp.	155,126	34,503,125
MSCI, Inc.	1,702	759,994
Oracle Corp.	38,925	2,518,058
Paychex, Inc.	6,562	611,447
Paycom Software, Inc. (b)	1,005	454,511
salesforce.com, Inc. (b)	18,772	4,177,333
ServiceNow, Inc. (b)	4,003	2,203,371
Synopsys, Inc. (b)	3,134	812,458
Take-Two Interactive Software, Inc. (b)	2,354	489,138
Tyler Technologies, Inc. (b)	826	360,566
		63,920,362
		150,730,859
Utilities — 2.7%
Electric — 2.5%
AES Corp.	13,608	319,788
Alliant Energy Corp.	5,097	262,648

	Number of Shares	Value
Ameren Corp.	5,079	$396,467
American Electric Power Co., Inc.	10,190	848,521
CenterPoint Energy, Inc.	11,101	240,226
CMS Energy Corp.	5,875	358,434
Consolidated Edison, Inc.	7,033	508,275
Dominion Energy, Inc.	16,740	1,258,848
DTE Energy Co.	3,963	481,148
Duke Energy Corp.	15,107	1,383,197
Edison International	7,756	487,232
Entergy Corp.	4,101	409,444
Evergy, Inc.	4,626	256,789
Eversource Energy	7,038	608,857
Exelon Corp.	20,013	844,949
FirstEnergy Corp.	11,121	340,414
NextEra Energy, Inc.	40,210	3,102,202
NRG Energy, Inc.	5,073	190,491
Pinnacle West Capital Corp.	2,340	187,083
PPL Corp.	15,752	444,206
Public Service Enterprise Group, Inc.	10,381	605,212
Sempra Energy	5,913	753,375
The Southern Co.	21,696	1,332,785
WEC Energy Group, Inc.	6,475	595,894
Xcel Energy, Inc.	10,789	719,303
		16,935,788
Gas — 0.1%
Atmos Energy Corp.	2,567	244,969
NiSource, Inc.	7,813	179,230
		424,199
Water — 0.1%
American Water Works Co., Inc.	3,723	571,369
		17,931,356

TOTAL COMMON STOCK (Cost $357,808,118)		649,520,561

TOTAL EQUITIES (Cost $357,808,118)		649,520,561

MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Prime Portfolio (c)	257,366	257,366

TOTAL MUTUAL FUNDS (Cost $257,366)		257,366

TOTAL LONG-TERM INVESTMENTS (Cost $358,065,484)		649,777,927

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (d)	$2,861,066	$2,861,066
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
0.000%1/28/21(e)	860,000	859,968

TOTAL SHORT-TERM INVESTMENTS (Cost $3,720,996)		3,721,034
TOTAL INVESTMENTS — 100.1% (Cost $361,786,480) (f)		653,498,961
Other Assets/(Liabilities) — (0.1)%		(657,181)
NET ASSETS — 100.0%		$652,841,780

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $689,696 or 0.11% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $448,614 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $2,861,066. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,918,302.

(e)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
S&P 500 E Mini Index	3/19/21	22	$4,018,864	$104,816

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 98.5%
COMMON STOCK — 98.5%
Basic Materials — 6.6%
Chemicals — 6.6%
Ecolab, Inc.	42,778	$9,255,448
Linde PLC	39,112	10,306,403
		19,561,851
Consumer, Cyclical — 14.9%
Apparel — 4.4%
NIKE, Inc. Class B	92,477	13,082,721
Retail — 10.5%
McDonald’s Corp.	66,723	14,317,421
The TJX Cos., Inc.	244,546	16,700,047
		31,017,468
		44,100,189
Consumer, Non-cyclical — 40.4%
Beverages — 14.2%
The Coca-Cola Co.	273,455	14,996,272
Diageo PLC	346,089	13,677,819
PepsiCo, Inc.	91,365	13,549,430
		42,223,521
Cosmetics & Personal Care — 6.4%
Colgate-Palmolive Co.	159,355	13,626,446
The Procter & Gamble Co.	39,426	5,485,734
		19,112,180
Health Care – Products — 9.5%
Baxter International, Inc.	91,630	7,352,391
Danaher Corp.	23,305	5,176,973
Medtronic PLC	134,795	15,789,886
		28,319,250
Health Care – Services — 4.7%
UnitedHealth Group, Inc.	39,408	13,819,597
Pharmaceuticals — 5.6%
Johnson & Johnson	104,897	16,508,690
		119,983,238
Financial — 18.5%
Diversified Financial Services — 6.8%
American Express Co.	116,455	14,080,574
Visa, Inc. Class A	28,244	6,177,810
		20,258,384
Insurance — 8.7%
Chubb Ltd.	82,145	12,643,759
Marsh & McLennan Cos., Inc.	112,573	13,171,041
		25,814,800

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 3.0%
American Tower Corp.	14,755	$3,311,907
Public Storage	24,464	5,649,472
		8,961,379
		55,034,563
Industrial — 12.4%
Aerospace & Defense — 6.3%
Lockheed Martin Corp.	22,546	8,003,379
Northrop Grumman Corp.	35,784	10,904,100
		18,907,479
Transportation — 6.1%
Canadian National Railway Co.	67,398	7,409,597
Union Pacific Corp.	50,975	10,614,015
		18,023,612
		36,931,091
Technology — 5.7%
Computers — 2.6%
Accenture PLC Class A	29,884	7,805,999
Software — 3.1%
Microsoft Corp.	41,023	9,124,336
		16,930,335

TOTAL COMMON STOCK (Cost $245,447,713)		292,541,267

TOTAL EQUITIES (Cost $245,447,713)		292,541,267

TOTAL LONG-TERM INVESTMENTS (Cost $245,447,713)		292,541,267
	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (a)	$2,221,301	2,221,301

TOTAL SHORT-TERM INVESTMENTS (Cost $2,221,301)		2,221,301

TOTAL INVESTMENTS — 99.2% (Cost $247,669,014) (b)		294,762,568

Other Assets/(Liabilities) — 0.8%		2,293,264

NET ASSETS — 100.0%		$297,055,832

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Maturity value of $2,221,301. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,265,762.

(b)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	75.7%
Ireland	11.4%
United Kingdom	4.6%
Switzerland	4.3%
Canada	2.5%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 100.6%
COMMON STOCK — 100.6%
Australia — 3.2%
Challenger Ltd.	387,900	$1,928,079
Lendlease Corp Ltd.	190,600	1,926,919
Macquarie Group Ltd.	30,200	3,226,950
Santos Ltd.	355,700	1,720,235
		8,802,183
Belgium — 2.1%
Groupe Bruxelles Lambert SA	25,700	2,593,319
KBC Group NV (a)	46,000	3,224,016
		5,817,335
Cayman Islands — 2.0%
CK Asset Holdings Ltd.	392,000	2,016,287
CK Hutchison Holdings Ltd.	479,500	3,348,454
		5,364,741
Denmark — 0.9%
AP Moller - Maersk A/S Class B	1,100	2,452,927
France — 9.6%
Arkema SA	21,000	2,400,363
Capgemini SE	14,800	2,295,053
Dassault Aviation SA (a)	900	987,303
Engie SA (a)	328,200	5,025,149
Rexel SA (a)	44,200	696,974
Sanofi	46,800	4,521,841
TOTAL SE	60,700	2,618,482
Ubisoft Entertainment SA (a)	23,300	2,245,124
Veolia Environnement SA	157,700	3,858,207
Vivendi SA	52,200	1,683,377
		26,331,873
Germany — 12.2%
Allianz SE Registered	13,600	3,327,539
Bayer AG Registered	12,300	722,966
Deutsche Boerse AG	19,100	3,242,613
Deutsche Post AG Registered	54,600	2,702,029
Fresenius SE & Co. KGaA	93,600	4,325,074
HeidelbergCement AG	57,000	4,263,760
Infineon Technologies AG	86,100	3,304,231
SAP SE	26,300	3,456,044
Siemens AG Registered	38,100	5,453,122
Siemens Energy AG (a)	48,400	1,776,323
Talanx AG (a)	27,300	1,057,442
		33,631,143
Ireland — 4.2%
AIB Group PLC (a) (b)	642,200	1,321,099
DCC PLC	38,600	2,743,695
Linde PLC	7,900	2,081,729

	Number of Shares	Value
Ryanair Holdings PLC Sponsored ADR (a)	10,600	$1,165,788
Smurfit Kappa Group PLC	91,000	4,232,368
		11,544,679
Israel — 0.7%
Check Point Software Technologies Ltd. (a)	14,400	1,913,904
Italy — 1.4%
Mediobanca Banca di Credito Finanziario SpA	239,100	2,185,260
Prysmian SpA	42,800	1,525,813
		3,711,073
Japan — 26.2%
Astellas Pharma, Inc.	247,700	3,829,312
Denka Co. Ltd.	63,300	2,474,924
FANUC Corp.	15,700	3,865,612
Fujitsu Ltd.	16,700	2,417,546
Hitachi Ltd.	113,000	4,458,914
Japan Airlines Co. Ltd. (a)	97,000	1,879,272
Kirin Holdings Co. Ltd. (b)	96,000	2,266,605
Kyocera Corp.	44,300	2,718,990
Matsumotokiyoshi Holdings Co. Ltd.	30,400	1,297,540
Nintendo Co. Ltd.	7,100	4,531,143
Olympus Corp.	178,100	3,898,630
ORIX Corp.	299,600	4,649,502
Rakuten, Inc. (a) (b)	370,800	3,561,260
Sega Sammy Holdings, Inc.	163,500	2,580,172
Seven & i Holdings Co. Ltd.	138,700	4,925,458
Sony Corp.	83,700	8,415,506
Square Enix Holdings Co. Ltd.	35,200	2,136,016
Sumitomo Mitsui Financial Group, Inc.	120,400	3,725,549
Toshiba Corp.	118,200	3,310,048
Toyota Industries Corp.	64,500	5,126,767
		72,068,766
Luxembourg — 1.5%
ArcelorMittal SA (a)	184,300	4,229,418
Netherlands — 6.2%
Airbus SE (a)	5,800	637,127
ASML Holding NV	7,200	3,479,486
EXOR NV	15,800	1,268,225
Heineken Holding NV	45,000	4,238,757
Koninklijke Philips NV (a)	95,479	5,109,688
NXP Semiconductor NV	15,000	2,385,150
		17,118,433
Norway — 1.1%
Mowi ASA	134,600	2,997,867

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Republic of Korea — 2.5%
Samsung Electronics Co. Ltd.	92,900	$6,943,107
Singapore — 1.2%
DBS Group Holdings, Ltd.	175,700	3,323,345
Spain — 0.5%
Siemens Gamesa Renewable Energy SA	35,600	1,445,220
Sweden — 1.9%
Investor AB Class B	39,200	2,865,020
Volvo AB Class B (a)	97,498	2,294,354
		5,159,374
Switzerland — 8.7%
ABB Ltd. Registered	126,100	3,527,186
Alcon, Inc. (a)	45,800	3,057,591
Nestle SA Registered	43,000	5,062,342
Novartis AG Registered	50,900	4,807,546
Roche Holding AG	8,600	3,000,608
UBS Group AG Registered	315,100	4,407,124
		23,862,397
United Kingdom — 14.5%
Ashtead Group PLC	60,000	2,823,524
Aviva PLC	844,100	3,785,940
Barratt Developments PLC (a)	98,600	904,567
BHP Group PLC ADR	19,300	1,023,479
The British Land Co. PLC	438,500	2,934,486
Bunzl PLC	51,000	1,704,758
Entain PLC (a)	198,400	3,079,681
Glencore PLC (a)	344,400	1,098,601
IG Group Holdings PLC	48,500	571,964
Imperial Brands PLC	112,300	2,359,577
Inchcape PLC (a)	305,600	2,692,055
Informa PLC (a)	169,200	1,271,456
Liberty Global PLC Class C (a)	9,800	231,770
Persimmon PLC	71,100	2,693,157
Savills PLC (a)	50,400	654,436
Smith & Nephew PLC	102,700	2,144,581
Tesco PLC	1,502,900	4,744,890
Unilever PLC	83,900	5,050,561
		39,769,483

TOTAL COMMON STOCK (Cost $253,482,203)		276,487,268

TOTAL EQUITIES (Cost $253,482,203)		276,487,268

	Number of Shares	Value
MUTUAL FUNDS — 0.5%
United States — 0.5%
State Street Navigator Securities Lending Prime Portfolio (c)	1,384,583	$1,384,583

TOTAL MUTUAL FUNDS (Cost $1,384,583)		1,384,583

TOTAL LONG-TERM INVESTMENTS (Cost $254,866,786)		277,871,851

TOTAL INVESTMENTS — 101.1% (Cost $254,866,786) (d)		277,871,851

Other Assets/(Liabilities) — (1.1)%		(3,043,120)

NET ASSETS — 100.0%		$274,828,731

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $7,004,774 or 2.55% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,031,935 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	25.7%
Financial	18.8%
Consumer, Cyclical	14.2%
Industrial	13.8%
Technology	11.1%
Basic Materials	6.4%
Energy	3.7%
Utilities	3.2%
Communications	2.5%
Diversified	1.2%
Mutual Funds	0.5%
Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 100.1%
COMMON STOCK — 100.1%
Basic Materials — 0.5%
Chemicals — 0.5%
Valvoline, Inc.	37,130	$859,188
Communications — 16.7%
Internet — 12.3%
Airbnb, Inc.Class A (a)	3,211	471,375
Amazon.com, Inc. (a)	3,519	11,461,137
Booking Holdings, Inc. (a)	1,316	2,931,087
Facebook, Inc. Class A (a)	22,647	6,186,255
Snap, Inc. Class A (a)	25,078	1,255,655
		22,305,509
Media — 1.0%
Comcast Corp. Class A	34,968	1,832,323
Telecommunications — 3.4%
Motorola Solutions, Inc.	13,624	2,316,897
Verizon Communications, Inc.	64,854	3,810,173
		6,127,070
		30,264,902
Consumer, Cyclical — 6.6%
Auto Manufacturers — 0.8%
General Motors Co.	33,360	1,389,110
Entertainment — 0.5%
Live Nation Entertainment, Inc. (a)	6,598	484,821
Warner Music Group Corp. Class A	13,323	506,141
		990,962
Home Builders — 0.7%
D.R. Horton, Inc.	19,668	1,355,519
Retail — 4.6%
CarMax, Inc. (a)	12,616	1,191,707
The Home Depot, Inc.	13,123	3,485,731
O’Reilly Automotive, Inc. (a)	2,980	1,348,659
Target Corp.	13,108	2,313,955
		8,340,052
		12,075,643
Consumer, Non-cyclical — 22.0%
Beverages — 1.3%
Constellation Brands, Inc. Class A	10,570	2,315,358
Cosmetics & Personal Care — 2.6%
The Procter & Gamble Co.	33,178	4,616,387
Foods — 2.3%
a2 Milk Co. Ltd. (a) (b)	22,705	200,574
Mondelez International, Inc. Class A	35,971	2,103,225
Sysco Corp.	26,158	1,942,493
		4,246,292

	Number of Shares	Value
Health Care – Products — 2.7%
Alcon, Inc. (a) (b)	13,747	$907,027
Avantor, Inc. (a)	28,479	801,684
Thermo Fisher Scientific, Inc.	6,784	3,159,851
		4,868,562
Health Care – Services — 5.8%
HCA Healthcare, Inc.	25,806	4,244,055
UnitedHealth Group, Inc.	17,803	6,243,156
		10,487,211
Household Products & Wares — 0.4%
Reckitt Benckiser Group PLC	8,845	791,059
Pharmaceuticals — 6.9%
AstraZeneca PLC Sponsored ADR (b)	70,454	3,521,996
CVS Health Corp.	34,337	2,345,217
Eli Lilly and Co.	15,782	2,664,633
Merck & Co., Inc.	41,678	3,409,260
Neurocrine Biosciences, Inc. (a)	6,834	655,039
		12,596,145
		39,921,014
Energy — 2.3%
Oil & Gas — 1.1%
Cabot Oil & Gas Corp.	48,395	787,871
Valero Energy Corp.	21,262	1,202,791
		1,990,662
Pipelines — 1.2%
Magellan Midstream Partners LP (c)	53,331	2,263,368
		4,254,030
Financial — 16.1%
Banks — 3.3%
JP Morgan Chase & Co.	46,708	5,935,185
Diversified Financial Services — 6.7%
Capital One Financial Corp.	34,119	3,372,663
Intercontinental Exchange, Inc.	31,895	3,677,175
Mastercard, Inc. Class A	8,914	3,181,763
Rocket Cos., Inc. (a) (b)	93,591	1,892,410
		12,124,011
Insurance — 3.7%
Equitable Holdings, Inc.	134,473	3,441,164
The Progressive Corp.	32,859	3,249,098
		6,690,262
Real Estate Investment Trusts (REITS) — 2.4%
Prologis, Inc.	44,816	4,466,363
		29,215,821
Industrial — 10.3%
Aerospace & Defense — 1.6%
Lockheed Martin Corp.	7,927	2,813,927

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 0.8%
Vulcan Materials Co.	10,184	$1,510,389
Electronics — 1.4%
Honeywell International, Inc.	9,949	2,116,152
Hubbell, Inc.	3,065	480,562
		2,596,714
Environmental Controls — 0.9%
Waste Connections, Inc.	16,004	1,641,530
Machinery – Construction & Mining — 0.9%
Caterpillar, Inc.	9,066	1,650,193
Machinery – Diversified — 1.2%
Otis Worldwide Corp.	16,842	1,137,677
Rockwell Automation, Inc.	4,459	1,118,362
		2,256,039
Transportation — 3.5%
C.H. Robinson Worldwide, Inc.	8,032	753,964
Union Pacific Corp.	13,972	2,909,250
United Parcel Service, Inc. Class B	15,381	2,590,160
		6,253,374
		18,722,166
Technology — 24.4%
Computers — 4.1%
Accenture PLC Class A	11,093	2,897,602
Amdocs Ltd.	17,002	1,205,952
Apple, Inc.	25,455	3,377,624
		7,481,178
Semiconductors — 8.5%
Applied Materials, Inc.	59,550	5,139,165
QUALCOMM, Inc.	45,237	6,891,404
Texas Instruments, Inc.	20,237	3,321,499
		15,352,068
Software — 11.8%
Adobe, Inc. (a)	2,035	1,017,744
Fiserv, Inc. (a)	23,943	2,726,150
Microsoft Corp.	64,756	14,403,030
Snowflake, Inc. Class A (a) (b)	1,016	285,902
Workday, Inc. Class A (a)	5,902	1,414,178
Zynga, Inc. Class A (a)	159,719	1,576,427
		21,423,431
		44,256,677

	Number of Shares	Value
Utilities — 1.2%
Electric — 1.2%
Duke Energy Corp.	10,577	$968,430
FirstEnergy Corp.	37,931	1,161,068
		2,129,498

TOTAL COMMON STOCK (Cost $147,352,182)		181,698,939

TOTAL EQUITIES (Cost $147,352,182)		181,698,939

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Prime Portfolio (d)	293,570	293,570

TOTAL MUTUAL FUNDS (Cost $293,570)		293,570

TOTAL LONG-TERM INVESTMENTS (Cost $147,645,752)		181,992,509

TOTAL INVESTMENTS — 100.3% (Cost $147,645,752) (e)		181,992,509

Other Assets/(Liabilities) — (0.3)%		(565,632)

NET ASSETS — 100.0%		$181,426,877

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $6,799,022 or 3.75% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,779,255 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending cash collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 4.9%
Chemicals — 2.8%
DuPont de Nemours, Inc.	47,318	$3,364,783
FMC Corp.	10,262	1,179,412
PPG Industries, Inc.	6,432	927,623
		5,471,818
Iron & Steel — 0.7%
Steel Dynamics, Inc.	36,556	1,347,820
Mining — 1.4%
Kinross Gold Corp.	86,131	632,201
Newmont Corp.	17,997	1,077,840
Yamana Gold, Inc.	192,287	1,097,959
		2,808,000
		9,627,638
Communications — 5.7%
Internet — 1.9%
Alphabet, Inc. Class A (a)	2,057	3,605,180
Telecommunications — 3.8%
Cisco Systems, Inc.	102,635	4,592,916
T-Mobile US, Inc. (a)	21,258	2,866,642
		7,459,558
		11,064,738
Consumer, Cyclical — 11.7%
Apparel — 1.0%
Tapestry, Inc.	61,735	1,918,724
Auto Manufacturers — 0.7%
Cummins, Inc.	5,966	1,354,879
Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	16,752	722,514
Lear Corp.	4,841	769,864
		1,492,378
Distribution & Wholesale — 0.7%
LKQ Corp. (a)	38,779	1,366,572
Home Builders — 0.8%
Lennar Corp. Class A	19,809	1,510,040
Leisure Time — 0.9%
Harley-Davidson, Inc.	47,701	1,750,627
Lodging — 1.3%
Las Vegas Sands Corp.	25,705	1,532,018
Wyndham Hotels & Resorts, Inc.	16,412	975,529
		2,507,547
Retail — 4.5%
AutoZone, Inc. (a)	3,057	3,623,890
Best Buy Co., Inc.	18,028	1,799,014

	Number of Shares	Value
Lowe’s Cos., Inc.	7,324	$1,175,575
The TJX Cos., Inc.	20,954	1,430,949
Williams-Sonoma, Inc.	7,760	790,278
		8,819,706
Textiles — 1.0%
Mohawk Industries, Inc. (a)	14,567	2,053,219
		22,773,692
Consumer, Non-cyclical — 22.9%
Beverages — 1.0%
Coca-Cola European Partners PLC	39,717	1,979,098
Biotechnology — 0.5%
Amgen, Inc.	4,198	965,204
Commercial Services — 1.1%
Robert Half International, Inc.	10,484	655,040
United Rentals, Inc. (a)	6,700	1,553,797
		2,208,837
Foods — 1.0%
The Kroger Co.	58,970	1,872,887
Health Care – Products — 2.4%
Avantor, Inc. (a)	59,091	1,663,412
Medtronic PLC	25,220	2,954,271
		4,617,683
Health Care – Services — 3.3%
Anthem, Inc.	11,947	3,836,062
UnitedHealth Group, Inc.	7,469	2,619,229
		6,455,291
Pharmaceuticals — 13.6%
AbbVie, Inc.	14,138	1,514,887
AmerisourceBergen Corp.	18,851	1,842,874
Cigna Corp.	23,078	4,804,378
CVS Health Corp.	20,321	1,387,924
GlaxoSmithKline PLC Sponsored ADR	35,649	1,311,883
Johnson & Johnson	41,893	6,593,120
McKesson Corp.	12,952	2,252,612
Novartis AG Sponsored ADR	34,632	3,270,300
Pfizer, Inc.	74,359	2,737,155
Viatris, Inc. (a)	42,487	796,206
		26,511,339
		44,610,339
Energy — 5.3%
Oil & Gas — 4.8%
Canadian Natural Resources Ltd.	43,678	1,050,456
ConocoPhillips	81,254	3,249,347
Marathon Petroleum Corp.	57,801	2,390,649
Parsley Energy, Inc. Class A	103,979	1,476,502

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Petroleo Brasileiro SA Sponsored ADR	104,320	$1,171,514
		9,338,468
Oil & Gas Services — 0.5%
Schlumberger NV	45,839	1,000,665
		10,339,133
Financial — 24.0%
Banks — 11.8%
Bank of America Corp.	159,676	4,839,779
Citigroup, Inc.	49,267	3,037,803
Fifth Third Bancorp	44,216	1,219,035
The Goldman Sachs Group, Inc.	7,152	1,886,054
Huntington Bancshares, Inc.	147,039	1,857,103
JP Morgan Chase & Co.	51,539	6,549,061
Truist Financial Corp.	75,045	3,596,907
		22,985,742
Diversified Financial Services — 1.4%
AerCap Holdings NV (a)	12,250	558,355
The Charles Schwab Corp.	39,077	2,072,644
		2,630,999
Insurance — 10.8%
Aflac, Inc.	31,740	1,411,478
American International Group, Inc.	66,380	2,513,147
Berkshire Hathaway, Inc. Class B (a)	28,695	6,653,510
Chubb Ltd.	26,032	4,006,845
Everest Re Group Ltd.	8,445	1,976,890
Marsh & McLennan Cos., Inc.	7,313	855,621
The Progressive Corp.	29,495	2,916,466
RenaissanceRe Holdings Ltd.	4,599	762,606
		21,096,563
		46,713,304
Industrial — 12.1%
Aerospace & Defense — 3.1%
The Boeing Co.	10,598	2,268,608
General Dynamics Corp.	6,564	976,854
Howmet Aerospace, Inc.	64,184	1,831,811
Northrop Grumman Corp.	2,941	896,182
		5,973,455
Building Materials — 1.7%
CRH PLC Sponsored ADR	26,888	1,144,891
Owens Corning	27,441	2,078,930
		3,223,821
Machinery – Construction & Mining — 1.4%
Caterpillar, Inc.	14,653	2,667,139

	Number of Shares	Value
Machinery – Diversified — 3.0%
Deere & Co.	13,094	$3,522,941
Dover Corp.	10,845	1,369,181
Otis Worldwide Corp.	14,304	966,235
		5,858,357
Miscellaneous – Manufacturing — 1.4%
Eaton Corp. PLC	23,586	2,833,622
Packaging & Containers — 0.4%
WestRock Co.	19,976	869,556
Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	3,664	624,639
Transportation — 0.8%
Union Pacific Corp.	7,237	1,506,888
		23,557,477
Technology — 10.1%
Semiconductors — 8.1%
Applied Materials, Inc.	33,755	2,913,056
KLA Corp.	7,001	1,812,629
Lam Research Corp.	7,628	3,602,476
Micron Technology, Inc. (a)	39,077	2,937,809
NXP Semiconductor NV	16,028	2,548,612
ON Semiconductor Corp. (a)	11,712	383,334
Qorvo, Inc. (a)	9,010	1,498,093
		15,696,009
Software — 2.0%
Oracle Corp.	34,076	2,204,376
SS&C Technologies Holdings, Inc	23,325	1,696,894
		3,901,270
		19,597,279
Utilities — 2.6%
Electric — 2.6%
CenterPoint Energy, Inc.	65,220	1,411,361
Edison International	32,463	2,039,326
Vistra Corp.	86,369	1,698,014
		5,148,701

TOTAL COMMON STOCK (Cost $160,777,851)		193,432,301

TOTAL EQUITIES (Cost $160,777,851)		193,432,301

TOTAL LONG-TERM INVESTMENTS (Cost $160,777,851)		193,432,301

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (b)	$1,776,367	$1,776,367

TOTAL SHORT-TERM INVESTMENTS (Cost $1,776,367)		1,776,367

TOTAL INVESTMENTS — 100.2% (Cost $162,554,218) (c)		195,208,668

Other Assets/(Liabilities) — (0.2)%		(299,797)

NET ASSETS — 100.0%		$194,908,871

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $1,776,367. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,811,990.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Austria — 0.3%
Erste Group Bank AG (a)	34,018	$1,027,011
Canada — 1.9%
Canadian National Railway Co.	70,227	7,714,436
Denmark — 0.6%
Carlsberg A/S Class B	13,924	2,232,270
France — 11.7%
Air Liquide SA	23,445	3,847,997
Danone SA	113,365	7,451,023
EssilorLuxottica SA	9,549	1,489,225
Hermes International	1,091	1,173,213
Legrand SA	49,651	4,431,507
LVMH Moet Hennessy Louis Vuitton SE	16,721	10,447,794
Pernod Ricard SA	30,961	5,934,860
Schneider Electric SE	81,756	11,825,637
		46,601,256
Germany — 4.4%
Bayer AG Registered	80,475	4,730,138
Brenntag AG	25,431	1,968,077
Deutsche Boerse AG	12,432	2,110,584
Deutsche Wohnen SE	28,191	1,504,918
Merck KGaA	30,207	5,177,888
MTU Aero Engines AG	8,614	2,244,382
		17,735,987
Ireland — 9.4%
Accenture PLC Class A	39,597	10,343,132
Aon PLC Class A	20,465	4,323,641
Linde PLC (a)	27,135	7,047,062
Linde PLC	7,160	1,886,732
Medtronic PLC	103,311	12,101,851
Willis Towers Watson PLC	8,258	1,739,795
		37,442,213
Israel — 1.2%
Check Point Software Technologies Ltd. (a)	36,267	4,820,247
Japan — 2.8%
Hoya Corp.	18,100	2,501,946
Kubota Corp. (b)	268,100	5,857,124
Olympus Corp.	123,200	2,696,862
		11,055,932
Mexico — 0.2%
Grupo Financiero Banorte SAB de CV Class O (a)	153,697	846,899

	Number of Shares	Value
Netherlands — 3.0%
Akzo Nobel NV	47,717	$5,125,726
Heineken NV (b)	61,894	6,902,408
		12,028,134
Republic of Korea — 1.2%
Samsung Electronics Co. Ltd.	62,887	4,700,013
Spain — 1.0%
Aena SME SA (a) (c)	23,166	4,045,180
Sweden — 1.9%
Essity AB Class B	230,830	7,418,286
Switzerland — 7.7%
Adecco Group AG Registered	27,520	1,845,282
Cie Financiere Richemont SA Registered	49,319	4,456,579
Julius Baer Group Ltd.	29,258	1,694,753
Nestle SA Registered	85,707	10,090,190
Roche Holding AG	24,154	8,427,521
Sonova Holding AG Registered (a)	4,024	1,035,950
UBS Group AG Registered	230,382	3,222,222
		30,772,497
Thailand — 0.1%
Kasikornbank PCL	102,000	389,363
United Kingdom — 7.3%
Aptiv PLC	16,882	2,199,556
Burberry Group PLC (a)	93,930	2,300,769
Compass Group PLC	141,906	2,648,025
Diageo PLC	219,198	8,662,947
Reckitt Benckiser Group PLC	70,299	6,287,239
Rolls-Royce Holdings PLC (a)	1,605,134	2,443,808
Whitbread PLC (a)	47,827	2,029,253
WPP PLC	248,941	2,704,752
		29,276,349
United States — 45.0%
3M Co.	31,675	5,536,473
Abbott Laboratories	52,582	5,757,203
American Express Co.	34,988	4,230,399
Amphenol Corp. Class A	18,218	2,382,368
The Bank of New York Mellon Corp.	93,624	3,973,403
Carrier Global Corp.	24,922	940,058
The Charles Schwab Corp.	89,523	4,748,300
Cisco Systems, Inc.	42,345	1,894,939
Cognizant Technology Solutions Corp. Class A	51,892	4,252,549
Colgate-Palmolive Co.	47,638	4,073,525
Comcast Corp. Class A	262,307	13,744,887
The Cooper Cos., Inc.	10,803	3,924,946
eBay, Inc.	72,161	3,626,090
Equifax, Inc.	22,166	4,274,492

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fidelity National Information Services, Inc.	30,355	$4,294,018
The Goldman Sachs Group, Inc.	23,295	6,143,125
Honeywell International, Inc.	44,779	9,524,493
Kansas City Southern	37,643	7,684,066
Liberty Broadband Corp. Class C (a)	14,761	2,337,700
Marriott International, Inc. Class A	18,841	2,485,505
Microchip Technology, Inc.	14,892	2,056,734
Omnicom Group, Inc.	19,549	1,219,271
Oracle Corp.	88,618	5,732,698
Otis Worldwide Corp.	28,853	1,949,020
PayPal Holdings, Inc. (a)	21,311	4,991,036
PPG Industries, Inc.	31,991	4,613,742
State Street Corp.	39,426	2,869,424
Stryker Corp.	30,687	7,519,543
Thermo Fisher Scientific, Inc.	27,471	12,795,442
Union Pacific Corp.	17,309	3,604,080
United Parcel Service, Inc. Class B	24,816	4,179,014
Visa, Inc. Class A	56,196	12,291,751
The Walt Disney Co. (a)	48,531	8,792,847
Waters Corp. (a)	16,328	4,039,874
Zimmer Biomet Holdings, Inc.	42,900	6,610,461
		179,093,476

TOTAL COMMON STOCK (Cost $305,638,246)		397,199,549

TOTAL EQUITIES (Cost $305,638,246)		397,199,549

MUTUAL FUNDS — 1.2%
United States — 1.2%
State Street Navigator Securities Lending Prime Portfolio (d)	4,798,170	4,798,170

TOTAL MUTUAL FUNDS (Cost $4,798,170)		4,798,170

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	105,484	27,405

TOTAL WARRANTS (Cost $0)		27,405

TOTAL LONG-TERM INVESTMENTS (Cost $310,436,416)		402,025,124

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (e)	$1,159,807	$1,159,807

TOTAL SHORT-TERM INVESTMENTS (Cost $1,159,807)		1,159,807

TOTAL INVESTMENTS — 101.2% (Cost $311,596,223) (f)		403,184,931

Other Assets/(Liabilities) — (1.2)%		(4,977,589)

NET ASSETS — 100.0%		$398,207,342

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $10,278,531 or 2.58% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $6,031,067 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $4,045,180 or 1.02% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,159,807. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,183,023.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	35.8%
Industrial	20.3%
Financial	12.8%
Technology	9.1%
Communications	8.6%
Consumer, Cyclical	7.0%
Basic Materials	6.1%
Mutual Funds	1.2%
Total Long-Term Investments	100.9%
Short-Term Investments and Other Assets and Liabilities	(0.9)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.2%
COMMON STOCK — 99.2%
Basic Materials — 3.1%
Chemicals — 3.1%
DuPont de Nemours, Inc.	20,302	$1,443,675
PPG Industries, Inc.	9,104	1,312,979
The Sherwin-Williams Co.	2,779	2,042,315
		4,798,969
Communications — 10.0%
Internet — 7.5%
Alphabet, Inc. Class A (a)	3,584	6,281,462
Alphabet, Inc. Class C (a)	1,331	2,331,752
Facebook, Inc. Class A (a)	11,234	3,068,679
		11,681,893
Media — 2.5%
Cable One, Inc.	225	501,237
Comcast Corp. Class A	62,904	3,296,170
		3,797,407
		15,479,300
Consumer, Cyclical — 10.3%
Apparel — 2.5%
LVMH Moet Hennessy Louis Vuitton SE	3,734	2,333,118
NIKE, Inc. Class B	11,146	1,576,824
		3,909,942
Retail — 7.8%
Costco Wholesale Corp.	4,804	1,810,051
Dollar General Corp.	9,172	1,928,872
The Home Depot, Inc.	9,086	2,413,423
Starbucks Corp.	12,481	1,335,218
Target Corp.	13,791	2,434,525
Tractor Supply Co.	15,273	2,147,078
		12,069,167
		15,979,109
Consumer, Non-cyclical — 25.1%
Beverages — 2.4%
Diageo PLC	50,643	2,001,467
Pernod Ricard SA	9,371	1,796,311
		3,797,778
Biotechnology — 1.3%
Illumina, Inc. (a)	3,485	1,289,450
Vertex Pharmaceuticals, Inc. (a)	3,341	789,612
		2,079,062
Cosmetics & Personal Care — 1.8%
Colgate-Palmolive Co.	21,346	1,825,296

	Number of Shares	Value
The Estee Lauder Cos., Inc. Class A	3,366	$895,996
		2,721,292
Foods — 2.0%
Danone SA	27,441	1,803,586
Mondelez International, Inc. Class A	23,362	1,365,976
		3,169,562
Health Care – Products — 5.6%
Danaher Corp.	10,017	2,225,176
Medtronic PLC	30,439	3,565,625
Thermo Fisher Scientific, Inc.	6,224	2,899,015
		8,689,816
Health Care – Services — 0.6%
ICON PLC (a)	4,727	921,670
Household Products & Wares — 0.9%
Kimberly-Clark Corp.	9,892	1,333,738
Pharmaceuticals — 10.5%
Becton Dickinson and Co.	11,714	2,931,077
Cigna Corp.	7,414	1,543,447
Eli Lilly and Co.	14,210	2,399,216
Johnson & Johnson	23,962	3,771,140
Merck & Co., Inc.	27,893	2,281,647
PRA Health Sciences, Inc. (a)	15,386	1,930,020
Zoetis, Inc.	9,127	1,510,518
		16,367,065
		39,079,983
Energy — 1.6%
Oil & Gas — 0.5%
ConocoPhillips	21,156	846,029
Pipelines — 1.1%
Enterprise Products Partners LP (b)	85,880	1,682,389
		2,528,418
Financial — 18.8%
Banks — 7.3%
Bank of America Corp.	104,682	3,172,911
The Goldman Sachs Group, Inc.	9,701	2,558,251
JP Morgan Chase & Co.	30,267	3,846,028
Truist Financial Corp.	35,676	1,709,950
		11,287,140
Diversified Financial Services — 6.8%
The Charles Schwab Corp.	19,101	1,013,117
Mastercard, Inc. Class A	9,638	3,440,188
Nasdaq, Inc.	17,799	2,362,639
Visa, Inc. Class A	16,924	3,701,787
		10,517,731
Insurance — 1.0%
Chubb Ltd.	10,114	1,556,747

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Private Equity — 0.7%
The Blackstone Group, Inc. Class A	17,746	$1,150,118
Real Estate Investment Trusts (REITS) — 3.0%
American Tower Corp.	12,645	2,838,297
Equinix, Inc.	2,683	1,916,145
		4,754,442
		29,266,178
Industrial — 9.2%
Aerospace & Defense — 0.7%
Raytheon Technologies Corp.	14,269	1,020,376
Electrical Components & Equipment — 1.3%
AMETEK, Inc.	16,083	1,945,078
Electronics — 4.2%
Fortive Corp.	23,406	1,657,613
Honeywell International, Inc.	15,813	3,363,425
TE Connectivity Ltd.	13,015	1,575,726
		6,596,764
Packaging & Containers — 1.3%
Crown Holdings, Inc. (a)	20,903	2,094,481
Transportation — 1.7%
Canadian National Railway Co.	21,134	2,321,570
Old Dominion Freight Line, Inc.	1,344	262,322
		2,583,892
		14,240,591
Technology — 20.5%
Computers — 5.1%
Accenture PLC Class A	8,275	2,161,513
Amdocs Ltd.	25,561	1,813,042
Apple, Inc.	29,763	3,949,252
		7,923,807
Semiconductors — 3.6%
Analog Devices, Inc.	11,331	1,673,929
Applied Materials, Inc.	13,411	1,157,369
Texas Instruments, Inc.	16,755	2,749,998
		5,581,296
Software — 11.8%
Adobe, Inc. (a)	5,592	2,796,671
Electronic Arts, Inc.	18,590	2,669,524
Fidelity National Information Services, Inc.	21,344	3,019,322
Microsoft Corp.	35,099	7,806,720
salesforce.com, Inc. (a)	8,909	1,982,520
		18,274,757
		31,779,860

	Number of Shares	Value
Utilities — 0.6%
Electric — 0.6%
American Electric Power Co., Inc.	11,570	$963,434

TOTAL COMMON STOCK (Cost $85,862,095)		154,115,842

TOTAL EQUITIES (Cost $85,862,095)		154,115,842

TOTAL LONG-TERM INVESTMENTS (Cost $85,862,095)		154,115,842
	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (c)	$224,561	224,561

TOTAL SHORT-TERM INVESTMENTS (Cost $224,561)		224,561

TOTAL INVESTMENTS — 99.3% (Cost $86,086,656) (d)		154,340,403

Other Assets/(Liabilities) — 0.7%		1,018,578

NET ASSETS — 100.0%		$155,358,981

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Maturity value of $224,561. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $229,133.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Basic Materials — 5.2%
Chemicals — 5.2%
DuPont de Nemours, Inc.	98,191	$6,982,362
Element Solutions, Inc.	189,149	3,353,612
International Flavors & Fragrances, Inc. (a)	11,112	1,209,430
Linde PLC	9,190	2,421,657
		13,967,061
Communications — 4.6%
Media — 3.3%
Altice USA, Inc. Class A (b)	72,155	2,732,510
Comcast Corp. Class A	116,261	6,092,076
		8,824,586
Telecommunications — 1.3%
Verizon Communications, Inc.	59,157	3,475,474
		12,300,060
Consumer, Cyclical — 9.8%
Apparel — 0.7%
Ralph Lauren Corp.	17,482	1,813,583
Entertainment — 1.8%
Marriott Vacations Worldwide Corp.	15,958	2,189,757
SeaWorld Entertainment, Inc. (b)	84,599	2,672,482
		4,862,239
Food Services — 1.0%
Aramark	71,991	2,770,214
Home Builders — 1.3%
Lennar Corp. Class A	46,269	3,527,086
Lodging — 2.6%
Las Vegas Sands Corp.	38,142	2,273,263
Marriott International, Inc. Class A	15,456	2,038,955
MGM Resorts International	84,841	2,673,340
		6,985,558
Retail — 2.4%
Advance Auto Parts, Inc.	10,973	1,728,357
Lowe’s Cos., Inc.	29,096	4,670,199
		6,398,556
		26,357,236
Consumer, Non-cyclical — 18.1%
Beverages — 3.0%
Coca-Cola European Partners PLC	119,538	5,956,579
Molson Coors Beverage Co. Class B	46,201	2,087,823
		8,044,402
Biotechnology — 2.3%
Corteva, Inc.	160,721	6,223,117

	Number of Shares	Value
Commercial Services — 0.8%
Quanta Services, Inc.	30,686	$2,210,006
Health Care – Products — 3.8%
Envista Holdings Corp. (b)	47,937	1,616,915
Hologic, Inc. (b)	13,285	967,546
LivaNova PLC (b)	26,985	1,786,677
Medtronic PLC	49,164	5,759,071
		10,130,209
Health Care – Services — 3.5%
Anthem, Inc.	6,623	2,126,579
Humana, Inc.	3,686	1,512,255
UnitedHealth Group, Inc.	16,180	5,674,003
		9,312,837
Pharmaceuticals — 4.7%
Cigna Corp.	15,997	3,330,255
CVS Health Corp.	82,158	5,611,391
Johnson & Johnson	23,075	3,631,544
		12,573,190
		48,493,761
Energy — 5.3%
Oil & Gas — 5.3%
Chevron Corp.	19,173	1,619,160
Hess Corp.	97,931	5,169,778
Phillips 66	85,678	5,992,319
Valero Energy Corp.	24,733	1,399,146
		14,180,403
Financial — 29.6%
Banks — 10.3%
Citigroup, Inc.	43,158	2,661,122
The Goldman Sachs Group, Inc.	8,915	2,350,975
JP Morgan Chase & Co.	52,080	6,617,806
Northern Trust Corp.	41,657	3,879,933
US Bancorp	136,508	6,359,908
Wells Fargo & Co.	193,374	5,836,027
		27,705,771
Diversified Financial Services — 5.1%
AerCap Holdings NV (b)	32,288	1,471,687
American Express Co.	49,236	5,953,125
Discover Financial Services	22,913	2,074,314
Navient Corp.	73,771	724,431
PROG Holdings, Inc.	30,848	1,661,782
SLM Corp.	153,830	1,905,953
		13,791,292
Insurance — 7.0%
American International Group, Inc.	60,268	2,281,746
Aon PLC Class A	16,903	3,571,097
Assurant, Inc.	13,891	1,892,232

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Axis Capital Holdings Ltd.	28,139	$1,417,924
Chubb Ltd.	33,743	5,193,723
Fidelity National Financial, Inc.	57,712	2,255,962
Willis Towers Watson PLC	10,043	2,115,859
		18,728,543
Real Estate — 0.7%
The Howard Hughes Corp. (b)	23,792	1,877,903
Real Estate Investment Trusts (REITS) — 5.6%
American Campus Communities, Inc.	56,360	2,410,517
Corporate Office Properties Trust	136,677	3,564,536
Healthpeak Properties, Inc.	95,817	2,896,548
MGM Growth Properties LLC Class A	130,911	4,097,515
VICI Properties, Inc.	79,240	2,020,620
		14,989,736
Savings & Loans — 0.9%
New York Community Bancorp, Inc.	227,279	2,397,793
		79,491,038
Industrial — 14.5%
Aerospace & Defense — 4.3%
General Dynamics Corp.	37,510	5,582,238
Raytheon Technologies Corp.	83,248	5,953,065
		11,535,303
Building Materials — 0.9%
Owens Corning	30,851	2,337,272
Electrical Components & Equipment — 0.7%
Emerson Electric Co.	24,651	1,981,201
Engineering & Construction — 1.4%
AECOM (b)	44,036	2,192,112
Jacobs Engineering Group, Inc.	13,441	1,464,531
		3,656,643
Hand & Machine Tools — 1.9%
Stanley Black & Decker, Inc.	28,730	5,130,029
Machinery – Construction & Mining — 0.6%
BWX Technologies, Inc.	27,773	1,674,156
Machinery – Diversified — 3.9%
Deere & Co.	19,452	5,233,561
Westinghouse Air Brake Technologies Corp.	72,300	5,292,360
		10,525,921

	Number of Shares	Value
Transportation — 0.8%
J.B. Hunt Transport Services, Inc.	15,427	$2,108,099
		38,948,624
Technology — 6.7%
Computers — 1.7%
Cognizant Technology Solutions Corp. Class A	55,450	4,544,128
Semiconductors — 3.1%
Broadcom, Inc.	6,342	2,776,845
Microchip Technology, Inc.	16,565	2,287,792
QUALCOMM, Inc.	13,504	2,057,199
Texas Instruments, Inc.	8,131	1,334,541
		8,456,377
Software — 1.9%
Oracle Corp.	76,813	4,969,033
		17,969,538
Utilities — 5.7%
Electric — 5.7%
CenterPoint Energy, Inc.	215,377	4,660,758
Edison International	33,623	2,112,197
Entergy Corp.	31,324	3,127,388
Exelon Corp.	131,391	5,547,328
		15,447,671

TOTAL COMMON STOCK (Cost $225,090,144)		267,155,392

TOTAL EQUITIES (Cost $225,090,144)		267,155,392

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	1,223,750	1,223,750

TOTAL MUTUAL FUNDS (Cost $1,223,750)		1,223,750

TOTAL LONG-TERM INVESTMENTS (Cost $226,313,894)		268,379,142

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (d)	$966,808	$966,808

TOTAL SHORT-TERM INVESTMENTS (Cost $966,808)		966,808

TOTAL INVESTMENTS — 100.3% (Cost $227,280,702) (e)		269,345,950

Other Assets/(Liabilities) — (0.3)%		(906,717)

NET ASSETS — 100.0%		$268,439,233

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $1,197,240 or 0.45% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $966,808. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $986,152.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	88.9%
Ireland	5.2%
United Kingdom	2.9%
Switzerland	1.9%
Netherlands	0.5%
Bermuda	0.5%
Total Long-Term Investments	99.9%
Short-Term Investments and Other Assets and Liabilities	0.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 97.4%
COMMON STOCK — 97.1%
Australia — 3.3%
AMP Ltd.	1,505,394	$1,811,833
Brambles Ltd.	165,200	1,353,446
Orica Ltd.	203,167	2,376,011
		5,541,290
Belgium — 1.0%
Anheuser-Busch InBev SA	24,200	1,691,157
Canada — 3.1%
Cenovus Energy, Inc.	455,615	2,773,994
Open Text Corp.	38,800	1,763,054
Restaurant Brands International, Inc.	10,000	611,100
		5,148,148
Cayman Islands — 1.2%
Alibaba Group Holding Ltd. Sponsored ADR (a)	3,390	788,955
Alibaba Group Holding Ltd. (a)	21,860	638,697
Trip.com Group Ltd. ADR (a)	16,900	570,037
		1,997,689
Finland — 1.0%
UPM-Kymmene OYJ	45,900	1,707,697
France — 9.7%
Accor SA (a)	100,800	3,672,263
BNP Paribas SA (a)	119,950	6,326,669
Bureau Veritas SA (a)	20,598	547,887
EssilorLuxottica SA	7,305	1,139,259
Publicis Groupe SA	59,505	2,965,333
Valeo SA	38,010	1,501,162
		16,152,573
Germany — 20.2%
Allianz SE Registered	20,640	5,050,030
Bayer AG Registered	500	29,695
Bayer AG Registered	102,894	6,047,876
Bayerische Motoren Werke AG	61,350	5,415,124
Continental AG	33,955	5,031,418
Daimler AG Registered	89,803	6,341,157
Fresenius Medical Care AG & Co. KGaA	29,500	2,460,564
Henkel AG & Co. KGaA	6,900	664,210
thyssenkrupp AG (a)	500	4,890
thyssenkrupp AG (a)	271,674	2,697,144
		33,742,108
India — 1.6%
Axis Bank Ltd. (a)	313,742	2,664,574
Indonesia — 0.5%
Bank Mandiri Persero Tbk PT	1,858,700	838,776

	Number of Shares	Value
Ireland — 1.2%
Ryanair Holdings PLC (a)	8,000	$159,354
Ryanair Holdings PLC Sponsored ADR (a)	17,410	1,914,752
		2,074,106
Italy — 4.1%
Intesa Sanpaolo SpA (a)	2,934,200	6,845,596
Japan — 2.2%
Komatsu Ltd.	63,600	1,742,808
Toyota Motor Corp.	25,900	1,985,985
		3,728,793
Mexico — 0.9%
Grupo Televisa SAB Sponsored ADR (a)	174,600	1,438,704
Netherlands — 5.8%
CNH Industrial NV (a)	476,953	6,043,912
EXOR NV	45,400	3,644,140
		9,688,052
Republic of Korea — 1.6%
NAVER Corp.	6,860	1,852,347
Samsung Electronics Co. Ltd.	10,550	788,480
		2,640,827
South Africa — 2.5%
Naspers Ltd.	20,215	4,137,438
Spain — 1.1%
Amadeus IT Group SA	26,000	1,882,341
Sweden — 4.1%
Hennes & Mauritz AB Class B (a)	128,318	2,680,352
SKF AB Class B	79,000	2,046,848
Volvo AB Class B (a)	85,770	2,018,367
		6,745,567
Switzerland — 9.3%
Cie Financiere Richemont SA Registered	19,540	1,765,680
Credit Suisse Group AG Registered	529,009	6,805,497
LafargeHolcim Ltd. Registered	34,659	1,901,990
Novartis AG Registered	22,100	2,087,363
Roche Holding AG	3,670	1,280,492
The Swatch Group AG	5,830	1,588,964
		15,429,986
United Kingdom — 22.7%
Ashtead Group PLC	36,774	1,730,538
Bunzl PLC	14,000	467,973
Compass Group PLC	86,400	1,612,260
G4S PLC (a)	392,100	1,360,907
Glencore PLC (a)	2,613,644	8,337,261
Liberty Global PLC Class C (a)	11,800	279,070

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Liberty Global PLC Series A (a)	118,900	$2,879,758
Lloyds Banking Group PLC (a)	14,511,000	7,314,744
Natwest Group PLC (a)	1,210,800	2,800,314
Prudential PLC	187,300	3,457,227
Rolls-Royce Holdings PLC (a)	1,153,648	1,756,423
Schroders PLC	54,200	2,475,626
Smiths Group PLC	46,700	966,544
WPP PLC	214,092	2,326,117
		37,764,762

TOTAL COMMON STOCK (Cost $140,729,977)		161,860,184

PREFERRED STOCK — 0.3%
Germany — 0.3%
Henkel AG & Co. KGaA 1.980%	4,100	462,005

TOTAL PREFERRED STOCK (Cost $410,515)		462,005

TOTAL EQUITIES (Cost $141,140,492)		162,322,189

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	44,280	11,504

TOTAL WARRANTS (Cost $0)		11,504

TOTAL LONG-TERM INVESTMENTS (Cost $141,140,492)		162,333,693

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (b)	$4,051,484	$4,051,484

TOTAL SHORT-TERM INVESTMENTS (Cost $4,051,484)		4,051,484

TOTAL INVESTMENTS — 99.8% (Cost $145,191,976) (c)		166,385,177

Other Assets/(Liabilities) — 0.2%		330,540

NET ASSETS — 100.0%		$166,715,717

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,051,484. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $4,132,588.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	30.1%
Consumer, Cyclical	22.1%
Consumer, Non-cyclical	13.6%
Communications	10.7%
Industrial	10.1%
Basic Materials	7.6%
Energy	1.7%
Technology	1.5%
Total Long-Term Investments	97.4%
Short-Term Investments and Other Assets and Liabilities	2.6%
Net Assets	100.0%

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
State Street Bank and Trust Co*	6/16/21	USD	2,137,566	CHF	1,886,000	$(2,916)

* Contracts are subject to a Master Netting Agreement.

Currency Legend

CHF	Swiss Franc
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Communications — 29.8%
Internet — 23.0%
Alibaba Group Holding Ltd. Sponsored ADR (a)	28,599	$6,655,845
Alphabet, Inc. Class A (a)	2,246	3,936,430
Alphabet, Inc. Class C (a)	2,252	3,945,234
Amazon.com, Inc. (a)	3,125	10,177,906
Facebook, Inc. Class A (a)	29,702	8,113,398
		32,828,813
Media — 5.2%
FactSet Research Systems, Inc.	6,060	2,014,950
The Walt Disney Co. (a)	30,130	5,458,953
		7,473,903
Telecommunications — 1.6%
Cisco Systems, Inc.	51,229	2,292,498
		42,595,214
Consumer, Cyclical — 4.9%
Retail — 4.9%
Starbucks Corp.	36,437	3,898,030
Yum China Holdings, Inc.	23,968	1,368,333
Yum! Brands, Inc.	16,182	1,756,718
		7,023,081
Consumer, Non-cyclical — 18.9%
Beverages — 3.5%
Monster Beverage Corp. (a)	53,993	4,993,273
Biotechnology — 4.8%
Illumina, Inc. (a)	9,070	3,355,900
Regeneron Pharmaceuticals, Inc. (a)	7,330	3,541,196
		6,897,096
Commercial Services — 0.7%
Automatic Data Processing, Inc.	5,515	971,743
Cosmetics & Personal Care — 1.6%
Colgate-Palmolive Co.	25,822	2,208,039
Health Care – Products — 1.3%
Intuitive Surgical, Inc. (a)	2,275	1,861,178
Pharmaceuticals — 7.0%
Novartis AG Sponsored ADR	52,819	4,987,698
Novo Nordisk A/S Sponsored ADR	18,183	1,270,083
Roche Holding AG Sponsored ADR	85,229	3,736,439
		9,994,220
		26,925,549

	Number of Shares	Value
Energy — 1.3%
Oil & Gas Services — 1.3%
Schlumberger NV	81,902	$1,787,921
Financial — 7.2%
Diversified Financial Services — 7.2%
SEI Investments Co.	34,749	1,997,025
Visa, Inc. Class A	37,545	8,212,218
		10,209,243
Industrial — 10.5%
Aerospace & Defense — 4.5%
The Boeing Co.	29,875	6,395,042
Machinery – Diversified — 3.8%
Deere & Co.	20,317	5,466,289
Transportation — 2.2%
Expeditors International of Washington, Inc.	33,306	3,167,734
		15,029,065
Technology — 26.9%
Semiconductors — 7.2%
NVIDIA Corp.	12,287	6,416,271
QUALCOMM, Inc.	24,870	3,788,696
		10,204,967
Software — 19.7%
Autodesk, Inc. (a)	24,691	7,539,150
Cerner Corp.	29,639	2,326,069
Microsoft Corp.	25,440	5,658,365
Oracle Corp.	80,985	5,238,920
salesforce.com, Inc. (a)	24,071	5,356,519
Workday, Inc. Class A (a)	8,589	2,058,010
		28,177,033
		38,382,000

TOTAL COMMON STOCK (Cost $80,843,905)		141,952,073

TOTAL EQUITIES (Cost $80,843,905)		141,952,073

TOTAL LONG-TERM INVESTMENTS (Cost $80,843,905)		141,952,073

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (b)	$939,592	$939,592

TOTAL SHORT-TERM INVESTMENTS (Cost $939,592)		939,592

TOTAL INVESTMENTS — 100.1% (Cost $81,783,497) (c)		142,891,665

Other Assets/(Liabilities) — (0.1)%		(202,083)

NET ASSETS — 100.0%		$142,689,582

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $939,592. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $958,484.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	86.5%
Switzerland	6.1%
Cayman Islands	4.7%
Netherlands	1.3%
Denmark	0.9%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 94.5%
COMMON STOCK — 94.5%
Basic Materials — 2.0%
Chemicals — 1.6%
Air Products & Chemicals, Inc. (a)	939	$256,553
Albemarle Corp. (a)	446	65,794
Celanese Corp. (a)	519	67,439
CF Industries Holdings, Inc. (a)	918	35,536
Dow, Inc. (a)	3,130	173,715
DuPont de Nemours, Inc. (a)	3,099	220,370
Eastman Chemical Co. (a)	580	58,162
Ecolab, Inc. (a)	1,052	227,611
FMC Corp. (a)	574	65,970
International Flavors & Fragrances, Inc. (a)	463	50,393
Linde PLC (a)	2,239	589,999
LyondellBasell Industries NV Class A (a)	1,119	102,567
The Mosaic Co. (a)	1,487	34,216
PPG Industries, Inc. (a)	1,029	148,402
The Sherwin-Williams Co. (a)	357	262,363
		2,359,090
Forest Products & Paper — 0.1%
International Paper Co. (a)	1,711	85,071
Iron & Steel — 0.0%
Nucor Corp. (a)	1,230	65,424
Mining — 0.3%
Freeport-McMoRan, Inc. (a)	6,314	164,290
Newmont Corp. (a)	3,426	205,183
		369,473
		2,879,058
Communications — 15.4%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. (a)	1,664	39,137
Omnicom Group, Inc. (a)	939	58,566
		97,703
Internet — 10.7%
Alphabet, Inc. Class A (a) (b)	1,291	2,262,658
Alphabet, Inc. Class C (a) (b)	1,243	2,177,587
Amazon.com, Inc. (a) (b)	1,829	5,956,925
Booking Holdings, Inc. (a) (b)	175	389,772
CDW Corp. (a)	603	79,470
eBay, Inc. (a)	2,861	143,765
Etsy, Inc. (a) (b)	535	95,182
Expedia Group, Inc. (a)	593	78,513
F5 Networks, Inc. (a) (b)	279	49,087
Facebook, Inc. Class A (a) (b)	10,307	2,815,460

	Number of Shares	Value
Netflix, Inc. (a) (b)	1,893	$1,023,602
NortonLifeLock, Inc. (a)	2,650	55,067
Twitter, Inc. (a) (b)	3,385	183,298
VeriSign, Inc. (a) (b)	439	95,000
		15,405,386
Media — 2.2%
Charter Communications, Inc. Class A (a) (b)	623	412,146
Comcast Corp. Class A (a)	19,553	1,024,577
Discovery, Inc. Class A (b) (c)	885	26,630
Discovery, Inc. Class C (a) (b)	1,091	28,573
DISH Network Corp. Class A (a) (b)	1,002	32,405
Fox Corp. Class A (a)	1,094	31,857
Fox Corp. Class B (a) (b)	1,077	31,104
News Corp. Class A (a)	1,161	20,863
News Corp. Class B	1,016	18,054
ViacomCBS, Inc. Class B (a)	2,475	92,218
The Walt Disney Co. (a) (b)	7,756	1,405,232
		3,123,659
Telecommunications — 2.4%
Arista Networks, Inc. (a) (b)	235	68,284
AT&T, Inc. (a)	30,484	876,720
CenturyLink, Inc. (a)	4,170	40,657
Cisco Systems, Inc. (a)	18,067	808,498
Corning, Inc. (a)	3,318	119,448
Juniper Networks, Inc. (a)	1,537	34,598
Motorola Solutions, Inc. (a)	712	121,083
T-Mobile US, Inc. (a) (b)	2,554	344,407
Verizon Communications, Inc. (a)	17,739	1,042,166
		3,455,861
		22,082,609
Consumer, Cyclical — 9.2%
Airlines — 0.3%
Alaska Air Group, Inc. (a)	549	28,548
American Airlines Group, Inc. (a) (c)	2,517	39,693
Delta Air Lines, Inc. (a)	2,635	105,953
Southwest Airlines Co. (a)	2,604	121,373
United Airlines Holdings, Inc. (a) (b)	1,308	56,571
		352,138
Apparel — 0.7%
Hanesbrands, Inc.	1,559	22,730
NIKE, Inc. Class B (a)	5,371	759,835
PVH Corp. (a)	322	30,233
Ralph Lauren Corp.	221	22,926
Tapestry, Inc. (a)	1,175	36,519
Under Armour, Inc. Class A (a) (b)	604	10,371
Under Armour, Inc. Class C (b)	912	13,571

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
VF Corp. (a)	1,375	$117,439
		1,013,624
Auto Manufacturers — 2.1%
Cummins, Inc. (a)	640	145,344
Ford Motor Co. (a)	16,960	149,078
General Motors Co. (a)	5,332	222,025
PACCAR, Inc. (a)	1,441	124,329
Tesla, Inc. (a) (b)	3,251	2,294,133
		2,934,909
Auto Parts & Equipment — 0.1%
Aptiv PLC (a)	1,179	153,612
BorgWarner, Inc. (a)	1,040	40,185
		193,797
Distribution & Wholesale — 0.3%
Copart, Inc. (a) (b)	865	110,071
Fastenal Co. (a)	2,396	116,997
LKQ Corp. (a) (b)	1,202	42,359
Pool Corp. (a)	170	63,325
W.W. Grainger, Inc. (a)	183	74,726
		407,478
Entertainment — 0.0%
Live Nation Entertainment, Inc. (a) (b)	620	45,558
Home Builders — 0.2%
D.R. Horton, Inc. (a)	1,365	94,076
Lennar Corp. Class A (a)	1,181	90,028
NVR, Inc. (a) (b)	15	61,198
PulteGroup, Inc. (a)	1,153	49,717
		295,019
Home Furnishing — 0.1%
Leggett & Platt, Inc. (a)	541	23,966
Whirlpool Corp. (a)	258	46,567
		70,533
Housewares — 0.0%
Newell Brands, Inc. (a)	1,635	34,711
Leisure Time — 0.1%
Carnival Corp. (a)	3,230	69,962
Norwegian Cruise Line Holdings Ltd. (a) (b)	1,367	34,763
Royal Caribbean Cruises Ltd. (a)	817	61,021
		165,746
Lodging — 0.3%
Hilton Worldwide Holdings, Inc. (a)	1,209	134,513
Las Vegas Sands Corp. (a)	1,384	82,486
Marriott International, Inc. Class A (a)	1,122	148,014
MGM Resorts International (a)	1,833	57,758
Wynn Resorts Ltd. (a)	437	49,307
		472,078

	Number of Shares	Value
Retail — 5.0%
Advance Auto Parts, Inc. (a)	302	$47,568
AutoZone, Inc. (a) (b)	101	119,729
Best Buy Co., Inc. (a)	997	99,491
CarMax, Inc. (a) (b)	672	63,477
Chipotle Mexican Grill, Inc. (a) (b)	118	163,632
Costco Wholesale Corp. (a)	1,885	710,230
Darden Restaurants, Inc. (a)	560	66,707
Dollar General Corp. (a)	1,038	218,291
Dollar Tree, Inc. (a) (b)	1,019	110,093
Domino’s Pizza, Inc. (a)	171	65,572
The Gap, Inc.	999	20,170
Genuine Parts Co. (a)	611	61,363
The Home Depot, Inc. (a)	4,609	1,224,243
L Brands, Inc. (a)	1,040	38,678
Lowe’s Cos., Inc. (a)	3,126	501,754
McDonald’s Corp. (a)	3,190	684,510
O’Reilly Automotive, Inc. (a) (b)	314	142,107
Ross Stores, Inc. (a)	1,550	190,356
Starbucks Corp. (a)	5,019	536,933
Target Corp. (a)	2,136	377,068
Tiffany & Co. (a)	453	59,547
The TJX Cos., Inc. (a)	5,111	349,030
Tractor Supply Co. (a)	504	70,852
Ulta Beauty, Inc. (a) (b)	251	72,077
Walgreens Boots Alliance, Inc. (a)	3,039	121,195
Walmart, Inc. (a)	5,941	856,395
Yum! Brands, Inc. (a)	1,270	137,871
		7,108,939
Textiles — 0.0%
Mohawk Industries, Inc. (a) (b)	259	36,506
Toys, Games & Hobbies — 0.0%
Hasbro, Inc. (a)	563	52,663
		13,183,699
Consumer, Non-cyclical — 19.8%
Agriculture — 0.7%
Altria Group, Inc. (a)	7,867	322,547
Archer-Daniels-Midland Co. (a)	2,461	124,059
Philip Morris International, Inc. (a)	6,646	550,222
		996,828
Beverages — 1.5%
Brown-Forman Corp. Class B (a)	790	62,750
The Coca-Cola Co. (a)	16,541	907,108
Constellation Brands, Inc. Class A (a)	733	160,564
Molson Coors Beverage Co. Class B (a)	811	36,649
Monster Beverage Corp. (a) (b)	1,639	151,575

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PepsiCo, Inc. (a)	5,913	$876,898
		2,195,544
Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc. (a) (b)	957	149,522
Amgen, Inc. (a)	2,493	573,191
Bio-Rad Laboratories, Inc. Class A (a) (b)	93	54,213
Biogen, Inc. (a) (b)	672	164,546
Corteva, Inc. (a)	3,253	125,956
Gilead Sciences, Inc. (a)	5,366	312,623
Illumina, Inc. (a) (b)	622	230,140
Incyte Corp. (a) (b)	790	68,714
Regeneron Pharmaceuticals, Inc. (a) (b)	448	216,433
Vertex Pharmaceuticals, Inc. (a) (b)	1,105	261,156
		2,156,494
Commercial Services — 2.3%
Automatic Data Processing, Inc. (a)	1,828	322,094
Cintas Corp. (a)	368	130,073
Equifax, Inc. (a)	511	98,541
FleetCor Technologies, Inc. (a) (b)	369	100,674
Gartner, Inc. (a) (b)	398	63,756
Global Payments, Inc. (a)	1,272	274,014
IHS Markit Ltd. (a)	1,639	147,231
MarketAxess Holdings, Inc. (a)	165	94,142
Moody’s Corp. (a)	703	204,039
Nielsen Holdings PLC (a)	1,534	32,015
PayPal Holdings, Inc. (a) (b)	5,021	1,175,918
Quanta Services, Inc. (a)	556	40,043
Robert Half International, Inc.	489	30,553
Rollins, Inc. (a)	946	36,960
S&P Global, Inc. (a)	1,027	337,606
United Rentals, Inc. (a) (b)	319	73,979
Verisk Analytics, Inc. (a)	720	149,465
		3,311,103
Cosmetics & Personal Care — 1.4%
Colgate-Palmolive Co. (a)	3,743	320,064
The Estee Lauder Cos., Inc. Class A (a)	964	256,607
The Procter & Gamble Co. (a)	10,627	1,478,641
		2,055,312
Foods — 1.1%
Campbell Soup Co. (a)	877	42,403
Conagra Brands, Inc. (a)	2,155	78,140
General Mills, Inc. (a)	2,630	154,644
The Hershey Co. (a)	632	96,273
Hormel Foods Corp. (a)	1,112	51,830
The J.M. Smucker Co. (a)	459	53,060

	Number of Shares	Value
Kellogg Co. (a)	1,041	$64,782
The Kraft Heinz Co. (a)	2,914	100,999
The Kroger Co. (a)	3,274	103,982
Lamb Weston Holdings, Inc. (a)	655	51,575
McCormick & Co., Inc. (a)	1,106	105,734
Mondelez International, Inc. Class A (a)	6,210	363,099
Sysco Corp. (a)	2,224	165,154
Tyson Foods, Inc. Class A (a)	1,227	79,068
		1,510,743
Health Care – Products — 3.7%
Abbott Laboratories (a)	7,590	831,029
ABIOMED, Inc. (a) (b)	195	63,219
Baxter International, Inc. (a)	2,229	178,855
Boston Scientific Corp. (a) (b)	6,067	218,109
The Cooper Cos., Inc. (a)	217	78,840
Danaher Corp. (a)	2,705	600,889
Edwards Lifesciences Corp. (a) (b)	2,649	241,668
Hologic, Inc. (a) (b)	1,134	82,589
IDEXX Laboratories, Inc. (a) (b)	372	185,952
Intuitive Surgical, Inc. (a) (b)	501	409,868
Medtronic PLC (a)	5,757	674,375
ResMed, Inc. (a)	632	134,338
Steris PLC (a)	350	66,339
Stryker Corp. (a)	1,393	341,341
Teleflex, Inc. (a)	205	84,372
Thermo Fisher Scientific, Inc. (a)	1,695	789,497
Varian Medical Systems, Inc. (a) (b)	404	70,704
West Pharmaceutical Services, Inc. (a)	309	87,543
Zimmer Biomet Holdings, Inc. (a)	900	138,681
		5,278,208
Health Care – Services — 2.0%
Anthem, Inc. (a)	1,062	340,997
Catalent, Inc. (a) (b)	716	74,514
Centene Corp. (a) (b)	2,462	147,794
DaVita, Inc. (a) (b)	317	37,216
HCA Healthcare, Inc. (a)	1,123	184,689
Humana, Inc. (a)	563	230,982
IQVIA Holdings, Inc. (a) (b)	839	150,324
Laboratory Corp. of America Holdings (a) (b)	423	86,102
Quest Diagnostics, Inc. (a)	585	69,714
UnitedHealth Group, Inc. (a)	4,068	1,426,566
Universal Health Services, Inc. Class B (a)	333	45,787
		2,794,685
Household Products & Wares — 0.3%
Avery Dennison Corp. (a)	363	56,305

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Church & Dwight Co., Inc. (a)	1,088	$94,906
The Clorox Co. (a)	522	105,402
Kimberly-Clark Corp. (a)	1,482	199,818
		456,431
Pharmaceuticals — 5.3%
AbbVie, Inc. (a)	7,566	810,697
Align Technology, Inc. (a) (b)	305	162,986
AmerisourceBergen Corp. (a)	619	60,513
Becton Dickinson and Co. (a)	1,239	310,023
Bristol-Myers Squibb Co. (a)	9,666	599,582
Cardinal Health, Inc. (a)	1,319	70,646
Cigna Corp. (a)	1,541	320,805
CVS Health Corp. (a)	5,598	382,343
Dentsply Sirona, Inc. (a)	956	50,056
DexCom, Inc. (a) (b)	409	151,215
Eli Lilly and Co. (a)	3,400	574,056
Henry Schein, Inc. (a) (b)	660	44,128
Johnson & Johnson (a)	11,291	1,776,978
McKesson Corp. (a)	678	117,918
Merck & Co., Inc. (a)	10,843	886,957
Perrigo Co. PLC (a)	645	28,844
Pfizer, Inc. (a)	23,820	876,814
Viatris, Inc. (a) (b)	5,086	95,312
Zoetis, Inc. (a)	2,025	335,138
		7,655,011
		28,410,359
Energy — 2.1%
Oil & Gas — 1.7%
Apache Corp. (a)	1,625	23,059
Cabot Oil & Gas Corp. (a)	1,649	26,846
Chevron Corp. (a)	8,229	694,939
Concho Resources, Inc. (a)	876	51,115
ConocoPhillips (a)	4,643	185,673
Devon Energy Corp. (a)	1,623	25,660
Diamondback Energy, Inc. (a)	723	34,993
EOG Resources, Inc. (a)	2,532	126,271
Exxon Mobil Corp. (a)	18,080	745,257
Hess Corp. (a)	1,130	59,653
HollyFrontier Corp. (a)	570	14,734
Marathon Oil Corp.	3,114	20,770
Marathon Petroleum Corp. (a)	2,752	113,823
Occidental Petroleum Corp. (a)	3,622	62,697
Phillips 66 (a)	1,894	132,466
Pioneer Natural Resources Co. (a)	685	78,015
Valero Energy Corp. (a)	1,775	100,412
		2,496,383

	Number of Shares	Value
Oil & Gas Services — 0.2%
Baker Hughes Co. (a)	2,922	$60,924
Halliburton Co. (a)	3,865	73,049
Nov, Inc. (a)	1,740	23,890
Schlumberger NV (a)	5,978	130,500
TechnipFMC PLC (a)	2,016	18,950
		307,313
Pipelines — 0.2%
Kinder Morgan, Inc. (a)	8,186	111,903
ONEOK, Inc. (a)	1,870	71,770
The Williams Cos., Inc. (a)	5,285	105,964
		289,637
		3,093,333
Financial — 13.7%
Banks — 4.5%
Bank of America Corp. (a)	32,535	986,136
The Bank of New York Mellon Corp. (a)	3,539	150,195
Citigroup, Inc. (a)	8,897	548,589
Citizens Financial Group, Inc. (a)	1,866	66,728
Comerica, Inc. (a)	544	30,388
Fifth Third Bancorp (a)	3,055	84,226
First Republic Bank (a)	756	111,079
The Goldman Sachs Group, Inc. (a)	1,468	387,126
Huntington Bancshares, Inc. (a)	4,334	54,738
JP Morgan Chase & Co. (a)	13,059	1,659,407
KeyCorp (a)	4,230	69,414
M&T Bank Corp. (a)	512	65,178
Morgan Stanley (a)	6,108	418,581
Northern Trust Corp. (a)	922	85,875
The PNC Financial Services Group, Inc. (a)	1,852	275,948
Regions Financial Corp. (a)	4,120	66,414
State Street Corp. (a)	1,540	112,081
SVB Financial Group (a) (b)	225	87,262
Truist Financial Corp. (a)	5,705	273,441
US Bancorp (a)	5,984	278,795
Wells Fargo & Co. (a)	17,670	533,281
Zions Bancorp NA (a)	742	32,233
		6,377,115
Diversified Financial Services — 3.8%
American Express Co. (a)	2,774	335,404
Ameriprise Financial, Inc. (a)	510	99,108
BlackRock, Inc. (a)	606	437,253
Capital One Financial Corp. (a)	2,001	197,799
Cboe Global Markets, Inc. (a)	465	43,301
The Charles Schwab Corp. (a)	6,383	338,554
CME Group, Inc. (a)	1,535	279,447

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Discover Financial Services (a)	1,339	$121,220
Franklin Resources, Inc. (a)	1,127	28,164
Intercontinental Exchange, Inc. (a)	2,396	276,235
Invesco Ltd. (a)	1,776	30,956
Mastercard, Inc. Class A (a)	3,769	1,345,307
Nasdaq, Inc. (a)	492	65,308
Raymond James Financial, Inc. (a)	534	51,088
Synchrony Financial (a)	2,291	79,520
T. Rowe Price Group, Inc. (a)	958	145,032
Visa, Inc. Class A (a)	7,269	1,589,948
The Western Union Co. (a)	1,764	38,702
		5,502,346
Insurance — 3.1%
Aflac, Inc. (a)	2,889	128,474
The Allstate Corp. (a)	1,319	144,998
American International Group, Inc. (a)	3,621	137,091
Aon PLC Class A (a)	997	210,636
Arthur J Gallagher & Co. (a)	792	97,978
Assurant, Inc. (a)	240	32,693
Berkshire Hathaway, Inc. Class B (a) (b)	8,351	1,936,347
Chubb Ltd. (a)	1,971	303,376
Cincinnati Financial Corp. (a)	644	56,266
Everest Re Group Ltd. (a)	169	39,561
Globe Life, Inc. (a)	441	41,877
The Hartford Financial Services Group, Inc. (a)	1,546	75,723
Lincoln National Corp. (a)	720	36,223
Loews Corp. (a)	993	44,705
Marsh & McLennan Cos., Inc. (a)	2,154	252,018
MetLife, Inc. (a)	3,180	149,301
Principal Financial Group, Inc. (a)	1,011	50,156
The Progressive Corp. (a)	2,498	247,002
Prudential Financial, Inc. (a)	1,725	134,671
The Travelers Cos., Inc. (a)	1,100	154,407
Unum Group	818	18,765
W.R. Berkley Corp. (a)	571	37,926
Willis Towers Watson PLC (a)	564	118,824
		4,449,018
Real Estate — 0.1%
CBRE Group, Inc. Class A (a) (b)	1,391	87,244
Real Estate Investment Trusts (REITS) — 2.2%
Alexandria Real Estate Equities, Inc. (a)	503	89,645
American Tower Corp. (a)	1,897	425,801
AvalonBay Communities, Inc. (a)	604	96,900
Boston Properties, Inc. (a)	593	56,056
Crown Castle International Corp. (a)	1,838	292,591

	Number of Shares	Value
Digital Realty Trust, Inc. (a)	1,224	$170,760
Duke Realty Corp. (a)	1,584	63,312
Equinix, Inc. (a)	389	277,816
Equity Residential (a)	1,415	83,881
Essex Property Trust, Inc. (a)	290	68,852
Extra Space Storage, Inc. (a)	558	64,650
Federal Realty Investment Trust (a)	313	26,643
Healthpeak Properties, Inc. (a)	2,180	65,901
Host Hotels & Resorts, Inc. (a)	3,039	44,461
Iron Mountain, Inc. (c)	1,189	35,052
Kimco Realty Corp. (a)	1,680	25,217
Mid-America Apartment Communities, Inc. (a)	487	61,698
Prologis, Inc. (a)	3,147	313,630
Public Storage (a)	641	148,026
Realty Income Corp. (a)	1,519	94,436
Regency Centers Corp. (a)	732	33,372
SBA Communications Corp. (a)	489	137,962
Simon Property Group, Inc. (a)	1,389	118,454
SL Green Realty Corp. (a)	335	19,959
UDR, Inc. (a)	1,165	44,771
Ventas, Inc. (a)	1,627	79,788
Vornado Realty Trust (a)	718	26,810
Welltower, Inc. (a)	1,820	117,608
Weyerhaeuser Co. (a)	3,246	108,838
		3,192,890
Savings & Loans — 0.0%
People’s United Financial, Inc. (a)	1,553	20,080
		19,628,693
Industrial — 7.8%
Aerospace & Defense — 1.5%
The Boeing Co. (a)	2,271	486,130
General Dynamics Corp. (a)	1,013	150,755
Howmet Aerospace, Inc. (a)	1,688	48,176
L3 Harris Technologies, Inc. (a)	917	173,331
Lockheed Martin Corp. (a)	1,050	372,729
Northrop Grumman Corp. (a)	658	200,506
Raytheon Technologies Corp. (a)	6,473	462,884
Teledyne Technologies, Inc. (a) (b)	159	62,325
TransDigm Group, Inc. (a) (b)	239	147,905
		2,104,741
Building Materials — 0.4%
Carrier Global Corp. (a)	3,572	134,736
Fortune Brands Home & Security, Inc.	596	51,089
Johnson Controls International PLC (a)	3,175	147,923
Martin Marietta Materials, Inc. (a)	268	76,104
Masco Corp. (a)	1,136	62,401

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vulcan Materials Co. (a)	591	$87,651
		559,904
Electrical Components & Equipment — 0.2%
AMETEK, Inc. (a)	934	112,958
Emerson Electric Co. (a)	2,609	209,685
		322,643
Electronics — 1.4%
Agilent Technologies, Inc. (a)	1,342	159,014
Allegion PLC (a)	387	45,039
Amphenol Corp. Class A (a)	1,318	172,355
FLIR Systems, Inc. (a)	538	23,581
Fortive Corp. (a)	1,453	102,901
Garmin Ltd. (a)	652	78,018
Honeywell International, Inc. (a)	2,979	633,633
Keysight Technologies, Inc. (a) (b)	773	102,106
Mettler-Toledo International, Inc. (a) (b)	104	118,527
PerkinElmer, Inc. (a)	468	67,158
Roper Technologies, Inc. (a)	458	197,439
TE Connectivity Ltd. (a)	1,379	166,955
Vontier Corp. (b)	573	19,138
Waters Corp. (a) (b)	271	67,051
		1,952,915
Engineering & Construction — 0.0%
Jacobs Engineering Group, Inc. (a)	584	63,633
Environmental Controls — 0.2%
Pentair PLC (a)	699	37,110
Republic Services, Inc. (a)	872	83,974
Waste Management, Inc. (a)	1,697	200,127
		321,211
Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	227	38,849
Stanley Black & Decker, Inc. (a)	674	120,349
		159,198
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc. (a)	2,320	422,286
Machinery – Diversified — 0.7%
Deere & Co. (a)	1,335	359,182
Dover Corp. (a)	640	80,800
Flowserve Corp. (a)	534	19,678
IDEX Corp. (a)	330	65,736
Ingersoll Rand, Inc. (a) (b)	1,604	73,078
Otis Worldwide Corp. (a)	1,713	115,713
Rockwell Automation, Inc. (a)	504	126,408
Westinghouse Air Brake Technologies Corp. (a)	764	55,925

	Number of Shares	Value
Xylem, Inc. (a)	783	$79,702
		976,222
Miscellaneous – Manufacturing — 1.2%
3M Co. (a)	2,455	429,110
A.O. Smith Corp. (a)	560	30,699
Eaton Corp. PLC (a)	1,737	208,683
General Electric Co. (a)	37,354	403,423
Illinois Tool Works, Inc. (a)	1,264	257,705
Parker-Hannifin Corp. (a)	559	152,277
Textron, Inc. (a)	990	47,847
Trane Technologies PLC (a)	1,052	152,708
		1,682,452
Packaging & Containers — 0.2%
Amcor PLC (a)	6,862	80,766
Ball Corp. (a)	1,428	133,061
Packaging Corp. of America (a)	412	56,819
Sealed Air Corp. (a)	671	30,725
WestRock Co. (a)	1,141	49,667
		351,038
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. (a)	173	29,493
Transportation — 1.6%
C.H. Robinson Worldwide, Inc. (a)	598	56,134
CSX Corp. (a)	3,239	293,939
Expeditors International of Washington, Inc. (a)	741	70,477
FedEx Corp. (a)	1,028	266,889
J.B. Hunt Transport Services, Inc. (a)	372	50,834
Kansas City Southern (a)	399	81,448
Norfolk Southern Corp. (a)	1,074	255,193
Old Dominion Freight Line, Inc. (a)	436	85,098
Union Pacific Corp. (a)	2,882	600,090
United Parcel Service, Inc. Class B (a)	3,059	515,136
		2,275,238
		11,220,974
Technology — 21.9%
Computers — 7.7%
Accenture PLC Class A (a)	2,712	708,401
Apple, Inc. (a)	68,532	9,093,511
Cognizant Technology Solutions Corp. Class A (a)	2,329	190,861
DXC Technology Co. (a)	1,085	27,939
Fortinet, Inc. (a) (b)	596	88,524
Hewlett Packard Enterprise Co. (a)	5,769	68,363
HP, Inc. (a)	5,971	146,827
International Business Machines Corp. (a)	3,809	479,477
Leidos Holdings, Inc. (a)	588	61,810

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NetApp, Inc. (a)	961	$63,657
Seagate Technology PLC (a)	970	60,295
Western Digital Corp. (a)	1,266	70,124
		11,059,789
Office & Business Equipment — 0.1%
Xerox Holdings Corp. (a)	681	15,793
Zebra Technologies Corp. Class A (a) (b)	231	88,780
		104,573
Semiconductors — 4.8%
Advanced Micro Devices, Inc. (a) (b)	5,150	472,307
Analog Devices, Inc. (a)	1,607	237,402
Applied Materials, Inc. (a)	3,896	336,225
Broadcom, Inc. (a)	1,734	759,232
Intel Corp. (a)	17,570	875,337
IPG Photonics Corp. (a) (b)	153	34,240
KLA Corp. (a)	656	169,845
Lam Research Corp. (a)	615	290,446
Maxim Integrated Products, Inc. (a)	1,188	105,316
Microchip Technology, Inc. (a)	1,109	153,164
Micron Technology, Inc. (b)	4,756	357,556
NVIDIA Corp. (a)	2,654	1,385,919
Qorvo, Inc. (a) (b)	476	79,145
QUALCOMM, Inc. (a)	4,847	738,392
Skyworks Solutions, Inc. (a)	718	109,768
Teradyne, Inc. (a)	689	82,604
Texas Instruments, Inc. (a)	3,933	645,523
Xilinx, Inc. (a)	1,068	151,410
		6,983,831
Software — 9.3%
Activision Blizzard, Inc. (a)	3,297	306,126
Adobe, Inc. (a) (b)	2,054	1,027,246
Akamai Technologies, Inc. (a) (b)	725	76,118
ANSYS, Inc. (a) (b)	373	135,697
Autodesk, Inc. (a) (b)	936	285,798
Broadridge Financial Solutions, Inc. (a)	478	73,230
Cadence Design Systems, Inc. (a) (b)	1,169	159,487
Cerner Corp. (a)	1,327	104,143
Citrix Systems, Inc. (a)	516	67,132
Electronic Arts, Inc. (a)	1,268	182,085
Fidelity National Information Services, Inc. (a)	2,647	374,445
Fiserv, Inc. (a) (b)	2,461	280,209
Intuit, Inc. (a)	1,120	425,432
Jack Henry & Associates, Inc. (a)	337	54,591

	Number of Shares	Value
Microsoft Corp. (a)	32,425	$7,211,968
MSCI, Inc. (a)	353	157,625
Oracle Corp. (a)	8,123	525,477
Paychex, Inc. (a)	1,422	132,502
Paycom Software, Inc. (a) (b)	215	97,234
salesforce.com, Inc. (a) (b)	3,919	872,095
ServiceNow, Inc. (a) (b)	834	459,059
Synopsys, Inc. (a) (b)	662	171,617
Take-Two Interactive Software, Inc. (a) (b)	485	100,778
Tyler Technologies, Inc. (a) (b)	170	74,208
		13,354,302
		31,502,495
Utilities — 2.6%
Electric — 2.4%
AES Corp. (a)	2,771	65,119
Alliant Energy Corp. (a)	936	48,232
Ameren Corp. (a)	1,083	84,539
American Electric Power Co., Inc. (a)	2,161	179,946
CenterPoint Energy, Inc.	2,318	50,162
CMS Energy Corp. (a)	1,103	67,294
Consolidated Edison, Inc. (a)	1,468	106,092
Dominion Energy, Inc. (a)	3,565	268,088
DTE Energy Co. (a)	839	101,863
Duke Energy Corp. (a)	3,217	294,549
Edison International (a)	1,644	103,276
Entergy Corp. (a)	835	83,366
Evergy, Inc.	1,020	56,620
Eversource Energy (a)	1,516	131,149
Exelon Corp. (a)	4,256	179,688
FirstEnergy Corp. (a)	2,258	69,117
NextEra Energy, Inc. (a)	8,361	645,051
NRG Energy, Inc. (a)	1,052	39,503
Pinnacle West Capital Corp. (a)	482	38,536
PPL Corp. (a)	3,363	94,837
Public Service Enterprise Group, Inc. (a)	2,198	128,143
Sempra Energy (a)	1,258	160,282
The Southern Co. (a)	4,432	272,258
WEC Energy Group, Inc. (a)	1,361	125,253
Xcel Energy, Inc. (a)	2,158	143,874
		3,536,837
Gas — 0.1%
Atmos Energy Corp. (a)	570	54,395
NiSource, Inc. (a)	1,756	40,283
		94,678

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.1%
American Water Works Co., Inc. (a)	788	$120,934
		3,752,449

TOTAL COMMON STOCK (Cost $80,872,088)		135,753,669

TOTAL EQUITIES (Cost $80,872,088)		135,753,669
	Principal Amount
BONDS & NOTES — 0.0%
CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. 5.000% 8/01/49 (d) (e)	$359,000	—

TOTAL CORPORATE DEBT (Cost $0)		—

TOTAL BONDS & NOTES (Cost $0)		—
	Number of Shares
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (f)	33,892	33,892

TOTAL MUTUAL FUNDS (Cost $33,892)		33,892

TOTAL PURCHASED OPTIONS (#) — 0.6% (Cost $1,520,634)		838,968

TOTAL LONG-TERM INVESTMENTS (Cost $82,426,614)		136,626,529

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (g)	$2,709,183	$2,709,183

TOTAL SHORT-TERM INVESTMENTS (Cost $2,709,183)		2,709,183

TOTAL INVESTMENTS — 97.0% (Cost $85,135,797) (h)		139,335,712

Other Assets/(Liabilities) — 3.0%		4,259,624

NET ASSETS — 100.0%		$143,595,336

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	A portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(b)	Non-income producing security.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $46,787 or 0.03% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $13,874 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $2,709,183. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,763,382.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

(#) Exchange-Traded Options Purchased

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
S&P 500 Index	2/19/21	3,175.00	56	USD	17,780,000	$77,280	$323,372	$(246,092)
S&P 500 Index	2/19/21	3,200.00	36	USD	11,520,000	60,732	233,903	(173,171)
S&P 500 Index	2/19/21	3,250.00	36	USD	11,700,000	65,880	145,170	(79,290)
S&P 500 Index	2/19/21	3,350.00	36	USD	12,060,000	89,280	135,414	(46,134)
S&P 500 Index	3/19/21	3,250.00	36	USD	11,700,000	132,876	199,098	(66,222)
S&P 500 Index	3/19/21	3,300.00	56	USD	18,480,000	248,640	317,380	(68,740)
S&P 500 Index	3/19/21	3,325.00	37	USD	12,302,500	164,280	166,297	(2,017)
						$838,968	$1,520,634	$(681,666)

Exchange-Traded Options Written

Description	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
S&P 500 Index	1/15/21	3,600.00	40	USD	14,400,000	$(665,480)	$(401,820)	$(263,660)
S&P 500 Index	1/15/21	3,650.00	40	USD	14,600,000	(528,000)	(466,780)	(61,220)
S&P 500 Index	1/15/21	3,700.00	40	USD	14,800,000	(355,560)	(250,300)	(105,260)
S&P 500 Index	1/15/21	3,750.00	40	USD	15,000,000	(210,400)	(208,700)	(1,700)
S&P 500 Index	1/29/21	3,750.00	40	USD	15,000,000	(302,600)	(245,100)	(57,500)
S&P 500 Index	2/19/21	3,600.00	40	USD	14,400,000	(763,080)	(525,660)	(237,420)
S&P 500 Index	2/19/21	3,625.00	40	USD	14,500,000	(733,840)	(634,460)	(99,380)
S&P 500 Index	2/19/21	3,725.00	40	USD	14,900,000	(460,240)	(439,940)	(20,300)
S&P 500 Index	3/19/21	3,800.00	40	USD	15,200,000	(404,000)	(373,700)	(30,300)
						$(4,423,200)	$(3,546,460)	$(876,740)

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund — Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 98.3%
COMMON STOCK — 97.7%
Basic Materials — 0.7%
Chemicals — 0.3%
RPM International, Inc.	22,000	$1,997,160
Mining — 0.4%
Kirkland Lake Gold Ltd. (a)	49,000	2,022,230
		4,019,390
Communications — 5.9%
Internet — 5.3%
Airbnb, Inc.Class A (b)	1,828	268,350
CDW Corp.	52,842	6,964,047
DoorDash, Inc. Class A (b)	1,487	212,269
DoorDash, Inc., Lockup Shares (Acquired 6/17/20, Cost $142,309) (b) (c) (d)	3,100	420,399
Etsy, Inc. (b)	32,650	5,808,762
Farfetch Ltd. Class A (b)	22,000	1,403,820
IAC/InterActiveCorp (b)	14,282	2,704,297
Match Group, Inc. (b)	53,000	8,013,070
Spotify Technology SA (b)	11,000	3,461,260
		29,256,274
Telecommunications — 0.6%
Corning, Inc.	85,000	3,060,000
		32,316,274
Consumer, Cyclical — 13.2%
Airlines — 0.3%
Alaska Air Group, Inc.	32,000	1,664,000
Apparel — 0.3%
VF Corp.	22,000	1,879,020
Auto Parts & Equipment — 0.9%
Aptiv PLC	37,000	4,820,730
Entertainment — 1.3%
DraftKings, Inc. Class A (a) (b)	23,000	1,070,880
Vail Resorts, Inc.	20,856	5,817,990
		6,888,870
Food Services — 0.6%
Aramark	90,734	3,491,444
Lodging — 1.8%
Hilton Worldwide Holdings, Inc.	42,000	4,672,920
Marriott International, Inc. Class A	16,000	2,110,720
MGM Resorts International	108,000	3,403,080
		10,186,720
Retail — 8.0%
Burlington Stores, Inc. (b)	46,573	12,181,168
Casey’s General Stores, Inc.	25,000	4,465,500
Chipotle Mexican Grill, Inc. (b)	2,400	3,328,104

	Number of Shares	Value
Dollar General Corp.	24,000	$5,047,200
Dollar Tree, Inc. (b)	35,000	3,781,400
Domino’s Pizza, Inc.	15,380	5,897,615
Five Below, Inc. (b)	7,000	1,224,860
Freshpet, Inc. (b)	11,178	1,587,164
JAND, Inc., Class A (Acquired 11/19/20, Cost $21,141) (b) (c) (d) (e)	860	21,096
Lululemon Athletica, Inc. (b)	2,000	696,060
O’Reilly Automotive, Inc. (b)	8,000	3,620,560
Ross Stores, Inc.	19,000	2,333,390
		44,184,117
		73,114,901
Consumer, Non-cyclical — 32.5%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (b)	600	596,574
Biotechnology — 4.8%
Abcam PLC (a) (b)	35,810	771,705
ACADIA Pharmaceuticals, Inc. (b)	4,000	213,840
Alnylam Pharmaceuticals, Inc. (b)	14,000	1,819,580
Argenx SE ADR (b)	8,000	2,352,720
Ascendis Pharma A/S ADR (b)	5,000	833,900
Exact Sciences Corp. (a) (b)	17,522	2,321,490
Exelixis, Inc. (b)	12,990	260,709
Incyte Corp. (b)	92,848	8,075,919
Ionis Pharmaceuticals, Inc. (b)	41,000	2,318,140
Seagen, Inc. (b)	38,484	6,740,088
Ultragenyx Pharmaceutical, Inc. (b)	8,000	1,107,440
		26,815,531
Commercial Services — 9.6%
Avalara, Inc. (b)	17,723	2,922,345
Bright Horizons Family Solutions, Inc. (b)	19,821	3,428,835
CoStar Group, Inc. (b)	5,000	4,621,400
Dun & Bradstreet Holdings, Inc. (b)	43,000	1,070,700
Equifax, Inc.	21,000	4,049,640
FleetCor Technologies, Inc. (b)	16,000	4,365,280
Global Payments, Inc.	7,000	1,507,940
IHS Markit Ltd.	27,000	2,425,410
MarketAxess Holdings, Inc.	10,466	5,971,481
Multiplan Corp. (a) (b)	171,000	1,366,290
Terminix Global Holdings, Inc. (b)	80,000	4,080,800
TransUnion	110,683	10,981,967
Verisk Analytics, Inc.	23,000	4,774,570
Wework Companies, Inc., Class A (Acquired 5/26/15, Cost $108,169) (b) (c) (d) (e)	4,132	—
WEX, Inc. (b)	8,000	1,628,240
		53,194,898

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 0.4%
Sprouts Farmers Market, Inc. (b)	19,000	$381,900
TreeHouse Foods, Inc. (b)	41,000	1,742,090
		2,123,990
Health Care – Products — 11.1%
ABIOMED, Inc. (b)	12,500	4,052,500
Alcon, Inc. (b)	35,000	2,309,300
Align Technology, Inc. (b)	3,500	1,870,330
Avantor, Inc. (b)	158,000	4,447,700
Bruker Corp.	105,000	5,683,650
The Cooper Cos., Inc.	17,000	6,176,440
Dentsply Sirona, Inc.	20,000	1,047,200
Hologic, Inc. (b)	146,000	10,633,180
ICU Medical, Inc. (b)	9,000	1,930,410
IDEXX Laboratories, Inc. (b)	13,172	6,584,288
Penumbra, Inc. (b)	18,640	3,262,000
Quidel Corp. (b)	8,000	1,437,200
Teleflex, Inc.	23,000	9,466,110
West Pharmaceutical Services, Inc.	8,000	2,266,480
		61,166,788
Health Care – Services — 3.4%
Acadia Healthcare Co., Inc. (a) (b)	52,000	2,613,520
Catalent, Inc. (b)	85,000	8,845,950
ICON PLC (b)	25,123	4,898,483
Molina Healthcare, Inc. (b)	6,000	1,276,080
PPD, Inc. (b)	31,000	1,060,820
		18,694,853
Household Products & Wares — 0.8%
Avery Dennison Corp.	22,000	3,412,420
Reynolds Consumer Products, Inc.	44,000	1,321,760
		4,734,180
Pharmaceuticals — 2.3%
Alkermes PLC (b)	82,000	1,635,900
Elanco Animal Health, Inc. (b)	93,000	2,852,310
Neurocrine Biosciences, Inc. (b)	16,000	1,533,600
Perrigo Co. PLC	55,000	2,459,600
PRA Health Sciences, Inc. (b)	32,000	4,014,080
		12,495,490
		179,822,304
Diversified — 0.2%
Holding Company – Diversified — 0.2%
Pershing Square Tontine Holdings Ltd. Class A (b)	42,000	1,164,240
Energy — 0.6%
Energy – Alternate Sources — 0.4%
Array Technologies, Inc. (b)	50,000	2,157,000

	Number of Shares	Value
Oil & Gas — 0.2%
Venture Global LNG, Inc., Series B (Acquired 3/08/18, Cost $63,420) (b) (c) (d) (e)	21	$116,871
Venture Global LNG, Inc., Series C (Acquired 10/16/17-3/08/18, Cost $530,257) (b) (c) (d) (e)	144	801,402
		918,273
		3,075,273
Financial — 5.5%
Banks — 0.3%
Webster Financial Corp.	43,000	1,812,450
Diversified Financial Services — 3.4%
Cboe Global Markets, Inc.	38,360	3,572,083
Hamilton Lane, Inc. Class A	73,969	5,773,281
Raymond James Financial, Inc.	14,000	1,339,380
Social Finance, Inc. (Acquired 12/30/20, Cost $813,666) (b) (c) (d) (e)	44,149	813,666
Tradeweb Markets, Inc. Class A	116,811	7,294,847
		18,793,257
Insurance — 1.2%
Assurant, Inc.	22,000	2,996,840
Axis Capital Holdings Ltd.	39,000	1,965,210
GoHealth, Inc. Class A (b)	32,000	437,120
Kemper Corp.	13,000	998,790
Selectquote, Inc. (a) (b)	20,000	415,000
		6,812,960
Private Equity — 0.6%
KKR & Co., Inc.	74,000	2,996,260
		30,414,927
Industrial — 16.9%
Aerospace & Defense — 0.5%
Hexcel Corp.	62,667	3,038,723
Building Materials — 1.0%
Fortune Brands Home & Security, Inc.	48,069	4,120,475
Martin Marietta Materials, Inc.	4,000	1,135,880
		5,256,355
Electronics — 5.3%
Agilent Technologies, Inc.	65,000	7,701,850
Amphenol Corp. Class A	14,000	1,830,780
Fortive Corp.	50,000	3,541,000
Keysight Technologies, Inc. (b)	43,000	5,679,870
Mettler-Toledo International, Inc. (b)	3,812	4,344,460
National Instruments Corp.	67,000	2,943,980
Roper Technologies, Inc.	8,000	3,448,720
		29,490,660

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.3%
Waste Connections, Inc.	16,000	$1,641,120
Hand & Machine Tools — 0.6%
Colfax Corp. (b)	87,000	3,326,880
Machinery – Construction & Mining — 1.5%
BWX Technologies, Inc.	134,573	8,112,060
Machinery – Diversified — 2.4%
Cognex Corp.	13,000	1,043,705
IDEX Corp.	27,000	5,378,400
Ingersoll Rand, Inc. (b)	150,000	6,834,000
		13,256,105
Miscellaneous – Manufacturing — 1.1%
Textron, Inc.	130,000	6,282,900
Packaging & Containers — 2.4%
Ball Corp.	102,000	9,504,360
Packaging Corp. of America	10,000	1,379,100
Sealed Air Corp.	57,000	2,610,030
		13,493,490
Transportation — 1.8%
J.B. Hunt Transport Services, Inc.	70,828	9,678,646
		93,576,939
Technology — 21.2%
Computers — 0.6%
Crowdstrike Holdings, Inc. Class A (b)	10,000	2,118,200
Leidos Holdings, Inc.	11,000	1,156,320
		3,274,520
Semiconductors — 8.2%
Entegris, Inc.	33,000	3,171,300
Inphi Corp. (b)	11,000	1,765,170
KLA Corp.	33,822	8,756,854
Marvell Technology Group Ltd.	144,000	6,845,760
Maxim Integrated Products, Inc.	47,000	4,166,550
Microchip Technology, Inc.	60,000	8,286,600
Monolithic Power Systems, Inc.	8,131	2,977,816
Skyworks Solutions, Inc.	22,000	3,363,360
Teradyne, Inc.	31,575	3,785,527
Xilinx, Inc.	16,000	2,268,320
		45,387,257
Software — 12.4%
Atlassian Corp. PLC Class A (b)	14,000	3,274,180
Bentley Systems, Inc. Class A	7,000	283,570
Bill.com Holdings, Inc. (b)	7,000	955,500
Black Knight, Inc. (b)	40,000	3,534,000
Broadridge Financial Solutions, Inc.	11,000	1,685,200
Ceridian HCM Holding, Inc. (b)	42,000	4,475,520
Citrix Systems, Inc.	17,000	2,211,700
Clarivate PLC (a) (b)	166,000	4,931,860

	Number of Shares	Value
DocuSign, Inc. (b)	24,000	$5,335,200
Five9, Inc. (b)	5,000	872,000
Guidewire Software, Inc. (b)	41,416	5,331,482
Medallia, Inc. (a) (b)	128,875	4,281,228
nCino, Inc. (b)	5,000	362,050
Procore Technologies, Inc. (Acquired 7/15/20-12/09/20, Cost $145,684) (b) (c) (d) (e)	2,599	163,737
PTC, Inc. (b)	6,000	717,660
Splunk, Inc. (b)	19,000	3,227,910
SS&C Technologies Holdings, Inc	103,515	7,530,716
Take-Two Interactive Software, Inc. (b)	28,652	5,953,599
Tyler Technologies, Inc. (b)	7,391	3,226,319
Veeva Systems, Inc. Class A (b)	16,000	4,356,000
ZoomInfo Technologies, Inc. Class A (a) (b)	67,518	3,256,393
Zynga, Inc. Class A (b)	251,000	2,477,370
		68,443,194
		117,104,971
Utilities — 1.0%
Electric — 1.0%
Ameren Corp.	16,000	1,248,960
Eversource Energy	11,000	951,610
Sempra Energy	24,000	3,057,840
		5,258,410

TOTAL COMMON STOCK (Cost $359,532,687)		539,867,629

PREFERRED STOCK — 0.6%
Communications — 0.3%
Internet — 0.3%
Roofoods, Ltd., Series F (Acquired 9/12/17, Cost $677,088) (b) (c) (d) (e)	1,915	1,231,900
Roofoods, Ltd., Series G (Acquired 9/12/17, Cost $677,088) (b) (c) (d) (e)	50	32,165
		1,264,065
Consumer, Cyclical — 0.3%
Auto Manufacturers — 0.3%
Rivian Automotive, Inc., Series D (Acquired 12/23/19, Cost $900,713) (b) (c) (d) (e)	83,834	1,331,284
Rivian Automotive, Inc., Series E (Acquired 7/10/20, Cost $379,954) (b) (c) (d) (e)	24,529	389,521
		1,720,805

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 0.0%
JAND, Inc., Series AA (Acquired 11/19/20, Cost $43,758) (b) (c) (d) (e)	1,781	$43,689
JAND, Inc., Series B (Acquired 11/19/20, Cost $49) (b) (c) (d) (e)	2	49
		43,738
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Wework Companies, Inc., Series D-1 (Acquired 12/09/14, Cost $369,606) (b) (c) (d) (e)	22,197	—
Wework Companies, Inc., Series D-2 (Acquired 12/09/14, Cost $290,396) (b) (c) (d) (e)	17,440	—
		—
Technology — 0.0%
Software — 0.0%
Procore Technologies, Inc., Series B (Acquired 7/15/20, Cost $30,150) (b) (c) (d) (e)	670	42,210

TOTAL PREFERRED STOCK (Cost $2,712,659)		3,070,818

TOTAL EQUITIES (Cost $362,245,346)		542,938,447

WARRANTS — 0.0%
Diversified — 0.0%
Holding Company – Diversified — 0.0%
Pershing Square Tontine Holdings Ltd., Expires 7/24/25 (b)	4,983	47,837

TOTAL WARRANTS (Cost $28,347)		47,837

MUTUAL FUNDS — 0.7%
Diversified Financial Services — 0.7%
State Street Navigator Securities Lending Prime Portfolio (f)	3,925,556	3,925,556

TOTAL MUTUAL FUNDS (Cost $3,925,556)		3,925,556

TOTAL LONG-TERM INVESTMENTS (Cost $366,199,249)		546,911,840

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 1.9%
Mutual Fund — 0.0%
T. Rowe Price Treasury Reserve Fund, 1.000%, due 9/19/34	372	$372
	Principal Amount
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (g)	$10,695,884	10,695,884

TOTAL SHORT-TERM INVESTMENTS (Cost $10,696,256)		10,696,256

TOTAL INVESTMENTS — 100.9% (Cost $376,895,505) (h)		557,608,096

Other Assets/(Liabilities) — (0.9)%		(4,970,589)

NET ASSETS — 100.0%		$552,637,507

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $15,904,553 or 2.88% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $12,331,837 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Restricted security. Certain securities are restricted as to resale. At December 31, 2020, these securities amounted to a value of $5,407,989 or 0.98% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $5,407,989 or 0.98% of net assets.

(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $10,695,884. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $10,909,897.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund — Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 97.1%
COMMON STOCK — 97.1%
Basic Materials — 1.3%
Forest Products & Paper — 1.3%
Mondi PLC	225,918	$5,332,080
Communications — 3.8%
Internet — 1.6%
F5 Networks, Inc. (a)	36,355	6,396,299
Media — 1.2%
Fox Corp. Class B (a)	158,636	4,581,408
Telecommunications — 1.0%
Rogers Communications, Inc. Class B	87,654	4,080,741
		15,058,448
Consumer, Cyclical — 12.3%
Airlines — 1.7%
Southwest Airlines Co.	144,692	6,744,094
Auto Manufacturers — 2.6%
Cummins, Inc.	10,911	2,477,888
Honda Motor Co. Ltd. Sponsored ADR	140,973	3,982,487
PACCAR, Inc.	47,256	4,077,248
		10,537,623
Auto Parts & Equipment — 1.4%
Aptiv PLC	20,149	2,625,213
BorgWarner, Inc.	80,008	3,091,509
		5,716,722
Food Services — 1.1%
Sodexo SA	51,525	4,361,451
Leisure Time — 0.7%
Polaris, Inc.	27,073	2,579,516
Retail — 4.6%
Advance Auto Parts, Inc.	38,216	6,019,402
Dollar Tree, Inc. (a)	35,917	3,880,473
Genuine Parts Co.	39,561	3,973,111
MSC Industrial Direct Co., Inc. Class A	54,808	4,625,247
		18,498,233
Textiles — 0.2%
Mohawk Industries, Inc. (a)	5,918	834,142
		49,271,781
Consumer, Non-cyclical — 21.4%
Foods — 7.8%
Conagra Brands, Inc.	173,044	6,274,575
The J.M. Smucker Co.	48,597	5,617,813
Kellogg Co.	60,984	3,795,034
Koninklijke Ahold Delhaize NV	238,376	6,731,782
Mondelez International, Inc. Class A	31,727	1,855,078

	Number of Shares	Value
Orkla ASA	337,111	$3,420,219
Sysco Corp.	47,827	3,551,633
		31,246,134
Health Care – Products — 5.0%
Envista Holdings Corp. (a)	139,011	4,688,841
Hill-Rom Holdings, Inc.	22,641	2,218,139
Hologic, Inc. (a)	21,230	1,546,181
Zimmer Biomet Holdings, Inc.	75,474	11,629,788
		20,082,949
Health Care – Services — 3.3%
Quest Diagnostics, Inc.	50,392	6,005,215
Universal Health Services, Inc. Class B	52,020	7,152,750
		13,157,965
Household Products & Wares — 0.8%
Kimberly-Clark Corp.	22,546	3,039,877
Pharmaceuticals — 4.5%
Becton Dickinson and Co.	17,495	4,377,599
Cardinal Health, Inc.	94,926	5,084,237
Henry Schein, Inc. (a)	63,306	4,232,639
McKesson Corp.	25,644	4,460,004
		18,154,479
		85,681,404
Energy — 2.2%
Oil & Gas — 1.9%
Cimarex Energy Co.	61,852	2,320,068
ConocoPhillips	135,517	5,419,325
		7,739,393
Oil & Gas Services — 0.3%
Baker Hughes Co.	53,968	1,125,233
		8,864,626
Financial — 22.9%
Banks — 9.8%
The Bank of New York Mellon Corp.	162,555	6,898,834
Commerce Bancshares, Inc.	72,282	4,748,928
Eastern Bankshares, Inc. (a)	61,857	1,008,888
M&T Bank Corp.	25,244	3,213,561
Northern Trust Corp.	104,858	9,766,474
The PNC Financial Services Group, Inc.	18,736	2,791,664
State Street Corp.	35,349	2,572,700
Truist Financial Corp.	111,243	5,331,877
Westamerica Bancorp.	53,879	2,978,970
		39,311,896
Diversified Financial Services — 2.5%
Ameriprise Financial, Inc.	28,947	5,625,270
T. Rowe Price Group, Inc.	28,743	4,351,403
		9,976,673

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 6.0%
Aflac, Inc.	118,898	$5,287,394
Arthur J Gallagher & Co.	23,912	2,958,153
Brown & Brown, Inc.	16,120	764,249
Chubb Ltd.	60,712	9,344,791
Reinsurance Group of America, Inc.	47,183	5,468,510
		23,823,097
Real Estate Investment Trusts (REITS) — 4.0%
Healthcare Trust of America, Inc. Class A	83,982	2,312,864
Healthpeak Properties, Inc.	122,995	3,718,139
MGM Growth Properties LLC Class A	130,345	4,079,799
Welltower, Inc.	34,169	2,208,001
Weyerhaeuser Co.	108,074	3,623,721
		15,942,524
Savings & Loans — 0.6%
Capitol Federal Financial, Inc.	182,860	2,285,750
		91,339,940
Industrial — 20.3%
Aerospace & Defense — 2.1%
BAE Systems PLC	563,971	3,771,973
General Dynamics Corp.	29,559	4,398,971
		8,170,944
Building Materials — 1.4%
Johnson Controls International PLC	117,716	5,484,388
Electrical Components & Equipment — 2.4%
Emerson Electric Co.	118,045	9,487,276
Electronics — 4.3%
Hubbell, Inc.	41,385	6,488,754
nVent Electric PLC	314,159	7,316,763
TE Connectivity Ltd.	29,335	3,551,589
		17,357,106
Engineering & Construction — 1.1%
IMI PLC	283,607	4,541,354
Environmental Controls — 1.6%
Republic Services, Inc.	67,316	6,482,531
Machinery – Construction & Mining — 1.1%
Oshkosh Corp.	52,555	4,523,409
Machinery – Diversified — 0.6%
Crane Co.	29,584	2,297,493
Miscellaneous – Manufacturing — 0.9%
Textron, Inc.	74,582	3,604,548
Packaging & Containers — 3.4%
Graphic Packaging Holding Co.	207,275	3,511,239
Packaging Corp. of America	24,642	3,398,378
Sonoco Products Co.	110,493	6,546,710
		13,456,327

	Number of Shares	Value
Transportation — 1.4%
Heartland Express, Inc.	169,715	$3,071,841
Norfolk Southern Corp.	11,178	2,656,005
		5,727,846
		81,133,222
Technology — 5.0%
Computers — 1.3%
HP, Inc.	215,603	5,301,678
Semiconductors — 1.7%
Applied Materials, Inc.	54,840	4,732,692
Maxim Integrated Products, Inc.	21,573	1,912,446
Microchip Technology, Inc.	1,771	244,593
		6,889,731
Software — 2.0%
Cerner Corp.	73,153	5,741,047
Open Text Corp.	48,432	2,201,719
		7,942,766
		20,134,175
Utilities — 7.9%
Electric — 6.3%
Ameren Corp.	20,572	1,605,850
Edison International	95,484	5,998,305
Evergy, Inc.	41,983	2,330,476
Eversource Energy	6,121	529,528
NorthWestern Corp.	95,516	5,569,538
Pinnacle West Capital Corp.	82,576	6,601,951
Xcel Energy, Inc.	36,738	2,449,323
		25,084,971
Gas — 1.6%
Atmos Energy Corp.	35,020	3,341,959
Spire, Inc.	50,031	3,203,985
		6,545,944
		31,630,915

TOTAL COMMON STOCK (Cost $331,285,934)		388,446,591

TOTAL EQUITIES (Cost $331,285,934)		388,446,591

MUTUAL FUNDS — 2.4%
Diversified Financial Services — 2.4%
iShares Russell Mid-Cap Value ETF	97,487	9,452,340

TOTAL MUTUAL FUNDS (Cost $8,307,173)		9,452,340

TOTAL LONG-TERM INVESTMENTS (Cost $339,593,107)		397,898,931

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (b)	$2,326,692	$2,326,692

TOTAL SHORT-TERM INVESTMENTS (Cost $2,326,692)		2,326,692

TOTAL INVESTMENTS — 100.1% (Cost $341,919,799) (c)		400,225,623

Other Assets/(Liabilities) — (0.1)%		(343,033)

NET ASSETS — 100.0%		$399,882,590

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $2,326,692. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,373,237.

(c)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	3/31/21	JPY	8,730,681	USD	84,338	$302
Bank of America N.A.*	3/31/21	USD	2,506,096	JPY	259,907,219	(13,595)
Credit Suisse International*	3/31/21	EUR	267,620	USD	326,473	1,098
Credit Suisse International*	3/31/21	USD	9,967,843	EUR	8,117,808	31,509
Goldman Sachs & Co.*	3/31/21	USD	2,871,291	NOK	24,946,551	(37,254)
JP Morgan Chase Bank N.A.*	3/31/21	GBP	280,262	USD	374,503	8,959
JP Morgan Chase Bank N.A.*	3/31/21	USD	12,107,669	GBP	8,988,743	(190,945)
Morgan Stanley & Co. LLC*	3/31/21	USD	3,498,935	CAD	4,456,943	(3,288)
						$(203,214)

* Contracts are subject to a Master Netting Agreement.

Currency Legend

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund — Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 103.4%
COMMON STOCK — 103.3%
Basic Materials — 1.0%
Chemicals — 1.0%
Ingevity Corp. (a)	13,918	$1,054,010
Methanex Corp.	25,094	1,156,332
		2,210,342
Communications — 4.0%
Internet — 3.0%
Mimecast Ltd. (a)	37,946	2,156,851
Perficient, Inc. (a)	40,267	1,918,723
Q2 Holdings, Inc. (a)	9,409	1,190,521
Shutterstock, Inc.	16,315	1,169,785
Veracode, Inc. (Escrow Shares) (Acquired 8/26/17, Cost $20,131) (a) (b) (c) (d)	10,688	262
		6,436,142
Media — 0.5%
The New York Times Co. Class A	20,461	1,059,266
Telecommunications — 0.5%
Ciena Corp. (a)	18,931	1,000,503
		8,495,911
Consumer, Cyclical — 16.1%
Apparel — 2.5%
Carter’s, Inc.	11,331	1,065,907
Deckers Outdoor Corp. (a)	2,817	807,859
Skechers U.S.A., Inc. Class A (a)	29,606	1,064,040
Wolverine World Wide, Inc.	76,384	2,387,000
		5,324,806
Auto Parts & Equipment — 0.5%
Fox Factory Holding Corp. (a)	9,458	999,805
Entertainment — 1.4%
Cinemark Holdings, Inc. (e)	62,784	1,093,069
GAN Ltd. (a) (e)	18,736	379,966
Penn National Gaming, Inc. (a) (e)	17,857	1,542,309
		3,015,344
Home Builders — 2.2%
Cavco Industries, Inc. (a)	5,269	924,446
Century Communities, Inc. (a)	16,029	701,750
Skyline Champion Corp. (a)	67,912	2,101,197
Thor Industries, Inc. (e)	10,609	986,531
		4,713,924
Leisure Time — 1.9%
Acushnet Holdings Corp.	27,814	1,127,580
Planet Fitness, Inc. Class A (a)	14,975	1,162,509
Polaris, Inc.	8,615	820,837

	Number of Shares	Value
YETI Holdings, Inc. (a)	11,849	$811,301
		3,922,227
Retail — 7.1%
BMC Stock Holdings, Inc. (a)	48,493	2,603,104
Denny’s Corp. (a)	80,279	1,178,496
FirstCash, Inc.	14,435	1,011,027
Five Below, Inc. (a)	8,975	1,570,446
Floor & Decor Holdings, Inc. Class A (a)	17,825	1,655,051
La-Z-Boy, Inc.	31,299	1,246,952
Nu Skin Enterprises, Inc. Class A	23,536	1,285,772
Ollie’s Bargain Outlet Holdings, Inc. (a) (e)	26,504	2,167,232
Rush Enterprises, Inc. Class A	55,400	2,294,668
		15,012,748
Textiles — 0.5%
Albany International Corp. Class A	13,816	1,014,371
		34,003,225
Consumer, Non-cyclical — 31.2%
Beverages — 0.4%
The Boston Beer Co., Inc. Class A (a)	893	887,901
Biotechnology — 13.2%
Acceleron Pharma, Inc. (a)	4,771	610,402
Akero Therapeutics, Inc. (a)	13,530	349,074
Allakos, Inc. (a) (e)	6,945	972,300
ALX Oncology Holdings, Inc. (a)	15,629	1,347,220
Amicus Therapeutics, Inc. (a)	80,186	1,851,495
Apellis Pharmaceuticals, Inc. (a)	22,939	1,312,111
Arena Pharmaceuticals, Inc. (a)	15,354	1,179,648
Ascendis Pharma A/S ADR (a)	4,951	825,728
Biohaven Pharmaceutical Holding Co. Ltd. (a)	3,834	328,612
Blueprint Medicines Corp. (a)	5,933	665,386
ChemoCentryx, Inc. (a)	8,643	535,174
Constellation Pharmaceuticals, Inc. (a)	28,955	833,904
Dicerna Pharmaceuticals, Inc. (a)	25,470	561,104
Five Prime Therapeutics, Inc. (a)	22,020	374,560
Freeline Therapeutics Holdings PLC (a)	20,731	378,548
Global Blood Therapeutics, Inc. (a)	9,226	399,578
ImmunoGen, Inc. (a)	81,510	525,739
Iovance Biotherapeutics, Inc. (a)	15,237	706,997
Kodiak Sciences, Inc. (a) (e)	14,741	2,165,600
Mersana Therapeutics, Inc. (a)	42,989	1,143,937
Mirati Therapeutics, Inc. (a)	6,033	1,325,088
NeoGenomics, Inc. (a)	17,700	952,968
PTC Therapeutics, Inc. (a)	14,559	888,536
RAPT Therapeutics, Inc. (a) (e)	9,893	195,387
Rocket Pharmaceuticals, Inc. (a)	9,216	505,405

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sage Therapeutics, Inc. (a)	7,611	$658,428
TCR2 Therapeutics, Inc. (a)	11,400	352,602
TG Therapeutics, Inc. (a)	37,107	1,930,306
Theravance Biopharma, Inc. (a) (e)	24,173	429,554
Turning Point Therapeutics, Inc. (a)	13,760	1,676,656
Veracyte, Inc. (a)	11,120	544,213
Y-mAbs Therapeutics, Inc. (a)	25,519	1,263,446
		27,789,706
Commercial Services — 6.4%
2U, Inc. (a) (e)	26,874	1,075,229
Cardtronics PLC Class A (a)	36,704	1,295,651
Chegg, Inc. (a)	22,875	2,066,299
Green Dot Corp. Class A (a)	15,674	874,609
Herc Holdings, Inc. (a)	18,706	1,242,266
HMS Holdings Corp. (a)	30,023	1,103,345
Liveramp Holdings, Inc. (a)	19,918	1,457,798
Multiplan Corp. (a) (e)	128,726	1,028,521
Paylocity Holding Corp. (a)	5,440	1,120,150
TriNet Group, Inc. (a)	26,516	2,137,190
		13,401,058
Foods — 1.5%
BellRing Brands, Inc. Class A (a)	46,965	1,141,719
Performance Food Group Co. (a)	23,332	1,110,836
Sanderson Farms, Inc.	7,018	927,780
		3,180,335
Health Care – Products — 5.7%
Avanos Medical, Inc. (a)	23,554	1,080,658
Glaukos Corp. (a) (e)	9,952	748,988
Globus Medical, Inc. Class A (a)	40,364	2,632,540
Haemonetics Corp. (a)	9,886	1,173,962
Hill-Rom Holdings, Inc.	10,347	1,013,696
Insulet Corp. (a)	3,911	999,769
Integra LifeSciences Holdings Corp. (a)	9,000	584,280
NanoString Technologies, Inc. (a)	12,339	825,232
Omnicell, Inc. (a)	17,111	2,053,662
Tandem Diabetes Care, Inc. (a)	10,484	1,003,109
		12,115,896
Health Care – Services — 2.9%
Acadia Healthcare Co., Inc. (a)	23,304	1,171,259
Addus HomeCare Corp. (a)	6,960	814,947
Amedisys, Inc. (a)	3,128	917,536
LHC Group, Inc. (a)	12,061	2,572,853
Medpace Holdings, Inc. (a)	5,267	733,166
		6,209,761
Pharmaceuticals — 1.1%
Heron Therapeutics, Inc. (a) (e)	42,791	905,671
Kura Oncology, Inc. (a)	10,495	342,767

	Number of Shares	Value
Reata Pharmaceuticals, Inc. Class A (a) (e)	2,608	$322,401
Revance Therapeutics, Inc. (a)	11,035	312,732
UroGen Pharma Ltd. (a) (e)	25,675	462,663
		2,346,234
		65,930,891
Energy — 3.0%
Energy – Alternate Sources — 2.6%
Atlantica Sustainable Infrastructure PLC	30,772	1,168,721
First Solar, Inc. (a)	21,857	2,162,094
Maxeon Solar Technologies Ltd. (a) (e)	9,613	272,721
Plug Power, Inc. (a)	14,517	492,272
SunPower Corp. (a) (e)	55,021	1,410,738
		5,506,546
Oil & Gas — 0.4%
Delek US Holdings, Inc.	30,212	485,507
Viper Energy Partners LP (f)	26,835	311,822
		797,329
		6,303,875
Financial — 16.7%
Banks — 4.4%
Ameris Bancorp	38,285	1,457,510
Atlantic Union Bankshares Corp.	38,759	1,276,721
First Interstate BancSystem, Inc. Class A	28,160	1,148,083
National Bank Holdings Corp. Class A	37,629	1,232,726
Seacoast Banking Corp. of Florida (a)	46,717	1,375,816
Western Alliance Bancorp	47,165	2,827,542
		9,318,398
Diversified Financial Services — 3.2%
Air Lease Corp.	24,432	1,085,270
Ares Management Corp. Class A	17,904	842,383
Hamilton Lane, Inc. Class A	5,162	402,894
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (e)	37,873	2,402,284
PRA Group, Inc. (a)	52,807	2,094,326
		6,827,157
Insurance — 3.2%
Assured Guaranty Ltd.	30,561	962,366
James River Group Holdings Ltd.	35,083	1,724,329
Kemper Corp.	12,419	954,152
MGIC Investment Corp.	92,034	1,155,027
Selective Insurance Group, Inc.	16,025	1,073,354
Third Point Reinsurance Ltd. (a)	97,856	931,589
		6,800,817

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate — 0.7%
McGrath RentCorp	16,908	$1,134,527
Redfin Corp. (a)	3,477	238,626
		1,373,153
Real Estate Investment Trusts (REITS) — 3.8%
Essential Properties Realty Trust, Inc.	101,864	2,159,517
JBG SMITH Properties	28,253	883,471
Life Storage, Inc.	9,139	1,091,105
PotlatchDeltic Corp.	20,497	1,025,260
PS Business Parks, Inc.	7,862	1,044,624
Xenia Hotels & Resorts, Inc.	118,183	1,796,382
		8,000,359
Savings & Loans — 1.4%
OceanFirst Financial Corp.	30,614	570,339
Sterling Bancorp	129,617	2,330,514
		2,900,853
		35,220,737
Industrial — 15.3%
Aerospace & Defense — 0.7%
Aerojet Rocketdyne Holdings, Inc. (a)	27,504	1,453,586
Building Materials — 1.0%
Gibraltar Industries, Inc. (a)	14,727	1,059,460
Louisiana-Pacific Corp.	27,935	1,038,344
		2,097,804
Electrical Components & Equipment — 1.1%
EnerSys	14,599	1,212,593
Novanta, Inc. (a)	10,108	1,194,968
		2,407,561
Electronics — 1.0%
II-VI, Inc. (a) (e)	28,412	2,158,176
Engineering & Construction — 0.3%
Comfort Systems USA, Inc.	12,574	662,147
Environmental Controls — 0.9%
Clean Harbors, Inc. (a)	14,545	1,106,874
Tetra Tech, Inc.	6,382	738,908
		1,845,782
Hand & Machine Tools — 1.2%
Kennametal, Inc.	68,483	2,481,824
Machinery – Construction & Mining — 0.7%
Argan, Inc.	34,557	1,537,441
Machinery – Diversified — 3.0%
Applied Industrial Technologies, Inc.	7,600	592,724
Chart Industries, Inc. (a)	10,683	1,258,351
Curtiss-Wright Corp.	14,480	1,684,748
Kornit Digital Ltd. (a)	13,453	1,199,066

	Number of Shares	Value
SPX FLOW, Inc. (a)	27,747	$1,608,216
		6,343,105
Metal Fabricate & Hardware — 1.7%
Advanced Drainage Systems, Inc.	11,954	999,116
Rexnord Corp.	62,933	2,485,224
		3,484,340
Miscellaneous – Manufacturing — 1.9%
Axon Enterprise, Inc. (a)	6,364	779,781
Enerpac Tool Group Corp.	49,919	1,128,669
ITT, Inc.	15,709	1,209,907
John Bean Technologies Corp.	8,668	987,025
		4,105,382
Packaging & Containers — 0.6%
Graphic Packaging Holding Co.	74,592	1,263,588
Transportation — 0.8%
Kirby Corp. (a)	12,820	664,460
Saia, Inc. (a)	5,056	914,125
		1,578,585
Trucking & Leasing — 0.4%
GATX Corp.	10,289	855,839
		32,275,160
Technology — 15.6%
Computers — 2.3%
Lumentum Holdings, Inc. (a)	8,277	784,660
PAR Technology Corp. (a) (e)	10,811	678,823
Rapid7, Inc. (a)	37,146	3,349,083
		4,812,566
Semiconductors — 4.4%
ACM Research, Inc. Class A (a)	8,568	696,150
Entegris, Inc.	7,761	745,832
FormFactor, Inc. (a)	25,287	1,087,847
Lattice Semiconductor Corp. (a)	21,812	999,426
MKS Instruments, Inc.	15,540	2,337,993
Power Integrations, Inc.	6,600	540,276
Tower Semiconductor Ltd. (a)	113,205	2,922,953
		9,330,477
Software — 8.9%
1Life Healthcare, Inc. (a) (e)	19,256	840,524
Bandwidth, Inc. Class A (a) (e)	8,802	1,352,603
Cardlytics, Inc. (a) (e)	17,569	2,508,326
Cloudera, Inc. (a) (e)	83,825	1,166,006
Digital Turbine, Inc. (a)	28,923	1,635,885
Five9, Inc. (a)	9,708	1,693,075
Health Catalyst, Inc. (a)	23,309	1,014,641
HubSpot, Inc. (a)	1,970	780,987
j2 Global, Inc. (a)	11,711	1,144,047
Manhattan Associates, Inc. (a)	10,015	1,053,378

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MarkLogic Corp. (Escrow Shares) (Acquired 11/11/20, Cost $7,680) (a) (b) (c) (d)	22,966	$6,155
New Relic, Inc. (a)	500	32,700
PagerDuty, Inc. (a) (e)	20,848	869,362
Porch Group, Inc. (Acquired 12/23/20, Cost $694,540) (a) (c) (d)	69,454	943,588
Skillz, Inc. (a)	47,260	945,200
Sprout Social, Inc. Class A (a)	17,165	779,463
SVMK, Inc. (a)	44,437	1,135,365
Verra Mobility Corp. (a)	60,110	806,676
		18,707,981
		32,851,024
Utilities — 0.4%
Electric — 0.4%
Portland General Electric Co.	20,794	889,359

TOTAL COMMON STOCK (Cost $155,174,611)		218,180,524

PREFERRED STOCK — 0.1%
Communications — 0.1%
Internet — 0.1%
The Honest Company, Inc., Series D (Acquired 8/03/15, Cost $184,255) (a) (b) (c) (d)	4,027	166,798

TOTAL PREFERRED STOCK (Cost $184,255)		166,798

TOTAL EQUITIES (Cost $155,358,866)		218,347,322

MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
iShares Russell 2000 ETF (e)	4,673	916,189
State Street Navigator Securities Lending Prime Portfolio (g)	3,122,111	3,122,111
		4,038,300

TOTAL MUTUAL FUNDS (Cost $3,884,957)		4,038,300

TOTAL LONG-TERM INVESTMENTS (Cost $159,243,823)		222,385,622

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (h)	$1,482,608	$1,482,608

TOTAL SHORT-TERM INVESTMENTS (Cost $1,482,608)		1,482,608
TOTAL INVESTMENTS — 106.0% (Cost $160,726,431) (i)		223,868,230
Other Assets/(Liabilities) — (6.0)%		(12,656,309)
NET ASSETS — 100.0%		$211,211,921

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)

Restricted security. Certain securities are restricted as to resale. At December 31, 2020, these securities amounted to a value of $1,116,803 or 0.53% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2020, these securities amounted to a value of $1,116,803 or 0.53% of net assets.

(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $25,628,995 or 11.99% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $23,196,229 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(f)	Security is a Master Limited Partnership.
(g)	Represents investment of security lending cash collateral. (Note 2).
(h)

Maturity value of $1,482,608. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $1,512,339.

(i)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund — Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Basic Materials — 5.7%
Chemicals — 2.4%
American Vanguard Corp.	15,497	$240,513
Element Solutions, Inc.	14,975	265,507
Minerals Technologies, Inc.	9,438	586,289
Orion Engineered Carbons SA	27,322	468,299
Quaker Chemical Corp. (a)	2,661	674,271
		2,234,879
Forest Products & Paper — 0.7%
Clearwater Paper Corp. (b)	17,530	661,758
Iron & Steel — 1.1%
Carpenter Technology Corp.	17,924	521,947
Reliance Steel & Aluminum Co.	3,983	476,964
		998,911
Mining — 1.5%
Alcoa Corp. (b)	27,039	623,249
Constellium SE (b)	56,773	794,254
		1,417,503
		5,313,051
Communications — 3.1%
Advertising — 0.4%
Boston Omaha Corp. Class A (a) (b)	14,582	403,192
Internet — 0.2%
Opendoor Technologies, Inc. (a) (b)	6,474	147,154
Media — 1.7%
Cable One, Inc.	606	1,349,998
Scholastic Corp.	8,431	210,775
		1,560,773
Telecommunications — 0.8%
Harmonic, Inc. (a) (b)	106,740	788,809
		2,899,928
Consumer, Cyclical — 11.7%
Apparel — 1.3%
Hanesbrands, Inc.	34,398	501,523
Steven Madden Ltd.	20,832	735,786
		1,237,309
Auto Manufacturers — 0.4%
Blue Bird Corp. (b)	17,943	327,639
Auto Parts & Equipment — 1.2%
Dorman Products, Inc. (b)	5,757	499,823
Visteon Corp. (b)	4,958	622,328
		1,122,151

	Number of Shares	Value
Distribution & Wholesale — 1.4%
Pool Corp.	1,664	$619,840
Resideo Technologies, Inc. (b)	13,443	285,798
Univar Solutions, Inc. (b)	17,684	336,173
		1,241,811
Entertainment — 0.7%
Marriott Vacations Worldwide Corp.	4,378	600,749
Home Builders — 1.8%
Cavco Industries, Inc. (b)	3,851	675,658
LCI Industries	4,918	637,766
Meritage Home Corp. (b)	4,445	368,135
		1,681,559
Leisure Time — 0.4%
Planet Fitness, Inc. Class A (b)	5,213	404,686
Retail — 4.3%
Beacon Roofing Supply, Inc. (b)	18,235	732,865
BJ’s Restaurants, Inc.	11,293	434,667
Hibbett Sports, Inc. (b)	6,387	294,952
Lumber Liquidators Holdings, Inc. (b)	23,173	712,338
Papa John’s International, Inc.	5,673	481,354
Red Robin Gourmet Burgers, Inc. (b)	13,087	251,663
Rush Enterprises, Inc. Class A	7,235	299,674
Sportsman’s Warehouse Holdings, Inc. (b)	33,186	582,414
Texas Roadhouse, Inc.	2,400	187,584
		3,977,511
Textiles — 0.2%
UniFirst Corp.	877	185,652
		10,779,067
Consumer, Non-cyclical — 13.0%
Beverages — 0.5%
Coca-Cola Consolidated, Inc.	1,785	475,292
Biotechnology — 1.9%
Acceleron Pharma, Inc. (b)	2,053	262,661
Blueprint Medicines Corp. (b)	1,807	202,655
Certara, Inc. (b)	1,425	48,051
Insmed, Inc. (b)	3,702	123,240
Kodiak Sciences, Inc. (a) (b)	1,868	274,428
Replimune Group, Inc. (b)	4,859	185,371
Seer, Inc. (b)	997	55,972
Ultragenyx Pharmaceutical, Inc. (b)	2,666	369,054
Xencor, Inc. (a) (b)	5,475	238,874
		1,760,306
Commercial Services — 2.9%
The Aaron’s Co., Inc. (b)	4,511	85,528
Advantage Solutions, Inc. (b)	17,239	227,038
FTI Consulting, Inc. (b)	1,314	146,800

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Green Dot Corp. Class A (b)	11,497	$641,533
Korn Ferry	9,183	399,460
Monro, Inc.	8,169	435,408
Strategic Education, Inc.	7,273	693,335
		2,629,102
Foods — 2.6%
Grocery Outlet Holding Corp. (b)	9,734	382,059
Nomad Foods Ltd. (b)	39,291	998,777
Post Holdings, Inc. (b)	5,679	573,636
The Simply Good Foods Co. (a) (b)	14,691	460,710
		2,415,182
Health Care – Products — 2.1%
Atrion Corp.	889	570,951
Avanos Medical, Inc. (b)	8,148	373,830
Envista Holdings Corp. (b)	16,108	543,323
Quidel Corp. (b)	2,606	468,168
		1,956,272
Health Care – Services — 2.5%
The Ensign Group, Inc.	8,937	651,686
Molina Healthcare, Inc. (b)	929	197,580
The Pennant Group, Inc. (b)	9,963	578,452
Select Medical Holdings Corp. (b)	31,363	867,500
		2,295,218
Pharmaceuticals — 0.5%
Arvinas, Inc. (b)	1,144	97,160
Option Care Health, Inc. (b)	21,773	340,530
		437,690
		11,969,062
Energy — 4.2%
Energy – Alternate Sources — 0.8%
Array Technologies, Inc. (b)	5,836	251,765
REX American Resources Corp. (b)	6,049	444,420
		696,185
Oil & Gas — 1.7%
Kimbell Royalty Partners LP	20,104	159,023
Magnolia Oil & Gas Corp. Class A (a) (b)	49,334	348,298
Matador Resources Co. (b)	33,615	405,397
WPX Energy, Inc. (b)	79,780	650,207
		1,562,925
Oil & Gas Services — 1.7%
ChampionX Corp. (b)	47,599	728,265
Liberty Oilfield Services, Inc. Class A (a)	54,003	556,771
Thermon Group Holdings, Inc. (b)	20,985	327,995
		1,613,031
		3,872,141

	Number of Shares	Value
Financial — 35.1%
Banks — 16.2%
Atlantic Capital Bancshares, Inc. (b)	7,874	$125,354
BankUnited, Inc.	31,665	1,101,309
Columbia Banking System, Inc.	21,181	760,398
CrossFirst Bankshares, Inc. (b)	28,142	302,526
East West Bancorp, Inc.	10,635	539,301
Eastern Bankshares, Inc. (b)	16,031	261,466
FB Financial Corp.	20,274	704,116
Glacier Bancorp, Inc.	15,617	718,538
HarborOne Bancorp, Inc. (b)	45,158	490,416
Heritage Financial Corp.	11,234	262,763
Home BancShares, Inc.	66,218	1,289,927
Howard Bancorp, Inc. (b)	34,114	402,886
Independent Bank Corp.	5,613	409,974
Live Oak Bancshares, Inc.	18,280	867,569
National Bank Holdings Corp. Class A	18,931	620,180
Origin Bancorp, Inc.	15,565	432,240
PCSB Financial Corp.	11,909	189,829
Pinnacle Financial Partners, Inc.	17,169	1,105,684
Popular, Inc.	11,153	628,137
Prosperity Bancshares, Inc.	2,004	138,997
South State Corp.	10,319	746,064
Towne Bank	29,814	700,033
Walker & Dunlop, Inc.	3,720	342,314
Webster Financial Corp.	15,455	651,428
Western Alliance Bancorp	19,674	1,179,456
		14,970,905
Diversified Financial Services — 5.0%
Air Lease Corp.	5,800	257,636
Houlihan Lokey, Inc.	10,362	696,637
I3 Verticals, Inc. Class A (a) (b)	13,584	450,989
PennyMac Financial Services, Inc.	18,830	1,235,625
PRA Group, Inc. (b)	5,334	211,546
PROG Holdings, Inc.	18,444	993,578
Virtus Investment Partners, Inc.	3,596	780,332
		4,626,343
Insurance — 2.9%
BRP Group, Inc. Class A (b)	17,126	513,266
James River Group Holdings Ltd.	5,344	262,658
Palomar Holdings, Inc. (b)	5,128	455,571
ProAssurance Corp.	17,249	306,860
Radian Group, Inc.	34,999	708,730
Safety Insurance Group, Inc.	1,778	138,506
State Auto Financial Corp.	16,071	285,099
		2,670,690

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 0.5%
Cannae Holdings, Inc. (b)	4,738	$209,751
StepStone Group, Inc. Class A (a) (b)	5,188	206,483
		416,234
Real Estate — 1.8%
McGrath RentCorp	8,566	574,778
The St. Joe Co. (a)	25,802	1,095,295
		1,670,073
Real Estate Investment Trusts (REITS) — 7.0%
American Campus Communities, Inc.	9,030	386,213
Apartment Investment and Management Co. Class A	38,600	203,808
EastGroup Properties, Inc.	5,481	756,707
Essential Properties Realty Trust, Inc.	9,259	196,291
Healthcare Realty Trust, Inc.	17,577	520,279
JBG SMITH Properties	20,235	632,748
PotlatchDeltic Corp.	16,462	823,429
PS Business Parks, Inc.	3,927	521,781
Safehold, Inc. (a)	3,359	243,494
Saul Centers, Inc.	14,553	461,039
Sunstone Hotel Investors, Inc.	63,275	716,906
Terreno Realty Corp.	17,374	1,016,553
		6,479,248
Savings & Loans — 1.7%
Meridian Bancorp, Inc.	27,711	413,171
WSFS Financial Corp.	25,975	1,165,758
		1,578,929
		32,412,422
Industrial — 15.8%
Aerospace & Defense — 0.6%
Triumph Group, Inc.	45,447	570,814
Building Materials — 1.9%
JELD-WEN Holding, Inc. (b)	9,499	240,895
SPX Corp. (b)	9,167	499,968
UFP Industries, Inc.	18,766	1,042,451
		1,783,314
Electrical Components & Equipment — 2.7%
Belden, Inc.	25,644	1,074,484
Littelfuse, Inc.	5,656	1,440,357
		2,514,841
Electronics — 1.4%
Brady Corp. Class A	9,862	520,911
Knowles Corp. (b)	23,194	427,466
Mesa Laboratories, Inc.	1,102	315,877
		1,264,254

	Number of Shares	Value
Engineering & Construction — 0.9%
Aegion Corp. (b)	45,285	$859,962
Environmental Controls — 0.8%
Stericycle, Inc. (b)	10,098	700,094
Hand & Machine Tools — 0.6%
MSA Safety, Inc.	3,454	515,993
Machinery – Diversified — 1.8%
Alamo Group, Inc.	2,008	277,003
Cactus, Inc. Class A	22,342	582,456
Chart Industries, Inc. (b)	2,606	306,961
CIRCOR International, Inc. (b)	12,425	477,617
Hydrofarm Holdings Group, Inc. (b)	617	32,442
		1,676,479
Metal Fabricate & Hardware — 1.1%
Helios Technologies, Inc.	12,303	655,627
The Timken Co.	4,649	359,647
		1,015,274
Miscellaneous – Manufacturing — 2.0%
Enerpac Tool Group Corp.	21,192	479,151
ESCO Technologies, Inc.	8,354	862,300
Myers Industries, Inc.	23,277	483,696
		1,825,147
Transportation — 2.0%
International Seaways, Inc.	16,982	277,316
Landstar System, Inc.	4,487	604,219
Matson, Inc.	7,695	438,384
Ryder System, Inc.	9,184	567,204
		1,887,123
		14,613,295
Technology — 6.5%
Computers — 1.1%
Cubic Corp.	10,676	662,339
Parsons Corp. (b)	9,819	357,510
		1,019,849
Semiconductors — 2.3%
Entegris, Inc.	7,993	768,127
MaxLinear, Inc. (b)	16,850	643,502
Onto Innovation, Inc. (b)	5,466	259,908
Semtech Corp. (b)	5,698	410,769
		2,082,306
Software — 3.1%
Ceridian HCM Holding, Inc. (b)	11,135	1,186,546
Clarivate PLC (b)	20,572	611,194
nCino, Inc. (b)	3,788	274,289
Outset Medical, Inc. (b)	730	41,493
Phreesia, Inc. (b)	7,383	400,601

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Workiva, Inc. (b)	3,911	$358,326
		2,872,449
		5,974,604
Utilities — 4.2%
Electric — 1.4%
Ameresco, Inc. Class A (b)	4,126	215,542
IDACORP, Inc.	3,255	312,578
MGE Energy, Inc.	7,470	523,124
PNM Resources, Inc.	4,850	235,371
		1,286,615
Gas — 2.2%
Chesapeake Utilities Corp. (a)	10,361	1,121,164
ONE Gas, Inc.	9,545	732,769
RGC Resources, Inc.	6,196	147,341
		2,001,274
Water — 0.6%
California Water Service Group	11,365	614,051
		3,901,940

TOTAL COMMON STOCK (Cost $66,369,691)		91,735,510

TOTAL EQUITIES (Cost $66,369,691)		91,735,510

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Commercial Services — 0.0%
Advantage Solutions, Inc., Expires 10/28/25 (b)	3,471	9,892

TOTAL WARRANTS (Cost $4,568)		9,892

MUTUAL FUNDS — 0.3%
Diversified Financial Services — 0.3%
State Street Navigator Securities Lending Prime Portfolio (c)	243,686	243,686

TOTAL MUTUAL FUNDS (Cost $243,686)		243,686

TOTAL LONG-TERM INVESTMENTS (Cost $66,617,945)		91,989,088

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.3%
Mutual Fund — 0.0%
T. Rowe Price Government Reserve Investment Fund	100	$100

	Principal Amount
Repurchase Agreement — 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (d)	$320,755	320,755

TOTAL SHORT-TERM INVESTMENTS (Cost $320,855)		320,855
TOTAL INVESTMENTS — 99.9% (Cost $66,938,800) (e)		92,309,943
Other Assets/(Liabilities) — 0.1%		112,678
NET ASSETS — 100.0%		$92,422,621

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $3,698,970 or 4.00% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $3,575,313 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $320,755. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $327,219.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments
December 31, 2020

	Number of Shares	Value
EQUITIES — 103.3%
COMMON STOCK — 103.3%
Basic Materials — 5.4%
Chemicals — 3.1%
GCP Applied Technologies, Inc. (a)	47,668	$1,127,348
Innospec, Inc.	11,130	1,009,825
Orion Engineered Carbons SA	112,200	1,923,108
Westlake Chemical Corp.	21,673	1,768,517
		5,828,798
Iron & Steel — 2.3%
Carpenter Technology Corp.	50,055	1,457,601
Reliance Steel & Aluminum Co.	22,805	2,730,899
		4,188,500
		10,017,298
Communications — 1.0%
Internet — 0.8%
Criteo SA Sponsored ADR (a)	71,151	1,459,307
Media — 0.2%
Houghton Mifflin Harcourt Co. (a)	141,140	469,996
		1,929,303
Consumer, Cyclical — 21.0%
Airlines — 2.1%
Alaska Air Group, Inc.	36,222	1,883,544
SkyWest, Inc.	51,777	2,087,131
		3,970,675
Apparel — 5.3%
Kontoor Brands, Inc. (b)	49,130	1,992,713
Ralph Lauren Corp.	25,470	2,642,258
Skechers U.S.A., Inc. Class A (a)	39,367	1,414,850
Steven Madden Ltd.	59,750	2,110,370
Tapestry, Inc.	55,930	1,738,304
		9,898,495
Auto Parts & Equipment — 3.5%
Cooper Tire & Rubber Co.	40,903	1,656,572
Dana, Inc.	127,896	2,496,530
Lear Corp.	15,250	2,425,207
		6,578,309
Home Builders — 3.0%
KB Home	52,520	1,760,470
PulteGroup, Inc.	55,710	2,402,215
Taylor Morrison Home Corp. (a)	53,664	1,376,482
		5,539,167
Home Furnishing — 1.1%
Herman Miller, Inc.	60,640	2,049,632
Leisure Time — 1.1%
Brunswick Corp.	27,461	2,093,627

	Number of Shares	Value
Lodging — 1.1%
Hilton Grand Vacations, Inc. (a)	65,020	$2,038,377
Retail — 3.8%
Foot Locker, Inc.	60,873	2,461,704
The Gap, Inc.	89,420	1,805,389
Papa John’s International, Inc.	15,241	1,293,199
Williams-Sonoma, Inc.	14,901	1,517,518
		7,077,810
		39,246,092
Consumer, Non-cyclical — 7.8%
Beverages — 0.7%
Primo Water Corp.	79,031	1,239,206
Commercial Services — 2.4%
Robert Half International, Inc.	39,008	2,437,220
United Rentals, Inc. (a)	8,881	2,059,593
		4,496,813
Foods — 3.1%
The Hain Celestial Group, Inc. (a) (b)	63,055	2,531,658
Nomad Foods Ltd. (a)	64,977	1,651,716
US Foods Holding Corp. (a)	47,372	1,577,961
		5,761,335
Health Care – Services — 1.6%
MEDNAX, Inc. (a)	83,930	2,059,642
Molina Healthcare, Inc. (a)	4,385	932,602
		2,992,244
		14,489,598
Energy — 3.5%
Oil & Gas — 2.0%
Cimarex Energy Co.	38,074	1,428,156
HollyFrontier Corp.	91,905	2,375,744
		3,803,900
Oil & Gas Services — 1.5%
Dril-Quip, Inc. (a)	50,262	1,488,760
MRC Global, Inc. (a)	197,285	1,308,000
		2,796,760
		6,600,660
Financial — 32.5%
Banks — 11.8%
Associated Banc-Corp.	76,161	1,298,545
BankUnited, Inc.	74,669	2,596,988
Comerica, Inc.	42,120	2,352,823
First Citizens BancShares, Inc. Class A	5,239	3,008,601
Synovus Financial Corp.	80,974	2,621,128
Texas Capital Bancshares, Inc. (a)	39,808	2,368,576
Umpqua Holdings Corp.	110,248	1,669,155
Webster Financial Corp.	58,879	2,481,750
Wintrust Financial Corp.	27,220	1,662,870

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zions Bancorp NA	45,178	$1,962,532
		22,022,968
Diversified Financial Services — 3.5%
Moelis & Co. Class A	55,611	2,600,370
OneMain Holdings, Inc.	36,154	1,741,177
Stifel Financial Corp.	44,940	2,267,672
		6,609,219
Insurance — 7.2%
American Financial Group, Inc.	21,868	1,916,074
Essent Group Ltd.	31,593	1,364,818
Everest Re Group Ltd.	10,381	2,430,088
The Hanover Insurance Group, Inc.	17,228	2,014,298
Reinsurance Group of America, Inc.	16,922	1,961,260
Selective Insurance Group, Inc.	22,507	1,507,519
Voya Financial, Inc.	36,578	2,151,152
		13,345,209
Real Estate Investment Trusts (REITS) — 8.6%
American Campus Communities, Inc.	46,062	1,970,072
Camden Property Trust	22,618	2,259,991
Cousins Properties, Inc.	51,720	1,732,620
CubeSmart	64,704	2,174,702
MGM Growth Properties LLC Class A	73,319	2,294,885
Physicians Realty Trust	112,503	2,002,553
RLJ Lodging Trust	110,936	1,569,744
STAG Industrial, Inc.	65,242	2,043,379
		16,047,946
Savings & Loans — 1.4%
Sterling Bancorp	141,032	2,535,755
		60,561,097
Industrial — 22.0%
Aerospace & Defense — 1.0%
AAR Corp.	53,238	1,928,280
Building Materials — 0.9%
Masonite International Corp. (a)	16,351	1,607,957
Electrical Components & Equipment — 1.5%
Belden, Inc.	44,514	1,865,137
EnerSys	11,530	957,682
		2,822,819
Electronics — 1.9%
Arrow Electronics, Inc. (a)	18,600	1,809,780
Vishay Intertechnology, Inc.	84,829	1,756,809
		3,566,589
Engineering & Construction — 1.5%
AECOM (a)	55,650	2,770,257
Hand & Machine Tools — 3.2%
Kennametal, Inc.	69,608	2,522,594

	Number of Shares	Value
Regal Beloit Corp.	27,572	$3,386,117
		5,908,711
Machinery – Construction & Mining — 1.6%
Oshkosh Corp.	34,601	2,978,108
Machinery – Diversified — 1.2%
Crane Co.	10,432	810,149
The Middleby Corp. (a)	7,140	920,489
Welbilt, Inc. (a)	38,380	506,616
		2,237,254
Miscellaneous – Manufacturing — 2.4%
Hillenbrand, Inc.	49,990	1,989,602
Trinseo SA	46,153	2,363,495
		4,353,097
Packaging & Containers — 2.4%
Graphic Packaging Holding Co.	136,229	2,307,719
Sealed Air Corp.	48,450	2,218,526
		4,526,245
Transportation — 3.1%
Knight-Swift Transportation Holdings, Inc.	65,943	2,757,736
XPO Logistics, Inc. (a)	25,869	3,083,585
		5,841,321
Trucking & Leasing — 1.3%
GATX Corp.	28,900	2,403,902
		40,944,540
Technology — 8.0%
Computers — 3.5%
Amdocs Ltd.	22,384	1,587,697
Genpact Ltd.	36,140	1,494,750
NCR Corp. (a)	64,205	2,412,182
NetScout Systems, Inc. (a)	37,606	1,031,157
		6,525,786
Semiconductors — 1.7%
Kulicke & Soffa Industries, Inc.	57,902	1,841,863
MaxLinear, Inc. (a)	36,319	1,387,022
		3,228,885
Software — 2.8%
Change Healthcare, Inc. (a)	155,630	2,902,499
CommVault Systems, Inc. (a)	40,496	2,242,264
		5,144,763
		14,899,434
Utilities — 2.1%
Electric — 1.3%
IDACORP, Inc.	20,561	1,974,473
PNM Resources, Inc.	8,951	434,392
		2,408,865

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 0.8%
Southwest Gas Holdings, Inc.	26,310	$1,598,332
		4,007,197

TOTAL COMMON STOCK (Cost $161,431,878)		192,695,219

TOTAL EQUITIES (Cost $161,431,878)		192,695,219

TOTAL LONG-TERM INVESTMENTS (Cost $161,431,878)		192,695,219
	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/20, 0.000%, due 1/04/21 (c)	$1,974,455	1,974,455

TOTAL SHORT-TERM INVESTMENTS (Cost $1,974,455)		1,974,455

TOTAL INVESTMENTS — 104.4% (Cost $163,406,333) (d)		194,669,674

Other Assets/(Liabilities) — (4.4)%		(8,222,529)

NET ASSETS — 100.0%		$186,447,145

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2020, was $3,953,829 or 2.12% of net assets. Total securities on loan may be less than the amounts identified in the Portfolio of Investments. The Fund received $4,038,919 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)

Maturity value of $1,974,455. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 12/30/21, and an aggregate market value, including accrued interest, of $2,013,955.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments
December 31, 2020

	Principal Amount	Value
BONDS & NOTES — 110.9%
BANK LOANS — 0.7%
Aerospace & Defense — 0.0%
TransDigm, Inc., 2020 Term Loan E, 1 mo. LIBOR + 2.250%
2.397% VRN 5/30/25	$49,500	$48,448
Airlines — 0.0%
American Airlines, Inc., 2017 1st Lien Term Loan, 1 mo. LIBOR + 1.750%
1.898% VRN 1/29/27	50,000	42,750
Auto Parts & Equipment — 0.0%
Clarios Global LP, USD Term Loan B, 1 mo. LIBOR + 3.500%
3.647% VRN 4/30/26	48,604	48,350
Diversified Financial Services — 0.2%
Delos Finance S.A.R.L., 2018 Term Loan B, 3 mo. LIBOR + 1.750%
2.004% VRN 10/06/23	796,200	794,870
Environmental Controls — 0.0%
GFL Environmental, Inc., 2018 USD Term Loan B, 3 mo. LIBOR + 3.000%
3.500% VRN 5/30/25	89,263	89,278
Foods — 0.1%
Hostess Brands LLC, 2019 Term Loan, 1 mo. LIBOR + 2.250%, 3 mo. LIBOR + 2.250%
3.000% VRN 8/03/25	128,697	127,892
Health Care – Products — 0.1%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, 1 mo. LIBOR + 2.500%
3.500% VRN 11/08/27	250,000	250,157
Packaging & Containers — 0.0%
Berry Global, Inc., Term Loan Y, 1 mo. LIBOR + 2.000%
2.149% VRN 7/01/26	98,995	98,414
Pharmaceuticals — 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B, 1 mo. LIBOR + 2.500%, 3 mo. LIBOR + 2.500%
3.500% VRN 3/01/24	46,521	46,265
Elanco Animal Health, Inc., Term Loan B, 3 mo. LIBOR + 1.750%
1.905% VRN 8/01/27	413,996	409,943

	Principal Amount	Value
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 1 Week LIBOR + 2.000%
2.102% VRN 11/15/27	$49,500	$49,036
		505,244
Real Estate Investment Trusts (REITS) — 0.0%
VICI Properties 1 LLC, Replacement Term Loan B, 1 mo. LIBOR + 1.750%
1.894% VRN 12/20/24	50,000	49,113
Semiconductors — 0.0%
Broadcom, Inc., 2019 1st Lien Term Loan A3, 1 mo. LIBOR + 1.125%
1.272% VRN 11/04/22	52,802	52,704
Telecommunications — 0.1%
Level 3 Financing, Inc., 2019 Term Loan B, 1 mo. LIBOR + 1.750%
1.897% VRN 3/01/27	125,000	122,786
Zayo Group Holdings, Inc., USD Term Loan, 1 mo. LIBOR + 3.000%
3.147% VRN 3/09/27	200,428	198,925
		321,711

TOTAL BANK LOANS (Cost $2,337,738)		2,428,931

CORPORATE DEBT — 22.1%
Agriculture — 0.5%
BAT Capital Corp.
4.390% 8/15/37	400,000	449,325
4.540% 8/15/47	800,000	888,361
Reynolds American, Inc.
5.850% 8/15/45	315,000	402,806
		1,740,492
Airlines — 0.1%
Northwest Airlines Pass-Through Trust
7.041% 10/01/23	292,947	287,694
Auto Manufacturers — 1.1%
Ford Motor Credit Co. LLC
3 mo. USD LIBOR + .810% 1.048% FRN 4/05/21	260,000	258,886
3 mo. USD LIBOR + .880% 1.104% FRN 10/12/21	405,000	400,163
3 mo. USD LIBOR + 1.270% 1.521% FRN 3/28/22	90,000	88,466
3.219% 1/09/22	100,000	100,928
3.336% 3/18/21	65,000	65,163
3.813% 10/12/21	185,000	187,081
5.085% 1/07/21	640,000	640,000

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
5.750% 2/01/21	$80,000	$80,200
General Motors Financial Co., Inc.
3.150% 6/30/22	550,000	569,430
3.200% 7/06/21	610,000	616,561
3.450% 4/10/22	105,000	107,974
4.200% 11/06/21	675,000	695,734
4.375% 9/25/21	85,000	87,295
		3,897,881
Banks — 2.3%
Bank of America Corp.
SOFR + 1.150% 1.319% VRN 6/19/26	330,000	337,039
3 mo. USD LIBOR + 1.190% 2.884% VRN 10/22/30	250,000	274,527
3 mo. USD LIBOR + 3.150% 4.083% VRN 3/20/51	390,000	492,519
Citigroup, Inc. SOFR + 2.107%
2.572% VRN 6/03/31	435,000	463,649
HSBC Holdings PLC SOFR + 1.732%
2.013% VRN 9/22/28	870,000	890,642
JP Morgan Chase & Co.
2.950% 10/01/26	895,000	992,952
Lloyds Banking Group PLC
3.900% 3/12/24	400,000	439,678
4.050% 8/16/23	220,000	240,411
Santander UK Group Holdings PLC 3 mo. USD LIBOR + 1.080%
3.373% VRN 1/05/24	645,000	678,838
Santander UK PLC
5.000% 11/07/23 (a)	435,000	480,177
Wells Fargo & Co.
SOFR + 2.100% 2.393% VRN 6/02/28	400,000	425,849
3 mo. USD LIBOR + 1.170% 2.879% VRN 10/30/30	305,000	332,752
SOFR + 2.530% 3.068% VRN 4/30/41	500,000	543,900
3 mo. USD LIBOR + 4.240% 5.013% VRN 4/04/51	980,000	1,392,793
		7,985,726
Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	880,000	1,144,203
Bacardi Ltd.
4.700% 5/15/28 (a)	160,000	189,808
5.300% 5/15/48 (a)	130,000	180,330
		1,514,341

	Principal Amount	Value
Chemicals — 0.2%
International Flavors & Fragrances, Inc.
5.000% 9/26/48	$515,000	$693,262
Nutrition & Biosciences, Inc.
3.468% 12/01/50 (a)	115,000	124,922
		818,184
Commercial Services — 0.3%
IHS Markit Ltd.
4.000% 3/01/26 (a)	253,000	289,837
4.750% 2/15/25 (a)	120,000	137,712
4.750% 8/01/28	385,000	474,139
		901,688
Computers — 0.4%
Apple, Inc.
4.650% 2/23/46	850,000	1,208,238
Diversified Financial Services — 1.3%
Air Lease Corp.
3.500% 1/15/22	575,000	591,738
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	335,000	341,588
3.950% 7/01/24 (a)	130,000	137,301
5.125% 10/01/23 (a)	40,000	42,791
5.250% 5/15/24 (a)	35,000	38,067
GE Capital Funding LLC
4.400% 5/15/30 (a)	330,000	389,013
GE Capital International Funding Co. Unlimited Co.
4.418% 11/15/35	1,360,000	1,623,223
Park Aerospace Holdings Ltd.
4.500% 3/15/23 (a)	320,000	335,336
5.250% 8/15/22 (a)	95,000	99,704
5.500% 2/15/24 (a)	290,000	316,284
Raymond James Financial, Inc.
4.950% 7/15/46	265,000	363,169
		4,278,214
Electric — 1.7%
Duke Energy Carolinas LLC
4.000% 9/30/42	1,000,000	1,235,386
Jersey Central Power & Light Co.
4.700% 4/01/24 (a)	800,000	874,876
6.400% 5/15/36	425,000	544,623
LG&E & KU Energy LLC
4.375% 10/01/21	1,200,000	1,222,159
MidAmerican Energy Co.
4.800% 9/15/43	1,400,000	1,915,286
		5,792,330

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Engineering & Construction — 0.1%
PowerTeam Services LLC
9.033% 12/04/25 (a)	$190,000	$211,396
Entertainment — 0.1%
Caesars Entertainment, Inc.
6.250% 7/01/25 (a)	104,000	110,760
Churchill Downs, Inc.
4.750% 1/15/28 (a)	80,000	84,200
Live Nation Entertainment, Inc.
4.750% 10/15/27 (a)	109,000	111,716
		306,676
Environmental Controls — 0.1%
GFL Environmental, Inc.
5.125% 12/15/26 (a)	164,000	174,455
Waste Pro USA, Inc.
5.500% 2/15/26 (a)	136,000	139,060
		313,515
Foods — 0.5%
Kraft Heinz Foods Co.
4.875% 10/01/49 (a)	560,000	653,309
5.000% 6/04/42	350,000	410,646
6.875% 1/26/39	250,000	346,414
Pilgrim’s Pride Corp.
5.875% 9/30/27 (a)	30,000	32,538
Post Holdings, Inc.
5.750% 3/01/27 (a)	150,000	158,813
		1,601,720
Gas — 0.2%
CenterPoint Energy Resources Corp.
6.250% 2/01/37	595,000	795,934
Health Care – Products — 0.1%
Hologic, Inc.
4.625% 2/01/28 (a)	160,000	169,800
Health Care – Services — 1.3%
Aetna, Inc.
2.800% 6/15/23	485,000	510,295
Centene Corp.
3.000% 10/15/30	855,000	906,214
3.375% 2/15/30	185,000	194,636
4.250% 12/15/27	165,000	174,900
5.375% 8/15/26 (a)	155,000	163,719
CommonSpirit Health
2.782% 10/01/30	165,000	174,691
HCA, Inc.
5.000% 3/15/24	647,000	727,858
5.125% 6/15/39	230,000	294,305
5.250% 6/15/49	525,000	693,418

	Principal Amount	Value
Molina Healthcare, Inc.
3.875% 11/15/30 (a)	$90,000	$96,525
5.375% STEP 11/15/22	225,000	238,219
Tenet Healthcare Corp.
4.625% 7/15/24	184,000	188,604
		4,363,384
Household Products & Wares — 0.1%
Central Garden & Pet Co.
5.125% 2/01/28	123,000	130,803
Spectrum Brands, Inc.
5.750% 7/15/25	245,000	252,987
		383,790
Insurance — 0.5%
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%
5.454% VRN 10/15/54 (a)	970,000	1,192,517
Teachers Insurance & Annuity Association of America
3.300% 5/15/50 (a)	500,000	544,862
		1,737,379
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.500% 8/15/30 (a)	250,000	265,313
4.500% 5/01/32 (a)	195,000	208,205
Charter Communications Operating LLC/Charter Communications Operating Capital
3.750% 2/15/28	92,000	103,153
4.800% 3/01/50	230,000	274,712
4.908% 7/23/25	205,000	238,097
5.750% 4/01/48	200,000	261,689
CSC Holdings LLC
5.375% 2/01/28 (a)	30,000	32,025
5.500% 5/15/26 (a)	200,000	208,000
Virgin Media Secured Finance PLC
5.500% 5/15/29 (a)	255,000	276,356
The Walt Disney Co.
2.650% 1/13/31	330,000	361,783
3.600% 1/13/51	475,000	574,987
		2,804,320
Mining — 0.1%
Indonesia Asahan Aluminium Persero PT
6.530% 11/15/28 (a)	200,000	250,659
Miscellaneous – Manufacturing — 0.2%
General Electric Co.
5.875% 1/14/38	244,000	330,703

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
6.750% 3/15/32	$300,000	$420,619
		751,322
Oil & Gas — 1.6%
Antero Resources Corp.
5.000% 3/01/25	364,000	345,800
5.125% 12/01/22	93,000	92,768
8.375% 7/15/26 (a) (b)	50,000	51,035
BP Capital Markets America, Inc.
3.000% 2/24/50	80,000	82,138
3.633% 4/06/30	190,000	221,343
Canadian Natural Resources Ltd.
3.850% 6/01/27	171,000	191,870
Equinor ASA
3.700% 4/06/50	155,000	186,797
Exxon Mobil Corp.
3.482% 3/19/30	155,000	180,263
4.327% 3/19/50	735,000	962,303
Noble Energy, Inc.
5.250% 11/15/43	140,000	201,103
Pertamina Persero PT
3.100% 8/27/30 (a)	400,000	426,990
Petrobras Global Finance BV
5.093% 1/15/30	201,000	224,617
Petroleos del Peru SA
4.750% 6/19/32 (a)	200,000	230,600
Petroleos Mexicanos
5.950% 1/28/31	395,000	394,012
6.625% 6/15/35	900,000	891,000
7.690% 1/23/50	115,000	115,949
Saudi Arabian Oil Co.
4.250% 4/16/39 (a)	200,000	234,517
Transocean Guardian Ltd.
5.875% 1/15/24 (a)	118,560	99,590
Transocean Pontus Ltd.
6.125% 8/01/25 (a)	134,940	128,192
Transocean Poseidon Ltd.
6.875% 2/01/27 (a)	98,000	89,180
		5,350,067
Oil & Gas Services — 0.1%
Transocean Proteus Ltd.
6.250% 12/01/24 (a)	49,800	46,750
USA Compression Partners LP / USA Compression Finance Corp.
6.875% 4/01/26	30,000	31,350
6.875% 9/01/27	96,000	102,487
		180,587

	Principal Amount	Value
Packaging & Containers — 0.4%
Amcor Finance USA, Inc.
3.625% 4/28/26	$650,000	$732,542
Graphic Packaging International LLC
4.125% 8/15/24	200,000	213,500
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (a)	30,000	30,592
Sealed Air Corp.
4.000% 12/01/27 (a)	30,000	32,025
5.500% 9/15/25 (a)	190,000	212,562
		1,221,221
Pharmaceuticals — 2.0%
AbbVie, Inc.
3.800% 3/15/25	250,000	278,795
4.250% 11/21/49	535,000	670,794
4.500% 5/14/35	165,000	207,252
4.875% 11/14/48	400,000	540,989
Bausch Health Cos., Inc.
5.500% 11/01/25 (a)	124,000	128,500
Bayer US Finance II LLC
4.250% 12/15/25 (a)	180,000	205,755
4.375% 12/15/28 (a)	850,000	999,784
4.625% 6/25/38 (a)	635,000	771,783
4.875% 6/25/48 (a)	505,000	650,400
Cigna Corp.
4.125% 11/15/25	800,000	921,618
CVS Health Corp.
5.050% 3/25/48	1,150,000	1,558,570
		6,934,240
Pipelines — 1.1%
Cheniere Energy Partners LP
5.250% 10/01/25	30,000	30,788
Energy Transfer Operating LP
4.950% 6/15/28	300,000	345,784
5.000% 5/15/50	130,000	140,776
5.150% 3/15/45	400,000	433,477
5.500% 6/01/27	254,000	298,958
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	300,000	322,515
4.650% 10/15/25	300,000	335,394
Rockies Express Pipeline LLC
4.800% 5/15/30 (a)	250,000	254,541
4.950% 7/15/29 (a)	200,000	208,024
Ruby Pipeline LLC
7.750% STEP 4/01/22 (a)	471,591	466,835

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sabine Pass Liquefaction LLC
5.750% 5/15/24	$290,000	$331,555
Sunoco Logistics Partners Operations LP
5.350% 5/15/45	50,000	55,081
5.400% 10/01/47	394,000	440,230
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	72,000	81,090
TransMontaigne Partners LP/TLP Finance Corp.
6.125% 2/15/26	81,000	81,405
		3,826,453
Real Estate Investment Trusts (REITS) — 1.4%
American Campus Communities Operating Partnership LP
3.750% 4/15/23	650,000	686,940
CyrusOne LP / CyrusOne Finance Corp.
2.150% 11/01/30	345,000	336,268
GLP Capital LP/GLP Financing II, Inc.
4.000% 1/15/30	35,000	38,019
5.250% 6/01/25	230,000	258,768
5.300% 1/15/29	310,000	358,654
5.375% 4/15/26	695,000	797,631
Healthpeak Properties, Inc.
4.250% 11/15/23	12,000	13,135
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.625% 5/01/24	100,000	108,615
SBA Communications Corp.
4.875% 9/01/24	98,000	100,522
SL Green Operating Partnership LP
3.250% 10/15/22	500,000	516,283
Ventas Realty LP
3.500% 2/01/25	1,500,000	1,651,948
		4,866,783
Retail — 0.1%
Walgreens Boots Alliance, Inc.
3.800% 11/18/24	25,000	27,631
4.800% 11/18/44	275,000	312,361
		339,992
Savings & Loans — 0.2%
Nationwide Building Society
3 mo. USD LIBOR + 1.181% 3.622% VRN 4/26/23 (a)	270,000	280,454

	Principal Amount	Value
3 mo. USD LIBOR + 1.064% 3.766% VRN 3/08/24 (a)	$375,000	$398,953
		679,407
Semiconductors — 0.2%
Intel Corp.
4.750% 3/25/50	500,000	697,781
Software — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.750% 3/01/25 (a)	144,000	146,880
SS&C Technologies, Inc.
5.500% 9/30/27 (a)	138,000	147,387
		294,267
Telecommunications — 2.5%
AT&T, Inc.
3.300% 2/01/52	55,000	54,531
3.500% 9/15/53 (a)	184,000	184,270
3.800% 12/01/57 (a)	1,641,000	1,714,741
4.300% 2/15/30	500,000	597,269
4.750% 5/15/46	310,000	382,388
5.250% 3/01/37	270,000	351,394
CenturyLink, Inc.
4.000% 2/15/27 (a)	76,000	78,470
Intelsat Jackson Holdings SA
8.500% 10/15/24 (a) (c)	171,000	122,265
9.750% 7/15/25 (a) (c)	585,000	421,200
Level 3 Financing, Inc.
5.375% 5/01/25	149,000	153,239
Sprint Corp.
7.875% 9/15/23	33,000	38,207
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.360% STEP 3/20/23 (a)	216,563	218,598
4.738% 9/20/29 (a)	1,250,000	1,353,862
T-Mobile USA, Inc.
2.550% 2/15/31 (a)	155,000	162,761
3.875% 4/15/30 (a)	290,000	335,878
4.375% 4/15/40 (a)	290,000	353,907
4.500% 2/01/26	104,000	106,323
4.750% 2/01/28	119,000	127,912
6.000% 3/01/23	206,000	206,258
6.000% 4/15/24	122,000	123,496
Vodafone Group PLC
4.875% 6/19/49	1,052,000	1,405,895
		8,492,864

TOTAL CORPORATE DEBT (Cost $67,198,692)		74,998,345

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 1.9%
City of New York NY, General Obligation
5.206% 10/01/31	$750,000	$945,802
Commonwealth of Massachusetts, General Obligation
3.000% 3/01/49	550,000	601,122
Greater Orlando Aviation Authority, Revenue Bond
4.000% 10/01/44	150,000	172,262
Jersey City Municipal Utilities Authority, Revenue Bond
5.470% 5/15/27	850,000	962,854
Los Angeles Unified School District, General Obligation
5.755% 7/01/29	1,000,000	1,289,470
New York City Water & Sewer System, Revenue Bond
4.000% 6/15/50	150,000	178,196
New York State Dormitory Authority
Revenue Bond, 4.000% 3/15/44	370,000	438,609
Revenue Bond, 5.289% 3/15/33	750,000	940,320
New York State Urban Development Corp., Revenue Bond
4.000% 3/15/43	185,000	218,413
Regents of the University of California Medical Center Pooled, Revenue Bond
3.256% 5/15/60	730,000	821,075
		6,568,123

TOTAL MUNICIPAL OBLIGATIONS (Cost $6,205,397)		6,568,123

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.9%
Commercial Mortgage-Backed Securities — 1.6%
BAMLL Commercial Mortgage Securities Trust, Series 2018-PARK, Class A,
4.091% VRN 8/10/38 (a) (d)	620,000	723,144
BX Trust, Series 2019-OC11, Class A
3.202% 12/09/41 (a)	180,000	197,602
CALI Mortgage Trust, Series 2019-101C, Class A
3.957% 3/10/39 (a)	415,000	485,094
CPT Mortgage Trust, Series 2019-CPT, Class A
2.865% 11/13/39 (a)	355,000	386,311

	Principal Amount	Value
DC Office Trust, Series 2019-MTC, Class A
2.965% 9/15/45 (a)	$375,000	$411,025
Hudson Yards Mortgage Trust
Series 2019-55HY, Class A, 2.943% VRN 12/10/41 (a) (d)	375,000	418,540
Series 2019-30HY, Class A, 3.228% 7/10/39 (a)	385,000	436,355
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class A
3.397% 6/05/39 (a)	385,000	439,470
MKT Mortgage Trust, Series 2020-525M, Class A
2.694% 2/12/40 (a)	465,000	499,564
Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class A
2.966% 12/15/38 (a)	375,000	391,670
One Bryant Park Trust, Series 2019-OBP, Class A
2.516% 9/15/54 (a)	490,000	523,991
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A,
3.834% VRN 1/15/32 (a) (d)	160,000	168,607
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1,
3.872% VRN 1/05/43 (a) (d)	185,000	194,425
		5,275,798
Home Equity Asset-Backed Securities — 0.9%
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class M1, 1 mo. USD LIBOR + .290%
0.438% FRN 8/25/36	2,199,000	2,167,856
Wells Fargo Home Equity Trust, Series 2004-2, Class M3, 1 mo. USD LIBOR + 1.050%
1.198% FRN 10/25/34	825,670	809,875
		2,977,731
Other Asset-Backed Securities — 2.7%
Aimco CLO Ltd., Series 2020-11A, Class A1, 3 mo. USD LIBOR + 1.380%
1.605% FRN 10/15/31 (a)	750,000	750,881
Allegro CLO XII Ltd., Series 2020-1A, Class A1, 3 mo. USD LIBOR + 1.250%
0.000% FRN 1/21/32 (a) (b)	850,000	850,000

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3,
4.517% VRN 10/25/46 (d)	$306,843	$293,899
Dryden Senior Loan Fund, Series 2013-26A, Class AR, 3 mo. USD LIBOR + .900%
1.137% FRN 4/15/29 (a)	975,000	970,534
LCM LP, Series 21A, Class AR, 3 mo. USD LIBOR + .880%
1.098% FRN 4/20/28 (a)	740,000	737,127
Magnetite Ltd.
Series 2012-7A, Class A1R2, 3 mo. USD LIBOR + .800% 1.037% FRN 1/15/28 (a)	1,000,000	993,712
Series 2019-21A, Class A, 3 mo. USD LIBOR + 1.280% 1.498% FRN 4/20/30 (a)	200,000	200,528
Morgan Stanley Capital, Inc. Trust, Series 2006-HE1, Class A4, 1 mo. USD LIBOR + .580%
0.728% FRN 1/25/36	1,548,234	1,505,759
Saxon Asset Securities Trust
Series 2007-2, Class A2C, 1 mo. USD LIBOR + .240% 0.388% FRN 5/25/47	1,995,815	1,657,901
Series 2005-1, Class M1, 1 mo. USD LIBOR + .690% 0.838% FRN 5/25/35	204,808	204,178
TCI-Flatiron CLO Ltd.
Series 2016-1A, Class AR2, 3 mo. USD LIBOR + 1.150% 0.000% FRN 1/17/32 (a) (b)	500,000	500,000
Series 2016-1A, Class AR, 3 mo. USD LIBOR + 1.220% 1.438% FRN 7/17/28 (a)	225,000	225,001
Voya CLO Ltd., Series 2014-3A, Class A1R, 3 mo. USD LIBOR + .720%
0.935% FRN 7/25/26 (a)	166,934	166,646
		9,056,166
Student Loans Asset-Backed Securities — 3.6%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%
0.848% FRN 7/25/56 (a)	512,344	505,147
Collegiate Funding Services Education Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .200%
0.451% FRN 3/28/35	1,500,000	1,446,146

	Principal Amount	Value
Navient Student Loan Trust, Series 2018-3A, Class A3, 1 mo. USD LIBOR + .800%
0.948% FRN 3/25/67 (a)	$630,000	$629,412
Nelnet Student Loan Trust, Series 2015-1A, Class A, 1 mo. USD LIBOR + .590%
0.738% FRN 4/25/46 (a)	936,552	920,671
Pennsylvania Higher Education Assistance Agency, Series 2013-3A, Class A, 1 mo. USD LIBOR + .750%
0.898% FRN 11/25/42 (a)	837,357	832,055
SLM Student Loan Trust
Series 2007-7, Class A4, 3 mo. USD LIBOR + .330% 0.545% FRN 1/25/22	753,278	718,505
Series 2012-7, Class A3, 1 mo. USD LIBOR + .650% 0.798% FRN 5/26/26	764,064	753,050
Series 2012-2, Class A, 1 mo. USD LIBOR + .700% 0.848% FRN 1/25/29	891,124	886,394
Series 2008-1, Class A4, 3 mo. USD LIBOR + .650% 0.865% FRN 1/25/22	724,054	711,960
Series 2012-1, Class A3, 1 mo. USD LIBOR + .950% 1.098% FRN 9/25/28	751,675	747,476
Series 2008-6, Class A4, 3 mo. USD LIBOR + 1.100% 1.315% FRN 7/25/23	1,111,253	1,078,209
Series 2008-9, Class A, 3 mo. USD LIBOR + 1.500% 1.715% FRN 4/25/23	837,160	841,555
Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850% 2.065% FRN 7/25/73	700,000	679,180
Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250% 2.465% FRN 10/25/83	1,430,000	1,413,563
		12,163,323
Whole Loan Collateral Collateralized Mortgage Obligations — 4.1%
American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 6 mo. USD LIBOR + 2.000%
2.254% FRN 6/25/45	780,818	769,090
Banc of America Funding Trust, Series 2016-R1, Class A1,
2.500% VRN 3/25/40 (a) (d)	384,648	384,475

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4,
3.647% VRN 3/25/37 (d)	$330,699	$319,840
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, 1 year CMT + 2.400%
2.530% FRN 10/25/35	251,056	252,293
Countrywide Alternative Loan Trust
Series 2006-OA6, Class 1A2, 1 mo. USD LIBOR + .420% 0.568% FRN 7/25/46	1,199,436	1,109,162
Series 2005-31, Class 2A1, 1 mo. USD LIBOR + .600% 0.748% FRN 8/25/35	1,177,101	1,037,415
Credit Suisse Mortgage Trust, Series 2018-RPL9, Class A,
3.850% VRN 9/25/57 (a) (d)	1,368,572	1,509,094
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1,
2.684% VRN 11/25/35 (d)	336,490	293,108
GS Mortgage-Backed Securities Trust, Series 2018-RPL1, Class A1A
3.750% 10/25/57 (a)	1,315,999	1,366,426
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A, 1 mo. USD LIBOR + .200%
0.352% FRN 11/19/36	1,612,979	1,356,639
Impac CMB Trust, Series 2005-1, Class 1A1, 1 mo. USD LIBOR + .520%
0.668% FRN 4/25/35	856,973	820,013
IndyMac Index Mortgage Loan Trust
Series 2006-AR27, Class 1A3, 1 mo. USD LIBOR + .270% 0.418% FRN 10/25/36	1,592,734	972,936
Series 2005-AR19, Class A1, 3.011% VRN 10/25/35 (d)	827,136	726,423
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A, 12 mo. MTA + .840%
1.582% FRN 11/26/46 (a)	298,133	289,926
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1, 1 mo. LIBOR + 1.070%
1.218% FRN 2/25/35	1,098,034	1,080,922
Washington Mutual Mortgage Pass-Through Certificates
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + .580% 0.728% FRN 10/25/45	583,875	572,349

	Principal Amount	Value
Series 2005-AR2, Class 2A21, 1 mo. USD LIBOR + .660% 0.808% FRN 1/25/45	$569,897	$554,549
Series 2006-1 Class 3A2, 5.750% 2/25/36	688,227	672,351
		14,087,011

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,993,636)		43,560,029

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Abu Dhabi Government International Bond
2.500% 9/30/29 (a)	200,000	215,816
Colombia Government International Bond
3.000% 1/30/30	200,000	209,602
Dominican Republic International Bond
4.500% 1/30/30 (a)	200,000	216,752
Mexico Government International Bond
2.659% 5/24/31	638,000	653,312
Panama Government International Bond
2.252% 9/29/32	200,000	206,000
3.160% 1/23/30	200,000	221,502
3.875% 3/17/28	200,000	229,502
Qatar Government International Bond
4.500% 4/23/28 (a)	200,000	242,250
Republic of South Africa Government International Bond
4.850% 9/30/29	250,000	265,356
Russian Foreign Bond
4.750% 5/27/26 (a)	200,000	230,936
Saudi Government International Bond
3.750% 1/21/55 (a)	200,000	218,290
Uruguay Government International Bond
4.375% 10/27/27	89,423	105,744
		3,015,062

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $2,874,059)		3,015,062

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 31.9%
Collateralized Mortgage Obligations — 2.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series S8FX, Class A2 3.291% 3/25/27	$1,775,000	$1,994,944
Federal Home Loan Mortgage Corp. REMICS
Series 4818, Class CA, 3.000% 4/15/48	404,408	429,123
Series 4639, Class HZ, 3.250% STEP 4/15/53	1,512,158	1,647,954
Series 4846, Class PA, 4.000% 6/15/47	450,332	478,312
Federal National Mortgage Association ACES (d) Series 2020-M10, Class X1 1.796% 12/25/30	909,216	126,548
Federal National Mortgage Association. REMICS
Series 2018-43, Class CT, 3.000% 6/25/48	733,082	777,585
Series 2018-57, Class QA, 3.500% 5/25/46	596,586	610,593
Series 2018-55, Class PA, 3.500% 1/25/47	349,410	362,965
Government National Mortgage Association
Series 2018-124, Class NW, 3.500% 9/20/48	544,438	584,383
Series 2019-15, Class GT, 3.500% 2/20/49	499,150	532,538
		7,544,945
Pass-Through Securities — 29.7%
Federal Home Loan Mortgage Corp.
Pool #G18592 3.000% 3/01/31	337,079	356,334
Pool #G18627 3.000% 1/01/32	980,180	1,035,557
Pool #G08710 3.000% 6/01/46	212,794	224,627
Pool #ZM1779 3.000% 9/01/46	1,042,255	1,099,971
Pool #G08726 3.000% 10/01/46	1,564,340	1,651,334
Pool #G08732 3.000% 11/01/46	564,374	595,231
Pool #G08741 3.000% 1/01/47	1,488,820	1,568,358
Pool #G07848 3.500% 4/01/44	1,818,675	2,022,984
Pool #G60023 3.500% 4/01/45	1,839,010	2,035,833
Pool #G08711 3.500% 6/01/46	754,073	807,857
Pool #G08716 3.500% 8/01/46	1,071,350	1,147,762
Pool #G67700 3.500% 8/01/46	935,770	1,025,687
Pool #G08722 3.500% 9/01/46	182,915	195,961
Pool #G08742 3.500% 1/01/47	808,822	865,752
Pool #G67703 3.500% 4/01/47	1,365,190	1,494,664

	Principal Amount	Value
Pool #G08757 3.500% 4/01/47	$231,634	$247,431
Pool #G67706 3.500% 12/01/47	1,289,956	1,411,085
Pool #ZA5103 3.500% 12/01/47	10,990	11,668
Pool #G67707 3.500% 1/01/48	3,210,441	3,529,965
Pool #G08800 3.500% 2/01/48	86,648	91,853
Pool #G67708 3.500% 3/01/48	332,255	361,053
Pool #G67710 3.500% 3/01/48	1,819,948	1,957,218
Pool #G08816 3.500% 6/01/48	755,360	800,266
Pool #G61556 3.500% 8/01/48	977,631	1,062,062
Pool #G60344 4.000% 12/01/45	1,052,368	1,165,963
Pool #G67711 4.000% 3/01/48	1,219,669	1,340,651
Pool #G67713 4.000% 6/01/48	5,655	6,186
Pool #G08843 4.500% 10/01/48	361,541	391,766
Pool #G08833 5.000% 7/01/48	264,965	293,761
Pool #G08844 5.000% 10/01/48	231,211	256,041
Federal National Mortgage Association
Pool #MA4152 2.000% 10/01/40	1,124,177	1,169,418
Pool #MA4176 2.000% 11/01/40	2,152,457	2,239,080
Pool #BL6060 2.455% 4/01/40	570,000	604,597
Pool #AM2808 2.700% 3/01/23	375,000	389,986
Pool #MA1607 3.000% 10/01/33	480,606	514,429
Pool #MA3811 3.000% 10/01/49	790,350	811,640
Pool #FN0039 3.182% VRN 9/01/27 (d)	639,636	720,321
Pool #AB4262 3.500% 1/01/32	418,329	451,328
Pool #MA1512 3.500% 7/01/33	219,460	236,429
Pool #MA1148 3.500% 8/01/42	1,432,560	1,563,471
Pool #CA0996 3.500% 1/01/48	245,458	266,585
Pool #MA3305 3.500% 3/01/48	63,922	67,745
Pool #BL1132 3.730% 1/01/29	920,000	1,089,891
Pool #MA1146 4.000% 8/01/42	598,172	658,098
Pool #AS9830 4.000% 6/01/47	393,670	423,882
Pool #MA3027 4.000% 6/01/47	483,736	520,860
Pool #AS9972 4.000% 7/01/47	386,032	414,693
Pool #931504 4.500% 7/01/39	64,912	72,863
Pool #CA1711 4.500% 5/01/48	373,933	406,491
Pool #CA1710 4.500% 5/01/48	1,098,764	1,190,931
Pool #CA2208 4.500% 8/01/48	700,494	759,515
Pool #AD6374 5.000% 5/01/40	16,804	19,376
Pool #AI2733 5.000% 5/01/41	115,944	133,509
Pool #977014 5.500% 5/01/38	24,003	28,203
Pool #985524 5.500% 6/01/38	17,575	20,644
Pool #988578 5.500% 8/01/38	128,461	150,885
Pool #995482 5.500% 1/01/39	94,820	111,282
Government National Mortgage Association II
Pool #MA4126 3.000% 12/20/46	1,309,869	1,378,328
Pool #MA4718 3.000% 9/20/47	148,987	156,727
Pool #MA4836 3.000% 11/20/47	550,772	579,385

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA6209 3.000% 10/20/49	$898,110	$920,070
Pool #MA3521 3.500% 3/20/46	519,545	560,754
Pool #MA3597 3.500% 4/20/46	162,420	175,302
Pool #MA3663 3.500% 5/20/46	241,980	261,173
Pool #MA3937 3.500% 9/20/46	197,509	212,990
Pool #MA4127 3.500% 12/20/46	682,256	735,091
Pool #MA4262 3.500% 2/20/47	745,069	802,070
Pool #MA4382 3.500% 4/20/47	201,467	216,566
Pool #MA4719 3.500% 9/20/47	265,167	284,045
Pool #MA4837 3.500% 11/20/47	542,131	580,726
Pool #MA4900 3.500% 12/20/47	1,968,414	2,104,858
Pool #MA4653 4.000% 8/20/47	102,152	110,030
Pool #MA4838 4.000% 11/20/47	447,159	481,364
Pool #MA4901 4.000% 12/20/47	194,920	209,830
Pool #MA5078 4.000% 3/20/48	741,189	797,422
Pool #MA5466 4.000% 9/20/48	790,855	849,373
Pool #MA5399 4.500% 8/20/48	1,533,288	1,656,906
Pool #MA3666 5.000% 5/20/46	151,938	173,829
Pool #MA4199 5.000% 1/20/47	173,552	198,721
Pool #MA4454 5.000% 5/20/47	297,182	331,271
Pool #MA4722 5.000% 9/20/47	371,841	413,331
Government National Mortgage Association II TBA
2.000% 1/21/51 (b)	6,625,000	6,927,266
2.500% 1/21/51 (b)	3,800,000	4,022,062
Uniform Mortgage Backed Securities TBA
1.500% 1/16/36 (b)	1,675,000	1,723,941
2.000% 1/16/36 (b)	300,000	313,734
2.000% 1/14/51 (b)	13,700,000	14,235,156
2.000% 2/12/51 (b)	10,650,000	11,048,959
2.500% 1/14/51 (b)	1,600,000	1,686,750
2.500% 2/12/51 (b)	2,150,000	2,262,623
		100,501,686

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $104,538,333)		108,046,631

U.S. TREASURY OBLIGATIONS — 40.5%
U.S. Treasury Bonds & Notes — 40.5%
U.S. Treasury Bond
1.625% 11/15/50	17,565,000	17,498,453
U.S. Treasury Note
0.125% 10/31/22	16,415,000	16,416,666
0.125% 11/30/22	43,595,000	43,598,479
0.125% 12/31/22	13,390,000	13,391,034
0.250% 12/31/25	26,335,000	26,355,320

	Principal Amount	Value
0.375% 11/30/25	$14,920,000	$14,941,058
0.875% 11/15/30	5,149,000	5,131,620
		137,332,630

TOTAL U.S. TREASURY OBLIGATIONS (Cost $137,236,580)		137,332,630

TOTAL BONDS & NOTES (Cost $363,384,435)		375,949,751

TOTAL LONG-TERM INVESTMENTS (Cost $363,384,435)		375,949,751

SHORT-TERM INVESTMENTS — 1.2%
Commercial Paper — 0.2%
Ford Motor Credit Co.
2.920% 1/08/21 (a)	750,000	749,845

Sovereign Debt Obligation — 1.0%
Japan Treasury Discount Bill 0.000% 3/15/21 JPY (e)	360,000,000	3,487,216

TOTAL SHORT-TERM INVESTMENTS (Cost $4,204,922)		4,237,061

TOTAL INVESTMENTS — 112.1% (Cost $367,589,357) (f)		380,186,812

Other Assets/(Liabilities) — (12.1)%		(40,929,708)

NET ASSETS — 100.0%		$339,257,104

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
REMICS	Real Estate Mortgage Investment Conduits
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2020, the aggregate market value of these securities amounted to $39,230,577 or 11.56% of net assets.

(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2020, these securities amounted to a value of $543,465 or 0.16% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2020.

(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs International*	3/15/21	USD	3,459,227	JPY	360,000,000	$(30,073)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	3/22/21	1	$216,534	$(2,971)

Short
U.S. Treasury Ultra 10 Year	3/22/21	6	$(941,518)	$3,362

* Contracts are subject to a Master Netting Agreement.

Currency Legend

JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements
Statements of Assets and Liabilities December 31, 2020

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value - unaffiliated issuers (Note 2) (a)	$18,433,219	$20,433,917
Investments, at value - affiliated issuers (Notes 2 & 7) (b)	416,719,597	462,986,948
Repurchase agreements, at value (Note 2) (c)	—	—
Other short-term investments, at value (Note 2) (d)	—	—
Total investments (e)	435,152,816	483,420,865
Receivables from:
Investments sold
Regular delivery	995,965	658,976
Fund shares sold	3,169	76,072
Interest and dividends	—	—
Total assets	436,151,950	484,155,913
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Fund shares repurchased	996,437	732,107
Collateral held for securities on loan (Note 2) (f)	—	—
Trustees’ fees and expenses (Note 3)	41,796	50,918
Affiliates (Note 3):
Administration fees	—	—
Investment advisory fees	38,031	41,258
Service fees	219,895	237,693
Accrued expense and other liabilities	25,217	25,677
Total liabilities	1,321,376	1,087,653
Net assets	$434,830,574	$483,068,260
Net assets consist of:
Paid-in capital	$396,869,583	$435,979,497
Accumulated Gain (Loss)	37,960,991	47,088,763
Net assets	$434,830,574	$483,068,260

(a)	Cost of investments - unaffiliated issuers:	$17,328,414	$18,490,746
(b)	Cost of investments - affiliated issuers:	$382,535,833	$424,626,975
(c)	Cost of repurchase agreements:	$—	$—
(d)	Cost of other short-term investments:	$—	$—
(e)	Securities on loan with market value of:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$25,690,068	$41,373,735	$9,447,154	$257,741,838	$61,118,911	$944,760,769	$532,690,474
1,854,504,460	1,204,874,662	150,934,016	—	—	—	—
—	—	—	—	—	—	997,767
—	—	—	—	—	—	100
1,880,194,528	1,246,248,397	160,381,170	257,741,838	61,118,911	944,760,769	533,688,341

2,218,653	1,892,069	5,891	10,177,455	1,099,436	321,707	2,850,387
4,454	13,460	1,944	327	681	2,669	12,358
—	—	—	—	—	—	50,363
1,882,417,635	1,248,153,926	160,389,005	267,919,620	62,219,028	945,085,145	536,601,449

—	—	—	—	—	—	1,972,187
2,211,810	1,897,538	6,918	10,176,357	1,099,770	318,829	770,998
—	—	—	—	—	—	75,834
188,776	153,827	11,123	10,903	5,283	73,513	39,041

—	—	—	55,458	12,894	199,755	—
159,963	108,289	13,441	33,275	7,736	155,710	333,834
989,317	523,930	56,699	155,301	37,014	586,040	111,177
26,173	25,914	25,447	24,151	25,766	23,770	67,104
3,576,039	2,709,498	113,628	10,455,445	1,188,463	1,357,617	3,370,175
$1,878,841,596	$1,245,444,428	$160,275,377	$257,464,175	$61,030,565	$943,727,528	$533,231,274

$1,701,095,251	$1,082,050,099	$142,007,001	$141,085,402	$48,350,495	$804,494,417	$203,382,119
177,746,345	163,394,329	18,268,376	116,378,773	12,680,070	139,233,111	329,849,155
$1,878,841,596	$1,245,444,428	$160,275,377	$257,464,175	$61,030,565	$943,727,528	$533,231,274

$24,830,089	$34,697,759	$7,387,050	$156,446,097	$49,313,484	$829,260,902	$261,715,120
$1,715,938,950	$1,093,643,846	$137,638,126	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$997,767
$—	$—	$—	$—	$—	$—	$100
$—	$—	$—	$—	$—	$—	$127,286

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$96,649,296	$109,924,125
Shares outstanding (a)	9,347,306	10,647,278
Net asset value, offering price and redemption price per share	$10.34	$10.32
Service Class shares:
Net assets	$338,181,278	$373,144,135
Shares outstanding (a)	33,086,015	36,513,997
Net asset value, offering price and redemption price per share	$10.22	$10.22
Service Class I shares:
Net assets	$—	$—
Shares outstanding (a)	—	—
Net asset value, offering price and redemption price per share	$—	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$303,037,054	$456,817,209	$66,654,830	$—	$—	$—	$351,503,573
27,958,768	48,682,870	6,300,840	—	—	—	17,136,250
$10.84	$9.38	$10.58	$—	$—	$—	$20.51

$1,575,804,542	$788,627,219	$93,620,547	$—	$—	$—	$181,727,701
147,236,440	84,892,152	9,008,695	—	—	—	9,365,223
$10.70	$9.29	$10.39	$—	$—	$—	$19.40

$—	$—	$—	$257,464,175	$61,030,565	$943,727,528	$—
—	—	—	13,166,048	5,640,523	77,581,716	—
$—	$—	$—	$19.56	$10.82	$12.16	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Equity Income Fund	MML Equity Index Fund
Assets:
Investments, at value (Note 2) (a)	$450,222,088	$649,777,927
Repurchase agreements, at value (Note 2) (b)	2,144,321	2,861,066
Other short-term investments, at value (Note 2) (c)	1,075	859,968
Total investments (d)	452,367,484	653,498,961
Foreign currency, at value (e)	—	—
Receivables from:
Investments sold
Regular delivery	3,018,058	—
Fund shares sold	228,903	69,939
Variation margin on open derivative instruments (Note 2)	—	27,089
Interest and dividends	793,037	481,308
Foreign taxes withheld	9,733	—
Total assets	456,417,215	654,077,297
Liabilities:
Payables for:
Investments purchased
Regular delivery	488,611	—
Fund shares repurchased	4,569,445	699,290
Collateral held for securities on loan (Note 2) (f)	2,861,044	257,366
Trustees’ fees and expenses (Note 3)	59,547	77,461
Affiliates (Note 3):
Administration fees	—	56,618
Investment advisory fees	287,801	52,053
Service fees	48,996	27,277
Due to custodian	—	—
Commitment and Contingent Liabilities (Note 10)	—	—
Accrued expense and other liabilities	49,300	65,452
Total liabilities	8,364,744	1,235,517
Net assets	$448,052,471	$652,841,780
Net assets consist of:
Paid-in capital	$347,849,482	$325,538,119
Accumulated Gain (Loss)	100,202,989	327,303,661
Net assets	$448,052,471	$652,841,780

(a)	Cost of investments:	$366,934,621	$358,065,484
(b)	Cost of repurchase agreements:	$2,144,321	$2,861,066
(c)	Cost of other short-term investments:	$1,075	$859,930
(d)	Securities on loan with market value of:	$4,667,160	$689,696
(e)	Cost of foreign currency:	$—	$—
(f)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Growth & Income Fund	MML Income & Growth Fund

$292,541,267	$277,871,851	$181,992,509	$193,432,301	$402,025,124	$154,115,842	$268,379,142
2,221,301	—	—	1,776,367	1,159,807	224,561	966,808
—	—	—	—	—	—	—
294,762,568	277,871,851	181,992,509	195,208,668	403,184,931	154,340,403	269,345,950
—	73,714	156	62,924	2	—	—

2,662,161	1,099,520	2,342,933	—	—	1,160,359	491,507
1,356	13,560	1,233	45,676	45,427	5,371	85,944
—	—	—	—	—	—	—
307,880	139,110	86,756	189,533	206,610	89,365	345,130
—	694,653	—	2,275	522,897	—	—
297,733,965	279,892,408	184,423,587	195,509,076	403,959,867	155,595,498	270,268,531

123	—	1,664,216	154,421	—	—	—
394,726	2,167,159	275,094	251,726	598,335	88,544	332,639
—	1,384,583	293,570	—	4,798,170	—	1,223,750
9,579	43,199	14,673	20,181	19,322	19,924	26,700

37,925	—	23,434	25,023	50,670	—	—
172,875	200,980	93,735	100,095	202,680	65,161	148,236
12,271	5,161	11,942	9,534	10,826	30,095	16,192
—	1,222,182	587,537	—	—	—	34,658
—	—	—	—	—	—	—
50,634	40,413	32,509	39,225	72,522	32,793	47,123
678,133	5,063,677	2,996,710	600,205	5,752,525	236,517	1,829,298
$297,055,832	$274,828,731	$181,426,877	$194,908,871	$398,207,342	$155,358,981	$268,439,233

$230,032,674	$253,946,515	$128,328,396	$163,035,962	$270,461,633	$76,346,763	$233,700,499
67,023,158	20,882,216	53,098,481	31,872,909	127,745,709	79,012,218	34,738,734
$297,055,832	$274,828,731	$181,426,877	$194,908,871	$398,207,342	$155,358,981	$268,439,233

$245,447,713	$254,866,786	$147,645,752	$160,777,851	$310,436,416	$85,862,095	$226,313,894
$2,221,301	$—	$—	$1,776,367	$1,159,807	$224,561	$966,808
$—	$—	$—	$—	$—	$—	$—
$—	$7,004,774	$6,799,022	$—	$10,278,531	$—	$1,197,240
$—	$73,388	$154	$59,604	$2	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML Equity Income Fund	MML Equity Index Fund
Initial Class shares:
Net assets	$365,381,608	$—
Shares outstanding (a)	35,533,113	—
Net asset value, offering price and redemption price per share	$10.28	$—
Class I shares:
Net assets	$—	$61,002,433
Shares outstanding (a)	—	2,098,510
Net asset value, offering price and redemption price per share	$—	$29.07
Class II shares:
Net assets	$—	$239,889,660
Shares outstanding (a)	—	8,260,123
Net asset value, offering price and redemption price per share	$—	$29.04
Class III shares:
Net assets	$—	$307,588,838
Shares outstanding	—	10,615,107
Net asset value, offering price and redemption price per share	$—	$28.98
Service Class shares:
Net assets	$82,670,863	$—
Shares outstanding (a)	8,155,848	—
Net asset value, offering price and redemption price per share	$10.14	$—
Service Class I shares:
Net assets	$—	$44,360,849
Shares outstanding (a)	—	1,597,989
Net asset value, offering price and redemption price per share	$—	$27.76

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Growth & Income Fund	MML Income & Growth Fund

$—	$266,505,508	$—	$—	$—	$105,572,691	$241,441,380
—	26,609,691	—	—	—	5,142,680	24,149,166
$—	$10.02	$—	$—	$—	$20.53	$10.00

$—	$—	$—	$—	$361,660,127	$—	$—
—	—	—	—	25,915,981	—	—
$—	$—	$—	$—	$13.96	$—	$—

$277,370,006	$—	$161,496,346	$178,953,055	$18,460,923	$—	$—
38,237,276	—	15,057,866	15,406,490	1,290,233	—	—
$7.25	$—	$10.73	$11.62	$14.31	$—	$—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
$—	$—	$—	$—	$—	$—	$—

$—	$8,323,223	$—	$—	$—	$49,786,290	$26,997,853
—	836,100	—	—	—	2,449,344	2,744,896
$—	$9.95	$—	$—	$—	$20.33	$9.84

$19,685,826	$—	$19,930,531	$15,955,816	$18,086,292	$—	$—
2,819,919	—	1,932,969	1,405,953	1,314,265	—	—
$6.98	$—	$10.31	$11.35	$13.76	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML International Equity Fund	MML Large Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$162,333,693	$141,952,073
Repurchase agreements, at value (Note 2) (b)	4,051,484	939,592
Other short-term investments, at value (Note 2) (c)	—	—
Total investments (d)	166,385,177	142,891,665
Cash	—	—
Foreign currency, at value (e)	739	—
Receivables from:
Investments sold
Regular delivery	268,322	—
Delayed delivery	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	18	18,112
Collateral pledged for open futures contracts (Note 2)	—	—
Investment adviser (Note 3)	12,864	—
Interest and dividends	34,118	50,194
Interest tax reclaim	—	—
Foreign taxes withheld	620,244	51,561
Total assets	167,321,482	143,011,532
Liabilities:
Payables for:
Investments purchased
Regular delivery	90,892	—
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (f)	—	—
Open forward contracts (Note 2)	2,916	—
Fund shares repurchased	168,307	176,017
Payable for premium on purchased options	—	—
Collateral held for securities on loan (Note 2) (g)	—	—
Trustees’ fees and expenses (Note 3)	12,043	17,190
Variation margin on open derivative instruments (Note 2)	—	—
Affiliates (Note 3):
Administration fees	21,284	—
Investment advisory fees	113,516	78,349
Service fees	3,989	13,224
Due to custodian	—	—
Accrued expense and other liabilities	192,818	37,170
Total liabilities	605,765	321,950
Net assets	$166,715,717	$142,689,582
Net assets consist of:
Paid-in capital	$162,683,704	$64,287,952
Accumulated Gain (Loss)	4,032,013	78,401,630
Net assets	$166,715,717	$142,689,582

(a)	Cost of investments:	$141,140,492	$80,843,905
(b)	Cost of repurchase agreements:	$4,051,484	$939,592
(c)	Cost of other short-term investments:	$—	$—
(d)	Securities on loan with market value of:	$—	$—
(e)	Cost of foreign currency:	$730	$—
(f)	Premiums on written options:	$—	$—
(g)	Non-cash collateral is not included.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund	MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$136,626,529	$546,911,840	$397,898,931	$222,385,622	$91,989,088	$192,695,219	$375,949,751
2,709,183	10,695,884	2,326,692	1,482,608	320,755	1,974,455	—
—	372	—	—	100	—	4,237,061
139,335,712	557,608,096	400,225,623	223,868,230	92,309,943	194,669,674	380,186,812
—	—	104,030	—	—	—	53,610
29,882	—	—	12	—	—	2

3,392,734	2,045,346	1,129,393	1,936,596	624,285	540,390	1,909,901
—	—	—	—	—	—	11,220,729
—	—	41,868	—	—	—	—
6,412,974	33,378	310,299	2,351	599	1,009	2,982
—	—	—	—	—	—	531,000
—	—	—	—	—	—	—
102,781	115,864	694,054	89,260	49,569	212,780	1,099,165
—	—	—	—	—	—	967
—	—	8,392	—	—	—	—
149,274,083	559,802,684	402,513,659	225,896,449	92,984,396	195,423,853	395,005,168

—	498,957	330,140	202,838	3,635	294,119	373,856
—	—	—	—	—	—	54,594,352
4,423,200	—	—	—	—	—	—
—	—	245,082	—	—	—	30,073
3,031	2,197,057	1,619,825	10,574,606	180,990	8,476,277	447,079
993,277	—	—	—	—	—	—
33,892	3,925,556	—	3,122,111	243,686	—	—
33,278	46,343	54,535	33,137	10,660	26,334	35,372
—	—	—	—	—	—	551

—	—	—	—	11,740	—	43,249
87,427	360,350	287,832	191,526	62,615	124,292	115,331
16,859	71,429	30,836	18,047	15,612	13,529	30,792
—	—	—	504,767	—	—	—
87,783	65,485	62,819	37,496	32,837	42,157	77,409
5,678,747	7,165,177	2,631,069	14,684,528	561,775	8,976,708	55,748,064
$143,595,336	$552,637,507	$399,882,590	$211,211,921	$92,422,621	$186,447,145	$339,257,104

$92,533,545	$277,300,315	$335,564,501	$117,200,344	$61,534,514	$159,699,792	$302,938,378
51,061,791	275,337,192	64,318,089	94,011,577	30,888,107	26,747,353	36,318,726
$143,595,336	$552,637,507	$399,882,590	$211,211,921	$92,422,621	$186,447,145	$339,257,104

$82,426,614	$366,199,249	$339,593,107	$159,243,823	$66,617,945	$161,431,878	$363,384,435
$2,709,183	$10,695,884	$2,326,692	$1,482,608	$320,755	$1,974,455	$—
$—	$372	$—	$—	$100	$—	$4,204,922
$46,787	$15,904,553	$—	$25,628,995	$3,698,970	$3,953,829	$—
$28,943	$—	$—	$11	$—	$—	$1
$3,546,460	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Assets and Liabilities December 31, 2020

	MML International Equity Fund	MML Large Cap Growth Fund
Initial Class shares:
Net assets	$—	$120,463,912
Shares outstanding (a)	—	8,615,202
Net asset value, offering price and redemption price per share	$—	$13.98
Class II shares:
Net assets	$159,694,310	$—
Shares outstanding (a)	16,003,376	—
Net asset value, offering price and redemption price per share	$9.98	$—
Service Class shares:
Net assets	$—	$22,225,670
Shares outstanding (a)	—	1,657,612
Net asset value, offering price and redemption price per share	$—	$13.41
Service Class I shares:
Net assets	$7,021,407	$—
Shares outstanding (a)	710,459	—
Net asset value, offering price and redemption price per share	$9.88	$—

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund	MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$116,694,301	$434,829,655	$348,613,600	$180,047,254	$—	$164,144,677	$—
8,467,007	24,023,856	32,907,325	10,677,485	—	15,009,081	—
$13.78	$18.10	$10.59	$16.86	$—	$10.94	$—

$—	$—	$—	$—	$65,955,405	$—	$288,004,668
—	—	—	—	4,325,832	—	25,521,663
$—	$—	$—	$—	$15.25	$—	$11.28

$26,901,035	$117,807,852	$51,268,990	$31,164,667	$—	$22,302,468	$—
1,968,115	6,892,094	4,939,303	2,013,469	—	2,066,029	—
$13.67	$17.09	$10.38	$15.48	$—	$10.79	$—

$—	$—	$—	$—	$26,467,216	$—	$51,252,436
—	—	—	—	1,805,756	—	4,601,984
$—	$—	$—	$—	$14.66	$—	$11.14

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2020

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends - unaffiliated issuers (a)	$798,944	$877,301
Dividends - affiliated issuers (Note 7)	3,696,504	4,571,670
Interest	—	—
Securities lending net income	—	—
Total investment income	4,495,448	5,448,971
Expenses (Note 3):
Investment advisory fees	413,186	497,326
Custody fees	20,705	20,776
Audit fees	33,741	33,996
Legal fees	7,528	11,868
Proxy fees	1,113	1,114
Shareholder reporting fees	16,559	18,789
Trustees’ fees	19,071	23,699
	511,903	607,568
Administration fees:
Service Class I	—	—
Distribution and Service fees:
Service Class	795,959	949,710
Service Class I	—	—
Total expenses:	1,307,862	1,557,278
Net investment income (loss)	3,187,586	3,891,693
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions - unaffiliated issuers	206,471	355,051
Investment transactions - affiliated issuers (Note 7)	(550,908)	(2,375,384)
Foreign currency transactions	—	—
Realized gain distributions - unaffiliated issuers	218,049	286,657
Realized gain distributions - affiliated issuers (Note 7)	9,825,722	14,235,270
Net realized gain (loss)	9,699,334	12,501,594
Net change in unrealized appreciation (depreciation) on:
Investment transactions - unaffiliated issuers	408,837	650,731
Investment transactions - affiliated issuers (Note 7)	27,786,373	31,363,751
Translation of assets and liabilities in foreign currencies	—	—
Net change in unrealized appreciation (depreciation)	28,195,210	32,014,482
Net realized gain (loss) and change in unrealized appreciation (depreciation)	37,894,544	44,516,076
Net increase (decrease) in net assets resulting from operations	$41,082,130	$48,407,769

(a)	Net of foreign withholding tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund	MML Blue Chip Growth Fund

$2,434,441	$1,969,855	$237,552	$1,203,917	$496,413	$16,679,165	$2,053,522
19,235,856	14,439,828	1,570,980	—	—	—	—
—	—	—	—	—	—	2,951
—	—	—	—	—	—	6,428
21,670,297	16,409,683	1,808,532	1,203,917	496,413	16,679,165	2,062,901

1,918,121	1,384,291	148,694	323,718	85,267	1,817,242	3,588,939
21,008	20,881	20,498	—	—	6,411	52,211
37,547	36,222	33,138	33,234	32,920	35,011	39,672
45,411	33,137	3,570	4,404	1,159	18,714	10,500
1,114	1,114	1,114	1,114	1,114	1,114	1,114
47,956	37,184	11,651	13,456	10,006	28,414	56,848
90,303	65,601	6,968	9,753	2,703	43,606	22,024
2,161,460	1,578,430	225,633	385,679	133,169	1,950,512	3,771,308

—	—	—	539,530	142,111	2,328,203	—

3,951,907	2,176,103	214,509	—	—	—	387,287
—	—	—	539,530	142,111	2,328,203	—
6,113,367	3,754,533	440,142	1,464,739	417,391	6,606,918	4,158,595
15,556,930	12,655,150	1,368,390	(260,822)	79,022	10,072,247	(2,095,694)

8,744,526	4,835,576	(229,467)	9,972,400	874,130	6,192,668	60,385,153
(16,152,946)	(10,673,906)	(1,342,522)	—	—	—	—
—	—	—	—	—	—	343
1,033,547	1,028,554	182,267	5,119,609	—	12,841,245	—
65,160,874	58,143,018	7,171,752	—	—	—	—
58,786,001	53,333,242	5,782,030	15,092,009	874,130	19,033,913	60,385,496

(6,390,596)	411,680	1,355,454	79,479,443	6,485,352	69,309,779	91,947,481
106,644,620	84,243,906	9,955,458	—	—	—	—
—	—	—	—	—	—	(24)
100,254,024	84,655,586	11,310,912	79,479,443	6,485,352	69,309,779	91,947,457
159,040,025	137,988,828	17,092,942	94,571,452	7,359,482	88,343,692	152,332,953
$174,596,955	$150,643,978	$18,461,332	$94,310,630	$7,438,504	$98,415,939	$150,237,259

$—	$—	$—	$—	$—	$—	$1,235

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2020

	MML Equity Income Fund	MML Equity Index Fund
Investment income (Note 2):
Dividends (a)	$13,016,094	$10,615,858
Interest	81,822	11,041
Securities lending net income	26,125	8,106
Non cash income	—	25,830
Total investment income	13,124,041	10,660,835
Expenses (Note 3):
Investment advisory fees	3,201,140	558,957
Custody fees	36,465	46,699
Audit fees	38,563	39,886
Legal fees	12,735	14,274
Proxy fees	1,114	1,114
Shareholder reporting fees	51,527	67,999
Trustees’ fees	20,406	26,891
	3,361,950	755,820
Administration fees:
Class I	—	164,268
Class II	—	313,856
Service Class I	—	126,446
Distribution and Service fees:
Service Class	187,306	—
Service Class I	—	105,372
Total expenses	3,549,256	1,465,762
Expenses waived (Note 3):
Initial Class advisory fees waived	(105,570)	—
Class II advisory fees waived	—	—
Service Class advisory fees waived	(22,476)	—
Service Class I advisory fees waived	—	—
Net expenses:	3,421,210	1,465,762
Net investment income (loss)	9,702,831	9,195,073
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	7,501,902	31,016,027
Futures contracts	184,306	567,137
Foreign currency transactions	798	—
Net realized gain (loss)	7,687,006	31,583,164
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(10,565,523)	62,952,812
Futures contracts	—	16,001
Translation of assets and liabilities in foreign currencies	(1,080)	—
Net change in unrealized appreciation (depreciation)	(10,566,603)	62,968,813
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(2,879,597)	94,551,977
Net increase (decrease) in net assets resulting from operations	$6,823,234	$103,747,050

(a)	Net of foreign withholding tax of:	$199,199	$—

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Equity Fund	MML Fundamental Value Fund	MML Global Fund	MML Growth & Income Fund	MML Income & Growth Fund

$5,957,506	$6,752,177	$2,373,096	$4,857,658	$6,760,837	$2,273,753	$6,400,586
8,844	4,305	2,282	7,940	4,971	5,619	16,817
5,750	16,614	28,093	1,522	15,925	673	2,261
—	—	—	—	—	—	—
5,972,100	6,773,096	2,403,471	4,867,120	6,781,733	2,280,045	6,419,664

2,069,939	2,374,170	946,257	1,169,353	2,427,427	712,132	1,703,963
23,422	16,442	25,927	27,191	88,498	21,744	25,868
38,433	41,709	38,135	38,311	42,113	38,173	39,170
6,926	5,916	3,313	4,284	9,056	3,106	7,854
1,114	1,114	1,114	1,114	1,114	1,114	1,114
37,080	38,536	28,232	26,014	47,061	23,827	34,502
13,952	13,228	6,963	9,169	18,835	6,617	12,590
2,190,866	2,491,115	1,049,941	1,275,436	2,634,104	806,713	1,825,061

—	—	—	—	558,059	—	—
427,662	—	207,769	271,060	24,525	—	—
27,374	—	25,677	21,278	24,273	—	—

—	20,847	—	—	—	111,023	61,953
45,623	—	42,795	35,464	40,456	—	—
2,691,525	2,511,962	1,326,182	1,603,238	3,281,417	917,736	1,887,014

—	(91,639)	—	—	—	—	—
—	—	(7,406)	(36,141)	—	—	—
—	(2,908)	—	—	—	—	—
—	—	(1,008)	(2,837)	—	—	—
2,691,525	2,417,415	1,317,768	1,564,260	3,281,417	917,736	1,887,014
3,280,575	4,355,681	1,085,703	3,302,860	3,500,316	1,362,309	4,532,650

16,894,896	(6,244,680)	17,949,074	(3,923,838)	33,396,516	9,115,123	(11,849,121)
—	—	—	—	—	—	—
(3,109)	(166,259)	(8,658)	2,406	(16,962)	(2,235)	—
16,891,787	(6,410,939)	17,940,416	(3,921,432)	33,379,554	9,112,888	(11,849,121)

16,223,936	15,287,232	15,353,807	5,431,589	13,686,859	9,054,175	11,417,007
—	—	—	—	—	—	—
(123)	52,162	2	3,053	42,593	(41)	—
16,223,813	15,339,394	15,353,809	5,434,642	13,729,452	9,054,134	11,417,007
33,115,600	8,928,455	33,294,225	1,513,210	47,109,006	18,167,022	(432,114)
$36,396,175	$13,284,136	$34,379,928	$4,816,070	$50,609,322	$19,529,331	$4,100,536

$23,721	$615,076	$10,553	$31,243	$463,288	$21,881	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Operations For the Year Ended December 31, 2020

	MML International Equity Fund	MML Large Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$2,025,753	$1,071,219
Interest	5,915	2,316
Securities lending net income	8,335	123
Non cash income	121,258	—
Total investment income	2,161,261	1,073,658
Expenses (Note 3):
Investment advisory fees	1,242,930	845,744
Custody fees	92,277	21,997
Audit fees	52,997	38,099
Legal fees	3,363	2,810
Proxy fees	1,114	1,114
Shareholder reporting fees	26,874	22,504
Trustees’ fees	7,481	5,900
	1,427,036	938,168
Administration fees:
Class II	224,371	—
Service Class I	8,678	—
Distribution and Service fees:
Service Class	—	46,393
Service Class I	14,464	—
Total expenses	1,674,549	984,561
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(102,466)	—
Service Class I fees reimbursed by adviser	(3,957)	—
Initial Class advisory fees waived	—	—
Class II advisory fees waived	—	—
Service Class advisory fees waived	—	—
Service Class I advisory fees waived	—	—
Net expenses:	1,568,126	984,561
Net investment income (loss)	593,135	89,097
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(14,973,562)	17,606,300
Futures contracts	—	—
Written options	—	—
Swap agreements	—	—
Foreign currency transactions	(10,244)	—
Forward contracts	(111,452)	—
Net realized gain (loss)	(15,095,258)	17,606,300
Net change in unrealized appreciation (depreciation) on:
Investment transactions	22,502,405 *	20,787,845
Futures contracts	—	—
Written options	—	—
Swap agreements	—	—
Translation of assets and liabilities in foreign currencies	50,792	—
Forward contracts	19,395	—
Net change in unrealized appreciation (depreciation)	22,572,592	20,787,845
Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,477,334	38,394,145
Net increase (decrease) in net assets resulting from operations	$8,070,469	$38,483,242

(a)	Net of foreign withholding tax of:	$237,974	$38,920
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$(109,368)	$—

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund	MML Mid Cap Growth Fund	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund	MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$2,577,090	$3,087,334	$9,794,575	$1,433,177	$1,092,244	$3,118,186	$—
5,972	49,526	9,314	4,438	2,735	4,753	8,247,883
651	35,982	20,340	69,064	45,677	4,646	7,482
—	—	—	—	—	—	—
2,583,713	3,172,842	9,824,229	1,506,679	1,140,656	3,127,585	8,255,365

1,052,174	3,916,355	3,295,001	1,918,242	684,846	1,308,435	1,387,943
363,597	59,382	64,819	40,553	28,981	32,864	101,821
38,190	39,684	39,489	40,633	38,748	38,285	57,761
4,178	11,054	11,791	3,971	1,863	3,767	16,411
1,114	1,114	1,114	1,114	1,114	1,114	1,114
27,110	64,919	47,965	26,978	18,016	25,635	50,861
6,770	23,547	18,810	8,719	4,192	8,497	16,679
1,493,133	4,116,055	3,478,989	2,040,210	777,760	1,418,597	1,632,590

—	—	—	—	94,231	—	457,226
—	—	—	—	34,178	—	63,253

69,277	262,155	116,682	62,626	—	49,562	—
—	—	—	—	56,963	—	105,421
1,562,410	4,378,210	3,595,671	2,102,836	963,132	1,468,159	2,258,490

—	—	—	—	—	—	(27,620)
—	—	—	—	—	—	(3,203)
—	—	—	(36,295)	—	—	—
—	—	—	—	(31,405)	—	—
—	—	—	(5,735)	—	—	—
—	—	—	—	(11,398)	—	—
1,562,410	4,378,210	3,595,671	2,060,806	920,329	1,468,159	2,227,667
1,021,303	(1,205,368)	6,228,558	(554,127)	220,327	1,659,426	6,027,698

25,426,334	96,918,378	6,278,148	32,030,508	5,638,218	(5,515,350)	15,432,085
—	—	—	—	—	—	2,614,368
(14,687,208)	—	—	—	—	—	80,096
—	—	—	—	—	—	18,450
—	4	(11,414)	(716)	—	—	286,694
—	—	(1,392,959)	—	—	—	144,777
10,739,126	96,918,382	4,873,775	32,029,792	5,638,218	(5,515,350)	18,576,470

(4,239,405)	31,264,718	(2,003,420)	30,418,630	774,734	15,147,890	5,134,626
—	—	—	—	—	—	79,794
341,641	—	—	—	—	—	—
—	—	—	—	—	—	(395)
590	—	195	(29)	—	—	(148)
—	—	119,269	—	—	—	(107,168)
(3,897,174)	31,264,718	(1,883,956)	30,418,601	774,734	15,147,890	5,106,709
6,841,952	128,183,100	2,989,819	62,448,393	6,412,952	9,632,540	23,683,179
$7,863,255	$126,977,732	$9,218,377	$61,894,266	$6,633,279	$11,291,966	$29,710,877

$—	$6,449	$114,230	$3,431	$2,064	$16,056	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,187,586	$9,728,483
Net realized gain (loss)	9,699,334	10,627,600
Net change in unrealized appreciation (depreciation)	28,195,210	36,659,219
Net increase (decrease) in net assets resulting from operations	41,082,130	57,015,302
Distributions to shareholders (Note 2):
Initial Class	(5,143,809)	(5,987,929)
Service Class	(17,167,168)	(19,874,970)
Total distributions	(22,310,977)	(25,862,899)
Net fund share transactions (Note 5):
Initial Class	(3,006,178)	(2,731,337)
Service Class	11,117,616	(17,500,386)
Increase (decrease) in net assets from fund share transactions	8,111,438	(20,231,723)
Total increase (decrease) in net assets	26,882,591	10,920,680
Net assets
Beginning of year	407,947,983	397,027,303
End of year	$434,830,574	$407,947,983

The accompanying notes are an integral part of the financial statements.

MML Balanced Allocation Fund		MML Moderate Allocation Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$3,891,693	$11,251,106	$15,556,930	$38,604,248
12,501,594	16,442,426	58,786,001	81,319,671
32,014,482	53,288,160	100,254,024	235,039,836
48,407,769	80,981,692	174,596,955	354,963,755

(7,252,946)	(8,806,961)	(24,418,984)	(31,558,407)
(22,625,157)	(28,322,059)	(108,694,392)	(144,073,299)
(29,878,103)	(37,129,020)	(133,113,376)	(175,631,706)

(19,721,783)	(837,627)	(80,376,454)	(2,709,458)
(50,072,660)	(16,089,521)	(211,957,239)	(86,865,404)
(69,794,443)	(16,927,148)	(292,333,693)	(89,574,862)
(51,264,777)	26,925,524	(250,850,114)	89,757,187

534,333,037	507,407,513	2,129,691,710	2,039,934,523
$483,068,260	$534,333,037	$1,878,841,596	$2,129,691,710

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Growth Allocation Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$12,655,150	$22,650,964
Net realized gain (loss)	53,333,242	86,057,251
Net change in unrealized appreciation (depreciation)	84,655,586	180,346,855
Net increase (decrease) in net assets resulting from operations	150,643,978	289,055,070
Distributions to shareholders (Note 2):
Initial Class	(43,790,723)	(58,967,879)
Service Class	(72,284,951)	(99,752,639)
Service Class I	—	—
Total distributions	(116,075,674)	(158,720,518)
Net fund share transactions (Note 5):
Initial Class	(128,925,894)	(12,292,505)
Service Class	(211,691,232)	(18,633,415)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(340,617,126)	(30,925,920)
Total increase (decrease) in net assets	(306,048,822)	99,408,632
Net assets
Beginning of year	1,551,493,250	1,452,084,618
End of year	$1,245,444,428	$1,551,493,250

The accompanying notes are an integral part of the financial statements.

MML Aggressive Allocation Fund		MML American Funds Growth Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,368,390	$1,642,529	$(260,822)	$570,854
5,782,030	8,932,582	15,092,009	23,576,540
11,310,912	21,689,527	79,479,443	23,915,036
18,461,332	32,264,638	94,310,630	48,062,430

(5,424,704)	(6,937,589)	—	—
(7,141,143)	(9,487,948)	—	—
—	—	(24,143,106)	(24,103,348)
(12,565,847)	(16,425,537)	(24,143,106)	(24,103,348)

(3,763,403)	5,117,999	—	—
(5,252,856)	3,031,713	—	—
—	—	(9,739,042)	10,716,727
(9,016,259)	8,149,712	(9,739,042)	10,716,727
(3,120,774)	23,988,813	60,428,482	34,675,809

163,396,151	139,407,338	197,035,693	162,359,884
$160,275,377	$163,396,151	$257,464,175	$197,035,693

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML American Funds International Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$79,022	$587,822
Net realized gain (loss)	874,130	3,242,397
Net change in unrealized appreciation (depreciation)	6,485,352	8,463,025
Net increase (decrease) in net assets resulting from operations	7,438,504	12,293,244
Distributions to shareholders (Note 2):
Initial Class	—	—
Service Class	—	—
Service Class I	(3,830,988)	(4,781,345)
Total distributions	(3,830,988)	(4,781,345)
Net fund share transactions (Note 5):
Initial Class	—	—
Service Class	—	—
Service Class I	(6,520,093)	(281,004)
Increase (decrease) in net assets from fund share transactions	(6,520,093)	(281,004)
Total increase (decrease) in net assets	(2,912,577)	7,230,895
Net assets
Beginning of year	63,943,142	56,712,247
End of year	$61,030,565	$63,943,142

The accompanying notes are an integral part of the financial statements.

MML American Funds Core Allocation Fund		MML Blue Chip Growth Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$10,072,247	$15,031,237	$(2,095,694)	$(687,556)
19,033,913	47,561,727	60,385,496	42,327,464
69,309,779	101,458,840	91,947,457	61,935,453
98,415,939	164,051,804	150,237,259	103,575,361

—	—	(28,187,061)	(35,871,142)
—	—	(14,108,057)	(16,692,604)
(66,435,525)	(93,729,834)	—	—
(66,435,525)	(93,729,834)	(42,295,118)	(52,563,746)

—	—	(28,085,143)	12,687,751
—	—	11,700,654	24,456,475
(89,664,279)	(24,961,620)	—	—
(89,664,279)	(24,961,620)	(16,384,489)	37,144,226
(57,683,865)	45,360,350	91,557,652	88,155,841

1,001,411,393	956,051,043	441,673,622	353,517,781
$943,727,528	$1,001,411,393	$533,231,274	$441,673,622

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Equity Income Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,702,831	$10,031,026
Net realized gain (loss)	7,687,006	30,331,581
Net change in unrealized appreciation (depreciation)	(10,566,603)	67,301,960
Net increase (decrease) in net assets resulting from operations	6,823,234	107,664,567
Distributions to shareholders (Note 2):
Initial Class	(33,362,820)	(42,720,131)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	(6,937,635)	(9,473,801)
Service Class I	—	—
Total distributions	(40,300,455)	(52,193,932)
Net fund share transactions (Note 5):
Initial Class	(3,989,422)	(7,947,021)
Class I	—	—
Class II	—	—
Class III	—	—
Service Class	1,860,902	1,853,062
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(2,128,520)	(6,093,959)
Total increase (decrease) in net assets	(35,605,741)	49,376,676
Net assets
Beginning of year	483,658,212	434,281,536
End of year	$448,052,471	$483,658,212

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund		MML Focused Equity Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$9,195,073	$9,942,919	$3,280,575	$2,441,289
31,583,164	144,142,248	16,891,787	13,584,276
62,968,813	15,562,877	16,223,813	29,678,837
103,747,050	169,648,044	36,396,175	45,704,402

—	—	—	—
(14,127,801)	(6,401,570)	—	—
(55,432,137)	(22,586,203)	(15,078,907)	(6,676,411)
(72,635,801)	(28,794,121)	—	—
—	—	—	—
(11,098,783)	(5,197,860)	(965,147)	(359,769)
(153,294,522)	(62,979,754)	(16,044,054)	(7,036,180)

—	—	—	—
7,721,363	(2,739,783)	—	—
47,903,400	23,140,448	(38,935,605)	213,720,336
62,143,583	(187,859,189)	—	—
—	—	—	—
2,542,609	(1,480,399)	(146,693)	4,141,530
120,310,955	(168,938,923)	(39,082,298)	217,861,866
70,763,483	(62,270,633)	(18,730,177)	256,530,088

582,078,297	644,348,930	315,786,009	59,255,921
$652,841,780	$582,078,297	$297,055,832	$315,786,009

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Foreign Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,355,681	$8,348,387
Net realized gain (loss)	(6,410,939)	9,956,326
Net change in unrealized appreciation (depreciation)	15,339,394	20,356,755
Net increase (decrease) in net assets resulting from operations	13,284,136	38,661,468
Distributions to shareholders (Note 2):
Initial Class	(17,462,978)	(9,912,550)
Class II	—	—
Service Class	(543,157)	(286,467)
Service Class I	—	—
Total distributions	(18,006,135)	(10,199,017)
Net fund share transactions (Note 5):
Initial Class	(36,310,172)	(14,265,626)
Class II	—	—
Service Class	(1,326,175)	(370,549)
Service Class I	—	—
Increase (decrease) in net assets from fund share transactions	(37,636,347)	(14,636,175)
Total increase (decrease) in net assets	(42,358,346)	13,826,276
Net assets
Beginning of year	317,187,077	303,360,801
End of year	$274,828,731	$317,187,077

The accompanying notes are an integral part of the financial statements.

MML Fundamental Equity Fund		MML Fundamental Value Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,085,703	$68,369	$3,302,860	$2,563,533
17,940,416	21,078,335	(3,921,432)	24,764,253
15,353,809	10,219,628	5,434,642	12,445,472
34,379,928	31,366,332	4,816,070	39,773,258

—	—	—	—
(19,054,687)	(19,254,998)	(25,483,413)	(23,310,264)
—	—	—	—
(2,117,974)	(2,735,384)	(1,948,736)	(1,954,060)
(21,172,661)	(21,990,382)	(27,432,149)	(25,264,324)

—	—	—	—
47,483,118	3,267,738	5,991,538	11,979,316
—	—	—	—
3,342,612	4,203,610	1,366,155	1,875,998
50,825,730	7,471,348	7,357,693	13,855,314
64,032,997	16,847,298	(15,258,386)	28,364,248

117,393,880	100,546,582	210,167,257	181,803,009
$181,426,877	$117,393,880	$194,908,871	$210,167,257

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Global Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,500,316	$4,484,567
Net realized gain (loss)	33,379,554	15,833,070
Net change in unrealized appreciation (depreciation)	13,729,452	61,687,460
Net increase (decrease) in net assets resulting from operations	50,609,322	82,005,097
Distributions to shareholders (Note 2):
Initial Class	—	—
Class I	(18,839,748)	(15,070,765)
Class II	(790,380)	(629,501)
Service Class	—	—
Service Class I	(805,077)	(555,133)
Total distributions	(20,435,205)	(16,255,399)
Net fund share transactions (Note 5):
Initial Class	—	—
Class I	(76,941,427)	172,732,658
Class II	(819,659)	(822,522)
Service Class	—	—
Service Class I	(383,206)	(394,382)
Increase (decrease) in net assets from fund share transactions	(78,144,292)	171,515,754
Total increase (decrease) in net assets	(47,970,175)	237,265,452
Net assets
Beginning of year	446,177,517	208,912,065
End of year	$398,207,342	$446,177,517

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund		MML Income & Growth Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,362,309	$1,358,018	$4,532,650	$5,603,860
9,112,888	10,419,392	(11,849,121)	837,054
9,054,134	27,355,920	11,417,007	55,148,141
19,529,331	39,133,330	4,100,536	61,589,055

(7,969,735)	(10,219,127)	(5,619,340)	(14,273,421)
—	—	—	—
—	—	—	—
(3,654,039)	(4,037,009)	(526,027)	(1,555,938)
—	—	—	—
(11,623,774)	(14,256,136)	(6,145,367)	(15,829,359)

(6,641,960)	(3,966,803)	(30,951,611)	(7,635,976)
—	—	—	—
—	—	—	—
1,144,590	5,326,441	(2,290,359)	706,203
—	—	—	—
(5,497,370)	1,359,638	(33,241,970)	(6,929,773)
2,408,187	26,236,832	(35,286,801)	38,829,923

152,950,794	126,713,962	303,726,034	264,896,111
$155,358,981	$152,950,794	$268,439,233	$303,726,034

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML International Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$593,135	$5,381,324
Net realized gain (loss)	(15,095,258)	4,767,503
Net change in unrealized appreciation (depreciation)	22,572,592	28,879,787
Net increase (decrease) in net assets resulting from operations	8,070,469	39,028,614
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(9,804,482)	(14,661,848)
Service Class	—	—
Service Class I	(359,225)	(485,036)
Total distributions	(10,163,707)	(15,146,884)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(16,570,534)	746,447
Service Class	—	—
Service Class I	160,875	1,283,718
Increase (decrease) in net assets from fund share transactions	(16,409,659)	2,030,165
Total increase (decrease) in net assets	(18,502,897)	25,911,895
Net assets
Beginning of year	185,218,614	159,306,719
End of year	$166,715,717	$185,218,614

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund		MML Managed Volatility Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$89,097	$422,714	$1,021,303	$1,549,347
17,606,300	5,929,936	10,739,126	(7,510,563)
20,787,845	21,742,607	(3,897,174)	23,038,840
38,483,242	28,095,257	7,863,255	17,077,624

(5,597,296)	(11,308,969)	(1,569,290)	(2,006,227)
—	—	—	—
(908,084)	(1,872,436)	(317,733)	(406,901)
—	—	—	—
(6,505,380)	(13,181,405)	(1,887,023)	(2,413,128)

(2,445,427)	(1,197,387)	(12,572,220)	(8,893,357)
—	—	—	—
1,491,809	4,147,375	(4,945,193)	(1,232,645)
—	—	—	—
(953,618)	2,949,988	(17,517,413)	(10,126,002)
31,024,244	17,863,840	(11,541,181)	4,538,494

111,665,338	93,801,498	155,136,517	150,598,023
$142,689,582	$111,665,338	$143,595,336	$155,136,517

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Mid Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,205,368)	$343,584
Net realized gain (loss)	96,918,382	49,632,163
Net change in unrealized appreciation (depreciation)	31,264,718	77,318,464
Net increase (decrease) in net assets resulting from operations	126,977,732	127,294,211
Distributions to shareholders (Note 2):
Initial Class	(39,651,202)	(51,794,275)
Service Class	(10,615,548)	(14,171,452)
Total distributions	(50,266,750)	(65,965,727)
Net fund share transactions (Note 5):
Initial Class	(34,986,822)	30,146,826
Service Class	(5,231,458)	7,002,228
Increase (decrease) in net assets from fund share transactions	(40,218,280)	37,149,054
Total increase (decrease) in net assets	36,492,702	98,477,538
Net assets
Beginning of year	516,144,805	417,667,267
End of year	$552,637,507	$516,144,805

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund		MML Small Cap Growth Equity Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$6,228,558	$6,851,877	$(554,127)	$(172,814)
4,873,775	771,372	32,029,792	23,812,506
(1,883,956)	99,841,377	30,418,601	32,140,744
9,218,377	107,464,626	61,894,266	55,780,436

(6,322,018)	(43,755,980)	(19,885,569)	(29,446,089)
(737,517)	(5,898,516)	(3,402,966)	(4,374,302)
(7,059,535)	(49,654,496)	(23,288,535)	(33,820,391)

(42,695,740)	(5,655,588)	(24,000,920)	(1,213,463)
(1,944,447)	3,501,883	154,503	4,571,433
(44,640,187)	(2,153,705)	(23,846,417)	3,357,970
(42,481,345)	55,656,425	14,759,314	25,318,015

442,363,935	386,707,510	196,452,607	171,134,592
$399,882,590	$442,363,935	$211,211,921	$196,452,607

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Statements of Changes in Net Assets

	MML Small Company Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$220,327	$187,423
Net realized gain (loss)	5,638,218	4,385,906
Net change in unrealized appreciation (depreciation)	774,734	16,789,543
Net increase (decrease) in net assets resulting from operations	6,633,279	21,362,872
Distributions to shareholders (Note 2):
Initial Class	—	—
Class II	(3,344,244)	(10,637,023)
Service Class	—	—
Service Class I	(1,232,924)	(3,412,926)
Total distributions	(4,577,168)	(14,049,949)
Net fund share transactions (Note 5):
Initial Class	—	—
Class II	(9,870,059)	2,181,798
Service Class	—	—
Service Class I	(254,063)	4,158,602
Increase (decrease) in net assets from fund share transactions	(10,124,122)	6,340,400
Total increase (decrease) in net assets	(8,068,011)	13,653,323
Net assets
Beginning of year	100,490,632	86,837,309
End of year	$92,422,621	$100,490,632

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund		MML Total Return Bond Fund
Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$1,659,426	$2,015,024	$6,027,698	$9,364,596
(5,515,350)	7,561,569	18,576,470	13,369,874
15,147,890	26,811,318	5,106,709	10,120,500
11,291,966	36,387,911	29,710,877	32,854,970

(8,658,051)	(22,035,759)	—	—
—	—	(10,430,481)	(10,406,581)
(1,079,794)	(2,792,250)	—	—
—	—	(1,499,979)	(895,462)
(9,737,845)	(24,828,009)	(11,930,460)	(11,302,043)

(16,891,084)	5,435,238	—	—
—	—	(69,935,507)	(31,647,275)
(1,013,863)	3,006,628	—	—
—	—	15,399,108	7,003,083
(17,904,947)	8,441,866	(54,536,399)	(24,644,192)
(16,350,826)	20,001,768	(36,755,982)	(3,091,265)

202,797,971	182,796,203	376,013,086	379,104,351
$186,447,145	$202,797,971	$339,257,104	$376,013,086

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.95	$ 0.09	$ 0.86	$ 0.95	$ (0.27)	$ (0.29)	$ (0.56)	$ 10.34	9.93%	$ 96,649	0.12%	0.95%
12/31/19	9.23	0.25	1.13	1.38	(0.28)	(0.38)	(0.66)	9.95	15.20%	95,290	0.13%	2.55%
12/31/18	10.01	0.22	(0.55)	(0.33)	(0.25)	(0.20)	(0.45)	9.23	(3.50%)	90,797	0.12%	2.22%
12/31/17	9.63	0.22	0.70	0.92	(0.23)	(0.31)	(0.54)	10.01	9.62%	107,294	0.12%	2.23%
12/31/16	9.83	0.20	0.37	0.57	(0.24)	(0.53)	(0.77)	9.63	5.78%	112,989	0.12%	2.01%
Service Class
12/31/20	$ 9.84	$ 0.07	$ 0.85	$ 0.92	$ (0.25)	$ (0.29)	$ (0.54)	$ 10.22	9.67%	$ 338,181	0.37%	0.72%
12/31/19	9.13	0.22	1.12	1.34	(0.25)	(0.38)	(0.63)	9.84	14.93%	312,658	0.38%	2.31%
12/31/18	9.90	0.19	(0.53)	(0.34)	(0.23)	(0.20)	(0.43)	9.13	(3.70%)	306,230	0.37%	1.94%
12/31/17	9.53	0.20	0.68	0.88	(0.20)	(0.31)	(0.51)	9.90	9.33%	368,843	0.37%	2.00%
12/31/16	9.74	0.18	0.35	0.53	(0.21)	(0.53)	(0.74)	9.53	5.48%	364,364	0.37%	1.80%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	43%	29%	18%	14%	24%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.89	$ 0.09	$ 0.94	$ 1.03	$ (0.26)	$ (0.34)	$ (0.60)	$ 10.32	10.93%	$ 109,924	0.12%	0.97%
12/31/19	9.12	0.23	1.27	1.50	(0.26)	(0.47)	(0.73)	9.89	16.75%	125,465	0.12%	2.32%
12/31/18	10.16	0.20	(0.61)	(0.41)	(0.24)	(0.39)	(0.63)	9.12	(4.47%)	116,177	0.12%	2.00%
12/31/17	9.70	0.21	0.88	1.09	(0.20)	(0.43)	(0.63)	10.16	11.48%	139,773	0.12%	2.06%
12/31/16	10.05	0.18	0.43	0.61	(0.24)	(0.72)	(0.96)	9.70	6.15%	134,716	0.12%	1.84%
Service Class
12/31/20	$ 9.80	$ 0.07	$ 0.92	$ 0.99	$ (0.23)	$ (0.34)	$ (0.57)	$ 10.22	10.65%	$ 373,144	0.37%	0.72%
12/31/19	9.03	0.20	1.27	1.47	(0.23)	(0.47)	(0.70)	9.80	16.61%	408,868	0.37%	2.07%
12/31/18	10.07	0.17	(0.61)	(0.44)	(0.21)	(0.39)	(0.60)	9.03	(4.76%)	391,230	0.37%	1.76%
12/31/17	9.62	0.18	0.88	1.06	(0.18)	(0.43)	(0.61)	10.07	11.21%	459,581	0.37%	1.82%
12/31/16	9.98	0.16	0.42	0.58	(0.22)	(0.72)	(0.94)	9.62	5.82%	438,996	0.37%	1.62%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	22%	28%	17%	15%	18%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.53	$ 0.10	$ 0.95	$ 1.05	$ (0.26)	$ (0.48)	$ (0.74)	$ 10.84	10.54%	$ 303,037	0.11%	1.04%
12/31/19	9.71	0.21	1.54	1.75	(0.28)	(0.65)	(0.93)	10.53	18.58%	378,044	0.12%	2.05%
12/31/18	11.00	0.19	(0.73)	(0.54)	(0.24)	(0.51)	(0.75)	9.71	(5.48%)	349,719	0.11%	1.79%
12/31/17	10.38	0.20	1.15	1.35	(0.20)	(0.53)	(0.73)	11.00	13.33%	417,670	0.11%	1.84%
12/31/16	10.66	0.18	0.54	0.72	(0.23)	(0.77)	(1.00)	10.38	6.89%	411,730	0.11%	1.69%
Service Class
12/31/20	$ 10.41	$ 0.08	$ 0.92	$ 1.00	$ (0.23)	$ (0.48)	$ (0.71)	$ 10.70	10.16%	$1,575,805	0.36%	0.76%
12/31/19	9.60	0.18	1.53	1.71	(0.25)	(0.65)	(0.90)	10.41	18.36%	1,751,648	0.37%	1.78%
12/31/18	10.88	0.16	(0.72)	(0.56)	(0.21)	(0.51)	(0.72)	9.60	(5.70%)	1,690,215	0.36%	1.54%
12/31/17	10.28	0.17	1.14	1.31	(0.18)	(0.53)	(0.71)	10.88	12.99%	2,047,202	0.36%	1.60%
12/31/16	10.57	0.15	0.53	0.68	(0.20)	(0.77)	(0.97)	10.28	6.59%	1,968,981	0.36%	1.45%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	19%	28%	15%	13%	14%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.04	$ 0.09	$ 0.98	$ 1.07	$ (0.18)	$ (0.55)	$ (0.73)	$ 9.38	12.76%	$ 456,817	0.11%	1.07%
12/31/19	8.35	0.15	1.55	1.70	(0.22)	(0.79)	(1.01)	9.04	21.21%	573,104	0.12%	1.64%
12/31/18	9.75	0.14	(0.73)	(0.59)	(0.18)	(0.63)	(0.81)	8.35	(6.90%)	536,767	0.11%	1.47%
12/31/17	9.16	0.15	1.28	1.43	(0.15)	(0.69)	(0.84)	9.75	16.07%	647,613	0.11%	1.53%
12/31/16	9.69	0.13	0.58	0.71	(0.19)	(1.05)	(1.24)	9.16	7.57%	607,088	0.11%	1.38%
Service Class
12/31/20	$ 8.96	$ 0.07	$ 0.97	$ 1.04	$ (0.16)	$ (0.55)	$ (0.71)	$ 9.29	12.47%	$ 788,627	0.36%	0.82%
12/31/19	8.28	0.12	1.54	1.66	(0.19)	(0.79)	(0.98)	8.96	20.93%	978,390	0.37%	1.40%
12/31/18	9.67	0.12	(0.73)	(0.61)	(0.15)	(0.63)	(0.78)	8.28	(7.10%)	915,318	0.36%	1.22%
12/31/17	9.09	0.12	1.28	1.40	(0.13)	(0.69)	(0.82)	9.67	15.81%	1,080,728	0.36%	1.27%
12/31/16	9.63	0.11	0.56	0.67	(0.16)	(1.05)	(1.21)	9.09	7.23%	1,001,718	0.36%	1.13%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	18%	29%	17%	16%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.16	$ 0.10	$ 1.15	$ 1.25	$ (0.16)	$ (0.67)	$ (0.83)	$ 10.58	13.35%	$ 66,655	0.15%	1.08%
12/31/19	9.20	0.12	1.99	2.11	(0.21)	(0.94)	(1.15)	10.16	23.93%	67,730	0.15%	1.24%
12/31/18	10.68	0.12	(0.90)	(0.78)	(0.15)	(0.55)	(0.70)	9.20	(8.12%)	56,195	0.15%	1.10%
12/31/17	9.67	0.12	1.65	1.77	(0.12)	(0.64)	(0.76)	10.68	18.77%	66,517	0.15%	1.17%
12/31/16	10.10	0.11	0.72	0.83	(0.16)	(1.10)	(1.26)	9.67	8.54%	58,438	0.15%	1.09%
Service Class
12/31/20	$ 9.99	$ 0.07	$ 1.13	$ 1.20	$ (0.13)	$ (0.67)	$ (0.80)	$ 10.39	13.08%	$ 93,621	0.40%	0.80%
12/31/19	9.06	0.09	1.96	2.05	(0.18)	(0.94)	(1.12)	9.99	23.65%	95,667	0.40%	0.95%
12/31/18	10.54	0.09	(0.90)	(0.81)	(0.12)	(0.55)	(0.67)	9.06	(8.44%)	83,212	0.40%	0.87%
12/31/17	9.56	0.10	1.62	1.72	(0.10)	(0.64)	(0.74)	10.54	18.44%	90,246	0.40%	0.95%
12/31/16	10.00	0.08	0.72	0.80	(0.14)	(1.10)	(1.24)	9.56	8.28%	73,617	0.40%	0.84%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	17%	32%	19%	20%	19%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 14.33	$ (0.02)	$ 7.11	$ 7.09	$ (0.12)	$ (1.74)	$ (1.86)	$ 19.56	51.49%	$ 257,464	0.68%	N/A	(0.12%)
12/31/19	12.70	0.04	3.53	3.57	(0.05)	(1.89)	(1.94)	14.33	30.33%	197,036	0.69%	0.69%[l]	0.31%
12/31/18	14.37	0.00[d]	0.15	0.15	(0.04)	(1.78)	(1.82)	12.70	(0.73%)	162,360	0.69%	0.69%[l]	0.01%
12/31/17	12.37	0.01	3.31	3.32	(0.04)	(1.28)	(1.32)	14.37	27.78%	171,896	0.68%	0.68%[l]	0.07%
12/31/16	14.53	0.05	1.16	1.21	(0.03)	(3.34)	(3.37)	12.37	9.00%	139,841	0.69%	0.69%[l]	0.37%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	8%	12%	12%	11%	8%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 10.19	$ 0.01	$ 1.25	$ 1.26	$ (0.10)	$ (0.53)	$ (0.63)	$ 10.82	13.44%	$ 61,031	0.73%	N/A	0.14%
12/31/19	9.07	0.09	1.83	1.92	(0.28)	(0.52)	(0.80)	10.19	22.31%	63,943	0.74%	0.73%	0.96%
12/31/18	10.93	0.13	(1.55)	(1.42)	(0.09)	(0.35)	(0.44)	9.07	(13.52%)	56,712	0.73%	0.70%	1.24%
12/31/17	9.12	0.08	2.73	2.81	(0.09)	(0.91)	(1.00)	10.93	31.65%	66,931	0.72%	0.70%	0.80%
12/31/16	9.63	0.09	0.21	0.30	(0.11)	(0.70)	(0.81)	9.12	2.97%	53,972	0.72%	0.70%	0.94%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	5%	8%	11%	9%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Service Class I
12/31/20	$ 11.72	$ 0.12	$ 1.15	$ 1.27	$ (0.20)	$ (0.63)	$ (0.83)	$ 12.16	11.39%	$ 943,728	0.71%	1.08%
12/31/19	10.98	0.18	1.72	1.90	(0.29)	(0.87)	(1.16)	11.72	18.12%	1,001,411	0.71%	1.52%
12/31/18	12.60	0.17	(0.69)	(0.52)	(0.22)	(0.88)	(1.10)	10.98	(4.84%)	956,051	0.71%	1.41%
12/31/17	11.94	0.16	1.56	1.72	(0.18)	(0.88)	(1.06)	12.60	14.94%	1,094,274	0.71%	1.25%
12/31/16	12.08	0.16	0.92	1.08	(0.24)	(0.98)	(1.22)	11.94	8.97%	941,450	0.71%	1.29%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate[x]	14%	16%	15%	16%	7%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 16.49	$ (0.06)	$ 5.68	$ 5.62	$ —	$ (1.60)	$ (1.60)	$ 20.51	34.40%	$ 351,504	0.78%	(0.35%)
12/31/19	14.60	(0.02)	4.16	4.14	—	(2.25)	(2.25)	16.49	29.84%	304,381	0.79%	(0.09%)
12/31/18	17.41	(0.00)[d]	0.86	0.86	—	(3.67)	(3.67)	14.60	1.88%	254,050	0.79%	(0.02%)
12/31/17	13.98	0.00[d]	4.93	4.93	(0.00)[d]	(1.50)	(1.50)	17.41	36.22%	301,054	0.80%	0.00%[e]
12/31/16	15.79	0.00[d]	0.13	0.13	—	(1.94)	(1.94)	13.98	0.91%	332,688	0.79%	0.03%
Service Class
12/31/20	$ 15.71	$ (0.10)	$ 5.39	$ 5.29	$ —	$ (1.60)	$ (1.60)	$ 19.40	34.00%	$ 181,728	1.03%	(0.60%)
12/31/19	14.03	(0.05)	3.98	3.93	—	(2.25)	(2.25)	15.71	29.56%	137,293	1.04%	(0.35%)
12/31/18	16.88	(0.05)	0.87	0.82	—	(3.67)	(3.67)	14.03	1.68%	99,468	1.04%	(0.26%)
12/31/17	13.62	(0.04)	4.80	4.76	—	(1.50)	(1.50)	16.88	35.89%	77,091	1.05%	(0.25%)
12/31/16	15.47	(0.03)	0.12	0.09	—	(1.94)	(1.94)	13.62	0.65%	47,411	1.04%	(0.22%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	26%	33%	28%	25%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.18	$ 0.22	$ (0.22)	$ 0.00[d]	$ (0.23)	$ (0.67)	$ (0.90)	$ 10.28	1.34%	$ 365,382	0.79%	0.76%	2.32%
12/31/19	10.04	0.24	2.25	2.49	(0.27)	(1.08)	(1.35)	11.18	26.45%	396,909	0.78%	0.75%	2.22%
12/31/18	12.50	0.26	(1.23)	(0.97)	(0.24)	(1.25)	(1.49)	10.04	(9.36%)	358,947	0.79%	0.76%	2.17%
12/31/17	11.78	0.23	1.58	1.81	(0.27)	(0.82)	(1.09)	12.50	16.33%	440,607	0.79%	0.76%	1.93%
12/31/16	11.29	0.27	1.73	2.00	(0.25)	(1.26)	(1.51)	11.78	18.68%	413,304	0.79%	0.77%	2.33%
Service Class
12/31/20	$ 11.03	$ 0.19	$ (0.20)	$ (0.01)	$ (0.21)	$ (0.67)	$ (0.88)	$ 10.14	1.17%	$ 82,671	1.04%	1.01%	2.06%
12/31/19	9.92	0.21	2.22	2.43	(0.24)	(1.08)	(1.32)	11.03	26.12%	86,749	1.03%	1.00%	1.98%
12/31/18	12.37	0.23	(1.22)	(0.99)	(0.21)	(1.25)	(1.46)	9.92	(9.60%)	75,335	1.04%	1.01%	1.92%
12/31/17	11.68	0.20	1.56	1.76	(0.25)	(0.82)	(1.07)	12.37	15.97%	86,193	1.04%	1.01%	1.68%
12/31/16	11.20	0.24	1.72	1.96	(0.22)	(1.26)	(1.48)	11.68	18.46%	77,647	1.04%	1.02%	2.10%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	32%	18%	19%	25%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/20	$ 32.46	$ 0.42	$ 4.71	$ 5.13	$ (0.55)	$ (7.97)	$ (8.52)	$ 29.07	18.06%	$ 61,002	0.43%	1.43%
12/31/19	28.09	0.48	7.71	8.19	(0.90)	(2.92)	(3.82)	32.46	30.86%	57,944	0.44%	1.51%
12/31/18	31.01	0.49	(1.76)	(1.27)	(0.50)	(1.15)	(1.65)	28.09	(4.80%)	51,998	0.43%	1.57%
12/31/17	26.53	0.45	5.11	5.56	(0.29)	(0.79)	(1.08)	31.01	21.34%	66,374	0.43%	1.57%
12/31/16	24.76	0.44	2.37	2.81	(0.43)	(0.61)	(1.04)	26.53	11.48%	66,343	0.43%	1.76%
Class II
12/31/20	$ 32.45	$ 0.46	$ 4.71	$ 5.17	$ (0.61)	$ (7.97)	$ (8.58)	$ 29.04	18.21%	$ 239,890	0.28%	1.58%
12/31/19	28.10	0.52	7.72	8.24	(0.97)	(2.92)	(3.89)	32.45	31.06%	209,951	0.29%	1.66%
12/31/18	31.01	0.54	(1.75)	(1.21)	(0.55)	(1.15)	(1.70)	28.10	(4.63%)	159,638	0.28%	1.72%
12/31/17	26.55	0.50	5.10	5.60	(0.35)	(0.79)	(1.14)	31.01	21.50%	186,674	0.28%	1.72%
12/31/16	24.80	0.48	2.36	2.84	(0.48)	(0.61)	(1.09)	26.55	11.62%	175,525	0.28%	1.91%
Class III
12/31/20	$ 32.39	$ 0.50	$ 4.71	$ 5.21	$ (0.65)	$ (7.97)	$ (8.62)	$ 28.98	18.41%	$ 307,589	0.13%	1.72%
12/31/19	28.05	0.57	7.70	8.27	(1.01)	(2.92)	(3.93)	32.39	31.27%	268,217	0.14%	1.82%
12/31/18	30.97	0.59	(1.75)	(1.16)	(0.60)	(1.16)	(1.76)	28.05	(4.52%)	391,891	0.13%	1.87%
12/31/17	26.51	0.54	5.10	5.64	(0.39)	(0.79)	(1.18)	30.97	21.69%	440,242	0.13%	1.87%
12/31/16	24.78	0.52	2.34	2.86	(0.52)	(0.61)	(1.13)	26.51	11.69%	279,941	0.13%	2.05%
Service Class I
12/31/20	$ 31.35	$ 0.33	$ 4.52	$ 4.85	$ (0.47)	$ (7.97)	$ (8.44)	$ 27.76	17.74%	$ 44,361	0.68%	1.18%
12/31/19	27.24	0.38	7.48	7.86	(0.83)	(2.92)	(3.75)	31.35	30.56%	45,967	0.69%	1.26%
12/31/18	30.13	0.40	(1.70)	(1.30)	(0.43)	(1.16)	(1.59)	27.24	(5.04%)	40,822	0.68%	1.32%
12/31/17	25.84	0.37	4.96	5.33	(0.25)	(0.79)	(1.04)	30.13	21.01%	48,712	0.68%	1.32%
12/31/16	24.16	0.37	2.31	2.68	(0.39)	(0.61)	(1.00)	25.84	11.24%	42,165	0.68%	1.51%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	5%	5%	3%	7%	8%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 6.77	$ 0.07	$ 0.76	$ 0.83	$ (0.05)	$ (0.30)	$ (0.35)	$ 7.25	12.76%	$ 277,370	0.87%	N/A	1.10%
12/31/19	5.33	0.07	1.53	1.60	(0.02)	(0.14)	(0.16)	6.77	30.15%	297,347	0.89%	0.88%	1.11%
12/31/18	12.69	0.11	0.66	0.77	(0.37)	(7.76)	(8.13)	5.33	1.18%	48,276	0.95%	0.87%	1.25%
12/31/17	13.20	0.27	2.35	2.62	(0.36)	(2.77)	(3.13)	12.69	21.99%	57,382	0.94%	N/A	2.00%
12/31/16	12.15	0.13	1.96	2.09	(0.20)	(0.84)	(1.04)	13.20	17.96%	128,990	0.90%	N/A	1.11%
Service Class I
12/31/20	$ 6.53	$ 0.05	$ 0.74	$ 0.79	$ (0.04)	$ (0.30)	$ (0.34)	$ 6.98	12.54%	$ 19,686	1.12%	N/A	0.85%
12/31/19	5.15	0.05	1.47	1.52	(0.00)[d]	(0.14)	(0.14)	6.53	29.73%	18,439	1.15%	1.13%	0.90%
12/31/18	12.52	0.09	0.66	0.75	(0.36)	(7.76)	(8.12)	5.15	0.99%	10,980	1.20%	1.12%	1.01%
12/31/17	13.11	0.18	2.37	2.55	(0.37)	(2.77)	(3.14)	12.52	21.61%	9,981	1.19%	N/A	1.39%
12/31/16	12.06	0.10	1.95	2.05	(0.16)	(0.84)	(1.00)	13.11	17.74%	6,829	1.15%	N/A	0.87%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	36%	36%	64%	108%	37%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.10	$ 0.14	$ 0.37	$ 0.51	$ (0.27)	$ (0.32)	$ (0.59)	$ 10.02	5.93%	$ 266,506	0.92%	0.88%	1.61%
12/31/19	9.25	0.26	0.92	1.18	(0.18)	(0.15)	(0.33)	10.10	13.17%	307,367	0.94%	0.89%	2.69%
12/31/18	11.25	0.20	(1.95)	(1.75)	(0.25)	—	(0.25)	9.25	(15.90%)	294,037	0.98%	0.97%	1.81%
12/31/17	9.44	0.19	1.85	2.04	(0.23)	—	(0.23)	11.25	21.73%	382,813	0.97%	N/A	1.79%
12/31/16	9.49	0.20	(0.07)	0.13	(0.18)	—	(0.18)	9.44	1.44%	348,836	0.97%	N/A	2.22%
Service Class
12/31/20	$ 10.04	$ 0.12	$ 0.36	$ 0.48	$ (0.25)	$ (0.32)	$ (0.57)	$ 9.95	5.57%	$ 8,323	1.17%	1.13%	1.36%
12/31/19	9.20	0.24	0.90	1.14	(0.15)	(0.15)	(0.30)	10.04	12.78%	9,820	1.19%	1.14%	2.44%
12/31/18	11.18	0.17	(1.93)	(1.76)	(0.22)	—	(0.22)	9.20	(16.03%)	9,324	1.23%	1.22%	1.57%
12/31/17	9.38	0.16	1.84	2.00	(0.20)	—	(0.20)	11.18	21.45%	11,488	1.22%	N/A	1.53%
12/31/16	9.43	0.18	(0.07)	0.11	(0.16)	—	(0.16)	9.38	1.18%	10,231	1.22%	N/A	2.02%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	106%	43%	18%	15%	19%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 10.02	$ 0.07	$ 1.85	$ 1.92	$ (0.00)[d]	$ (1.21)	$ (1.21)	$ 10.73	20.02%	$ 161,496	0.82%	0.82%[k]	0.73%
12/31/19	9.37	0.01	2.92	2.93	(0.06)	(2.22)	(2.28)	10.02	33.74%	101,937	0.87%	0.87%[l]	0.09%
12/31/18	12.94	0.06	0.66	0.72	(0.15)	(4.14)	(4.29)	9.37	0.80%	90,145	0.83%	0.83%[l]	0.50%
12/31/17	11.42	0.11	2.92	3.03	(0.13)	(1.38)	(1.51)	12.94	27.67%	120,666	0.84%	0.84%[l]	0.84%
12/31/16	12.53	0.09	0.36	0.45	(0.08)	(1.48)	(1.56)	11.42	3.73%	165,183	0.83%	0.83%[l]	0.79%
Service Class I
12/31/20	$ 9.70	$ 0.05	$ 1.77	$ 1.82	$ —	$ (1.21)	$ (1.21)	$ 10.31	19.59%	$ 19,931	1.08%	1.07%	0.48%
12/31/19	9.15	(0.02)	2.84	2.82	(0.05)	(2.22)	(2.27)	9.70	33.33%	15,457	1.12%	1.12%[l]	(0.16%)
12/31/18	12.74	0.03	0.67	0.70	(0.15)	(4.14)	(4.29)	9.15	0.66%	10,401	1.08%	1.08%[l]	0.27%
12/31/17	11.29	0.07	2.89	2.96	(0.13)	(1.38)	(1.51)	12.74	27.32%	6,875	1.09%	1.09%[l]	0.57%
12/31/16	12.41	0.06	0.37	0.43	(0.07)	(1.48)	(1.55)	11.29	3.54%	4,263	1.08%	1.08%[l]	0.54%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	113%	129%	61%	40%	49%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 13.09	$ 0.19	$ (0.08)aa	$ 0.11	$ (0.15)	$ (1.43)	$ (1.58)	$ 11.62	2.67%	$ 178,953	0.80%	0.78%	1.71%
12/31/19	12.38	0.18	2.40	2.58	(0.27)	(1.60)	(1.87)	13.09	22.79%	193,994	0.81%	0.79%	1.35%
12/31/18	15.42	0.26	(1.63)	(1.37)	(0.25)	(1.42)	(1.67)	12.38	(10.34%)	168,520	0.80%	0.78%	1.76%
12/31/17	14.74	0.25	1.83	2.08	(0.29)	(1.11)	(1.40)	15.42	15.10%	225,883	0.80%	0.79%	1.65%
12/31/16	14.20	0.26	1.56	1.82	(0.21)	(1.07)	(1.28)	14.74	13.25%	223,801	0.79%	N/A	1.81%
Service Class I
12/31/20	$ 12.83	$ 0.16	$ (0.09)aa	$ 0.07	$ (0.12)	$ (1.43)	$ (1.55)	$ 11.35	2.37%	$ 15,956	1.05%	1.03%	1.47%
12/31/19	12.17	0.14	2.36	2.50	(0.24)	(1.60)	(1.84)	12.83	22.49%	16,173	1.06%	1.04%	1.10%
12/31/18	15.20	0.22	(1.60)	(1.38)	(0.23)	(1.42)	(1.65)	12.17	(10.56%)	13,283	1.05%	1.03%	1.53%
12/31/17	14.57	0.21	1.80	2.01	(0.27)	(1.11)	(1.38)	15.20	14.78%	13,212	1.05%	1.04%	1.39%
12/31/16	14.05	0.22	1.55	1.77	(0.18)	(1.07)	(1.25)	14.57	13.05%	9,319	1.04%	N/A	1.55%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	86%	131%	28%	18%	20%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
12/31/20	$ 12.86	$ 0.11	$ 1.61	$ 1.72	$ (0.14)	$ (0.48)	$ (0.62)	$ 13.96	14.02%	$ 361,660	0.80%	0.88%
12/31/19	10.25	0.15	2.94	3.09	(0.08)	(0.40)	(0.48)	12.86	30.59%	411,174	0.79%	1.23%
12/31/18	13.04	0.15	(1.16)	(1.01)	(0.15)	(1.63)	(1.78)	10.25	(9.53%)	179,973	0.83%	1.21%
12/31/17	11.54	0.14	2.56	2.70	(0.16)	(1.04)	(1.20)	13.04	24.16%	206,795	0.83%	1.10%
12/31/16	11.74	0.14	0.76	0.90	(0.14)	(0.96)	(1.10)	11.54	7.55%	218,698	0.82%	1.18%
Class II
12/31/20	$ 13.17	$ 0.11	$ 1.64	$ 1.75	$ (0.13)	$ (0.48)	$ (0.61)	$ 14.31	13.96%	$ 18,461	0.80%	0.86%
12/31/19	10.48	0.16	3.00	3.16	(0.07)	(0.40)	(0.47)	13.17	30.58%	17,896	0.79%	1.31%
12/31/18	13.30	0.15	(1.19)	(1.04)	(0.15)	(1.63)	(1.78)	10.48	(9.57%)	14,950	0.83%	1.21%
12/31/17	11.74	0.14	2.62	2.76	(0.16)	(1.04)	(1.20)	13.30	24.30%	18,082	0.83%	1.09%
12/31/16	11.93	0.14	0.77	0.91	(0.14)	(0.96)	(1.10)	11.74	7.54%	15,757	0.82%	1.17%
Service Class I
12/31/20	$ 12.69	$ 0.07	$ 1.59	$ 1.66	$ (0.11)	$ (0.48)	$ (0.59)	$ 13.76	13.70%	$ 18,086	1.05%	0.60%
12/31/19	10.11	0.13	2.89	3.02	(0.04)	(0.40)	(0.44)	12.69	30.28%	17,108	1.04%	1.06%
12/31/18	12.90	0.12	(1.16)	(1.04)	(0.12)	(1.63)	(1.75)	10.11	(9.84%)	13,989	1.08%	0.97%
12/31/17	11.43	0.11	2.54	2.65	(0.14)	(1.04)	(1.18)	12.90	23.95%	15,989	1.08%	0.84%
12/31/16	11.65	0.10	0.76	0.86	(0.12)	(0.96)	(1.08)	11.43	7.25%	12,129	1.07%	0.89%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	13%	16%	15%	10%	15%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 19.43	$ 0.19	$ 2.50	$ 2.69	$ (0.18)	$ (1.41)	$ (1.59)	$ 20.53	14.51%	$105,573	0.57%	1.03%
12/31/19	16.35	0.19	4.86	5.05	(0.19)	(1.78)	(1.97)	19.43	32.10%	106,949	0.57%	1.02%
12/31/18	17.39	0.19	(1.07)	(0.88)	(0.16)	—	(0.16)	16.35	(5.20%)	92,893	0.56%	1.07%
12/31/17	14.19	0.16	3.19	3.35	(0.15)	—	(0.15)	17.39	23.70%	111,830	0.56%	1.02%
12/31/16	13.18	0.15	1.00	1.15	(0.14)	—	(0.14)	14.19	8.77%	102,858	0.56%	1.10%
Service Class
12/31/20	$ 19.26	$ 0.14	$ 2.47	$ 2.61	$ (0.13)	$ (1.41)	$ (1.54)	$ 20.33	14.24%	$ 49,786	0.82%	0.78%
12/31/19	16.22	0.14	4.83	4.97	(0.15)	(1.78)	(1.93)	19.26	31.82%	46,002	0.82%	0.77%
12/31/18	17.27	0.15	(1.08)	(0.93)	(0.12)	—	(0.12)	16.22	(5.46%)	33,821	0.81%	0.83%
12/31/17	14.10	0.12	3.17	3.29	(0.12)	—	(0.12)	17.27	23.41%	30,610	0.81%	0.77%
12/31/16	13.10	0.11	1.00	1.11	(0.11)	—	(0.11)	14.10	8.50%	23,197	0.81%	0.85%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	17%	16%	15%	12%	17%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 9.94	$ 0.15	$ 0.12aa	$ 0.27	$ (0.18)	$ (0.03)	$ (0.21)	$ 10.00	3.03%	$241,441	0.70%	1.75%
12/31/19	8.49	0.19	1.82	2.01	(0.19)	(0.37)	(0.56)	9.94	24.43%	274,290	0.69%	2.00%
12/31/18	12.72	0.21	(1.25)	(1.04)	(0.22)	(2.97)	(3.19)	8.49	(11.68%)	240,456	0.70%	1.86%
12/31/17	11.86	0.22	1.74	1.96	(0.21)	(0.89)	(1.10)	12.72	17.43%	289,310	0.70%	1.80%
12/31/16	11.35	0.22	1.55	1.77	(0.21)	(1.05)	(1.26)	11.86	16.40%	257,874	0.69%	1.97%
Service Class
12/31/20	$ 9.78	$ 0.13	$ 0.11aa	$ 0.24	$ (0.15)	$ (0.03)	$ (0.18)	$ 9.84	2.79%	$ 26,998	0.95%	1.50%
12/31/19	8.36	0.16	1.80	1.96	(0.17)	(0.37)	(0.54)	9.78	24.14%	29,436	0.94%	1.75%
12/31/18	12.58	0.18	(1.23)	(1.05)	(0.20)	(2.97)	(3.17)	8.36	(11.94%)	24,440	0.95%	1.62%
12/31/17	11.74	0.19	1.73	1.92	(0.19)	(0.89)	(1.08)	12.58	17.21%	27,683	0.95%	1.55%
12/31/16	11.25	0.19	1.54	1.73	(0.19)	(1.05)	(1.24)	11.74	16.10%	20,626	0.94%	1.71%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	49%	43%	30%	110%	30%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 10.10	$ 0.03	$ 0.38	$ 0.41	$ (0.28)	$ (0.25)	$ (0.53)	$ 9.98	5.37%	$159,694	1.07%	1.00%	0.39%
12/31/19	8.91	0.29	1.74	2.03	(0.19)	(0.65)	(0.84)	10.10	24.63%	178,397	1.05%	1.00%	3.02%
12/31/18	11.97	0.21	(3.02)	(2.81)	(0.17)	(0.08)	(0.25)	8.91	(23.79%)	154,540	1.12%	1.00%	1.91%
12/31/17	9.33	0.18	2.64	2.82	(0.18)	—	(0.18)	11.97	30.35%	187,213	1.09%	1.00%	1.62%
12/31/16	8.81	0.15	0.56	0.71	(0.17)	(0.02)	(0.19)	9.33	8.27%	150,753	1.07%	1.00%	1.70%
Service Class I
12/31/20	$ 10.01	$ 0.01	$ 0.37	$ 0.38	$ (0.26)	$ (0.25)	$ (0.51)	$ 9.88	5.07%	$ 7,021	1.32%	1.25%	0.10%
12/31/19	8.84	0.26	1.73	1.99	(0.17)	(0.65)	(0.82)	10.01	24.35%	6,821	1.30%	1.25%	2.70%
12/31/18	11.90	0.18	(2.99)	(2.81)	(0.17)	(0.08)	(0.25)	8.84	(23.98%)	4,767	1.37%	1.25%	1.64%
12/31/17	9.29	0.11	2.67	2.78	(0.17)	—	(0.17)	11.90	30.05%	4,000	1.34%	1.25%	0.95%
12/31/16	8.78	0.13	0.56	0.69	(0.16)	(0.02)	(0.18)	9.29	7.97%	1,063	1.32%	1.25%	1.50%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	49%	37%	43%	45%	50%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.09	$ 0.01	$ 3.49	$ 3.50	$ (0.04)	$ (0.57)	$ (0.61)	$ 13.98	31.78%	$120,464	0.72%	0.10%
12/31/19	9.68	0.05	2.89	2.94	(0.07)	(1.46)	(1.53)	11.09	31.99%	95,272	0.74%	0.45%
12/31/18	10.69	0.06	(0.19)	(0.13)	(0.07)	(0.81)	(0.88)	9.68	(2.26%)	83,211	0.72%	0.56%
12/31/17	10.63	0.07	3.23	3.30	(0.05)	(3.19)	(3.24)	10.69	33.51%	106,989	0.73%	0.58%
12/31/16	11.70	0.03	(0.06)	(0.03)	(0.01)	(1.03)	(1.04)	10.63	(0.38%)	103,315	0.70%	0.24%
Service Class
12/31/20	$ 10.66	$ (0.02)bb	$ 3.36	$ 3.34	$ (0.02)	$ (0.57)	$ (0.59)	$ 13.41	31.53%	$ 22,226	0.97%	(0.15%)
12/31/19	9.36	0.02	2.79	2.81	(0.05)	(1.46)	(1.51)	10.66	31.66%	16,394	0.99%	0.19%
12/31/18	10.37	0.03	(0.17)	(0.14)	(0.06)	(0.81)	(0.87)	9.36	(2.46%)	10,591	0.97%	0.30%
12/31/17	10.41	0.03	3.15	3.18	(0.03)	(3.19)	(3.22)	10.37	33.00%	7,510	0.98%	0.29%
12/31/16	11.48	(0.00)[d]	(0.04)	(0.04)	—	(1.03)	(1.03)	10.41	(0.52%)	3,604	0.95%	(0.02%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	32%	11%	16%	3%	134%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

bb	Net investment income per share is not in line with the total net investment income shown on the Statement of Operations due to differing class-specific expense arrangements.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 13.10	$ 0.10	$ 0.76	$ 0.86	$ (0.18)	$ —	$ (0.18)	$ 13.78	6.68%	$116,694	1.06%	0.78%
12/31/19	11.90	0.13	1.28	1.41	(0.21)	—	(0.21)	13.10	11.90%	124,549	0.97%	1.05%
12/31/18	12.63	0.12	(0.69)	(0.57)	(0.16)	—	(0.16)	11.90	(4.69%)	121,635	0.96%	0.99%
12/31/17	11.74	0.14	0.91	1.05	(0.16)	—	(0.16)	12.63	9.03%	150,737	0.90%	1.13%
12/31/16	14.27	0.17	0.31	0.48	(0.26)	(2.75)	(3.01)	11.74	3.69%	151,537	0.91%	1.29%
Service Class
12/31/20	$ 12.99	$ 0.07	$ 0.76	$ 0.83	$ (0.15)	$ —	$ (0.15)	$ 13.67	6.42%	$ 26,901	1.31%	0.53%
12/31/19	11.80	0.10	1.26	1.36	(0.17)	—	(0.17)	12.99	11.62%	30,588	1.22%	0.81%
12/31/18	12.53	0.09	(0.70)	(0.61)	(0.12)	—	(0.12)	11.80	(4.93%)	28,963	1.21%	0.74%
12/31/17	11.64	0.11	0.91	1.02	(0.13)	—	(0.13)	12.53	8.76%	33,698	1.15%	0.88%
12/31/16	14.18	0.14	0.29	0.43	(0.22)	(2.75)	(2.97)	11.64	3.42%	32,569	1.16%	1.04%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	20%	2%	5%	2%	4%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 15.88	$ (0.03)	$ 3.83	$ 3.80	$ (0.01)	$ (1.57)	$ (1.58)	$ 18.10	25.57%	$ 434,830	0.81%	(0.19%)
12/31/19	13.94	0.02	4.17	4.19	(0.00)[d]	(2.25)	(2.25)	15.88	31.30%	407,351	0.81%	0.12%
12/31/18	16.19	0.01	(0.07)	(0.06)	—	(2.19)	(2.19)	13.94	(2.17%)	328,715	0.81%	0.07%
12/31/17	14.35	(0.01)	3.45	3.44	(0.01)	(1.59)	(1.60)	16.19	24.81%	382,666	0.81%	(0.08%)
12/31/16	15.50	(0.00)[d]	0.97	0.97	—	(2.12)	(2.12)	14.35	6.29%	352,754	0.81%	(0.02%)
Service Class
12/31/20	$ 15.10	$ (0.06)	$ 3.62	$ 3.56	$ —	$ (1.57)	$ (1.57)	$ 17.09	25.25%	$ 117,808	1.06%	(0.44%)
12/31/19	13.37	(0.02)	4.00	3.98	—	(2.25)	(2.25)	15.10	31.01%	108,793	1.06%	(0.13%)
12/31/18	15.65	(0.03)	(0.06)	(0.09)	—	(2.19)	(2.19)	13.37	(2.45%)	88,952	1.06%	(0.18%)
12/31/17	13.95	(0.05)	3.34	3.29	—	(1.59)	(1.59)	15.65	24.47%	91,145	1.06%	(0.33%)
12/31/16	15.16	(0.04)	0.95	0.91	—	(2.12)	(2.12)	13.95	6.02%	71,227	1.06%	(0.27%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	66%	28%	26%	28%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 10.60	$ 0.15	$ 0.01	$ 0.16	$ (0.17)	$ —	$ (0.17)	$ 10.59	1.71%	$ 348,614	0.89%	1.62%
12/31/19	9.35	0.17	2.37	2.54	(0.18)	(1.11)	(1.29)	10.60	29.13%	389,141	0.88%	1.65%
12/31/18	12.14	0.15	(1.48)	(1.33)	(0.19)	(1.27)	(1.46)	9.35	(12.99%)	343,432	0.88%	1.30%
12/31/17	11.79	0.20	1.09	1.29	(0.19)	(0.75)	(0.94)	12.14	11.70%	438,601	0.88%	1.69%
12/31/16	10.74	0.17	2.22	2.39	(0.19)	(1.15)	(1.34)	11.79	23.23%	433,046	0.88%	1.55%
Service Class
12/31/20	$ 10.39	$ 0.13	$ 0.00[d]	$ 0.13	$ (0.14)	$ —	$ (0.14)	$ 10.38	1.48%	$ 51,269	1.14%	1.37%
12/31/19	9.18	0.14	2.33	2.47	(0.15)	(1.11)	(1.26)	10.39	28.90%	53,223	1.13%	1.40%
12/31/18	11.96	0.12	(1.47)	(1.35)	(0.16)	(1.27)	(1.43)	9.18	(13.31%)	43,275	1.13%	1.06%
12/31/17	11.63	0.17	1.08	1.25	(0.17)	(0.75)	(0.92)	11.96	11.46%	49,723	1.13%	1.46%
12/31/16	10.62	0.15	2.18	2.33	(0.17)	(1.15)	(1.32)	11.63	22.86%	44,148	1.13%	1.35%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	74%	39%	59%	42%	52%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 14.13	$ (0.04)	$ 4.55	$ 4.51	$ (1.78)	$ (1.78)	$ 16.86	35.62%	$180,047	1.11%	1.08%	(0.27%)
12/31/19	12.82	(0.01)	4.11	4.10	(2.79)	(2.79)	14.13	34.32%	170,426	1.11%	1.09%	(0.06%)
12/31/18	14.98	(0.03)	(0.32)	(0.35)	(1.81)	(1.81)	12.82	(4.87%)	151,854	1.09%	1.07%	(0.17%)
12/31/17	12.69	(0.03)	2.87	2.84	(0.55)	(0.55)	14.98	22.81%	198,404	1.09%	1.09%[k]	(0.21%)
12/31/16	13.51	0.00[d]	1.59	1.59	(2.41)	(2.41)	12.69	12.74%	191,245	1.10%	N/A	0.01%
Service Class
12/31/20	$ 13.14	$ (0.06)	$ 4.18	$ 4.12	$ (1.78)	$ (1.78)	$ 15.48	35.29%	$ 31,165	1.36%	1.33%	(0.52%)
12/31/19	12.11	(0.04)	3.86	3.82	(2.79)	(2.79)	13.14	33.99%	26,026	1.36%	1.34%	(0.30%)
12/31/18	14.27	(0.06)	(0.29)	(0.35)	(1.81)	(1.81)	12.11	(5.11%)	19,281	1.34%	1.32%	(0.39%)
12/31/17	12.14	(0.06)	2.74	2.68	(0.55)	(0.55)	14.27	22.51%	16,124	1.35%	1.34%	(0.45%)
12/31/16	13.05	(0.03)	1.53	1.50	(2.41)	(2.41)	12.14	12.46%	12,969	1.35%	N/A	(0.23%)

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	79%	63%	76%	74%	105%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/20	$ 14.75	$ 0.04	$ 1.15	$ 1.19	$ (0.03)	$ (0.66)	$ (0.69)	$ 15.25	9.16%	$ 65,955	1.06%	1.01%	0.33%
12/31/19	13.86	0.04	3.20	3.24	(0.04)	(2.31)	(2.35)	14.75	25.54%	74,855	1.06%	1.01%	0.25%
12/31/18	16.90	0.05	(2.01)	(1.96)	(0.06)	(1.02)	(1.08)	13.86	(12.94%)	66,976	1.02%	0.97%	0.30%
12/31/17	17.23	0.05	1.73	1.78	(0.10)	(2.01)	(2.11)	16.90	11.69%	89,256	1.02%	0.97%	0.30%
12/31/16	14.88	0.10	4.44	4.54	(0.10)	(2.09)	(2.19)	17.23	32.46%	88,729	1.02%	0.97%	0.66%
Service Class I
12/31/20	$ 14.21	$ 0.01	$ 1.11	$ 1.12	$ (0.01)	$ (0.66)	$ (0.67)	$ 14.66	8.92%	$ 26,467	1.31%	1.26%	0.07%
12/31/19	13.43	0.00[d]	3.10	3.10	(0.01)	(2.31)	(2.32)	14.21	25.26%	25,636	1.31%	1.26%	0.01%
12/31/18	16.43	0.01	(1.96)	(1.95)	(0.03)	(1.02)	(1.05)	13.43	(13.19%)	19,861	1.27%	1.22%	0.06%
12/31/17	16.83	0.01	1.68	1.69	(0.08)	(2.01)	(2.09)	16.43	11.42%	20,671	1.27%	1.22%	0.06%
12/31/16	14.58	0.07	4.34	4.41	(0.07)	(2.09)	(2.16)	16.83	32.16%	15,465	1.27%	1.22%	0.44%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	29%	24%	22%	14%	23%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/20	$ 11.06	$ 0.09	$ 0.30	$ 0.39	$ (0.10)	$ (0.41)	$ (0.51)	$ 10.94	4.65%	$164,145	0.81%	0.98%
12/31/19	10.61	0.12	1.83	1.95	(0.07)	(1.43)	(1.50)	11.06	20.39%	179,503	0.81%	1.04%
12/31/18	13.99	0.09	(1.87)	(1.78)	(0.07)	(1.53)	(1.60)	10.61	(15.00%)	163,607	0.80%	0.63%
12/31/17	13.23	0.06	1.60	1.66	(0.07)	(0.83)	(0.90)	13.99	13.44%	210,030	0.80%	0.47%
12/31/16	11.34	0.06	2.70	2.76	(0.07)	(0.80)	(0.87)	13.23	25.10%	211,849	0.79%	0.51%
Service Class
12/31/20	$ 10.92	$ 0.07	$ 0.28	$ 0.35	$ (0.07)	$ (0.41)	$ (0.48)	$ 10.79	4.32%	$ 22,302	1.06%	0.73%
12/31/19	10.50	0.09	1.80	1.89	(0.04)	(1.43)	(1.47)	10.92	19.98%	23,295	1.06%	0.80%
12/31/18	13.85	0.05	(1.83)	(1.78)	(0.04)	(1.53)	(1.57)	10.50	(15.12%)	19,189	1.05%	0.39%
12/31/17	13.12	0.03	1.57	1.60	(0.04)	(0.83)	(0.87)	13.85	13.08%	22,386	1.05%	0.23%
12/31/16	11.25	0.03	2.68	2.71	(0.04)	(0.80)	(0.84)	13.12	24.83%	19,563	1.04%	0.26%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	60%	35%	38%	34%	58%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets (including interest expense)
Class II
12/31/20	$ 10.74	$ 0.20	$ 0.74	$ 0.94	$ (0.35)	$ (0.05)	$ (0.40)	$ 11.28	8.79%	$ 288,005	0.62%	0.61%	1.77%
12/31/19	10.16	0.26	0.65	0.91	(0.33)	—	(0.33)	10.74	8.91%	342,002	0.61%	0.60%	2.48%
12/31/18	10.36	0.25	(0.26)	(0.01)	(0.19)	—	(0.19)	10.16	(0.07%)	353,571	0.60%	0.60%[l]	2.51%
12/31/17	10.27	0.19	0.11	0.30	(0.21)	—	(0.21)	10.36	2.96%	408,199	0.62%	0.60%	1.85%
12/31/16	10.19	0.17	0.09	0.26	(0.18)	—	(0.18)	10.27	2.52%	393,276	0.62%	0.60%	1.67%
Service Class I
12/31/20	$ 10.62	$ 0.16	$ 0.75	$ 0.91	$ (0.34)	$ (0.05)	$ (0.39)	$ 11.14	8.60%	$ 51,252	0.87%	0.86%	1.47%
12/31/19	10.06	0.23	0.64	0.87	(0.31)	—	(0.31)	10.62	8.65%	34,011	0.86%	0.85%	2.21%
12/31/18	10.27	0.23	(0.27)	(0.04)	(0.17)	—	(0.17)	10.06	(0.35%)	25,533	0.85%	0.85%[l]	2.28%
12/31/17	10.18	0.16	0.12	0.28	(0.19)	—	(0.19)	10.27	2.73%	21,858	0.87%	0.85%	1.60%
12/31/16	10.11	0.15	0.09	0.24	(0.17)	—	(0.17)	10.18	2.30%	19,079	0.87%	0.85%	1.43%

	Year ended December 31
	2020	2019	2018	2017	2016
Portfolio turnover rate	328%	219%	250%	313%	278%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)
MML Balanced Allocation Fund (“Balanced Allocation Fund”)
MML Moderate Allocation Fund (“Moderate Allocation Fund”)
MML Growth Allocation Fund (“Growth Allocation Fund”)
MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)
MML American Funds Growth Fund (“MML American Funds Growth Fund”)
MML American Funds International Fund (“MML American Funds International Fund”)
MML American Funds Core Allocation Fund (“MML American Funds Core Allocation Fund”)
MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)
MML Equity Income Fund (“Equity Income Fund”)
MML Equity Index Fund (“Equity Index Fund”)
MML Focused Equity Fund (“Focused Equity Fund”)
MML Foreign Fund (“Foreign Fund”)
MML Fundamental Equity Fund (formerly known as MML Fundamental Growth Fund) (“Fundamental Equity Fund”)
MML Fundamental Value Fund (“Fundamental Value Fund”)
MML Global Fund (“Global Fund”)
MML Growth & Income Fund (“Growth & Income Fund”)
MML Income & Growth Fund (“Income & Growth Fund”)
MML International Equity Fund (“International Equity Fund”)
MML Large Cap Growth Fund (“Large Cap Growth Fund”)
MML Managed Volatility Fund (“Managed Volatility Fund”)
MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)
MML Mid Cap Value Fund (“Mid Cap Value Fund”)
MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)
MML Small Company Value Fund (“Small Company Value Fund”)
MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)
MML Total Return Bond Fund (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the Allocation Funds (as defined below), which are “funds of funds” series of the Trust, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets in shares of series of the Trust and MML Series Investment Fund II (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual) and non-affiliated mutual funds (together, the “MML Underlying Funds”). The financial statements included

Notes to Financial Statements (Continued)

herein are those of the Funds. The financial statements of the applicable MML Underlying Funds that are not Funds of the Trust are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539.

MML American Funds Growth Fund and MML American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2020, the MML American Funds Growth Fund and MML American Funds International Fund owned 0.69% and 0.58% of the Growth and International Master Funds, respectively. The MML American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company (together, the “American Underlying Funds” and collectively with the MML Underlying Funds, the “Underlying Funds”).

The SEC file number for the American Funds Insurance Series is 811-03857. Additional information related to the Master Funds’ and American Underlying Funds’ financial reports can be located on the SEC’s EDGAR database on its website at http://www.sec.gov.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund or an Underlying Fund or Master Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each of the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund is based upon the net asset value(s) of its corresponding Master Fund or Underlying Funds. Shares of the Master Fund and Underlying Funds are valued at their closing net asset values as reported on each business day.

Notes to Financial Statements (Continued)

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds and Master Funds, as applicable, explain the valuation methods for the Underlying Funds and Master Funds, including the circumstances under which the Underlying Funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds and certain Underlying Funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced

[1]

The voting members of the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Trustees may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Notes to Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund characterized all investments at Level 1, as of December 31, 2020. The Fundamental Value Fund, Income & Growth Fund, Large Cap Growth Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2020. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2020, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3		Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$517,588,390	$13,824,319	*	$1,201,931	**	$532,614,640
Mutual Funds	75,834	—		—		75,834
Short-Term Investments	100	997,767		—		997,867
Total Investments	$517,664,324	$14,822,086		$1,201,931		$533,688,341

Equity Income Fund
Asset Investments
Common Stock	$424,702,597	$12,454,992	*	$—		$437,157,589
Preferred Stock	8,796,817	—		—		8,796,817
Warrants	73,569	—		—		73,569
Corporate Debt	—	1,333,069		—		1,333,069
Mutual Funds	2,861,044	—		—		2,861,044
Short-Term Investments	1,075	2,144,321		—		2,145,396
Total Investments	$436,435,102	$15,932,382		$—		$452,367,484

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Equity Index Fund
Asset Investments
Common Stock	$649,520,561	$—		$—	$649,520,561
Mutual Funds	257,366	—		—	257,366
Short-Term Investments	—	3,721,034		—	3,721,034
Total Investments	$649,777,927	$3,721,034		$—	$653,498,961
Asset Derivatives
Futures Contracts	$104,816	$—		$—	$104,816

Focused Equity Fund
Asset Investments
Common Stock	$278,863,448	$13,677,819	*	$—	$292,541,267
Short-Term Investments	—	2,221,301		—	2,221,301
Total Investments	$278,863,448	$15,899,120		$—	$294,762,568

Foreign Fund
Asset Investments
Common Stock*
Australia	$—	$8,802,183		$—	$8,802,183
Belgium	—	5,817,335		—	5,817,335
Cayman Islands	—	5,364,741		—	5,364,741
Denmark	—	2,452,927		—	2,452,927
France	—	26,331,873		—	26,331,873
Germany	—	33,631,143		—	33,631,143
Ireland	3,247,517	8,297,162		—	11,544,679
Israel	1,913,904	—		—	1,913,904
Italy	—	3,711,073		—	3,711,073
Japan	—	72,068,766		—	72,068,766
Luxembourg	—	4,229,418		—	4,229,418
Netherlands	2,385,150	14,733,283		—	17,118,433
Norway	—	2,997,867		—	2,997,867
Republic of Korea	—	6,943,107		—	6,943,107
Singapore	—	3,323,345		—	3,323,345
Spain	—	1,445,220		—	1,445,220
Sweden	—	5,159,374		—	5,159,374
Switzerland	—	23,862,397		—	23,862,397
United Kingdom	1,255,249	38,514,234		—	39,769,483
Mutual Funds	1,384,583	—		—	1,384,583
Total Investments	$10,186,403	$267,685,448		$—	$277,871,851

Fundamental Equity Fund
Asset Investments
Common Stock	$180,707,306	$991,633	*	$—	$181,698,939
Mutual Funds	293,570	—		—	293,570
Total Investments	$181,000,876	$991,633		$—	$181,992,509

Global Fund
Asset Investments
Common Stock*
Austria	$—	$1,027,011		$—	$1,027,011
Canada	7,714,436	—		—	7,714,436
Denmark	—	2,232,270		—	2,232,270

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Global Fund (Continued)
Asset Investments (Continued)
Common Stock* (Continued)
France	$—	$46,601,256		$—	$46,601,256
Germany	—	17,735,987		—	17,735,987
Ireland	30,395,151	7,047,062		—	37,442,213
Israel	4,820,247	—		—	4,820,247
Japan	—	11,055,932		—	11,055,932
Mexico	846,899	—		—	846,899
Netherlands	—	12,028,134		—	12,028,134
Republic of Korea	—	4,700,013		—	4,700,013
Spain	—	4,045,180		—	4,045,180
Sweden	—	7,418,286		—	7,418,286
Switzerland	—	30,772,497		—	30,772,497
Thailand	—	389,363		—	389,363
United Kingdom	2,199,556	27,076,793		—	29,276,349
United States	179,093,476	—		—	179,093,476
Mutual Funds	4,798,170	—		—	4,798,170
Warrants	27,405	—		—	27,405
Short-Term Investments	—	1,159,807		—	1,159,807
Total Investments	$229,895,340	$173,289,591		$—	$403,184,931

Growth & Income Fund
Asset Investments
Common Stock	$146,181,360	$7,934,482	*	$—	$154,115,842
Short-Term Investments	—	224,561		—	224,561
Total Investments	$146,181,360	$8,159,043		$—	$154,340,403

International Equity Fund
Asset Investments
Common Stock*
Australia	$—	$5,541,290		$—	$5,541,290
Belgium	—	1,691,157		—	1,691,157
Canada	5,148,148	—		—	5,148,148
Cayman Islands	1,358,992	638,697		—	1,997,689
Finland	—	1,707,697		—	1,707,697
France	—	16,152,573		—	16,152,573
Germany	—	33,742,108		—	33,742,108
India	—	2,664,574		—	2,664,574
Indonesia	—	838,776		—	838,776
Ireland	1,914,752	159,354		—	2,074,106
Italy	—	6,845,596		—	6,845,596
Japan	—	3,728,793		—	3,728,793
Mexico	1,438,704	—		—	1,438,704
Netherlands	—	9,688,052		—	9,688,052
Republic of Korea	—	2,640,827		—	2,640,827
South Africa	—	4,137,438		—	4,137,438
Spain	—	1,882,341		—	1,882,341
Sweden	—	6,745,567		—	6,745,567
Switzerland	—	15,429,986		—	15,429,986
United Kingdom	3,158,828	34,605,934		—	37,764,762

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
International Equity Fund (Continued)
Asset Invesments (Continued)
Preferred Stock*
Germany	$—	$462,005	$—		$462,005
Warrants	11,504	—	—		11,504
Short-Term Investments	—	4,051,484	—		4,051,484
Total Investments	$13,030,928	$153,354,249	$—		$166,385,177
Liability Derivatives
Forward contracts	$—	$(2,916)	$—		$(2,916)

Managed Volatility Fund
Asset Investments
Common Stock	$135,753,669	$—	$—		$135,753,669
Corporate Debt	—	—	—+,**		—
Mutual Funds	33,892	—	—		33,892
Purchased Options	838,968	—	—		838,968
Short-Term Investments	—	2,709,183	—		2,709,183
Total Investments	$136,626,529	$2,709,183	$—		$139,335,712
Liability Derivatives
Written Options	$(4,423,200)	$—	$—		$(4,423,200)

Mid Cap Growth Fund
Asset Investments
Common Stock	$537,530,458	$420,399	$1,916,772	**	$539,867,629
Preferred Stock	—	—	3,070,818	**	3,070,818
Warrants	47,837	—	—		47,837
Mutual Funds	3,925,556	—	—		3,925,556
Short-Term Investments	372	10,695,884	—		10,696,256
Total Investments	$541,504,223	$11,116,283	$4,987,590		$557,608,096

Mid Cap Value Fund
Asset Investments
Common Stock	$360,287,732	$28,158,859 *	$—		$388,446,591
Mutual Funds	9,452,340	—	—		9,452,340
Short-Term Investments	—	2,326,692	—		2,326,692
Total Investments	$369,740,072	$30,485,551	$—		$400,225,623
Asset Derivatives
Forward Contracts	$—	$41,868	$—		$41,868
Liability Derivatives
Forward Contracts	$—	$(245,082)	$—		$(245,082)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$217,230,519	$943,588	$6,417	**	$218,180,524
Preferred Stock	—	—	166,798	**	166,798
Mutual Funds	4,038,300	—	—		4,038,300
Short-Term Investments	—	1,482,608	—		1,482,608
Total Investments	$221,268,819	$2,426,196	$173,215		$223,868,230

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Small Company Value Fund
Asset Investments
Common Stock	$91,735,510	$—	$—	$91,735,510
Warrants	9,892	—	—	9,892
Mutual Funds	243,686	—	—	243,686
Short-Term Investments	100	320,755	—	320,855
Total Investments	$91,989,188	$320,755	$—	$92,309,943

Total Return Bond Fund
Asset Investments
Bank Loans	$—	$2,428,931	$—	$2,428,931
Corporate Debt	—	74,998,345	—	74,998,345
Municipal Obligations	—	6,568,123	—	6,568,123
Non-U.S. Government Agency Obligations	—	43,560,029	—	43,560,029
Sovereign Debt Obligations	—	3,015,062	—	3,015,062
U.S. Government Agency Obligations and Instrumentalities	—	108,046,631	—	108,046,631
U.S. Treasury Obligations	—	137,332,630	—	137,332,630
Short-Term Investments	—	4,237,061	—	4,237,061
Total Investments	$—	$380,186,812	$—	$380,186,812
Asset Derivatives
Futures Contracts	$3,362	$—	$—	$3,362
Liability Derivatives
Forward Contracts	$—	$(30,073)	$—	$(30,073)
Futures Contracts	(2,971)	—	—	(2,971)
Total	$(2,971)	$(30,073)	$—	$(33,044)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at December 31, 2020 in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2020 is not presented.

+	Represents a security at $0 value as of December 31, 2020.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis and collateral pledged for open futures contracts, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of December 31, 2020.

The Funds had no Level 3 transfers during the year ended December 31, 2020.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

Notes to Financial Statements (Continued)

At December 31, 2020, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Realized Gain (Loss)#
Futures Contracts	$184,306	$—	$—	$184,306

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$104,816	$—	$—	$104,816
Realized Gain (Loss)#
Futures Contracts	$567,137	$—	$—	$567,137
Change in Appreciation (Depreciation)##
Futures Contracts	$16,001	$—	$—	$16,001

International Equity Fund
Liability Derivatives
Forward Contracts^	$—	$(2,916)	$—	$(2,916)
Realized Gain (Loss)#
Forward Contracts	$—	$(111,452)	$—	$(111,452)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$19,395	$—	$19,395

Managed Volatility Fund
Asset Derivatives
Purchased Options*,^^^	$838,968	$—	$—	$838,968
Liability Derivatives
Written Options^,^^^	$(4,423,200)	$—	$—	$(4,423,200)
Realized Gain (Loss)#
Purchased Options	$(439,071)	$—	$—	$(439,071)
Written Options	(14,687,208)	—	—	(14,687,208)
Total Realized Gain (Loss)	$(15,126,279)	$—	$—	$(15,126,279)
Change in Appreciation (Depreciation)##
Purchased Options	$(253,688)	$—	$—	$(253,688)
Written Options	341,641	—	—	341,641
Total Change in Appreciation (Depreciation)	$87,953	$—	$—	$87,953

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$—	$41,868	$—	$41,868
Liability Derivatives
Forward Contracts^	$—	$(245,082)	$—	$(245,082)
Realized Gain (Loss)#
Forward Contracts	$—	$(1,392,959)	$—	$(1,392,959)
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$119,269	$—	$119,269

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$3,362	$3,362
Liability Derivatives
Forward Contracts^	$—	$(30,073)	$—	$(30,073)
Futures Contracts^^	—	—	(2,971)	(2,971)
Total Value	$—	$(30,073)	$(2,971)	$(33,044)
Realized Gain (Loss)#
Forward Contracts	$—	$144,777	$—	$144,777
Futures Contracts	—	—	2,614,368	2,614,368
Swap Agreements	—	—	18,450	18,450
Written Options	—	—	80,096	80,096
Total Realized Gain (Loss)	$—	$144,777	$2,712,914	$2,857,691
Change in Appreciation (Depreciation)##
Forward Contracts	$—	$(107,168)	$—	$(107,168)
Futures Contracts	—	—	79,794	79,794
Swap Agreements	—	—	(395)	(395)
Total Change in Appreciation (Depreciation)	$—	$(107,168)	$79,399	$(27,769)

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents exchange-traded purchased and written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

For the year ended December 31, 2020, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Equity Income Fund	12	$—	$—	—	—
Equity Index Fund	37	—	—	—	—
International Equity Fund	—	1,534,796	—	—	—
Managed Volatility Fund	—	—	—	304	424
Mid Cap Value Fund	—	36,152,888	—	—	—
Total Return Bond Fund	211	3,459,227	41,710,000	30	80

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2020.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s

Notes to Financial Statements (Continued)

derivatives exposure as of December 31, 2020. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of December 31, 2020.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Mid Cap Value Fund
Bank of America N.A.	$302	$(302)	$—	$—
Credit Suisse International	32,607	—	—	32,607
JP Morgan Chase Bank N.A.	8,959	(8,959)	—	—
	$41,868	$(9,261)	$—	$32,607

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of December 31, 2020.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
International Equity Fund
State Street Bank and Trust Co.	$(2,916)	$—	$—	$(2,916)
Mid Cap Value Fund
Bank of America N.A.	$(13,595)	$302	$—	$(13,293)
Goldman Sachs & Co.	(37,254)	—	—	(37,254)
JP Morgan Chase Bank N.A.	(190,945)	8,959	—	(181,986)
Morgan Stanley & Co. LLC	(3,288)	—	—	(3,288)
	$(245,082)	$9,261	$—	$(235,821)
Total Return Bond Fund
Goldman Sachs International	$(30,073)	$—	$—	$(30,073)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2020, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying

Notes to Financial Statements (Continued)

it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received

Notes to Financial Statements (Continued)

by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be

Notes to Financial Statements (Continued)

reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2020, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect

Notes to Financial Statements (Continued)

to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2020, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended December 31, 2020, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income, realized capital gain distributions and distributions including realized gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Notes to Financial Statements (Continued)

In addition, each of the Allocation Funds, Feeder Funds, and MML American Funds Core Allocation Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds or Master Funds. Because the Underlying Funds have varied expense and fee levels, and the Allocation Funds and MML American Funds Core Allocation Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each of the Allocation Funds and MML American Funds Core Allocation Fund will vary.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the Foreign Fund and the International Equity Fund invests substantially all of its assets in foreign securities. The other Funds and certain Underlying Funds or Master Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Code, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Continued)

The applicable Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Conservative Allocation Fund	0.10%	N/A
Balanced Allocation Fund	0.10%	N/A
Moderate Allocation Fund	0.10%	N/A
Growth Allocation Fund	0.10%	N/A
Aggressive Allocation Fund	0.10%	N/A
MML American Funds Growth Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds International Fund	0.15% on the first $500 million; and 0.125% on any excess over $500 million	N/A
MML American Funds Core Allocation Fund	0.20% on the first $750 million; and 0.175% on any excess over $750 million	N/A
Blue Chip Growth Fund	0.75% on the first $400 million; and 0.70% on any excess over $400 million	T. Rowe Price Associates, Inc.
Equity Income Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	T. Rowe Price Associates, Inc.
Equity Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million	Northern Trust Investments, Inc.
Focused Equity Fund	0.70% on the first $250 million; and 0.60% on any excess over $250 million	Wellington Management Company LLP
Foreign Fund*	0.86% on the first $500 million; and 0.82% on any excess over $500 million	Thompson, Siegel & Walmsley LLC
Fundamental Equity Fund**	0.60% on the first $250 million; and 0.58% on any excess over $250 million	Invesco Advisers, Inc.
Fundamental Value Fund	0.60% on the first $500 million; and 0.575% on any excess over $500 million	Boston Partners Global Investors, Inc.
Global Fund	0.60% on the first $500 million; and 0.55% on any excess over $500 million	Massachusetts Financial Services Company
Growth & Income Fund	0.50% on the first $500 million; and 0.475% on any excess over $500 million	Massachusetts Financial Services Company
Income & Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Barrow, Hanley, Mewhinney & Strauss, LLC
International Equity Fund	0.80% on the first $250 million; and 0.75% on any excess over $250 million	Harris Associates L.P.
Large Cap Growth Fund	0.65% on the first $500 million; and 0.60% on any excess over $500 million	Loomis, Sayles & Company, L.P.
Managed Volatility Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	Gateway Investment Advisers, LLC
Mid Cap Growth Fund***	0.77% on the first $500 million; and 0.75% on any excess over $500 million	T. Rowe Price Associates, Inc.; and Wellington Management Company LLP
Mid Cap Value Fund	0.84% on the first $500 million; and 0.80% on any excess over $500 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Wellington Management Company LLP
Small Company Value Fund	0.80% on the first $150 million; and 0.70% on any excess over $150 million	T. Rowe Price Associates, Inc.
Small/Mid Cap Value Fund	0.75% on the first $500 million; and 0.70% on any excess over $500 million	AllianceBernstein L.P.
Total Return Bond Fund	0.40% on the first $500 million; and 0.38% on any excess over $500 million	Metropolitan West Asset Management, LLC

*

Effective January 7, 2020, Thompson, Siegel & Walmsley LLC replaced Templeton Investment Counsel, LLC as subadviser to the Fund. Prior to July 1, 2020, the investment advisory fee for the Fund was 0.89% on the first $500 million; and 0.85% on any excess over $500 million.

Notes to Financial Statements (Continued)

**

Effective March 2, 2020, Invesco Advisers, Inc. replaced Wellington Management Company LLP as subadviser to the Fund. Prior to July 1, 2020, the investment advisory fee of the Fund was 0.62% on the first $250 million; and 0.60% on any excess over $250 million.

***	Effective January 7, 2020, Wellington Management Company LLP was added as a subadviser to the Fund.

Administration Fees

For the Funds noted below, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
MML American Funds Growth Fund	N/A	N/A	N/A	0.25%
MML American Funds International Fund	N/A	N/A	N/A	0.25%
MML American Funds Core Allocation Fund	N/A	N/A	N/A	0.25%
Equity Index Fund	0.30%	0.15%	None	0.30%
Focused Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Equity Fund	N/A	0.15%	N/A	0.15%
Fundamental Value Fund	N/A	0.15%	N/A	0.15%
Global Fund	0.15%	0.15%	N/A	0.15%
International Equity Fund	N/A	0.15%	N/A	0.15%
Small Company Value Fund	N/A	0.15%	N/A	0.15%
Total Return Bond Fund	N/A	0.15%	N/A	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
International Equity Fund*	1.00%	1.25%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2021.

Notes to Financial Statements (Continued)

Prior to May 1, 2020, MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Total Return Bond Fund	0.60%	0.85%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers has agreed to voluntarily waive 0.03% of the advisory fee of the Equity Income Fund and 0.05% of the advisory fee of the Small Company Value Fund. MML Advisers may amend or discontinue these waivers at any time without advance notice.

MML Advisers has agreed to waive 0.02% of the advisory fee of the Fundamental Value Fund through April 30, 2021.

Effective March 2, 2020 through June 30, 2020, MML Advisers agreed to voluntarily waive 0.02% of the advisory fee of the Fundamental Equity Fund.

Effective July 1, 2020, MML Advisers has agreed to waive 0.02% of the advisory fee of the Foreign Fund through April 30, 2022. Prior to July 1, 2020, MML Advisers agreed to waive 0.04% of the advisory fee and agreed to voluntarily waive an additional 0.01% of the advisory fee of the Foreign Fund.

Effective October 1, 2020, MML Advisers has agreed to waive 0.03% of the advisory fee of the Small Cap Growth Equity Fund through April 30, 2022. Prior to October 1, 2020, MML Advisers agreed to waive 0.02% of the advisory fee of the Small Cap Growth Equity Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2020, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Focused Equity Fund	$ 80
Foreign Fund	11,611
Fundamental Equity Fund	2,990
Income & Growth Fund	522
Large Cap Growth Fund	3,663
Managed Volatility Fund	905
Mid Cap Growth Fund	360
Small Cap Growth Equity Fund	3,610
Small/Mid Cap Value Fund	806

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) and in Underlying Funds or Master Funds, for the year ended December 31, 2020, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$—	$176,841,596	$—	$177,835,068
Balanced Allocation Fund	—	109,008,500	—	190,341,193
Moderate Allocation Fund	—	367,103,997	—	711,042,711
Growth Allocation Fund	—	251,269,547	—	636,340,010
Aggressive Allocation Fund	—	24,811,941	—	37,707,504
MML American Funds Growth Fund	—	17,696,591	—	46,683,208
MML American Funds International Fund	—	2,980,521	—	13,266,992
MML American Funds Core Allocation Fund	—	128,802,039	—	262,112,183
Blue Chip Growth Fund	—	127,188,461	—	186,619,620
Equity Income Fund	—	133,105,845	—	159,725,146
Equity Index Fund	—	28,661,701	—	50,689,500
Focused Equity Fund	—	106,237,796	—	155,578,707
Foreign Fund	—	282,328,339	—	314,921,012
Fundamental Equity Fund	—	204,125,268	—	171,419,060
Fundamental Value Fund	—	163,221,964	—	175,760,224
Global Fund	—	50,475,448	—	140,471,623
Growth & Income Fund	—	23,612,291	—	39,746,884
Income & Growth Fund	—	124,994,138	—	153,530,105
International Equity Fund	—	73,715,352	—	99,757,533
Large Cap Growth Fund	—	40,684,593	—	48,034,012
Managed Volatility Fund	—	26,815,520	—	63,199,249
Mid Cap Growth Fund	—	327,467,319	—	406,931,143
Mid Cap Value Fund	—	282,525,185	—	326,175,050
Small Cap Growth Equity Fund	—	144,497,067	—	184,805,374
Small Company Value Fund	—	24,789,721	—	37,910,372
Small/Mid Cap Value Fund	—	103,761,217	—	119,190,790
Total Return Bond Fund	1,069,704,258	83,108,432	1,075,560,802	92,088,748

Notes to Financial Statements (Continued)

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gains/Losses
International Equity Fund	$ —	$ 18,180	$ 7,331

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Conservative Allocation Fund Initial Class
Sold	8,070,287	$78,105,245	1,150,644	$11,320,212
Issued as reinvestment of dividends	533,037	5,143,809	624,393	5,987,928
Redeemed	(8,836,415)	(86,255,232)	(2,032,976)	(20,039,477)
Net increase (decrease)	(233,091)	$(3,006,178)	(257,939)	$(2,731,337)
Conservative Allocation Fund Service Class
Sold	12,428,691	$118,413,479	3,363,488	$32,649,253
Issued as reinvestment of dividends	1,797,609	17,167,168	2,092,102	19,874,970
Redeemed	(12,920,993)	(124,463,031)	(7,207,841)	(70,024,609)
Net increase (decrease)	1,305,307	$11,117,616	(1,752,251)	$(17,500,386)
Balanced Allocation Fund Initial Class
Sold	3,348,243	$32,393,282	915,930	$9,052,968
Issued as reinvestment of dividends	758,676	7,252,946	930,968	8,806,961
Redeemed	(6,139,438)	(59,368,011)	(1,910,980)	(18,697,556)
Net increase (decrease)	(2,032,519)	$(19,721,783)	(64,082)	$(837,627)
Balanced Allocation Fund Service Class
Sold	2,496,364	$23,775,082	3,109,419	$30,234,589
Issued as reinvestment of dividends	2,389,140	22,625,157	3,022,632	28,322,059
Redeemed	(10,097,073)	(96,472,899)	(7,719,630)	(74,646,169)
Net increase (decrease)	(5,211,569)	$(50,072,660)	(1,587,579)	$(16,089,521)
Moderate Allocation Fund Initial Class
Sold	4,303,316	$43,334,344	1,241,801	$12,993,537
Issued as reinvestment of dividends	2,464,075	24,418,984	3,168,515	31,558,407
Redeemed	(14,698,891)	(148,129,782)	(4,530,277)	(47,261,402)
Net increase (decrease)	(7,931,500)	$(80,376,454)	(119,961)	$(2,709,458)
Moderate Allocation Fund Service Class
Sold	2,891,557	$28,219,448	4,281,862	$43,997,046
Issued as reinvestment of dividends	11,091,265	108,694,392	14,626,731	144,073,299
Redeemed	(35,056,747)	(348,871,079)	(26,630,216)	(274,935,749)
Net increase (decrease)	(21,073,925)	$(211,957,239)	(7,721,623)	$(86,865,404)
Growth Allocation Fund Initial Class
Sold	7,228,505	$61,945,426	1,271,993	$11,492,897
Issued as reinvestment of dividends	5,176,208	43,790,723	6,986,716	58,967,879
Redeemed	(27,114,733)	(234,662,043)	(9,127,828)	(82,753,281)
Net increase (decrease)	(14,710,020)	$(128,925,894)	(869,119)	$(12,292,505)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Growth Allocation Fund Service Class
Sold	2,299,902	$18,991,517	1,683,402	$15,037,443
Issued as reinvestment of dividends	8,625,889	72,284,951	11,917,878	99,752,639
Redeemed	(35,274,738)	(302,967,700)	(14,899,719)	(133,423,497)
Net increase (decrease)	(24,348,947)	$(211,691,232)	(1,298,439)	$(18,633,415)
Aggressive Allocation Fund Initial Class
Sold	885,937	$8,505,566	605,438	$6,120,826
Issued as reinvestment of dividends	577,711	5,424,704	741,988	6,937,589
Redeemed	(1,830,142)	(17,693,673)	(790,422)	(7,940,416)
Net increase (decrease)	(366,494)	$(3,763,403)	557,004	$5,117,999
Aggressive Allocation Fund Service Class
Sold	845,578	$7,539,036	793,748	$7,711,067
Issued as reinvestment of dividends	773,688	7,141,143	1,031,299	9,487,948
Redeemed	(2,183,784)	(19,933,035)	(1,433,757)	(14,167,302)
Net increase (decrease)	(564,518)	$(5,252,856)	391,290	$3,031,713
MML American Funds Growth Fund Service Class I
Sold	1,496,601	$24,284,167	1,209,057	$16,921,717
Issued as reinvestment of dividends	1,427,742	24,143,106	1,925,188	24,103,348
Redeemed	(3,511,187)	(58,166,315)	(2,160,703)	(30,308,338)
Net increase (decrease)	(586,844)	$(9,739,042)	973,542	$10,716,727
MML American Funds International Fund Service Class I
Sold	558,719	$4,875,407	435,217	$4,297,878
Issued as reinvestment of dividends	416,412	3,830,988	529,496	4,781,345
Redeemed	(1,610,745)	(15,226,488)	(944,639)	(9,360,227)
Net increase (decrease)	(635,614)	$(6,520,093)	20,074	$(281,004)
MML American Funds Core Allocation Fund Service Class I
Sold	3,949,042	$44,985,785	2,794,411	$32,449,388
Issued as reinvestment of dividends	5,879,250	66,435,525	8,591,186	93,729,834
Redeemed	(17,719,081)	(201,085,589)	(13,002,185)	(151,140,842)
Net increase (decrease)	(7,890,789)	$(89,664,279)	(1,616,588)	$(24,961,620)
Blue Chip Growth Fund Initial Class
Sold	2,779,197	$45,532,429	1,945,288	$30,430,426
Issued as reinvestment of dividends	1,420,003	28,187,061	2,380,301	35,871,142
Redeemed	(5,519,341)	(101,804,633)	(3,267,709)	(53,613,817)
Net increase (decrease)	(1,320,141)	$(28,085,143)	1,057,880	$12,687,751
Blue Chip Growth Fund Service Class
Sold	1,261,217	$21,011,993	1,357,137	$21,425,008
Issued as reinvestment of dividends	750,429	14,108,057	1,162,438	16,692,604
Redeemed	(1,388,225)	(23,419,396)	(867,459)	(13,661,137)
Net increase (decrease)	623,421	$11,700,654	1,652,116	$24,456,475
Equity Income Fund Initial Class
Sold	6,989,618	$63,211,371	2,002,731	$21,174,454
Issued as reinvestment of dividends	3,795,543	33,362,820	4,302,128	42,720,131
Redeemed	(10,757,885)	(100,563,613)	(6,556,252)	(71,841,606)
Net increase (decrease)	27,276	$(3,989,422)	(251,393)	$(7,947,021)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Equity Income Fund Service Class
Sold	1,126,072	$9,878,222	547,258	$5,901,616
Issued as reinvestment of dividends	800,189	6,937,635	965,729	9,473,801
Redeemed	(1,634,326)	(14,954,955)	(1,243,848)	(13,522,355)
Net increase (decrease)	291,935	$1,860,902	269,139	$1,853,062
Equity Index Fund Class I
Sold	158,638	$4,484,060	289,009	$9,065,259
Issued as reinvestment of dividends	527,748	14,127,801	221,815	6,401,570
Redeemed	(372,901)	(10,890,498)	(577,061)	(18,206,612)
Net increase (decrease)	313,485	$7,721,363	(66,237)	$(2,739,783)
Equity Index Fund Class II
Sold	530,641	$15,968,112	767,421	$24,666,876
Issued as reinvestment of dividends	2,073,780	55,432,137	783,155	22,586,203
Redeemed	(814,591)	(23,496,849)	(762,223)	(24,112,631)
Net increase (decrease)	1,789,830	$47,903,400	788,353	$23,140,448
Equity Index Fund Class III
Sold	2,499,756	$65,345,495	24,627	$747,178
Issued as reinvestment of dividends	2,724,524	72,635,801	1,000,838	28,794,121
Redeemed	(2,890,585)	(75,837,713)	(6,715,413)	(217,400,488)
Net increase (decrease)	2,333,695	$62,143,583	(5,689,948)	$(187,859,189)
Equity Index Fund Service Class I
Sold	126,148	$3,336,003	52,270	$1,630,880
Issued as reinvestment of dividends	433,716	11,098,783	186,303	5,197,860
Redeemed	(428,311)	(11,892,177)	(270,864)	(8,309,139)
Net increase (decrease)	131,553	$2,542,609	(32,291)	$(1,480,399)
Focused Equity Fund Class II
Sold	4,190,889	$27,557,502	40,688,967	$249,990,138
Issued as reinvestment of dividends	2,281,227	15,078,907	1,044,822	6,676,411
Redeemed	(12,159,930)	(81,572,014)	(6,863,314)	(42,946,213)
Net increase (decrease)	(5,687,814)	$(38,935,605)	34,870,475	$213,720,336
Focused Equity Fund Service Class I
Sold	573,125	$3,507,834	1,054,578	$6,302,984
Issued as reinvestment of dividends	151,514	965,147	58,309	359,769
Redeemed	(728,168)	(4,619,674)	(421,874)	(2,521,223)
Net increase (decrease)	(3,529)	$(146,693)	691,013	$4,141,530
Foreign Fund Initial Class
Sold	3,436,660	$28,902,989	2,376,131	$23,088,796
Issued as reinvestment of dividends	1,988,950	17,462,978	1,111,272	9,912,550
Redeemed	(9,235,463)	(82,676,139)	(4,840,874)	(47,266,972)
Net increase (decrease)	(3,809,853)	$(36,310,172)	(1,353,471)	$(14,265,626)
Foreign Fund Service Class
Sold	109,823	$910,682	95,474	$929,829
Issued as reinvestment of dividends	62,146	543,157	32,260	286,467
Redeemed	(313,500)	(2,780,014)	(163,993)	(1,586,845)
Net increase (decrease)	(141,531)	$(1,326,175)	(36,259)	$(370,549)
Fundamental Equity Fund Class II
Sold	6,731,333	$66,303,639	239,266	$2,469,054
Issued as reinvestment of dividends	1,892,223	19,054,687	2,115,934	19,254,998
Redeemed	(3,737,296)	(37,875,208)	(1,799,210)	(18,456,314)
Net increase (decrease)	4,886,260	$47,483,118	555,990	$3,267,738

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Fundamental Equity Fund Service Class I
Sold	402,884	$3,900,820	334,038	$3,357,964
Issued as reinvestment of dividends	218,573	2,117,974	310,486	2,735,384
Redeemed	(282,390)	(2,676,182)	(187,873)	(1,889,738)
Net increase (decrease)	339,067	$3,342,612	456,651	$4,203,610
Fundamental Value Fund Class II
Sold	3,250,384	$36,451,213	1,252,751	$15,773,985
Issued as reinvestment of dividends	2,523,110	25,483,413	2,011,239	23,310,264
Redeemed	(5,186,260)	(55,943,088)	(2,055,010)	(27,104,933)
Net increase (decrease)	587,234	$5,991,538	1,208,980	$11,979,316
Fundamental Value Fund Service Class I
Sold	194,984	$2,016,509	194,855	$2,498,878
Issued as reinvestment of dividends	197,440	1,948,736	171,861	1,954,060
Redeemed	(247,127)	(2,599,090)	(197,528)	(2,576,940)
Net increase (decrease)	145,297	$1,366,155	169,188	$1,875,998
Global Fund Class I
Sold	2,916,187	$33,467,871	18,053,305	$216,474,156
Issued as reinvestment of dividends	1,525,486	18,839,748	1,285,902	15,070,765
Redeemed	(10,498,280)	(129,249,046)	(4,928,971)	(58,812,263)
Net increase (decrease)	(6,056,607)	$(76,941,427)	14,410,236	$172,732,658
Global Fund Class II
Sold	40,787	$499,749	69,934	$872,601
Issued as reinvestment of dividends	62,431	790,380	52,458	629,501
Redeemed	(172,130)	(2,109,788)	(190,256)	(2,324,624)
Net increase (decrease)	(68,912)	$(819,659)	(67,864)	$(822,522)
Global Fund Service Class I
Sold	191,853	$2,213,283	252,500	$3,001,317
Issued as reinvestment of dividends	66,044	805,077	47,939	555,133
Redeemed	(291,522)	(3,401,566)	(335,890)	(3,950,832)
Net increase (decrease)	(33,625)	$(383,206)	(35,451)	$(394,382)
Growth & Income Fund Initial Class
Sold	200,738	$3,655,539	94,892	$1,791,132
Issued as reinvestment of dividends	420,789	7,969,735	578,005	10,219,127
Redeemed	(982,478)	(18,267,234)	(851,420)	(15,977,062)
Net increase (decrease)	(360,951)	$(6,641,960)	(178,523)	$(3,966,803)
Growth & Income Fund Service Class
Sold	287,371	$5,182,815	340,550	$6,266,996
Issued as reinvestment of dividends	194,674	3,654,039	230,160	4,037,009
Redeemed	(420,910)	(7,692,264)	(267,163)	(4,977,564)
Net increase (decrease)	61,135	$1,144,590	303,547	$5,326,441
Income & Growth Fund Initial Class
Sold	3,767,937	$32,325,166	2,138,466	$20,201,336
Issued as reinvestment of dividends	666,588	5,619,340	1,598,367	14,273,421
Redeemed	(7,882,508)	(68,896,117)	(4,459,488)	(42,110,733)
Net increase (decrease)	(3,447,983)	$(30,951,611)	(722,655)	$(7,635,976)
Income & Growth Fund Service Class
Sold	338,125	$2,728,337	298,281	$2,779,510
Issued as reinvestment of dividends	63,377	526,027	177,012	1,555,938
Redeemed	(666,759)	(5,544,723)	(388,075)	(3,629,245)
Net increase (decrease)	(265,257)	$(2,290,359)	87,218	$706,203

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
International Equity Fund Class II
Sold	3,624,857	$27,988,887	1,823,191	$17,380,026
Issued as reinvestment of dividends	1,219,463	9,804,482	1,724,923	14,661,848
Redeemed	(6,497,422)	(54,363,903)	(3,241,156)	(31,295,427)
Net increase (decrease)	(1,653,102)	$(16,570,534)	306,958	$746,447
International Equity Fund Service Class I
Sold	145,131	$1,108,693	180,085	$1,715,692
Issued as reinvestment of dividends	45,072	359,225	57,537	485,036
Redeemed	(160,921)	(1,307,043)	(95,716)	(917,010)
Net increase (decrease)	29,282	$160,875	141,906	$1,283,718
Large Cap Growth Fund Initial Class
Sold	2,116,130	$23,524,833	757,370	$7,797,141
Issued as reinvestment of dividends	417,709	5,597,296	1,125,271	11,308,969
Redeemed	(2,510,605)	(31,567,556)	(1,886,569)	(20,303,497)
Net increase (decrease)	23,234	$(2,445,427)	(3,928)	$(1,197,387)
Large Cap Growth Fund Service Class
Sold	390,025	$4,445,019	456,792	$4,819,226
Issued as reinvestment of dividends	70,613	908,084	193,633	1,872,436
Redeemed	(340,624)	(3,861,294)	(243,988)	(2,544,287)
Net increase (decrease)	120,014	$1,491,809	406,437	$4,147,375
Managed Volatility Fund Initial Class
Sold	1,598,706	$20,977,612	903,580	$11,523,280
Issued as reinvestment of dividends	119,237	1,569,290	160,936	2,006,227
Redeemed	(2,761,263)	(35,119,122)	(1,776,812)	(22,422,864)
Net increase (decrease)	(1,043,320)	$(12,572,220)	(712,296)	$(8,893,357)
Managed Volatility Fund Service Class
Sold	251,737	$3,248,172	222,820	$2,815,961
Issued as reinvestment of dividends	24,322	317,733	32,885	406,901
Redeemed	(663,028)	(8,511,098)	(355,283)	(4,455,507)
Net increase (decrease)	(386,969)	$(4,945,193)	(99,578)	$(1,232,645)
Mid Cap Growth Fund Initial Class
Sold	3,088,309	$40,930,051	2,595,249	$42,447,148
Issued as reinvestment of dividends	2,551,558	39,651,202	3,509,097	51,794,275
Redeemed	(7,274,063)	(115,568,075)	(4,034,925)	(64,094,597)
Net increase (decrease)	(1,634,196)	$(34,986,822)	2,069,421	$30,146,826
Mid Cap Growth Fund Service Class
Sold	501,086	$6,860,352	592,734	$8,954,435
Issued as reinvestment of dividends	722,637	10,615,548	1,008,644	14,171,452
Redeemed	(1,536,899)	(22,707,358)	(1,048,108)	(16,123,659)
Net increase (decrease)	(313,176)	$(5,231,458)	553,270	$7,002,228
Mid Cap Value Fund Initial Class
Sold	5,340,333	$44,917,037	1,891,517	$19,673,030
Issued as reinvestment of dividends	679,787	6,322,018	4,699,890	43,755,980
Redeemed	(9,818,772)	(93,934,795)	(6,618,089)	(69,084,598)
Net increase (decrease)	(3,798,652)	$(42,695,740)	(26,682)	$(5,655,588)
Mid Cap Value Fund Service Class
Sold	578,487	$5,063,098	529,499	$5,430,477
Issued as reinvestment of dividends	80,868	737,517	646,059	5,898,516
Redeemed	(842,575)	(7,745,062)	(764,722)	(7,827,110)
Net increase (decrease)	(183,220)	$(1,944,447)	410,836	$3,501,883

Notes to Financial Statements (Continued)

	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Small Cap Growth Equity Fund Initial Class
Sold	1,383,925	$16,572,901	667,827	$9,688,722
Issued as reinvestment of dividends	1,530,354	19,885,569	2,306,199	29,446,089
Redeemed	(4,295,245)	(60,459,390)	(2,763,599)	(40,348,274)
Net increase (decrease)	(1,380,966)	$(24,000,920)	210,427	$(1,213,463)
Small Cap Growth Equity Fund Service Class
Sold	232,549	$2,762,475	318,701	$4,336,752
Issued as reinvestment of dividends	285,059	3,402,966	368,070	4,374,302
Redeemed	(484,239)	(6,010,938)	(299,020)	(4,139,621)
Net increase (decrease)	33,369	$154,503	387,751	$4,571,433
Small Company Value Fund Class II
Sold	338,532	$4,483,424	198,392	$3,132,613
Issued as reinvestment of dividends	270,351	3,344,244	811,986	10,637,023
Redeemed	(1,359,262)	(17,697,727)	(767,891)	(11,587,838)
Net increase (decrease)	(750,379)	$(9,870,059)	242,487	$2,181,798
Small Company Value Fund Service Class I
Sold	304,062	$3,526,786	244,587	$3,548,308
Issued as reinvestment of dividends	103,607	1,232,924	270,224	3,412,926
Redeemed	(405,826)	(5,013,773)	(189,320)	(2,802,632)
Net increase (decrease)	1,843	$(254,063)	325,491	$4,158,602
Small/Mid Cap Value Fund Initial Class
Sold	3,080,029	$24,812,916	1,029,697	$11,659,265
Issued as reinvestment of dividends	984,989	8,658,051	2,262,398	22,035,759
Redeemed	(5,283,660)	(50,362,051)	(2,478,580)	(28,259,786)
Net increase (decrease)	(1,218,642)	$(16,891,084)	813,515	$5,435,238
Small/Mid Cap Value Fund Service Class
Sold	386,463	$3,202,506	286,077	$3,241,143
Issued as reinvestment of dividends	124,257	1,079,794	289,953	2,792,250
Redeemed	(577,178)	(5,296,163)	(271,623)	(3,026,765)
Net increase (decrease)	(66,458)	$(1,013,863)	304,407	$3,006,628
Total Return Bond Fund Class II
Sold	6,019,322	$67,102,884	3,948,884	$41,406,916
Issued as reinvestment of dividends	936,309	10,430,481	964,465	10,406,581
Redeemed	(13,281,923)	(147,468,872)	(7,875,810)	(83,460,772)
Net increase (decrease)	(6,326,292)	$(69,935,507)	(2,962,461)	$(31,647,275)
Total Return Bond Fund Service Class I
Sold	2,212,987	$24,389,705	923,100	$9,720,553
Issued as reinvestment of dividends	136,362	1,499,979	83,845	895,462
Redeemed	(950,279)	(10,490,576)	(342,465)	(3,612,932)
Net increase (decrease)	1,399,070	$15,399,108	664,480	$7,003,083

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2020, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$413,102,291	$22,229,840	$(179,315)	$22,050,525
Balanced Allocation Fund	455,510,809	29,712,951	(1,802,895)	27,910,056
Moderate Allocation Fund	1,789,468,512	103,486,087	(12,760,071)	90,726,016
Growth Allocation Fund	1,151,933,867	102,607,151	(8,292,621)	94,314,530
Aggressive Allocation Fund	150,813,573	11,134,733	(1,567,136)	9,567,597
MML American Funds Growth Fund	156,549,999	101,191,839	–	101,191,839
MML American Funds International Fund	49,411,975	11,706,936	–	11,706,936
MML American Funds Core Allocation Fund	840,577,871	104,182,898	–	104,182,898
Blue Chip Growth Fund	263,244,121	270,566,280	(122,060)	270,444,220
Equity Income Fund	370,270,477	99,474,122	(17,377,428)	82,096,694
Equity Index Fund	367,623,982	307,755,606	(21,775,811)	285,979,795
Focused Equity Fund	248,369,250	47,192,569	(799,374)	46,393,195
Foreign Fund	257,188,134	36,286,817	(15,603,100)	20,683,717
Fundamental Equity Fund	148,179,336	34,913,219	(1,100,046)	33,813,173
Fundamental Value Fund	164,023,904	33,392,854	(2,208,090)	31,184,764
Global Fund	313,177,571	96,738,048	(6,730,688)	90,007,360
Growth & Income Fund	85,818,858	69,280,336	(758,623)	68,521,713
Income & Growth Fund	228,859,358	44,604,626	(4,118,034)	40,486,592
International Equity Fund	153,686,466	18,501,344	(5,942,030)	12,559,314
Large Cap Growth Fund	82,365,893	61,918,245	(1,392,473)	60,525,772
Managed Volatility Fund	82,675,458	57,796,186	(5,559,132)	52,237,054
Mid Cap Growth Fund	380,789,846	181,640,688	(4,822,438)	176,818,250
Mid Cap Value Fund	349,127,597	53,401,392	(2,506,580)	50,894,812
Small Cap Growth Equity Fund	161,903,152	65,159,278	(3,194,200)	61,965,078
Small Company Value Fund	67,615,246	27,761,228	(3,066,531)	24,694,697
Small/Mid Cap Value Fund	164,583,339	35,224,647	(5,138,312)	30,086,335
Total Return Bond Fund	368,190,116	13,048,892	(1,081,877)	11,967,015

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss.

At December 31, 2020, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Foreign Fund	$3,796,996	$2,617,174
Fundamental Value Fund	2,594,735	—
Income & Growth Fund	5,902,034	4,441,172
International Equity Fund	—	9,630,995

Notes to Financial Statements (Continued)

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Managed Volatility Fund	$2,517,847	$—
Small/Mid Cap Value Fund	—	5,296,826

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2020, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,451,222	$11,859,755
Balanced Allocation Fund	12,332,889	17,545,214
Moderate Allocation Fund	43,751,364	89,362,012
Growth Allocation Fund	28,093,261	87,982,413
Aggressive Allocation Fund	2,214,208	10,351,639
MML American Funds Growth Fund	1,556,780	22,586,326
MML American Funds International Fund	585,682	3,245,306
MML American Funds Core Allocation Fund	16,119,849	50,315,676
Blue Chip Growth Fund	—	42,295,118
Equity Income Fund	11,325,031	28,975,424
Equity Index Fund	12,122,939	141,171,583
Focused Equity Fund	6,643,227	9,400,827
Foreign Fund	8,258,161	9,747,974
Fundamental Equity Fund	2,072,887	19,099,774
Fundamental Value Fund	2,611,480	24,820,669
Global Fund	4,629,338	15,805,867
Growth & Income Fund	1,210,155	10,413,619
Income & Growth Fund	6,073,988	71,379
International Equity Fund	7,760,880	2,402,827
Large Cap Growth Fund	490,579	6,014,801
Managed Volatility Fund	1,887,023	—
Mid Cap Growth Fund	1,921,875	48,344,875
Mid Cap Value Fund	7,059,535	—
Small Cap Growth Equity Fund	4,430,669	18,857,866
Small Company Value Fund	504,882	4,072,286
Small/Mid Cap Value Fund	2,285,693	7,452,152
Total Return Bond Fund	11,930,460	—

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2019, was as follows:

	Ordinary Income	Long Term Capital Gain
Conservative Allocation Fund	$10,342,993	$15,519,906
Balanced Allocation Fund	12,564,829	24,564,191
Moderate Allocation Fund	48,785,966	126,845,740
Growth Allocation Fund	32,280,377	126,440,141
Aggressive Allocation Fund	2,782,167	13,643,370
MML American Funds Growth Fund	581,644	23,521,704
MML American Funds International Fund	1,681,469	3,099,876
MML American Funds Core Allocation Fund	23,619,099	70,110,735
Blue Chip Growth Fund	—	52,563,746
Equity Income Fund	10,992,816	41,201,116
Equity Index Fund	15,714,159	47,265,595
Focused Equity Fund	2,445,340	4,590,840
Foreign Fund	5,562,658	4,636,359
Fundamental Equity Fund	804,414	21,185,968
Fundamental Value Fund	5,758,712	19,505,612
Global Fund	2,941,507	13,313,892
Growth & Income Fund	1,280,311	12,975,825
Income & Growth Fund	7,767,467	8,061,892
International Equity Fund	4,167,641	10,979,243
Large Cap Growth Fund	572,002	12,609,403
Managed Volatility Fund	2,413,128	—
Mid Cap Growth Fund	4,508,524	61,457,203
Mid Cap Value Fund	11,796,114	37,858,382
Small Cap Growth Equity Fund	4,266,404	29,553,987
Small Company Value Fund	381,109	13,668,840
Small/Mid Cap Value Fund	2,820,675	22,007,334
Total Return Bond Fund	11,302,043	—

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2020:

Amount
Conservative Allocation Fund	$54,413
Balanced Allocation Fund	76,667
Moderate Allocation Fund	398,967
Growth Allocation Fund	356,836
Aggressive Allocation Fund	44,712
MML American Funds International Fund	56,855
MML American Funds Core Allocation Fund	113,264
Foreign Fund	554,838
Global Fund	351,642
International Equity Fund	223,631

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2020, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$4,128,921	$11,819,541	$(37,996)	$22,050,525
Balanced Allocation Fund	5,190,216	14,035,146	(46,655)	27,910,056
Moderate Allocation Fund	21,093,264	66,099,506	(172,441)	90,726,016
Growth Allocation Fund	17,316,130	51,905,814	(142,145)	94,314,530
Aggressive Allocation Fund	1,925,003	6,785,610	(9,834)	9,567,597
MML American Funds Growth Fund	—	15,195,896	(8,962)	101,191,839
MML American Funds International Fund	78,134	899,793	(4,793)	11,706,936
MML American Funds Core Allocation Fund	12,436,584	22,679,169	(65,540)	104,182,898
Blue Chip Growth Fund	—	59,439,657	(34,723)	270,444,221
Equity Income Fund	10,277,015	7,884,209	(55,936)	82,097,701
Equity Index Fund	10,841,879	30,554,408	(72,421)	285,979,795
Focused Equity Fund	5,336,488	15,300,442	(6,968)	46,393,196
Foreign Fund	6,600,890	(6,414,170)	(40,903)	20,736,399
Fundamental Equity Fund	4,821,103	14,477,399	(13,196)	33,813,175
Fundamental Value Fund	3,297,998	(2,594,735)	(18,520)	31,188,166
Global Fund	3,476,455	34,229,859	(15,855)	90,055,250
Growth & Income Fund	1,357,958	9,151,446	(18,690)	68,521,504
Income & Growth Fund	4,619,830	(10,343,206)	(24,482)	40,486,592
International Equity Fund	1,068,813	(9,630,995)	(10,719)	12,604,914
Large Cap Growth Fund	1,300,620	16,591,265	(16,027)	60,525,772
Managed Volatility Fund	1,373,709	(2,517,847)	(32,064)	52,237,993
Mid Cap Growth Fund	12,556,137	86,004,692	(41,887)	176,818,250
Mid Cap Value Fund	5,076,599	8,396,925	(51,183)	50,895,748
Small Cap Growth Equity Fund	14,816,699	17,261,333	(31,534)	61,965,079
Small Company Value Fund	498,749	5,704,596	(9,935)	24,694,697
Small/Mid Cap Value Fund	1,982,686	(5,296,826)	(24,843)	30,086,336
Total Return Bond Fund	20,691,367	3,692,900	(32,407)	11,966,866

Notes to Financial Statements (Continued)

During the year ended December 31, 2020, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$—	$(896,450)	$896,450
Balanced Allocation Fund	—	(1,237,720)	1,237,720
Moderate Allocation Fund	1	(5,345,396)	5,345,395
Growth Allocation Fund	—	(4,398,717)	4,398,717
Aggressive Allocation Fund	—	(531,862)	531,862
MML American Funds Growth Fund	(264,462)	(10)	264,472
MML American Funds Core Allocation Fund	1	(2,379,501)	2,379,500
Blue Chip Growth Fund	(1,752,363)	(351,398)	2,103,761
Equity Income Fund	—	9,860	(9,860)
Equity Index Fund	—	(1,312,896)	1,312,896
Focused Equity Fund	—	3,109	(3,109)
Foreign Fund	—	(42,172)	42,172
Fundamental Equity Fund	—	8,663	(8,663)
Fundamental Value Fund	1	71,484	(71,485)
Global Fund	—	16,967	(16,967)
Growth & Income Fund	(377)	39,300	(38,923)
Income & Growth Fund	3	169,852	(169,855)
International Equity Fund	—	121,711	(121,711)
Managed Volatility Fund	—	(325,083)	325,083
Mid Cap Growth Fund	—	(1,210,063)	1,210,063
Mid Cap Value Fund	17,981	1,533,001	(1,550,982)
Small Cap Growth Equity Fund	—	(556,671)	556,671
Small Company Value Fund	—	(66,461)	66,461
Small/Mid Cap Value Fund	—	8	(8)
Total Return Bond Fund	—	(1,262,113)	1,262,113

The Funds did not have any unrecognized tax benefits at December 31, 2020, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7. Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2020, was as follows:

	Beginning Value as of 12/31/19	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/20	Number of Shares Held as of 12/31/20	Dividend Income	Realized Gains Distributions
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$11,636,554	$5,647,973	$(5,804,349)	$2,415,320	$627,697	$14,523,195	708,103	$—	$1,087,460
MML Dynamic Bond Fund, Class II	55,344,583	19,282,553	(24,943,864)	1,061,936	692,932	51,438,140	4,927,025	169,711	—
MML Equity Income Fund, Initial Class	12,876,499	7,730,673	(4,509,839)	965,693	(1,189,816)	15,873,210	1,544,087	330,365	945,358
MML Equity Index Fund, Class III	944,007	496,248	(225,400)	(41,222)	(30,497)	1,143,136	39,446	18,972	231,270
MML Focused Equity Fund, Class II	16,672,231	8,843,398	(6,286,939)	697,117	819,970	20,745,777	2,861,486	150,949	827,598
MML Foreign Fund, Initial Class	8,051,494	3,638,906	(2,910,784)	700,110	(411,766)	9,067,960	904,986	235,691	277,414
MML Fundamental Equity Fund, Class II	7,115,314	7,752,326	(3,182,245)	1,590,527	(636,607)	12,639,315	1,177,942	4,409	1,380,635
MML Fundamental Value Fund, Class II	12,009,269	7,854,441	(4,304,778)	524,826	(1,516,818)	14,566,940	1,253,609	168,501	1,578,406
MML Global Fund, Class I	19,718,465	12,244,694	(11,331,255)	2,699,574	836,697	24,168,175	1,731,245	270,305	954,186
MML High Yield Fund, Class II	11,956,901	3,239,566	(4,727,066)	1,085,778	(459,516)	11,095,663	1,098,581	2,542	—
MML Income & Growth Fund, Initial Class	13,162,819	5,543,355	(4,693,924)	1,676,043	(1,421,664)	14,266,629	1,426,663	250,719	35,289
MML Inflation-Protected and Income Fund, Initial Class	16,866,008	5,080,598	(8,121,470)	1,200,107	386,988	15,412,231	1,350,765	17,507	—
MML International Equity Fund, Class II	9,817,292	3,672,540	(4,885,965)	824,158	(436,072)	8,991,953	900,997	268,468	237,492
MML Large Cap Growth Fund, Initial Class	3,063,152	3,018,723	(1,900,628)	771,835	332,267	5,285,349	378,065	15,810	214,624
MML Managed Bond Fund, Initial Class	85,527,270	34,464,066	(38,259,066)	4,404,526	1,599,241	87,736,037	6,454,684	76,871	—
MML Mid Cap Growth Fund, Initial Class	10,431,430	9,202,019	(6,309,846)	2,668,811	142,792	16,135,206	891,448	10,621	1,302,137
MML Mid Cap Value Fund, Initial Class	9,127,793	7,090,000	(4,441,508)	1,509,837	(550,347)	12,735,775	1,202,623	216,730	—
MML Short-Duration Bond Fund, Class II	22,843,273	7,524,602	(8,130,477)	538,948	(158,494)	22,617,852	2,298,562	63	—
MML Small Cap Growth Equity Fund, Initial Class	1,839,468	775,834	(857,553)	394,004	26,508	2,178,261	129,179	—	203,838
MML Small Company Value Fund, Class II	4,198,729	1,125,085	(1,193,895)	399,331	(188,839)	4,340,411	284,617	9,363	178,908
MML Small/Mid Cap Value Fund, Initial Class	2,511,258	1,577,492	(993,729)	470,339	(321,302)	3,244,058	296,532	28,802	119,072
MML Strategic Emerging Markets Fund, Class II	1,640,316	782,446	(984,752)	98,108	157,432	1,693,550	117,363	7,123	45,445
MML Total Return Bond Fund, Class II	47,752,538	16,761,387	(19,972,124)	1,130,667	1,148,306	46,820,774	4,150,778	1,442,982	206,590
	$385,106,663	$173,348,925	$(168,971,456)	$27,786,373	$(550,908)	$416,719,597		$3,696,504	$9,825,722

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/19	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/20	Number of Shares Held as of 12/31/20	Dividend Income	Realized Gains Distributions
Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$17,817,696	$7,116,112	$(10,429,740)	$3,837,812	$1,761,253	$20,103,133	980,163	$—	$1,667,212
MML Dynamic Bond Fund, Class II	59,442,046	11,830,975	(22,171,517)	1,424,961	716,486	51,242,951	4,908,329	185,742	—
MML Equity Income Fund, Initial Class	19,564,530	5,859,694	(4,634,142)	(152,633)	(905,011)	19,732,438	1,919,498	464,915	1,330,384
MML Equity Index Fund, Class III	1,373,256	362,134	(276,543)	(104,465)	(18,282)	1,336,100	46,104	25,198	307,162
MML Focused Equity Fund, Class II	22,735,295	5,464,072	(6,334,671)	1,219,290	664,016	23,748,002	3,275,587	197,506	1,082,852
MML Foreign Fund, Initial Class	15,665,107	1,754,593	(4,082,664)	654,512	(860,073)	13,131,475	1,310,526	379,217	446,347
MML Fundamental Equity Fund, Class II	10,679,407	12,374,323	(2,969,347)	2,180,933	(473,027)	21,792,289	2,030,968	7,723	2,418,424
MML Fundamental Value Fund, Class II	17,308,435	4,935,313	(4,492,537)	(274,562)	(1,557,183)	15,919,466	1,370,006	210,804	1,974,668
MML Global Fund, Class I	35,693,340	4,584,588	(16,308,337)	924,811	(183,617)	24,710,785	1,770,114	293,180	1,034,940
MML High Yield Fund, Class II	12,859,143	311,443	(2,923,442)	972,676	(451,198)	10,768,622	1,066,200	2,781	—
MML Income & Growth Fund, Initial Class	19,873,747	3,664,188	(4,984,021)	1,390,515	(1,299,117)	18,645,312	1,864,531	372,243	52,393
MML Inflation-Protected and Income Fund, Initial Class	19,472,893	5,499,964	(7,807,788)	1,488,103	159,690	18,812,862	1,648,805	17,732	—
MML International Equity Fund, Class II	15,826,325	4,295,259	(5,705,346)	1,149,766	(718,782)	14,847,222	1,487,698	471,190	416,823
MML Large Cap Growth Fund, Initial Class	6,443,710	2,637,417	(1,996,117)	2,164,737	389,169	9,638,916	689,479	31,171	423,144
MML Managed Bond Fund, Initial Class	96,044,609	12,826,843	(33,374,750)	5,801,566	762,911	82,061,179	6,037,188	83,624	—
MML Mid Cap Growth Fund, Initial Class	17,777,164	7,176,243	(8,283,475)	3,543,845	406,593	20,620,370	1,139,247	16,522	2,025,503
MML Mid Cap Value Fund, Initial Class	17,097,902	4,220,753	(6,635,889)	1,888,833	(1,153,123)	15,418,476	1,455,947	327,023	—
MML Short-Duration Bond Fund, Class II	24,890,000	3,223,170	(5,975,541)	480,714	(139,691)	22,478,652	2,284,416	69	—
MML Small Cap Growth Equity Fund, Initial Class	2,943,680	419,127	(1,079,067)	388,503	90,310	2,762,553	163,829	—	293,858
MML Small Company Value Fund, Class II	6,410,281	379,653	(1,624,990)	466,742	(465,148)	5,166,538	338,789	12,619	241,137
MML Small/Mid Cap Value Fund, Initial Class	5,106,057	710,470	(1,019,244)	271,281	(374,684)	4,693,880	429,057	46,317	191,485
MML Strategic Emerging Markets Fund, Class II	4,923,621	445,941	(1,334,425)	405,165	148,237	4,588,539	317,986	20,004	127,629
MML Total Return Bond Fund, Class II	51,789,501	7,404,049	(20,791,895)	1,240,646	1,124,887	40,767,188	3,614,112	1,406,090	201,309
	$501,737,745	$107,496,324	$(175,235,488)	$31,363,751	$(2,375,384)	$462,986,948		$4,571,670	$14,235,270

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/19	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/20	Number of Shares Held as of 12/31/20	Dividend Income	Realized Gains Distributions
Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$86,070,475	$14,997,217	$(26,048,884)	$13,841,615	$5,527,671	$94,388,094	4,602,052	$—	$7,342,508
MML Dynamic Bond Fund, Class II	184,141,398	34,109,188	(63,543,136)	4,200,708	2,251,936	161,160,094	15,436,791	548,334	—
MML Equity Income Fund, Initial Class	96,832,134	24,657,031	(20,958,028)	(1,374,804)	(6,593,257)	92,563,076	9,004,190	2,072,284	5,929,967
MML Equity Index Fund, Class III	5,853,538	1,807,771	(1,125,627)	(420,936)	(97,701)	6,017,045	207,628	114,287	1,393,143
MML Focused Equity Fund, Class II	131,131,396	20,766,711	(28,916,633)	5,106,935	3,485,603	131,574,012	18,148,140	1,036,630	5,683,468
MML Foreign Fund, Initial Class	70,871,296	11,110,075	(18,901,308)	1,598,034	(3,890,349)	60,787,748	6,066,641	1,829,194	2,152,995
MML Fundamental Equity Fund, Class II	44,894,915	30,756,060	(12,944,100)	6,637,868	(1,917,596)	67,427,147	6,283,984	24,084	7,542,316
MML Fundamental Value Fund, Class II	85,150,047	25,975,102	(22,021,583)	(820,393)	(8,781,744)	79,501,429	6,841,775	1,065,072	9,976,868
MML Global Fund, Class I	180,074,543	18,682,507	(47,219,654)	10,626,565	1,042,806	163,206,767	11,691,029	1,795,793	6,339,215
MML High Yield Fund, Class II	40,038,083	69,520	(29,542,948)	2,765,270	(1,948,886)	11,381,039	1,126,836	7,604	—
MML Income & Growth Fund, Initial Class	97,029,674	14,780,849	(24,077,947)	6,458,488	(7,470,489)	86,720,575	8,672,058	1,767,859	248,828
MML Inflation-Protected and Income Fund, Initial Class	61,247,456	13,151,589	(22,513,969)	4,718,826	863,187	57,467,089	5,036,555	56,252	—
MML International Equity Fund, Class II	78,678,686	12,499,105	(19,743,586)	772,789	(3,538,640)	68,668,354	6,880,597	2,164,148	1,914,443
MML Large Cap Growth Fund, Initial Class	25,961,531	12,036,257	(8,486,080)	5,874,646	1,564,507	36,950,861	2,643,123	107,325	1,456,944
MML Managed Bond Fund, Initial Class	284,832,981	41,589,051	(97,551,262)	17,569,399	1,674,663	248,114,832	18,253,650	242,279	—
MML Mid Cap Growth Fund, Initial Class	96,486,038	19,202,924	(30,520,380)	14,145,818	81,422	99,395,822	5,491,482	74,340	9,114,076
MML Mid Cap Value Fund, Initial Class	87,965,355	6,574,540	(20,488,151)	4,596,728	(5,291,077)	73,357,395	6,927,044	1,358,171	—
MML Short-Duration Bond Fund, Class II	77,813,892	7,710,778	(22,483,739)	1,374,638	(448,011)	63,967,558	6,500,768	187	—
MML Small Cap Growth Equity Fund, Initial Class	14,051,151	3,505,019	(4,433,938)	2,285,330	376,413	15,783,975	936,047	—	1,659,883
MML Small Company Value Fund, Class II	30,410,587	3,684,943	(6,290,338)	2,569,553	(2,129,975)	28,244,770	1,852,116	68,527	1,309,455
MML Small/Mid Cap Value Fund, Initial Class	26,579,626	4,570,877	(5,903,511)	1,199,924	(1,959,901)	24,487,015	2,238,301	248,823	1,028,692
MML Strategic Emerging Markets Fund, Class II	53,559,245	7,753,124	(29,863,592)	(1,360,530)	7,641,454	37,729,701	2,614,671	224,735	1,433,845
MML Total Return Bond Fund, Class II	165,230,445	31,533,897	(58,837,447)	4,278,149	3,405,018	145,610,062	12,908,693	4,429,928	634,228
	$2,024,904,492	$361,524,135	$(622,415,841)	$106,644,620	$(16,152,946)	$1,854,504,460		$19,235,856	$65,160,874

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/19	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/20	Number of Shares Held as of 12/31/20	Dividend Income	Realized Gains Distributions
Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$70,699,258	$17,028,873	$(29,028,991)	$12,547,913	$6,943,314	$78,190,367	3,812,305	$—	$7,212,529
MML Dynamic Bond Fund, Class II	85,389,620	11,218,919	(48,972,019)	782,176	1,645,636	50,064,332	4,795,434	207,609	—
MML Equity Income Fund, Initial Class	79,471,187	18,109,232	(25,538,465)	666,570	(6,952,772)	65,755,752	6,396,474	1,789,398	5,120,468
MML Equity Index Fund, Class III	5,204,617	1,307,687	(1,381,371)	(312,857)	(184,950)	4,633,126	159,873	97,596	1,189,688
MML Focused Equity Fund, Class II	112,672,816	5,871,526	(37,076,416)	2,018,077	3,856,221	87,342,224	12,047,203	833,691	4,570,821
MML Foreign Fund, Initial Class	67,038,756	5,141,976	(21,483,648)	1,589,800	(3,407,097)	48,879,787	4,878,222	1,634,353	1,923,664
MML Fundamental Equity Fund, Class II	34,227,405	30,108,098	(17,475,505)	6,560,351	(2,398,218)	51,022,131	4,755,091	21,394	6,699,834
MML Fundamental Value Fund, Class II	70,576,691	20,563,625	(23,385,914)	386,392	(8,067,101)	60,073,693	5,169,853	901,675	8,446,278
MML Global Fund, Class I	151,174,860	13,814,498	(48,949,223)	9,086,870	758,269	125,885,274	9,017,570	1,552,990	5,482,117
MML High Yield Fund, Class II	19,937,896	2,093,431	(7,005,622)	1,577,036	(793,922)	15,808,819	1,565,230	4,688	—
MML Income & Growth Fund, Initial Class	81,935,670	8,333,742	(24,947,758)	4,811,110	(5,849,592)	64,283,172	6,428,317	1,471,475	207,111
MML Inflation-Protected and Income Fund, Initial Class	58,922,504	6,302,090	(25,681,032)	4,234,885	1,102,088	44,880,535	3,933,439	58,326	—
MML International Equity Fund, Class II	65,820,648	15,303,104	(22,686,076)	3,260,011	(3,503,082)	58,194,605	5,831,123	2,039,315	1,804,013
MML Large Cap Growth Fund, Initial Class	24,485,326	7,294,923	(11,438,122)	5,752,802	2,237,289	28,332,218	2,026,625	107,415	1,458,172
MML Managed Bond Fund, Initial Class	134,403,534	21,957,598	(67,976,552)	5,880,955	2,519,167	96,784,702	7,120,389	104,042	—
MML Mid Cap Growth Fund, Initial Class	81,625,414	19,115,042	(35,968,708)	11,822,019	1,966,126	78,559,893	4,340,326	68,563	8,405,727
MML Mid Cap Value Fund, Initial Class	71,618,466	11,127,505	(23,051,204)	5,876,210	(4,926,848)	60,644,129	5,726,547	1,250,153	—
MML Short-Duration Bond Fund, Class II	43,263,031	1,076,764	(14,028,545)	738,302	(239,653)	30,809,899	3,131,087	107	—
MML Small Cap Growth Equity Fund, Initial Class	15,006,166	1,855,978	(4,245,343)	2,531,391	70,054	15,218,246	902,498	—	1,768,040
MML Small Company Value Fund, Class II	29,863,715	2,183,053	(7,909,074)	2,773,198	(2,550,020)	24,360,872	1,597,434	66,803	1,276,513
MML Small/Mid Cap Value Fund, Initial Class	24,002,391	1,887,348	(6,453,801)	1,236,874	(2,059,596)	18,613,216	1,701,391	208,356	861,390
MML Strategic Emerging Markets Fund, Class II	56,110,565	4,729,734	(23,781,211)	(120,699)	6,385,765	43,324,154	3,002,367	228,826	1,459,944
MML Total Return Bond Fund, Class II	74,065,614	21,612,890	(45,784,524)	544,520	2,775,016	53,213,516	4,717,510	1,793,053	256,709
	$1,457,516,150	$248,037,636	$(574,249,124)	$84,243,906	$(10,673,906)	$1,204,874,662		$14,439,828	$58,143,018

Notes to Financial Statements (Continued)

	Beginning Value as of 12/31/19	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 12/31/20	Number of Shares Held as of 12/31/20	Dividend Income	Realized Gains Distributions
Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	$8,834,198	$1,520,072	$(1,847,091)	$1,741,555	$410,722	$10,659,456	519,720	$—	$840,996
MML Dynamic Bond Fund, Class II	3,562,486	166,313	(2,158,581)	12,784	71,112	1,654,114	158,440	6,266	—
MML Equity Income Fund, Initial Class	9,897,070	1,784,454	(1,782,855)	(283,575)	(422,481)	9,192,613	894,223	208,166	595,679
MML Equity Index Fund, Class III	672,032	196,705	(103,047)	(58,204)	142	707,628	24,418	12,869	156,861
MML Focused Equity Fund, Class II	13,914,764	1,310,610	(2,640,025)	522,317	359,803	13,467,469	1,857,582	104,932	575,307
MML Foreign Fund, Initial Class	8,069,490	771,784	(1,317,026)	126,068	(258,684)	7,391,632	737,688	206,663	243,245
MML Fundamental Equity Fund, Class II	4,227,227	4,224,048	(1,246,991)	818,702	(254,620)	7,768,366	723,986	2,745	859,696
MML Fundamental Value Fund, Class II	8,795,156	2,543,211	(1,641,916)	(428,337)	(400,214)	8,867,900	763,158	110,493	1,035,021
MML Global Fund, Class I	18,788,368	1,908,479	(3,499,099)	1,373,776	32,078	18,603,602	1,332,636	191,521	676,079
MML High Yield Fund, Class II	1,792,598	77,892	(313,751)	92,125	(9,711)	1,639,153	162,292	398	—
MML Income & Growth Fund, Initial Class	9,614,288	1,633,205	(1,726,470)	594,138	(447,700)	9,667,461	966,746	183,625	25,845
MML Inflation-Protected and Income Fund, Initial Class	3,397,173	159,777	(889,081)	286,366	33,536	2,987,771	261,855	3,533	—
MML International Equity Fund, Class II	8,161,387	2,017,654	(1,342,859)	372,723	(230,005)	8,978,900	899,689	258,426	228,608
MML Large Cap Growth Fund, Initial Class	3,110,371	547,220	(774,178)	710,142	92,953	3,686,508	263,699	11,740	159,371
MML Managed Bond Fund, Initial Class	5,914,208	250,843	(2,760,364)	169,639	147,249	3,721,575	273,794	3,879	—
MML Mid Cap Growth Fund, Initial Class	10,096,021	2,284,541	(2,088,897)	1,781,710	(30,717)	12,042,658	665,340	8,466	1,037,899
MML Mid Cap Value Fund, Initial Class	8,891,086	800,618	(1,729,247)	384,388	(397,347)	7,949,498	750,661	138,057	—
MML Short-Duration Bond Fund, Class II	2,909,730	108,236	(408,632)	53,264	(14,867)	2,647,731	269,078	6	—
MML Small Cap Growth Equity Fund, Initial Class	1,988,912	321,264	(353,951)	354,506	35,630	2,346,361	139,148	—	236,279
MML Small Company Value Fund, Class II	3,969,499	337,056	(666,407)	302,650	(217,290)	3,725,508	244,296	8,731	166,836
MML Small/Mid Cap Value Fund, Initial Class	2,744,616	239,828	(503,677)	131,657	(198,505)	2,413,919	220,651	23,064	95,357
MML Strategic Emerging Markets Fund, Class II	8,803,514	682,564	(1,233,556)	918,642	210,407	9,381,571	650,144	36,262	231,352
MML Total Return Bond Fund, Class II	3,185,272	200,670	(2,077,729)	(21,578)	145,987	1,432,622	127,005	51,138	7,321
	$151,339,466	$24,087,044	$(33,105,430)	$9,955,458	$(1,342,522)	$150,934,016		$1,570,980	$7,171,752

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

In October 2020, Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) was amended by Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 requires entities to reevaluate whether callable debt securities fall within the scope of ASU 2017-08 at each reporting period. ASU 2020-08 also amends the relevant guidance to require premiums to be amortized to the “next call date” rather than the “earliest call date,” and further clarifies the definition of “next call date.” ASU 2020-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption of ASU 2020-08 is not permitted. Management is currently evaluating the impact, if any, of applying ASU 2020-08.

In March 2020, FASB issued Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 will have a material impact on the financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund are approximately $4,562,800 and $207,706, respectively, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, these actions were transferred to the Southern District of New York for consolidated pretrial proceedings.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

Notes to Financial Statements (Continued)

11.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 has produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, and global business disruption, and it may result in future significant adverse effects, such as exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML American Funds Core Allocation Fund, MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Equity Fund (formerly known as MML Fundamental Growth Fund), MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 23, 2021

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statements of Additional Information include additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2003	Retired.	109

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee	Since 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	109

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2012	Retired.	109

Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Year of birth: 1946	Chairperson Trustee	Since 2016 Since 2003	Retired.	109

Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2012	Retired.	109

Lead Director (since 2020), Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Year of birth: 1952	Trustee	Since 2009	Retired.	111^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	109

Director (since 2016), MML

Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				111^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Year of birth: 1975	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	109
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).

				109
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	109
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; Executive Vice President, Head of Field Distribution (2012-2016), MetLife; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company); President (since 2021), MassMutual Premier Funds (open-end investment company).	109
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).

				109
Douglas Steele Year of birth: 1975	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	109

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	109

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2020, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	11.35%
Balanced Allocation Fund	15.16%
Moderate Allocation Fund	19.95%
Growth Allocation Fund	27.53%
Aggressive Allocation Fund	40.99%
MML American Funds Growth Fund	78.54%
MML American Funds International Fund	1.43%
MML American Funds Core Allocation Fund	99.82%
Equity Income Fund	100.00%
Equity Index Fund	88.69%
Focused Equity Fund	45.07%
Fundamental Equity Fund	46.78%
Fundamental Value Fund	100.00%
Global Fund	52.79%
Growth & Income Fund	100.00%
Income & Growth Fund	94.35%
Large Cap Growth Fund	100.00%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	100.00%
Mid Cap Value Fund	100.00%
Small Cap Growth Equity Fund	28.37%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2020, the following Fund(s) earned the following foreign sources of income:

Amount
Conservative Allocation Fund	$393,613
Balanced Allocation Fund	557,547
Moderate Allocation Fund	2,892,677
Growth Allocation Fund	2,577,690
Aggressive Allocation Fund	323,175
MML American Funds International Fund	463,650
MML American Funds Core Allocation Fund	910,830
Foreign Fund	5,458,273
Global Fund	2,336,662
International Equity Fund	1,069,759

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in September 2020, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), reviewed and approved a proposal to make changes to the existing subadvisory agreement between MML Advisers and Wellington Management Company LLP (“Wellington Management”) for the Small Cap Growth Equity Fund in order to lower the subadvisory fee paid on behalf of the Fund. In arriving at their decision, the Trustees discussed the fees payable to Wellington Management by MML Advisers under the amended subadvisory agreement and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreement is not excessive and the subadvisory fee amount under the amended subadvisory agreement is fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

Prior to the vote being taken to approve the amendment to the subadvisory agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The amended subadvisory agreement became effective on October 1, 2020.

Also at their meeting in September 2020, the Trustees, including the Independent Trustees, approved a new subadvisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) for the Income & Growth Fund (the “Fund” and the “September Subadvisory Agreement”) due to an expected change in control, whereby Perpetual U.S. Holding Company, Inc. (“Perpetual”) will acquire BrightSphere Investment Group Inc.’s (“BrightSphere”) equity interest in Barrow Hanley. The acquisition by Perpetual of BrightSphere’s equity interest in Barrow Hanley will trigger the automatic assignment of the current subadvisory agreement, necessitating the need for the September Subadvisory Agreement, which is substantially identical to the current subadvisory agreement. The Trustees considered the nature of the transaction and that the transaction would not result in any change in the investment strategies or portfolio management team of the Fund, or in the fees or expenses of the Fund. In addition, the Trustees considered the statements of Perpetual and Barrow Hanley that the change in control was not expected to have any material impact on Barrow Hanley or the services it provides to the Fund, including the personnel providing services to the Fund.

Prior to the votes being taken to approve the September Subadvisory Agreement discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The September Subadvisory Agreement became effective on November 17, 2020.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2020

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2020:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2020.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$1,126.50	$0.64	$1,024.50	$0.61
Service Class	1,000	0.37%	1,124.10	1.98	1,023.30	1.88
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,142.90	0.65	1,024.50	0.61
Service Class	1,000	0.37%	1,141.40	1.99	1,023.30	1.88
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,167.50	0.60	1,024.60	0.56
Service Class	1,000	0.36%	1,165.40	1.96	1,023.30	1.83
Growth Allocation Fund
Initial Class	1,000	0.11%	1,197.80	0.61	1,024.60	0.56
Service Class	1,000	0.36%	1,196.80	1.99	1,023.30	1.83

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.15%	$1,230.30	$0.84	$1,024.40	$0.76
Service Class	1,000	0.40%	1,229.20	2.24	1,023.10	2.03
MML American Funds Growth Fund
Service Class I**	1,000	1.03%	1,355.20	6.10	1,020.00	5.23
MML American Funds International Fund
Service Class I**	1,000	1.28%	1,283.00	7.35	1,018.70	6.50
MML American Funds Core Allocation Fund
Service Class I	1,000	0.71%	1,139.10	3.82	1,021.60	3.61
Blue Chip Growth Fund
Initial Class	1,000	0.77%	1,211.80	4.28	1,021.30	3.91
Service Class	1,000	1.03%	1,209.80	5.72	1,020.00	5.23
Equity Income Fund
Initial Class	1,000	0.76%	1,249.10	4.30	1,021.30	3.86
Service Class	1,000	1.01%	1,248.20	5.71	1,020.10	5.13
Equity Index Fund
Class I	1,000	0.43%	1,220.80	2.40	1,023.00	2.19
Class II	1,000	0.28%	1,221.70	1.56	1,023.70	1.42
Class III	1,000	0.13%	1,223.00	0.73	1,024.50	0.66
Service Class I	1,000	0.68%	1,219.40	3.79	1,021.70	3.46
Focused Equity Fund
Class II	1,000	0.87%	1,198.40	4.81	1,020.80	4.42
Service Class I	1,000	1.12%	1,196.80	6.18	1,019.50	5.69
Foreign Fund
Initial Class	1,000	0.88%	1,239.70	4.95	1,020.70	4.47
Service Class	1,000	1.13%	1,236.80	6.35	1,019.50	5.74
Fundamental Equity Fund
Class II	1,000	0.81%	1,207.40	4.49	1,021.10	4.12
Service Class I	1,000	1.06%	1,204.60	5.87	1,019.80	5.38
Fundamental Value Fund
Class II	1,000	0.79%	1,234.20	4.44	1,021.20	4.01
Service Class I	1,000	1.04%	1,232.10	5.84	1,019.90	5.28
Global Fund
Class I	1,000	0.81%	1,245.80	4.57	1,021.10	4.12
Class II	1,000	0.81%	1,245.60	4.57	1,021.10	4.12
Service Class I	1,000	1.06%	1,243.80	5.98	1,019.80	5.38
Growth & Income Fund
Initial Class	1,000	0.56%	1,202.00	3.10	1,022.30	2.85
Service Class	1,000	0.81%	1,200.30	4.48	1,021.10	4.12
Income & Growth Fund
Initial Class	1,000	0.70%	1,269.00	3.99	1,021.60	3.56
Service Class	1,000	0.95%	1,267.70	5.42	1,020.40	4.82
International Equity Fund
Class II	1,000	1.00%	1,362.60	5.94	1,020.10	5.08
Service Class I	1,000	1.25%	1,360.60	7.42	1,018.90	6.34
Large Cap Growth Fund
Initial Class	1,000	0.71%	1,200.80	3.93	1,021.60	3.61
Service Class	1,000	0.97%	1,199.40	5.36	1,020.30	4.93

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Managed Volatility Fund
Initial Class	$1,000	1.16%	$1,096.30	$6.11	$1,019.30	$5.89
Service Class	1,000	1.41%	1,094.90	7.42	1,018.00	7.15
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,262.80	4.61	1,021.10	4.12
Service Class	1,000	1.06%	1,260.90	6.02	1,019.80	5.38
Mid Cap Value Fund
Initial Class	1,000	0.89%	1,216.80	4.96	1,020.70	4.52
Service Class	1,000	1.14%	1,216.10	6.35	1,019.40	5.79
Small Cap Growth Equity Fund
Initial Class	1,000	1.08%	1,439.80	6.62	1,019.70	5.48
Service Class	1,000	1.33%	1,438.00	8.15	1,018.50	6.75
Small Company Value Fund
Class II	1,000	1.00%	1,323.10	5.84	1,020.10	5.08
Service Class I	1,000	1.26%	1,321.80	7.35	1,018.80	6.39
Small/Mid Cap Value Fund
Initial Class	1,000	0.81%	1,347.40	4.78	1,021.10	4.12
Service Class	1,000	1.06%	1,345.00	6.25	1,019.80	5.38
Total Return Bond Fund
Class II	1,000	0.62%	1,024.90	3.16	1,022.00	3.15
Service Class I	1,000	0.87%	1,024.30	4.43	1,020.80	4.42

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2020, multiplied by the average account value over the period, multiplied by 184 days in the period, divided by 366 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

© 2021 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-50504-00

American Funds Insurance Series® Annual report for the year ended December 31, 2020

Investing in global
companies for
the long term

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
4	Fund reviews

Investment portfolios

46	Global Growth Fund
50	Global Small Capitalization Fund
57	Growth Fund
63	International Fund
68	New World Fund®
80	Blue Chip Income and Growth Fund
84	Global Growth and Income Fund
88	Growth-Income Fund
95	International Growth and Income Fund
99	Capital Income Builder®
115	Asset Allocation Fund
148	Global Balanced Fund
160	Bond Fund
180	Capital World Bond Fund®
200	High-Income Bond Fund
218	American Funds Mortgage Fund®
224	Ultra-Short Bond Fund
226	U.S. Government/AAA-Rated Securities Fund
233	Managed Risk Growth Fund
234	Managed Risk International Fund
235	Managed Risk Blue Chip Income and Growth Fund
236	Managed Risk Growth-Income Fund
238	Managed Risk Asset Allocation Fund
239	Financial statements

Fellow investors:

Global stocks, as measured by the MSCI ACWI (All Country World Index),1,2 rose 16.25% in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. Technology stocks led markets higher, gaining more than 40%, followed closely by consumer discretionary stocks. Digitally focused companies prospered as millions of homebound customers switched to online services for food, entertainment and other basic needs. Conversely, energy stocks and travel-related stocks plummeted as government-imposed lockdowns brought the global economy to a crawl.

U.S. equities showed resilience during a volatile year that included civil unrest and a contentious presidential election on top of pandemic-related pressures, ending the year at all-time highs, with an increase of 21.37% recorded by the MSCI USA Index1,3. Massive stimulus helped calm markets even as government restrictions aimed at curbing the spread of COVID-19 brought segments of the economy to a near standstill. In March, Congress passed the $2 trillion CARES Act, which included aid for individuals and businesses most economically impacted by the pandemic. A $900 billion stimulus package followed in December, after COVID-19 cases accelerated in the fall. The Federal Reserve cut rates 150 basis points in March, bringing the lower range of its target rate near zero for the first time since 2015.

European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Italy was struck hard and early by COVID-19, which then spread quickly throughout the continent, crippling key industries including tourism, banking and aircraft manufacturing. Overall, the MSCI Europe Index1,4 fell 2.21% in local currency terms. However, in U.S. dollar terms, the index registered a 5.38% gain as a weak dollar provided a currency tailwind to international equity markets. Elsewhere among developed markets, the Japanese economy entered its first recession since 2015 as the pandemic exacerbated a slowdown that began in late 2019. The Summer Olympics in Tokyo were postponed to 2021, dealing another blow to the economy. The MSCI Japan Index1,5 gained 14.48% over the year.

Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea. A weakening U.S. dollar and strengthening prices for industrial metals and oil further boosted gains, which were

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market. Results reflect dividends gross of withholding taxes.
[4]	MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[5]	MSCI Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market results of Japan. Results reflect dividends net of withholding taxes.

American Funds Insurance Series	1

led by the information technology and health care sectors. Overall, the MSCI Emerging Markets Investable Market Index1,6 bounced back from steep losses in early 2020 to finish up 18.39% for the year. Being the first country to shut down its economy and the first to reopen during the pandemic, China led the global economic rebound after quarantine measures there eased.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March, launched an array of emergency lending programs, and expanded an aggressive asset purchase program. The Bloomberg Barclays U.S. Corporate Investment Grade Index7,8 and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index7,9 gained 9.89% and 7.05%, respectively. More broadly, the Bloomberg Barclays Global Aggregate Index7,10 was up 9.20%, while the Bloomberg Barclays U.S. Aggregate Index7,11 advanced 7.51%. The J.P. Morgan Emerging Markets Bond Index7,12 – Global gained 5.88%.

In foreign exchange markets, the U.S. dollar fell against the euro, the yen and most other currencies. Signaling a potential end to about a decade of dollar strength, the euro rose 9.00% against the greenback. Late in the year, the British pound staged a strong rally as Brexit negotiators approved a new trade agreement governing the relationship between the United Kingdom and the European Union.

Looking ahead

The future path for stocks remains difficult to predict, as always. Investors are currently counting on a strong economic recovery as vaccines roll out and reduce the impact of the coronavirus. They are also counting on a continuation of supportive fiscal and monetary policies from the government, with low, accommodative interest rates. We expect these assumptions to hold true, and that we will find plenty of attractive securities in this environment. Digital-enabled business trends have been accelerated due to the pandemic, and many old-technology businesses should improve as the recovery continues, so there is much to be excited about.

However, we must keep in mind that these conditions are not guaranteed. New variants of the virus may cause a temporary stall, and if interest rates rise too much, there may be a concomitant decrease in the valuation of stocks. So, we will be watching carefully as we execute our investment approach, which seeks to appropriately balance risk and return. New individual investors attracted by the strong recent results of the stock market may be surprised when a patch of volatility inevitably recurs — but with our long history and investment horizon, we will view any such occurrences as opportunities.

Our time-tested process, based on extensive research, a long-term outlook and close attention to valuation, has served investors well over time, and will continue. As always, we thank you for your continued support of our efforts and we look forward to reporting to you again in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 12, 2021

[6]	MSCI Emerging Markets Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure results of the large-, mid-, and small-capitalization segments of more than 20 emerging equity markets. Results reflect dividends net of withholding taxes.
[7]	Source: Bloomberg Index Services Ltd.
[8]	Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.
[9]	Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[10]	Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[11]	Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[12]	JP Morgan Emerging Markets Bond Index – Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

For New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, the investment adviser is currently waiving a portion of its management fee equal to 0.18%, 0.26%, 0.10% and 0.18%, respectively, of each fund’s net assets. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. See the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund. The waivers and reimbursement will be in effect through at least May 1, 2021, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund advanced 30.79% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection and allocation within the information technology sector were large relative return drivers. The fund’s relative weightings in ASML and TSMC benefitted the fund as both outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, as its returns outpaced the market.

The biggest drag on relative results was Apple – a stock the fund didn’t own – as it proved to be one of the strongest performers for the year.

On a geographic basis, stocks of companies domiciled in the United States and the Netherlands were additive to results, while stocks of companies based in France and Switzerland detracted.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high quality products, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	30.79%	16.55%	13.14%	11.01%	.56%
Class 1A	30.49	16.27	12.86	10.74	.81
Class 2	30.47	16.26	12.86	10.74	.81
Class 4	30.17	15.96	12.62	10.48	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 30.04% for the 12 months ended December 31, 2020. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 16.33%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Fund holdings in the information technology and financial sectors contributed the most to relative returns. Information technology stock Cree widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care company Cortexyme detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in Brazil detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds more than 250 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	30.04%	14.71%	9.70%	10.53%	74%
Class 1A	29.72	14.45	9.44	10.25	.99
Class 2	29.72	14.43	9.43	10.25	.99
Class 4	29.39	14.15	9.17	9.98	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 52.45% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

The fund’s top contributors in relative terms were the consumer discretionary and communication services sectors. Investments in Tesla and Netflix were additive to relative results. Tesla’s shares soared as founder Elon Musk’s effort to bring electric vehicles into the mainstream gained traction, transforming the company’s underlying financial performance.

On the downside, investments in Suncor Energy and MTU Aero Engines detracted from relative returns. The fund’s significantly lower-than-benchmark position in Apple, which proved to be a high-performing stock, also detracted from relative returns.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on the impact of COVID-recovery and stimulus measures on economic indicators. Portfolio managers continue to favor well-positioned companies with capital appreciation potential that are capable of generating outstanding returns in myriad near-term economic environments. They also remain optimistic that our global research will help us identify attractive long-term investment opportunities.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	52.45%	23.06%	17.14%	13.85%	.36%
Class 1A	52.07	22.76	16.85	13.56	.61
Class 2	52.10	22.75	16.85	13.56	.61
Class 3	52.20	22.83	16.93	13.64	.54
Class 4	51.71	22.44	16.57	13.28	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund advanced 14.28% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Investments in the consumer discretionary and health care sectors boosted relative returns. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was a top relative detractor.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities especially in regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	14.28%	11.00%	6.94%	8.40%	.55%
Class 1A	13.96	10.73	6.68	8.13	.80
Class 2	13.97	10.73	6.68	8.13	.80
Class 3	14.00	10.79	6.75	8.21	.73
Class 4	13.66	10.45	6.43	7.87	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 23.89% for the 12 months ended December 31, 2020. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 16.25%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 18.31%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative returns outpaced emerging markets in general. Investments in the communication services and consumer staples sectors were beneficial to the fund. MercadoLibre, the leading e-commerce site for Latin America, was among the top contributors as shares surged to fresh highs while the COVID-19 pandemic drove the adoption of online shopping in Latin America. On the downside, a position in Societe Generale detracted from relative returns, as its performance lagged the general market.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	23.89%	13.62%	6.80%	9.16%	.77%	.59%
Class 1A	23.63	13.34	6.54	8.89	1.02	.84
Class 2	23.58	13.33	6.54	8.89	1.02	.84
Class 4	23.29	13.05	6.28	8.62	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 9.04% for the 12 months ended December 31, 2020, trailing the 18.40 % rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Among the fund’s top contributors to relative returns was Broadcom. The semiconductor and wireless company added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019. Another top contributor was Carrier Global, where sales growth was largely driven by record demand for residential HVAC products in North America.

On the downside, investments in the energy sector were a drag on results. Energy lagged all other sectors as a significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history over fears of dwindling storage capacity. Within the sector, investments in Exxon Mobil and Diamondback Energy hurt results. While overall results lagged the market, we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, recovery from the pandemic, economic stimulus and the resulting implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Blue Chip Income and Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	10 years	Lifetime (since July 5,2001)	Gross expense ratio	Net expense ratio

Class 1	9.04%	11.14%	11.18%	6.82%	.43%	.27%
Class 1A	8.79	10.89	10.91	6.56	.91	.68
Class 2	8.68	10.85	10.90	6.55	.68	.52
Class 4	8.47	10.58	10.68	6.32	.93	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 9.03% for the 12 months ended December 31, 2020, compared with a 16.25% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The fund’s relative performance benefited from specific stock selection, particularly within the information technology and energy sectors. Information technology firm TSMC was the top contributor to results. On the downside, some investments in the industrials sector hindered relative returns. In particular, Airbus was the top relative detractor.

On a country basis, holdings in Taiwan and Australia contributed the most to relative returns, and holdings in the U.S. and France were a drag on returns.

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. However, we expect that some sectors’ businesses and companies’ share prices, particularly hard-hit by COVID-19, will recover in the medium term as vaccinations are rolled out globally in 2021. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including in emerging markets.

16	American Funds Insurance Series

Global Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	9.03%	12.05%	9.83%	7.66%	.66%	.43%
Class 1A	8.78	11.81	9.58	7.40	.91	.68
Class 2	8.73	11.76	9.56	7.39	.91	.68
Class 4	8.55	11.48	9.31	7.14	1.16	.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 13.81% for the 12 months ended December 31, 2020, compared with a 18.40% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Regarding the fund, investments in the communication services sector contributed the most to the fund’s relative returns. Among these stocks, Netflix added the most to the fund’s relative results as shares soared while stay-at-home orders spurred demand for internet-streaming media. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks they believe represent the best value over the long term.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	13.81%	14.22%	13.02%	11.52%	.30%
Class 1A	13.55	13.95	12.75	11.25	.55
Class 2	13.54	13.93	12.74	11.24	.55
Class 3	13.60	14.01	12.82	11.32	.48
Class 4	13.25	13.65	12.47	10.97	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund advanced 6.24% for the 12 months ended December 31, 2020, compared with a 10.65% increase in its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

The top contributors to the fund’s relative returns were the communication services and utilities sectors due in part to good stock selection. Health care stock Daiichi Sankyo was the top contributor to the fund’s relative returns as it benefited from positive sentiment on Daiichi Sankyo’s sales of mainstay products. The company also indicated it was aiming to initiate clinical studies for an mRNA coronavirus vaccine candidate in March 2021.

On the downside, investments in the industrials and information technology sectors detracted from the fund’s relative returns. Among energy stocks, Royal Dutch Shell was one of the fund’s biggest drags on returns as shares fell sharply when oil prices plummeted, a result of decreasing demand brought about by a pandemic-induced slump in global economic growth.

The fund’s portfolio managers follow global economic and geopolitical uncertainties with an aim to preserve value in any potential market correction while preparing to take advantage of buying opportunities as they arise.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	6.24%	8.20%	5.69%	9.06%	.68%
Class 1A	5.98	7.95	5.44	8.80	.93
Class 2	6.01	7.94	5.43	8.79	.93
Class 4	5.73	7.67	5.20	8.55	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, gained 4.64% for the 12 months ended December 31, 2020. During the same period, the MSCI ACWI (All Country World Index)1, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 16.25%. The Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, gained 7.51%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 gained 14.28%. Effective May 1, 2021, the fund has elected to use the 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time. The Lipper Global Equity Income Funds Average4, a measure of similar funds, was up 2.51%.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

In the equity portfolio, the top contributors in relative terms were the financials and real estate sectors. Semiconductor and wireless company Broadcom added the most to relative returns, boosted by strong financial results, including revenues of $23.9 billion in fiscal 2020, up 6% over fiscal 2019.

On the downside, the consumer discretionary sector was a drag on relative returns. The fund’s top detractor to relative returns was information technology company Apple. The fund had a significantly lower investment in Apple compared to the index and Apple proved to be one of the top performers for the year. The fund’s fixed income portfolio added to relative returns, due to duration, sector positioning and security selection.

Despite expectations for a gradual lessening of the impact of the COVID-19 pandemic, the current market environment continues to be characterized by significant uncertainty. Anticipation is strong for central bankers and legislatures to do everything in their power to maintain economic growth, but the fund’s portfolio managers continue to seek to avoid companies that take on inappropriate levels of debt to pay dividends and are focused instead on identifying companies with strong business models and a commitment to paying and growing dividends over time.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20205

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	4.64%	6.35%	4.55%	.53%	.28%
Class 1A	4.38	6.09	4.29	.78	.53
Class 2	4.48	6.13	4.39	.78	.53
Class 4	4.11	5.84	4.03	1.03	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 12.71% for the 12 months ended December 31, 2020. Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, was up 18.40% over the same period, while the Bloomberg Barclays U.S. Aggregate Index2, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%. A blend of the two indexes, the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index3, gained 14.73%. Effective May 1, 2020, the fund has elected to use the 60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

U.S. equities ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. Information technology, consumer discretionary and communication services stocks that benefited from stay-at-home restrictions led markets, including Amazon and Netflix. Overall, the information technology sector rose 44%, while consumer discretionary and communication services gained 33% and 24%, respectively. Energy lagged all other sectors, declining 34%. The significant reduction in travel reduced the demand for oil, which was briefly priced below $0 for the first time in history amid fears of dwindling storage capacity. The real estate and financials sectors were also negative for the year, each declining 2%.

Investments in the technology sector —the fund’s largest sector holding — contributed to the fund’s relative returns. Within the sector, TSMC and ASML Holding contributed to relative results with double-digit returns that outpaced the general market.

On the downside, commercial aerospace company Boeing detracted from relative returns as shares slumped in the face of unprecedented disruptions arising from the COVID-19 pandemic. The fund’s fixed income investments were additive to relative returns due to sector positioning and security selection.

The fund’s portfolio managers continue to evaluate the economic and market/sector implications of the current administration’s decisions regarding trade. The fund’s cash position allows portfolio managers to remain flexible and better navigate uncertainty by focusing on opportunities when stock prices are favorable.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	12.71%	10.86%	10.19%	8.76%	.30%
Class 1A	12.43	10.60	9.92	8.49	.55
Class 2	12.46	10.59	9.91	8.49	.55
Class 3	12.50	10.66	9.99	8.57	.48
Class 4	12.16	10.31	9.68	8.23	.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 10.53% for the 12 months ended December 31, 2020. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 16.25%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 9.20%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 14.05%. Effective May 1, 2021, the fund has elected to use the 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index as its primary benchmark, because it comes closest to reflecting its investment universe and best measures its long-term results and portfolio managers’ success over time.

Global stocks rose in the face of a deadly pandemic, boosted by massive government stimulus measures and the rapid development of coronavirus vaccines. In a year marked by unprecedented volatility, stocks declined sharply from February to March, followed by a remarkable nine-month rally that lifted many market indexes to all-time highs. U.S. equities also ended 2020 at record highs, showing resilience during a volatile year that included a pandemic-induced recession, a sharp bear market, civil unrest and a contentious presidential election. European stocks declined in local currency terms as the eurozone economy suffered the effects of government-imposed lockdowns and a severe recession. Emerging markets posted solid gains for a second consecutive year, led by China’s economic rebound and the technology-export-driven economies of Taiwan and South Korea.

Stock selection in the financials sector was additive to relative returns. Investments in information technology firms TSMC and ASML Holding were top contributors to results. Despite COVID-19-related supply-side disruptions, 5G, artificial intelligence and high-performance computing continued to underpin long-term demand for ASML’s extreme ultraviolet lithography products. The fund’s fixed income investments also helped relative returns, with sector positioning, duration and curve being among the additive factors. On the downside, stock selection in the consumer staples and health care sectors detracted from relative returns. An investment in aerospace firm Boeing was a drag on results as it faced unprecedented disruption arising from the pandemic, as well as uncertainty over recertification of the 737 MAX for much of the year. In fixed income, unhedged currency, particularly in euro-denominated bonds, also detracted from relative returns.

Portfolio managers continue to monitor cross-border trade discussions that could have negative economic implications due to a possible reduction in global trade. Further considerations include continued easing by monetary authorities and the possibility of increased fiscal stimulus in a number of countries. Portfolio managers continue to focus on global research and stock-by-stock, bottom-up fundamental analysis.

26	American Funds Insurance Series

Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	10.53%	9.57%	6.90%	.72%
Class 1A	10.25	9.34	6.65	.97
Class 2	10.30	9.30	6.63	.97
Class 4	10.00	9.03	6.49	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 9.96% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index1, which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 7.51%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

The fund benefitted from security selection, sector selection and duration positioning. Within sector selection, overweights in investment-grade corporates and agency mortgage backed securities helped relative results. Also, out-of-benchmark investments in Treasury Inflation Protected Securities (TIPS) and high-yield bonds all added to relative returns. Within security selection, bonds issued by Teva Pharmaceutical were notable contributors. Municipal issuers such as the State of Illinois and Chicago Board of Education detracted over the period.

Valuations have largely recovered from the lows seen in March. Consequently, managers have begun reducing risk in the portfolio and will likely continue if valuations improve further. This will enable managers to take advantage of future volatility by purchasing bonds when prices look more attractive at that time. With interest rates at relatively low levels and the Fed holding short-term rates near zero, managers expect longer term yields to rise as the economic backdrop improves.

Managers believe that stimulative fiscal and monetary policy should help to keep U.S. economic growth positive. Although the portfolio is positioned toward an economic recovery, managers anticipate a high level of uncertainty and a fragile state of the economy. As such, careful, research-driven security selection will continue to be an important driver of future investment results.

28	American Funds Insurance Series

Bond Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	9.96%	5.20%	4.18%	4.93%	.40%	.21%
Class 1A	9.68	4.94	3.92	4.67	.65	.46
Class 2	9.73	4.92	3.92	4.67	.65	.46
Class 4	9.38	4.66	3.67	4.41	.90	.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund gained 10.17% for the 12 months ended December 31, 2020. This outpaced the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index1, which measures global investment-grade bonds (rated BBB/Baa and above) and increased 9.20%.

Government bonds advanced as central banks around the world slashed interest rates and ramped up stimulus programs in an attempt to counter the damaging effects of the pandemic. The U.S. Federal Reserve cut rates to near zero in March and launched an array of emergency lending programs as part of its COVID-19 response. The Treasury curve steepened amid declining yields.

Sector and security selection contributed positively to the fund’s relative returns over the period. The fund managers favored credits from Southern Europe and Eastern Europe, of which Greece and Romania were among top contributors to returns. Diversified exposures to local emerging markets, such as Mexico, also added to results. Government bonds from France and Brazil were among individual detractors to relative returns.

As growth in the U.S. moderates, the fund’s portfolio managers seek to identify long-term investments around the world such as in emerging markets where sovereign, corporate and high-yield debt may present opportunities. Given the fund’s core objective is to provide a high-level of total return over the long term, the fund’s portfolio managers maintain a cautious approach to investing in different sectors of the bond market, such as high-yield debt.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	10.17%	5.35%	3.30%	4.49%	.58%	.48%
Class 1A	9.89	5.12	3.06	4.24	.83	.73
Class 2[4]	9.90	5.10	3.04	4.22	.83	.73
Class 4	9.62	4.84	2.83	4.00	1.08	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Source: Refinitiv Lipper. Results for the Lipper indexes do not reflect sales charges. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	Periods greater than one year are annualized.
[4]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 8.21% for the 12 months ended December 31, 2020. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, was up 7.05%.

Credit markets rebounded sharply from their pandemic lows, supported by extraordinary measures from the Federal Reserve and other global central banks. The Federal Reserve reduced interest rates to near-zero in March and launched an array of emergency programs that included purchasing corporate bonds. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels, after increasing dramatically during the early stages of the pandemic.

Sector and security selection contributed positively to the fund’s relative returns over the period. In particular, security selection within the consumer non-cyclical sector was additive to results. Conversely, investments within the energy sector detracted from relative returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive outlook for the high-yield market and that ongoing fiscal and monetary support — combined with synchronous global growth as economies gradually reopen — will mitigate adverse impacts of the pandemic. We continue to monitor these themes and believe that high-yield bonds will be supported by stronger economic growth and central bank policies.

32	American Funds Insurance Series

High-Income Bond Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8,1984)	Gross expense ratio	Net expense ratio

Class 1	8.21%	8.59%	5.83%	8.65%	.52%	.33%
Class 1A	7.94	8.35	5.58	8.39	.77	.58
Class 2	7.94	8.34	5.57	8.38	.77	.58
Class 3	7.93	8.39	5.63	8.46	.70	.51
Class 4	7.74	8.05	5.35	8.13	1.02	.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund gained 6.98% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 3.87%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

Duration and curve positioning, as well as sector and security selection, all contributed to the fund’s relative returns over the period. The fund benefited from a lower-than-benchmark weighting in mortgages. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund’s portfolio managers remain focused on meeting the core objectives of the fund providing current income and protecting capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” for a symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets. More attractive valuations for mortgage investments are expected to emerge going forward amid a transition from our extended period of extremely low volatility to a more normal period of economic and asset price uncertainty.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	6.98%	3.34%	3.12%	.48%	.27%
Class 1A	6.63	3.08	2.86	.73	.52
Class 2	6.72	3.08	2.86	.73	.52
Class 4	6.38	2.82	2.66	.98	.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2021. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 0.34% for the 12 months ended December 31, 2020, compared with a 1.31% rise in the Bloomberg Barclays Short-Term Government/Corporate Index1, which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a focus on capital preservation and liquidity, the fund continues to be managed in a relatively conservative manner compared to the above-described index.

Short-term interest rates are near zero and have been since the Federal Reserve cut rates in March. The current low interest rate environment may persist, as uncertainty regarding the coronavirus continues even with positive news on the vaccine front.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	0.34%	0.91%	0.34%	3.31%	0.37%
Class 1A	0.32	0.86	0.19	3.08	0.62
Class 2	0.03	0.65	0.08	3.05	0.62
Class 3	0.13	0.74	0.16	3.12	0.55
Class 4	–0.25	0.40	–0.09	2.81	0.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Percent of net assets
Where the fund’s assets were invested as of December 31, 2020
Commercial paper	71.5%
Federal agency bills & notes	16.2
U.S. Treasury bills	11.4
Other assets less liabilities	.9
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund rose 10.09% for the 12 months ended December 31, 2020, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, increased by 6.36%.

Bond markets rebounded sharply supported by extraordinary measures from the Federal Reserve. The central bank slashed interest rates to near-zero in March, launched an array of emergency lending programs, and purchased corporate and government debt. The yield on the benchmark 10-year Treasury note closed the year at 0.92%, down from 1.92% the previous year. Corporate spreads ended the year near pre-pandemic levels. The Treasury curve steepened amid declining yields.

During the period, the fund’s duration and mortgage positioning were additive to results. On the downside, duration positioning in IRS swaps detracted from relative results.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. Rate hikes in the near future are unlikely as the Federal Reserve looks to extend economic expansion and raise inflation closer to its stated “strong commitment” symmetric target of 2%. Due to the Fed’s interest policy and market optimism with respect to economic growth, the Treasury yield curve steepened considerably in 2020. The fund positioning is intended to provide some stability if we experience another bout of weakness in equity or credit markets.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20202

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	10.09%	3.93%	3.37%	5.83%	.39%	.23%
Class 1A	9.75	3.70	3.12	5.57	.64	.48
Class 2	9.80	3.67	3.10	5.57	.64	.48
Class 3	9.91	3.76	3.18	5.64	.57	.41
Class 4	9.48	3.42	2.90	5.32	.89	.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser intends to waive a portion of its management fees beginning May 1, 2021. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited). See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2020	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 32.45% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Aggressive1 was up 6.92%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments in consumer discretionary and communication services sectors were top contributors to relative returns, while its cash holdings detracted.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	32.45%	15.97%	12.65%	.74%	.69%
Class P2	32.03	15.64	12.32	.99	.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 3.13% for the 12 months ended December 31, 2020, compared to the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive1, which was flat at 0.00%. The MSCI ACWI (All Country World Index) ex USA2, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), increased 10.65%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the consumer discretionary and health care sectors were additive to relative returns, while stock selection in the industrials sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	3.13%	6.60%	3.84%	.94%	.86%
Class P2	2.80	6.19	3.46	1.19	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund declined 0.93% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate1 gained 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the financials sector was additive to relative returns, while stock selection in the energy sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	–0.93%	6.68%	6.01%	.68%	.63%
Class P2	–1.25	6.32	5.64	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 9.85% for the 12 months ended December 31, 2020, compared to the S&P 500 Managed Risk Index – Moderate1, which rose 7.01%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s stock selection in the communication services sector was a top contributor to relative returns, while stock selection in the information technology sector detracted from relative results.

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20203

	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	9.85%	10.58%	9.08%	.68%	.63%
Class P2	9.58	10.27	8.76	.93	.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 6.10% for the 12 months ended December 31, 2020. S&P 500 Managed Risk Index – Moderate Conservative1 was up 7.20%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.40%.

The fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the real estate and information technology sectors were top contributors to relative returns, while stock selection in the energy and industrials sectors detracted from relative results.

44	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20204

	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	6.10%	8.17%	7.77%	.70%	.65%
Class P2	5.88	7.91	7.51	.95	.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the series’ board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021 (unaudited).

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Global Growth Fund

Investment portfolio December 31, 2020

Common stocks 93.72%	Shares	Value (000)
Information technology 31.71%
ASML Holding NV1	591,992	$286,087
ASML Holding NV (New York registered) (ADR)	464,300	226,449
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	24,817,000	466,100
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	280,000	30,531
Microsoft Corp.	1,902,900	423,243
Paycom Software, Inc.[2]	357,000	161,453
Adyen NV1,2	61,500	143,105
PayPal Holdings, Inc.[2]	490,000	114,758
Visa Inc., Class A	515,000	112,646
Broadcom Inc.	233,350	102,172
PagSeguro Digital Ltd., Class A2	1,340,900	76,270
Adobe Inc.[2]	135,000	67,516
Zendesk, Inc.[2]	454,000	64,977
Samsung Electronics Co., Ltd.[1]	785,100	58,676
Amphenol Corp., Class A	373,500	48,843
Keyence Corp.[1]	72,300	40,689
EPAM Systems, Inc.[2]	105,240	37,713
Advanced Micro Devices, Inc.[2]	301,500	27,651
Mastercard Inc., Class A	67,500	24,094
TeamViewer AG1,2	428,000	22,922
Hexagon AB, Class B1	240,000	21,855
Amadeus IT Group SA, Class A, non-registered shares[1]	212,301	15,370
Worldline SA, non-registered shares[1,2]	152,800	14,779
Network International Holdings PLC[1,2]	3,173,000	14,168
Jack Henry & Associates, Inc.	69,400	11,242
		2,613,309

Consumer discretionary 20.46%
Amazon.com, Inc.[2]	145,050	472,419
Alibaba Group Holding Ltd.[1,2]	5,241,300	153,138
Chipotle Mexican Grill, Inc.[2]	107,400	148,933
Just Eat Takeaway (GBP denominated)[1,2]	640,914	72,424
Just Eat Takeaway (EUR denominated)[1,2]	347,000	39,116
LVMH Moët Hennessy-Louis Vuitton SE1	158,900	99,286
Ocado Group PLC[1,2]	2,881,000	90,274
Domino’s Pizza, Inc.	156,800	60,127
NIKE, Inc., Class B	383,100	54,197
Floor & Decor Holdings, Inc., Class A2	546,500	50,742
Prosus NV1	447,800	48,171
Renault SA1,2	1,100,000	48,132
MercadoLibre, Inc.[2]	16,400	27,474
Meituan, Class B1,2	699,700	26,761
Naspers Ltd., Class N1	122,700	25,113
Home Depot, Inc.	92,275	24,510
Sony Corp.[1]	243,000	24,432
MGM China Holdings, Ltd.[1,3]	12,708,000	21,841
Peugeot SA1,2	761,800	20,848
XPeng Inc., Class A (ADR)[2,3]	445,100	19,064
Delivery Hero SE1,2	118,000	18,315
Wynn Macau, Ltd.[1,2]	10,510,400	17,672
Flutter Entertainment PLC (EUR denominated)[1]	84,650	17,339
JD Health International Inc.[1,2,3]	893,550	17,289
IDP Education Ltd.[1]	1,119,000	17,141
EssilorLuxottica[1]	102,335	15,960
Melco Resorts & Entertainment Ltd. (ADR)	835,000	15,489
Moncler SpA[1,2]	217,370	13,296
THG Holdings PLC[1,2]	1,026,870	10,965
Marriott International, Inc., Class A	74,000	9,762
Airbnb, Inc., Class A2	41,500	6,092
		1,686,322

46	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 11.35%
UnitedHealth Group Inc.	276,800	$97,068
DexCom, Inc.[2]	253,000	93,539
Mettler-Toledo International Inc.[2]	65,000	74,079
AstraZeneca PLC[1]	674,300	67,369
Pfizer Inc.	1,699,000	62,540
Fisher & Paykel Healthcare Corp. Ltd.[1]	2,550,000	60,555
Cigna Corp.	290,214	60,417
NovoCure Ltd.[2]	340,000	58,834
Merck & Co., Inc.	620,000	50,716
Regeneron Pharmaceuticals, Inc.[2]	98,300	47,490
Tandem Diabetes Care, Inc.[2]	285,000	27,269
Danaher Corp.	110,000	24,435
Humana Inc.	55,000	22,565
Zoetis Inc., Class A	130,000	21,515
Bayer AG1	363,860	21,387
Catalent, Inc.[2]	200,000	20,814
bioMérieux SA1	135,000	19,038
Olympus Corp.[1]	796,800	17,442
Novartis AG1	165,600	15,641
Rede D’Or Sao Luiz SA2	1,060,000	13,938
Sanofi[1]	135,000	13,044
Teladoc Health, Inc.[2]	63,600	12,717
Vertex Pharmaceuticals Inc.[2]	49,500	11,699
GN Store Nord AS1	115,500	9,180
Coloplast A/S, Class B1	55,750	8,516
Viatris Inc.[2]	179,542	3,365
		935,172

Financials 9.80%
AIA Group Ltd.[1]	12,338,700	151,984
Tradeweb Markets Inc., Class A	1,685,360	105,251
Kotak Mahindra Bank Ltd.[1,2]	3,704,500	101,380
MarketAxess Holdings Inc.	151,400	86,383
JPMorgan Chase & Co.	438,700	55,746
AXA SA1	1,692,893	40,614
Prudential PLC[1]	1,773,082	32,728
Citigroup Inc.	497,600	30,682
Moscow Exchange MICEX-RTS PJSC[1]	12,640,000	27,274
CME Group Inc., Class A	144,437	26,295
Société Générale[1,2]	1,011,450	21,071
BlackRock, Inc.	26,500	19,121
Willis TowersWatson PLC	73,000	15,380
HDFC Life Insurance Company Ltd.[1,2]	1,589,691	14,746
FinecoBank SpA[1,2]	893,000	14,573
QBE Insurance Group Ltd.[1]	2,132,000	14,036
Bank of America Corp.	385,000	11,669
Macquarie Group Ltd.[1]	101,500	10,845
Lufax Holding Ltd. (ADR)[2,3]	680,000	9,656
Sberbank of Russia PJSC (ADR)[1]	645,500	9,305
Banco Santander, SA1,2	2,946,020	9,147
		807,886

Communication services 7.24%
Alphabet Inc., Class A2	95,500	167,377
Alphabet Inc., Class C2	63,852	111,861
Tencent Holdings Ltd.[1]	2,028,000	148,180
Facebook, Inc., Class A2	395,600	108,062
Altice USA, Inc., Class A2	751,200	28,448
Sea Ltd., Class A (ADR)[2]	95,851	19,079
Twitter, Inc.[2]	252,000	13,646
		596,653

American Funds Insurance Series	47

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples 6.07%
British American Tobacco PLC[1]	2,921,900	$108,680
Kweichow Moutai Co., Ltd., Class A1	269,957	82,496
Philip Morris International Inc.	919,500	76,125
Nestlé SA1	495,497	58,334
Keurig Dr Pepper Inc.	1,624,000	51,968
Altria Group, Inc.	1,248,500	51,189
Walgreens Boots Alliance, Inc.	657,651	26,227
Associated British Foods PLC[1,2]	595,000	18,435
Costco Wholesale Corp.	42,170	15,889
Mondelez International, Inc.	192,000	11,226
		500,569

Industrials 3.51%
MTU Aero Engines AG1	167,000	43,512
Airbus SE, non-registered shares[1,2]	327,000	35,921
DSV Panalpina A/S1	201,000	33,638
Alliance Global Group, Inc.[1]	135,603,500	29,946
GT Capital Holdings, Inc.[1]	2,454,611	29,915
Safran SA1,2	164,000	23,259
NIBE Industrier AB, Class B1	685,000	22,494
Nidec Corp.[1]	149,100	18,786
SMC Corp.[1]	22,500	13,741
General Electric Co.	1,260,000	13,608
Country Garden Services Holdings Co., Ltd.[1]	2,003,000	13,586
Boeing Company	51,300	10,981
		289,387

Materials 1.84%
Sherwin-Williams Company	153,900	113,103
Shin-Etsu Chemical Co., Ltd.[1]	119,500	20,920
Koninklijke DSM NV1	101,700	17,519
		151,542

Energy 1.10%
Reliance Industries Ltd.[1]	1,807,924	49,250
Reliance Industries Ltd., interim shares[1]	106,956	1,640
Gazprom PJSC (ADR)[1]	4,173,000	23,198
LUKOIL Oil Co. PJSC (ADR)[1]	246,300	16,794
		90,882

Real estate 0.41%
Goodman Logistics (HK) Ltd. REIT[1]	1,276,503	18,621
ESR Cayman Ltd.[1,2]	4,100,000	14,735
		33,356

Utilities 0.23%
Ørsted AS1	91,250	18,663

Total common stocks (cost: $3,554,514,000)		7,723,741

Preferred securities 2.90%
Health care 1.84%
Sartorius AG, nonvoting preferred, non-registered shares[1]	360,500	151,100

Information technology 1.06%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	1,289,000	87,500

Total preferred securities (cost: $70,623,000)		238,600

48	American Funds Insurance Series

Global Growth Fund (continued)

Short-term securities 3.87%	Principal amount (000)	Value (000)
Commercial paper 2.12%
Toronto-Dominion Bank 0.19% due 1/19/2021[4]	$100,000	$99,993
NRW.Bank 0.21% due 1/22/2021[4]	59,000	58,995
LVMH Moët Hennessy Louis Vuitton Inc. 0.15% due 1/14/2021[4]	16,000	15,999
		174,987

	Shares
Money market investments 1.75%
Capital Group Central Cash Fund 0.12%[5,6]	1,256,834	125,696
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	18,274,600	18,274
		143,970

Total short-term securities (cost: $318,936,000)		318,957
Total investment securities 100.49% (cost: $3,944,073,000)		8,281,298
Other assets less liabilities (0.49)%		(40,328)

Net assets 100.00%		$8,240,970

Investments in affiliates6

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 1.53%
Money market investments 1.53%
Capital Group Central Cash Fund 0.12%[5]	$137,140	$1,204,128	$1,215,496	$170	$(246)	$125,696	$973

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,662,002,000, which represented 44.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $21,446,000, which represented .26% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $174,987,000, which represented 2.12% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR =	American Depositary Receipts
EUR =	Euros
GBP =	British pounds

See notes to financial statements.

American Funds Insurance Series	49

Global Small Capitalization Fund

Investment portfolio December 31, 2020

Common stocks 95.25%	Shares	Value (000)
Information technology 27.03%
Cree, Inc.[1]	1,356,800	$143,685
Ceridian HCM Holding Inc.[1]	730,900	77,885
Net One Systems Co., Ltd.[2]	1,855,865	65,640
BE Semiconductor Industries NV2	801,930	48,310
Kingdee International Software Group Co. Ltd.[2]	11,717,074	48,085
PAR Technology Corp.[1,3]	700,482	43,983
SimCorp AS2	265,750	39,473
Unimicron Technology Corp.[2]	12,305,000	38,529
Appfolio, Inc., Class A1	203,903	36,711
Inphi Corp.[1]	215,191	34,532
Avast PLC[2]	4,532,443	33,340
Silergy Corp.[2]	383,740	32,898
Avalara, Inc.[1]	194,419	32,058
C3.ai, Inc., Class A1,3	229,200	31,801
Qorvo, Inc.[1]	190,000	31,591
Lightspeed POS Inc., subordinate voting shares[1]	443,300	31,204
Skillz Inc., Class A1,2,4	1,399,676	24,914
EuronetWorldwide, Inc.[1]	167,890	24,331
Smartsheet Inc., Class A1	337,600	23,392
Bentley Systems, Inc., Class B	563,300	22,819
Pegasystems Inc.	169,591	22,600
Nuance Communications, Inc.[1]	499,400	22,019
Globant SA1	101,000	21,979
SUMCO Corp.[2]	999,000	21,934
Carel Industries SpA[2]	929,751	21,804
Anaplan, Inc.[1]	295,733	21,248
Alteryx, Inc., Class A1	173,000	21,070
MACOMTechnology Solutions Holdings, Inc.[1]	380,000	20,915
AI inside Inc.[1,2]	27,813	19,667
Nordic Semiconductor ASA[1,2]	1,196,967	19,159
LEM Holding SA2	9,570	18,679
Paycom Software, Inc.[1]	40,000	18,090
Bechtle AG, non-registered shares[2]	77,700	16,945
Oneconnect Financial Technology Co., Ltd. (ADR)[1]	830,436	16,368
Network International Holdings PLC[1,2]	3,434,882	15,338
Silicon Laboratories Inc.[1]	115,900	14,759
Keywords Studios PLC[1,2]	350,000	13,734
SoftwareONE Holding AG2	449,700	13,300
JFrog Ltd.[1,3]	209,100	13,138
ON Semiconductor Corp.[1]	395,000	12,928
Aspen Technology, Inc.[1]	93,100	12,126
Tanla Platforms Ltd.[2]	1,339,330	12,106
Asana, Inc., Class A1	401,900	11,876
Cognex Corp.	136,300	10,943
Rapid7, Inc.[1]	121,000	10,909
Nuvei Corp., subordinate voting shares[1]	173,200	10,432
Computer Services, Inc.	163,500	9,712
Paya Holdings Inc., Class A1,3	667,000	9,058
MongoDB, Inc., Class A1	25,000	8,976
SHIFT Inc.[1,2]	63,700	8,799
Renishaw PLC[1,2]	100,000	7,876
Globalwafers Co., Ltd.[2]	311,000	7,870
DocuSign, Inc.[1]	34,300	7,625
QAD Inc., Class A	115,350	7,288
ALTEN SA, non-registered shares[1,2]	63,900	7,238
Megaport Ltd.[1,2]	650,000	7,134
Okta, Inc., Class A1	27,263	6,932
INFICON Holding AG2	7,397	6,748
Allegro Microsystems, Inc.[1]	246,500	6,572
Coupa Software Inc.[1]	18,000	6,100
BigCommerce Holdings, Inc., Series 1[1,3]	90,000	5,773
SVMK Inc.[1]	221,600	5,662

50	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Pexip Holding ASA[1,2,3]	676,082	$5,193
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	3,605,500	4,827
Tyro Payments Ltd.[1,2,3]	1,727,332	4,251
Appen Ltd.[2]	162,863	3,117
		1,435,998

Health care 22.94%
Insulet Corp.[1]	567,720	145,126
Haemonetics Corp.[1]	796,700	94,608
Allakos Inc.[1]	586,080	82,051
Notre Dame Intermédica Participações SA	4,089,700	61,682
WuXi Biologics (Cayman) Inc.[1,2]	4,236,000	56,424
GWPharmaceuticals PLC (ADR)[1]	473,768	54,678
iRhythm Technologies, Inc.[1]	213,120	50,554
Mani, Inc.[2]	1,808,129	49,243
CanSino Biologics Inc., Class H1,2	2,132,400	48,805
Ultragenyx Pharmaceutical Inc.[1]	325,474	45,055
Applied Molecular Transport Inc.[1,3]	1,365,957	42,030
Health Catalyst, Inc.[1]	922,700	40,165
Integra LifeSciences Holdings Corp.[1]	602,696	39,127
PRA Health Sciences, Inc.[1]	257,150	32,257
New Frontier Health Corp., Class A1	3,422,000	29,429
Kronos Bio, Inc.[1,2]	619,195	17,386
Kronos Bio, Inc.[1]	387,795	11,583
Globus Medical, Inc., Class A1	434,000	28,305
CompuGroup Medical SE & Co. KGaA[2]	277,700	26,669
GVS SpA[1,2]	1,350,919	25,165
Allogene Therapeutics, Inc.[1]	947,234	23,908
Nevro Corp.[1]	128,100	22,174
Cortexyme, Inc.[1,3]	759,458	21,098
CONMED Corp.	157,000	17,584
Max Healthcare Institute Ltd.[1,2]	8,885,394	17,116
Amplifon SpA[1,2]	401,700	16,646
Guardant Health, Inc.[1]	119,227	15,366
Ambu AS, Class B, non-registered shares[2,3]	283,500	12,241
Ocumension Therapeutics[1,2]	3,168,466	11,051
NuCana PLC (ADR)[1,3]	2,356,233	10,579
AddLife AB, Class B2	553,888	9,693
Bluebird Bio, Inc.[1]	196,815	8,516
BioMarin Pharmaceutical Inc.[1]	92,000	8,067
Shandong Pharmaceutical Glass Co., Ltd., Class A2	955,000	7,342
Madrigal Pharmaceuticals, Inc.[1]	61,425	6,829
Encompass Health Corp.	79,000	6,533
Bachem Holding AG, Class B2	14,100	6,266
Arjo AB, Class B2	765,000	5,842
Hikma Pharmaceuticals PLC[2]	131,000	4,512
Hutchison China MediTech Ltd. (ADR)[1]	124,000	3,970
Uniphar PLC[2]	1,022,000	2,974
NMC Health PLC[1,2,5]	219,652	3
		1,218,652

Consumer discretionary 14.67%
Shop Apotheke Europe NV, non-registered shares[1,2,3]	282,300	51,122
Wyndham Hotels & Resorts, Inc.	808,069	48,032
Helen of Troy Ltd.[1]	207,200	46,038
Lands’ End, Inc.[1,6]	2,100,000	45,297
Thor Industries, Inc.	463,600	43,110
YETI Holdings, Inc.[1]	593,379	40,629
Mattel, Inc.[1]	2,100,069	36,646
Five Below, Inc.[1]	199,700	34,944
Evolution Gaming Group AB2	328,676	33,323
Entain PLC[1,2]	1,748,600	27,143

American Funds Insurance Series	51

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Leslie’s, Inc.[1,3]	824,800	$22,888
Arco Platform Ltd., Class A1	638,725	22,668
Skechers USA, Inc., Class A1	550,000	19,767
Tongcheng-Elong Holdings Ltd.[1,2]	10,084,800	19,537
Just Eat Takeaway (EUR denominated)[1,2]	166,200	18,735
Tube Investments of India Ltd.[2]	1,700,000	18,641
Everi Holdings Inc.[1]	1,324,553	18,292
Kindred Group PLC (SDR)[1,2]	1,806,800	17,683
zooplus AG, non-registered shares[1,2]	78,700	16,299
Melco International Development Ltd.[2]	7,826,000	15,240
B2W - Cia. Digital, ordinary nominative[1]	1,010,093	14,704
SSP Group PLC[2]	3,233,990	14,687
TopBuild Corp.[1]	73,600	13,548
Musti Group Oyj[1,2]	436,550	13,083
Bright Horizons Family Solutions Inc.[1]	74,300	12,853
Purple Innovation, Inc., Class A1	390,000	12,847
Basic-Fit NV1,2	348,300	12,725
Cie. Plastic Omnium SA2	308,912	10,724
IDP Education Ltd.[2]	691,561	10,594
Patrick Industries, Inc.	131,700	9,002
Thule Group AB1,2	219,800	8,215
Cairn Homes PLC[1,2]	6,829,200	7,972
Sushiro Global Holdings Ltd.[2]	187,000	7,142
OneSpaWorld Holdings Ltd.	695,690	7,054
Zhongsheng Group Holdings Ltd.[2]	938,500	6,691
Elior Group SA2	882,500	5,961
Countryside Properties PLC[2]	743,015	4,771
Kerry Express (Thailand) PCL, foreign registered[1,2]	2,250,000	3,699
Dalata Hotel Group PLC[1,2]	800,000	3,689
Coursera, Inc.[1,2,5,7]	160,625	2,409
DraftKings Inc., Class A1	16,755	780
China Zenix Auto International Ltd. (ADR)[1]	428,500	111
		779,295

Industrials 13.20%
Nihon M&A Center Inc.[2]	1,304,292	87,283
Boyd Group Services Inc.[3]	233,326	40,246
International Container Terminal Services, Inc.[2]	15,047,500	38,708
Stericycle, Inc.[1]	539,531	37,406
IMCD NV2	285,600	36,288
Meggitt PLC[1,2]	5,035,900	32,174
Bingo Industries Ltd.[2,3]	14,571,008	27,435
Instalco AB2	836,795	25,503
Japan Elevator Service Holdings Co., Ltd.[2]	970,400	24,707
Alfen NV1,2	227,700	22,879
Interpump Group SpA[2]	447,000	22,084
Nolato AB, Class B1,2	185,100	18,716
Melrose Industries PLC[1,2]	7,236,000	17,647
Wizz Air Holdings PLC[1,2]	278,200	17,375
VAT Group AG2	68,150	16,986
Diploma PLC[2]	556,200	16,689
Avon Rubber PLC[2]	383,500	16,610
Matson, Inc.	289,400	16,487
CleanawayWaste Management Ltd.[2]	7,580,970	13,779
Centre Testing International Group Co., Ltd.[2]	3,266,269	13,692
Han’s Laser Technology Industry Group Co., Ltd., Class A2	2,037,982	13,354
Woodward, Inc.	105,000	12,761
Granite Construction Inc.	465,000	12,420
Guangzhou Baiyun International Airport Co. Ltd., Class A2	5,704,039	12,329
Marel hf.[2]	1,971,482	12,157
Rumo SA1	3,025,547	11,207
CAE Inc.	375,000	10,391

52	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
IAA, Inc.[1]	141,750	$9,211
Addtech AB, Class B2	497,200	6,583
Montrose Environmental Group, Inc.[1]	190,800	5,907
Nitto Boseki Co., Ltd.[2]	132,500	5,853
Atlas Corp.	500,000	5,420
Imperial Logistics Ltd.[2]	2,103,000	5,351
TOMRA Systems ASA[2]	106,900	5,268
BWX Technologies, Inc.	85,000	5,124
BELIMO Holding AG2	523	4,543
VARTA AG, non-registered shares[1,2,3]	30,875	4,459
LIXIL Corp.[2]	196,500	4,268
Howden Joinery Group PLC[1,2]	440,000	4,155
McPhy Energy SA1,2,3	74,800	3,144
Vicor Corp, Class A1	27,800	2,564
The AZEK Company Inc., Class A1	54,400	2,092
		701,255

Financials 7.47%
Cannae Holdings, Inc.[1]	1,931,800	85,521
Trupanion, Inc.[1]	671,200	80,349
Janus Henderson Group PLC	1,088,400	35,384
Capitec Bank Holdings Ltd.[1,2]	232,177	22,625
Live Oak Bancshares, Inc.	462,000	21,926
South State Corp.	283,300	20,483
Kotak Mahindra Bank Ltd.[1,2]	715,825	19,590
Eurobank Ergasias Services and Holdings SA1,2	27,631,908	19,562
EastWest Bancorp, Inc.	287,300	14,569
Stifel Financial Corp.	271,050	13,677
Independent Bank Group, Inc.	192,300	12,023
Indian Energy Exchange Ltd.[2]	3,150,000	9,842
IIFLWealth Management Ltd.[2]	677,558	9,388
Aavas Financiers Ltd.[1,2]	402,000	9,335
Multi Commodity Exchange of India Ltd.[2]	342,375	8,115
Essent Group Ltd.	175,000	7,560
Third Point Reinsurance Ltd.[1]	340,400	3,241
Fanhua Inc. (ADR)	157,600	1,897
Huize Holding Ltd. (ADR)[1]	223,220	1,562
		396,649

Materials 2.33%
Nanofilm Technologies International Ltd.[1,2]	7,424,900	24,720
Lundin Mining Corp.	2,773,100	24,618
PI Industries Ltd.[2]	778,604	23,446
Navin Fluorine International Ltd.[2]	445,388	16,030
Fasadgruppen Group AB1,2	770,604	8,233
Vidrala, SA, non-registered shares[2]	67,694	7,850
Valvoline Inc.	315,300	7,296
SK Materials Co., Ltd.[2]	16,400	5,411
LANXESS AG2	54,500	4,179
Arkema SA2	15,200	1,737
		123,520

Real estate 2.07%
Altus Group Ltd.	939,007	36,250
Embassy Office Parks REIT[2]	5,189,400	24,506
MGM Growth Properties LLC REIT, Class A	500,000	15,650
JHSF Participações SA	9,099,476	13,682
Mitre Realty Empreendimentos E Participações SA1	1,955,500	6,400
WHA Corp. PCL[2]	59,416,400	5,988
Mindspace Business Parks REIT[1,2,4]	654,600	2,810

American Funds Insurance Series	53

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Mindspace Business Parks REIT[1,2]	595,400	$2,608
DoubleDragon Properties Corp.[1,2]	6,395,985	1,984
Cyrela Commercial Properties SA, ordinary nominative	105,754	279
		110,157

Communication services 2.00%
Altice Europe NV, Class A1,2	4,115,000	26,791
Bandwidth Inc., Class A1	122,000	18,748
Capcom Co., Ltd.[2]	226,800	14,745
New York Times Co., Class A	259,500	13,434
Square Enix Holdings Co., Ltd.[2]	143,200	8,690
Kamakura Shinsho, Ltd.[2]	677,700	7,514
Euskaltel, SA, non-registered shares[2]	630,178	6,734
Zee Entertainment Enterprises Ltd.[2]	1,398,700	4,295
Daily Mail and General Trust PLC, Class A, nonvoting shares[2]	296,800	3,025
Cardlytics, Inc.[1,3]	16,500	2,356
		106,332

Consumer staples 1.86%
Freshpet, Inc.[1]	318,400	45,210
Grocery Outlet Holding Corp.[1]	755,400	29,649
AAK AB2	511,300	10,311
Hilton Food Group PLC[2]	586,277	8,938
Vector Group Ltd.	224,000	2,610
Raia Drogasil SA, ordinary nominative	445,000	2,145
		98,863

Utilities 1.22%
ENN Energy Holdings Ltd.[2]	4,026,200	59,096
Neoenergia SA	1,727,000	5,859
		64,955

Energy 0.46%
Parsley Energy, Inc., Class A	915,000	12,993
Venture Global LNG, Inc., Series C1,2,4,5,7	2,760	10,434
NuVista Energy Ltd.[1]	1,325,000	979
		24,406

Total common stocks (cost: $2,750,940,000)		5,060,082

Preferred securities 1.81%
Information technology 1.30%
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares[1,2,5,7]	1,859,092	32,887
Avidxchange, Inc., Series F, preferred shares[1,2,5,7]	492,864	24,156
Gitlab Inc., Series E, preferred shares[1,2,5,7]	297,916	11,917
		68,960

Industrials 0.36%
Azul SA, preferred nominative (ADR)[1,3]	800,316	18,263
Azul SA, preferred nominative[1]	109,500	829
		19,092
Health care 0.15%
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares[1,2,5,7]	2,931,405	8,231

Total preferred securities (cost: $62,052,000)		96,283

54	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Rights & warrants 0.03%	Shares	Value (000)
Consumer staples 0.03%
Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[1,2,4]	132,100	$1,580

Total rights & warrants (cost: $1,550,000)		1,580

Convertible stocks 0.26%
Consumer discretionary 0.26%
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares[2,5,7]	531,643	9,038
Coursera, Inc., Series B, noncumulative, convertible preferred shares[2,5,7]	246,302	4,187
Coursera, Inc., Series F, noncumulative, convertible preferred shares[2,5,7]	36,964	629
		13,854

Total convertible stocks (cost: $10,863,000)		13,854

Short-term securities 4.21%
Commercial paper 2.58%
Toronto-Dominion Bank 0.19% due 1/19/2021[4]	100,000	99,993
NRW.Bank 0.22% due 1/22/2021[4]	37,000	36,997
		136,990

Money market investments 1.63%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]	71,737,955	71,738
Capital Group Central Cash Fund 0.12%[6,8]	151,346	15,136
		86,874

Total short-term securities (cost: $223,856,000)		223,864
Total investment securities 101.56% (cost: $3,049,261,000)		5,395,663
Other assets less liabilities (1.56)%		(82,922)

Net assets 100.00%		$5,312,741

Investments in affiliates6

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.85%
Health care 0.00%
NuCana PLC (ADR)[1,3,10]	$12,711	$1,226	$—	$—	$(3,358)	$—	$—
Consumer discretionary 0.85%
Lands’ End, Inc.[1]	—	14,805	—	—	30,492	45,297	—
Total common stocks						45,297
Short-term securities 0.29%
Money market investments 0.29%
Capital Group Central Cash Fund 0.12%[8]	192,600	961,788	1,139,083	68	(237)	15,136	1,310
Total 1.14%				$68	$26,897	$60,433	$1,310

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,225,547,000, which represented 41.89% of the net assets of the fund. This amount includes $2,067,250,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	All or a portion of this security was on loan. The total value of all such securities was $77,648,000, which represented 1.46% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $176,728,000, which represented 3.33% of the net assets of the fund.
[5]	Value determined using significant unobservable inputs.
[6]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[8]	Rate represents the seven-day yield at 12/31/2020.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Marqeta, Inc., Series E-1, 8.00% noncumulative, preferred shares	5/27/2020	$15,500	$32,887	.62%
Avidxchange, Inc., Series F, preferred shares	12/26/2019	24,156	24,156	.45
Gitlab Inc., Series E, preferred shares	9/11/2019	5,550	11,917	.22
Venture Global LNG, Inc., Series C	5/1/2015	8,280	10,434	.20
Coursera, Inc., Series C, 8.00% noncumulative, convertible preferred shares	2/20/2020	6,380	9,038	.17
PACT Pharma, Inc., Series C, 8.00% noncumulative, preferred shares	2/7/2020	6,000	8,231	.16
Coursera, Inc., Series B, noncumulative, convertible preferred shares	8/12/2020	3,855	4,187	.08
Coursera, Inc.	8/12/2020	2,514	2,409	.05
Coursera, Inc., Series F, noncumulative, convertible preferred shares	7/15/2020	628	629	.01
Total private placement securities		$72,863	$103,888	1.96%

Key to abbreviations

ADR =	American Depositary Receipts
EUR =	Euros
SDR =	Swedish Depositary Receipts

See notes to financial statements.

56	American Funds Insurance Series

Growth Fund

Investment portfolio December 31, 2020

Common stocks 95.50%	Shares	Value (000)
Information technology 22.59%
Microsoft Corp.	8,170,085	$1,817,190
Broadcom Inc.	1,811,536	793,181
ASML Holding NV (New York registered) (ADR)	632,100	308,288
ASML Holding NV1	635,000	306,871
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	18,618,000	349,673
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,218,945	241,954
RingCentral, Inc., Class A2	1,322,397	501,149
Shopify Inc., Class A, subordinate voting shares[2]	410,400	464,552
Visa Inc., Class A	1,591,570	348,124
PayPal Holdings, Inc.[2]	1,319,600	309,050
Mastercard Inc., Class A	716,844	255,870
Advanced Micro Devices, Inc.[2]	2,360,947	216,522
MongoDB, Inc., Class A2	594,973	213,619
Autodesk, Inc.[2]	654,703	199,907
FleetCor Technologies, Inc.[2]	710,400	193,818
Keyence Corp.[1]	300,900	169,341
Cree, Inc.[2]	1,495,879	158,414
Square, Inc., Class A2	726,255	158,062
Ceridian HCM Holding Inc.[2]	1,274,711	135,833
ServiceNow, Inc.[2]	235,806	129,795
Samsung Electronics Co., Ltd.[1]	1,538,083	114,952
Tyler Technologies, Inc.[2]	263,200	114,892
Micron Technology, Inc.[2]	1,447,335	108,811
Guidewire Software, Inc.[2]	821,399	105,739
Apple Inc.	779,886	103,483
Applied Materials, Inc.	1,033,670	89,206
HubSpot, Inc.[2]	210,067	83,279
Trimble Inc.[2]	900,572	60,131
Bill.Com Holdings, Inc.[2]	433,100	59,118
Adobe Inc.[2]	115,899	57,963
Intel Corp.	1,136,000	56,596
Elastic NV, non-registered shares[2]	346,722	50,667
Fidelity National Information Services, Inc.	328,778	46,509
Alteryx, Inc., Class A2	353,058	42,999
Flex Ltd.[2]	2,234,300	40,173
SK hynix, Inc.[1]	330,800	36,189
Zendesk, Inc.[2]	252,368	36,119
NetApp, Inc.	527,540	34,944
Fiserv, Inc.[2]	304,473	34,667
Jack Henry & Associates, Inc.	167,789	27,180
MKS Instruments, Inc.	157,800	23,741
Okta, Inc., Class A2	93,170	23,689
Motorola Solutions, Inc.	134,257	22,832
ON Semiconductor Corp.[2]	640,919	20,977
EPAM Systems, Inc.[2]	52,839	18,935
GoDaddy Inc., Class A2	213,800	17,735
Smartsheet Inc., Class A2	238,281	16,511
Enphase Energy, Inc.[2]	87,779	15,403
VeriSign, Inc.[2]	68,100	14,737
Amadeus IT Group SA, Class A, non-registered shares[1]	160,263	11,603
Concentrix Corp.[2]	108,272	10,686
Global Payments Inc.	46,612	10,041
SYNNEX Corp.	108,272	8,818
Atlassian Corp. PLC, Class A2	19,317	4,518
		8,795,056

Consumer discretionary 18.83%
Tesla, Inc.[2]	5,488,000	3,872,717
Amazon.com, Inc.[2]	270,876	882,224
Dollar General Corp.	1,774,500	373,177
Home Depot, Inc.	848,736	225,441
LVMH Moët Hennessy-Louis Vuitton SE1	330,000	206,194

American Funds Insurance Series	57

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Domino’s Pizza, Inc.	448,575	$172,011
Darden Restaurants, Inc.	1,438,876	171,399
Booking Holdings Inc.[2]	74,213	165,292
Toll Brothers, Inc.	3,280,000	142,582
Bright Horizons Family Solutions Inc.[2]	681,000	117,806
Burlington Stores, Inc.[2]	432,204	113,043
Hermès International[1]	97,299	104,631
Royal Caribbean Cruises Ltd.	1,201,909	89,771
NIKE, Inc., Class B	546,407	77,300
Floor & Decor Holdings, Inc., Class A2	769,300	71,430
Chipotle Mexican Grill, Inc.[2]	46,247	64,131
Aramark	1,666,401	64,123
Airbnb, Inc., Class A2	374,400	54,962
Five Below, Inc.[2]	198,640	34,758
Flutter Entertainment PLC (EUR denominated)[1]	166,291	34,062
Wynn Resorts, Ltd.	258,022	29,113
Las Vegas Sands Corp.	485,638	28,944
Westwing Group AG, non-registered shares[1,2,3]	707,000	28,606
Caesars Entertainment, Inc.[2]	379,500	28,185
Norwegian Cruise Line Holdings Ltd.[2,3]	1,095,796	27,866
Marriott International, Inc., Class A	210,000	27,703
Peloton Interactive, Inc., Class A2	180,000	27,310
Grand Canyon Education, Inc.[2]	213,615	19,890
Hilton Worldwide Holdings Inc.	151,700	16,878
Evolution Gaming Group AB1	160,210	16,243
Cie. Financière Richemont SA, Class A1	174,005	15,724
YUM! Brands, Inc.	129,700	14,080
EssilorLuxottica[1]	69,400	10,823
		7,328,419

Communication services 18.02%
Facebook, Inc., Class A2	7,454,034	2,036,144
Netflix, Inc.[2]	3,139,599	1,697,675
Alphabet Inc., Class C2	466,472	817,203
Alphabet Inc., Class A2	60,216	105,537
T-Mobile US, Inc.[2]	4,003,260	539,840
Activision Blizzard, Inc.	5,097,672	473,319
Charter Communications, Inc., Class A2	695,547	460,139
Snap Inc., Class A2	8,325,383	416,852
Comcast Corp., Class A	4,324,019	226,579
Zillow Group, Inc., Class C, nonvoting shares[2]	347,800	45,144
Zillow Group, Inc., Class A2	271,354	36,888
Pinterest, Inc., Class A2	1,027,744	67,728
Match Group, Inc.[2]	234,000	35,379
Live Nation Entertainment, Inc.[2]	400,000	29,392
Twitter, Inc.[2]	460,000	24,909
		7,012,728

Health care 12.72%
UnitedHealth Group Inc.	2,472,454	867,040
Intuitive Surgical, Inc.[2]	803,680	657,491
Regeneron Pharmaceuticals, Inc.[2]	841,544	406,558
Centene Corp.[2]	5,286,474	317,347
Thermo Fisher Scientific Inc.	632,000	294,373
Humana Inc.	496,800	203,822
Exact Sciences Corp.[2]	1,296,188	171,732
ResMed Inc.	755,000	160,483
Insulet Corp.[2]	622,000	159,002
NovoCure Ltd.[2]	916,689	158,624
Seagen Inc.[2]	874,815	153,215
Teladoc Health, Inc.[2]	643,000	128,574
Vertex Pharmaceuticals Inc.[2]	450,522	106,476

58	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
CRISPR Therapeutics AG2	652,706	$99,936
Biohaven Pharmaceutical Holding Co. Ltd.[2]	1,068,637	91,593
Abbott Laboratories	643,963	70,508
CVS Health Corp.	862,934	58,938
DexCom, Inc.[2]	158,238	58,504
Allakos Inc.[2]	401,374	56,192
Cigna Corp.	262,355	54,617
Danaher Corp.	235,935	52,411
Gilead Sciences, Inc.	899,185	52,387
Edwards Lifesciences Corp.[2]	569,100	51,919
Galapagos NV1,2	527,552	51,910
Vir Biotechnology, Inc.[2,3]	1,555,475	41,656
Verily Life Sciences LLC[1,2,4,5]	300,178	41,103
Catalent, Inc.[2]	319,000	33,198
Oak Street Health, Inc.[2]	538,184	32,915
Pfizer Inc.	884,714	32,566
Neurocrine Biosciences, Inc.[2]	326,200	31,266
Allogene Therapeutics, Inc.[2]	1,146,511	28,938
AstraZeneca PLC[1]	256,500	25,627
Guardant Health, Inc.[2]	196,303	25,300
Incyte Corp.[2]	288,800	25,120
Molina Healthcare, Inc.[2]	96,799	20,587
Chemed Corp.	37,667	20,062
Mettler-Toledo International Inc.[2]	16,900	19,261
Grail, Inc.[1,2,4,5,6]	1,864,884	18,350
Eli Lilly and Company	100,800	17,019
Pacific Biosciences of California, Inc.[2]	619,579	16,072
Ultragenyx Pharmaceutical Inc.[2]	67,100	9,289
Adaptive Biotechnologies Corp.[2]	141,048	8,340
Novavax, Inc.[2]	72,500	8,084
Global Blood Therapeutics, Inc.[2]	125,000	5,414
GoodRx Holdings, Inc., Class A2	97,500	3,933
Cortexyme, Inc.[2,3]	128,600	3,573
Zimmer Biomet Holdings, Inc.	13,800	2,126
		4,953,451

Industrials 8.44%
Uber Technologies, Inc.[2]	8,501,767	433,590
Delta Air Lines, Inc.	10,425,000	419,189
TransDigm Group Inc.[2]	582,800	360,666
MTU Aero Engines AG1	745,782	194,314
Jacobs Engineering Group Inc.	1,716,000	186,975
CSX Corp.	1,920,800	174,313
United Rentals, Inc.[2]	520,800	120,779
Airbus SE, non-registered shares[1,2]	944,893	103,796
Middleby Corp.[2]	702,000	90,502
Lockheed Martin Corp.	243,441	86,417
Carrier Global Corp.	2,181,661	82,292
ITOCHU Corp.[1]	2,545,000	73,299
Dun & Bradstreet Holdings, Inc.[2]	2,885,458	71,848
Ryanair Holdings PLC (ADR)[2]	634,951	69,832
Ryanair Holdings PLC[1,2]	96,554	1,923
Komatsu Ltd.[1]	1,995,900	54,693
Honeywell International Inc.	251,344	53,461
Norfolk Southern Corp.	216,936	51,546
Southwest Airlines Co.	1,100,000	51,271
Equifax Inc.	247,800	47,786
Westinghouse Air Brake Technologies Corp.	641,700	46,972
ASGN Inc.[2]	560,000	46,777
HEICO Corp.	311,000	41,177
HEICO Corp., Class A	43,500	5,092
Boeing Company	215,302	46,088

American Funds Insurance Series	59

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Armstrong World Industries, Inc.	616,904	$45,892
Emerson Electric Co.	508,000	40,828
BWX Technologies, Inc.	615,900	37,126
Safran SA1,2	259,640	36,822
Plug Power Inc.[2]	1,054,776	35,767
Parker-Hannifin Corp.	113,931	31,036
AMETEK, Inc.	253,600	30,670
Waste Connections, Inc.	290,200	29,766
FedEx Corp.	99,600	25,858
Caterpillar Inc.	111,500	20,295
Lennox International Inc.	55,533	15,214
Northrop Grumman Corp.	47,900	14,596
Generac Holdings Inc.[2]	31,762	7,223
		3,285,691

Financials 5.43%
Bank of America Corp.	14,780,700	448,003
First Republic Bank	1,800,955	264,614
Intercontinental Exchange, Inc.	1,735,900	200,132
Berkshire Hathaway Inc., Class B2	582,700	135,111
Berkshire Hathaway Inc., Class A2	57	19,825
SVB Financial Group[2]	349,456	135,529
BlackRock, Inc.	150,000	108,231
S&P Global Inc.	236,500	77,745
State Street Corp.	973,886	70,879
Marsh & McLennan Companies, Inc.	577,751	67,597
American International Group, Inc.	1,761,110	66,676
JPMorgan Chase & Co.	510,000	64,806
MSCI Inc.	117,900	52,646
London Stock Exchange Group PLC[1]	426,339	52,553
Arch Capital Group Ltd.[2]	1,326,267	47,838
Capital One Financial Corp.	390,000	38,551
Moody’s Corp.	102,277	29,685
CME Group Inc., Class A	134,493	24,484
Onex Corp.	425,000	24,393
KKR & Co. Inc.	600,300	24,306
Bank of New York Mellon Corp.	559,000	23,724
The Blackstone Group Inc., Class A	360,000	23,332
Aon PLC, Class A	110,000	23,240
East West Bancorp, Inc.	326,417	16,553
Everest Re Group, Ltd.	66,500	15,567
Ares Management Corp., Class A	310,500	14,609
Western Alliance Bancorporation	241,906	14,502
RenaissanceRe Holdings Ltd.	63,000	10,447
BNP Paribas SA1,2	180,106	9,500
PNC Financial Services Group, Inc.	56,934	8,483
		2,113,561

Consumer staples 3.22%
Kroger Co.	8,065,000	256,144
Philip Morris International Inc.	2,996,360	248,069
British American Tobacco PLC[1]	3,967,410	147,567
British American Tobacco PLC (ADR)	195,000	7,311
Costco Wholesale Corp.	403,332	151,967
Constellation Brands, Inc., Class A	617,500	135,263
Altria Group, Inc.	2,873,699	117,822
Molson Coors Beverage Company, Class B, restricted voting shares	1,104,700	49,921
Associated British Foods PLC[1,2]	1,515,607	46,958
Estée Lauder Companies Inc., Class A	146,800	39,077
Grocery Outlet Holding Corp.[2]	529,261	20,774

60	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Church & Dwight Co., Inc.	151,700	$13,233
Anheuser-Busch InBev SA/NV1	162,528	11,358
Monster Beverage Corp.[2]	73,900	6,834
		1,252,298

Materials 3.09%
Vale SA, ordinary nominative (ADR)	14,554,387	243,931
Wheaton Precious Metals Corp.	3,176,400	132,583
Franco-Nevada Corp.	937,000	117,484
LyondellBasell Industries NV	1,249,142	114,496
Grupo México, SAB de CV, Series B	25,084,100	106,037
Barrick Gold Corp.	4,058,000	92,441
CCL Industries Inc., Class B, nonvoting shares	1,615,000	73,321
Royal Gold, Inc.	517,000	54,988
Sherwin-Williams Company	71,200	52,326
Celanese Corp.	350,400	45,531
CF Industries Holdings, Inc.	979,000	37,897
Allegheny Technologies Inc.[2]	2,070,860	34,728
Shin-Etsu Chemical Co., Ltd.[1]	194,100	33,980
Linde PLC	120,000	31,621
PPG Industries, Inc.	149,623	21,579
Nucor Corp.	95,800	5,096
Dow Inc.	66,000	3,663
		1,201,702

Energy 1.66%
Halliburton Co.	13,300,000	251,370
Canadian Natural Resources, Ltd. (CAD denominated)	5,048,400	121,322
Canadian Natural Resources, Ltd.	105,100	2,527
Cenovus Energy Inc.	12,798,618	77,924
EOG Resources, Inc.	1,139,372	56,820
Suncor Energy Inc.	3,326,066	55,787
ConocoPhillips	527,835	21,108
Concho Resources Inc.	319,500	18,643
Cimarex Energy Co.	435,500	16,336
Equitrans Midstream Corp.	1,858,695	14,944
Schlumberger Ltd.	363,800	7,942
		644,723

Real estate 0.95%
Equinix, Inc. REIT	311,485	222,456
American Tower Corp. REIT	349,342	78,413
Park Hotels & Resorts Inc. REIT	2,181,898	37,420
Pebblebrook Hotel Trust REIT	1,660,276	31,213
		369,502

Utilities 0.55%
PG&E Corp.[2]	7,278,900	90,695
Edison International	751,381	47,202
Xcel Energy Inc.	680,000	45,336
Ørsted AS1	125,286	25,624
AES Corp.	312,000	7,332
		216,189

Total common stocks (cost: $16,215,513,000)		37,173,320

Preferred securities 0.12%
Information technology 0.12%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	654,840	44,452

Total preferred securities (cost: $27,479,000)		44,452

American Funds Insurance Series	61

Growth Fund (continued)

Convertible bonds & notes 0.07%	Principal amount (000)	Value (000)
Consumer staples 0.07%
JUUL Labs, Inc., convertible notes, 7.00% 2025 (100% PIK)[1,4,5,7]	$40,439	$29,464

Total convertible bonds & notes (cost: $40,250,000)		29,464

Short-term securities 4.19%	Shares
Money market investments 4.19%
Capital Group Central Cash Fund 0.12%[8,9]	16,235,284	1,623,691
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,10]	6,803,461	6,803

Total short-term securities (cost: $1,630,388,000)		1,630,494
Total investment securities 99.88% (cost: $17,913,630,000)		38,877,730
Other assets less liabilities 0.12%		46,314

Net assets 100.00%		$38,924,044

Investments in affiliates9

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 4.17%
Money market investments 4.17%
Capital Group Central Cash Fund 0.12%[8]	$1,102,492	$7,443,677	$6,923,077	$602	$(3)	$1,623,691	$6,391

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,408,205,000, which represented 6.19% of the net assets of the fund. This amount includes $2,319,288,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $7,302,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $18,350,000, which represented .05% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted. [8]Rate represents the seven-day yield at 12/31/2020.
[9]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$41,103	.10%
JUUL Labs, Inc., convertible notes, 7.00% 2025	2/3/2020-11/3/2020	40,250	29,464	.08
Grail, Inc.	4/17/2020	9,526	18,350	.05
Total private placement securities		$86,776	$88,917	.23%

Key To abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

See notes to financial statements.

62	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2020

Common stocks 93.80%	Shares	Value (000)
Financials 17.06%
AIA Group Ltd.[1]	36,489,500	$449,466
HDFC Bank Ltd.[1,2]	17,086,200	336,563
HDFC Bank Ltd. (ADR)[2]	531,294	38,392
Kotak Mahindra Bank Ltd.[1,2]	10,657,149	291,651
Ping An Insurance (Group) Company of China, Ltd., Class H1	11,877,600	145,893
Ping An Insurance (Group) Company of China, Ltd., Class A1	962,202	12,803
Bank Rakyat Indonesia (Persero) Tbk PT1	214,873,000	63,782
Sberbank of Russia PJSC (ADR)[1]	4,253,000	61,311
XP Inc., Class A2	1,483,000	58,831
BNP Paribas SA1,2	847,058	44,677
B3 SA - Brasil, Bolsa, Balcao	3,338,300	39,834
Axis Bank Ltd.[1,2]	3,890,055	33,115
Aegon NV1	7,120,095	28,434
London Stock Exchange Group PLC[1]	217,000	26,748
Banco Santander, SA1,2	7,887,200	24,489
Lufax Holding Ltd. (ADR)[2,3]	1,676,700	23,809
PICC Property and Casualty Co. Ltd., Class H1	26,414,000	20,013
FinecoBank SpA[1,2]	1,211,135	19,765
Deutsche Bank AG1,2	1,715,430	18,676
Bajaj Finance Ltd.[1]	244,400	17,750
ING Groep NV1,2	1,486,000	14,077
IndusInd Bank Ltd.[1,2]	941,500	11,568
BOC Hong Kong (Holdings) Ltd.[1]	3,739,000	11,363
China Merchants Bank Co., Ltd., Class H1	1,254,500	7,967
The People’s Insurance Co. (Group) of China Ltd., Class H1	17,500,000	5,560
		1,806,537

Consumer discretionary 14.88%
MercadoLibre, Inc.[2]	190,800	319,632
Alibaba Group Holding Ltd.[1,2]	8,148,200	238,071
Alibaba Group Holding Ltd. (ADR)[2]	17,700	4,119
Sony Corp.[1]	1,610,700	161,946
Delivery Hero SE1,2	854,887	132,687
Galaxy Entertainment Group Ltd.[1]	9,203,000	71,582
Meituan, Class B1,2	1,755,447	67,139
B2W - Cia. Digital, ordinary nominative[2]	3,734,000	54,354
Fast Retailing Co., Ltd.[1]	58,900	52,854
adidas AG1,2	138,518	50,425
Evolution Gaming Group AB1	483,000	48,970
LVMH Moët Hennessy-Louis Vuitton SE1	72,223	45,127
Kering SA1	61,638	44,811
Maruti Suzuki India Ltd.[1]	422,000	44,280
Melco Resorts & Entertainment Ltd. (ADR)	2,334,881	43,312
Cie. Financière Richemont SA, Class A1	454,500	41,070
Prosus NV1	361,000	38,834
Naspers Ltd., Class N1	147,000	30,087
Flutter Entertainment PLC (GBP denominated)[1]	112,374	23,266
H & M Hennes & Mauritz AB, Class B1,2	768,000	16,042
EssilorLuxottica[1]	90,000	14,036
Just Eat Takeaway (GBP denominated)[1,2]	79,800	9,017
Astra International Tbk PT1	19,726,000	8,472
Pan Pacific International Holdings Corp.[1]	354,000	8,177
Bandai Namco Holdings Inc.[1]	86,442	7,482
		1,575,792

Health care 14.59%
Daiichi Sankyo Company, Ltd.[1]	6,480,000	222,137
Chugai Pharmaceutical Co., Ltd.[1]	3,896,700	208,040
WuXi Biologics (Cayman) Inc.[1,2]	13,919,700	185,411
Olympus Corp.[1]	4,813,000	105,357
Novartis AG1	1,008,000	95,206
Grifols, SA, Class A, non-registered shares[1,3]	2,691,000	78,559

American Funds Insurance Series	63

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Grifols, SA, Class B (ADR)	793,690	$14,636
Fresenius SE & Co. KGaA[1]	1,959,154	90,529
M3, Inc.[1]	882,000	83,426
Hikma Pharmaceuticals PLC[1]	2,371,000	81,673
Teva Pharmaceutical Industries Ltd. (ADR)[2]	7,216,598	69,640
Alcon Inc.[1,2]	872,151	58,225
Aier Eye Hospital Group Co., Ltd., Class A1	4,254,057	48,723
WuXi AppTec Co., Ltd., Class A1	2,102,800	43,412
WuXi AppTec Co., Ltd., Class H1	260,000	5,108
Notre Dame Intermédica Participações SA	3,111,000	46,921
Fresenius Medical Care AG & Co. KGaA[1]	325,140	27,120
HOYA Corp.[1]	189,100	26,139
Merck KGaA[1]	129,000	22,112
Takeda Pharmaceutical Company, Ltd.[1]	533,765	19,350
Yunnan Baiyao Group Co., Ltd., Class A1	790,600	13,767
NMC Health PLC[1,2,4]	449,500	6
		1,545,497

Industrials 11.54%
Airbus SE, non-registered shares[1,2]	2,732,749	300,191
Recruit Holdings Co., Ltd.[1]	3,195,109	134,014
Knorr-Bremse AG, non-registered shares[1]	847,671	115,475
Melrose Industries PLC[1,2]	45,834,933	111,783
Safran SA1,2	701,300	99,459
NIBE Industrier AB, Class B1	2,666,589	87,563
Ryanair Holdings PLC (ADR)[2]	591,300	65,031
Ryanair Holdings PLC[1,2]	348,056	6,933
MTU Aero Engines AG1	182,000	47,420
Airports of Thailand PCL, foreign registered[1]	21,472,000	44,267
Rheinmetall AG1	381,264	40,293
ASSA ABLOY AB, Class B1	1,510,047	37,142
International Container Terminal Services, Inc.[1]	12,890,350	33,159
CCR SA, ordinary nominative	9,410,222	24,403
Shanghai International Airport Co., Ltd., Class A1	2,032,685	23,527
Jardine Matheson Holdings Ltd.[1]	336,600	18,852
BAE Systems PLC[1]	2,510,000	16,788
Brenntag AG1	77,900	6,029
Rumo SA2	1,514,700	5,611
Alliance Global Group, Inc.[1]	20,000,000	4,417
		1,222,357

Information technology 8.15%
StoneCo Ltd., Class A2	1,215,600	102,013
PagSeguro Digital Ltd., Class A2	1,743,000	99,142
Nice Ltd. (ADR)[2]	263,000	74,571
Nomura Research Institute, Ltd.[1]	1,945,500	69,515
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,433,000	64,477
ASML Holding NV1	125,945	60,864
Samsung Electronics Co., Ltd.[1]	777,000	58,071
Atlassian Corp. PLC, Class A2	210,500	49,230
Keyence Corp.[1]	83,000	46,711
Delta Electronics, Inc.[1]	4,812,409	44,891
Silergy Corp.[1]	474,000	40,636
OBIC Co., Ltd.[1]	172,600	34,712
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	1,716,000	33,822
Avast PLC[1]	4,289,000	31,550
STMicroelectronics NV1	631,500	23,397
Hexagon AB, Class B1	208,900	19,023
Xero Ltd.[1,2]	95,031	10,819
		863,444

64	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 7.69%
SoftBank Group Corp.[1]	2,723,400	$213,285
Tencent Holdings Ltd.[1]	1,729,587	126,376
Z Holdings Corp.[1]	14,787,000	89,685
Square Enix Holdings Co., Ltd.[1]	1,251,900	75,968
SoftBank Corp.[1]	4,438,300	55,641
Sea Ltd., Class A (ADR)[2]	273,600	54,460
Nintendo Co., Ltd.[1]	82,500	52,651
Bharti Airtel Ltd.[1]	6,879,515	48,090
Altice Europe NV, Class A1,2	5,269,395	34,307
Altice Europe NV, Class B1,2	1,077,927	6,955
Bilibili Inc., Class Z (ADR)[2]	429,261	36,796
Scout24 AG1	154,000	12,616
América Móvil, SAB de CV, Series L (ADR)	409,657	5,957
América Móvil, SAB de CV, Series L	2,139,900	1,558
		814,345

Energy 6.24%
Reliance Industries Ltd.[1]	8,944,564	243,658
Reliance Industries Ltd., interim shares[1]	196,599	3,015
Neste Oyj[1]	1,676,225	121,090
Royal Dutch Shell PLC, Class B1	5,001,407	86,166
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	620,800	11,021
Canadian Natural Resources, Ltd. (CAD denominated)	2,290,400	55,042
Total SE1,3	1,147,298	49,492
BP PLC[1]	13,959,863	48,089
Cenovus Energy Inc.	6,343,100	38,620
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	426,000	4,784
		660,977

Materials 5.26%
Vale SA, ordinary nominative (ADR)	15,872,642	266,026
Vale SA, ordinary nominative	608,881	10,251
First Quantum Minerals Ltd.	5,508,100	98,877
Shin-Etsu Chemical Co., Ltd.[1]	321,400	56,265
Linde PLC (EUR denominated)[1]	207,300	53,837
BHP Group PLC[1]	976,400	25,732
Akzo Nobel NV1	118,578	12,737
BASF SE1	151,600	11,971
CRH PLC[1]	250,861	10,604
Koninklijke DSM NV1	61,300	10,560
		556,860

Consumer staples 4.32%
Nestlé SA1	970,200	114,221
Pernod Ricard SA1	294,714	56,493
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	8,254,713	56,087
Imperial Brands PLC[1]	2,046,000	42,989
Kweichow Moutai Co., Ltd., Class A1	134,543	41,115
British American Tobacco PLC[1]	951,000	35,372
Kirin Holdings Company, Ltd.[1,3]	1,365,800	32,247
Treasury Wine Estates Ltd.[1]	3,771,435	27,358
Heineken NV1	135,200	15,077
Chocoladefabriken Lindt & Sprüngli AG1	107	10,693
Shiseido Company, Ltd.[1]	152,000	10,544
JBS SA, ordinary nominative	1,811,000	8,249
Dabur India Ltd.[1]	980,000	7,170
		457,615

American Funds Insurance Series	65

International Fund (continued)

Common stocks (continued)	Shares		Value (000)
Utilities 3.28%
ENN Energy Holdings Ltd.[1]		13,250,000	$194,483
China Gas Holdings Ltd.[1]		24,134,000	96,227
E.ON SE1		5,147,000	57,003
			347,713
Real estate 0.79%
Ayala Land, Inc.[1]		54,527,900	46,441
China Overseas Land & Investment Ltd.[1]		13,502,000	29,371
CK Asset Holdings Ltd.[1]		1,442,000	7,417
			83,229

Total common stocks (cost: $6,233,438,000)			9,934,366

Preferred securities 1.19%
Energy 0.66%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		6,336,898	70,086

Health care 0.53%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]		3,026,230	56,376

Total preferred securities (cost: $104,416,000)			126,462

Rights & warrants 0.40%
Health care 0.40%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]		1,448,500	16,590
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]		578,554	6,527
WuXi AppTec Co., Ltd., Class A, warrants, expire 2021[1,5]		896,000	18,498
			41,615

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]		909,000	236

Total rights & warrants (cost: $21,623,000)			41,851

Convertible bonds & notes 0.01%	Principal amount (000)
Health care 0.01%
NMC Health Jersey Ltd., convertible notes, 1.875% 2025[6]		$28,000	1,260

Total convertible bonds & notes (cost: $5,855,000)			1,260

Bonds, notes & other debt instruments 0.17%
Bonds & notes of governments & government agencies outside the U.S. 0.11%
United Mexican States, Series M, 8.00% 2023	MXN	203,000	11,204

Corporate bonds, notes & loans 0.06%
Materials 0.06%
Vale Overseas Ltd. 3.75% 2030		$5,936	6,610

Total bonds, notes & other debt instruments (cost: $15,915,000)			17,814

66	American Funds Insurance Series

International Fund (continued)

Short-term securities 5.08%	Shares	Value (000)
Money market investments 5.08%
Capital Group Central Cash Fund 0.12%[7,8]	5,237,912	$523,844
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	13,975,150	13,975

Total short-term securities (cost: $537,755,000)		537,819
Total investment securities 100.65% (cost: $6,919,002,000)		10,659,572
Other assets less liabilities (0.65)%		(68,714)

Net assets 100.00%		$10,590,858

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
GBP18,500	USD24,992	Citibank	1/11/2021	$309
USD24,907	GBP18,500	Citibank	1/11/2021	(395)
				$(86)

Investments in affiliates8

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 4.95%
Money market investments 4.95%
Capital Group Central Cash Fund 0.12%[7]	$544,457	$2,134,592	$2,155,054	$36	$(187)	$523,844	$3,029

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,284,434,000, which represented 78.22% of the net assets of the fund. This amount includes $8,284,428,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $83,899,000, which represented .79% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,615,000, which represented .39% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Rate represents the seven-day yield at 12/31/2020.
[8]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

MXN = Mexican pesos

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	67

New World Fund

Investment portfolio December 31, 2020

Common stocks 89.66%	Shares	Value (000)
Information technology 18.98%
Microsoft Corp.	410,007	$91,194
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	3,960,000	74,375
PagSeguro Digital Ltd., Class A2	1,145,350	65,147
StoneCo Ltd., Class A2	712,435	59,788
Mastercard Inc., Class A	146,107	52,151
PayPal Holdings, Inc.[2]	204,345	47,858
Keyence Corp.[1]	68,700	38,663
Broadcom Inc.	86,409	37,834
Adobe Inc.[2]	67,840	33,928
ASML Holding NV1	62,856	30,376
Cree, Inc.[2]	253,513	26,847
Silergy Corp.[1]	307,000	26,319
Samsung Electronics Co., Ltd.[1]	308,854	23,083
EPAM Systems, Inc.[2]	52,701	18,885
Kingdee International Software Group Co. Ltd.[1]	3,135,000	12,866
Accenture PLC, Class A	43,462	11,353
Apple Inc.	82,604	10,961
Visa Inc., Class A	45,355	9,920
Trimble Inc.[2]	143,946	9,611
Hexagon AB, Class B1	91,408	8,324
Oneconnect Financial Technology Co., Ltd. (ADR)[2]	417,419	8,227
Tokyo Electron Ltd.[1]	18,600	6,937
MediaTek Inc.[1]	259,000	6,917
Edenred SA1	112,405	6,378
Advanced Micro Devices, Inc.[2]	67,034	6,148
FleetCor Technologies, Inc.[2]	20,916	5,706
Network International Holdings PLC[1,2]	1,260,807	5,630
Inphi Corp.[2]	32,349	5,191
Atlassian Corp. PLC, Class A2	20,258	4,738
Chindata Group Holdings Ltd., Class A (ADR)[2]	172,368	4,130
Halma PLC[1]	121,095	4,057
Autodesk, Inc.[2]	12,375	3,779
NetEase, Inc.[1]	194,400	3,720
Logitech International SA1	37,097	3,598
Nokia Corp.[1,2]	802,140	3,059
Micron Technology, Inc.[2]	39,018	2,933
Cognizant Technology Solutions Corp., Class A	35,343	2,896
ON Semiconductor Corp.[2]	82,489	2,700
GDS Holdings Ltd., Class A1,2	230,900	2,691
Nice Ltd. (ADR)[2]	9,355	2,652
Aspen Technology, Inc.[2]	19,209	2,502
Elastic NV, non-registered shares[2]	15,997	2,338
Globant SA2	10,638	2,315
Amphenol Corp., Class A	16,828	2,201
Hamamatsu Photonics KK1	30,700	1,758
SAP SE1	12,349	1,623
TravelSky Technology Ltd., Class H1	664,000	1,602
KLA Corp.	5,692	1,474
Hangzhou Hikvision Digital Technology Co., Ltd., Class A1	193,443	1,438
Intel Corp.	28,781	1,434
CMC Materials, Inc.	8,338	1,261
VeriSign, Inc.[2]	5,316	1,150
Amadeus IT Group SA, Class A, non-registered shares[1]	14,929	1,081
Vontier Corp.[2]	31,087	1,038
Coforge Ltd.[1]	20,580	765
		805,550

Consumer discretionary 14.40%
MercadoLibre, Inc.[2]	53,020	88,820
Alibaba Group Holding Ltd.[1,2]	2,075,204	60,633
LVMH Moët Hennessy-Louis Vuitton SE1	57,683	36,042
Delivery Hero SE1,2	228,670	35,492

68	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Naspers Ltd., Class N1	129,169	$26,437
General Motors Company	531,686	22,139
Galaxy Entertainment Group Ltd.[1]	2,777,000	21,600
Hermès International[1]	19,805	21,297
Meituan, Class B1,2	523,802	20,034
Kering SA1	26,627	19,358
XPeng Inc., Class A (ADR)[2,3]	434,541	18,611
EssilorLuxottica[1]	106,218	16,565
Evolution Gaming Group AB1	158,058	16,025
JD Health International Inc.[1,2]	710,150	13,741
adidas AG1,2	32,858	11,961
Cie. Financière Richemont SA, Class A1	115,827	10,466
Sony Corp.[1]	103,800	10,436
NIKE, Inc., Class B	71,017	10,047
Booking Holdings Inc.[2]	4,420	9,845
Gree Electric Appliances, Inc. of Zhuhai, Class A1	895,846	8,504
Li Ning Co. Ltd.[1]	1,231,501	8,484
Pop Mart International Group Ltd.[1,2]	778,200	8,166
Melco Resorts & Entertainment Ltd. (ADR)	411,713	7,637
IDP Education Ltd.[1]	418,781	6,415
Jumbo SA1	362,261	6,308
Astra International Tbk PT1	14,461,800	6,211
YUM! Brands, Inc.	52,525	5,702
Wyndham Hotels & Resorts, Inc.	95,196	5,659
Marriott International, Inc., Class A	42,036	5,545
JD.com, Inc., Class A1,2	120,550	5,309
Zhongsheng Group Holdings Ltd.[1]	683,500	4,873
Midea Group Co., Ltd., Class A1	307,835	4,642
Fast Retailing Co., Ltd.[1]	4,900	4,397
Suzuki Motor Corp.[1]	86,400	4,011
Wynn Macau, Ltd.[1,2]	2,336,800	3,929
Ferrari NV1	14,576	3,371
China MeiDong Auto Holdings Ltd.[1]	816,000	3,318
Prosus NV1	30,717	3,304
Industria de Diseño Textil, SA1	101,889	3,244
Samsonite International SA1,2	1,787,100	3,175
Allegro.eu1,2	136,887	3,111
Maruti Suzuki India Ltd.[1]	28,401	2,980
Domino’s Pizza, Inc.	7,473	2,866
Flutter Entertainment PLC (GBP denominated)[1]	12,491	2,586
Hyundai Motor Co.[1]	12,662	2,246
Shangri-La Asia Ltd.[1,2]	2,212,000	1,973
Aptiv PLC	14,036	1,829
InterContinental Hotels Group PLC[1,2]	26,077	1,694
Airbnb, Inc., Class A2	10,563	1,551
Lojas Americanas SA, ordinary nominative	384,328	1,513
Entain PLC[1,2]	94,780	1,471
Peugeot SA1,2	39,005	1,068
Vivo Energy PLC[1]	919,486	1,063
Dada Nexus Ltd. (ADR)[2,3]	25,200	920
Levi Strauss & Co., Class A	45,515	914
Wynn Resorts, Ltd.	7,397	835
Bayerische Motoren Werke AG1	6,118	540
		610,913

Health care 12.35%
Zai Lab Ltd. (ADR)[2]	384,191	51,996
Thermo Fisher Scientific Inc.	83,711	38,991
WuXi Biologics (Cayman) Inc.[1,2]	2,647,600	35,266
Carl Zeiss Meditec AG, non-registered shares[1]	205,241	27,310
WuXi AppTec Co., Ltd., Class A1	871,716	17,996
WuXi AppTec Co., Ltd., Class H1	459,100	9,020

American Funds Insurance Series	69

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
AstraZeneca PLC[1]	232,864	$23,265
Notre Dame Intermédica Participações SA	1,465,403	22,102
Abbott Laboratories	200,515	21,954
BioMarin Pharmaceutical Inc.[2]	179,080	15,704
PerkinElmer, Inc.	107,200	15,383
Asahi Intecc Co., Ltd.[1]	412,600	15,062
bioMérieux SA1	95,915	13,526
Jiangsu Hengrui Medicine Co., Ltd., Class A1	779,198	13,311
BeiGene, Ltd. (ADR)[2]	46,796	12,091
BeiGene, Ltd.[1,2]	54,000	1,086
CSL Ltd.[1]	57,968	12,666
Pharmaron Beijing Co., Ltd., Class H1	431,200	7,308
Pharmaron Beijing Co., Ltd., Class A1	265,800	4,894
Aier Eye Hospital Group Co., Ltd., Class A1	1,033,827	11,841
Yunnan Baiyao Group Co., Ltd., Class A1	679,100	11,826
Koninklijke Philips NV (EUR denominated)[1,2]	205,320	10,988
Shionogi & Co., Ltd.[1]	179,300	9,801
Olympus Corp.[1]	440,900	9,651
Novo Nordisk A/S, Class B1	111,509	7,800
Hypera SA, ordinary nominative	1,156,915	7,629
Hugel, Inc.[1,2]	43,840	7,585
CanSino Biologics Inc., Class H1,2	323,600	7,406
Straumann Holding AG1	6,192	7,211
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A1	346,233	6,802
Pfizer Inc.	171,061	6,297
Hangzhou Tigermed Consulting Co., Ltd., Class A1	227,271	5,632
Teva Pharmaceutical Industries Ltd. (ADR)[2]	573,624	5,536
Novartis AG1	55,224	5,216
Zoetis Inc., Class A	31,037	5,137
Alibaba Health Information Technology Ltd.[1,2]	1,650,600	4,898
Hikma Pharmaceuticals PLC[1]	135,368	4,663
Medtronic PLC	39,620	4,641
Danaher Corp.	20,736	4,606
HOYA Corp.[1]	27,600	3,815
Baxter International Inc.	47,480	3,810
Alcon Inc.[1,2]	55,002	3,672
Grifols, SA, Class A, non-registered shares[1]	84,195	2,458
Grifols, SA, Class B (ADR)	30,657	565
Mettler-Toledo International Inc.[2]	1,661	1,893
Lupin Ltd.[1]	140,828	1,885
OdontoPrev SA, ordinary nominative	554,693	1,554
Viatris Inc.[2]	21,294	399
NMC Health PLC[1,2,4]	49,400	1
		524,149

Financials 11.00%
Kotak Mahindra Bank Ltd.[1,2]	2,768,189	75,756
AIA Group Ltd.[1]	4,488,200	55,284
HDFC Bank Ltd.[1,2]	2,384,834	46,976
HDFC Bank Ltd. (ADR)[2]	76,097	5,499
B3 SA - Brasil, Bolsa, Balcao	2,627,316	31,351
Société Générale[1,2]	1,218,593	25,386
XP Inc., Class A2	480,952	19,079
Bajaj Finance Ltd.[1]	261,996	19,028
Capitec Bank Holdings Ltd.[1,2]	185,645	18,091
Sberbank of Russia PJSC (ADR)[1]	1,012,500	14,596
Sberbank of Russia PJSC (ADR)	226,687	3,287
Ping An Insurance (Group) Company of China, Ltd., Class H1	1,371,300	16,844
Ping An Insurance (Group) Company of China, Ltd., Class A1	36,100	480
UniCredit SpA[1,2]	1,762,672	16,312
HDFC Life Insurance Company Ltd.[1,2]	1,109,818	10,295
ICICI Bank Ltd. (ADR)[2]	495,101	7,357

70	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
ICICI Bank Ltd.[1,2]	384,782	$2,825
Moody’s Corp.	31,860	9,247
Banco Bilbao Vizcaya Argentaria, SA1	1,830,437	8,973
Hong Kong Exchanges and Clearing Ltd.[1]	153,700	8,454
S&P Global Inc.	22,691	7,459
Discovery Ltd.[1]	565,192	5,849
Bajaj Finserv Ltd.[1]	45,189	5,518
Fairfax Financial Holdings Ltd., subordinate voting shares	15,658	5,337
TCS Group Holding PLC (GDR)[1,5]	140,222	4,584
TCS Group Holding PLC (GDR)[1]	1,553	51
Bank Central Asia Tbk PT1	1,879,300	4,528
Lufax Holding Ltd. (ADR)[2]	291,670	4,142
China Merchants Bank Co., Ltd., Class H1	605,500	3,845
UBS Group AG1	225,557	3,155
AU Small Finance Bank Ltd.[1,2]	259,859	3,050
Moscow Exchange MICEX-RTS PJSC[1]	1,404,664	3,031
Eurobank Ergasias Services and Holdings SA1,2	4,206,715	2,978
PICC Property and Casualty Co. Ltd., Class H1	3,623,000	2,745
Alpha Bank SA1,2	2,100,154	2,453
Chubb Ltd.	15,529	2,390
The People’s Insurance Co. (Group) of China Ltd., Class H1	6,833,000	2,171
Axis Bank Ltd.[1,2]	219,958	1,872
BB Seguridade Participações SA	273,314	1,559
Bank of the Philippine Islands[1]	839,100	1,424
Kasikornbank PCL, foreign registered[1]	345,200	1,318
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B2	1,278,484	1,305
Credicorp Ltd.	4,951	812
		466,696

Communication services 8.28%
Tencent Holdings Ltd.[1]	1,058,700	77,356
Sea Ltd., Class A (ADR)[2]	259,149	51,584
Facebook, Inc., Class A2	183,040	49,999
Alphabet Inc., Class C2	22,802	39,946
Alphabet Inc., Class A2	3,487	6,112
Netflix, Inc.[2]	48,388	26,165
Yandex NV, Class A2	283,230	19,707
América Móvil, SAB de CV, Series L (ADR)	1,066,269	15,504
Electronic Arts Inc.	92,639	13,303
Activision Blizzard, Inc.	126,033	11,702
Bharti Airtel Ltd.[1]	892,598	6,239
Indus Towers Ltd.[1]	1,872,343	5,909
Vodafone Group PLC[1]	3,261,452	5,367
JOYY Inc., Class A (ADR)	53,334	4,266
Bilibili Inc., Class Z (ADR)[2]	47,070	4,035
MTN Group Ltd.[1]	943,276	3,868
China Tower Corp. Ltd., Class H1	23,738,000	3,494
SoftBank Group Corp.[1]	39,400	3,086
Informa PLC[1]	186,868	1,404
JCDecaux SA1,2	48,473	1,107
Telkom Indonesia (Persero) Tbk PT, Class B1	4,360,300	1,029
		351,182

Materials 5.95%
Vale SA, ordinary nominative	1,721,168	28,977
Vale SA, ordinary nominative (ADR)	1,497,718	25,102
First Quantum Minerals Ltd.	1,278,353	22,948
Sika AG1	70,329	19,200
Asian Paints Ltd.[1]	499,171	18,927
Freeport-McMoRan Inc.	394,687	10,270
Shin-Etsu Chemical Co., Ltd.[1]	56,900	9,961

American Funds Insurance Series	71

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Rio Tinto PLC[1]	106,811	$7,992
Linde PLC	29,913	7,882
LANXESS AG1	98,732	7,571
Koninklijke DSM NV1	39,449	6,796
Givaudan SA1	1,578	6,647
AngloGold Ashanti Ltd. (ADR)	210,144	4,753
AngloGold Ashanti Ltd.[1]	70,895	1,621
Gerdau SA (ADR)	1,298,914	6,066
Shree Cement Ltd.[1]	18,011	5,933
Arkema SA1	44,846	5,126
BHP Group PLC[1]	192,429	5,071
CCL Industries Inc., Class B, nonvoting shares	93,655	4,252
Umicore SA1	87,348	4,196
Air Liquide SA, non-registered shares[1]	25,294	4,151
Akzo Nobel NV1	36,592	3,931
Loma Negra Compania Industrial Argentina SA (ADR)	599,550	3,687
BASF SE1	45,331	3,580
Alrosa PJSC[1]	2,643,724	3,515
Barrick Gold Corp.	142,586	3,248
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A1	546,193	3,242
Chr. Hansen Holding A/S1,2	27,666	2,847
SIG Combibloc Group AG1	122,353	2,834
Huntsman Corp.	103,725	2,608
Turquoise Hill Resources Ltd.[2]	156,812	1,948
Turquoise Hill Resources Ltd. (CAD denominated)[2]	49,730	618
Amcor PLC (CDI)[1]	162,847	1,934
Celanese Corp.	14,743	1,916
Dow Inc.	32,269	1,791
Asahi Kasei Corp.[1]	130,400	1,341
		252,482

Industrials 5.91%
Shanghai International Airport Co., Ltd., Class A1	2,560,277	29,634
Airbus SE, non-registered shares[1,2]	244,231	26,829
Safran SA1,2	162,243	23,009
CCR SA, ordinary nominative	8,621,584	22,358
Wizz Air Holdings PLC[1,2]	220,032	13,742
IMCD NV1	99,924	12,696
International Container Terminal Services, Inc.[1]	4,297,260	11,054
DSV Panalpina A/S1	64,161	10,738
SMC Corp.[1]	16,500	10,077
Rumo SA2	2,191,897	8,119
Nidec Corp.[1]	56,800	7,157
TransDigm Group Inc.[2]	11,118	6,880
Ryanair Holdings PLC (ADR)[2]	52,278	5,750
Fortive Corp.	76,735	5,434
Daikin Industries, Ltd.[1]	23,300	5,189
Han’s Laser Technology Industry Group Co., Ltd., Class A1	771,125	5,053
Airports of Thailand PCL, foreign registered[1]	2,363,200	4,872
Spirax-Sarco Engineering PLC[1]	28,754	4,444
Centre Testing International Group Co., Ltd.[1]	1,056,096	4,427
Copa Holdings, SA, Class A	48,964	3,782
Jardine Matheson Holdings Ltd.[1]	59,000	3,305
Guangzhou Baiyun International Airport Co. Ltd., Class A1	1,501,303	3,245
Epiroc AB, Class B1	178,529	3,025
A-Living Smart City Services Co., Ltd., Class H1	659,500	2,938
Boeing Company	11,550	2,472
ABB Ltd.[1]	83,200	2,327
Komatsu Ltd.[1]	81,500	2,233
Experian PLC[1]	56,793	2,164
Air Lease Corp., Class A	43,452	1,930
Hefei Meyer Optoelectronic Technology Inc., Class A1	254,600	1,728

72	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Atlas Copco AB, Class B1	37,156	$1,669
Havells India Ltd.[1]	126,664	1,589
Carrier Global Corp.	23,873	901
		250,770

Consumer staples 5.71%
Kweichow Moutai Co., Ltd., Class A1	253,607	77,500
Nestlé SA1	162,495	19,130
Foshan Haitian Flavouring and Food Co. Ltd., Class A1	597,861	18,388
Nongfu Spring Co., Ltd., Class H1,2,3	2,018,605	14,354
Anheuser-Busch InBev SA/NV1	176,745	12,351
Carlsberg A/S, Class B1	55,396	8,881
Raia Drogasil SA, ordinary nominative	1,594,597	7,687
Pernod Ricard SA1	39,282	7,530
Avenue Supermarts Ltd.[1,2]	142,505	5,389
Mondelez International, Inc.	85,994	5,028
Reckitt Benckiser Group PLC[1]	53,352	4,772
Fomento Económico Mexicano, SAB de CV	618,449	4,672
Unilever PLC[1]	76,805	4,623
British American Tobacco PLC[1]	117,770	4,380
United Spirits Ltd.[1,2]	535,599	4,246
Wal-Mart de México, SAB de CV, Series V	1,351,284	3,801
Shiseido Company, Ltd.[1]	50,800	3,524
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	513,300	3,488
ITC Ltd.[1]	1,169,574	3,350
Heineken NV1	27,072	3,019
Kimberly-Clark de México, SAB de CV, Class A	1,647,040	2,813
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd., Class A1	266,585	2,725
Constellation Brands, Inc., Class A	11,586	2,538
Uni-Charm Corp.[1]	52,100	2,472
L’Oréal SA, non-registered shares[1]	6,491	2,466
Kirin Holdings Company, Ltd.[1]	89,700	2,118
Herbalife Nutrition Ltd.[2]	41,972	2,017
Japan Tobacco Inc.[1,3]	97,300	1,983
Colgate-Palmolive Company	18,811	1,609
Danone SA1	21,048	1,383
McCormick & Co., Inc., nonvoting shares	13,126	1,255
JBS SA, ordinary nominative	259,002	1,180
Chengdu Hongqi Chain Co., Ltd.[1]	1,109,901	1,124
Diageo PLC[1]	11,617	459
		242,255

Energy 3.77%
Reliance Industries Ltd.[1]	2,911,135	79,302
Reliance Industries Ltd., interim shares[1]	152,741	2,343
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	3,866,812	43,424
Royal Dutch Shell PLC, Class B1	446,106	7,686
Rosneft Oil Company PJSC (GDR)[1]	1,301,724	7,340
New Fortress Energy Inc., Class A	96,956	5,196
Gazprom PJSC (ADR)[1]	780,774	4,341
Schlumberger Ltd.	172,397	3,763
Total SE1,3	74,483	3,213
Chevron Corp.	31,798	2,685
United Tractors Tbk PT1	326,800	620
		159,913

Real estate 1.68%
American Tower Corp. REIT	45,257	10,158
Shimao Services Holdings Ltd.[1,2]	6,203,187	9,570
ESR Cayman Ltd.[1,2]	2,262,400	8,131
CK Asset Holdings Ltd.[1]	1,249,500	6,427
BR Malls Participacoes SA, ordinary nominative[2]	3,304,622	6,298

American Funds Insurance Series	73

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Ayala Land, Inc.[1]	6,681,900	$5,691
KE Holdings Inc., Class A (ADR)[2]	87,058	5,358
CIFI Holdings (Group) Co. Ltd.[1]	5,873,674	4,981
Embassy Office Parks REIT[1]	939,200	4,435
Shimao Group Holdings Ltd.[1]	1,282,000	4,099
China Overseas Land & Investment Ltd.[1]	1,464,500	3,186
Longfor Group Holdings Ltd.[1]	495,000	2,907
		71,241

Utilities 1.63%
ENN Energy Holdings Ltd.[1]	1,619,800	23,776
China Gas Holdings Ltd.[1]	5,533,000	22,061
AES Corp.	345,838	8,127
China Resources Gas Group Ltd.[1]	1,092,000	5,808
Enel SpA[1]	515,991	5,211
Engie SA1,2	275,227	4,214
		69,197

Total common stocks (cost: $2,195,857,000)		3,804,348

Preferred securities 1.14%
Industrials 0.31%
Azul SA, preferred nominative (ADR)[2,3]	357,605	8,161
GOL Linhas Aéreas Inteligentes SA, preferred nominative[2]	847,943	4,071
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)[2]	72,525	712
		12,944

Materials 0.29%
Gerdau SA, preferred nominative	2,652,635	12,487

Consumer discretionary 0.22%
Volkswagen AG, nonvoting preferred shares[1]	35,834	6,676
Lojas Americanas SA, preferred nominative	489,555	2,478
		9,154

Health care 0.10%
Grifols, SA, Class B, nonvoting preferred, non-registered shares[1]	235,609	4,389

Consumer staples 0.07%
Henkel AG & Co. KGaA, nonvoting preferred shares[1]	27,859	3,139

Information technology 0.07%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	44,182	2,999

Energy 0.05%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	101,360	1,121
Petróleo Brasileiro SA (Petrobras), preferred nominative	182,615	997
		2,118

Financials 0.03%
Itaúsa SA, preferred nominative	525,633	1,187

Real estate 0.00%
Ayala Land, Inc., preferred shares[1,2,4]	15,000,000	—	[6]

Total preferred securities (cost: $30,866,000)		48,417

74	American Funds Insurance Series

New World Fund (continued)

Rights & warrants 0.27%	Shares		Value (000)
Consumer staples 0.25%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,5]		336,160	$10,339

Health care 0.02%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]		54,200	621
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]		21,625	244
			865

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]		144,354	37

Total rights & warrants (cost: $3,236,000)			11,241

Convertible bonds & notes 0.00%	Principal amount (000)
Health care 0.00%
BioMarin Pharmaceutical Inc., convertible bonds, 1.25% 2027[5]		$114	120

Total convertible bonds & notes (cost: $121,000)			120

Bonds, notes & other debt instruments 2.83%
Bonds & notes of governments & government agencies outside the U.S. 2.47%
Abu Dhabi (Emirate of) 2.50% 2029[5]		1,900	2,055
Abu Dhabi (Emirate of) 1.70% 2031[5]		455	456
Angola (Republic of) 9.50% 2025		800	833
Angola (Republic of) 8.25% 2028		200	192
Angola (Republic of) 8.00% 2029[5]		2,800	2,639
Angola (Republic of) 8.00% 2029		200	189
Argentine Republic 1.00% 2029		384	167
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[7]		757	308
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[7]		4,190	1,538
Argentine Republic 0.125% 2038 (2.00% on 7/9/2021)[7]		1,318	541
Argentine Republic 0.125% 2041 (2.50% on 7/9/2021)[7]		5,900	2,239
Armenia (Republic of) 7.15% 2025		490	566
Bahrain (Kingdom of) 6.75% 2029[5]		500	576
Belarus (Republic of) 6.875% 2023		1,775	1,860
Belarus (Republic of) 5.875% 2026		230	237
Belarus (Republic of) 7.625% 2027		335	370
Buenos Aires (City of) 8.95% 2021		359	359
Cameroon (Republic of) 9.50% 2025		805	899
Colombia (Republic of) 4.50% 2026		1,250	1,419
Colombia (Republic of) 7.375% 2037		600	878
Colombia (Republic of) 4.125% 2051		350	390
Costa Rica (Republic of) 4.375% 2025		234	219
Costa Rica (Republic of) 6.125% 2031[5]		1,250	1,170
Costa Rica (Republic of) 6.125% 2031		818	766
Costa Rica (Republic of) 7.158% 2045		498	464
Cote d’Ivoire (Republic of) 4.875% 2032		€150	189
Dominican Republic 9.75% 2026	DOP	18,150	336
Dominican Republic 8.625% 2027[5]		$575	733
Dominican Republic 11.375% 2029	DOP	12,800	265
Dominican Republic 7.45% 2044[5]		$1,125	1,458
Dominican Republic 7.45% 2044		1,100	1,426
Dominican Republic 6.85% 2045		100	122
Dominican Republic 5.875% 2060[5]		280	309
Egypt (Arab Republic of) 5.75% 2024[5]		450	483
Egypt (Arab Republic of) 5.625% 2030		€260	333
Egypt (Arab Republic of) 7.625% 2032[5]		$1,140	1,294
Egypt (Arab Republic of) 8.50% 2047		1,200	1,364
Egypt (Arab Republic of) 8.15% 2059[5]		900	993

American Funds Insurance Series	75

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 2024		$1,230	$1,255
Export-Import Bank of India 3.25% 2030		1,180	1,265
Gabonese Republic 6.375% 2024		2,480	2,589
Guatemala (Republic of) 4.375% 2027		600	668
Honduras (Republic of) 6.25% 2027		1,750	2,032
Honduras (Republic of) 5.625% 2030[5]		200	230
Indonesia (Republic of) 6.625% 2037		700	999
Indonesia (Republic of) 5.25% 2042		840	1,091
Iraq (Republic of) 6.752% 2023		960	941
Jordan (Hashemite Kingdom of) 4.95% 2025[5]		600	639
Jordan (Hashemite Kingdom of) 5.75% 2027[5]		1,530	1,691
Jordan (Hashemite Kingdom of) 5.75% 2027		200	221
Kazakhstan (Republic of) 5.125% 2025[5]		900	1,066
Kazakhstan (Republic of) 6.50% 2045[5]		800	1,294
Kenya (Republic of) 6.875% 2024[5]		900	988
Kenya (Republic of) 8.25% 2048[5]		2,200	2,526
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR	430	114
Malaysia (Federation of), Series 0418, 4.893% 2038		1,150	338
Pakistan (Islamic Republic of) 8.25% 2024		$500	547
Pakistan (Islamic Republic of) 8.25% 2025[5]		410	453
Pakistan (Islamic Republic of) 6.875% 2027[5]		1,250	1,309
Pakistan (Islamic Republic of) 7.875% 2036		400	415
Panama (Republic of) 3.75% 2026[5]		1,380	1,513
Panama (Republic of) 4.50% 2047		1,155	1,489
Panama (Republic of) 4.50% 2050		400	516
Panama (Republic of) 4.30% 2053		400	510
Paraguay (Republic of) 5.00% 2026[5]		500	588
Paraguay (Republic of) 5.00% 2026		210	247
Paraguay (Republic of) 4.70% 2027[5]		800	938
Paraguay (Republic of) 4.70% 2027		500	586
Paraguay (Republic of) 4.95% 2031		320	388
Peru (Republic of) 6.55% 2037		1,070	1,628
Peru (Republic of) 2.78% 2060		840	849
PETRONAS Capital Ltd. 3.50% 2030[5]		200	230
PETRONAS Capital Ltd. 4.55% 2050[5]		400	536
Philippines (Republic of) 6.375% 2034		820	1,206
Philippines (Republic of) 2.95% 2045		1,220	1,291
PT Indonesia Asahan Aluminium Tbk 6.757% 2048		200	274
Qatar (State of) 4.50% 2028[5]		3,000	3,640
Qatar (State of) 4.50% 2028		1,000	1,213
Romania 2.00% 2032		€1,510	1,940
Romania 5.125% 2048[5]		$1,700	2,180
Russian Federation 4.375% 2029[5]		1,000	1,169
Russian Federation 5.10% 2035		1,200	1,520
Russian Federation 5.25% 2047		1,400	1,943
Senegal (Republic of) 4.75% 2028		€1,100	1,436
Serbia (Republic of) 3.125% 2027		1,020	1,403
South Africa (Republic of) 5.875% 2030		$2,110	2,396
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		250	196
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		1,000	697
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		410	247
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		700	426
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		1,610	934
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		800	462
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[5]		500	289
Tunisia (Republic of) 6.75% 2023		€110	129
Tunisia (Republic of) 5.625% 2024		710	805
Tunisia (Republic of) 5.75% 2025		$875	801
Turkey (Republic of) 6.375% 2025		475	514
Turkey (Republic of) 11.875% 2030		600	877
Turkey (Republic of) 4.875% 2043		1,295	1,137

76	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Turkey (Republic of) 5.75% 2047	$2,205	$2,106
Ukraine 7.75% 2027	2,328	2,648
Ukraine 9.75% 2028	700	863
Ukraine 7.375% 2032	2,180	2,402
United Mexican States 3.90% 2025	320	360
United Mexican States 4.50% 2029	1,070	1,258
United Mexican States 4.75% 2032	870	1,049
United Mexican States 4.75% 2044	1,090	1,300
Venezuela (Bolivarian Republic of) 7.00% 2018[8]	64	6
Venezuela (Bolivarian Republic of) 7.75% 2019[8]	1,149	111
Venezuela (Bolivarian Republic of) 6.00% 2020[8]	950	92
Venezuela (Bolivarian Republic of) 12.75% 2022[8]	85	8
Venezuela (Bolivarian Republic of) 9.00% 2023[8]	1,383	134
Venezuela (Bolivarian Republic of) 8.25% 2024[8]	299	29
Venezuela (Bolivarian Republic of) 7.65% 2025[8]	129	13
Venezuela (Bolivarian Republic of) 11.75% 2026[8]	64	6
Venezuela (Bolivarian Republic of) 9.25% 2027[8]	170	17
Venezuela (Bolivarian Republic of) 9.25% 2028[8]	319	31
Venezuela (Bolivarian Republic of) 11.95% 2031[8]	106	10
Venezuela (Bolivarian Republic of) 7.00% 2038[8]	107	10
		104,902

Corporate bonds, notes & loans 0.36%
Energy 0.10%
Oleoducto Central SA 4.00% 2027[5]	255	277
Petrobras Global Finance Co. 5.60% 2031	575	662
Petrobras Global Finance Co. 6.75% 2050	110	137
Petrobras Global Finance Co. 6.85% 2115	314	392
Petróleos Mexicanos 6.875% 2025[5]	624	685
Petróleos Mexicanos 6.875% 2026	755	826
Petróleos Mexicanos 6.49% 2027	910	962
PTT Exploration and Production PCL 2.587% 2027[5]	320	335
		4,276

Financials 0.08%
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[7]	1,140	1,189
HSBK (Europe) BV 7.25% 2021[5]	665	674
Power Financial Corp Ltd. 5.25% 2028	425	491
Power Financial Corp Ltd. 6.15% 2028	432	527
Power Financial Corp Ltd. 4.50% 2029	273	301
		3,182

Utilities 0.06%
AES Panama Generation Holdings SRL 4.375% 2030[5]	280	303
Empresas Publicas de Medellin ESP 4.25% 2029[5]	665	716
Empresas Publicas de Medellin ESP 4.375% 2031[5]	360	387
State Grid Overseas Investment Ltd. 3.50% 2027[5]	900	1,002
State Grid Overseas Investment Ltd. 4.25% 2028	200	234
		2,642

Industrials 0.05%
DP World Crescent 4.848% 2028[5]	835	973
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[5]	270	340
Mexico City Airport Trust 4.25% 2026	675	716
Mexico City Airport Trust 3.875% 2028	200	207
		2,236

American Funds Insurance Series	77

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.04%
Axiata SPV5 Labuan Ltd. 3.064% 2050	$357	$359
PLDT Inc. 2.50% 2031	210	220
Tencent Holdings Ltd. 3.975% 2029	400	456
Tencent Holdings Ltd. 3.24% 2050[5]	580	601
		1,636

Materials 0.02%
Braskem Idesa SAPI 7.45% 2029	775	728
Braskem Idesa SAPI 7.45% 2029[5]	300	282
		1,010

Consumer discretionary 0.01%
Sands China Ltd. 4.375% 2030[5]	220	246

Total corporate bonds, notes & loans		15,228

Total bonds, notes & other debt instruments (cost: $110,988,000)		120,130

Short-term securities 5.62%	Shares
Money market investments 5.62%
Capital Group Central Cash Fund 0.12%[9,10]	2,244,744	224,497
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[9,11]	14,020,660	14,020

Total short-term securities (cost: $238,510,000)		238,517
Total investment securities 99.52% (cost: $2,579,578,000)		4,222,773
Other assets less liabilities 0.48%		20,380

Net assets 100.00%		$4,243,153

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[12]	Value at 12/31/2020 (000)	[13]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	8	March 2021	$(800)		$(1,251)		$3
30 Year Ultra U.S. Treasury Bond Futures	Long	10	March 2021	1,000		2,136		(13)
								$(10)

Forward currency contracts

						Unrealized
Contract amount						depreciation
Purchases		Sales			Settlement	at 12/31/2020
(000)		(000)		Counterparty	date	(000)
USD	3,404	EUR	2,830	Bank of New York Mellon	1/8/2021	$(54)

78	American Funds Insurance Series

New World Fund (continued)

Investments in affiliates10

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.29%
Money market investments 5.29%
Capital Group Central Cash Fund 0.12%[9]	$238,673	$930,010	$944,104	$40	$(122)	$224,497	$1,220

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,245,296,000, which represented 52.92% of the net assets of the fund. This amount includes $2,245,295,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $18,411,000, which represented .43% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $56,174,000, which represented 1.32% of the net assets of the fund.
[6]	Amount less than one thousand.
[7]	Step bond; coupon rate may change at a later date.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Rate represents the seven-day yield at 12/31/2020.
[10]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[11]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GBP = British pounds

GDR = Global Depositary Receipts

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	79

Blue Chip Income and Growth Fund

Investment portfolio December 31, 2020

Common stocks 97.04%	Shares	Value (000)
Health care 17.33%
Abbott Laboratories	3,362,500	$368,160
Amgen Inc.	1,258,510	289,357
UnitedHealth Group Inc.	593,400	208,093
AbbVie Inc.	1,890,460	202,563
Gilead Sciences, Inc.	3,005,712	175,113
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	99,721
Medtronic PLC	700,000	81,998
Stryker Corp.	296,800	72,728
Humana Inc.	124,700	51,161
Merck & Co., Inc.	500,000	40,900
Zimmer Biomet Holdings, Inc.	225,000	34,670
PerkinElmer, Inc.	210,400	30,192
GlaxoSmithKline PLC (ADR)	148,000	5,446
		1,660,102

Information technology 17.11%
Microsoft Corp.	2,598,300	577,914
Broadcom Inc.	1,007,100	440,959
Mastercard Inc., Class A	613,600	219,018
Apple Inc.	1,600,000	212,304
SS&C Technologies Holdings, Inc.	1,153,800	83,939
Intel Corp.	1,100,000	54,802
Cognizant Technology Solutions Corp., Class A	486,000	39,828
QUALCOMM Inc.	68,000	10,359
		1,639,123

Industrials 13.56%
CSX Corp.	3,255,142	295,404
Raytheon Technologies Corp.	3,935,100	281,399
General Dynamics Corp.	908,000	135,129
Union Pacific Corp.	565,600	117,769
General Electric Co.	9,974,300	107,722
Carrier Global Corp.	2,549,000	96,148
Illinois Tool Works Inc.	450,000	91,746
Airbus Group SE (ADR)[1]	2,639,000	72,097
RELX PLC (ADR)	1,225,000	30,209
Stanley Black & Decker, Inc.	136,000	24,284
Otis Worldwide Corp.	277,500	18,745
L3Harris Technologies, Inc.	85,000	16,067
ManpowerGroup Inc.	131,500	11,859
Rolls-Royce Holdings PLC (ADR)[2]	356,800	564
		1,299,142

Communication services 9.47%
Comcast Corp., Class A	5,789,400	303,364
Facebook, Inc., Class A1	967,600	264,310
Alphabet Inc., Class A1	80,975	141,920
Alphabet Inc., Class C1	3,000	5,256
Netflix, Inc.[1]	201,800	109,119
Omnicom Group Inc.	1,000,000	62,370
Activision Blizzard, Inc.	113,000	10,492
Electronic Arts Inc.	73,000	10,483
		907,314

Energy 9.05%
EOG Resources, Inc.	4,588,100	228,809
Baker Hughes Co., Class A	10,437,000	217,611
Chevron Corp.	1,099,000	92,811
Diamondback Energy, Inc.	1,320,033	63,890
Royal Dutch Shell PLC, Class B (ADR)	1,839,000	61,809
Pioneer Natural Resources Company	486,800	55,442
Concho Resources Inc.	616,100	35,949

80	American Funds Insurance Series

Blue Chip Income and Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Williams Companies, Inc.	1,661,000	$33,303
Canadian Natural Resources, Ltd.	1,230,250	29,587
TC Energy Corp.	600,000	24,432
Schlumberger Ltd.	1,045,400	22,821
		866,464

Consumer staples 8.16%
Philip Morris International Inc.	3,090,600	255,871
Altria Group, Inc.	2,448,000	100,368
British American Tobacco PLC (ADR)	2,630,706	98,625
Constellation Brands, Inc., Class A	408,300	89,438
Coca-Cola Company	1,250,000	68,550
PepsiCo, Inc.	400,000	59,320
Keurig Dr Pepper Inc.	1,746,500	55,888
Lamb Weston Holdings, Inc.	400,000	31,496
Mondelez International, Inc.	384,000	22,452
		782,008

Consumer discretionary 7.63%
General Motors Company	4,485,500	186,776
Royal Caribbean Cruises Ltd.	1,525,200	113,917
McDonald’s Corp.	500,000	107,290
Starbucks Corp.	608,000	65,044
Lowe’s Companies, Inc.	392,000	62,920
Sony Corp. (ADR)	561,000	56,717
Home Depot, Inc.	150,000	39,843
NIKE, Inc., Class B	225,000	31,831
Hasbro, Inc.	315,000	29,465
Williams-Sonoma, Inc.	273,700	27,874
Darden Restaurants, Inc.	76,000	9,053
		730,730

Financials 6.98%
Citigroup Inc.	2,947,300	181,730
JPMorgan Chase & Co.	1,349,300	171,456
American International Group, Inc.	3,230,000	122,288
Discover Financial Services	920,000	83,288
Franklin Resources, Inc.	1,550,000	38,734
Nasdaq, Inc.	260,000	34,512
PNC Financial Services Group, Inc.	125,300	18,670
CME Group Inc., Class A	96,500	17,568
		668,246

Utilities 3.42%
Public Service Enterprise Group Inc.	1,520,000	88,616
Entergy Corp.	812,300	81,100
DTE Energy Company	421,000	51,114
Sempra Energy	331,000	42,173
American Electric Power Company, Inc.	450,000	37,471
NextEra Energy, Inc.	200,000	15,430
E.ON SE (ADR)	1,090,000	12,055
		327,959

Materials 2.58%
Linde PLC	782,200	206,118
Freeport-McMoRan Inc.	1,565,000	40,721
		246,839

American Funds Insurance Series	81

Blue Chip Income and Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate 1.75%
Crown Castle International Corp. REIT	525,000	$83,575
Americold Realty Trust REIT	690,000	25,758
Digital Realty Trust, Inc. REIT	177,500	24,763
Alexandria Real Estate Equities, Inc. REIT	98,500	17,555
Equinix, Inc. REIT	22,400	15,997
		167,648

Total common stocks (cost: $6,473,788,000)		9,295,575

Rights & warrants 0.00%
Financials 0.00%
American International Group, Inc., warrants, expire 2021[1]	1,151,554	138

Total rights & warrants (cost: $17,794,000)		138

Convertible stocks 0.90%
Consumer discretionary 0.70%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	431,213	66,536

Health care 0.20%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	8,921	11,607
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	4,900	7,437
		19,044

Total convertible stocks (cost: $57,918,000)		85,580

Convertible bonds & notes 0.14%	Principal amount (000)
Consumer discretionary 0.14%
Royal Caribbean Cruises Ltd., convertible notes, 2.875% 2023[3]	$11,376	13,651

Total convertible bonds & notes (cost: $11,376,000)		13,651

Short-term securities 1.90%	Shares
Money market investments 1.90%
Capital Group Central Cash Fund 0.12%[4,5]	1,785,145	178,532
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,6]	3,229,762	3,230

Total short-term securities (cost: $181,729,000)		181,762
Total investment securities 99.98% (cost: $6,742,605,000)		9,576,706
Other assets less liabilities 0.02%		2,360

Net assets 100.00%		$9,579,066

Investments in affiliates5

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 1.86%
Money market investments 1.86%
Capital Group Central Cash Fund 0.12%[4]	$312,462	$1,545,068	$1,679,415	$414	$3	$178,532	$2,015

82	American Funds Insurance Series

Blue Chip Income and Growth Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $3,447,000, which represented .04% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,651,000, which represented .14% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 12/31/2020.
[5]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	83

Global Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.88%	Shares	Value (000)
Information technology 18.51%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	4,709,800	$88,457
Broadcom Inc.	155,700	68,173
Apple Inc.	423,960	56,255
Microsoft Corp.	213,200	47,420
ASML Holding NV1	70,000	33,828
Tokyo Electron Ltd.[1]	49,000	18,276
Afterpay Ltd.[1,2]	184,495	16,914
GoDaddy Inc., Class A2	142,000	11,779
Fiserv, Inc.[2]	88,000	10,020
Advanced Micro Devices, Inc.[2]	98,400	9,024
NetEase, Inc.[1]	420,800	8,052
PagSeguro Digital Ltd., Class A2	130,000	7,395
Texas Instruments Inc.	40,000	6,565
Murata Manufacturing Co., Ltd.[1]	67,000	6,034
MediaTek Inc.[1]	194,000	5,181
SAP SE1	34,500	4,534
Atlassian Corp. PLC, Class A2	19,200	4,490
		402,397

Financials 15.82%
Société Générale[1,2]	2,306,018	48,040
Fannie Mae[2]	16,006,000	38,254
Sberbank of Russia PJSC (ADR)[1]	2,177,000	31,383
HDFC Bank Ltd.[1,2]	1,166,577	22,979
Discover Financial Services	249,000	22,542
AIA Group Ltd.[1]	1,590,000	19,585
Toronto-Dominion Bank (CAD denominated)	320,492	18,108
B3 SA - Brasil, Bolsa, Balcao	1,500,000	17,899
UniCredit SpA[1,2]	1,686,696	15,608
DBS Group Holdings Ltd.[1]	805,000	15,226
Macquarie Group Ltd.[1]	142,118	15,186
Ping An Insurance (Group) Company of China, Ltd., Class H1	1,195,000	14,678
CME Group Inc., Class A	70,000	12,744
JPMorgan Chase & Co.	92,000	11,690
The Blackstone Group Inc., Class A	136,700	8,860
HDFC Life Insurance Company Ltd.[1,2]	773,990	7,180
Barclays PLC[1,2]	3,365,000	6,754
Zurich Insurance Group AG1	14,000	5,934
BB Seguridade Participações SA	997,600	5,691
Truist Financial Corp.	116,550	5,586
		343,927

Industrials 11.32%
Airbus SE, non-registered shares[1,2]	607,200	66,700
CCR SA, ordinary nominative	18,355,800	47,602
Lockheed Martin Corp.	66,000	23,429
Safran SA1,2	123,500	17,515
Honeywell International Inc.	71,700	15,251
Illinois Tool Works Inc.	54,000	11,009
Rheinmetall AG1	98,800	10,441
VAT Group AG1	35,200	8,773
Boeing Company	35,500	7,599
CSX Corp.	73,000	6,625
Experian PLC[1]	171,000	6,516
Watsco, Inc.	23,500	5,324
Union Pacific Corp.	24,400	5,081
PACCAR Inc.	58,600	5,056
Aeroflot - Russian Airlines PJSC[1,2]	3,920,000	3,773
Seven Group Holdings Ltd.[1]	180,000	3,244
International Consolidated Airlines Group SA (CDI)[1,2]	1,035,000	2,265
		246,203

84	American Funds Insurance Series

Global Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.11%
Novartis AG1	337,000	$31,830
UnitedHealth Group Inc.	86,300	30,264
Sarepta Therapeutics, Inc.[2]	94,500	16,111
Abbott Laboratories	125,000	13,686
Hikma Pharmaceuticals PLC[1]	340,000	11,712
Allogene Therapeutics, Inc.[2]	461,000	11,636
Centene Corp.[2]	186,000	11,166
HOYA Corp.[1]	76,700	10,602
DexCom, Inc.[2]	23,700	8,762
AstraZeneca PLC[1]	83,000	8,292
CSL Ltd.[1]	35,200	7,691
Eli Lilly and Company	45,000	7,598
Gilead Sciences, Inc.	130,000	7,574
Insulet Corp.[2]	28,300	7,234
CVS Health Corp.	95,000	6,489
Pfizer Inc.	104,000	3,828
Regeneron Pharmaceuticals, Inc.[2]	7,650	3,696
		198,171

Consumer discretionary 9.09%
LVMH Moët Hennessy-Louis Vuitton SE1	74,096	46,298
Flutter Entertainment PLC (EUR denominated)[1]	126,077	25,825
Home Depot, Inc.	81,000	21,515
General Motors Company	400,000	16,656
Alibaba Group Holding Ltd.[1,2]	522,600	15,269
Li Ning Co. Ltd.[1]	1,685,000	11,608
Amazon.com, Inc.[2]	3,005	9,787
Aston Martin Lagonda Global Holdings PLC[1,2]	267,252	7,360
NIKE, Inc., Class B	51,800	7,328
Tesla, Inc.[2]	9,000	6,351
Restaurant Brands International Inc. (CAD denominated)	103,600	6,335
Gentex Corp.	166,000	5,632
Naspers Ltd., Class N1	27,000	5,526
Melco Resorts & Entertainment Ltd. (ADR)	297,000	5,509
lululemon athletica inc.[2]	9,800	3,411
Strategic Education, Inc.	34,000	3,241
		197,651

Communication services 7.63%
Alphabet Inc., Class A2	21,800	38,208
Alphabet Inc., Class C2	7,000	12,263
Comcast Corp., Class A	546,000	28,610
Facebook, Inc., Class A2	65,000	17,755
Warner Music Group Corp., Class A	419,376	15,932
Walt Disney Company[2]	67,000	12,139
Activision Blizzard, Inc.	101,000	9,378
SoftBank Corp.[1]	663,800	8,322
New York Times Co., Class A	160,000	8,283
Tencent Holdings Ltd.[1]	100,000	7,307
Koninklijke KPN NV1	1,528,000	4,633
Netflix, Inc.[2]	5,500	2,974
		165,804

Utilities 6.03%
Ørsted AS1	189,456	38,748
Enel SpA[1]	3,539,000	35,738
Dominion Energy, Inc.	150,000	11,280
E.ON SE1	1,015,000	11,241
China Resources Gas Group Ltd.[1]	1,778,000	9,457
National Grid PLC[1]	750,000	8,933

American Funds Insurance Series	85

Global Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Brookfield Infrastructure Partners LP	170,000	$8,411
American Electric Power Company, Inc.	72,700	6,054
Brookfield Infrastructure Corp., Class A, subordinate voting shares	18,888	1,368
		131,230

Materials 5.75%
Vale SA, ordinary nominative	1,409,600	23,732
Vale SA, ordinary nominative (ADR)	385,600	6,463
BHP Group PLC[1]	870,000	22,928
Koninklijke DSM NV1	96,800	16,675
Fortescue Metals Group Ltd.[1]	915,000	16,544
Evonik Industries AG1	375,000	12,217
Shin-Etsu Chemical Co., Ltd.[1]	63,000	11,029
Eastman Chemical Company	68,000	6,819
Air Products and Chemicals, Inc.	18,700	5,109
Lynas Rare Earths Ltd.[1,2]	1,180,000	3,624
		125,140

Energy 4.63%
Reliance Industries Ltd.[1]	1,606,099	43,752
Reliance Industries Ltd., interim shares[1]	107,073	1,642
Canadian Natural Resources, Ltd. (CAD denominated)	904,000	21,725
EOG Resources, Inc.	350,000	17,454
Gazprom PJSC (ADR)[1]	2,141,000	11,902
Total SE1,3	95,600	4,124
		100,599

Consumer staples 4.47%
Nestlé SA1	298,275	35,116
Keurig Dr Pepper Inc.	405,000	12,960
ITC Ltd.[1]	3,410,972	9,769
British American Tobacco PLC[1]	252,000	9,373
Pernod Ricard SA1	35,000	6,709
Philip Morris International Inc.	80,000	6,623
Altria Group, Inc.	145,000	5,945
Mondelez International, Inc.	72,000	4,210
Reckitt Benckiser Group PLC[1]	42,000	3,756
Beyond Meat, Inc.[2,3]	21,500	2,688
		97,149

Real estate 2.52%
Mindspace Business Parks REIT[1,2]	2,124,800	9,308
Mindspace Business Parks REIT[1,2,4]	1,309,000	5,619
Alexandria Real Estate Equities, Inc. REIT	75,000	13,367
Prologis, Inc. REIT	90,000	8,969
Iron Mountain Inc. REIT	219,200	6,462
Longfor Group Holdings Ltd.[1]	1,025,000	6,020
CIFI Holdings (Group) Co. Ltd.[1]	5,910,000	5,011
		54,756

Total common stocks (cost: $1,313,317,000)		2,063,027

Bonds, notes & other debt instruments 1.58%	Principal amount (000)
Corporate bonds, notes & loans 1.58%
Communication services 1.58%
Sprint Corp. 7.25% 2021	$33,000	34,378

Total bonds, notes & other debt instruments (cost: $32,569,000)		34,378

86	American Funds Insurance Series

Global Growth and Income Fund (continued)

Short-term securities 3.35%	Shares	Value (000)
Money market investments 3.35%
Capital Group Central Cash Fund 0.12%[5,6]	664,822	$66,489
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	6,440,115	6,440

Total short-term securities (cost: $72,921,000)		72,929
Total investment securities 99.81% (cost: $1,418,807,000)		2,170,334
Other assets less liabilities 0.19%		4,116

Net assets 100.00%		$2,174,450

Investments in affiliates6

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 0.12%[5]	$28,561	$583,471	$545,530	$51	$(64)	$66,489	$578

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,044,566,000, which represented 48.04% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $6,890,000, which represented .32% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,619,000, which represented .26% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

See notes to financial statements.

American Funds Insurance Series	87

Growth-Income Fund

Investment portfolio December 31, 2020

Common stocks 96.33%	Shares	Value (000)
Information technology 19.97%
Microsoft Corp.	10,689,658	$2,377,594
Broadcom Inc.	2,735,734	1,197,841
Mastercard Inc., Class A	1,692,300	604,049
Accenture PLC, Class A	991,200	258,911
Intel Corp.	4,856,300	241,941
Visa Inc., Class A	1,093,800	239,247
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	10,147,000	190,576
Adobe Inc.[2]	360,100	180,093
Apple Inc.	1,220,400	161,935
Autodesk, Inc.[2]	530,000	161,830
ServiceNow, Inc.[2]	280,100	154,175
QUALCOMM Inc.	1,007,952	153,551
Automatic Data Processing, Inc.	845,000	148,889
ASML Holding NV (New York registered) (ADR)	147,800	72,085
ASML Holding NV1	140,000	67,657
Ceridian HCM Holding Inc.[2]	1,240,574	132,196
StoneCo Ltd., Class A2	1,285,500	107,879
Global Payments Inc.	498,100	107,301
CDK Global, Inc.	2,042,800	105,878
Cognizant Technology Solutions Corp., Class A	1,219,000	99,897
Samsung Electronics Co., Ltd.[1]	1,110,000	82,958
MKS Instruments, Inc.	481,000	72,366
Fidelity National Information Services, Inc.	504,200	71,324
Euronet Worldwide, Inc.[2]	491,600	71,243
PayPal Holdings, Inc.[2]	298,500	69,909
Concentrix Corp.[2]	641,935	63,359
Fiserv, Inc.[2]	536,700	61,109
Atlassian Corp. PLC, Class A2	247,800	57,953
NetApp, Inc.	873,100	57,834
Micron Technology, Inc.[2]	760,600	57,182
Amphenol Corp., Class A	386,000	50,477
FleetCor Technologies, Inc.[2]	167,000	45,563
SAP SE1	239,500	31,472
Applied Materials, Inc.	337,400	29,118
Trimble Inc.[2]	413,300	27,596
Teradata Corp.[2]	1,056,057	23,730
Vontier Corp.[2]	434,000	14,496
VeriSign, Inc.[2]	61,000	13,200
GoDaddy Inc., Class A2	143,400	11,895
Analog Devices, Inc.	75,000	11,080
		7,687,389

Communication services 15.48%
Facebook, Inc., Class A2	7,410,800	2,024,334
Alphabet Inc., Class C2	336,784	590,005
Alphabet Inc., Class A2	308,780	541,180
Netflix, Inc.[2]	1,952,025	1,055,518
Comcast Corp., Class A	15,095,800	791,020
Charter Communications, Inc., Class A2	443,970	293,708
Electronic Arts Inc.	1,168,000	167,725
Verizon Communications Inc.	2,665,513	156,599
ViacomCBS Inc., Class B	2,666,983	99,372
Tencent Holdings Ltd.[1]	1,295,500	94,659
Cable One, Inc.	33,300	74,183
Vodafone Group PLC[1]	20,000,000	32,913
Activision Blizzard, Inc.	262,939	24,414
Fox Corp., Class A	473,666	13,793
		5,959,423

88	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 14.22%
UnitedHealth Group Inc.	2,609,900	$915,240
Abbott Laboratories	6,645,169	727,580
Gilead Sciences, Inc.	9,502,600	553,621
Amgen Inc.	1,909,500	439,032
Merck & Co., Inc.	3,038,880	248,580
Thermo Fisher Scientific Inc.	392,000	182,586
AstraZeneca PLC[1]	1,451,800	145,048
AstraZeneca PLC (ADR)	721,200	36,053
Seagen Inc.[2]	871,319	152,603
Daiichi Sankyo Company, Ltd.[1]	4,176,000	143,155
AbbVie Inc.	1,296,036	138,870
PRA Health Sciences, Inc.[2]	1,023,500	128,388
Royalty Pharma PLC, Class A	2,557,706	128,013
Novo Nordisk A/S, Class B1	1,611,056	112,686
Chugai Pharmaceutical Co., Ltd.[1]	2,105,700	112,421
Anthem, Inc.	342,000	109,813
GlaxoSmithKline PLC[1]	5,827,300	106,774
Eli Lilly and Company	625,800	105,660
Medtronic PLC	860,000	100,740
Novartis AG1	1,066,059	100,690
PerkinElmer, Inc.	596,500	85,598
Baxter International Inc.	995,800	79,903
Allakos Inc.[2]	511,000	71,540
Ultragenyx Pharmaceutical Inc.[2]	508,100	70,336
Galapagos NV1,2	268,105	26,381
Galapagos NV (ADR)[2,3]	209,697	20,756
Zimmer Biomet Holdings, Inc.	305,670	47,101
Vertex Pharmaceuticals Inc.[2]	192,000	45,377
Incyte Corp.[2]	473,200	41,159
NovoCure Ltd.[2]	193,600	33,501
Roche Holding AG, nonvoting, non-registered shares[1]	93,081	32,477
Allogene Therapeutics, Inc.[2]	1,258,500	31,764
Edwards Lifesciences Corp.[2]	330,750	30,174
AmerisourceBergen Corp.	283,400	27,705
Humana Inc.	65,300	26,791
Stryker Corp.	106,535	26,105
Biohaven Pharmaceutical Holding Co. Ltd.[2]	259,600	22,250
Karuna Therapeutics, Inc.[2]	215,600	21,903
Cigna Corp.	59,413	12,369
GoodRx Holdings, Inc., Class A2	243,100	9,807
Cortexyme, Inc.[2]	258,690	7,186
Vir Biotechnology, Inc.[2,3]	258,400	6,920
Bluebird Bio, Inc.[2]	109,400	4,734
Agios Pharmaceuticals, Inc.[2]	89,350	3,871
		5,473,261

Financials 10.23%
JPMorgan Chase & Co.	4,105,630	521,702
Intercontinental Exchange, Inc.	3,183,555	367,032
CME Group Inc., Class A	1,779,800	324,013
Aon PLC, Class A	1,214,800	256,651
Marsh & McLennan Companies, Inc.	2,162,201	252,978
PNC Financial Services Group, Inc.	1,587,422	236,526
State Street Corp.	3,126,915	227,577
Nasdaq, Inc.	1,609,900	213,698
Chubb Ltd.	1,239,153	190,730
Moody’s Corp.	640,058	185,770
BlackRock, Inc.	180,700	130,382
Travelers Companies, Inc.	906,955	127,309
S&P Global Inc.	342,408	112,560
Bank of New York Mellon Corp.	2,299,000	97,570
American International Group, Inc.	2,572,000	97,376

American Funds Insurance Series	89

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
KeyCorp	4,886,953	$80,195
Arthur J. Gallagher & Co.	617,000	76,329
Power Corp. of Canada, subordinate voting shares[3]	2,625,000	60,279
B3 SA - Brasil, Bolsa, Balcao	5,032,000	60,045
London Stock Exchange Group PLC[1]	424,000	52,264
Citizens Financial Group, Inc.	1,457,453	52,119
Charles Schwab Corp.	879,000	46,622
Discover Financial Services	478,900	43,355
Truist Financial Corp.	870,732	41,734
Wells Fargo & Company	1,222,300	36,889
Bank of America Corp.	914,300	27,712
UBS Group AG1	1,343,666	18,793
		3,938,210

Industrials 9.50%
CSX Corp.	3,114,900	282,677
Woodward, Inc.	2,204,500	267,913
Carrier Global Corp.	6,668,375	251,531
Norfolk Southern Corp.	946,977	225,011
Northrop Grumman Corp.	733,200	223,421
BWX Technologies, Inc.	3,080,911	185,717
TransDigm Group Inc.[2]	295,700	182,994
Airbus SE, non-registered shares[1,2]	1,617,590	177,691
Raytheon Technologies Corp.	2,349,100	167,984
Union Pacific Corp.	746,200	155,374
Meggitt PLC[1,2]	24,131,952	154,177
Equifax Inc.	777,300	149,895
Waste Connections, Inc.	1,042,100	106,888
Lockheed Martin Corp.	294,900	104,684
Westinghouse Air Brake Technologies Corp.	1,422,942	104,159
Air Lease Corp., Class A	2,097,300	93,162
Waste Management, Inc.	767,700	90,535
L3Harris Technologies, Inc.	443,000	83,736
Old Dominion Freight Line, Inc.	405,000	79,048
Fortive Corp.	1,085,000	76,840
Safran SA1,2	539,713	76,542
General Electric Co.	7,022,250	75,840
General Dynamics Corp.	482,600	71,821
Ryanair Holdings PLC (ADR)[2]	445,550	49,002
Ryanair Holdings PLC[1,2]	611,907	12,189
Middleby Corp.[2]	441,000	56,854
Otis Worldwide Corp.	555,100	37,497
Fastenal Co.	635,000	31,007
ManpowerGroup Inc.	252,000	22,725
Cummins Inc.	100,000	22,710
Caterpillar Inc.	101,600	18,493
Nielsen Holdings PLC	856,400	17,873
		3,655,990

Consumer discretionary 8.11%
Amazon.com, Inc.[2]	346,130	1,127,321
General Motors Company	7,736,000	322,127
Wyndham Hotels & Resorts, Inc.	3,198,334	190,109
Home Depot, Inc.	623,900	165,720
Royal Caribbean Cruises Ltd.	2,084,381	155,683
Burlington Stores, Inc.[2]	555,458	145,280
Thor Industries, Inc.	1,289,600	119,920
MercadoLibre, Inc.[2]	70,000	117,265
Lowe’s Companies, Inc.	666,000	106,900
Booking Holdings Inc.[2]	47,600	106,018
Flutter Entertainment PLC (GBP denominated)[1]	387,005	80,125
Chipotle Mexican Grill, Inc.[2]	53,110	73,648

90	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Darden Restaurants, Inc.	600,000	$71,472
D.R. Horton, Inc.	913,000	62,924
Hasbro, Inc.	600,000	56,124
Wynn Resorts, Ltd.	490,966	55,396
Kering SA1	62,207	45,224
Marriott International, Inc., Class A	250,500	33,046
Aptiv PLC	233,000	30,358
Hilton Worldwide Holdings Inc.	197,720	21,998
YUM! Brands, Inc.	196,630	21,346
Airbnb, Inc., Class A2	99,500	14,607
		3,122,611

Consumer staples 5.06%
Keurig Dr Pepper Inc.	10,220,935	327,070
British American Tobacco PLC[1]	8,704,673	323,770
Philip Morris International Inc.	3,549,640	293,875
Costco Wholesale Corp.	459,800	173,243
Nestlé SA1	1,227,796	144,547
Lamb Weston Holdings, Inc.	1,506,566	118,627
Carlsberg A/S, Class B1	720,474	115,505
Reckitt Benckiser Group PLC[1]	1,275,000	114,030
Mondelez International, Inc.	1,676,300	98,013
Clorox Co.	255,000	51,490
Herbalife Nutrition Ltd.[2]	849,000	40,795
Church & Dwight Co., Inc.	424,500	37,029
General Mills, Inc.	428,800	25,213
Pernod Ricard SA1	117,200	22,466
Constellation Brands, Inc., Class A	100,700	22,058
Anheuser-Busch InBev SA/NV1	281,571	19,677
Kraft Heinz Company	567,200	19,659
		1,947,067

Materials 4.89%
Celanese Corp.	2,593,233	336,965
LyondellBasell Industries NV	2,453,100	224,851
Vale SA, ordinary nominative (ADR)	9,206,039	154,293
Vale SA, ordinary nominative	3,404,848	57,325
Linde PLC	774,300	204,036
Dow Inc.	2,859,700	158,713
Sherwin-Williams Company	162,500	119,423
International Flavors & Fragrances Inc.[3]	1,075,000	117,003
Freeport-McMoRan Inc.	4,073,000	105,980
Air Products and Chemicals, Inc.	312,100	85,272
Rio Tinto PLC[1]	1,020,655	76,369
Barrick Gold Corp.	2,373,000	54,057
Mosaic Co.	2,333,266	53,688
PPG Industries, Inc.	295,550	42,624
Centerra Gold Inc.	2,917,909	33,789
DuPont de Nemours Inc.	459,700	32,689
Asahi Kasei Corp.[1]	2,392,300	24,606
		1,881,683

Energy 3.42%
Canadian Natural Resources, Ltd. (CAD denominated)	10,768,800	258,793
Chevron Corp.	2,670,200	225,498
Enbridge Inc. (CAD denominated)	5,382,362	172,139
EOG Resources, Inc.	3,255,400	162,347
Baker Hughes Co., Class A	5,510,024	114,884
ConocoPhillips	2,307,010	92,257
Equitrans Midstream Corp.	8,547,400	68,721
Schlumberger Ltd.	2,727,900	59,550
Royal Dutch Shell PLC, Class B (ADR)	1,622,300	54,525

American Funds Insurance Series	91

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Royal Dutch Shell PLC, Class A (ADR)	13,204	$464
TC Energy Corp. (CAD denominated)[3]	1,168,019	47,486
Concho Resources Inc.	653,000	38,103
Exxon Mobil Corp.	500,000	20,610
Tullow Oil PLC[1,2]	3,674,051	1,473
Weatherford International[2]	128,424	771
		1,317,621

Utilities 2.89%
Edison International	2,916,721	183,228
CenterPoint Energy, Inc.	6,548,899	141,718
Enel SpA[1]	13,587,341	137,210
AES Corp.	5,203,200	122,275
Sempra Energy	750,000	95,557
American Electric Power Company, Inc.	1,036,600	86,318
Exelon Corp.	1,576,100	66,543
Endesa, SA1	2,286,838	62,703
PG&E Corp.[2]	4,171,900	51,982
CMS Energy Corp.	692,700	42,262
Public Service Enterprise Group Inc.	686,500	40,023
Xcel Energy Inc.	423,300	28,221
Entergy Corp.	274,900	27,446
DTE Energy Company	125,900	15,286
E.ON SE1	937,841	10,387
		1,111,159

Real estate 2.56%
Equinix, Inc. REIT	541,418	386,670
Crown Castle International Corp. REIT	1,561,966	248,649
MGM Growth Properties LLC REIT, Class A	3,346,000	104,730
American Tower Corp. REIT	421,300	94,565
Digital Realty Trust, Inc. REIT	645,000	89,984
SBA Communications Corp. REIT	210,000	59,247
		983,845

Total common stocks (cost: $22,668,560,000)		37,078,259

Convertible stocks 0.81%
Health care 0.47%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	80,972	105,353
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	50,000	75,882
		181,235

Information technology 0.33%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	88,400	125,746

Industrials 0.01%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	35,448	3,965

Consumer discretionary 0.00%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	675	104

Total convertible stocks (cost: $234,248,000)		311,050

92	American Funds Insurance Series

Growth-Income Fund (continued)

Bonds, notes & other debt instruments 0.12%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 0.12%
Consumer discretionary 0.09%
Carnival Corp. 11.50% 2023[4]	$27,790	$32,174
General Motors Financial Co. 4.30% 2025	160	180
General Motors Financial Co. 5.25% 2026	827	976
		33,330

Energy 0.02%
Weatherford International PLC 8.75% 2024[4]	1,983	1,990
Weatherford International PLC 11.00% 2024[4]	5,280	4,132
		6,122

Industrials 0.01%
Boeing Company 4.875% 2025	4,706	5,367

Total corporate bonds, notes & loans		44,819

Total bonds, notes & other debt instruments (cost: $40,235,000)		44,819

Short-term securities 3.06%	Shares
Money market investments 3.06%
Capital Group Central Cash Fund 0.12%[5,6]	10,056,640	1,005,764
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	174,462,623	174,463
		1,180,227

Total short-term securities (cost: $1,180,023,000)		1,180,227
Total investment securities 100.32% (cost: $24,123,066,000)		38,614,355
Other assets less liabilities (0.32)%		(122,820)

Net assets 100.00%		$38,491,535

Investments in affiliates[6]
	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized depreciation (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.00%
Industrials 0.00%
BWX Technologies, Inc.[8]	$336,143	$16,890	$138,597	$(18,623)	$(10,096)	$—	$3,020
Short-term securities 2.61%
Money market investments 2.61%
Capital Group Central Cash Fund 0.12%[5]	1,940,600	5,169,467	6,103,677	262	(888)	1,005,764	9,905
Total 2.61%				$(18,361)	$(10,984)	$1,005,764	$12,925

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,949,615,000, which represented 7.66% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $188,806,000, which represented .49% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $38,296,000, which represented .10% of the net assets of the fund.
[5]	Rate represents the seven-day yield at 12/31/2020.
[6]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Unaffiliated issuer at 12/31/2020.

American Funds Insurance Series	93

Growth-Income Fund (continued)

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

94	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2020

Common stocks 94.17%	Shares	Value (000)
Financials 17.86%
HDFC Bank Ltd.[1,2]	2,457,600	$48,410
AIA Group Ltd.[1]	2,338,600	28,806
ING Groep NV1,2	2,789,300	26,424
Zurich Insurance Group AG1	54,100	22,930
DNB ASA[1,2]	825,000	16,243
B3 SA - Brasil, Bolsa, Balcao	1,302,000	15,536
Sberbank of Russia PJSC (ADR)[1]	999,000	14,402
IndusInd Bank Ltd.[1,2]	1,105,000	13,577
Moscow Exchange MICEX-RTS PJSC[1]	5,665,000	12,224
DBS Group Holdings Ltd.[1]	558,000	10,555
Banco Santander, SA1,2	3,393,521	10,536
Haci Ömer Sabanci Holding AS1	6,520,900	10,063
Aegon NV1	2,483,308	9,917
Ping An Insurance (Group) Company of China, Ltd., Class H1	690,500	8,481
PICC Property and Casualty Co. Ltd., Class H1	7,905,000	5,989
Great-West Lifeco Inc. (CAD denominated)	248,102	5,916
		260,009

Industrials 12.94%
Shanghai International Airport Co., Ltd., Class A1	3,091,967	35,788
Airbus SE, non-registered shares[1,2]	246,912	27,123
Ryanair Holdings PLC (ADR)[2]	179,000	19,686
Singapore Technologies Engineering Ltd[1]	5,270,000	15,216
SAAB AB, Class B1,2	510,000	14,838
Recruit Holdings Co., Ltd.[1]	319,900	13,418
Komatsu Ltd.[1]	445,000	12,194
Alliance Global Group, Inc.[1]	54,617,900	12,062
Airports of Thailand PCL, foreign registered[1]	5,250,000	10,824
GT Capital Holdings, Inc.[1]	797,142	9,715
Aena SME, SA, non-registered shares[1,2]	52,450	9,159
LIXIL Corp.[1]	385,000	8,362
		188,385

Communication services 12.10%
SoftBank Corp.[1]	4,691,700	58,818
SoftBank Group Corp.[1]	580,800	45,486
Yandex NV, Class A2	470,000	32,702
Tencent Holdings Ltd.[1]	297,700	21,752
Rightmove PLC[1,2]	1,290,000	11,488
Bilibili Inc., Class Z (ADR)[2,3]	69,200	5,932
		176,178

Consumer discretionary 11.91%
LVMH Moët Hennessy-Louis Vuitton SE1	48,000	29,992
Sony Corp.[1]	265,900	26,734
Taylor Wimpey PLC[1,2]	10,317,400	23,457
Kering SA1	29,000	21,083
Naspers Ltd., Class N1	95,400	19,526
Flutter Entertainment PLC (GBP denominated)[1]	73,000	15,114
Alibaba Group Holding Ltd.[1,2]	442,500	12,929
Galaxy Entertainment Group Ltd.[1]	1,345,000	10,461
Entain PLC[1,2]	494,100	7,670
Prosus NV1	59,100	6,357
		173,323

Health care 9.62%
Daiichi Sankyo Company, Ltd.[1]	1,359,000	46,587
Aier Eye Hospital Group Co., Ltd., Class A1	1,937,655	22,193
Fresenius SE & Co. KGaA[1]	283,701	13,109
Chugai Pharmaceutical Co., Ltd.[1]	228,900	12,221
HOYA Corp.[1]	85,000	11,750
Novartis AG1	113,564	10,726

American Funds Insurance Series	95

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
GlaxoSmithKline PLC[1]	386,500	$7,082
Richter Gedeon Nyrt.[1]	265,232	6,656
Teva Pharmaceutical Industries Ltd. (ADR)[2]	662,000	6,388
Alcon Inc.[1,2]	48,672	3,249
NMC Health PLC[1,2,4]	304,610	4
		139,965

Materials 6.96%
Vale SA, ordinary nominative	1,712,500	28,832
Vale SA, ordinary nominative (ADR)	424,300	7,111
Rio Tinto PLC[1]	379,300	28,381
Linde PLC	53,000	13,966
Air Liquide SA, non-registered shares[1]	79,200	12,999
Akzo Nobel NV1	93,955	10,092
		101,381

Consumer staples 6.72%
Imperial Brands PLC[1]	2,228,016	46,814
Treasury Wine Estates Ltd.[1]	2,607,742	18,916
Philip Morris International Inc.	140,000	11,591
British American Tobacco PLC[1]	216,802	8,064
Pernod Ricard SA1	39,400	7,553
Kirin Holdings Company, Ltd.[1]	209,500	4,946
		97,884

Information technology 5.36%
ASML Holding NV1	47,800	23,100
Nice Ltd. (ADR)[2]	73,400	20,812
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	1,010,000	18,969
SUMCO Corp.[1]	692,000	15,193
		78,074

Utilities 5.20%
E.ON SE1	2,453,000	27,167
ENN Energy Holdings Ltd.[1]	1,358,000	19,933
Ørsted AS1	63,707	13,030
Iberdrola, SA, non-registered shares[1]	623,669	8,919
SSE PLC[1]	325,350	6,706
		75,755

Energy 2.84%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	792,000	14,061
Royal Dutch Shell PLC, Class B1	482,000	8,304
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	6,549
Canadian Natural Resources, Ltd.	92,000	2,212
Cenovus Energy Inc.	935,000	5,692
Total SE1,3	104,750	4,519
		41,337

Real estate 2.66%
CK Asset Holdings Ltd.[1]	2,626,000	13,507
China Resources Mixc Lifestyle Services Ltd.[1,2]	2,193,461	10,171
Sun Hung Kai Properties Ltd.[1]	747,000	9,644
China Resources Land Ltd.[1]	1,308,000	5,420
		38,742

Total common stocks (cost: $998,798,000)		1,371,033

96	American Funds Insurance Series

International Growth and Income Fund (continued)

Preferred securities 1.67%	Shares		Value (000)
Energy 1.67%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)		1,182,200	$13,075
Petróleo Brasileiro SA (Petrobras), preferred nominative		2,062,500	11,253
			24,328

Total preferred securities (cost: $16,583,000)			24,328

Rights & warrants 1.05%
Health care 1.05%
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,5]		958,500	10,978
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 2021[1,2,5]		382,799	4,319

Total rights & warrants (cost: $8,134,000)			15,297

Bonds, notes & other debt instruments 0.61%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.34%
Brazil (Federative Republic of) 10.00% 2025	BRL	22,000	4,900

Corporate bonds, notes & loans 0.27%
Health care 0.27%
Teva Pharmaceutical Finance Co. BV 3.15% 2026		$1,060	1,021
Teva Pharmaceutical Finance Co. BV 4.10% 2046		1,160	1,035
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]		1,865	1,924
			3,980

Total bonds, notes & other debt instruments (cost: $9,565,000)			8,880

Short-term securities 2.62%		Shares
Money market investments 2.62%
Capital Group Central Cash Fund 0.12%[6,7]		317,516	31,755
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]		6,385,194	6,385

Total short-term securities (cost: $38,133,000)			38,140
Total investment securities 100.12% (cost: $1,071,213,000)			1,457,678
Other assets less liabilities (0.12)%			(1,795)

Net assets 100.00%			$1,455,883

Investments in affiliates[7]
	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 2.18%
Money market investments 2.18%
Capital Group Central Cash Fund 0.12%[6]	$128,026	$424,730	$520,991	$29	$(39)	$31,755	$543

American Funds Insurance Series	97

International Growth and Income Fund (continued)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,203,405,000, which represented 82.66% of the net assets of the fund. This amount includes $1,203,401,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $6,820,000, which represented .47% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,221,000, which represented 1.18% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2020.
[7]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

GBP = British pounds

See notes to financial statements.

98	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2020

Common stocks 73.08%	Shares	Value (000)
Financials 13.08%
Zurich Insurance Group AG1	31,951	$13,542
JPMorgan Chase & Co.	93,281	11,853
Toronto-Dominion Bank (CAD denominated)	177,227	10,014
Münchener Rückversicherungs-Gesellschaft AG1	32,434	9,606
Ping An Insurance (Group) Company of China, Ltd., Class H1	519,000	6,375
Ping An Insurance (Group) Company of China, Ltd., Class A1	67,300	895
Truist Financial Corp.	146,476	7,021
CME Group Inc., Class A	37,418	6,812
Hong Kong Exchanges and Clearing Ltd.[1]	107,600	5,918
PNC Financial Services Group, Inc.	38,822	5,784
DBS Group Holdings Ltd.[1]	258,926	4,898
Power Corp. of Canada, subordinate voting shares	200,855	4,612
Principal Financial Group, Inc.	89,574	4,444
Great-West Lifeco Inc. (CAD denominated)	179,325	4,276
State Street Corp.	56,582	4,118
Citizens Financial Group, Inc.	99,875	3,572
American International Group, Inc.	78,458	2,970
Kaspi.kz JSC[1,2,3]	42,503	2,855
Kaspi.kz JSC (GDR)[1,2]	528	35
Royal Bank of Canada	34,719	2,853
China Pacific Insurance (Group) Co., Ltd., Class H1	672,000	2,639
KeyCorp	159,523	2,618
Citigroup Inc.	34,320	2,116
East West Bancorp, Inc.	41,043	2,081
Moscow Exchange MICEX-RTS PJSC[1]	879,942	1,899
Travelers Companies, Inc.	13,301	1,867
Sberbank of Russia PJSC (ADR)[1]	124,715	1,798
DNB ASA[1,2]	89,834	1,769
AIA Group Ltd.[1]	109,200	1,345
U.S. Bancorp	27,892	1,300
National Bank of Canada (Canada)	21,800	1,227
BOC Hong Kong (Holdings) Ltd.[1]	401,500	1,220
BNP Paribas SA1,2	21,885	1,154
Tryg A/S1	32,699	1,031
Franklin Resources, Inc.	36,936	923
PICC Property and Casualty Co. Ltd., Class H1	1,170,000	887
Everest Re Group, Ltd.	3,444	806
Banco Santander, SA1,2	256,104	795
Banca Mediolanum SpA[1,2]	79,459	688
B3 SA - Brasil, Bolsa, Balcao	51,891	619
Marsh & McLennan Companies, Inc.	5,080	594
China Merchants Bank Co., Ltd., Class H1	92,000	584
Euronext NV1	3,260	359
Wells Fargo & Company	9,632	291
The Blackstone Group Inc., Class A	2,897	188
UBS Group AG1	12,103	169
TISCO Financial Group PCL, foreign registered[1]	31,200	93
		143,513

Information technology 9.11%
Broadcom Inc.	85,538	37,453
Microsoft Corp.	80,505	17,906
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	710,800	13,350
Vanguard International Semiconductor Corp.[1]	1,036,700	4,296
International Business Machines Corp.	29,876	3,761
Intel Corp.	70,500	3,512
NetApp, Inc.	51,604	3,418
Globalwafers Co., Ltd.[1]	111,000	2,809
Paychex, Inc.	30,081	2,803
Western Union Company	127,630	2,800
QUALCOMM Inc.	14,936	2,275
KLA Corp.	8,387	2,172

American Funds Insurance Series	99

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Apple Inc.	11,238	$1,491
Texas Instruments Inc.	6,003	985
Tokyo Electron Ltd.[1]	2,300	858
		99,889

Consumer staples 9.03%
Philip Morris International Inc.	310,514	25,706
British American Tobacco PLC[1]	439,883	16,361
Coca-Cola Company	141,409	7,755
Altria Group, Inc.	157,834	6,471
General Mills, Inc.	103,684	6,097
Nestlé SA1	49,230	5,796
Unilever PLC[1]	77,436	4,661
Imperial Brands PLC[1]	204,285	4,292
Carlsberg A/S, Class B1	25,128	4,029
Danone SA1	48,065	3,159
Kraft Heinz Company	54,961	1,905
Anheuser-Busch InBev SA/NV1	25,927	1,812
ITC Ltd.[1]	581,859	1,667
Kirin Holdings Company, Ltd.[1]	63,700	1,504
Kimberly-Clark Corp.	10,979	1,480
Keurig Dr Pepper Inc.	43,352	1,387
Japan Tobacco Inc.[1,4]	62,300	1,270
Reckitt Benckiser Group PLC[1]	14,019	1,254
Vector Group Ltd.	102,492	1,194
Procter & Gamble Company	4,639	645
PepsiCo, Inc.	3,593	533
Treasury Wine Estates Ltd.[1]	13,106	95
Convenience Retail Asia Ltd.[1]	510,000	39
		99,112

Health care 8.92%
AbbVie Inc.	195,093	20,904
Amgen Inc.	79,926	18,377
GlaxoSmithKline PLC[1]	894,600	16,392
Gilead Sciences, Inc.	263,841	15,371
Novartis AG1	111,820	10,561
Merck & Co., Inc.	52,966	4,333
AstraZeneca PLC[1]	36,532	3,650
Roche Holding AG, nonvoting, non-registered shares[1]	7,659	2,672
Abbott Laboratories	23,690	2,594
Royalty Pharma PLC, Class A	33,980	1,701
Eli Lilly and Company	5,814	982
UnitedHealth Group Inc.	811	284
		97,821

Utilities 8.26%
E.ON SE1	1,163,311	12,884
Iberdrola, SA, non-registered shares[1]	883,550	12,636
Dominion Energy, Inc.	125,783	9,459
Enel SpA[1]	707,229	7,142
Duke Energy Corp.	75,190	6,884
DTE Energy Company	55,834	6,779
National Grid PLC[1]	527,889	6,287
SSE PLC[1]	182,254	3,756
Southern Co.	56,300	3,459
Consolidated Edison, Inc.	42,140	3,045
Exelon Corp.	58,099	2,453
Naturgy Energy Group, SA1	95,933	2,239
Power Grid Corp. of India Ltd.[1]	707,310	1,844
EDP - Energias de Portugal, SA1	237,733	1,498
Endesa, SA1	54,319	1,489

100	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Public Service Enterprise Group Inc.	21,289	$1,241
AES Corp.	51,108	1,201
Infratil Ltd.[1]	177,514	932
Centrica PLC[1,2]	1,385,547	884
China Gas Holdings Ltd.[1]	218,200	870
Power Assets Holdings Ltd.[1]	134,500	730
Engie SA1,2	43,725	670
Sempra Energy	3,323	423
Ratch Group PCL, foreign registered[1]	239,000	421
Keppel Infrastructure Trust[1]	1,021,236	421
CLP Holdings Ltd.[1]	44,000	407
Guangdong Investment Ltd.[1]	222,000	401
NextEra Energy, Inc.	1,367	106
		90,561

Real estate 5.64%
Crown Castle International Corp. REIT	124,703	19,851
Digital Realty Trust, Inc. REIT	62,741	8,753
Link Real Estate Investment Trust REIT[1]	528,018	4,811
VICI Properties Inc. REIT	180,807	4,611
CK Asset Holdings Ltd.[1]	683,000	3,513
Gaming and Leisure Properties, Inc. REIT	82,780	3,510
Federal Realty Investment Trust REIT	32,070	2,730
Longfor Group Holdings Ltd.[1]	394,500	2,317
TAG Immobilien AG1	70,512	2,229
Charter Hall Group REIT[1]	160,868	1,826
MGM Growth Properties LLC REIT, Class A	50,154	1,570
American Tower Corp. REIT	4,721	1,060
Embassy Office Parks REIT[1]	223,400	1,055
Mindspace Business Parks REIT[1,2]	115,800	507
Mindspace Business Parks REIT[1,2,3]	110,400	474
Americold Realty Trust REIT	25,291	944
Sun Hung Kai Properties Ltd.[1]	61,755	797
China Overseas Land & Investment Ltd.[1]	215,000	468
Ventas, Inc. REIT	6,719	329
China Resources Land Ltd.[1]	72,000	298
AvalonBay Communities, Inc. REIT	1,264	203
		61,856

Communication services 5.11%
Verizon Communications Inc.	169,518	9,959
BCE Inc.	186,983	7,996
SoftBank Corp.[1]	573,300	7,187
Comcast Corp., Class A	129,064	6,763
Koninklijke KPN NV1	1,905,767	5,778
Nippon Telegraph and Telephone Corp.[1]	141,600	3,631
HKT Trust and HKT Ltd., units[1]	2,729,240	3,543
Vodafone Group PLC[1]	1,455,807	2,396
AT&T Inc.	59,287	1,705
TELUS Corp.	75,253	1,490
Indus Towers Ltd.[1]	362,801	1,145
ITV PLC[1,2]	755,275	1,104
HKBN Ltd.[1]	466,500	722
KT Corp. (ADR)	65,529	721
ProSiebenSat.1 Media SE1,2	38,716	651
Omnicom Group Inc.	10,004	624
Lumen Technologies, Inc.	39,066	381
Zegona Communications PLC[1]	190,674	274
		56,070

American Funds Insurance Series	101

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy 4.55%
Chevron Corp.	145,007	$12,246
TC Energy Corp. (CAD denominated)	168,661	6,857
TC Energy Corp.	50,505	2,056
Enbridge Inc. (CAD denominated)	205,928	6,586
Canadian Natural Resources, Ltd. (CAD denominated)	216,326	5,199
Total SE1,4	81,796	3,528
ConocoPhillips	73,490	2,939
Royal Dutch Shell PLC, Class B1	150,315	2,590
Royal Dutch Shell PLC, Class B (ADR)	8,064	271
EOG Resources, Inc.	54,719	2,729
BP PLC[1]	719,280	2,478
Equitrans Midstream Corp.	199,833	1,606
Gazprom PJSC (ADR)[1]	113,653	632
Exxon Mobil Corp.	4,511	186
		49,903

Industrials 4.27%
Raytheon Technologies Corp.	140,295	10,032
United Parcel Service, Inc., Class B	38,043	6,406
VINCI SA1	38,230	3,804
Singapore Technologies Engineering Ltd[1]	1,141,700	3,296
BOC Aviation Ltd.[1]	378,700	3,275
Caterpillar Inc.	14,767	2,688
Deutsche Post AG1	45,308	2,242
Trinity Industries, Inc.	81,264	2,145
RELX PLC[1]	75,368	1,854
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1]	76,271	1,479
Stanley Black & Decker, Inc.	7,147	1,276
Union Pacific Corp.	6,033	1,256
BAE Systems PLC[1]	162,460	1,087
ABB Ltd.[1]	36,607	1,024
CCR SA, ordinary nominative	320,739	832
ComfortDelGro Corp., Ltd.[1]	643,200	813
Lockheed Martin Corp.	2,118	752
ALD SA1	52,301	735
Cummins Inc.	2,832	643
Melrose Industries PLC[1,2]	200,791	490
General Dynamics Corp.	2,392	356
Honeywell International Inc.	1,235	263
L3Harris Technologies, Inc.	655	124
		46,872

Materials 3.88%
Dow Inc.	143,551	7,967
Rio Tinto PLC[1]	93,848	7,022
BHP Group PLC[1]	250,488	6,601
LyondellBasell Industries NV	54,261	4,974
Vale SA, ordinary nominative	100,331	1,689
Vale SA, ordinary nominative (ADR)	87,319	1,464
Fortescue Metals Group Ltd.[1]	138,322	2,501
Evonik Industries AG1	74,726	2,435
Nutrien Ltd.	30,705	1,479
BASF SE1	18,013	1,422
Asahi Kasei Corp.[1]	121,900	1,254
Amcor PLC (CDI)[1]	90,984	1,081
Celanese Corp.	6,820	886
Nexa Resources SA4	49,159	474
CRH PLC[1]	9,678	409

102	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Linde PLC	1,401	$369
WestRock Co.	7,219	314
Air Products and Chemicals, Inc.	704	192
		42,533

Consumer discretionary 1.23%
McDonald’s Corp.	10,713	2,299
Kering SA1	2,740	1,992
Hasbro, Inc.	17,740	1,659
Sands China Ltd.[1]	290,000	1,275
Home Depot, Inc.	4,332	1,151
Gree Electric Appliances, Inc. of Zhuhai, Class A1	109,338	1,038
LVMH Moët Hennessy-Louis Vuitton SE1	1,515	946
Taylor Wimpey PLC[1,2]	307,380	699
Starbucks Corp.	5,854	626
VF Corp.	6,812	582
Industria de Diseño Textil, SA1	15,355	489
YUM! Brands, Inc.	3,958	430
Cie. Financière Richemont SA, Class A1	3,565	322
		13,508

Total common stocks (cost: $658,866,000)		801,638

Preferred securities 0.18%
Information technology 0.18%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	29,272	1,987

Total preferred securities (cost: $1,093,000)		1,987

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	7,130	2

Total rights & warrants (cost: $0)		2

Convertible stocks 1.26%
Utilities 0.57%
Sempra Energy, Series A, convertible preferred shares, 6.00% 2021	17,965	1,792
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	1,745
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	16,000	1,605
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	15,148	767
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	6,400	321
		6,230

Information technology 0.35%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,746	3,906

Health care 0.21%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[4]	1,745	2,270

Industrials 0.10%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[4]	10,100	1,130

American Funds Insurance Series	103

Capital Income Builder (continued)

Convertible stocks (continued)	Shares	Value (000)
Consumer discretionary 0.03%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	$301

Total convertible stocks (cost: $11,489,000)		13,837

Convertible bonds & notes 0.07%	Principal amount (000)
Consumer discretionary 0.07%
Carnival Corp., convertible notes, 5.75% 2023[3]	$110	261
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[3]	392	523
		784

Total convertible bonds & notes (cost: $540,000)		784

Bonds, notes & other debt instruments 20.79%
U.S. Treasury bonds & notes 9.20%
U.S. Treasury 8.40%
U.S. Treasury 0.125% 2022	20,800	20,806
U.S. Treasury 0.125% 2022	9,600	9,601
U.S. Treasury 0.125% 2022	5,850	5,851
U.S. Treasury 0.125% 2022	2,600	2,600
U.S. Treasury 0.125% 2022	2,500	2,501
U.S. Treasury 0.25% 2025	7,612	7,582
U.S. Treasury 0.375% 2025	907	910
U.S. Treasury 0.375% 2025	850	851
U.S. Treasury 2.00% 2025[5]	10,000	10,773
U.S. Treasury 1.875% 2026	6,300	6,795
U.S. Treasury 2.00% 2026[5]	2,800	3,047
U.S. Treasury 0.50% 2027	2,900	2,892
U.S. Treasury 0.875% 2030	3,154	3,142
U.S. Treasury 1.125% 2040[5]	2,400	2,278
U.S. Treasury 1.375% 2050[5]	13,332	12,475
		92,104

U.S. Treasury inflation-protected securities 0.80%
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	4,133	4,445
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	2,226	2,484
U.S. Treasury Inflation-Protected Security 0.25% 2050[5,6]	1,544	1,840
		8,769

Total U.S. Treasury bonds & notes		100,873

Corporate bonds, notes & loans 5.98%
Health care 0.87%
Abbott Laboratories 3.75% 2026	240	281
AbbVie Inc. 2.95% 2026	369	409
AbbVie Inc. 4.25% 2049	92	116
Amgen Inc. 3.375% 2050	150	168
AstraZeneca PLC 3.375% 2025	200	225
Becton, Dickinson and Company 3.70% 2027	930	1,067
Boston Scientific Corp. 2.65% 2030	250	268
Centene Corp. 4.625% 2029	530	589
Centene Corp. 3.375% 2030	179	189
Novartis Capital Corp. 1.75% 2025	208	218
Novartis Capital Corp. 2.00% 2027	120	128
Partners HealthCare System, Inc. 3.192% 2049	210	232
Pfizer Inc. 2.70% 2050	425	457
Regeneron Pharmaceuticals, Inc. 1.75% 2030	54	53
Regeneron Pharmaceuticals, Inc. 2.80% 2050	109	106
Shire PLC 3.20% 2026	182	204
Takeda Pharmaceutical Company, Ltd. 4.40% 2023	1,330	1,475
Tenet Healthcare Corp. 7.50% 2025[3]	325	356

104	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Co. BV 6.00% 2024	$700	$744
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,375	1,324
Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	268
Thermo Fisher Scientific Inc. 4.497% 2030	95	119
UnitedHealth Group Inc. 2.375% 2024	35	37
UnitedHealth Group Inc. 4.45% 2048	170	235
Upjohn Inc. 2.70% 2030[3]	83	88
Upjohn Inc. 3.85% 2040[3]	32	36
Upjohn Inc. 4.00% 2050[3]	70	80
		9,472

Energy 0.82%
Apache Corp. 4.25% 2030	385	405
Baker Hughes, a GE Co. 4.08% 2047	37	42
BP Capital Markets America Inc. 3.633% 2030	360	419
BP Capital Markets America Inc. 2.772% 2050	90	89
BP Capital Markets America Inc. 2.939% 2051	80	82
Canadian Natural Resources Ltd. 3.85% 2027	185	208
Canadian Natural Resources Ltd. 2.95% 2030	83	89
Canadian Natural Resources Ltd. 4.95% 2047	91	115
Cenovus Energy Inc. 5.40% 2047	75	88
Cheniere Energy, Inc. 3.70% 2029	252	281
Concho Resources Inc. 4.30% 2028	210	248
Enbridge Energy Partners, LP 7.375% 2045	37	56
Energy Transfer Operating, LP 5.00% 2050	361	391
Energy Transfer Partners, LP 5.30% 2047	60	67
Energy Transfer Partners, LP 6.00% 2048	161	192
Energy Transfer Partners, LP 6.25% 2049	150	181
Enterprise Products Operating LLC 3.20% 2052	24	24
EQT Corp. 5.00% 2029	35	37
Equinor ASA 2.375% 2030	365	391
Exxon Mobil Corp. 2.995% 2039	200	217
Exxon Mobil Corp. 3.452% 2051	72	82
Kinder Morgan, Inc. 5.05% 2046	925	1,134
MPLX LP 5.50% 2049	625	823
ONEOK, Inc. 3.10% 2030	42	45
ONEOK, Inc. 4.95% 2047	51	57
ONEOK, Inc. 5.20% 2048	184	215
ONEOK, Inc. 7.15% 2051	97	134
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	149
Petrobras Global Finance Co. 5.60% 2031	150	173
Petróleos Mexicanos 7.69% 2050	75	76
Pioneer Natural Resources Company 1.90% 2030	163	162
Plains All American Pipeline, LP 3.80% 2030	11	12
Sabine Pass Liquefaction, LLC 4.50% 2030[3]	215	255
Shell International Finance BV 2.00% 2024	420	443
Total Capital International 2.434% 2025	175	187
Total Capital International 3.127% 2050	250	271
TransCanada PipeLines Ltd. 4.10% 2030	205	242
TransCanada PipeLines Ltd. 5.10% 2049	425	569
Williams Companies, Inc. 3.50% 2030	216	245
Williams Partners LP 6.30% 2040	95	126
		9,022

Financials 0.82%
Allstate Corp. 3.85% 2049	170	214
American International Group, Inc. 4.375% 2050	250	327
AON Corp. 2.20% 2022	249	258
Bank of America Corp. 0.81% 2024 (USD-SOFR + 0.74% on 10/24/2023)[7]	150	151
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[7]	1,125	1,140

American Funds Insurance Series	105

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[7]	$540	$576
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,7]	500	589
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[7]	150	154
Goldman Sachs Group, Inc. 3.50% 2025	177	197
Goldman Sachs Group, Inc. 2.60% 2030	400	431
Hartford Financial Services Group, Inc. 2.80% 2029	300	326
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[7]	500	532
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[7]	250	289
JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[7]	120	121
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[7]	475	511
JPMorgan Chase & Co. 2.525% 2041 (USD-SOFR + 1.51% on 11/19/2040)[7]	75	77
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[7]	241	268
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[7]	390	430
MetLife, Inc. 4.55% 2030	190	238
Metropolitan Life Global Funding I 1.95% 2023[3]	380	392
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	290	327
Morgan Stanley 3.70% 2024	260	290
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[7]	100	101
Morgan Stanley 5.597% 2051 (USD-SOFR + 4.84% on 3/24/2050)[7]	115	185
Navient Corp. 5.00% 2027	150	152
New York Life Global Funding 3.00% 2028[3]	150	168
New York Life Insurance Company 3.75% 2050[3]	62	74
Travelers Companies, Inc. 4.10% 2049	130	171
Wells Fargo & Company 4.60% 2021	300	303
		8,992

Communication services 0.77%
Alphabet Inc. 2.05% 2050	80	76
AT&T Inc. 2.25% 2032	75	76
AT&T Inc. 3.50% 2041	75	81
AT&T Inc. 3.50% 2053[3]	624	624
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	235	250
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	158	167
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[3]	360	380
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[3]	950	1,016
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	65	79
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	100	104
CenturyLink, Inc. 7.50% 2024	300	340
Comcast Corp. 3.75% 2040	138	166
Comcast Corp. 2.80% 2051	200	208
Discovery Communications, Inc. 4.65% 2050	139	174
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[3]	630	643
Sprint Corp. 11.50% 2021	1,425	1,549
Sprint Corp. 6.875% 2028	325	429
T-Mobile US, Inc. 3.875% 2030[3]	625	725
T-Mobile US, Inc. 3.00% 2041[3]	100	104
T-Mobile US, Inc. 3.30% 2051[3]	186	192
Verizon Communications Inc. 4.329% 2028	192	231
Verizon Communications Inc. 3.875% 2029	25	30
Verizon Communications Inc. 4.016% 2029	215	255
Verizon Communications Inc. 1.75% 2031	98	98
Verizon Communications Inc. 2.875% 2050	125	126
Vodafone Group PLC 4.25% 2050	75	93
Walt Disney Co. 4.625% 2040	120	160
		8,376

106	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.67%
AEP Transmission Co. LLC 3.15% 2049	$60	$67
AEP Transmission Co. LLC 3.80% 2049	45	56
AEP Transmission Co. LLC 3.65% 2050	75	91
American Electric Power Company, Inc. 3.65% 2021	300	309
American Electric Power Company, Inc. 1.00% 2025	25	25
CenterPoint Energy, Inc. 2.95% 2030	345	376
Connecticut Light and Power Co. 3.20% 2027	445	500
Consumers Energy Co. 3.10% 2050	159	184
Duke Energy Florida, LLC 2.50% 2029	430	470
Edison International 3.55% 2024	375	404
Edison International 5.75% 2027	158	189
Edison International 4.125% 2028	332	370
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	120	140
Evergy Metro, Inc. 2.25% 2030	125	132
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[7]	50	55
FirstEnergy Corp. 2.25% 2030	162	157
FirstEnergy Corp. 2.65% 2030	493	495
Jersey Central Power & Light Co. 4.30% 2026[3]	115	129
NSTAR Electric Co. 3.95% 2030	50	61
Pacific Gas and Electric Co. 2.95% 2026	97	103
Pacific Gas and Electric Co. 3.75% 2028	105	115
Pacific Gas and Electric Co. 4.65% 2028	284	325
Pacific Gas and Electric Co. 2.50% 2031	450	451
Pacific Gas and Electric Co. 3.30% 2040	100	100
Pacific Gas and Electric Co. 3.50% 2050	325	324
Public Service Company of Colorado 3.80% 2047	20	25
San Diego Gas & Electric Co. 3.75% 2047	227	266
San Diego Gas & Electric Co. 4.10% 2049	115	144
Southern California Edison Co. 4.125% 2048	235	281
Southern California Edison Co. 3.65% 2050	298	339
Southern California Edison Co., Series C, 3.60% 2045	256	284
Virginia Electric and Power Co. 2.45% 2050	25	25
Xcel Energy Inc. 2.60% 2029	175	189
Xcel Energy Inc. 3.50% 2049	145	170
		7,351

Consumer discretionary 0.63%
Amazon.com, Inc. 2.50% 2050	75	78
Amazon.com, Inc. 2.70% 2060	30	32
Bayerische Motoren Werke AG 4.15% 2030[3]	290	351
Carnival Corp. 11.50% 2023[3]	775	897
Carnival Corp. 10.50% 2026[3]	165	192
Ford Motor Co. 9.625% 2030	50	71
General Motors Company 5.95% 2049	90	122
Home Depot, Inc. 3.35% 2050	350	417
PetSmart, Inc. 7.125% 2023[3]	125	125
Royal Caribbean Cruises Ltd. 10.875% 2023[3]	600	684
Royal Caribbean Cruises Ltd. 11.50% 2025[3]	1,210	1,416
Toyota Motor Credit Corp. 2.15% 2022	505	521
Toyota Motor Credit Corp. 2.60% 2022	856	876
Toyota Motor Credit Corp. 3.00% 2025	1,010	1,111
		6,893

Consumer staples 0.46%
Altria Group, Inc. 5.95% 2049	327	458
Anheuser-Busch Co. / InBev Worldwide 4.90% 2046	420	548
British American Tobacco PLC 3.215% 2026	250	276
British American Tobacco PLC 3.557% 2027	660	735
British American Tobacco PLC 4.906% 2030	350	423
British American Tobacco PLC 4.54% 2047	73	81

American Funds Insurance Series	107

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.758% 2049	$130	$151
Coca-Cola Co. 1.375% 2031	100	100
Coca-Cola Co. 2.50% 2051	65	67
Conagra Brands, Inc. 5.30% 2038	18	24
Conagra Brands, Inc. 5.40% 2048	52	74
Constellation Brands, Inc. 3.15% 2029	190	212
Constellation Brands, Inc. 2.875% 2030	210	230
Keurig Dr Pepper Inc. 3.20% 2030	25	28
Keurig Dr Pepper Inc. 5.085% 2048	64	91
Keurig Dr Pepper Inc. 3.80% 2050	51	61
Kimberly-Clark Corp. 3.10% 2030	56	65
Kraft Heinz Company 3.00% 2026	100	104
Molson Coors Brewing Co. 4.20% 2046	65	75
PepsiCo, Inc. 1.40% 2031	40	40
PepsiCo, Inc. 3.625% 2050	240	305
Philip Morris International Inc. 3.375% 2029	450	516
Procter & Gamble Company 0.55% 2025	185	187
Wal-Mart Stores, Inc. 2.85% 2024	210	227
		5,078

Industrials 0.45%
Boeing Company 2.70% 2022	300	308
Boeing Company 2.75% 2026	91	96
Boeing Company 2.95% 2030	190	197
Boeing Company 3.60% 2034	90	95
Boeing Company 5.805% 2050	235	325
Carrier Global Corp. 2.242% 2025	102	108
Carrier Global Corp. 2.493% 2027	84	91
Carrier Global Corp. 2.722% 2030	74	79
CSX Corp. 4.75% 2048	50	68
CSX Corp. 3.35% 2049	310	354
CSX Corp. 2.50% 2051	50	50
General Electric Co. 3.45% 2027	50	56
General Electric Co. 4.25% 2040	75	89
General Electric Co. 4.35% 2050	50	61
Honeywell International Inc. 2.15% 2022	305	313
Honeywell International Inc. 2.30% 2024	175	187
Honeywell International Inc. 2.70% 2029	70	78
Norfolk Southern Corp. 3.00% 2022	224	230
Raytheon Technologies Corp. 3.125% 2050	125	138
TransDigm Inc. 6.50% 2024	455	464
TransDigm Inc. 8.00% 2025[3]	230	255
TransDigm Inc. 6.25% 2026[3]	445	474
Union Pacific Corp. 3.70% 2029	430	499
Union Pacific Corp. 4.30% 2049	110	144
Union Pacific Corp. 3.25% 2050	53	60
Union Pacific Corp. 3.95% 2059	45	56
Westinghouse Air Brake Technologies Corp. 4.40% 2024[7]	39	43
		4,918

Information technology 0.35%
Adobe Inc. 2.30% 2030	645	698
Apple Inc. 0.55% 2025	125	126
Apple Inc. 2.40% 2050	75	77
Broadcom Inc. 5.00% 2030	420	511
Broadcom Ltd. 3.875% 2027	370	416
Fiserv, Inc. 3.50% 2029	870	995
Intuit Inc. 0.95% 2025	50	51
Lenovo Group Ltd. 5.875% 2025	400	461

108	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Microsoft Corp. 2.525% 2050	$227		$239
Oracle Corp. 3.60% 2050	150		175
ServiceNow, Inc. 1.40% 2030	130		127
			3,876

Real estate 0.07%
Corporate Office Properties LP 2.25% 2026	68		71
Equinix, Inc. 2.90% 2026	266		291
Equinix, Inc. 1.55% 2028	25		26
Equinix, Inc. 3.20% 2029	288		318
Equinix, Inc. 3.00% 2050	18		18
Equinix, Inc. 2.95% 2051	25		25
Westfield Corp. Ltd. 3.50% 2029[3]	54		57
			806

Materials 0.07%
Anglo American Capital PLC 5.625% 2030[3]	240		306
Braskem SA 4.50% 2030[3]	200		206
Dow Chemical Co. 4.80% 2049	67		90
LYB International Finance III, LLC 2.25% 2030	32		33
LYB International Finance III, LLC 4.20% 2050	75		88
LYB International Finance III, LLC 3.625% 2051	52		57
			780

Total corporate bonds, notes & loans			65,564

Mortgage-backed obligations 5.07%
Federal agency mortgage-backed obligations 4.46%
Fannie Mae Pool #695412 5.00% 2033[8]	—	[9]	—	[9]
Fannie Mae Pool #MA4124 2.50% 2035[8]	2,633		2,755
Fannie Mae Pool #AD3566 5.00% 2035[8]	2		2
Fannie Mae Pool #MA4228 1.50% 2036[8]	2,670		2,749
Fannie Mae Pool #AC0794 5.00% 2039[8]	10		11
Fannie Mae Pool #931768 5.00% 2039[8]	2		2
Fannie Mae Pool #AE0311 3.50% 2040[8]	17		18
Fannie Mae Pool #932606 5.00% 2040[8]	5		6
Fannie Mae Pool #AJ1873 4.00% 2041[8]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[8]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[8]	9		10
Fannie Mae Pool #AE1277 5.00% 2041[8]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[8]	3		4
Fannie Mae Pool #AE1290 5.00% 2042[8]	6		7
Fannie Mae Pool #AL3829 3.50% 2043[8]	64		70
Fannie Mae Pool #AT7161 3.50% 2043[8]	29		31
Fannie Mae Pool #AR1512 3.50% 2043[8]	14		15
Fannie Mae Pool #AT0412 3.50% 2043[8]	7		8
Fannie Mae Pool #AT3954 3.50% 2043[8]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[8]	3		3
Fannie Mae Pool #AY1829 3.50% 2044[8]	5		6
Fannie Mae Pool #AW8240 3.50% 2044[8]	1		1
Fannie Mae Pool #BE5017 3.50% 2045[8]	36		39
Fannie Mae Pool #BE5009 3.50% 2045[8]	29		31
Fannie Mae Pool #BE8740 3.50% 2047[8]	33		36
Fannie Mae Pool #BE8742 3.50% 2047[8]	10		11
Fannie Mae Pool #BH2848 3.50% 2047[8]	5		5
Fannie Mae Pool #BH2847 3.50% 2047[8]	3		4
Fannie Mae Pool #BH2846 3.50% 2047[8]	4		4
Fannie Mae Pool #BJ5015 4.00% 2047[8]	79		87
Fannie Mae Pool #BH3122 4.00% 2047[8]	3		3
Fannie Mae Pool #BJ4901 3.50% 2048[8]	23		25
Fannie Mae Pool #CA2850 4.00% 2048[8]	91		102

American Funds Insurance Series	109

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BK6840 4.00% 2048[8]	$51	$55
Fannie Mae Pool #BK5232 4.00% 2048[8]	40	45
Fannie Mae Pool #BK9743 4.00% 2048[8]	14	15
Fannie Mae Pool #CA2804 4.50% 2048[8]	654	709
Fannie Mae Pool #BK7665 4.50% 2048[8]	336	373
Fannie Mae Pool #BK0951 4.50% 2048[8]	257	288
Fannie Mae Pool #BK9761 4.50% 2048[8]	14	15
Fannie Mae Pool #CA4151 3.50% 2049[8]	318	350
Fannie Mae Pool #BJ8411 3.50% 2049[8]	67	73
Fannie Mae Pool #CA5540 3.00% 2050[8]	5,289	5,632
Freddie Mac Pool #SB8083 1.50% 2036[8]	285	294
Freddie Mac Pool #Q18236 3.50% 2043[8]	29	31
Freddie Mac Pool #Q19133 3.50% 2043[8]	18	20
Freddie Mac Pool #Q17696 3.50% 2043[8]	16	18
Freddie Mac Pool #Q15874 4.00% 2043[8]	2	2
Freddie Mac Pool #Q52069 3.50% 2047[8]	48	52
Freddie Mac Pool #Q55056 3.50% 2048[8]	60	65
Freddie Mac Pool #Q54709 3.50% 2048[8]	36	39
Freddie Mac Pool #Q54701 3.50% 2048[8]	34	37
Freddie Mac Pool #Q54782 3.50% 2048[8]	30	32
Freddie Mac Pool #Q54781 3.50% 2048[8]	27	30
Freddie Mac Pool #Q54700 3.50% 2048[8]	26	29
Freddie Mac Pool #Q55060 3.50% 2048[8]	19	20
Freddie Mac Pool #Q56591 3.50% 2048[8]	18	19
Freddie Mac Pool #Q56590 3.50% 2048[8]	17	18
Freddie Mac Pool #Q56589 3.50% 2048[8]	16	17
Freddie Mac Pool #Q54698 3.50% 2048[8]	14	15
Freddie Mac Pool #Q54699 3.50% 2048[8]	13	14
Freddie Mac Pool #Q54831 3.50% 2048[8]	9	10
Freddie Mac Pool #G67711 4.00% 2048[8]	440	486
Freddie Mac Pool #Q56599 4.00% 2048[8]	57	63
Freddie Mac Pool #Q56175 4.00% 2048[8]	43	47
Freddie Mac Pool #Q55971 4.00% 2048[8]	38	42
Freddie Mac Pool #Q56576 4.00% 2048[8]	29	31
Freddie Mac Pool #Q55970 4.00% 2048[8]	19	21
Freddie Mac Pool #Q58411 4.50% 2048[8]	116	129
Freddie Mac Pool #Q58436 4.50% 2048[8]	52	59
Freddie Mac Pool #Q58378 4.50% 2048[8]	43	48
Freddie Mac Pool #Q57242 4.50% 2048[8]	31	34
Freddie Mac Pool #RA1463 3.50% 2049[8]	216	238
Freddie Mac Pool #QA2748 3.50% 2049[8]	29	32
Freddie Mac Pool #SD7512 3.00% 2050[8]	6,954	7,446
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[8]	390	418
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[8,10]	390	410
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[8,10]	193	203
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[8,10]	149	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[8]	121	132
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[8]	36	39
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[8]	1,422	1,553
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[8]	1,026	1,118
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[8]	715	777
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[8]	34	37
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[8]	15	16
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[8]	1,440	1,524
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[8]	2,121	2,232
Government National Mortgage Assn. 2.00% 2051[8,11]	3,390	3,533
Government National Mortgage Assn. 2.00% 2051[8,11]	1,710	1,786

110	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. 2.50% 2051[8,11]	$2,650		$2,794
Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
Government National Mortgage Assn. 3.50% 2051[8,11]	21		22
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[8]	1,476		1,597
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[8]	165		179
Government National Mortgage Assn. Pool #694836 5.661% 2059[8]	1		1
Government National Mortgage Assn. Pool #765152 4.14% 2061[8]	—	[9]	—	[9]
Government National Mortgage Assn. Pool #766525 4.70% 2062[8]	—	[9]	—	[9]
Government National Mortgage Assn. Pool #777452 3.676% 2063[8]	6		7
Government National Mortgage Assn. Pool #767639 3.913% 2063[8]	9		9
Government National Mortgage Assn. Pool #AA1709 4.343% 2063[8]	4		4
Government National Mortgage Assn. Pool #725893 5.20% 2064[8]	1		1
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[8]	2		2
Uniform Mortgage-Backed Security 1.50% 2036[8,11]	1,632		1,676
Uniform Mortgage-Backed Security 2.00% 2036[8,11]	2,100		2,193
Uniform Mortgage-Backed Security 3.50% 2051[8,11]	1,775		1,879
Uniform Mortgage-Backed Security 4.50% 2051[8,11]	1,477		1,603
			48,998

Collateralized mortgage-backed obligations (privately originated) 0.45%
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[3,8,10]	295		297
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,8,10]	194		194
Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,8,10]	75		76
Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[3,8,10]	592		597
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[3,8,10]	213		215
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,8,10]	186		186
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[3,8,10]	1,000		1,001
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[3,8,10]	175		175
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[3,8,10]	279		280
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[3,8,10]	82		83
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[3,8,10]	58		58
New York Mortgage Trust, Series 2020-SP1, Class A1, 3.962% 2060[3,8]	302		305
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[3,8,10]	106		108
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[3,8,10]	115		119
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[3,8,10]	94		97
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[3,8,10]	261		274
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[3,8,10]	63		66
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,8]	787		806
			4,937

Commercial mortgage-backed securities 0.16%
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.079% 2025[3,8,10]	243		239
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.309% 2038[3,8,10]	300		299
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,3,8,10]	1,057		1,057
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.398% 2049[3,8,10]	150		141
			1,736

Total mortgage-backed obligations			55,671

Asset-backed obligations 0.35%
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,8]	297		303
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,8]	100		102
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,8]	372		380
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,8]	95		97

American Funds Insurance Series	111

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,8]		$95	$97
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,8]		95	97
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[3,8]		40	40
Drivetime Auto Owner Trust, Series 2020-1, Class A, 1.94% 2023[3,8]		222	223
Exeter Automobile Receivables Trust, Series 2019-4A, Class A, 2.18% 2023[3,8]		96	97
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,8]		425	428
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,8]		678	682
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[3,8]		172	173
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,8,10]		226	231
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15% 2023[3,8]		845	851
			3,801

Bonds & notes of governments & government agencies outside the U.S. 0.13%
Portuguese Republic 5.125% 2024		18	21
Qatar (State of) 4.50% 2028		200	243
Saudi Arabia (Kingdom of) 3.625% 2028		200	225
United Mexican States, Series M, 6.50% 2021	MXN	15,000	760
United Mexican States 3.25% 2030		$200	216
			1,465
Municipals 0.06%
Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033		225	242

South Carolina 0.04%
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035		350	429

Total municipals			671

Total bonds, notes & other debt instruments (cost: $218,849,000)			228,045

Short-term securities 5.28%		Shares
Money market investments 5.28%
Capital Group Central Cash Fund 0.12%[12,13]		567,564	56,762
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,14]		1,184,688	1,185

Total short-term securities (cost: $57,947,000)			57,947
Total investment securities 100.66% (cost: $948,784,000)			1,104,240
Other assets less liabilities (0.66)%			(7,288)

Net assets 100.00%			$1,096,952

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [15]	Value at 12/31/2020 (000) [16]	Unrealized (depreciation) appreciation at 12/31/2020 (000)
90 Day Euro Dollar Futures	Short	80	March 2021	$(20,000)	$(19,966)	$(13)
2 Year U.S. Treasury Note Futures	Short	8	April 2021	(1,600)	(1,768)	(1)
5 Year U.S. Treasury Note Futures	Long	83	April 2021	8,300	10,472	23
10 Year U.S. Treasury Note Futures	Long	14	March 2021	1,400	1,933	2
10 Year Ultra U.S. Treasury Note Futures	Short	38	March 2021	(3,800)	(5,942)	14

112	American Funds Insurance Series

Capital Income Builder (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[15]	Value at 12/31/2020 (000)	[16]	Unrealized (depreciation) appreciation at 12/31/2020 (000)
20 Year U.S. Treasury Bond Futures	Long	6	March 2021	$ 600		$1,039		$(10)
30 Year Ultra U.S. Treasury Bond Futures	Long	48	March 2021	4,800		10,251		(65)
								$(50)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
MXN3,100	USD154	HSBC Bank	1/8/2021	$1
GBP1,594	USD2,151	Bank of New York Mellon	1/11/2021	29
GBP382	USD519	Goldman Sachs	1/11/2021	4
USD169	GBP127	Bank of New York Mellon	1/11/2021	(4)
USD2,663	GBP1,985	Standard Chartered Bank	1/11/2021	(52)
				$(22)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
U.S. EFFR	0.11%	5/18/2024	$6,200	$7	$—	$7
3-month USD-LIBOR	0.337%	5/18/2025	21,500	23	—	23
U.S. EFFR	0.1275%	6/25/2025	2,700	10	—	10
U.S. EFFR	0.105%	6/30/2025	2,700	13	—	13
U.S. EFFR	0.0975%	6/30/2025	1,460	8	—	8
U.S. EFFR	0.106%	6/30/2025	1,190	6	—	6
U.S. EFFR	0.10875%	7/6/2025	2,600	13	—	13
U.S. EFFR	0.105%	7/9/2025	1,300	7	—	7
U.S. EFFR	0.0995%	7/9/2025	1,300	7	—	7
U.S. EFFR	0.099%	7/10/2025	3,000	16	—	16
3-month USD-LIBOR	0.5935%	5/18/2030	7,200	187	—	187
3-month USD-LIBOR	0.807%	5/18/2050	1,800	272	—	272
					$—	$569

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
5.00%/Quarterly	CDX.NA.HY.25	6/20/2025	$3,335	$309	$157	$152

American Funds Insurance Series	113

Capital Income Builder (continued)

Investments in affiliates13

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.17%
Money market investments 5.17%
Capital Group Central Cash Fund 0.12%[12]	$76,520	$398,466	$418,149	$52	$(127)	$56,762	$436

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $323,175,000, which represented 29.46% of the net assets of the fund. This amount includes $322,118,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,651,000, which represented 2.34% of the net assets of the fund.
[4]	All or a portion of this security was on loan. The total value of all such securities was $5,528,000, which represented .50% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,268,000, which represented .21% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Amount less than one thousand.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Rate represents the seven-day yield at 12/31/2020.
[13]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
ADR = American Depositary Receipts

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

EFFR = Effective Federal Funds Rate

G.O. = General Obligation

GBP = British pounds

GDR = Global Depositary Receipts

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

114	American Funds Insurance Series

Asset Allocation Fund

Investment portfolio December 31, 2020

Common stocks 65.78%	Shares	Value (000)
Information technology 16.49%
Microsoft Corp.	4,891,900	$1,088,056
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	6,056,700	660,423
Broadcom Inc.	1,490,000	652,397
ASML Holding NV (New York registered) (ADR)	795,900	388,177
ASML Holding NV1	70,000	33,828
MKS Instruments, Inc.	2,200,000	330,990
Flex Ltd.[2]	14,500,000	260,710
FleetCor Technologies, Inc.[2]	900,000	245,547
Dell Technologies Inc., Class C2	3,250,000	238,193
VeriSign, Inc.[2]	1,100,000	238,040
Mastercard Inc., Class A	510,000	182,039
Visa Inc., Class A	700,200	153,155
RingCentral, Inc., Class A2	221,100	83,790
PayPal Holdings, Inc.[2]	316,300	74,077
Shopify Inc., Class A, subordinate voting shares[2]	55,800	63,163
Intel Corp.	1,250,000	62,275
Okta, Inc., Class A2	174,680	44,414
NVIDIA Corp.	68,566	35,805
MongoDB, Inc., Class A2	94,819	34,044
Smartsheet Inc., Class A2	311,910	21,612
		4,890,735

Health care 10.70%
Johnson & Johnson	3,885,000	611,421
UnitedHealth Group Inc.	1,322,300	463,704
Humana Inc.	865,000	354,884
Cigna Corp.	1,275,000	265,429
Thermo Fisher Scientific Inc.	507,000	236,150
Abbott Laboratories	2,000,000	218,980
Daiichi Sankyo Company, Ltd.[1]	3,873,900	132,799
Vertex Pharmaceuticals Inc.[2]	550,000	129,987
Merck & Co., Inc.	1,400,000	114,520
Pfizer Inc.	3,060,000	112,639
Gilead Sciences, Inc.	1,600,000	93,216
Regeneron Pharmaceuticals, Inc.[2]	150,000	72,466
Zoetis Inc., Class A	434,700	71,943
IDEXX Laboratories, Inc.[2]	94,102	47,039
Allakos Inc.[2]	293,700	41,118
Cortexyme, Inc.[2,3]	1,218,038	33,837
Centene Corp.[2]	562,770	33,783
Ultragenyx Pharmaceutical Inc.[2]	217,400	30,095
AbCellera Biologics Inc.[2,3]	625,100	25,154
Viatris Inc.[2]	1,121,937	21,025
Sarepta Therapeutics, Inc.[2]	115,700	19,726
Bluebird Bio, Inc.[2]	378,900	16,395
NuCana PLC (ADR)[2,4]	2,977,153	13,367
Rotech Healthcare Inc.[1,2,5,6]	184,138	13,074
Advanz Pharma Corp. Ltd.[2,6]	175,310	773
Advanz Pharma Corp. Ltd.[2]	41,657	184
		3,173,708

Financials 10.36%
Chubb Ltd.	2,200,000	338,624
First Republic Bank	1,780,000	261,535
Capital One Financial Corp.	2,000,000	197,700
CME Group Inc., Class A	977,200	177,899
JPMorgan Chase & Co.	1,400,000	177,898
Bank of America Corp.	5,750,000	174,283
Synchrony Financial	5,000,000	173,550
The Blackstone Group Inc., Class A	2,190,950	141,995
Sberbank of Russia PJSC (ADR)[1]	9,788,000	141,103
Citigroup Inc.	2,250,000	138,735

American Funds Insurance Series	115

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Apollo Global Management, Inc., Class A	2,769,732	$135,661
Aon PLC, Class A	620,000	130,987
Arch Capital Group Ltd.[2]	3,234,000	116,650
Nasdaq, Inc.	844,100	112,046
MSCI Inc.	225,200	100,559
Intercontinental Exchange, Inc.	840,000	96,844
Truist Financial Corp.	1,966,000	94,230
PNC Financial Services Group, Inc.	500,000	74,500
Kotak Mahindra Bank Ltd.[1,2]	2,713,240	74,253
RenaissanceRe Holdings Ltd.	357,000	59,198
Ares Management Corp., Class A	1,015,403	47,775
BlackRock, Inc.	56,000	40,406
S&P Global Inc.	102,000	33,530
Berkshire Hathaway Inc., Class A2	61	21,217
Tradeweb Markets Inc., Class A	156,400	9,767
Jonah Energy Parent LLC[1,2,5]	32,117	482
		3,071,427

Consumer discretionary 6.66%
Amazon.com, Inc.[2]	134,822	439,106
Aramark	8,000,000	307,840
Home Depot, Inc.	1,113,000	295,635
General Motors Company	4,100,000	170,724
LVMH Moët Hennessy-Louis Vuitton SE1	256,896	160,516
MercadoLibre, Inc.[2]	91,300	152,948
Kontoor Brands, Inc.[4]	3,700,000	150,072
VF Corp.	1,000,000	85,410
Darden Restaurants, Inc.	627,109	74,701
NIKE, Inc., Class B	357,000	50,505
Restaurant Brands International Inc.	595,000	36,360
Booking Holdings Inc.[2]	12,750	28,398
XPeng Inc., Class A (ADR)[2,3]	517,000	22,143
		1,974,358

Consumer staples 5.31%
Philip Morris International Inc.	7,543,000	624,485
Nestlé SA1	2,700,000	317,868
Nestlé SA (ADR)	665,000	78,337
British American Tobacco PLC (ADR)	3,919,700	146,949
British American Tobacco PLC[1]	1,060,000	39,427
Altria Group, Inc.	3,750,000	153,750
Mondelez International, Inc.	1,200,000	70,164
Colgate-Palmolive Company	677,300	57,916
Archer Daniels Midland Company	1,000,000	50,410
Avenue Supermarts Ltd.[1,2]	970,539	36,704
		1,576,010

Communication services 5.01%
Charter Communications, Inc., Class A2	754,600	499,206
Facebook, Inc., Class A2	952,100	260,076
Comcast Corp., Class A	4,278,910	224,215
Alphabet Inc., Class C2	78,600	137,698
Alphabet Inc., Class A2	27,616	48,401
Netflix, Inc.[2]	226,700	122,583
New York Times Co., Class A	1,450,000	75,066
Tencent Holdings Ltd.[1]	965,000	70,510
Activision Blizzard, Inc.	519,500	48,235
		1,485,990

116	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 4.28%
Northrop Grumman Corp.	1,211,900	$369,290
Lockheed Martin Corp.	663,000	235,352
CSX Corp.	2,038,000	184,949
L3Harris Technologies, Inc.	791,100	149,534
Komatsu Ltd.[1]	4,604,900	126,186
Boeing Company	583,000	124,797
Honeywell International Inc.	152,000	32,330
Waste Management, Inc.	214,000	25,237
Cintas Corp.	34,000	12,018
Associated Materials Group Inc.[1,2,5]	1,588,250	9,974
ACR III LSC Holdings LLC[1,2,5]	467	703
		1,270,370

Materials 3.16%
Dow Inc.	4,800,000	266,400
LyondellBasell Industries NV	2,368,100	217,060
Franco-Nevada Corp.	838,620	105,149
Rio Tinto PLC[1]	1,250,000	93,530
Royal Gold, Inc.	695,000	73,920
Nucor Corp.	1,000,000	53,190
First Quantum Minerals Ltd.	2,775,000	49,814
Allegheny Technologies Inc.[2]	2,589,437	43,425
Barrick Gold Corp.	1,455,000	33,145
		935,633

Energy 1.53%
Chevron Corp.	2,100,000	177,345
Pioneer Natural Resources Company	800,000	91,112
EOG Resources, Inc.	1,352,400	67,444
Suncor Energy Inc.	4,000,000	67,091
Rosneft Oil Company PJSC (GDR)[1]	3,730,353	21,035
ConocoPhillips	335,000	13,397
Euronav NV	750,000	6,000
Scorpio Tankers Inc.	345,000	3,860
Oasis Petroleum Inc.[2]	79,058	2,930
Weatherford International[2]	289,547	1,737
Tribune Resources, LLC[1,2,5]	926,514	843
McDermott International, Inc.[2]	40,219	33
Sable Permian Resources, LLC, units[1,2,5]	24,001,604	—	[7]
		452,827

Real estate 1.28%
Crown Castle International Corp. REIT	1,032,335	164,337
American Tower Corp. REIT	328,100	73,645
VICI Properties Inc. REIT	2,805,000	71,528
Alexandria Real Estate Equities, Inc. REIT	399,000	71,110
		380,620

Utilities 1.00%
Enel SpA[1]	24,000,000	242,361
DTE Energy Company	226,000	27,439
Xcel Energy Inc.	400,000	26,668
		296,468

Total common stocks (cost: $11,273,725,000)		19,508,146

American Funds Insurance Series	117

Asset Allocation Fund (continued)

Rights & warrants 0.00%	Shares	Value (000)
Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[1,2,5]	311,755	$—	[7]
Tribune Resources, LLC, Class B, warrants, expire 2023[1,2,5]	242,476	—	[7]
Tribune Resources, LLC, Class C, warrants, expire 2023[1,2,5]	227,540	—	[7]

Total rights & warrants (cost: $47,000)		—	[7]

Convertible stocks 0.50%
Information technology 0.29%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	60,000	85,348

Financials 0.15%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[8]	37,778	45,378

Health care 0.06%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	13,300	17,304

Total convertible stocks (cost: $110,591,000)		148,030

Bonds, notes & other debt instruments 30.11%	Principal amount (000)
Corporate bonds, notes & loans 12.99%
Financials 2.27%
ACE INA Holdings Inc. 2.875% 2022	$3,880	4,047
ACE INA Holdings Inc. 3.35% 2026	1,380	1,556
ACE INA Holdings Inc. 4.35% 2045	800	1,085
Advisor Group Holdings, LLC 6.25% 2028[8]	2,445	2,479
AG Merger Sub II, Inc. 10.75% 2027[8]	2,484	2,752
Allstate Corp. 3.85% 2049	950	1,194
Ally Financial Inc. 8.00% 2031	3,000	4,274
American International Group, Inc. 2.50% 2025	15,800	16,992
American International Group, Inc. 4.20% 2028	565	671
American International Group, Inc. 3.40% 2030	4,540	5,203
American International Group, Inc. 4.375% 2050	1,770	2,318
AON Corp. 2.20% 2022	2,236	2,312
Banco Santander, SA 2.749% 2030	5,400	5,578
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[9]	1,278	1,333
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[9]	6,000	6,413
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[9]	2,500	2,534
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[9]	2,345	2,653
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[9]	42,674	43,128
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[9]	11,065	11,215
Bank of America Corp. 2.676% 2041 (USD-SOFR + 1.93% on 6/19/2040)[9]	750	783
Bank of Nova Scotia 1.625% 2023	5,000	5,145
BB&T Corp. 2.625% 2022	2,500	2,557
BB&T Corp. 2.75% 2022	762	784
Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	8,679
Berkshire Hathaway Finance Corp. 4.25% 2049	1,125	1,495
Berkshire Hathaway Inc. 2.20% 2021	500	501
Berkshire Hathaway Inc. 2.75% 2023	1,615	1,696
Berkshire Hathaway Inc. 3.125% 2026	500	559
BNP Paribas 3.375% 2025[8]	3,225	3,538
Citigroup Inc. 2.312% 2022 (USD-SOFR + 0.867% on 11/4/2021)[9]	9,000	9,146
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[9]	3,254	3,585
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[9]	5,575	5,944
CME Group Inc. 3.75% 2028	3,425	4,059
Commonwealth Bank of Australia 3.35% 2024	1,225	1,342
Commonwealth Bank of Australia 3.35% 2024[8]	1,000	1,096
Compass Diversified Holdings 8.00% 2026[8]	3,245	3,419

118	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Crédit Agricole SA 4.375% 2025[8]	$850	$955
Credit Suisse AG (New York Branch) 2.95% 2025	2,700	2,963
Credit Suisse Group AG 3.80% 2023	1,625	1,751
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[8,9]	800	907
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[8,9]	11,625	13,683
Danske Bank AS 2.70% 2022[8]	1,000	1,025
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[9]	5,800	5,935
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[9]	4,050	4,401
DNB Bank ASA 2.375% 2021[8]	2,000	2,018
Ford Motor Credit Co. 3.375% 2025	5,750	5,896
FS Energy and Power Fund 7.50% 2023[8]	2,995	2,883
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[9]	11,150	11,275
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[9]	2,000	2,307
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[9]	390	452
Goldman Sachs Group, Inc. 2.60% 2030	7,000	7,538
Groupe BPCE SA 2.75% 2023[8]	600	628
Groupe BPCE SA 5.70% 2023[8]	3,460	3,918
Groupe BPCE SA 5.15% 2024[8]	2,500	2,849
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[8,9]	6,375	6,530
Hartford Financial Services Group, Inc. 2.80% 2029	3,480	3,786
Hartford Financial Services Group, Inc. 3.60% 2049	1,000	1,175
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[9]	1,500	1,551
HSBC Holdings PLC 4.25% 2024	3,000	3,312
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[9]	625	665
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[9]	6,000	6,240
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[9]	4,675	5,532
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[9]	9,675	11,191
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[9]	12,025	12,439
Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,702
Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,273
Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,643
Intercontinental Exchange, Inc. 3.00% 2060	2,380	2,499
Intesa Sanpaolo SpA 3.375% 2023[8]	750	786
Intesa Sanpaolo SpA 3.25% 2024[8]	750	802
Intesa Sanpaolo SpA 5.017% 2024[8]	1,730	1,893
Intesa Sanpaolo SpA 3.875% 2027[8]	300	330
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[9]	4,725	5,066
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[9]	3,955	4,001
JPMorgan Chase & Co. 1.764% 2031 (USD-SOFR + 1.05% on 11/19/2030)[9]	5,000	5,053
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[9]	7,325	7,879
JPMorgan Chase & Co. 3.109% 2051 (USD-SOFR + 3.109% on 4/22/2050)[9]	3,236	3,603
JPMorgan Chase & Co., Series Z, junior subordinated, 4.014% (3-month USD-LIBOR + 3.80% on 2/1/2021)[9]	500	498
Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[9]	1,222	1,257
Ladder Capital Corp. 5.25% 2022[8]	475	478
Ladder Capital Corp. 4.25% 2027[8]	3,157	3,110
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[9]	750	784
Lloyds Banking Group PLC 4.05% 2023	2,000	2,187
Lloyds Banking Group PLC 3.87% 2025 (UST Yield Curve Rate T Note Constant Maturity 1-year + 3.50% on 7/9/2024)[9]	6,340	6,998
Lloyds Banking Group PLC 4.45% 2025	800	918
Lloyds Banking Group PLC 4.375% 2028	2,150	2,559
LPL Financial Holdings Inc. 4.625% 2027[8]	2,200	2,284
Marsh & McLennan Companies, Inc. 3.875% 2024	820	905
Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	2,076
Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,233
MetLife, Inc. 4.55% 2030	3,770	4,715
Metropolitan Life Global Funding I 1.95% 2021[8]	1,250	1,265
Metropolitan Life Global Funding I 1.95% 2023[8]	7,800	8,050

American Funds Insurance Series	119

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Metropolitan Life Global Funding I 0.95% 2025[8]	$18,767	$19,024
MGIC Investment Corp. 5.25% 2028	1,175	1,259
Mitsubishi UFJ Financial Group, Inc. 2.623% 2022	1,610	1,665
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,727
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	5,000	5,636
Morgan Stanley 2.50% 2021	3,000	3,019
Morgan Stanley 3.70% 2024	2,410	2,684
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[9]	300	323
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[9]	18,706	18,853
Morgan Stanley 3.125% 2026	325	364
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[9]	6,000	6,518
Morgan Stanley 1.794% 2032 (USD-SOFR + 1.034% on 2/13/2031)[9]	3,000	3,020
Navient Corp. 6.50% 2022	3,675	3,898
Navient Corp. 5.50% 2023	10,165	10,654
Navient Corp. 7.25% 2023	725	796
Navient Corp. 5.875% 2024	1,005	1,070
Navient Corp. 6.125% 2024	8,030	8,597
New York Life Global Funding 1.70% 2021[8]	1,125	1,136
New York Life Global Funding 2.30% 2022[8]	250	257
New York Life Global Funding 0.95% 2025[8]	8,537	8,658
New York Life Global Funding 2.35% 2026[8]	890	951
New York Life Global Funding 1.20% 2030[8]	3,528	3,424
New York Life Insurance Company 3.75% 2050[8]	527	631
Owl Rock Capital Corp. 4.625% 2024[8]	2,305	2,363
Owl Rock Capital Corp. 3.75% 2025	2,874	2,985
Owl Rock Capital Corp. 4.00% 2025	102	107
Owl Rock Capital Corp. 3.375% 2026	1,290	1,308
PNC Bank 2.55% 2021	4,000	4,079
PNC Financial Services Group, Inc. 2.854% 2022[9]	1,445	1,513
PNC Financial Services Group, Inc. 3.50% 2024	3,850	4,198
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,217
PNC Financial Services Group, Inc. 2.55% 2030	2,000	2,192
Power Financial Corp Ltd. 5.25% 2028	383	442
Power Financial Corp Ltd. 6.15% 2028	350	427
Power Financial Corp Ltd. 4.50% 2029	554	611
Power Financial Corp Ltd. 3.95% 2030	1,213	1,298
Progressive Corp. 3.20% 2030	1,380	1,592
Prudential Financial, Inc. 3.878% 2028	500	588
Prudential Financial, Inc. 4.35% 2050	7,000	9,196
Quicken Loans, LLC 3.625% 2029[8]	1,505	1,538
Rabobank Nederland 2.75% 2022	2,250	2,307
Rabobank Nederland 4.375% 2025	4,500	5,138
Royal Bank of Canada 3.20% 2021	12,000	12,115
Royal Bank of Canada 1.15% 2025	11,711	11,972
Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,694
Skandinaviska Enskilda Banken AB 2.625% 2021	250	251
Skandinaviska Enskilda Banken AB 2.80% 2022	700	721
Springleaf Finance Corp. 6.125% 2024	5,825	6,371
Starwood Property Trust, Inc. 5.00% 2021	6,625	6,753
Starwood Property Trust, Inc. 5.50% 2023[8]	1,160	1,214
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[8,9]	2,800	3,271
Toronto-Dominion Bank 2.65% 2024	625	670
Toronto-Dominion Bank 0.75% 2025	5,375	5,398
Toronto-Dominion Bank 1.15% 2025	12,000	12,259
Travelers Companies, Inc. 4.00% 2047	860	1,116
Travelers Companies, Inc. 4.10% 2049	910	1,199
Travelers Companies, Inc. 2.55% 2050	172	181
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[10,11,12]	1,460	1,445

120	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[10,12]	$1,795	$1,244
U.S. Bancorp 2.625% 2022	1,805	1,847
U.S. Bancorp 2.40% 2024	2,000	2,133
U.S. Bancorp 3.70% 2024	5,000	5,486
U.S. Bancorp 2.375% 2026	4,000	4,339
UBS Group AG 4.125% 2025[8]	2,750	3,152
UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[8,9]	2,925	2,959
UniCredit SpA 3.75% 2022[8]	5,725	5,934
UniCredit SpA 6.572% 2022[8]	475	501
UniCredit SpA 4.625% 2027[8]	625	712
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[8,9]	1,200	1,353
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[9]	8,000	8,416
Wells Fargo & Company 3.196% 2027 (3-month USD-LIBOR + 1.17% on 6/17/2026)[9]	1,988	2,205
Wells Fargo & Company 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/22/2027)[9]	217	246
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[9]	2,904	3,169
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[9]	12,846	13,604
Wells Fargo & Company 3.068% 2041 (USD-SOFR + 2.53% on 4/30/2040)[9]	3,076	3,351
Westpac Banking Corp. 2.75% 2023	1,750	1,840
Westpac Banking Corp. 2.894% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[9]	8,500	8,914
Westpac Banking Corp. 2.668% 2035 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.75% on 11/15/2030)[9]	3,325	3,429
Westpac Banking Corp. 2.963% 2040	1,500	1,597
		674,041

Utilities 1.54%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,915
AEP Transmission Co. LLC 4.25% 2048	1,524	2,015
AEP Transmission Co. LLC 3.65% 2050	550	669
Ameren Corp. 2.50% 2024	969	1,034
Ameren Corp. 3.50% 2031	4,829	5,560
Ameren Corp. 4.50% 2049	425	579
American Electric Power Company, Inc. 2.95% 2022	3,020	3,155
American Electric Power Company, Inc. 1.00% 2025	625	633
American Electric Power Company, Inc. 2.30% 2030	4,500	4,706
CenterPoint Energy, Inc. 2.50% 2022	900	931
CenterPoint Energy, Inc. 3.85% 2024	3,275	3,585
CenterPoint Energy, Inc. 2.95% 2030	1,350	1,471
CenterPoint Energy, Inc. 3.70% 2049	2,775	3,202
CenterPoint Energy, Inc. 2.90% 2050	350	380
CMS Energy Corp. 3.00% 2026	1,004	1,108
CMS Energy Corp. 3.45% 2027	1,850	2,093
Comisión Federal de Electricidad 4.75% 2027[8]	645	734
Commonwealth Edison Co. 4.35% 2045	1,585	2,070
Commonwealth Edison Co. 4.00% 2048	2,600	3,293
Connecticut Light and Power Co. 0.75% 2025	825	835
Connecticut Light and Power Co. 3.20% 2027	1,525	1,713
Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	8,064
Consumers Energy Co. 3.25% 2046	507	580
Consumers Energy Co. 4.05% 2048	3,017	3,954
Consumers Energy Co. 3.10% 2050	1,730	2,004
Consumers Energy Co. 3.75% 2050	1,193	1,500
Dominion Resources, Inc. 2.00% 2021	665	671
Dominion Resources, Inc. 2.75% 2022	800	818
Dominion Resources, Inc. 3.30% 2025	1,164	1,283
Dominion Resources, Inc. 2.85% 2026	750	827
Dominion Resources, Inc., junior subordinated, 3.071% 2024[9]	1,775	1,917
DPL Inc. 4.125% 2025[8]	1,160	1,254

American Funds Insurance Series	121

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
DTE Energy Co. 3.95% 2049	$1,800	$2,337
Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,491
Duke Energy Corp. 0.90% 2025	800	802
Duke Energy Florida, LLC 3.20% 2027	1,445	1,615
Duke Energy Florida, LLC 1.75% 2030	5,000	5,116
Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,387
Duke Energy Ohio, Inc. 2.125% 2030	850	891
Duke Energy Progress Inc. 3.70% 2046	750	907
Duke Energy Progress, LLC 2.50% 2050	1,459	1,471
Edison International 3.55% 2024	4,763	5,133
Edison International 4.95% 2025	250	286
Edison International 5.75% 2027	5,436	6,512
Edison International 4.125% 2028	5,904	6,584
EDP Finance BV 3.625% 2024[8]	4,100	4,478
Electricité de France SA 4.75% 2035[8]	1,250	1,558
Electricité de France SA 4.875% 2038[8]	2,750	3,434
Electricité de France SA 5.60% 2040	525	705
Emera US Finance LP 3.55% 2026	320	360
Enersis Américas SA 4.00% 2026	245	275
Entergy Corp. 2.95% 2026	872	962
Entergy Corp. 3.12% 2027	3,000	3,346
Entergy Corp. 1.60% 2030	875	885
Entergy Corp. 2.80% 2030	4,700	5,081
Entergy Corp. 3.75% 2050	850	987
Entergy Louisiana, LLC 4.20% 2048	4,200	5,475
Entergy Texas, Inc. 1.75% 2031	5,575	5,597
Evergy Metro, Inc. 2.25% 2030	1,320	1,399
Eversource Energy 3.80% 2023	2,730	2,991
Exelon Corp. 3.40% 2026	100	113
Exelon Corp. 4.70% 2050	500	666
Exelon Corp., junior subordinated, 3.497% 2022[9]	1,075	1,118
FirstEnergy Corp. 1.60% 2026	4,160	4,070
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[9]	6,708	7,400
FirstEnergy Corp. 2.25% 2030	25,443	24,629
FirstEnergy Corp. 2.65% 2030	11,581	11,630
FirstEnergy Corp. 3.40% 2050	9,400	9,037
Florida Power & Light Co. 3.15% 2049	1,975	2,276
Gulf Power Co. 3.30% 2027	4,500	5,075
Interstate Power and Light Co. 2.30% 2030	825	874
Jersey Central Power & Light Co. 4.30% 2026[8]	1,790	2,004
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,244
Mississippi Power Co. 3.95% 2028	2,814	3,283
National Grid PLC 3.15% 2027[8]	275	306
NextEra Energy Capital Holdings, Inc. 2.75% 2029	641	699
Northern States Power Co. 4.125% 2044	6,000	7,781
Northern States Power Co. 2.60% 2051	147	156
Oncor Electric Delivery Company LLC 2.75% 2024	1,525	1,636
Oncor Electric Delivery Company LLC 0.55% 2025[8]	1,625	1,624
Pacific Gas and Electric Co. 1.75% 2022	1,575	1,580
Pacific Gas and Electric Co. 4.25% 2023	3,445	3,701
Pacific Gas and Electric Co. 3.40% 2024	1,385	1,476
Pacific Gas and Electric Co. 2.95% 2026	7,825	8,282
Pacific Gas and Electric Co. 3.15% 2026	6,925	7,385
Pacific Gas and Electric Co. 2.10% 2027	14,885	15,127
Pacific Gas and Electric Co. 3.30% 2027	5,118	5,484
Pacific Gas and Electric Co. 3.30% 2027	4,775	5,104
Pacific Gas and Electric Co. 3.75% 2028	500	547
Pacific Gas and Electric Co. 4.65% 2028	5,449	6,229
Pacific Gas and Electric Co. 2.50% 2031	21,246	21,300
Pacific Gas and Electric Co. 3.30% 2040	375	375
Pacific Gas and Electric Co. 3.75% 2042	1,505	1,517

122	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.50% 2050	$5,012	$4,993
PacifiCorp., First Mortgage Bonds, 3.60% 2024	5,695	6,210
PacifiCorp., First Mortgage Bonds, 4.125% 2049	5,500	7,072
Peco Energy Co. 2.80% 2050	975	1,038
PG&E Corp. 5.00% 2028	3,850	4,105
Public Service Company of Colorado 2.25% 2022	2,000	2,048
Public Service Company of Colorado 1.90% 2031	2,500	2,612
Public Service Company of Colorado 3.80% 2047	1,720	2,132
Public Service Electric and Gas Co. 3.65% 2028	1,700	1,975
Public Service Electric and Gas Co. 3.20% 2029	2,333	2,663
Public Service Electric and Gas Co. 2.45% 2030	679	738
Public Service Electric and Gas Co. 3.60% 2047	548	661
Public Service Electric and Gas Co. 2.05% 2050	1,840	1,731
Public Service Electric and Gas Co. 3.15% 2050	4,150	4,740
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,981
Public Service Enterprise Group Inc. 2.25% 2026	345	373
Public Service Enterprise Group Inc. 1.60% 2030	4,375	4,320
Puget Energy, Inc. 6.00% 2021	1,823	1,887
Puget Energy, Inc. 5.625% 2022	1,965	2,081
Puget Sound Energy, Inc. 3.25% 2049	3,000	3,339
San Diego Gas & Electric Co. 1.70% 2030	851	861
San Diego Gas & Electric Co. 6.125% 2037	1,450	1,998
San Diego Gas & Electric Co. 4.50% 2040	750	956
San Diego Gas & Electric Co. 3.75% 2047	331	388
San Diego Gas & Electric Co. 4.10% 2049	1,607	2,008
San Diego Gas & Electric Co. 3.32% 2050	500	570
Southern California Edison Co. 2.90% 2021	8,000	8,033
Southern California Edison Co. 3.70% 2025	611	686
Southern California Edison Co. 3.65% 2028	821	922
Southern California Edison Co. 2.85% 2029	5,450	5,949
Southern California Edison Co. 2.25% 2030	7,642	7,965
Southern California Edison Co. 6.00% 2034	2,500	3,482
Southern California Edison Co. 5.35% 2035	3,000	4,075
Southern California Edison Co. 5.75% 2035	675	933
Southern California Edison Co. 4.00% 2047	1,406	1,652
Southern California Edison Co. 4.125% 2048	2,902	3,468
Southern California Edison Co. 4.875% 2049	3,745	4,946
Southern California Edison Co. 3.65% 2050	1,030	1,171
Southern California Edison Co., Series C, 3.60% 2045	3,840	4,261
Southern California Gas Company 2.55% 2030	4,650	5,047
Talen Energy Corp. 10.50% 2026[8]	885	789
Talen Energy Corp. 7.25% 2027[8]	4,130	4,405
Talen Energy Supply, LLC 7.625% 2028[8]	1,575	1,700
Union Electric Co. 2.625% 2051	5,625	5,896
Virginia Electric and Power Co. 3.80% 2028	2,000	2,343
Virginia Electric and Power Co. 4.00% 2043	969	1,220
Virginia Electric and Power Co. 4.60% 2048	2,650	3,723
Virginia Electric and Power Co. 2.45% 2050	1,825	1,835
Xcel Energy Inc. 3.35% 2026	5,000	5,646
Xcel Energy Inc. 2.60% 2029	4,758	5,155
Xcel Energy Inc. 3.40% 2030	1,000	1,151
Xcel Energy Inc. 6.50% 2036	2,000	3,011
Xcel Energy Inc. 3.50% 2049	1,276	1,496
		456,786

Energy 1.53%
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[8,13]	2,935	22
Antero Resources Corp. 7.875% 2026[8]	207	214
Apache Corp. 4.875% 2027	2,150	2,282
Apache Corp. 4.375% 2028	2,580	2,690

American Funds Insurance Series	123

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Baker Hughes, a GE Co. 4.486% 2030	$1,596	$1,919
Baker Hughes, a GE Co. 4.08% 2047	571	645
BP Capital Markets America Inc. 1.749% 2030	2,024	2,032
BP Capital Markets America Inc. 3.633% 2030	1,190	1,385
BP Capital Markets America Inc. 2.772% 2050	7,552	7,472
BP Capital Markets America Inc. 2.939% 2051	1,260	1,287
Canadian Natural Resources Ltd. 2.95% 2023	1,935	2,024
Canadian Natural Resources Ltd. 2.05% 2025	5,814	6,104
Canadian Natural Resources Ltd. 3.85% 2027	4,448	4,996
Canadian Natural Resources Ltd. 2.95% 2030	10,682	11,439
Canadian Natural Resources Ltd. 4.95% 2047	1,559	1,980
Cenovus Energy Inc. 3.80% 2023	3,970	4,125
Cenovus Energy Inc. 4.25% 2027	5,690	6,216
Cenovus Energy Inc. 6.75% 2039	400	529
Cheniere Energy Partners, LP 5.625% 2026	2,475	2,584
Cheniere Energy, Inc. 4.625% 2028[8]	4,595	4,831
Cheniere Energy, Inc. 3.70% 2029	5,977	6,663
Chesapeake Energy Corp. 4.875% 2022[13]	7,225	361
Chesapeake Energy Corp. 11.50% 2025[8,13]	5,122	904
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[10,12,13]	6,132	5,028
Chevron Corp. 1.995% 2027	2,631	2,791
Chevron Corp. 2.236% 2030	1,862	1,994
Chevron Corp. 2.978% 2040	268	297
Chevron Corp. 3.078% 2050	301	335
Chevron USA Inc. 0.687% 2025	3,135	3,154
Chevron USA Inc. 1.018% 2027	7,311	7,309
CNX Resources Corp. 7.25% 2027[8]	1,725	1,848
CNX Resources Corp. 6.00% 2029[8]	425	436
Comstock Resources, Inc. 9.75% 2026	1,266	1,360
Concho Resources Inc. 4.30% 2028	9,615	11,370
Concho Resources Inc. 2.40% 2031	963	1,010
Concho Resources Inc. 4.85% 2048	750	1,010
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[8,11]	1,084	309
Continental Resources Inc. 5.75% 2031[8]	1,430	1,590
DCP Midstream Operating LP 4.95% 2022	3,145	3,250
Diamond Offshore Drilling, Inc. 4.875% 2043[13]	5,610	711
Enbridge Energy Partners, LP 5.875% 2025	3,200	3,915
Enbridge Energy Partners, LP 7.375% 2045	544	831
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,841
Enbridge Inc. 4.00% 2023	1,678	1,827
Enbridge Inc. 2.50% 2025	1,700	1,822
Enbridge Inc. 3.70% 2027	162	185
Energy Transfer Operating, LP 2.90% 2025	1,601	1,695
Energy Transfer Operating, LP 3.75% 2030	1,361	1,469
Energy Transfer Operating, LP 5.00% 2050	23,216	25,161
Energy Transfer Partners, LP 4.50% 2024	1,210	1,325
Energy Transfer Partners, LP 4.75% 2026	2,494	2,823
Energy Transfer Partners, LP 5.25% 2029	5,757	6,723
Energy Transfer Partners, LP 6.00% 2048	774	921
Energy Transfer Partners, LP 6.25% 2049	6,257	7,569
Enterprise Products Operating LLC 2.80% 2030	942	1,022
Enterprise Products Operating LLC 4.90% 2046	500	637
Enterprise Products Operating LLC 3.20% 2052	1,954	1,993
EQM Midstream Partners, LP 4.125% 2026	686	692
EQM Midstream Partners, LP 6.50% 2027[8]	2,690	3,033
EQM Midstream Partners, LP 5.50% 2028	2,588	2,834
EQT Corp. 7.875% 2025	1,295	1,477
EQT Corp. 3.90% 2027	450	448
EQT Corp. 5.00% 2029	340	359
EQT Corp. 8.75% 2030	1,110	1,358

124	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Equinor ASA 1.75% 2026	$4,064	$4,270
Equinor ASA 3.625% 2028	3,685	4,295
Equinor ASA 3.25% 2049	5,320	5,912
Extraction Oil & Gas, Inc. 5.625% 2026[8,13]	4,125	757
Exxon Mobil Corp. 2.222% 2021	3,070	3,074
Exxon Mobil Corp. 2.019% 2024	643	677
Exxon Mobil Corp. 2.992% 2025	2,000	2,190
Exxon Mobil Corp. 2.44% 2029	1,963	2,133
Exxon Mobil Corp. 3.452% 2051	596	681
Genesis Energy, LP 5.625% 2024	575	560
Genesis Energy, LP 6.50% 2025	3,572	3,480
Genesis Energy, LP 8.00% 2027	595	594
Halliburton Company 3.80% 2025	16	18
Harvest Midstream I, LP 7.50% 2028[8]	850	906
Hess Midstream Partners LP 5.125% 2028[8]	2,155	2,255
Hilcorp Energy I, LP 5.75% 2025[8]	2,575	2,613
Kinder Morgan, Inc. 4.30% 2028	4,359	5,116
Kinder Morgan, Inc. 2.00% 2031	3,000	3,034
Kinder Morgan, Inc. 3.25% 2050	1,338	1,347
Marathon Oil Corp. 4.40% 2027	1,005	1,117
MPLX LP 1.75% 2026	1,756	1,818
MPLX LP 4.125% 2027	500	577
MPLX LP 4.80% 2029	1,724	2,084
MPLX LP 2.65% 2030	8,266	8,672
MPLX LP 4.50% 2038	750	858
MPLX LP 4.70% 2048	2,500	2,970
MPLX LP 5.50% 2049	6,393	8,419
New Fortress Energy Inc. 6.75% 2025[8]	17	18
NGL Energy Partners LP 7.50% 2023	1,610	1,143
NGL Energy Partners LP 6.125% 2025	8,322	5,295
Occidental Petroleum Corp. 4.85% 2021	2,751	2,763
Occidental Petroleum Corp. 2.90% 2024	2,698	2,601
Occidental Petroleum Corp. 5.50% 2025	1,640	1,713
Occidental Petroleum Corp. 6.375% 2028	1,855	1,965
ONEOK, Inc. 2.20% 2025	527	550
ONEOK, Inc. 5.85% 2026	16,837	20,185
ONEOK, Inc. 3.10% 2030	2,141	2,283
ONEOK, Inc. 6.35% 2031	1,601	2,056
ONEOK, Inc. 5.20% 2048	298	348
ONEOK, Inc. 4.50% 2050	873	918
ONEOK, Inc. 7.15% 2051	812	1,125
Ovintiv Inc. 6.50% 2034	1,825	2,114
Parsley Energy, Inc. 5.25% 2025[8]	403	421
Peabody Energy Corp. 6.00% 2022[8]	2,750	2,013
Petrobras Global Finance Co. 6.75% 2050	2,240	2,786
Petróleos Mexicanos 6.875% 2025[8]	5,700	6,255
Petróleos Mexicanos 5.35% 2028	1,870	1,848
Phillips 66 3.90% 2028	2,107	2,432
Phillips 66 2.15% 2030	1,541	1,567
Phillips 66 Partners LP 3.55% 2026	160	175
Phillips 66 Partners LP 4.68% 2045	400	434
Phillips 66 Partners LP 4.90% 2046	275	308
Pioneer Natural Resources Company 1.90% 2030	2,564	2,542
Plains All American Pipeline, LP 3.80% 2030	830	893
Rattler Midstream Partners LP 5.625% 2025[8]	355	376
Rockies Express Pipeline LLC 4.95% 2029[8]	2,689	2,802
Sabine Pass Liquefaction, LLC 5.875% 2026	923	1,117
Sabine Pass Liquefaction, LLC 4.20% 2028	1,307	1,501
Sabine Pass Liquefaction, LLC 4.50% 2030[8]	11,548	13,696
Saudi Arabian Oil Co. 1.25% 2023[8]	250	253
Saudi Arabian Oil Co. 1.625% 2025[8]	1,160	1,189

American Funds Insurance Series	125

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Saudi Arabian Oil Co. 2.25% 2030[8]	$1,800	$1,834
Schlumberger BV 3.75% 2024[8]	495	540
Schlumberger BV 4.00% 2025[8]	70	80
Shell International Finance BV 3.875% 2028	2,787	3,302
Shell International Finance BV 2.75% 2030	5,000	5,520
Shell International Finance BV 3.25% 2050	907	1,029
Southwestern Energy Co. 6.45% 2025[9]	1,760	1,829
Southwestern Energy Co. 7.50% 2026	335	352
Southwestern Energy Co. 8.375% 2028	395	429
Statoil ASA 2.75% 2021	1,925	1,964
Statoil ASA 3.25% 2024	2,850	3,143
Statoil ASA 4.25% 2041	2,000	2,515
Suncor Energy Inc. 3.10% 2025	3,687	4,042
Sunoco Logistics Operating Partners, LP 5.40% 2047	650	733
Tallgrass Energy Partners, LP 7.50% 2025[8]	550	595
Targa Resources Partners LP 5.875% 2026	1,350	1,434
Targa Resources Partners LP 5.50% 2030	2,260	2,456
Targa Resources Partners LP 4.875% 2031[8]	1,065	1,157
Teekay Corp. 9.25% 2022[8]	4,825	4,934
Teekay Offshore Partners LP 8.50% 2023[8]	3,550	3,026
Total Capital International 3.127% 2050	808	877
Total SE 2.986% 2041	11,607	12,705
TransCanada PipeLines Ltd. 4.25% 2028	1,090	1,288
TransCanada PipeLines Ltd. 4.10% 2030	7,951	9,400
TransCanada PipeLines Ltd. 4.75% 2038	3,000	3,754
TransCanada PipeLines Ltd. 4.875% 2048	700	905
Valero Energy Corp. 4.00% 2029	4,000	4,501
Vine Oil & Gas LP 8.75% 2023[8]	2,500	2,000
Weatherford International PLC 8.75% 2024[8]	3,571	3,584
Weatherford International PLC 11.00% 2024[8]	9,918	7,761
Western Gas Partners LP 4.50% 2028	4,450	4,628
Williams Companies, Inc. 3.50% 2030	10,474	11,871
Williams Partners LP 4.30% 2024	85	94
Woodside Finance Ltd. 4.60% 2021[8]	1,965	1,973
		453,833

Health care 1.51%
Abbott Laboratories 3.40% 2023	185	201
Abbott Laboratories 3.75% 2026	5,012	5,874
Abbott Laboratories 4.75% 2036	460	634
Abbott Laboratories 4.90% 2046	500	740
AbbVie Inc. 2.60% 2024	3,000	3,218
AbbVie Inc. 3.60% 2025	10,000	11,150
AbbVie Inc. 3.80% 2025	206	230
AbbVie Inc. 2.95% 2026	1,445	1,600
Amgen Inc. 2.20% 2027	2,429	2,605
Anthem, Inc. 2.375% 2025	818	875
AstraZeneca PLC 2.375% 2022	4,072	4,186
AstraZeneca PLC 3.375% 2025	13,790	15,515
AstraZeneca PLC 0.70% 2026	8,935	8,892
AstraZeneca PLC 1.375% 2030	2,000	1,981
Bausch Health Companies Inc. 5.00% 2028[8]	1,735	1,790
Bausch Health Companies Inc. 5.25% 2031[8]	1,610	1,685
Bayer US Finance II LLC 3.875% 2023[8]	1,685	1,837
Bayer US Finance II LLC 4.25% 2025[8]	425	486
Bayer US Finance II LLC 4.375% 2028[8]	312	367
Bayer US Finance II LLC 4.20% 2034[8]	460	510
Becton, Dickinson and Company 2.894% 2022	9,020	9,325
Becton, Dickinson and Company 3.363% 2024	647	703
Becton, Dickinson and Company 3.70% 2027	19,246	22,091

126	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Becton, Dickinson and Company 2.823% 2030	$1,271	$1,398
Boston Scientific Corp. 3.45% 2024	3,100	3,361
Boston Scientific Corp. 1.90% 2025	5,856	6,154
Boston Scientific Corp. 3.85% 2025	2,289	2,584
Boston Scientific Corp. 3.75% 2026	2,595	2,946
Boston Scientific Corp. 4.00% 2029	1,550	1,827
Boston Scientific Corp. 2.65% 2030	4,030	4,328
Boston Scientific Corp. 4.70% 2049	515	707
Centene Corp. 4.75% 2025	4,000	4,110
Centene Corp. 4.25% 2027	565	600
Centene Corp. 4.625% 2029	9,665	10,743
Centene Corp. 3.00% 2030	6,895	7,317
Centene Corp. 3.375% 2030	3,397	3,579
Cigna Corp. 3.40% 2021	1,350	1,379
Cigna Corp. 3.75% 2023	1,836	1,985
Cigna Corp. 4.125% 2025	2,000	2,304
Cigna Corp. 4.80% 2038	3,880	5,058
CVS Health Corp. 3.35% 2021	194	195
CVS Health Corp. 3.70% 2023	69	74
CVS Health Corp. 1.30% 2027	3,760	3,778
CVS Health Corp. 4.30% 2028	588	700
CVS Health Corp. 1.75% 2030	4,000	4,025
CVS Health Corp. 1.875% 2031	4,000	4,050
Eli Lilly and Co. 3.375% 2029	3,330	3,867
Encompass Health Corp. 4.50% 2028	1,449	1,517
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[8]	4,517	5,051
Endo International PLC 5.75% 2022[8]	7,340	7,129
GlaxoSmithKline PLC 3.625% 2025	4,585	5,154
HCA Inc. 5.875% 2023	2,125	2,338
HCA Inc. 5.375% 2025	515	580
HCA Inc. 4.125% 2029	2,250	2,612
HCA Inc. 3.50% 2030	2,125	2,259
HealthSouth Corp. 5.75% 2025	2,685	2,779
LifePoint Health, Inc. 5.375% 2029[8]	1,680	1,681
Mallinckrodt PLC 10.00% 2025[8]	7,120	7,743
Medtronic, Inc. 3.50% 2025	701	787
Molina Healthcare, Inc. 5.375% 2022	6,985	7,408
Molina Healthcare, Inc. 3.875% 2030[8]	720	774
Novartis Capital Corp. 1.75% 2025	4,731	4,965
Novartis Capital Corp. 2.00% 2027	4,336	4,630
Novartis Capital Corp. 2.20% 2030	2,385	2,562
Owens & Minor, Inc. 4.375% 2024	5,615	5,773
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[10,12]	1,867	1,865
Par Pharmaceutical Inc. 7.50% 2027[8]	7,028	7,635
Partners HealthCare System, Inc. 3.192% 2049	1,920	2,124
Pfizer Inc. 2.95% 2024	3,825	4,128
Pfizer Inc. 3.45% 2029	8,000	9,352
Regeneron Pharmaceuticals, Inc. 1.75% 2030	5,529	5,451
Regeneron Pharmaceuticals, Inc. 2.80% 2050	6,055	5,891
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[1,5,10,11,12]	4,079	4,079
Shire PLC 2.40% 2021	1,227	1,243
Shire PLC 2.875% 2023	3,413	3,621
Shire PLC 3.20% 2026	14,821	16,589
Takeda Pharmaceutical Company, Ltd. 2.05% 2030	3,408	3,489
Team Health Holdings, Inc. 6.375% 2025[8]	8,415	7,279
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[10,12]	2,177	1,962
Tenet Healthcare Corp. 4.625% 2024	1,953	2,004
Tenet Healthcare Corp. 4.875% 2026[8]	16,225	16,993
Teva Pharmaceutical Finance Co. BV 2.80% 2023	12,560	12,457
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,765

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Co. BV 7.125% 2025	$1,935	$2,143
Teva Pharmaceutical Finance Co. BV 3.15% 2026	28,373	27,327
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	3,168
Thermo Fisher Scientific Inc. 4.497% 2030	883	1,104
UnitedHealth Group Inc. 2.375% 2024	590	629
UnitedHealth Group Inc. 3.50% 2024	4,500	4,925
UnitedHealth Group Inc. 3.375% 2027	245	280
UnitedHealth Group Inc. 3.875% 2028	2,500	3,001
UnitedHealth Group Inc. 2.875% 2029	1,050	1,194
UnitedHealth Group Inc. 4.45% 2048	5,315	7,337
Upjohn Inc. 2.30% 2027[8]	2,447	2,608
Upjohn Inc. 2.70% 2030[8]	5,692	6,042
Upjohn Inc. 3.85% 2040[8]	3,531	3,985
Upjohn Inc. 4.00% 2050[8]	2,907	3,331
Valeant Pharmaceuticals International, Inc. 6.125% 2025[8]	14,550	15,011
Zimmer Holdings, Inc. 3.15% 2022	7,070	7,273
		447,591

Communication services 1.37%
Alphabet Inc. 1.998% 2026	3,000	3,218
Alphabet Inc. 1.10% 2030	10,770	10,620
Alphabet Inc. 1.90% 2040	2,190	2,150
Alphabet Inc. 2.05% 2050	440	420
Alphabet Inc. 2.25% 2060	4,085	3,955
AT&T Inc. 1.65% 2028	10,775	11,003
AT&T Inc. 2.75% 2031	9,742	10,417
AT&T Inc. 2.25% 2032	7,525	7,644
AT&T Inc. 2.55% 2033[8]	348	359
AT&T Inc. 3.50% 2053[8]	6,966	6,966
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	581
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[8]	5,050	5,217
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	1,150	1,399
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[8]	3,500	3,719
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[8]	2,500	2,701
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	10,842	11,468
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[8]	2,975	3,139
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,504
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[8]	2,710	2,897
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	570	696
CCO Holdings LLC and CCO Holdings Capital Corp. 4.80% 2050	800	956
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	3,770	3,922
CenturyLink, Inc. 6.75% 2023	2,500	2,789
CenturyLink, Inc. 7.50% 2024	1,500	1,701
CenturyLink, Inc. 5.125% 2026[8]	2,050	2,168
CenturyLink, Inc. 4.00% 2027[8]	700	724
Comcast Corp. 3.00% 2024	500	538
Comcast Corp. 3.70% 2024	2,245	2,471
Comcast Corp. 3.95% 2025	1,470	1,690
Comcast Corp. 2.35% 2027	4,000	4,307
Comcast Corp. 4.15% 2028	2,608	3,140
Comcast Corp. 1.50% 2031	4,000	3,976
Comcast Corp. 1.95% 2031	9,236	9,506
Comcast Corp. 3.20% 2036	750	853
Comcast Corp. 3.90% 2038	1,000	1,224
Comcast Corp. 4.60% 2038	2,000	2,635
Comcast Corp. 3.75% 2040	594	716
Comcast Corp. 4.00% 2048	250	315
Comcast Corp. 2.80% 2051	1,791	1,866
Comcast Corp. 2.45% 2052	2,000	1,948
Deutsche Telekom International Finance BV 9.25% 2032	3,570	6,016

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Discovery Communications, Inc. 3.625% 2030	$5,512	$6,318
Discovery Communications, Inc. 4.65% 2050	920	1,152
Embarq Corp. 7.995% 2036	3,075	3,799
Fox Corp. 4.03% 2024	1,120	1,234
France Télécom 4.125% 2021	2,500	2,563
Frontier Communications Corp. 5.875% 2027[8]	2,225	2,410
Frontier Communications Corp. 5.00% 2028[8]	2,175	2,272
Frontier Communications Corp. 6.75% 2029[8]	775	831
Gogo Inc. 9.875% 2024[8]	20,346	21,823
iHeartCommunications, Inc. 5.25% 2027[8]	2,493	2,616
Intelsat Jackson Holding Co. 8.00% 2024[8]	7,275	7,460
Intelsat Jackson Holding Co. 8.50% 2024[8,13]	7,650	5,488
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[10,12]	2,072	2,122
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[10]	1,400	1,428
Liberty Global PLC 5.50% 2028[8]	2,075	2,193
Ligado Networks LLC 15.50% 2023[8,11]	4,325	4,217
Live Nation Entertainment, Inc. 3.75% 2028[8]	575	582
MDC Partners Inc. 6.50% 2024[8]	3,225	3,274
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[8]	4,630	4,728
Nexstar Broadcasting, Inc. 4.75% 2028[8]	1,350	1,415
Scripps Escrow II, Inc. 3.875% 2029[8]	450	470
Sinclair Television Group, Inc. 4.125% 2030[8]	1,175	1,206
Sirius XM Radio Inc. 3.875% 2022[8]	3,450	3,506
Sirius XM Radio Inc. 4.625% 2024[8]	3,345	3,470
Sprint Corp. 7.625% 2026	4,125	5,126
Sprint Corp. 6.875% 2028	6,900	9,110
TEGNA Inc. 4.75% 2026[8]	2,350	2,512
TEGNA Inc. 4.625% 2028[8]	425	435
T-Mobile US, Inc. 1.50% 2026[8]	3,000	3,077
T-Mobile US, Inc. 2.05% 2028[8]	10,100	10,518
T-Mobile US, Inc. 3.875% 2030[8]	18,459	21,399
T-Mobile US, Inc. 2.55% 2031[8]	9,149	9,619
T-Mobile US, Inc. 4.50% 2050[8]	7,638	9,435
T-Mobile US, Inc. 3.30% 2051[8]	7,565	7,797
Trilogy International Partners, LLC 8.875% 2022[8]	12,800	12,381
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[8]	425	457
Univision Communications Inc. 6.625% 2027[8]	4,800	5,164
Verizon Communications Inc. 3.00% 2027	2,200	2,439
Verizon Communications Inc. 4.329% 2028	5,785	6,968
Verizon Communications Inc. 3.875% 2029	250	295
Verizon Communications Inc. 4.016% 2029	1,902	2,259
Verizon Communications Inc. 1.68% 2030[8]	983	980
Verizon Communications Inc. 1.75% 2031	6,012	5,989
Verizon Communications Inc. 4.50% 2033	2,000	2,522
Verizon Communications Inc. 4.272% 2036	582	722
Verizon Communications Inc. 2.65% 2040	16,740	16,931
Verizon Communications Inc. 2.875% 2050	5,500	5,547
Verizon Communications Inc. 3.00% 2060	2,500	2,517
Virgin Media O2 4.25% 2031[8]	2,075	2,125
Virgin Media Secured Finance PLC 4.50% 2030[8]	2,590	2,709
Vodafone Group PLC 3.75% 2024	3,788	4,141
Vodafone Group PLC 4.125% 2025	2,500	2,860
Vodafone Group PLC 4.375% 2028	350	419
Vodafone Group PLC 5.25% 2048	500	696
Vodafone Group PLC 4.25% 2050	8,000	9,928
Walt Disney Company 2.65% 2031	2,000	2,193
Ziggo Bond Co. BV 5.125% 2030[8]	1,775	1,875
Ziggo Bond Finance BV 5.50% 2027[8]	4,813	5,032
		407,288

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 1.01%
Allison Transmission Holdings, Inc. 3.75% 2031[8]	$2,175	$2,229
Associated Materials, LLC 9.00% 2025[8]	3,749	3,983
Avis Budget Car Rental, LLC 5.75% 2027[8]	2,025	2,072
Avis Budget Group, Inc. 5.25% 2025[8]	2,275	2,291
Avis Budget Group, Inc. 10.50% 2025[8]	2,719	3,214
Avolon Holdings Funding Ltd. 3.625% 2022[8]	1,254	1,281
Avolon Holdings Funding Ltd. 3.95% 2024[8]	1,587	1,677
Avolon Holdings Funding Ltd. 4.25% 2026[8]	1,126	1,214
Avolon Holdings Funding Ltd. 4.375% 2026[8]	1,975	2,141
Boeing Company 2.70% 2022	4,400	4,524
Boeing Company 4.875% 2025	5,529	6,306
Boeing Company 2.75% 2026	18,731	19,706
Boeing Company 3.10% 2026	1,508	1,615
Boeing Company 5.04% 2027	3,000	3,511
Boeing Company 3.25% 2028	13,481	14,460
Boeing Company 5.15% 2030	2,061	2,498
Boeing Company 3.625% 2031	4,615	5,064
Boeing Company 3.60% 2034	7,500	7,933
Boeing Company 3.50% 2039	250	253
Boeing Company 3.75% 2050	1,300	1,367
Boeing Company 5.805% 2050	1,100	1,520
Bombardier Inc. 8.75% 2021[8]	1,250	1,302
Bombardier Inc. 7.875% 2027[8]	2,120	1,952
Burlington Northern Santa Fe, LLC 4.40% 2042	5,000	6,639
Burlington Northern Santa Fe, LLC 3.05% 2051	4,860	5,519
Canadian National Railway Company 3.20% 2046	1,320	1,566
Carrier Global Corp. 2.242% 2025	1,560	1,653
Carrier Global Corp. 2.493% 2027	762	823
Carrier Global Corp. 2.722% 2030	687	735
CSX Corp. 3.80% 2028	4,060	4,737
CSX Corp. 4.25% 2029	3,062	3,713
CSX Corp. 4.30% 2048	1,125	1,448
CSX Corp. 3.35% 2049	563	642
CSX Corp. 2.50% 2051	5,350	5,314
Dun & Bradstreet Corp. 6.875% 2026[8]	1,067	1,149
Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[8]	1,040	1,091
GE Capital International Funding Co. 4.418% 2035	1,200	1,433
General Dynamics Corp. 3.375% 2023	1,000	1,070
General Dynamics Corp. 3.50% 2025	329	368
General Electric Co. 3.45% 2027	2,150	2,428
General Electric Co. 3.625% 2030	800	915
General Electric Co. 4.25% 2040	550	650
General Electric Co. 4.35% 2050	1,075	1,307
Honeywell International Inc. 2.15% 2022	4,400	4,519
Honeywell International Inc. 2.30% 2024	6,925	7,386
Honeywell International Inc. 1.35% 2025	5,947	6,157
Honeywell International Inc. 2.70% 2029	4,330	4,849
Honeywell International Inc. 1.95% 2030	2,000	2,119
Howmet Aerospace Inc. 6.875% 2025	1,885	2,227
Icahn Enterprises Finance Corp. 4.75% 2024	3,590	3,735
L3Harris Technologies, Inc. 1.80% 2031	2,625	2,675
MasTec, Inc. 4.50% 2028[8]	1,425	1,498
Meritor, Inc. 4.50% 2028[8]	1,025	1,053
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[8]	2,175	2,236
Norfolk Southern Corp. 3.00% 2022	2,056	2,111
Norfolk Southern Corp. 3.05% 2050	4,151	4,552
Northrop Grumman Corp. 2.55% 2022	5,400	5,610
Northrop Grumman Corp. 2.93% 2025	1,820	1,980
Northrop Grumman Corp. 3.25% 2028	3,495	3,953
Otis Worldwide Corp. 2.293% 2027	2,135	2,283
Otis Worldwide Corp. 2.565% 2030	3,000	3,225

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
R.R. Donnelley & Sons Co. 6.50% 2023	$2,635	$2,724
Raytheon Technologies Corp. 2.80% 2022	1,500	1,543
Rolls-Royce PLC 5.75% 2027[8]	765	848
Siemens AG 2.70% 2022[8]	2,685	2,758
SkyMiles IP Ltd. 4.75% 2028[8]	3,975	4,342
The Brink’s Co. 4.625% 2027[8]	2,385	2,497
TransDigm Inc. 6.50% 2024	33,817	34,480
TransDigm Inc. 6.25% 2026[8]	451	481
TransDigm Inc. 5.50% 2027	1,100	1,158
Triumph Group, Inc. 5.25% 2022	740	707
Triumph Group, Inc. 6.25% 2024[8]	970	964
Triumph Group, Inc. 8.875% 2024[8]	970	1,066
Triumph Group, Inc. 7.75% 2025[8]	875	803
Union Pacific Corp. 3.15% 2024	1,287	1,394
Union Pacific Corp. 3.75% 2025	4,643	5,273
Union Pacific Corp. 2.15% 2027	2,318	2,465
Union Pacific Corp. 3.95% 2028	1,875	2,228
Union Pacific Corp. 3.70% 2029	6,500	7,547
Union Pacific Corp. 2.40% 2030	2,414	2,603
Union Pacific Corp. 4.30% 2049	2,690	3,511
Union Pacific Corp. 3.25% 2050	371	423
Union Pacific Corp. 3.95% 2059	1,365	1,697
Union Pacific Corp. 3.75% 2070	1,091	1,323
United Airlines Holdings, Inc. 6.50% 2027[8]	2,200	2,369
United Rentals, Inc. 3.875% 2031	675	709
United Technologies Corp. 3.65% 2023	52	56
United Technologies Corp. 3.95% 2025	5,155	5,914
United Technologies Corp. 4.125% 2028	1,960	2,337
Vertical U.S. Newco Inc. 5.25% 2027[8]	2,000	2,124
Vinci SA 3.75% 2029[8]	2,237	2,626
Wesco Aircraft Holdings, Inc. 9.00% 2026[8]	1,045	991
WESCO Distribution, Inc. 7.125% 2025[8]	1,210	1,332
WESCO Distribution, Inc. 7.25% 2028[8]	1,320	1,503
XPO Logistics, Inc. 6.25% 2025[8]	660	711
		300,988

Consumer discretionary 0.95%
Adient US LLC 9.00% 2025[8]	521	582
Amazon.com, Inc. 1.50% 2030	2,000	2,033
Amazon.com, Inc. 2.50% 2050	920	955
Amazon.com, Inc. 2.70% 2060	4,485	4,802
American Honda Finance Corp. 0.875% 2023	13,000	13,162
American Honda Finance Corp. 1.20% 2025	2,546	2,607
American Honda Finance Corp. 3.50% 2028	750	865
Bayerische Motoren Werke AG 2.25% 2023[8]	300	313
Bayerische Motoren Werke AG 3.45% 2023[8]	1,870	1,994
Bayerische Motoren Werke AG 3.15% 2024[8]	8,510	9,179
Caesars Entertainment, Inc. 6.25% 2025[8]	3,315	3,535
Carnival Corp. 11.50% 2023[8]	5,575	6,455
Ford Motor Credit Co. 3.20% 2021	2,250	2,255
Ford Motor Credit Co. 3.087% 2023	405	413
Ford Motor Credit Co. 3.664% 2024	455	468
Ford Motor Credit Co. 3.81% 2024	1,070	1,098
Ford Motor Credit Co. 5.584% 2024	423	457
Ford Motor Credit Co. 5.125% 2025	12,355	13,449
Ford Motor Credit Co. 4.542% 2026	2,455	2,624
Ford Motor Credit Co. 3.815% 2027	250	257
General Motors Company 4.20% 2027	5,156	5,844
General Motors Company 5.95% 2049	2,200	2,978
General Motors Financial Co. 3.45% 2022	2,000	2,054

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Financial Co. 3.55% 2022	$1,780	$1,857
General Motors Financial Co. 5.20% 2023	7,768	8,521
General Motors Financial Co. 3.50% 2024	4,145	4,483
General Motors Financial Co. 2.75% 2025	5,000	5,350
General Motors Financial Co. 4.30% 2025	400	449
General Motors Financial Co. 4.35% 2027	500	570
Hanesbrands Inc. 4.625% 2024[8]	860	902
Hanesbrands Inc. 5.375% 2025[8]	706	748
Hanesbrands Inc. 4.875% 2026[8]	2,700	2,936
Hilton Worldwide Holdings Inc. 5.125% 2026	2,675	2,769
Hilton Worldwide Holdings Inc. 4.00% 2031[8]	1,035	1,094
Home Depot, Inc. 3.90% 2028	825	993
Home Depot, Inc. 2.95% 2029	9,301	10,575
Home Depot, Inc. 2.70% 2030	2,180	2,434
Home Depot, Inc. 4.25% 2046	3,500	4,643
Home Depot, Inc. 4.50% 2048	428	601
Home Depot, Inc. 3.35% 2050	3,060	3,642
Hyundai Capital America 3.25% 2022[8]	480	500
Hyundai Capital America 1.80% 2025[8]	4,523	4,641
Hyundai Capital America 2.375% 2027[8]	2,579	2,707
International Game Technology PLC 6.25% 2022[8]	687	711
International Game Technology PLC 6.50% 2025[8]	4,555	5,104
International Game Technology PLC 5.25% 2029[8]	940	1,014
Lithia Motors, Inc. 4.375% 2031[8]	1,025	1,101
Lowe’s Companies, Inc. 3.65% 2029	3,574	4,172
Macy’s, Inc. 8.375% 2025[8]	1,230	1,367
Magna International Inc. 2.45% 2030	6,875	7,400
Mattel, Inc. 6.75% 2025[8]	3,225	3,407
Melco International Development Ltd. 5.75% 2028[8]	1,485	1,584
MGM Growth Properties LLC 4.625% 2025[8]	1,050	1,126
MGM Growth Properties LLC 3.875% 2029[8]	1,175	1,204
MGM Resorts International 7.75% 2022	1,700	1,814
Nissan Motor Co., Ltd. 3.043% 2023[8]	1,686	1,764
Nissan Motor Co., Ltd. 3.522% 2025[8]	4,180	4,485
Nissan Motor Co., Ltd. 4.345% 2027[8]	9,815	10,849
Nissan Motor Co., Ltd. 4.81% 2030[8]	4,000	4,514
Panther BF Aggregator 2, LP 6.25% 2026[8]	556	597
PetSmart, Inc. 8.875% 2025[8]	12,215	12,561
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[10,12]	5,870	5,824
Royal Caribbean Cruises Ltd. 11.50% 2025[8]	1,225	1,434
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,255	5,407
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[8]	2,347	2,614
Scientific Games Corp. 5.00% 2025[8]	1,996	2,062
Scientific Games Corp. 8.625% 2025[8]	1,260	1,381
Scientific Games Corp. 8.25% 2026[8]	6,905	7,453
Scientific Games Corp. 7.00% 2028[8]	950	1,023
Scientific Games Corp. 7.25% 2029[8]	1,615	1,775
Staples, Inc. 7.50% 2026[8]	3,055	3,195
Toyota Motor Credit Corp. 2.15% 2022	545	562
Toyota Motor Credit Corp. 2.60% 2022	924	946
Toyota Motor Credit Corp. 0.80% 2025	2,994	3,016
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,732
Toyota Motor Credit Corp. 3.375% 2030	2,225	2,605
VICI Properties LP 4.625% 2029[8]	995	1,066
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[8]	2,100	2,152
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[8]	450	461
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[8]	2,225	2,351
Volkswagen Group of America Finance, LLC 4.00% 2021[8]	2,500	2,577
Volkswagen Group of America Finance, LLC 4.25% 2023[8]	5,320	5,856
Volkswagen Group of America Finance, LLC 1.25% 2025[8]	3,610	3,642
Volkswagen Group of America Finance, LLC 3.35% 2025[8]	2,578	2,836

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Volkswagen Group of America Finance, LLC 4.625% 2025[8]	$3,845	$4,485
Volkswagen Group of America Finance, LLC 3.20% 2026[8]	3,201	3,539
Volkswagen Group of America Finance, LLC 1.625% 2027[8]	985	994
Wyndham Worldwide Corp. 5.375% 2026[8]	625	648
Wyndham Worldwide Corp. 4.375% 2028[8]	1,855	1,931
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[8]	3,468	3,525
		281,660

Consumer staples 0.89%
Albertsons Companies, Inc. 3.50% 2029[8]	660	668
Altria Group, Inc. 3.80% 2024	2,630	2,873
Altria Group, Inc. 4.40% 2026	445	517
Altria Group, Inc. 4.80% 2029	1,681	2,017
Altria Group, Inc. 3.40% 2030	437	491
Altria Group, Inc. 5.80% 2039	4,820	6,351
Altria Group, Inc. 4.50% 2043	3,000	3,445
Altria Group, Inc. 5.95% 2049	490	686
Altria Group, Inc. 4.45% 2050	3,500	4,145
Anheuser-Busch InBev NV 4.15% 2025	8,000	9,112
Anheuser-Busch InBev NV 4.00% 2028	4,345	5,124
Anheuser-Busch InBev NV 4.75% 2029	886	1,093
Anheuser-Busch InBev NV 5.45% 2039	7,070	9,557
Anheuser-Busch InBev NV 5.55% 2049	2,500	3,554
Anheuser-Busch InBev NV 4.50% 2050	2,150	2,710
B&G Foods, Inc. 5.25% 2025	2,175	2,248
British American Tobacco International Finance PLC 3.95% 2025[8]	4,250	4,783
British American Tobacco PLC 2.789% 2024	4,000	4,280
British American Tobacco PLC 3.222% 2024	2,826	3,061
British American Tobacco PLC 3.215% 2026	3,323	3,664
British American Tobacco PLC 3.557% 2027	1,384	1,541
British American Tobacco PLC 2.259% 2028	2,509	2,607
British American Tobacco PLC 3.462% 2029	2,000	2,185
British American Tobacco PLC 4.906% 2030	4,770	5,764
British American Tobacco PLC 2.726% 2031	4,000	4,148
British American Tobacco PLC 4.39% 2037	5,500	6,157
British American Tobacco PLC 4.54% 2047	2,953	3,279
Coca-Cola Co. 1.00% 2028	3,015	3,028
Coca-Cola Co. 1.375% 2031	1,460	1,458
Coca-Cola Co. 2.50% 2051	1,040	1,075
Conagra Brands, Inc. 4.30% 2024	4,685	5,245
Conagra Brands, Inc. 1.375% 2027	4,105	4,145
Conagra Brands, Inc. 5.30% 2038	55	74
Conagra Brands, Inc. 5.40% 2048	412	588
Constellation Brands, Inc. 2.65% 2022	7,846	8,156
Constellation Brands, Inc. 2.70% 2022	195	201
Constellation Brands, Inc. 3.20% 2023	1,340	1,416
Constellation Brands, Inc. 3.60% 2028	938	1,072
Constellation Brands, Inc. 2.875% 2030	2,259	2,479
Constellation Brands, Inc. 4.50% 2047	220	278
Constellation Brands, Inc. 3.75% 2050	351	414
Costco Wholesale Corp. 2.75% 2024	10,000	10,763
Costco Wholesale Corp. 1.60% 2030	5,000	5,127
H.J. Heinz Co. 3.875% 2027[8]	2,475	2,669
H.J. Heinz Co. 5.50% 2050[8]	1,215	1,534
Imperial Tobacco Finance PLC 3.50% 2023[8]	4,000	4,190
Keurig Dr Pepper Inc. 4.057% 2023	2,000	2,174
Keurig Dr Pepper Inc. 4.597% 2028	2,000	2,437
Keurig Dr Pepper Inc. 3.20% 2030	3,771	4,274
Keurig Dr Pepper Inc. 4.985% 2038	3,351	4,495
Keurig Dr Pepper Inc. 5.085% 2048	75	106

American Funds Insurance Series	133

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Keurig Dr Pepper Inc. 3.80% 2050	$2,552	$3,062
Kimberly-Clark Corp. 1.05% 2027	1,395	1,414
Kimberly-Clark Corp. 3.10% 2030	844	972
Kraft Heinz Company 3.95% 2025	2,195	2,418
Kraft Heinz Company 4.375% 2046	840	909
Kraft Heinz Company 4.875% 2049[8]	1,725	2,013
Molson Coors Brewing Co. 4.20% 2046	2,270	2,605
Nestlé Holdings, Inc. 3.35% 2023[8]	750	809
Nestlé Holdings, Inc. 0.625% 2026[8]	5,240	5,217
Nestlé Holdings, Inc. 1.00% 2027[8]	19,720	19,773
Nestlé Holdings, Inc. 1.25% 2030[8]	5,000	4,979
PepsiCo, Inc. 1.40% 2031	3,795	3,825
PepsiCo, Inc. 3.625% 2050	2,180	2,769
Philip Morris International Inc. 1.875% 2021	1,500	1,500
Philip Morris International Inc. 2.375% 2022	1,960	2,023
Philip Morris International Inc. 2.625% 2022	1,670	1,712
Philip Morris International Inc. 2.875% 2024	788	849
Philip Morris International Inc. 3.25% 2024	2,000	2,203
Philip Morris International Inc. 0.875% 2026	2,990	3,004
Philip Morris International Inc. 3.375% 2029	3,268	3,746
Philip Morris International Inc. 1.75% 2030	4,974	5,039
Philip Morris International Inc. 2.10% 2030	2,477	2,585
Post Holdings, Inc. 4.625% 2030[8]	2,886	3,040
Procter & Gamble Company 1.70% 2021	400	405
Procter & Gamble Company 0.55% 2025	5,595	5,646
Procter & Gamble Company 1.20% 2030	8,210	8,224
Reckitt Benckiser Group PLC 2.375% 2022[8]	1,125	1,157
Reynolds American Inc. 4.45% 2025	1,425	1,623
Reynolds American Inc. 5.85% 2045	2,030	2,598
TreeHouse Foods, Inc. 4.00% 2028	320	332
Wal-Mart Stores, Inc. 2.35% 2022	1,000	1,042
Wal-Mart Stores, Inc. 2.85% 2024	1,805	1,953
Wal-Mart Stores, Inc. 3.05% 2026	2,060	2,320
		265,224

Materials 0.76%
Anglo American Capital PLC 2.625% 2030[8]	11,275	11,808
Anglo American Capital PLC 5.625% 2030[8]	720	918
Anglo American Capital PLC 3.95% 2050[8]	2,945	3,313
Ardagh Packaging Finance 5.25% 2025[8]	833	880
Chevron Phillips Chemical Co. LLC 3.30% 2023[8]	595	630
Cleveland-Cliffs Inc. 4.875% 2024[8]	3,975	4,057
Cleveland-Cliffs Inc. 5.75% 2025	9,456	9,616
Cleveland-Cliffs Inc. 9.875% 2025[8]	925	1,089
Cleveland-Cliffs Inc. 6.75% 2026[8]	2,035	2,200
Cleveland-Cliffs Inc. 5.875% 2027	10,500	10,719
CVR Partners, LP 9.25% 2023[8]	2,350	2,355
Dow Chemical Co. 4.55% 2025	1,405	1,645
Dow Chemical Co. 3.625% 2026	1,884	2,124
Dow Chemical Co. 2.10% 2030	4,000	4,105
Dow Chemical Co. 4.80% 2049	627	845
Dow Chemical Co. 3.60% 2050	15,250	17,135
First Quantum Minerals Ltd. 7.25% 2023[8]	1,200	1,239
First Quantum Minerals Ltd. 6.50% 2024[8]	4,704	4,842
First Quantum Minerals Ltd. 7.50% 2025[8]	15,400	16,055
First Quantum Minerals Ltd. 6.875% 2026[8]	11,375	11,880
First Quantum Minerals Ltd. 6.875% 2027[8]	3,240	3,520
Freeport-McMoRan Inc. 3.875% 2023	825	862
Freeport-McMoRan Inc. 4.25% 2030	2,550	2,750
FXI Holdings, Inc. 7.875% 2024[8]	2,226	2,248

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
FXI Holdings, Inc. 12.25% 2026[8]	$4,392	$5,014
Glencore Funding LLC 4.125% 2024[8]	945	1,041
Hexion Inc. 7.875% 2027[8]	2,045	2,192
International Paper Co. 7.30% 2039	2,005	3,218
Joseph T. Ryerson & Son, Inc. 8.50% 2028[8]	1,148	1,302
LSB Industries, Inc. 9.625% 2023[8]	5,170	5,344
LYB International Finance III, LLC 1.25% 2025	5,780	5,885
LYB International Finance III, LLC 2.25% 2030	3,690	3,819
LYB International Finance III, LLC 3.375% 2040	11,184	11,977
LYB International Finance III, LLC 3.625% 2051	2,922	3,199
LYB International Finance III, LLC 3.80% 2060	1,186	1,281
Methanex Corp. 5.125% 2027	4,525	4,924
Mosaic Co. 3.25% 2022	1,788	1,869
Mosaic Co. 4.05% 2027	1,587	1,799
Newcrest Finance Pty Ltd. 3.25% 2030[8]	1,329	1,470
Newcrest Finance Pty Ltd. 4.20% 2050[8]	371	455
Nutrition & Biosciences, Inc. 1.832% 2027[8]	7,468	7,699
Nutrition & Biosciences, Inc. 2.30% 2030[8]	5,310	5,471
Praxair, Inc. 1.10% 2030	6,604	6,540
Praxair, Inc. 2.00% 2050	1,605	1,505
Sherwin-Williams Co. 2.75% 2022	29	30
Sherwin-Williams Co. 3.125% 2024	275	299
Sherwin-Williams Co. 2.95% 2029	4,000	4,407
Sherwin-Williams Co. 3.80% 2049	5,208	6,295
Tronox Ltd. 6.50% 2026[8]	1,980	2,064
Vale Overseas Ltd. 3.75% 2030	3,949	4,397
Valvoline Inc. 4.375% 2025	670	692
Venator Materials Corp. 5.75% 2025[8]	5,845	5,476
Venator Materials Corp. 9.50% 2025[8]	1,495	1,637
Warrior Met Coal, Inc. 8.00% 2024[8]	5,095	5,214
Westlake Chemical Corp. 4.375% 2047	500	595
		223,945

Information technology 0.74%
Adobe Inc. 1.90% 2025	2,216	2,344
Adobe Inc. 2.30% 2030	11,627	12,593
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[10,12]	4,150	4,172
Apple Inc. 3.00% 2024	625	673
Apple Inc. 0.55% 2025	14,140	14,213
Apple Inc. 1.125% 2025	1,866	1,920
Apple Inc. 3.35% 2027	40	46
Apple Inc. 1.25% 2030	8,760	8,768
Apple Inc. 2.40% 2050	3,000	3,077
Avaya Inc. 6.125% 2028[8]	1,600	1,712
Broadcom Inc. 3.125% 2022	1,575	1,649
Broadcom Inc. 3.625% 2024	1,575	1,731
Broadcom Inc. 4.25% 2026	7,508	8,606
Broadcom Inc. 4.75% 2029	4,710	5,634
Broadcom Inc. 4.15% 2030	5,000	5,791
Broadcom Inc. 5.00% 2030	1,807	2,198
Broadcom Ltd. 3.625% 2024	750	811
Broadcom Ltd. 3.875% 2027	3,060	3,440
CommScope Finance LLC 6.00% 2026[8]	2,425	2,558
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[10,12]	1,342	1,312
Diebold Nixdorf, Inc. 9.375% 2025[8]	3,775	4,235
Diebold, Inc. 8.50% 2024	1,400	1,419
Fiserv, Inc. 2.75% 2024	1,600	1,719
Fiserv, Inc. 3.20% 2026	7,455	8,355
Fiserv, Inc. 2.25% 2027	1,030	1,099
Fiserv, Inc. 3.50% 2029	4,070	4,654

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Fiserv, Inc. 2.65% 2030	$12,611	$13,653
Fiserv, Inc. 4.40% 2049	1,800	2,411
Gartner, Inc. 4.50% 2028[8]	650	687
Global Payments Inc. 2.90% 2030	3,528	3,839
Intuit Inc. 0.95% 2025	1,530	1,551
Intuit Inc. 1.35% 2027	3,565	3,652
Intuit Inc. 1.65% 2030	4,870	5,006
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[10,12]	2,602	2,606
Microsoft Corp. 3.30% 2027	4,000	4,565
Microsoft Corp. 4.20% 2035	6,000	7,890
Microsoft Corp. 4.10% 2037	628	825
Microsoft Corp. 2.525% 2050	2,961	3,123
Oracle Corp. 3.60% 2050	6,730	7,860
PayPal Holdings, Inc. 2.65% 2026	2,364	2,599
PayPal Holdings, Inc. 2.85% 2029	2,770	3,081
PayPal Holdings, Inc. 2.30% 2030	3,303	3,541
PayPal Holdings, Inc. 3.25% 2050	932	1,077
Sabre Holdings Corp. 5.25% 2023[8]	325	330
Sabre Holdings Corp. 9.25% 2025[8]	1,025	1,221
ServiceNow, Inc. 1.40% 2030	8,965	8,752
Unisys Corp. 6.875% 2027[8]	725	794
Veritas Holdings Ltd. 7.50% 2025[8]	3,860	3,966
ViaSat, Inc. 5.625% 2027[8]	555	584
Visa Inc. 2.80% 2022	2,000	2,093
Visa Inc. 3.15% 2025	5,500	6,173
Visa Inc. 0.75% 2027	4,450	4,441
Visa Inc. 1.10% 2031	10,000	9,872
Visa Inc. 2.00% 2050	5,000	4,776
Xerox Corp. 4.125% 2023	906	953
Xerox Corp. 5.50% 2028[8]	2,450	2,604
		219,254

Real estate 0.42%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	363
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,418
Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,122
Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,513
Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	4,097
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	576
American Campus Communities, Inc. 3.75% 2023	3,055	3,230
American Campus Communities, Inc. 4.125% 2024	2,075	2,267
American Campus Communities, Inc. 3.30% 2026	1,698	1,855
American Campus Communities, Inc. 3.625% 2027	9,545	10,528
American Campus Communities, Inc. 2.85% 2030	144	151
American Campus Communities, Inc. 3.875% 2031	744	844
American Tower Corp. 3.55% 2027	1,425	1,613
American Tower Corp. 1.50% 2028	10,000	10,068
American Tower Corp. 3.60% 2028	1,000	1,137
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,115
Brookfield Property REIT Inc. 5.75% 2026[8]	6,050	5,980
Communications Sales & Leasing, Inc. 6.00% 2023[8]	2,475	2,529
Corporate Office Properties LP 3.60% 2023	390	413
Corporate Office Properties LP 5.25% 2024	3,595	3,976
Corporate Office Properties LP 2.25% 2026	1,431	1,493
Equinix, Inc. 2.625% 2024	501	536
Equinix, Inc. 2.90% 2026	6,087	6,664
Equinix, Inc. 1.80% 2027	1,295	1,334
Equinix, Inc. 1.55% 2028	5,920	6,023
Equinix, Inc. 3.20% 2029	6,170	6,810
Equinix, Inc. 2.15% 2030	2,969	3,025

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Equinix, Inc. 3.00% 2050	$2,095	$2,128
Essex Portfolio LP 3.875% 2024	1,000	1,099
Essex Portfolio LP 3.50% 2025	6,825	7,566
Gaming and Leisure Properties, Inc. 3.35% 2024	1,263	1,330
Hospitality Properties Trust 4.50% 2023	1,945	1,958
Hospitality Properties Trust 4.50% 2025	150	148
Hospitality Properties Trust 4.95% 2027	500	504
Hospitality Properties Trust 3.95% 2028	1,950	1,888
Host Hotels & Resorts LP 4.50% 2026	355	389
Howard Hughes Corp. 5.375% 2028[8]	2,450	2,640
Iron Mountain Inc. 5.25% 2030[8]	3,695	3,995
Iron Mountain Inc. 4.50% 2031[8]	2,015	2,113
Ladder Capital Corp. 5.25% 2025[8]	440	440
Public Storage 2.37% 2022	565	584
QTS Realty Trust, Inc. 3.875% 2028[8]	2,025	2,068
Scentre Group 3.25% 2025[8]	1,000	1,066
Scentre Group 3.50% 2025[8]	3,075	3,290
Scentre Group 3.75% 2027[8]	2,430	2,620
UDR, Inc. 2.95% 2026	760	835
Westfield Corp. Ltd. 3.15% 2022[8]	4,290	4,364
Westfield Corp. Ltd. 3.50% 2029[8]	443	465
		123,170

Total corporate bonds, notes & loans		3,853,780

U.S. Treasury bonds & notes 8.47%
U.S. Treasury 6.99%
U.S. Treasury 1.50% 2021	3,777	3,811
U.S. Treasury 1.625% 2021	3,704	3,732
U.S. Treasury 1.625% 2021	98	99
U.S. Treasury 1.75% 2021	425	431
U.S. Treasury 2.25% 2021[14]	95,000	95,664
U.S. Treasury 2.50% 2021	200,000	200,359
U.S. Treasury 2.75% 2021	19,232	19,586
U.S. Treasury 0.125% 2022	114,525	114,548
U.S. Treasury 0.125% 2022	20,000	20,004
U.S. Treasury 1.375% 2022	5,000	5,068
U.S. Treasury 1.375% 2022	280	286
U.S. Treasury 1.50% 2022	9,407	9,627
U.S. Treasury 1.625% 2022	94	97
U.S. Treasury 1.875% 2022	80,000	81,633
U.S. Treasury 1.875% 2022	4,000	4,122
U.S. Treasury 2.125% 2022	37,000	38,471
U.S. Treasury 0.125% 2023	5,362	5,355
U.S. Treasury 0.125% 2023	2,000	1,999
U.S. Treasury 0.25% 2023	30,000	30,077
U.S. Treasury 1.375% 2023	5,309	5,449
U.S. Treasury 2.25% 2023	5,000	5,312
U.S. Treasury 2.375% 2023	5,000	5,233
U.S. Treasury 2.75% 2023	15,000	15,908
U.S. Treasury 1.50% 2024	22,500	23,583
U.S. Treasury 1.50% 2024	907	950
U.S. Treasury 2.125% 2024	5,000	5,313
U.S. Treasury 2.25% 2024	5,000	5,319
U.S. Treasury 2.375% 2024	70,000	75,442
U.S. Treasury 2.50% 2024	225,000	241,055
U.S. Treasury 2.50% 2024	700	754
U.S. Treasury 0.25% 2025	89,250	89,011
U.S. Treasury 0.25% 2025	84,812	84,641
U.S. Treasury 0.25% 2025	2,272	2,263
U.S. Treasury 0.375% 2025	3,368	3,372

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 0.375% 2025	$2,705	$2,715
U.S. Treasury 2.50% 2025	3,500	3,818
U.S. Treasury 2.75% 2025	3,229	3,581
U.S. Treasury 1.50% 2026	500	529
U.S. Treasury 1.625% 2026	60,000	63,990
U.S. Treasury 1.625% 2026	27,000	28,786
U.S. Treasury 1.625% 2026	7,000	7,444
U.S. Treasury 1.625% 2026	1,500	1,597
U.S. Treasury 0.50% 2027	46,770	46,591
U.S. Treasury 0.50% 2027	33,050	32,899
U.S. Treasury 0.50% 2027	4,418	4,389
U.S. Treasury 1.125% 2027	762	790
U.S. Treasury 2.25% 2027	78,250	86,472
U.S. Treasury 2.375% 2027	880	981
U.S. Treasury 2.875% 2028	5,217	6,042
U.S. Treasury 0.625% 2030	18,400	17,985
U.S. Treasury 0.875% 2030	128,258	127,767
U.S. Treasury 1.50% 2030	36,651	38,765
U.S. Treasury 1.125% 2040	60,975	57,877
U.S. Treasury 2.50% 2046	3,755	4,486
U.S. Treasury 3.00% 2047	9,355	12,252
U.S. Treasury 3.00% 2048	336	441
U.S. Treasury 2.25% 2049[14]	15,000	17,169
U.S. Treasury 2.375% 2049[14]	75,000	88,101
U.S. Treasury 1.375% 2050	194,447	181,954
U.S. Treasury 1.625% 2050	20,000	19,905
U.S. Treasury 2.00% 2050[14]	15,075	16,370
		2,072,270

U.S. Treasury inflation-protected securities 1.48%
U.S. Treasury Inflation-Protected Security 0.125% 2024[15]	86,266	92,498
U.S. Treasury Inflation-Protected Security 0.625% 2024[15]	87,479	93,915
U.S. Treasury Inflation-Protected Security 0.125% 2025[15]	23,186	24,937
U.S. Treasury Inflation-Protected Security 0.75% 2028[15]	18,153	21,133
U.S. Treasury Inflation-Protected Security 0.875% 2029[15]	20,465	24,068
U.S. Treasury Inflation-Protected Security 0.125% 2030[15]	23,488	26,199
U.S. Treasury Inflation-Protected Security 1.00% 2049[15]	102,525	144,589
U.S. Treasury Inflation-Protected Security 0.25% 2050[15]	10,301	12,271
		439,610

Total U.S. Treasury bonds & notes		2,511,880

Mortgage-backed obligations 7.41%
Federal agency mortgage-backed obligations 7.05%
Fannie Mae Pool #885290 6.00% 2021[16]	2	2
Fannie Mae Pool #AD7072 4.00% 2025[16]	5	5
Fannie Mae Pool #AE3069 4.00% 2025[16]	3	3
Fannie Mae Pool #AE2321 4.00% 2025[16]	2	2
Fannie Mae Pool #AH9695 4.00% 2026[16]	519	552
Fannie Mae Pool #AH6431 4.00% 2026[16]	472	503
Fannie Mae Pool #890329 4.00% 2026[16]	72	76
Fannie Mae Pool #AJ3010 4.00% 2026[16]	42	45
Fannie Mae Pool #AH8174 4.00% 2026[16]	5	6
Fannie Mae Pool #AL3908 4.00% 2026[16]	4	4
Fannie Mae Pool #AH5618 4.00% 2026[16]	4	4
Fannie Mae Pool #AH0829 4.00% 2026[16]	4	4
Fannie Mae Pool #AH8275 4.00% 2026[16]	2	3
Fannie Mae Pool #AL7299 4.00% 2027[16]	265	281
Fannie Mae Pool #MA1109 4.00% 2027[16]	5	5
Fannie Mae Pool #MA3653 3.00% 2029[16]	45	48
Fannie Mae Pool #AL8347 4.00% 2029[16]	534	567

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #254767 5.50% 2033[16]	$321	$374
Fannie Mae Pool #555956 5.50% 2033[16]	217	253
Fannie Mae Pool #BN1085 4.00% 2034[16]	820	870
Fannie Mae Pool #BN3172 4.00% 2034[16]	408	432
Fannie Mae Pool #MA4228 1.50% 2036[16]	64,738	66,646
Fannie Mae Pool #MA4229 2.00% 2036[16]	12,064	12,621
Fannie Mae Pool #AS8554 3.00% 2036[16]	12,279	12,934
Fannie Mae Pool #929185 5.50% 2036[16]	473	556
Fannie Mae Pool #893641 6.00% 2036[16]	1,046	1,251
Fannie Mae Pool #893688 6.00% 2036[16]	286	342
Fannie Mae Pool #907239 6.00% 2036[16]	60	70
Fannie Mae Pool #AD0249 5.50% 2037[16]	177	206
Fannie Mae Pool #190379 5.50% 2037[16]	94	111
Fannie Mae Pool #924952 6.00% 2037[16]	1,205	1,431
Fannie Mae Pool #888292 6.00% 2037[16]	969	1,153
Fannie Mae Pool #928031 6.00% 2037[16]	117	138
Fannie Mae Pool #888637 6.00% 2037[16]	16	19
Fannie Mae Pool #AD0119 6.00% 2038[16]	1,484	1,761
Fannie Mae Pool #AD0095 6.00% 2038[16]	1,154	1,365
Fannie Mae Pool #995674 6.00% 2038[16]	562	667
Fannie Mae Pool #AE0021 6.00% 2038[16]	468	553
Fannie Mae Pool #AL7164 6.00% 2038[16]	281	328
Fannie Mae Pool #AB0538 6.00% 2038[16]	222	260
Fannie Mae Pool #995391 6.00% 2038[16]	32	38
Fannie Mae Pool #889983 6.00% 2038[16]	30	35
Fannie Mae Pool #995224 6.00% 2038[16]	18	21
Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
Fannie Mae Pool #AL0013 6.00% 2040[16]	294	347
Fannie Mae Pool #AL0309 6.00% 2040[16]	96	114
Fannie Mae Pool #AB4536 6.00% 2041[16]	565	669
Fannie Mae Pool #AL7228 6.00% 2041[16]	395	467
Fannie Mae Pool #AP2131 3.50% 2042[16]	5,880	6,346
Fannie Mae Pool #AU8813 4.00% 2043[16]	2,968	3,356
Fannie Mae Pool #AU9348 4.00% 2043[16]	1,768	2,000
Fannie Mae Pool #AU9350 4.00% 2043[16]	1,410	1,568
Fannie Mae Pool #AL8773 3.50% 2045[16]	9,959	10,820
Fannie Mae Pool #AL8354 3.50% 2045[16]	2,392	2,614
Fannie Mae Pool #BC4764 3.00% 2046[16]	21,678	22,815
Fannie Mae Pool #AL8522 3.50% 2046[16]	4,748	5,188
Fannie Mae Pool #BD9699 3.50% 2046[16]	1,895	2,040
Fannie Mae Pool #BD9307 4.00% 2046[16]	1,733	1,897
Fannie Mae Pool #BC7611 4.00% 2046[16]	501	549
Fannie Mae Pool #BH4084 3.50% 2047[16]	20,500	21,774
Fannie Mae Pool #BE1290 3.50% 2047[16]	3,822	4,145
Fannie Mae Pool #CA0770 3.50% 2047[16]	3,514	3,735
Fannie Mae Pool #MA3211 4.00% 2047[16]	6,971	7,490
Fannie Mae Pool #257036 7.00% 2047[16]	11	12
Fannie Mae Pool #256975 7.00% 2047[16]	2	2
Fannie Mae Pool #BJ3775 3.50% 2048[16]	13,514	14,336
Fannie Mae Pool #BK7655 3.899% 2048[12,16]	683	719
Fannie Mae Pool #CA2377 4.00% 2048[16]	16,923	18,085
Fannie Mae Pool #BK0920 4.00% 2048[16]	2,979	3,182
Fannie Mae Pool #BJ9256 4.00% 2048[16]	2,968	3,170
Fannie Mae Pool #BJ9252 4.00% 2048[16]	891	952
Fannie Mae Pool #BK0915 4.00% 2048[16]	265	283
Fannie Mae Pool #BK6971 4.00% 2048[16]	216	231
Fannie Mae Pool #MA3277 4.00% 2048[16]	28	30
Fannie Mae Pool #BK5255 4.00% 2048[16]	27	30
Fannie Mae Pool #CA2493 4.50% 2048[16]	1,894	2,058
Fannie Mae Pool #CA4756 3.00% 2049[16]	10,033	10,863
Fannie Mae Pool #BK8767 4.00% 2049[16]	189	206

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4256 2.50% 2051[16]	$3,051	$3,218
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	121	144
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	32	39
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[12,16]	1,160	1,191
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	2,248	2,288
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	1,603	1,627
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[12,16]	5,566	5,880
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[12,16]	5,262	5,589
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[12,16]	4,544	4,869
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[12,16]	5,881	6,372
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[12,16]	4,697	5,080
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.477% 2026[12,16]	9,665	10,575
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[12,16]	2,891	3,241
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	67	63
Freddie Mac Pool #Q46021 3.50% 2047[16]	2,396	2,592
Freddie Mac Pool #ZK7598 3.00% 2027[16]	10,439	10,976
Freddie Mac Pool #ZK7580 3.00% 2027[16]	4,541	4,828
Freddie Mac Pool #QN1174 2.50% 2034[16]	642	670
Freddie Mac Pool #SB8083 1.50% 2036[16]	14,002	14,415
Freddie Mac Pool #SB8084 2.00% 2036[16]	3,275	3,426
Freddie Mac Pool #C91912 3.00% 2037[16]	19,815	20,882
Freddie Mac Pool #G03978 5.00% 2038[16]	692	805
Freddie Mac Pool #G04553 6.50% 2038[16]	84	95
Freddie Mac Pool #G08347 4.50% 2039[16]	121	135
Freddie Mac Pool #C03518 5.00% 2040[16]	1,211	1,409
Freddie Mac Pool #Q05807 4.00% 2042[16]	2,988	3,295
Freddie Mac Pool #Q23185 4.00% 2043[16]	1,886	2,134
Freddie Mac Pool #Q23190 4.00% 2043[16]	1,446	1,608
Freddie Mac Pool #760014 3.116% 2045[12,16]	420	439
Freddie Mac Pool #Q37988 4.00% 2045[16]	10,020	11,077
Freddie Mac Pool #G60344 4.00% 2045[16]	8,736	9,678
Freddie Mac Pool #Z40130 3.00% 2046[16]	6,415	7,004
Freddie Mac Pool #Q41909 4.50% 2046[16]	884	970
Freddie Mac Pool #Q41090 4.50% 2046[16]	547	600
Freddie Mac Pool #760015 2.849% 2047[12,16]	980	1,013
Freddie Mac Pool #Q52216 3.50% 2047[16]	13,195	14,009
Freddie Mac Pool #Q52157 3.50% 2047[16]	2,902	3,081
Freddie Mac Pool #SI2002 4.00% 2048[16]	6,236	6,675
Freddie Mac Pool #ZM6968 4.00% 2048[16]	3,718	3,970
Freddie Mac Pool #SD7507 3.00% 2049[16]	33,113	35,812
Freddie Mac Pool #RA2020 3.00% 2050[16]	13,908	14,949
Freddie Mac, Series T041, Class 3A, 5.222% 2032[12,16]	240	272
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[16]	3,025	3,176
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[16]	5,555	5,981
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,648
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,466
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[12,16]	9,778	10,998
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	11,062
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	8,226
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,420
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[16]	5,770	6,622
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[16]	4,375	5,035
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,884
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	8,475	9,091
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[12,16]	8,495	8,927
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[12,16]	4,449	4,677
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[12,16]	1,877	1,990

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[12,16]	$1,401	$1,527
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	3,306	3,582
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,852	3,115
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	1,135	1,239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	15,488	16,882
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	8,737	9,322
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	3,363	3,558
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	4,393	4,650
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	7,001	7,426
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	2,455	2,714
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.448% 2027[12,16]	1,301	1,338
Government National Mortgage Assn. 2.00% 2051[16,17]	149,150	155,465
Government National Mortgage Assn. 2.00% 2051[16,17]	83,050	86,703
Government National Mortgage Assn. 2.50% 2051[16,17]	5,375	5,668
Government National Mortgage Assn. 3.00% 2051[16,17]	74,000	77,425
Government National Mortgage Assn. 3.50% 2051[16,17]	13,404	14,202
Government National Mortgage Assn. 3.50% 2051[16,17]	13,352	14,139
Government National Mortgage Assn. 4.00% 2051[16,17]	13,107	13,981
Government National Mortgage Assn. 4.50% 2051[16,17]	7,053	7,560
Government National Mortgage Assn. 4.50% 2051[16,17]	2,947	3,156
Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	1,191	1,302
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	17,039	18,229
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	2,226	2,391
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	28,452	30,796
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	6,837	7,374
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	4,167	4,506
Government National Mortgage Assn. Pool #MA7052 2.50% 2050[16]	15,905	16,854
Uniform Mortgage-Backed Security 1.50% 2036[16,17]	89,384	91,842
Uniform Mortgage-Backed Security 1.50% 2036[16,17]	15,049	15,455
Uniform Mortgage-Backed Security 2.00% 2036[16,17]	54,690	57,117
Uniform Mortgage-Backed Security 2.00% 2036[16,17]	17,235	18,017
Uniform Mortgage-Backed Security 3.00% 2036[16,17]	8,784	9,218
Uniform Mortgage-Backed Security 2.00% 2051[16,17]	69,840	72,297
Uniform Mortgage-Backed Security 2.00% 2051[16,17]	45,476	47,153
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	123,053	129,292
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	92,374	97,198
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	114,305	119,939
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	24,371	25,555
Uniform Mortgage-Backed Security 3.50% 2051[16,17]	147,126	155,725
Uniform Mortgage-Backed Security 4.00% 2051[16,17]	105,276	112,587
Uniform Mortgage-Backed Security 4.50% 2051[16,17]	41,792	45,352
		2,091,688

Collateralized mortgage-backed obligations (privately originated) 0.18%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[8,12,16]	1,624	1,651
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[8,12,16]	3,810	3,817
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[8,12,16]	2,163	2,240
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[8,16]	4,191	4,353
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	216	228
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[8,16]	10,763	11,678
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[8,16]	3,798	4,172
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[8,12,16]	1,120	1,167

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[8,12,16]	$1,069	$1,114
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[8,12,16]	5,422	5,483
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[8,12,16]	1,408	1,412
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[8,12,16]	765	768
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	495	518
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[8,12,16]	3,001	3,005
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[8,12,16]	1,625	1,629
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[8,12,16]	2,862	2,884
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[8,12,16]	2,427	2,505
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[8,12,16]	981	987
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[8,12,16]	1,794	1,845
Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[8,12,16]	2,500	2,504
		53,960

Commercial mortgage-backed securities 0.18%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	3,130
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 1.009% 2036[8,12,16]	2,000	1,982
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,146
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	3,168
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	1,015	1,058
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,308
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,335	1,426
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[8,16]	5,201	5,517
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	5,602	6,040
Manhattan West, Series 2020-OMW, Class A, 2.13% 2039[8,16]	13,772	14,516
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	981	1,044
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	1,038	1,086
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[8,16]	2,650	2,669
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,8,12,16]	5,219	5,219
		53,309

Total mortgage-backed obligations		2,198,957

Asset-backed obligations 0.79%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[8,16]	1,920	1,998
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[8,16]	1,114	1,176
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[8,16]	539	551
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[8,16]	138	141
CarMaxAuto Owner Trust, Series 2020-1, Class A2, 1.87% 2023[16]	993	1,000
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[8,16]	15,289	15,616
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[8,16]	2,633	2,677
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[8,16]	945	962
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[8,16]	177	179
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[8,16]	7,267	7,339
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[8,16]	1,527	1,544
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[8,16]	9,277	9,403
CLI Funding V LLC, Series 2020-3A, Class B, 3.30% 2045[8,16]	973	983
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[8,12,16]	918	930
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[8,16]	2,964	3,032
Drive Auto Receivables Trust, Series 2020-1, Class A2, 1.99% 2022[16]	153	153
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 2023[16]	1,498	1,502
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[16]	595	601

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	$820	$845
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,316
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[8,16]	40	40
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 2022[8,16]	36	36
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[8,16]	285	287
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[8,16]	110	112
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 2023[8,16]	688	690
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[8,16]	13,474	13,572
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[8,16]	3,900	3,932
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[8,16]	4,330	4,441
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[8,16]	13,095	14,053
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[8,16]	9,756	10,650
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[8,16]	8,861	9,354
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[8,16]	11,965	13,165
Ford Credit Auto Owner Trust, Series 2020-2, Class A, 1.06% 2033[8,16]	12,376	12,516
Ford Credit Floorplan Master Owner Trust, Series 2020-2, Class A, 1.06% 2027[16]	10,000	10,172
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[8,16]	917	922
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[8,16]	369	359
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 2029[8,16]	159	159
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[8,16]	3,152	3,169
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[8,16]	13,337	13,504
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[8,16]	16,701	16,926
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[8,16]	691	700
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2017-2A, Class A, 3.29% 2023[8,16]	483	484
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[8,16]	746	748
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-3A, Class A, 4.03% 2024[8,16]	280	281
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[8,16]	730	731
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	2,815	2,868
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.134% 2028[8,12,16]	3,400	3,404
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07% 2023[16]	380	382
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	444	450
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	357
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,069
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[8,12,16]	2,976	2,977
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[8,16]	2,320	2,348
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[8,16]	260	263
Textainer Marine Containers Ltd., Series 2020-2A, Class A, 2.10% 2045[8,16]	3,648	3,710
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[8,16]	3,250	3,474
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[8,16]	889	917
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[8,16]	18,596	18,875
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 2.57% 2023[8,16]	915	919
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[8,16]	870	881
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[8,16]	1,390	1,419
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 2024[16]	7,000	7,023
		235,287

Bonds & notes of governments & government agencies outside the U.S. 0.21%
CPPIB Capital Inc. 2.375% 2021[8]	6,000	6,009
CPPIB Capital Inc. 2.25% 2022[8]	4,286	4,377
CPPIB Capital Inc. 2.75% 2027[8]	6,600	7,436
KfW 2.125% 2022	375	384
Manitoba (Province of) 3.05% 2024	2,600	2,824
Morocco (Kingdom of) 3.00% 2032[8]	3,000	3,054

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Morocco (Kingdom of) 4.00% 2050[8]	$3,000	$3,103
Peru (Republic of) 1.862% 2032	2,525	2,550
Peru (Republic of) 2.78% 2060	3,775	3,817
Qatar (State of) 3.375% 2024[8]	2,315	2,511
Qatar (State of) 4.00% 2029[8]	745	885
Qatar (State of) 4.817% 2049[8]	750	1,025
Quebec (Province of) 2.375% 2022	5,057	5,173
Quebec (Province of) 2.75% 2027	9,000	10,077
Saudi Arabia (Kingdom of) 3.25% 2030[8]	1,750	1,933
Saudi Arabia (Kingdom of) 5.25% 2050[8]	1,000	1,366
United Mexican States 2.659% 2031	2,703	2,773
United Mexican States 3.771% 2061	1,528	1,595
		60,892

Federal agency bonds & notes 0.13%
Fannie Mae 1.875% 2026	13,000	14,062
Fannie Mae 0.875% 2030	23,958	23,506
		37,568

Municipals 0.11%
California 0.01%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	2,285	2,323
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	1,340	1,355
		3,678

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	25	26
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	35	37
		63

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,541
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,650
		11,191

Illinois 0.02%
G.O. Bonds, Pension Funding Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,757

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	40	40

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	70	74

Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

South Carolina 0.04%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	20	21
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2013-E, 5.00% 2048	20	22
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	1,350	1,552

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
South Carolina (continued)
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	$1,390	$1,606
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	2,955	3,408
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	3,020	3,572
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2035	410	502
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	1,685	2,058
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	650	796
		13,537
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	15	16

Total municipals		33,381

Total bonds, notes & other debt instruments (cost: $8,502,239,000)		8,931,745

Short-term securities 7.71%	Shares
Money market investments 7.71%
Capital Group Central Cash Fund 0.12%[4,18]	22,734,631	2,273,691
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	12,643,336	12,643

Total short-term securities (cost: $2,285,981,000)		2,286,334
Total investment securities 104.10% (cost: $22,172,583,000)		30,874,255
Other assets less liabilities (4.10)%		(1,216,604)

Net assets 100.00%		$29,657,651

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[20]	Value at 12/31/2020 (000)	[21]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2 Year U.S. Treasury Note Futures	Long	1,726	April 2021	$345,200		$381,405		$362
5 Year U.S. Treasury Note Futures	Long	485	April 2021	48,500		61,190		128
10 Year U.S. Treasury Note Futures	Long	116	March 2021	11,600		16,017		27
10 Year Ultra U.S. Treasury Note Futures	Short	3,275	March 2021	(327,500)		(512,077)		1,093
20 Year U.S. Treasury Bond Futures	Long	1,185	March 2021	118,500		205,227		(1,792)
30 Year Ultra U.S. Treasury Bond Futures	Long	494	March 2021	49,400		105,500		(590)
								$(772)

Swap contracts

Interest rate swaps
Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
U.S. EFFR	0.0795%	7/13/2025	$125,400	$796	$—	$796

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$100	$2	$2	$—	[7]

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)
Common stocks 0.55%
Information technology 0.00%
MKS Instruments, Inc.[22]	$308,028	$14,580	$87,945	$13,498	$82,829	$—	$2,040
Health care 0.04%
NuCana PLC (ADR)[2]	7,257	8,574	1	—	(2,463)	13,367	—
Consumer discretionary 0.51%
Kontoor Brands, Inc.	136,467	9,313	—	—	4,292	150,072	3,300
Total common stocks						163,439
Short-term securities 7.67%
Money market investments 7.67%
Capital Group Central Cash Fund 0.12%[18]	1,584,844	5,613,428	4,925,712	1,347	(216)	2,273,691	10,928
Total 8.22%				$14,845	$84,442	$2,437,130	$16,268

146	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,524,494,000, which represented 5.14% of the net assets of the fund. This amount includes $1,490,120,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $13,741,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Affiliate of the fund or part of the same group of investment companies as the fund, in each case as defined under the Investment Company Act of 1940.
[5]	Value determined using significant unobservable inputs.
[6]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[7]	Amount less than one thousand.
[8]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,283,591,000, which represented 4.33% of the net assets of the fund.
[9]	Step bond; coupon rate may change at a later date.
[10]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $33,087,000, which represented .11% of the net assets of the fund.
[11]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[12]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[13]	Scheduled interest and/or principal payment was not received.
[14]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $8,238,000, which represented .03% of the net assets of the fund.
[15]	Index-linked bond whose principal amount moves with a government price index.
[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 12/31/2020.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Notional amount is calculated based on the number of contracts and notional contract size.
[21]	Value is calculated based on the notional amount and current market price.
[22]	Unaffiliated issuer at 12/31/2020.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$6,949	$13,074	.04%
Advanz Pharma Corp. Ltd.	8/31/2018-9/4/2018	2,219	773	.01
Total private placement securities		$9,168	$13,847	.05%

Key to abbreviations and symbol

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Auth. = Authority

CLO = Collateralized Loan Obligations

Dept. = Department

Dev. = Development

EFFR = Effective Federal Funds Rate

Fin. = Finance

G.O. = General Obligation

GDR = Global Depositary Receipts

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	147

Global Balanced Fund

Investment portfolio December 31, 2020

Common stocks 58.02%	Shares	Value (000)
Information technology 14.67%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	772,000	$14,499
Microsoft Corp.	51,361	11,423
ASML Holding NV1	21,414	10,349
Broadcom Inc.	19,688	8,620
PagSeguro Digital Ltd., Class A2	98,303	5,591
Tokyo Electron Ltd.[1]	12,300	4,588
Keyence Corp.[1]	3,900	2,195
Edenred SA1	38,207	2,168
Visa Inc., Class A	8,945	1,957
Mastercard Inc., Class A	5,259	1,877
Amphenol Corp., Class A	13,928	1,821
Murata Manufacturing Co., Ltd.[1]	18,800	1,693
		66,781

Health care 8.83%
AstraZeneca PLC[1]	68,312	6,825
UnitedHealth Group Inc.	14,645	5,136
Humana Inc.	8,875	3,641
Pfizer Inc.	88,181	3,246
Thermo Fisher Scientific Inc.	6,032	2,810
Merck & Co., Inc.	33,487	2,739
Coloplast A/S, Class B1	17,427	2,662
Mettler-Toledo International Inc.[2]	2,089	2,381
Fisher & Paykel Healthcare Corp. Ltd.[1]	87,349	2,074
Novartis AG1	20,845	1,969
Cigna Corp.	6,958	1,449
Carl Zeiss Meditec AG, non-registered shares[1]	10,029	1,334
Viatris Inc.[2]	63,052	1,182
Gilead Sciences, Inc.	16,639	969
Koninklijke Philips NV (EUR denominated)[1,2]	16,938	906
Bayer AG1	14,514	853
		40,176

Financials 7.28%
JPMorgan Chase & Co.	53,654	6,818
Zurich Insurance Group AG1	13,094	5,550
Berkshire Hathaway Inc., Class A2	11	3,826
BlackRock, Inc.	4,013	2,895
AIA Group Ltd.[1]	206,600	2,545
Hong Kong Exchanges and Clearing Ltd.[1]	43,100	2,370
Tokio Marine Holdings, Inc.[1]	40,000	2,072
S&P Global Inc.	5,890	1,936
B3 SA - Brasil, Bolsa, Balcao	154,305	1,841
Deutsche Boerse AG1	10,789	1,832
FinecoBank SpA[1,2]	89,681	1,464
		33,149

Consumer staples 6.32%
Nestlé SA1	49,011	5,770
Philip Morris International Inc.	62,968	5,213
Kweichow Moutai Co., Ltd., Class A1	12,400	3,790
British American Tobacco PLC[1]	88,645	3,297
British American Tobacco PLC (ADR)	4,587	172
Altria Group, Inc.	81,153	3,327
Keurig Dr Pepper Inc.	98,392	3,149
Budweiser Brewing Co. APAC Ltd.[1]	367,900	1,216
Coca-Cola European Partners PLC	20,787	1,036
Coca-Cola Company	17,456	957
Procter & Gamble Company	5,916	823
		28,750

148	American Funds Insurance Series

Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 5.27%
LVMH Moët Hennessy-Louis Vuitton SE1	7,305	$4,564
Home Depot, Inc.	14,441	3,836
Amazon.com, Inc.[2]	905	2,947
Ocado Group PLC[1,2]	91,873	2,879
Darden Restaurants, Inc.	17,400	2,073
Domino’s Pizza, Inc.	4,733	1,815
Alibaba Group Holding Ltd.[1,2]	57,300	1,674
General Motors Company	34,796	1,449
Ferrari NV1	5,608	1,297
Peugeot SA1,2	31,465	861
Wynn Resorts, Ltd.	5,258	593
		23,988

Industrials 4.99%
Airbus SE, non-registered shares[1,2]	25,944	2,850
SITC International Holdings Co. Ltd.[1]	1,109,000	2,401
SMC Corp.[1]	3,700	2,260
Lockheed Martin Corp.	6,285	2,231
Spirax-Sarco Engineering PLC[1]	12,695	1,962
MTU Aero Engines AG1	7,308	1,904
Watsco, Inc.	6,594	1,494
CSX Corp.	16,155	1,466
BAE Systems PLC[1]	201,878	1,350
Honeywell International Inc.	5,705	1,214
United Parcel Service, Inc., Class B	6,356	1,070
Union Pacific Corp.	4,976	1,036
Nidec Corp.[1]	7,400	932
Boeing Company	2,458	526
		22,696

Communication services 2.86%
SoftBank Corp.[1]	295,200	3,701
Alphabet Inc., Class C2	1,708	2,992
Nintendo Co., Ltd.[1]	4,500	2,872
Verizon Communications Inc.	46,262	2,718
América Móvil, SAB de CV, Series L (ADR)	49,856	725
		13,008

Materials 2.86%
Givaudan SA1	657	2,768
Vale SA, ordinary nominative	138,510	2,332
Croda International PLC[1]	24,263	2,192
LyondellBasell Industries NV	17,400	1,595
Akzo Nobel NV1	14,721	1,581
Koninklijke DSM NV1	8,699	1,499
Rio Tinto PLC[1]	13,862	1,037
		13,004

Real estate 2.69%
Crown Castle International Corp. REIT	18,510	2,947
Equinix, Inc. REIT	3,430	2,450
Longfor Group Holdings Ltd.[1]	374,000	2,196
Gaming and Leisure Properties, Inc. REIT	43,213	1,832
American Tower Corp. REIT	7,855	1,763
Shimao Group Holdings Ltd.[1]	334,500	1,069
Shimao Services Holdings Ltd.[1,2]	4,271	7
		12,264

American Funds Insurance Series	149

Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Energy 1.25%
TC Energy Corp. (CAD denominated)		51,157	$2,080
Baker Hughes Co., Class A		78,260	1,632
Chevron Corp.		13,871	1,171
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)		73,448	825
			5,708

Utilities 1.00%
Enel SpA[1]		365,980	3,696
Brookfield Infrastructure Partners LP		17,213	852
			4,548

Total common stocks (cost: $171,327,000)			264,072

Preferred securities 0.45%
Information technology 0.45%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]		30,276	2,055

Total preferred securities (cost: $1,560,000)			2,055

Bonds, notes & other debt instruments 31.89%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.75%
Abu Dhabi (Emirate of) 2.50% 2022[3]		$200	207
Abu Dhabi (Emirate of) 0.75% 2023[3]		275	276
Abu Dhabi (Emirate of) 3.125% 2027[3]		200	225
Agricultural Development Bank of China 3.75% 2029	CNY	550	85
Agricultural Development Bank of China 2.96% 2030		4,350	630
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	1,175	1,046
Australia (Commonwealth of), Series 162, 1.75% 2051		400	294
Bermuda 2.375% 2030[3]		$200	210
Brazil (Federative Republic of) 0% 2021	BRL	3,000	572
Brazil (Federative Republic of) 6.00% 2024[4]		2,395	532
Brazil (Federative Republic of) 10.00% 2027		1,200	273
Canada 2.25% 2025	C$	1,400	1,191
Canada 2.25% 2029		1,440	1,286
Chile (Republic of) 4.50% 2026	CLP	235,000	379
China (People’s Republic of), Series 1916, 3.12% 2026	CNY	6,650	1,017
China (People’s Republic of), Series INBK, 2.85% 2027		6,000	902
China (People’s Republic of), Series 1906, 3.29% 2029		5,500	845
China (People’s Republic of), Series 1910, 3.86% 2049		5,010	778
China (People’s Republic of), Series INBK, 3.39% 2050		300	43
China Development Bank Corp., Series 1805, 4.04% 2028		5,000	789
China Development Bank Corp., Series 1905, 3.48% 2029		11,780	1,785
Colombia (Republic of) 5.75% 2027	COP	2,154,200	669
Colombia (Republic of), Series B, 7.75% 2030		453,000	156
French Republic O.A.T. 3.25% 2045		€160	338
Germany (Federal Republic of) 0% 2025		910	1,152
Germany (Federal Republic of) 0.50% 2027		675	893
Germany (Federal Republic of) 0.25% 2029		830	1,091
Germany (Federal Republic of) 0% 2030		705	910
Germany (Federal Republic of) 0% 2030		400	516
Germany (Federal Republic of) 0% 2050		610	782
Greece (Hellenic Republic of) 3.375% 2025		475	659
Greece (Hellenic Republic of) 3.75% 2028		280	421
Greece (Hellenic Republic of) 3.875% 2029		270	418
Indonesia (Republic of) 3.75% 2022		$410	427
Indonesia (Republic of) 3.85% 2027[3]		400	458
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	3,977,000	327
Indonesia (Republic of), Series 82, 7.00% 2030		1,000,000	77

150	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 87, 6.50% 2031	IDR	2,010,000	$150
Indonesia (Republic of), Series 74, 7.50% 2032		597,000	46
Indonesia (Republic of), Series 65, 6.625% 2033		1,493,000	109
Israel (State of) 2.875% 2024		€200	267
Israel (State of) 1.50% 2027		100	133
Israel (State of) 2.00% 2027	ILS	2,600	888
Israel (State of) 5.50% 2042		700	373
Italy (Republic of) 0.10% 2023[4]		€772	965
Italy (Republic of) 0.95% 2027		1,025	1,315
Japan, Series 134, 0.10% 2022		¥31,900	310
Japan, Series 17, 0.10% 2023[4]		10,450	101
Japan, Series 19, 0.10% 2024[4]		30,330	294
Japan, Series 18, 0.10% 2024[4]		20,780	202
Japan, Series 145, 0.10% 2025		110,200	1,078
Japan, Series 21, 0.10% 2026[4]		40,483	394
Japan, Series 346, 0.10% 2027		173,250	1,699
Japan, Series 22, 0.10% 2027[4]		25,376	247
Japan, Series 23, 0.10% 2028[4]		66,293	644
Japan, Series 24, 0.10% 2029[4]		213,289	2,076
Japan, Series 356, 0.10% 2029		112,800	1,105
Japan, Series 360, 0.10% 2030		415,150	4,052
Japan, Series 152, 1.20% 2035		212,000	2,339
Japan, Series 42, 1.70% 2044		94,100	1,156
Kuwait (State of) 2.75% 2022[3]		$200	206
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR	1,380	372
Malaysia (Federation of), Series 0417, 3.899% 2027		1,300	355
Malaysia (Federation of), Series 0418, 4.893% 2038		2,800	822
Malaysia (Federation of), Series 0519, 3.757% 2040		1,650	431
Malaysia (Federation of), Series 0216, 4.736% 2046		609	173
Morocco (Kingdom of) 4.25% 2022		$200	211
Morocco (Kingdom of) 3.50% 2024		€100	133
Morocco (Kingdom of) 1.375% 2026		130	160
Morocco (Kingdom of) 1.50% 2031		125	149
Morocco (Kingdom of) 1.50% 2031		100	119
Morocco (Kingdom of) 3.00% 2032[3]		$200	204
National Highways Authority of India 7.17% 2021	INR	30,000	424
Netherlands (Kingdom of the) 0% 2027		€810	1,029
Netherlands (Kingdom of the) 5.50% 2028		100	176
Norway (Kingdom of) 1.75% 2025	NKr	4,000	489
Nova Scotia (Province of) 3.15% 2051	C$	170	165
Panama (Republic of) 3.16% 2030		$265	294
Peru (Republic of) 2.392% 2026		90	96
Peru (Republic of) 6.15% 2032	PEN	600	202
Peru (Republic of) 5.625% 2050		$20	32
Philippines (Republic of) 1.648% 2031		200	203
Qatar (State of) 3.40% 2025[3]		200	221
Qatar (State of) 4.50% 2028[3]		500	607
Quebec (Province of) 1.90% 2030	C$	700	581
Romania 3.624% 2030		€692	1,011
Romania 3.624% 2030		225	329
Romania 2.00% 2032		100	128
Romania 3.50% 2034		65	95
Romania 3.875% 2035		170	255
Romania 3.375% 2038		250	352
Romania 4.625% 2049		184	304
Romania 4.625% 2049		25	41
Romania 3.375% 2050		73	103
Russian Federation 7.00% 2023	RUB	16,600	237
Russian Federation 2.875% 2025		€200	270
Russian Federation 2.875% 2025		100	135
Russian Federation 4.25% 2027		$200	229

American Funds Insurance Series	151

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 6.90% 2029	RUB	25,250	$367
Russian Federation 7.65% 2030		6,000	92
Russian Federation 8.50% 2031		5,530	90
Russian Federation 7.70% 2033		23,030	351
Russian Federation 7.25% 2034		8,140	120
Saudi Arabia (Kingdom of) 2.894% 2022[3]		$200	206
Saudi Arabia (Kingdom of) 3.625% 2028[3]		200	224
Serbia (Republic of) 3.125% 2027		€915	1,259
Singapore (Republic of) 2.625% 2028	S$	275	236
Singapore (Republic of) 2.875% 2029		155	137
Singapore (Republic of) 2.875% 2030		165	148
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR	2,200	98
South Africa (Republic of), Series R-2048, 8.75% 2048		6,300	353
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	560,000	525
South Korea (Republic of), Series 2503, 1.50% 2025		639,700	595
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$250	218
Thailand (Kingdom of) 2.125% 2026	THB	16,450	594
Ukraine 6.75% 2026		€150	202
United Kingdom 1.75% 2022		£280	395
United Kingdom 2.75% 2024		50	76
United Kingdom 4.75% 2030		460	911
United Kingdom 4.25% 2032		280	553
United Kingdom 4.50% 2034		225	476
United Kingdom 0.625% 2035		600	833
United Kingdom 3.25% 2044		250	526
United Mexican States 0.70% 2021		¥100,000	968
United Mexican States, Series M, 7.50% 2027	MXN	25,740	1,473
United Mexican States, Series M20, 8.50% 2029		11,500	705
United Mexican States 2.659% 2031		$216	222
United Mexican States, Series M, 8.00% 2047	MXN	4,000	237
			67,135

U.S. Treasury bonds & notes 10.85%
U.S. Treasury 10.36%
U.S. Treasury 0.125% 2022		$8,318	8,319
U.S. Treasury 1.875% 2022		700	713
U.S. Treasury 1.875% 2022		600	617
U.S. Treasury 0.375% 2025		8,605	8,616
U.S. Treasury 2.25% 2027		700	774
U.S. Treasury 2.25% 2027		300	333
U.S. Treasury 2.875% 2028[5]		1,275	1,477
U.S. Treasury 2.875% 2028		700	813
U.S. Treasury 0.625% 2030		2,640	2,580
U.S. Treasury 0.625% 2030		650	633
U.S. Treasury 0.875% 2030		14,286	14,231
U.S. Treasury 2.875% 2046		400	511
U.S. Treasury 1.375% 2050[5]		8,058	7,540
			47,157

U.S. Treasury inflation-protected securities 0.49%
U.S. Treasury Inflation-Protected Security 0.25% 2029[4]		713	807
U.S. Treasury Inflation-Protected Security 1.375% 2044[4,5]		279	403
U.S. Treasury Inflation-Protected Security 1.00% 2049[4,5]		724	1,021
			2,231

Total U.S. Treasury bonds & notes			49,388

152	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 4.81%
Financials 1.23%
ACE INA Holdings Inc. 2.875% 2022	$10	$10
ACE INA Holdings Inc. 3.35% 2026	10	11
ACE INA Holdings Inc. 4.35% 2045	20	27
Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[6]	€100	137
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[6]	$100	107
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[6]	500	511
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[6]	236	267
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[6]	20	21
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[6]	€100	126
China Construction Bank Corp. 2.45% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 2.15% on 6/24/2025)[6]	$300	308
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[6]	175	192
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[6]	130	135
Goldman Sachs Group, Inc. 3.50% 2025	207	230
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[6]	78	95
Groupe BPCE SA 0.64% 2022	¥100,000	972
Groupe BPCE SA 5.70% 2023[3]	$200	227
Groupe BPCE SA 1.00% 2025	€100	127
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[6]	$200	228
JPMorgan Chase & Co. 3.25% 2022	28	30
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[6]	160	197
Mizuho Financial Group, Ltd. 2.721% 2023 (3-month USD-LIBOR + 0.84% on 7/16/2022)[6]	271	280
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[6]	200	202
Morgan Stanley 3.125% 2026	110	123
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[6]	72	78
New York Life Insurance Company 3.75% 2050[3]	23	28
PNC Financial Services Group, Inc. 2.854% 2022[6]	100	105
Rabobank Nederland 3.875% 2023	€100	134
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	257
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	400	426
		5,591

Utilities 1.05%
Abu Dhabi National Energy Company PJSC (TAQA) 3.625% 2023[3]	200	212
Berkshire Hathaway Energy Company 3.70% 2030[3]	25	30
Berkshire Hathaway Energy Company 1.65% 2031[3]	175	175
CMS Energy Corp. 3.00% 2026	150	166
Duke Energy Carolinas, LLC 3.05% 2023	280	296
Duke Energy Progress, LLC 3.70% 2028	75	88
Edison International 4.125% 2028	160	178
Enel Finance International SA 2.75% 2023[3]	200	209
Enel Finance International SA 3.50% 2028[3]	200	228
Enersis Américas SA 4.00% 2026	35	39
Exelon Corp. 3.40% 2026	150	169
Exelon Corp., junior subordinated, 3.497% 2022[6]	25	26
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[6]	120	132
FirstEnergy Corp. 3.50% 2028[3]	35	37
Interstate Power and Light Co. 2.30% 2030	50	53
NextEra Energy Capital Holdings, Inc. 2.75% 2029	234	255
NextEra Energy Capital Holdings, Inc. 2.25% 2030	478	502
Niagara Mohawk Power Corp. 3.508% 2024[3]	85	93
Pacific Gas and Electric Co. 2.95% 2026	25	26
Pacific Gas and Electric Co. 2.10% 2027	100	102
Pacific Gas and Electric Co. 4.65% 2028	114	130
Pacific Gas and Electric Co. 4.55% 2030	31	35
Pacific Gas and Electric Co. 2.50% 2031	600	602
Pacific Gas and Electric Co. 3.50% 2050	137	137

American Funds Insurance Series	153

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
State Grid Overseas Investment Ltd. 1.25% 2022		€100	$124
State Grid Overseas Investment Ltd. 3.50% 2027[3]		$450	501
Xcel Energy Inc. 3.35% 2026		216	244
			4,789

Communication services 0.48%
AT&T Inc. 2.75% 2031		375	401
AT&T Inc. 2.55% 2033[3]		64	66
Comcast Corp. 3.95% 2025		80	92
Deutsche Telekom International Finance BV 9.25% 2032		45	76
France Télécom 9.00% 2031[6]		65	107
KT Corp. 0.22% 2022		¥100,000	966
T-Mobile US, Inc. 2.05% 2028[3]		$200	208
Walt Disney Company 2.65% 2031		240	263
			2,179

Health care 0.46%
Abbott Laboratories 3.75% 2026		51	60
Aetna Inc. 2.80% 2023		10	10
Amgen Inc. 1.90% 2025		40	42
Amgen Inc. 2.20% 2027		30	32
AstraZeneca PLC 3.50% 2023		150	162
Bayer US Finance II LLC 3.875% 2023[3]		200	218
Becton, Dickinson and Company 2.894% 2022		47	49
Becton, Dickinson and Company 3.734% 2024		35	39
Becton, Dickinson and Company 3.70% 2027		43	49
Becton, Dickinson and Company 2.823% 2030		28	31
Bristol-Myers Squibb Co. 2.90% 2024		178	193
Cigna Corp. 4.125% 2025		80	92
EMD Finance LLC 3.25% 2025[3]		250	274
Medtronic, Inc. 3.50% 2025		31	35
Novartis Capital Corp. 1.75% 2025		31	33
Novartis Capital Corp. 2.00% 2027		34	36
Novartis Capital Corp. 2.20% 2030		73	78
Stryker Corp. 0.75% 2029		€210	267
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		100	137
Thermo Fisher Scientific Inc. 4.133% 2025		$84	96
Upjohn Inc. 2.70% 2030[3]		142	151
			2,084

Energy 0.39%
Canadian Natural Resources Ltd. 2.95% 2030		161	173
Enbridge Inc. 4.25% 2026		70	82
Enbridge Inc. 3.70% 2027		45	51
Equinor ASA 1.75% 2026		35	37
Equinor ASA 2.375% 2030		70	75
Exxon Mobil Corp. 2.992% 2025		135	148
Exxon Mobil Corp. 3.482% 2030		170	198
Halliburton Company 3.80% 2025		3	3
MPLX LP 2.65% 2030		75	79
Petróleos Mexicanos 7.19% 2024	MXN	1,335	61
Petróleos Mexicanos 7.47% 2026		5,330	224
Saudi Arabian Oil Co. 1.625% 2025[3]		$200	205
Shell International Finance BV 3.50% 2023		330	359
Statoil ASA 3.70% 2024		50	55
			1,750

154	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.36%
Amazon.com, Inc. 2.80% 2024	$170	$184
Amazon.com, Inc. 1.20% 2027	50	51
Amazon.com, Inc. 2.50% 2050	305	316
Bayerische Motoren Werke AG 3.90% 2025[3]	70	79
Bayerische Motoren Werke AG 4.15% 2030[3]	70	85
DaimlerChrysler North America Holding Corp. 2.00% 2021[3]	200	201
Hyundai Capital America 3.25% 2022[3]	65	68
Hyundai Capital America 2.375% 2027[3]	109	114
Hyundai Capital Services Inc. 3.75% 2023[3]	250	266
Toyota Motor Credit Corp. 2.90% 2023	100	106
Toyota Motor Credit Corp. 3.00% 2025	100	110
Toyota Motor Credit Corp. 3.375% 2030	33	39
		1,619

Consumer staples 0.35%
Altria Group, Inc. 1.00% 2023	€110	137
Altria Group, Inc. 2.20% 2027	270	360
Anheuser-Busch InBev NV 4.00% 2028	$100	118
Anheuser-Busch InBev NV 4.75% 2029	220	272
British American Tobacco PLC 3.215% 2026	62	68
British American Tobacco PLC 3.557% 2027	105	117
British American Tobacco PLC 3.462% 2029	75	82
Conagra Brands, Inc. 4.30% 2024	210	235
Keurig Dr Pepper Inc. 4.597% 2028	175	213
		1,602

Real estate 0.19%
American Campus Communities, Inc. 3.75% 2023	100	106
American Campus Communities, Inc. 4.125% 2024	90	98
Corporate Office Properties LP 3.60% 2023	65	69
Equinix, Inc. 2.15% 2030	197	201
Essex Portfolio LP 3.50% 2025	120	133
Essex Portfolio LP 3.375% 2026	40	45
WEA Finance LLC 3.75% 2024[3]	200	211
		863

Industrials 0.15%
Carrier Global Corp. 2.242% 2025	36	38
Carrier Global Corp. 2.493% 2027	30	32
CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[6]	200	198
CSX Corp. 3.80% 2050	6	7
CSX Corp. 2.50% 2051	75	75
Lima Metro Line 2 Finance Ltd. 5.875% 2034[3]	105	127
United Technologies Corp. 4.125% 2028	170	203
		680

Information technology 0.13%
Broadcom Inc. 3.15% 2025	70	76
Broadcom Inc. 4.15% 2030	70	81
Microsoft Corp. 2.40% 2026	187	204
Oracle Corp. 2.65% 2026	216	238
		599

Materials 0.02%
Vale Overseas Ltd. 3.75% 2030	94	105

Total corporate bonds, notes & loans		21,861

American Funds Insurance Series	155

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations 1.42%
Other mortgage-backed securities 0.73%
Korea Housing Finance Corp. 2.00% 2021[3,7]		$250	$253
Nordea Kredit 0.50% 2040[7]	DKr	1,846	305
Nykredit Realkredit AS, Series 01E, 1.50% 2037[7]		821	140
Nykredit Realkredit AS, Series 01E, 0.50% 2040[7]		12,241	2,021
Nykredit Realkredit AS, Series 01E, 1.50% 2040[7]		2,102	358
Nykredit Realkredit AS, Series 01E, 0.50% 2050[7]		1,466	238
			3,315

Federal agency mortgage-backed obligations 0.69%
Fannie Mae Pool #MA4228 1.50% 2036[7]		$1,042	1,073
Freddie Mac Pool #SB8083 1.50% 2036[7]		267	275
Freddie Mac Pool #2B7343 3.711% 2049[7,8]		136	142
Government National Mortgage Assn. 4.00% 2051[7,9]		75	80
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[7]		18	19
Uniform Mortgage-Backed Security 1.50% 2036[7,9]		1,508	1,550
			3,139

Total mortgage-backed obligations			6,454

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		100	102

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		80	84

Total municipals			186

Asset-backed obligations 0.02%
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[3,7,8]		93	95

Total bonds, notes & other debt instruments (cost: $137,636,000)			145,119

Short-term securities 9.30%
Money market investments 5.35%
Capital Group Central Cash Fund 0.12%[10,11]		243,271	24,329

Commercial paper 3.95%
Toronto-Dominion Bank 0.19% due 1/19/2021[3]		9,000	9,000
NRW.Bank 0.21% due 1/22/2021[3]		9,000	8,999
			17,999

Total short-term securities (cost: $42,325,000)			42,328
Total investment securities 99.66% (cost: $352,848,000)			453,574
Other assets less liabilities 0.34%			1,558

Net assets 100.00%			$455,132

156	American Funds Insurance Series

Global Balanced Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [12]	Value at 12/31/2020 (000) [13]	Unrealized appreciation at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	18	March 2021	$(1,800)	$(2,814)	$3

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
GBP626	USD833	Citibank	1/6/2021	$24
EUR560	USD665	Goldman Sachs	1/6/2021	19
ILS800	USD239	Standard Chartered Bank	1/6/2021	9
JPY39,700	USD383	UBS AG	1/6/2021	2
CAD10	USD8	Standard Chartered Bank	1/6/2021	— [14]
GBP200	EUR224	Citibank	1/6/2021	— [14]
USD275	MXN5,550	HSBC Bank	1/6/2021	(4)
PLN1,400	USD372	Citibank	1/7/2021	3
EUR715	USD860	Bank of New York Mellon	1/8/2021	14
CNH3,320	USD505	HSBC Bank	1/8/2021	6
USD377	PLN1,400	Barclays Bank PLC	1/8/2021	3
USD451	EUR370	Citibank	1/8/2021	(1)
USD520	EUR430	JPMorgan Chase	1/8/2021	(5)
USD717	MXN14,415	HSBC Bank	1/8/2021	(6)
USD541	CAD700	Standard Chartered Bank	1/8/2021	(9)
USD397	ZAR6,080	Standard Chartered Bank	1/8/2021	(16)
USD899	ILS2,960	Citibank	1/8/2021	(23)
CAD1,400	USD1,094	Goldman Sachs	1/12/2021	6
USD260	AUD350	Citibank	1/12/2021	(10)
JPY234,930	USD2,252	HSBC Bank	1/14/2021	24
CLP175,000	USD237	Citibank	1/14/2021	9
KRW320,500	USD295	Standard Chartered Bank	1/14/2021	— [14]
USD421	INR31,100	HSBC Bank	1/14/2021	(4)
USD11	RUB800	Citibank	1/15/2021	— [14]
EUR717	USD871	Goldman Sachs	1/19/2021	5
CZK11,700	EUR444	Standard Chartered Bank	1/19/2021	2
USD549	CAD700	Barclays Bank PLC	1/19/2021	(1)
USD513	CNH3,360	Goldman Sachs	1/19/2021	(3)
USD540	CZK11,700	Standard Chartered Bank	1/19/2021	(5)
ILS2,000	USD617	Goldman Sachs	1/21/2021	6
MXN8,100	USD404	Morgan Stanley	1/21/2021	2
CNH1,700	USD261	Goldman Sachs	1/21/2021	— [14]
USD174	JPY18,000	Goldman Sachs	1/21/2021	— [14]
USD523	ILS1,700	JPMorgan Chase	1/21/2021	(6)
USD545	BRL2,788	Goldman Sachs	1/22/2021	8
KRW476,000	USD435	Citibank	1/22/2021	3
USD431	KRW476,000	Citibank	1/22/2021	(7)
EUR3,234	USD3,945	HSBC Bank	1/25/2021	8
CAD1,170	USD896	Morgan Stanley	1/29/2021	24
CAD1,170	USD897	Citibank	1/29/2021	22
MXN6,630	USD317	Morgan Stanley	1/29/2021	15
MXN6,640	USD319	Morgan Stanley	1/29/2021	13
ZAR2,790	USD177	JPMorgan Chase	1/29/2021	12
EUR502	DKK3,737	Citibank	1/29/2021	— [14]
EUR63	DKK467	Goldman Sachs	1/29/2021	— [14]
EUR63	DKK467	Citibank	1/29/2021	— [14]

American Funds Insurance Series	157

Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR1,219	DKK9,069	Citibank	1/29/2021	$— [14]
USD280	AUD370	HSBC Bank	1/29/2021	(5)
USD169	ZAR2,790	Bank of America	1/29/2021	(21)
USD617	MXN13,270	Morgan Stanley	1/29/2021	(48)
USD1,764	CAD2,340	Citibank	1/29/2021	(74)
CAD1,390	USD1,074	Barclays Bank PLC	2/10/2021	18
USD1,027	CAD1,320	Goldman Sachs	2/10/2021	(11)
				$(2)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
(0.0955)%	6-month EURIBOR	7/22/2024	€2,200	$21	$—	$21

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$3,800	$93	$93	$—	[14]

Investments in affiliates11

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 5.35%
Money market investments 5.35%
Capital Group Central Cash Fund 0.12%[10]	$2,825	$130,916	$109,410	$3	$(5)	$24,329	$103

158	American Funds Insurance Series

Global Balanced Fund (continued)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $131,628,000, which represented 28.92% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,404,000, which represented 5.58% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $184,000, which represented .04% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Purchased on a TBA basis.
[10]	Rate represents the seven-day yield at 12/31/2020.
[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.
[14]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
MYR = Malaysian ringgits
NKr = Norwegian kroner
PEN = Peruvian nuevos soles
PLN = Polish zloty
Ref. = Refunding
Rev. = Revenue
RUB = Russian rubles
S$ = Singapore dollars
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
THB = Thai baht
USD/$ = U.S. dollars
ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	159

Bond Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 96.71%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 33.25%
Financials 7.75%
ACE INA Holdings Inc. 2.875% 2022	$3,625	$3,781
ACE INA Holdings Inc. 3.35% 2026	2,025	2,283
ACE INA Holdings Inc. 4.35% 2045	2,220	3,011
AerCap Holdings NV 6.50% 2025	1,798	2,151
Ally Financial Inc. 5.125% 2024	1,500	1,730
Ally Financial Inc. 8.00% 2031	8,479	12,081
Ally Financial Inc. 8.00% 2031	7,070	10,393
American International Group, Inc. 4.20% 2028	9,875	11,733
American International Group, Inc. 3.40% 2030	12,313	14,111
American International Group, Inc. 4.375% 2050	3,455	4,524
Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)[1]	€3,800	5,376
Banco Do Brasil, SA 4.75% 2024[2]	$10,000	10,775
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[1]	16,676	18,867
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[1]	2,515	2,542
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[1]	21,177	21,463
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	11,520
BNP Paribas 3.80% 2024[2]	18,775	20,490
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[1,2]	2,875	3,073
BNP Paribas 3.375% 2025[2]	6,425	7,049
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[1,2]	12,000	12,565
CIT Group Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[1]	5,410	5,728
CIT Group Inc. 4.75% 2024	2,066	2,263
Citigroup Inc. 4.60% 2026	1,800	2,111
Citigroup Inc. 3.668% 2028 (3-month USD-LIBOR + 1.39% on 7/24/2027)[1]	1,000	1,134
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	3,001	3,306
Citigroup Inc. 2.572% 2031 (USD-SOFR + 2.107% on 6/3/2030)[1]	18,102	19,300
Citigroup Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[1]	18,470	22,399
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	4,450	4,620
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[1,2]	12,000	12,555
Credit Suisse Group AG 3.80% 2023	12,925	13,927
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[1,2]	500	542
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[1,2]	850	895
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[1,2]	5,750	6,014
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[1,2]	3,096	3,644
Deutsche Bank AG 3.15% 2021	28,037	28,068
Deutsche Bank AG 3.375% 2021	1,300	1,313
Deutsche Bank AG 4.25% 2021	27,043	27,116
Deutsche Bank AG 4.25% 2021	525	538
Deutsche Bank AG 3.30% 2022	2,695	2,812
Deutsche Bank AG 5.00% 2022	2,675	2,798
Deutsche Bank AG 3.95% 2023	6,350	6,751
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[1]	10,475	10,782
Deutsche Bank AG 3.70% 2024	4,950	5,330
Deutsche Bank AG 3.70% 2024	2,750	2,967
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[1]	8,835	9,662
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	42,015	42,990
Deutsche Bank AG 4.10% 2026	7,305	8,154
Deutsche Bank AG 4.10% 2026	857	950
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	2,900	3,151
GE Capital Funding, LLC 4.05% 2027[2]	5,346	6,119
GE Capital Funding, LLC 4.40% 2030[2]	10,000	11,791
Goldman Sachs Group, Inc. 5.75% 2022	4,800	5,074
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[1]	9,600	11,126
Goldman Sachs Group, Inc., junior subordinated, 5.30% (3-month USD-LIBOR + 3.834% on 11/10/2026)[1]	1,750	1,916
Groupe BPCE SA 2.75% 2023[2]	6,875	7,192
Groupe BPCE SA 5.70% 2023[2]	28,166	31,898
Groupe BPCE SA 5.15% 2024[2]	5,481	6,247
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[1,2]	6,350	6,504

160	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[1]	$12,000	$14,200
Intesa Sanpaolo SpA 3.375% 2023[2]	10,035	10,514
Intesa Sanpaolo SpA 3.25% 2024[2]	770	823
Intesa Sanpaolo SpA 5.017% 2024[2]	68,143	74,578
Intesa Sanpaolo SpA 5.71% 2026[2]	15,400	17,634
Intesa Sanpaolo SpA 3.875% 2027[2]	6,250	6,866
Intesa Sanpaolo SpA 3.875% 2028[2]	1,986	2,194
JPMorgan Chase & Co. 2.182% 2028 (USD-SOFR + 1.89% on 6/1/2027)[1]	4,750	5,046
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[1]	9,600	10,958
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[1]	11,980	14,331
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[1]	1,766	1,900
Lloyds Banking Group PLC 2.438% 2026 (UST Yield Curve Rate T Note Constant Maturity 1-year + 1.00% on 2/5/2025)[1]	2,675	2,827
Lloyds Banking Group PLC 4.375% 2028	8,825	10,505
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[1,2]	1,405	1,985
MetLife, Inc. 3.60% 2025	3,490	3,954
Mizuho Financial Group, Inc. 0.849% 2024 (3-month USD-LIBOR + 0.61% on 9/8/2023)[1]	6,000	6,036
Morgan Stanley 2.50% 2021	19,200	19,320
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[1]	2,300	2,461
New York Life Insurance Company 3.75% 2050[2]	5,749	6,884
PNC Financial Services Group, Inc. 2.854% 2022[1]	5,850	6,127
PNC Funding Corp. 3.30% 2022	8,700	8,989
Rede D’Or Finance SARL 4.50% 2030[2]	3,000	3,133
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,997
Synchrony Financial 2.85% 2022	5,400	5,578
Synchrony Financial 4.375% 2024	3,640	4,009
Travelers Companies, Inc. 2.55% 2050	768	809
UBS Group AG 1.364% 2027 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.08% on 1/30/2026)[1,2]	1,675	1,695
UniCredit SpA 3.75% 2022[2]	2,545	2,638
UniCredit SpA 6.572% 2022[2]	11,295	11,904
UniCredit SpA 4.625% 2027[2]	1,395	1,588
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[1,2]	16,130	18,192
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)[1,2]	10,221	12,362
UniCredit SpA 5.459% 2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[1,2]	606	668
Wells Fargo & Company 2.10% 2021	16,800	16,971
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[1]	20,480	21,659
Wells Fargo & Company 2.188% 2026 (USD-SOFR + 2.00% on 4/30/2025)[1]	10,408	10,968
Wells Fargo & Company 2.572% 2031 (3-month USD-LIBOR + 1.00% on 2/11/2030)[1]	14,200	15,038
		883,546

Energy 5.65%
Apache Corp. 4.625% 2025	645	678
Apache Corp. 4.875% 2027	5,475	5,812
Apache Corp. 4.25% 2030	2,465	2,593
Apache Corp. 4.75% 2043	12,100	12,569
Apache Corp. 4.25% 2044	2,100	2,077
Apache Corp. 5.35% 2049	800	823
Baker Hughes, a GE Co. 4.486% 2030	914	1,099
Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,984
BP Capital Markets America Inc. 2.772% 2050	6,417	6,349
BP Capital Markets PLC 3.00% 2050	8,284	8,490
Canadian Natural Resources Ltd. 2.05% 2025	3,849	4,041
Canadian Natural Resources Ltd. 3.85% 2027	1,151	1,293
Canadian Natural Resources Ltd. 2.95% 2030	2,374	2,542
Cenovus Energy Inc. 3.80% 2023	1,120	1,164
Cenovus Energy Inc. 4.25% 2027	12,685	13,858
Cenovus Energy Inc. 5.25% 2037	770	872
Cenovus Energy Inc. 5.40% 2047	15,180	17,821

American Funds Insurance Series	161

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cheniere Energy, Inc. 7.00% 2024	$410	$479
Cheniere Energy, Inc. 5.125% 2027	16,000	18,946
Cheniere Energy, Inc. 3.70% 2029	7,369	8,215
Chevron Corp. 2.355% 2022	4,800	4,973
Chevron Corp. 3.078% 2050	1,114	1,239
Chevron USA Inc. 2.343% 2050	1,365	1,330
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,929
Concho Resources Inc. 4.30% 2028	6,095	7,207
Concho Resources Inc. 4.85% 2048	5,000	6,735
DCP Midstream Operating LP 4.95% 2022	500	517
Enbridge Energy Partners, LP 4.20% 2021	6,325	6,432
Enbridge Energy Partners, LP 5.875% 2025	7,700	9,420
Enbridge Energy Partners, LP 7.375% 2045	18,154	27,723
Enbridge Inc. 4.00% 2023	1,500	1,633
Energy Transfer Operating, LP 5.875% 2024	294	331
Energy Transfer Operating, LP 2.90% 2025	4,402	4,661
Energy Transfer Operating, LP 3.75% 2030	7,707	8,319
Energy Transfer Operating, LP 5.00% 2050	15,408	16,699
Energy Transfer Partners, LP 4.20% 2023	2,860	3,085
Energy Transfer Partners, LP 4.50% 2024	4,915	5,380
Energy Transfer Partners, LP 4.75% 2026	1,506	1,705
Energy Transfer Partners, LP 4.20% 2027	45	50
Energy Transfer Partners, LP 4.95% 2028	4,559	5,256
Energy Transfer Partners, LP 5.25% 2029	1,275	1,489
Energy Transfer Partners, LP 6.125% 2045	11,780	13,993
Energy Transfer Partners, LP 5.30% 2047	10,459	11,681
Energy Transfer Partners, LP 6.00% 2048	1,868	2,223
Energy Transfer Partners, LP 6.25% 2049	1,775	2,147
Energy Transfer Partners, LP, junior subordinated, 6.25% (3-month USD-LIBOR + 4.028% on 2/15/2023)[1]	7,850	6,260
Energy Transfer Partners, LP, junior subordinated, 6.625% (3-month USD-LIBOR + 4.155% on 2/15/2028)[1]	500	425
Enterprise Products Operating LLC 3.20% 2052	3,031	3,091
EOG Resources, Inc. 4.375% 2030	451	549
EOG Resources, Inc. 4.95% 2050	1,776	2,409
EQT Corp. 3.00% 2022	6,700	6,763
EQT Corp. 8.75% 2030	7,500	9,178
Equinor ASA 3.625% 2028	4,928	5,744
Equinor ASA 3.125% 2030	20,000	22,706
Equinor ASA 3.25% 2049	5,687	6,320
Exxon Mobil Corp. 3.043% 2026	4,625	5,127
Exxon Mobil Corp. 2.61% 2030	1,293	1,413
Exxon Mobil Corp. 3.452% 2051	4,701	5,373
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,167
Kinder Morgan Energy Partners, LP 5.50% 2044	700	881
Kinder Morgan, Inc. 5.30% 2034	760	937
MPLX LP 1.75% 2026	5,557	5,754
MPLX LP 4.00% 2028	4,665	5,368
MPLX LP 2.65% 2030	2,404	2,522
MPLX LP 5.50% 2049	4,741	6,243
Noble Energy, Inc. 3.25% 2029	744	855
Noble Energy, Inc. 5.05% 2044	2,407	3,386
Noble Energy, Inc. 4.95% 2047	4,845	6,889
Noble Energy, Inc. 4.20% 2049	10,334	13,419
Occidental Petroleum Corp. 2.90% 2024	4,336	4,180
Odebrecht Drilling Norbe 7.35% 2026[2,3]	37	10
Odebrecht Drilling Norbe 0% 2049[2]	1,150	7
ONEOK, Inc. 2.20% 2025	193	201
ONEOK, Inc. 5.85% 2026	896	1,074
ONEOK, Inc. 3.10% 2030	540	576
ONEOK, Inc. 6.35% 2031	2,794	3,587

162	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
ONEOK, Inc. 5.20% 2048	$9,563	$11,162
ONEOK, Inc. 4.50% 2050	1,266	1,331
ONEOK, Inc. 7.15% 2051	3,275	4,538
Petrobras Global Finance Co. 5.093% 2030	5,000	5,594
Petrobras Global Finance Co. 6.90% 2049	4,000	5,080
Petróleos Mexicanos 6.875% 2026	43,810	47,928
Petróleos Mexicanos 6.50% 2027	29,533	31,156
Pioneer Natural Resources Company 1.90% 2030	5,726	5,676
Plains All American Pipeline, LP 3.80% 2030	590	635
QEP Resources, Inc. 5.25% 2023	3,420	3,605
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,421
Sabine Pass Liquefaction, LLC 5.625% 2023[1]	1,000	1,099
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	9,149
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,667
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,991
Sabine Pass Liquefaction, LLC 4.50% 2030[2]	1,797	2,131
Saudi Arabian Oil Co. 2.875% 2024[2]	4,885	5,189
Saudi Arabian Oil Co. 1.625% 2025[2]	1,410	1,446
Schlumberger BV 4.00% 2025[2]	7,915	9,004
Shell International Finance BV 3.875% 2028	9,410	11,149
Southwestern Energy Co. 6.45% 2025[1]	920	956
Sunoco Logistics Operating Partners, LP 5.40% 2047	6,190	6,982
Targa Resources Partners LP 5.125% 2025	175	180
Targa Resources Partners LP 5.375% 2027	175	184
TC PipeLines, LP 4.375% 2025	405	457
Total Capital Canada Ltd. 2.75% 2023	2,140	2,273
Total Capital International 3.127% 2050	6,910	7,496
Total SE 2.986% 2041	1,726	1,889
Total SE 3.386% 2060	5,200	5,916
TransCanada PipeLines Ltd. 4.25% 2028	11,275	13,320
TransCanada PipeLines Ltd. 4.10% 2030	4,776	5,646
Transcontinental Gas Pipe Line Company, LLC 3.95% 2050	1,372	1,556
Western Midstream Operating, LP 4.10% 2025[1]	2,782	2,871
Western Midstream Operating, LP 4.05% 2030	2,202	2,453
Western Midstream Operating, LP 5.25% 2050	3,079	3,392
Williams Partners LP 4.50% 2023	500	552
Williams Partners LP 4.30% 2024	595	657
WPX Energy, Inc. 4.50% 2030	7,995	8,487
		644,494

Utilities 4.13%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[2]	10,500	11,896
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2026[2]	300	348
AEP Transmission Co. LLC 3.65% 2050	350	426
Alliant Energy Finance LLC 4.25% 2028[2]	500	581
Ameren Corp. 3.50% 2031	325	374
Ameren Corp. 4.50% 2049	2,875	3,914
American Electric Power Company, Inc. 2.30% 2030	1,825	1,909
Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,475
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	10,892
Consumers Energy Co. 4.05% 2048	8,270	10,839
Consumers Energy Co. 3.75% 2050	5,625	7,074
Duke Energy Corp. 3.75% 2024	3,826	4,214
Duke Energy Florida, LLC 3.40% 2046	6,445	7,372
Duke Energy Progress, LLC 3.70% 2028	3,750	4,393
Edison International 3.125% 2022	2,900	3,013
Edison International 3.55% 2024	6,850	7,382
Edison International 4.95% 2025	175	200
Edison International 5.75% 2027	3,181	3,810
Edison International 4.125% 2028	3,644	4,064

American Funds Insurance Series	163

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[1]	$1,950	$2,282
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,2]	1,000	1,170
Entergy Louisiana, LLC 4.20% 2048	6,325	8,245
Eversource Energy 2.75% 2022	527	541
Eversource Energy 3.80% 2023	5,000	5,478
Exelon Corp. 3.40% 2026	1,570	1,769
Exelon Corp. 4.05% 2030	1,250	1,481
Exelon Corp. 4.70% 2050	250	333
FirstEnergy Corp. 2.85% 2022 (3.10% on 1/15/2021)[1]	8,750	8,897
FirstEnergy Corp. 1.60% 2026	481	471
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]	12,178	13,434
FirstEnergy Corp. 3.50% 2028[2]	2,400	2,555
FirstEnergy Corp. 2.25% 2030	1,184	1,146
FirstEnergy Corp. 2.65% 2030	3,428	3,442
FirstEnergy Corp. 7.375% 2031	5,150	7,349
FirstEnergy Corp., Series B, 4.25% 2023 (4.75% on 3/15/2021)[1]	2,750	2,905
Georgia Power Co. 3.70% 2050	1,938	2,337
IPALCO Enterprises, Inc. 3.70% 2024	200	218
Mississippi Power Co. 4.25% 2042	11,247	13,614
NextEra Energy Capital Holdings, Inc. 2.25% 2030	2,700	2,833
Niagara Mohawk Power Corp. 3.508% 2024[2]	7,575	8,325
Niagara Mohawk Power Corp. 4.278% 2034[2]	1,000	1,248
Pacific Gas and Electric Co. 1.75% 2022	13,000	13,038
Pacific Gas and Electric Co. 3.25% 2023	5,615	5,862
Pacific Gas and Electric Co. 3.40% 2024	850	906
Pacific Gas and Electric Co. 2.95% 2026	9,436	9,988
Pacific Gas and Electric Co. 3.15% 2026	8,705	9,283
Pacific Gas and Electric Co. 2.10% 2027	456	463
Pacific Gas and Electric Co. 3.30% 2027	9,125	9,754
Pacific Gas and Electric Co. 3.30% 2027	4,675	5,009
Pacific Gas and Electric Co. 3.75% 2028	6,788	7,421
Pacific Gas and Electric Co. 4.65% 2028	7,900	9,030
Pacific Gas and Electric Co. 4.55% 2030	14,505	16,539
Pacific Gas and Electric Co. 2.50% 2031	19,695	19,745
Pacific Gas and Electric Co. 3.30% 2040	8,898	8,891
Pacific Gas and Electric Co. 3.75% 2042	7,825	7,885
Pacific Gas and Electric Co. 4.75% 2044	336	378
Pacific Gas and Electric Co. 3.95% 2047	2,835	2,941
Pacific Gas and Electric Co. 3.50% 2050	6,567	6,542
Progress Energy, Inc. 7.75% 2031	1,820	2,713
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,849
Puget Energy, Inc. 6.00% 2021	3,135	3,245
Puget Energy, Inc. 5.625% 2022	8,004	8,477
Puget Energy, Inc. 3.65% 2025	3,000	3,312
San Diego Gas & Electric Co. 3.32% 2050	1,350	1,539
Southern California Edison Co. 3.70% 2025	1,275	1,431
Southern California Edison Co. 2.85% 2029	7,500	8,186
Southern California Edison Co. 4.20% 2029	11,700	13,853
Southern California Edison Co. 5.35% 2035	6,450	8,762
Southern California Edison Co. 5.75% 2035	4,550	6,291
Southern California Edison Co. 5.625% 2036	7,050	9,007
Southern California Edison Co. 5.55% 2037	2,775	3,553
Southern California Edison Co. 5.95% 2038	5,654	7,691
Southern California Edison Co. 4.50% 2040	8,620	10,400
Southern California Edison Co. 5.50% 2040	607	811
Southern California Edison Co. 4.00% 2047	9,061	10,644
Southern California Edison Co. 4.125% 2048	9,027	10,788
Southern California Edison Co. 4.875% 2049	5,034	6,649
Southern California Edison Co. 3.65% 2050	3,461	3,935
Southern California Edison Co., Series C, 3.60% 2045	2,717	3,015

164	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Gas Company 2.55% 2030	$625	$678
Southern Co. 3.70% 2030	5,450	6,318
Southern Co. 4.25% 2036	1,725	2,118
Southern Co. 4.40% 2046	787	991
Tampa Electric Co. 2.60% 2022	4,350	4,486
Wisconsin Power and Light Co. 3.65% 2050	1,550	1,842
Xcel Energy Inc. 3.30% 2025	5,650	6,215
Xcel Energy Inc. 2.60% 2029	2,925	3,169
		470,892

Health care 3.88%
Abbott Laboratories 3.40% 2023	910	987
Abbott Laboratories 3.75% 2026	2,244	2,630
Abbott Laboratories 4.75% 2036	4,565	6,291
AbbVie Inc. 3.20% 2022	9,600	10,054
AbbVie Inc. 3.20% 2029	23,754	26,648
Amgen Inc. 2.45% 2030	10,000	10,720
Anthem, Inc. 2.375% 2025	1,534	1,641
AstraZeneca PLC 4.00% 2029	5,920	7,056
Bayer US Finance II LLC 3.875% 2023[2]	8,783	9,576
Bayer US Finance II LLC 4.25% 2025[2]	17,570	20,106
Becton, Dickinson and Company 3.734% 2024	903	1,001
Becton, Dickinson and Company 4.669% 2047	3,395	4,458
Boston Scientific Corp. 3.375% 2022	350	365
Boston Scientific Corp. 3.85% 2025	255	288
Centene Corp. 4.75% 2025	325	334
Centene Corp. 4.25% 2027	14,860	15,786
Centene Corp. 4.625% 2029	14,945	16,611
Centene Corp. 3.375% 2030	15,718	16,561
Cigna Corp. 4.375% 2028	7,090	8,571
EMD Finance LLC 2.95% 2022[2]	2,100	2,157
Gilead Sciences, Inc. 1.20% 2027	3,828	3,859
GlaxoSmithKline PLC 3.375% 2023	16,800	18,030
Laboratory Corp. of America Holdings 4.70% 2045	4,160	5,465
Novartis Capital Corp. 1.75% 2025	2,361	2,478
Novartis Capital Corp. 2.20% 2030	5,446	5,851
Shire PLC 3.20% 2026	15,100	16,901
Teva Pharmaceutical Finance Co. BV 2.20% 2021	4,911	4,908
Teva Pharmaceutical Finance Co. BV 2.80% 2023	16,420	16,286
Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	49,828
Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	66,315
Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	30,394
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	41,649
UnitedHealth Group Inc. 3.35% 2022	4,385	4,597
UnitedHealth Group Inc. 3.75% 2025	5,410	6,166
Zimmer Holdings, Inc. 3.15% 2022	7,845	8,070
		442,638

Consumer discretionary 3.74%
Carnival Corp. 11.50% 2023[2]	9,140	10,582
DaimlerChrysler North America Holding Corp. 1.75% 2023[2]	8,000	8,216
DaimlerChrysler North America Holding Corp. 3.35% 2023[2]	2,000	2,118
Ford Motor Credit Co. 4.375% 2023	16,400	17,056
Ford Motor Credit Co. 4.063% 2024	17,230	18,123
Ford Motor Credit Co. 3.815% 2027	3,630	3,737
Ford Motor Credit Co. 4.125% 2027	28,345	29,727
Ford Motor Credit Co. 4.271% 2027	17,442	18,314
Ford Motor Credit Co. 5.113% 2029	8,075	9,003
General Motors Company 5.40% 2023	421	472
General Motors Company 6.125% 2025	28,743	34,886

American Funds Insurance Series	165

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Company 6.80% 2027	$1,030	$1,325
General Motors Company 5.00% 2035	5,000	6,026
General Motors Company 6.75% 2046	1,093	1,579
General Motors Company 5.40% 2048	7,200	9,068
General Motors Company 5.95% 2049	334	452
General Motors Financial Co. 3.15% 2022	25	26
General Motors Financial Co. 3.45% 2022	200	205
General Motors Financial Co. 3.55% 2022	3,703	3,863
General Motors Financial Co. 3.25% 2023	964	1,011
General Motors Financial Co. 3.70% 2023	2,076	2,202
General Motors Financial Co. 5.20% 2023	4,371	4,795
General Motors Financial Co. 3.50% 2024	9,945	10,757
General Motors Financial Co. 3.95% 2024	6,269	6,830
General Motors Financial Co. 5.10% 2024	1,081	1,210
General Motors Financial Co. 2.75% 2025	3,819	4,086
General Motors Financial Co. 2.90% 2025	1,032	1,103
General Motors Financial Co. 4.00% 2025	587	647
General Motors Financial Co. 4.35% 2025	11,358	12,692
General Motors Financial Co. 5.25% 2026	995	1,174
General Motors Financial Co. 2.70% 2027	6,079	6,454
General Motors Financial Co. 3.60% 2030	465	519
Home Depot, Inc. 4.40% 2021	7,200	7,200
Home Depot, Inc. 2.95% 2029	6,081	6,914
Home Depot, Inc. 4.50% 2048	1,915	2,691
Hyundai Capital America 3.75% 2021[2]	8,500	8,626
Hyundai Capital America 2.85% 2022[2]	4,118	4,270
Hyundai Capital America 3.00% 2022[2]	4,500	4,642
Hyundai Capital America 3.25% 2022[2]	1,521	1,584
Hyundai Capital America 3.95% 2022[2]	8,000	8,268
Hyundai Capital America 1.25% 2023[2]	3,150	3,189
Hyundai Capital America 2.375% 2023[2]	9,977	10,292
Hyundai Capital America 3.40% 2024[2]	8,180	8,730
Hyundai Capital America 1.80% 2025[2]	12,714	13,047
Hyundai Capital America 2.65% 2025[2]	13,054	13,854
Hyundai Capital America 2.375% 2027[2]	6,264	6,575
Hyundai Capital America 3.00% 2027[2]	10,408	11,325
International Game Technology PLC 6.25% 2027[2]	880	1,009
International Game Technology PLC 5.25% 2029[2]	4,075	4,397
McDonald’s Corp. 2.125% 2030	2,482	2,620
McDonald’s Corp. 4.45% 2047	3,535	4,593
McDonald’s Corp. 3.625% 2049	2,938	3,454
MGM Resorts International 7.75% 2022	2,000	2,134
NIKE, Inc. 3.25% 2040	6,171	7,183
NIKE, Inc. 3.875% 2045	1,560	2,025
Nissan Motor Co., Ltd. 2.60% 2022[2]	1,415	1,452
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	309
Starbucks Corp. 3.75% 2047	3,785	4,429
Starbucks Corp. 4.50% 2048	7,680	10,027
Toyota Motor Credit Corp. 3.375% 2030	6,664	7,802
Volkswagen Group of America Finance, LLC 4.00% 2021[2]	4,510	4,649
Volkswagen Group of America Finance, LLC 2.70% 2022[2]	2,473	2,565
Volkswagen Group of America Finance, LLC 3.125% 2023[2]	2,459	2,598
Volkswagen Group of America Finance, LLC 4.25% 2023[2]	15,000	16,512
Volkswagen Group of America Finance, LLC 2.85% 2024[2]	2,996	3,202
Volkswagen Group of America Finance, LLC 3.35% 2025[2]	2,636	2,900
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,177	1,373
Volkswagen Group of America Finance, LLC 1.625% 2027[2]	1,645	1,660
		426,358

166	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials 2.75%
Air Lease Corp. 2.875% 2026	$11,453	$12,127
Airbus Group SE 2.70% 2023[2]	2,120	2,227
Avolon Holdings Funding Ltd. 3.625% 2022[2]	2,810	2,872
Avolon Holdings Funding Ltd. 3.95% 2024[2]	12,514	13,225
Avolon Holdings Funding Ltd. 4.25% 2026[2]	3,302	3,560
Avolon Holdings Funding Ltd. 3.25% 2027[2]	8,000	8,181
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[1]	1,680	1,922
Boeing Company 4.508% 2023	7,801	8,435
Boeing Company 1.95% 2024	8,719	8,983
Boeing Company 2.80% 2024	500	525
Boeing Company 4.875% 2025	31,752	36,216
Boeing Company 2.75% 2026	15,262	16,056
Boeing Company 3.10% 2026	649	695
Boeing Company 2.70% 2027	12,728	13,241
Boeing Company 5.04% 2027	10,099	11,818
Boeing Company 3.25% 2028	5,379	5,770
Boeing Company 3.25% 2028	1,925	2,039
Boeing Company 3.45% 2028	1,400	1,504
Boeing Company 3.20% 2029	675	713
Boeing Company 5.15% 2030	13,626	16,514
Boeing Company 3.625% 2031	7,358	8,074
Boeing Company 3.90% 2049	1,411	1,497
Boeing Company 5.805% 2050	1,782	2,462
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[2]	2,485	2,609
Carrier Global Corp. 2.722% 2030	855	914
Carrier Global Corp. 3.377% 2040	15,000	16,400
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	38	38
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	164	163
GE Capital International Funding Co. 4.418% 2035	20,075	23,965
General Electric Capital Corp. 3.373% 2025	4,615	5,139
General Electric Capital Corp. 6.15% 2037	1,425	1,967
General Electric Co. 3.45% 2027	1,250	1,412
General Electric Co. 3.625% 2030	675	772
General Electric Co. 4.25% 2040	5,500	6,502
General Electric Co. 4.35% 2050	6,575	7,997
Mexico City Airport Trust 5.50% 2046	1,959	2,090
Mexico City Airport Trust 5.50% 2047	5,909	6,238
Mexico City Airport Trust 5.50% 2047[2]	1,132	1,195
Northrop Grumman Corp. 3.25% 2028	10,845	12,266
Union Pacific Corp. 2.15% 2027	2,213	2,354
Union Pacific Corp. 2.40% 2030	4,454	4,802
Union Pacific Corp. 3.25% 2050	7,000	7,980
United Rentals, Inc. 5.50% 2027	5,000	5,366
United Technologies Corp. 3.125% 2027	9,525	10,695
Vinci SA 3.75% 2029[2]	12,456	14,620
		314,140

Consumer staples 2.24%
Altria Group, Inc. 2.85% 2022	4,800	4,986
Altria Group, Inc. 4.40% 2026	8,840	10,266
Altria Group, Inc. 4.50% 2043	1,585	1,820
Altria Group, Inc. 5.95% 2049	9,039	12,664
Anheuser-Busch InBev NV 4.75% 2029	7,500	9,255
Anheuser-Busch InBev NV 5.55% 2049	11,149	15,850
Anheuser-Busch InBev NV 4.50% 2050	5,000	6,302
British American Tobacco International Finance PLC 3.95% 2025[2]	16,879	18,997
British American Tobacco International Finance PLC 1.668% 2026	4,070	4,168
British American Tobacco PLC 3.557% 2027	10,991	12,241
British American Tobacco PLC 2.259% 2028	4,348	4,517

American Funds Insurance Series	167

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 4.39% 2037	$1,500	$1,679
British American Tobacco PLC 4.54% 2047	12,786	14,199
British American Tobacco PLC 4.758% 2049	23,659	27,475
Conagra Brands, Inc. 5.30% 2038	436	584
Conagra Brands, Inc. 5.40% 2048	57	81
Constellation Brands, Inc. 3.50% 2027	7,500	8,470
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 0.770% 2021[4]	10,620	10,636
General Mills, Inc. 3.20% 2021	2,170	2,187
Imperial Tobacco Finance PLC 3.50% 2023[2]	2,335	2,446
JBS Investments GmbH II 7.00% 2026[2]	3,868	4,181
JBS Investments GmbH II 7.00% 2026	1,665	1,800
Keurig Dr Pepper Inc. 4.057% 2023	6,190	6,730
Keurig Dr Pepper Inc. 4.597% 2028	10,752	13,101
Molson Coors Brewing Co. 2.10% 2021	2,415	2,435
Molson Coors Brewing Co. 4.20% 2046	9,955	11,423
Philip Morris International Inc. 4.25% 2044	9,550	12,029
Reynolds American Inc. 4.45% 2025	14,570	16,598
Reynolds American Inc. 5.85% 2045	1,970	2,521
Wal-Mart Stores, Inc. 2.85% 2024	6,765	7,321
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,694
		255,656

Communication services 1.48%
AT&T Inc. 2.55% 2033[2]	4,953	5,104
AT&T Inc. 3.50% 2053[2]	1,915	1,915
AT&T Inc. 3.55% 2055[2]	8,325	8,297
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[2]	4,800	5,100
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,968
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,547
CenturyLink, Inc. 4.00% 2027[2]	16,374	16,929
CenturyLink, Inc. 7.65% 2042	5,000	6,066
Comcast Corp. 3.15% 2028	7,200	8,130
Comcast Corp. 2.65% 2030	7,500	8,199
Comcast Corp. 4.00% 2048	5,000	6,292
NBCUniversal Enterprise, Inc., junior subordinated, 5.25% 2049[2]	5,170	5,280
SoftBank Group Corp. 3.36% 2023[2]	2,175	2,199
Tencent Holdings Ltd. 2.39% 2030[2]	10,000	10,264
T-Mobile US, Inc. 3.50% 2025[2]	3,275	3,622
T-Mobile US, Inc. 3.75% 2027[2]	5,000	5,699
T-Mobile US, Inc. 3.875% 2030[2]	4,500	5,217
T-Mobile US, Inc. 3.00% 2041[2]	2,100	2,181
T-Mobile US, Inc. 4.50% 2050[2]	11,575	14,298
Verizon Communications Inc. 4.40% 2034	5,080	6,342
Verizon Communications Inc. 2.875% 2050	3,000	3,026
Vodafone Group PLC 4.375% 2028	10,000	11,979
Vodafone Group PLC 4.25% 2050	3,050	3,785
Walt Disney Company 2.65% 2031	15,000	16,450
		168,889

Information technology 1.02%
Apple Inc. 1.55% 2021	11,630	11,714
Broadcom Inc. 3.625% 2024	3,000	3,297
Broadcom Inc. 3.15% 2025	5,000	5,462
Broadcom Inc. 4.25% 2026	41,375	47,428
Broadcom Ltd. 3.875% 2027	14,860	16,706
Financial & Risk US Holdings, Inc. 6.25% 2026[2]	3,325	3,556
Microsoft Corp. 2.525% 2050	10,000	10,546

168	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
PayPal Holdings, Inc. 1.65% 2025	$6,989	$7,308
Simon Property Group, LP 3.50% 2025	4,775	5,305
Simon Property Group, LP 2.65% 2030	5,225	5,569
		116,891

Real estate 0.36%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,657
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	184
American Campus Communities, Inc. 3.75% 2023	2,900	3,066
American Campus Communities, Inc. 3.875% 2031	620	703
Corporate Office Properties LP 5.25% 2024	10	11
Equinix, Inc. 2.90% 2026	3,287	3,599
Equinix, Inc. 3.20% 2029	3,846	4,245
Essex Portfolio LP 3.25% 2023	335	353
Essex Portfolio LP 3.875% 2024	1,000	1,099
Hospitality Properties Trust 5.00% 2022	1,270	1,295
Hospitality Properties Trust 4.50% 2025	855	844
Hospitality Properties Trust 3.95% 2028	1,710	1,655
Iron Mountain Inc. 4.875% 2027[2]	1,605	1,682
Iron Mountain Inc. 5.25% 2028[2]	3,500	3,700
Iron Mountain Inc. 4.875% 2029[2]	2,770	2,925
Iron Mountain Inc. 5.25% 2030[2]	3,000	3,244
Iron Mountain Inc. 4.50% 2031[2]	2,080	2,181
Kimco Realty Corp. 3.40% 2022	1,045	1,098
Omega Healthcare Investors, Inc. 4.375% 2023	900	974
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,072
Scentre Group 2.375% 2021[2]	175	176
Scentre Group 3.50% 2025[2]	4,565	4,885
		40,648

Materials 0.25%
Air Products and Chemicals, Inc. 2.70% 2040	5,736	6,182
Braskem SA 4.50% 2030[2]	2,500	2,572
LYB International Finance III, LLC 2.25% 2030	3,802	3,935
LYB International Finance III, LLC 3.375% 2040	2,996	3,208
LYB International Finance III, LLC 3.625% 2051	8,881	9,723
LYB International Finance III, LLC 3.80% 2060	2,833	3,061
		28,681

Total corporate bonds, notes & loans		3,792,833

Mortgage-backed obligations 31.72%
Federal agency mortgage-backed obligations 30.74%
Fannie Mae Pool #976945 5.50% 2023[5]	67	68
Fannie Mae Pool #AB1068 4.50% 2025[5]	136	145
Fannie Mae Pool #AB4088 3.00% 2026[5]	629	662
Fannie Mae Pool #AJ9156 3.00% 2026[5]	326	343
Fannie Mae Pool #AJ6967 3.00% 2026[5]	164	173
Fannie Mae Pool #AJ5522 3.00% 2026[5]	4	4
Fannie Mae Pool #256133 4.50% 2026[5]	161	175
Fannie Mae Pool #AK5394 3.00% 2027[5]	774	814
Fannie Mae Pool #AL5603 3.00% 2027[5]	685	719
Fannie Mae Pool #AX3597 3.00% 2027[5]	318	335
Fannie Mae Pool #AL4641 3.00% 2027[5]	300	315
Fannie Mae Pool #AB4281 3.00% 2027[5]	136	143
Fannie Mae Pool #AJ9355 3.00% 2027[5]	88	92
Fannie Mae Pool #AB4486 3.00% 2027[5]	69	73
Fannie Mae Pool #AB5236 3.00% 2027[5]	27	29
Fannie Mae Pool #AO0800 3.00% 2027[5]	24	25
Fannie Mae Pool #AK0971 3.00% 2027[5]	12	12
Fannie Mae Pool #AL3802 3.00% 2028[5]	957	1,005

American Funds Insurance Series	169

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AR3058 3.00% 2028[5]	$107		$113
Fannie Mae Pool #AL8241 3.00% 2029[5]	908		954
Fannie Mae Pool #BM4299 3.00% 2030[5]	2,701		2,834
Fannie Mae Pool #AL9573 3.00% 2031[5]	109		114
Fannie Mae Pool #AS8018 3.00% 2031[5]	81		87
Fannie Mae Pool #BM4741 3.00% 2032[5]	66		69
Fannie Mae Pool #MA4229 2.00% 2036[5]	58,877		61,594
Fannie Mae Pool #924866 2.265% 2037[4,5]	728		737
Fannie Mae Pool #945680 6.00% 2037[5]	709		840
Fannie Mae Pool #913966 6.00% 2037[5]	70		81
Fannie Mae Pool #889982 5.50% 2038[5]	1,514		1,779
Fannie Mae Pool #988588 5.50% 2038[5]	271		319
Fannie Mae Pool #AB1297 5.00% 2040[5]	323		376
Fannie Mae Pool #AH8144 5.00% 2041[5]	1,915		2,228
Fannie Mae Pool #AH9479 5.00% 2041[5]	1,866		2,170
Fannie Mae Pool #AI1862 5.00% 2041[5]	1,569		1,825
Fannie Mae Pool #AI3510 5.00% 2041[5]	923		1,073
Fannie Mae Pool #AJ0704 5.00% 2041[5]	837		974
Fannie Mae Pool #AJ5391 5.00% 2041[5]	479		554
Fannie Mae Pool #BM6240 2.754% 2044[4,5]	3,104		3,245
Fannie Mae Pool #AZ3904 4.00% 2045[5]	85		92
Fannie Mae Pool #AL8522 3.50% 2046[5]	1,516		1,656
Fannie Mae Pool #BD1968 4.00% 2046[5]	2,149		2,347
Fannie Mae Pool #BE0592 4.00% 2046[5]	851		912
Fannie Mae Pool #BD5477 4.00% 2046[5]	517		566
Fannie Mae Pool #CA0770 3.50% 2047[5]	10,841		11,523
Fannie Mae Pool #BJ1910 3.50% 2047[5]	4,361		4,626
Fannie Mae Pool #CA0706 4.00% 2047[5]	268		288
Fannie Mae Pool #MA3058 4.00% 2047[5]	108		116
Fannie Mae Pool #BM4413 4.50% 2047[5]	7,086		7,724
Fannie Mae Pool #BF0293 3.00% 2048[5]	13,107		13,989
Fannie Mae Pool #BF0318 3.50% 2048[5]	12,283		13,278
Fannie Mae Pool #CA1189 3.50% 2048[5]	3,157		3,352
Fannie Mae Pool #BK0920 4.00% 2048[5]	1,600		1,709
Fannie Mae Pool #BJ9252 4.00% 2048[5]	506		540
Fannie Mae Pool #MA3384 4.00% 2048[5]	308		330
Fannie Mae Pool #BJ9256 4.00% 2048[5]	287		306
Fannie Mae Pool #BJ0639 4.00% 2048[5]	214		229
Fannie Mae Pool #BJ9169 4.00% 2048[5]	182		195
Fannie Mae Pool #BK0915 4.00% 2048[5]	150		160
Fannie Mae Pool #BJ5749 4.00% 2048[5]	33		36
Fannie Mae Pool #BM4676 4.00% 2048[5]	25		27
Fannie Mae Pool #CA2493 4.50% 2048[5]	1,774		1,928
Fannie Mae Pool #CA4534 3.00% 2049[5]	16,409		17,767
Fannie Mae Pool #CA3807 3.00% 2049[5]	2,275		2,468
Fannie Mae Pool #CA3806 3.00% 2049[5]	1,230		1,338
Fannie Mae Pool #FM0007 3.50% 2049[5]	31,664		34,351
Fannie Mae Pool #CA4802 3.50% 2049[5]	30,616		33,658
Fannie Mae Pool #FM1954 3.50% 2049[5]	14,979		16,159
Fannie Mae Pool #FM1589 3.50% 2049[5]	9,307		10,016
Fannie Mae Pool #FM2092 3.50% 2049[5]	9,040		9,875
Fannie Mae Pool #FM1262 4.00% 2049[5]	125,351		136,525
Fannie Mae Pool #MA4256 2.50% 2051[5]	2,843		2,998
Fannie Mae Pool #BF0264 3.50% 2058[5]	14,025		15,509
Fannie Mae Pool #BF0332 3.00% 2059[5]	30,573		33,245
Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[4,5]	—	[6]	—	[6]
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[5]	10		12
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[5]	23		28
Fannie Mae, Series 2002-W1, Class 2A, 5.522% 2042[4,5]	30		34
Freddie Mac Pool #ZA2657 3.00% 2026[5]	455		479
Freddie Mac Pool #ZK3537 3.00% 2026[5]	88		92

170	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #ZK4277 3.00% 2027[5]	$575	$605
Freddie Mac Pool #ZK3836 3.00% 2027[5]	190	200
Freddie Mac Pool #ZK3970 3.00% 2027[5]	181	190
Freddie Mac Pool #ZS6521 3.00% 2027[5]	119	125
Freddie Mac Pool #ZK3893 3.00% 2027[5]	59	62
Freddie Mac Pool #ZK4162 3.00% 2027[5]	45	47
Freddie Mac Pool #ZS8452 3.00% 2027[5]	15	15
Freddie Mac Pool #ZK4039 3.00% 2027[5]	6	7
Freddie Mac Pool #ZS8463 3.00% 2027[5]	6	6
Freddie Mac Pool #ZS8507 3.00% 2028[5]	225	236
Freddie Mac Pool #ZK7590 3.00% 2029[5]	4,648	4,925
Freddie Mac Pool #ZK7593 3.00% 2029[5]	235	249
Freddie Mac Pool #ZT1931 3.00% 2033[5]	306	322
Freddie Mac Pool #A15120 5.50% 2033[5]	64	72
Freddie Mac Pool #QN1073 3.00% 2034[5]	154	163
Freddie Mac Pool #SB8083 1.50% 2036[5]	14,702	15,135
Freddie Mac Pool #SB8084 2.00% 2036[5]	15,986	16,724
Freddie Mac Pool #G05196 5.50% 2038[5]	84	99
Freddie Mac Pool #G05267 5.50% 2038[5]	62	73
Freddie Mac Pool #G06020 5.50% 2039[5]	121	142
Freddie Mac Pool #A93948 4.50% 2040[5]	269	303
Freddie Mac Pool #G05860 5.50% 2040[5]	448	525
Freddie Mac Pool #G06868 4.50% 2041[5]	294	329
Freddie Mac Pool #G06841 5.50% 2041[5]	689	810
Freddie Mac Pool #841039 3.54% 2043[4,5]	3,059	3,166
Freddie Mac Pool #G60138 3.50% 2045[5]	23,567	25,901
Freddie Mac Pool #Z40130 3.00% 2046[5]	29,938	32,684
Freddie Mac Pool #G61733 3.00% 2047[5]	7,668	8,318
Freddie Mac Pool #Q52157 3.50% 2047[5]	4,216	4,476
Freddie Mac Pool #G08789 4.00% 2047[5]	1,664	1,788
Freddie Mac Pool #G67709 3.50% 2048[5]	23,635	25,832
Freddie Mac Pool #G67710 3.50% 2048[5]	21,713	23,367
Freddie Mac Pool #G61628 3.50% 2048[5]	657	712
Freddie Mac Pool #SI2002 4.00% 2048[5]	3,356	3,592
Freddie Mac Pool #Q58494 4.00% 2048[5]	1,884	2,015
Freddie Mac Pool #QA4673 3.00% 2049[5]	42,800	46,229
Freddie Mac Pool #SD7507 3.00% 2049[5]	28,385	30,699
Freddie Mac Pool #SD7509 3.00% 2049[5]	8,724	9,372
Freddie Mac Pool #QA5125 3.50% 2049[5]	27,889	30,661
Freddie Mac Pool #SD7508 3.50% 2049[5]	19,850	21,774
Freddie Mac Pool #RA1369 3.50% 2049[5]	4,667	5,071
Freddie Mac Pool #ZN4842 3.50% 2049[5]	1,676	1,818
Freddie Mac Pool #RA2020 3.00% 2050[5]	3,353	3,604
Freddie Mac Pool #SD7514 3.50% 2050[5]	39,178	42,144
Freddie Mac, Series 3061, Class PN, 5.50% 2035[5]	90	105
Freddie Mac, Series 3318, Class JT, 5.50% 2037[5]	236	272
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 2021[5]	6,104	6,143
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[5]	4,300	4,402
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[5]	9,240	9,432
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[5]	189	177
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[5]	190	175
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[5]	15,166	16,431
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[5]	3,146	3,429
Government National Mortgage Assn. 2.00% 2051[5,7]	285,328	297,877
Government National Mortgage Assn. 2.00% 2051[5,7]	144,122	150,225
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[5]	38,672	41,466
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[5]	5,631	6,024
Government National Mortgage Assn. Pool #MA6221 4.50% 2049[5]	17,517	18,955
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[5]	1,913	2,071
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[5]	44,710	48,986
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[5]	119	131

American Funds Insurance Series	171

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 1.50% 2036[5,7]	$408,695	$419,729
Uniform Mortgage-Backed Security 1.50% 2036[5,7]	343,501	352,950
Uniform Mortgage-Backed Security 2.00% 2036[5,7]	197,784	206,562
Uniform Mortgage-Backed Security 2.00% 2051[5,7]	330,010	341,624
Uniform Mortgage-Backed Security 2.00% 2051[5,7]	170,554	176,843
Uniform Mortgage-Backed Security 2.50% 2051[5,7]	134,685	141,513
Uniform Mortgage-Backed Security 2.50% 2051[5,7]	86,091	90,588
Uniform Mortgage-Backed Security 3.00% 2051[5,7]	166,000	174,066
Uniform Mortgage-Backed Security 3.50% 2051[5,7]	31,602	33,449
Uniform Mortgage-Backed Security 4.00% 2051[5,7]	52,938	56,615
Uniform Mortgage-Backed Security 4.50% 2051[5,7]	68,056	73,853
		3,506,261

Collateralized mortgage-backed obligations (privately originated) 0.64%
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[2,5]	390	394
Bellemeade Re Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.748% 2029[2,4,5]	3,175	3,181
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[2,5]	1,381	1,426
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[2,4,5]	1,127	1,167
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 2048[2,4,5]	1,038	1,050
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 2048[2,4,5]	1,546	1,572
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M1, 2.572% 2029[2,4,5]	1,950	1,960
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M2, 2.863% 2029[2,4,5]	475	478
Cascade Funding Mortgage Trust, Series 2019-HB1, Class M3, 3.257% 2029[2,4,5]	243	241
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[2,4,5]	1,162	1,163
Citigroup Mortgage Loan Trust Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[2,4,5]	1,479	1,491
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[2,5]	1,612	1,674
Finance of America HECM Buyout, Series 2019-HB1, Class M1, 2.105% 2030[2,4,5]	1,400	1,407
Finance of America HECM Buyout, Series 2020-HB1, Class M2, 2.389% 2030[2,4,5]	500	490
Finance of America HECM Buyout, Series 2020-HB1, Class M3, 2.723% 2030[2,4,5]	253	243
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[2,5]	4,485	4,866
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[2,5]	3,798	4,172
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 2050[2,4,5]	4,399	4,584
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[2,4,5]	1,529	1,536
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[2,4,5]	6,556	6,571
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[2,4,5]	11,402	11,490
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[2,4,5]	2,119	2,187
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 2049[2,4,5]	1,684	1,697
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[2,5]	17,877	18,323
		73,363

Commercial mortgage-backed securities 0.34%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[5]	100	117
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[5]	770	915
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[5]	1,018	1,156
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[5]	130	147
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[5]	205	237
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[4,5]	2,444	2,916
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[5]	295	317
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[5]	2,541	3,057
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[4,5]	781	955
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[5]	250	277
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[5]	610	687
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922% 2045[2,5]	430	425
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[2,4,5]	312	330
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[5]	350	385
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.563% 2048[4,5]	204	211
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 2050[4,5]	300	318

172	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[5]	$200	$219
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[2,5]	2,601	2,759
GS Mortgage Securities Trust, Series 2011-GC5, Class B, 5.555% 2044[2,4,5]	530	529
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[5]	400	457
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[5]	100	119
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[5]	1,536	1,656
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[5]	3,280	3,597
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[5]	240	272
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[5]	640	732
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[2,5]	785	818
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[4,5]	2,040	2,327
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2,5]	153	153
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[5]	2,038	2,224
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306% 2048[5]	410	447
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A4, 3.72% 2049[5]	245	281
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[5]	730	814
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.608% 2049[4,5]	208	204
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 2048[5]	2,437	2,714
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.094% 2048[4,5]	220	225
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class B, 2.967% 2049[5]	350	360
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 2049[5]	130	143
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[5]	2,550	2,932
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[5]	1,019	1,154
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[5]	250	280
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[5]	205	235
		38,101

Total mortgage-backed obligations		3,617,725

U.S. Treasury bonds & notes 24.40%
U.S. Treasury 22.29%
U.S. Treasury 0.125% 2022	63,000	63,006
U.S. Treasury 2.625% 2023	70,000	75,132
U.S. Treasury 2.75% 2023	173,600	184,108
U.S. Treasury 2.125% 2024	72,100	77,178
U.S. Treasury 2.125% 2024[8]	72,100	77,015
U.S. Treasury 0.25% 2025[8]	402,459	401,224
U.S. Treasury 0.25% 2025	11,240	11,190
U.S. Treasury 2.875% 2025[8]	96,200	107,380
U.S. Treasury 2.875% 2025	72,100	80,105
U.S. Treasury 1.375% 2026[8]	75,000	78,872
U.S. Treasury 1.625% 2026	50,000	53,288
U.S. Treasury 0.50% 2027	185,625	185,110
U.S. Treasury 0.50% 2027	160,000	158,960
U.S. Treasury 2.25% 2027[8]	120,200	133,420
U.S. Treasury 2.25% 2027[8]	72,100	79,675
U.S. Treasury 6.125% 2027	24,000	32,951
U.S. Treasury 2.875% 2028	72,100	83,726
U.S. Treasury 0.875% 2030	147,750	147,185
U.S. Treasury 1.125% 2040	88,288	83,802
U.S. Treasury 2.25% 2049	41,697	47,726

American Funds Insurance Series	173

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.00% 2049[8]		$150,000	$197,801
U.S. Treasury 1.25% 2050		44,000	39,906
U.S. Treasury 1.375% 2050		153,811	143,929
			2,542,689

U.S. Treasury inflation-protected securities 2.11%
U.S. Treasury Inflation-Protected Security 0.375% 2027[8,9]		79,834	89,865
U.S. Treasury Inflation-Protected Security 0.50% 2028[8,9]		79,172	89,819
U.S. Treasury Inflation-Protected Security 1.00% 2049[9]		14,978	21,124
U.S. Treasury Inflation-Protected Security 0.25% 2050[9]		33,837	40,307
			241,115

Total U.S. Treasury bonds & notes			2,783,804

Bonds & notes of governments & government agencies outside the U.S. 3.06%
Dominican Republic 5.95% 2027[2]		8,100	9,548
Italy (Republic of) 0.95% 2023		€45,000	56,628
Italy (Republic of) 1.50% 2025		33,327	43,649
Japan, Series 20, 0.10% 2025[9]		¥11,396,250	110,591
Paraguay (Republic of) 4.625% 2023		$1,025	1,104
Paraguay (Republic of) 5.00% 2026		1,250	1,469
Paraguay (Republic of) 4.95% 2031		3,487	4,232
Portuguese Republic 5.125% 2024		24,775	28,835
Portuguese Republic 5.65% 2024		€20,000	29,205
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]		$1,862	1,935
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[2]		1,020	1,129
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[2]		1,270	1,405
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]		340	410
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[2]		1,150	1,431
Qatar (State of) 4.50% 2028[2]		5,100	6,188
Qatar (State of) 5.103% 2048[2]		3,400	4,790
Saudi Arabia (Kingdom of) 3.628% 2027[2]		5,000	5,624
Saudi Arabia (Kingdom of) 3.625% 2028[2]		11,435	12,835
United Mexican States, Series M, 5.75% 2026	MXN	527,500	27,728
			348,736

Asset-backed obligations 2.19%
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[2,5]		$7,689	7,958
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[2,5]		2,427	2,480
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[2,5]		623	637
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[2,5]		1,279	1,316
American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.15% 2024[2,5]		900	905
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[2,5]		2,602	2,648
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[2,5]		2,500	2,587
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[5]		3,749	3,771
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[5]		400	420
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[2,5]		10,894	11,127
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[2,5]		2,086	2,121
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[2,5]		3,567	3,634
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[2,5]		387	392
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[2,5]		835	852
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[2,5]		743	759
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[2,5]		1,125	1,166
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[2,5]		3,045	3,140
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[2,5]		7,411	7,581
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 2023[5]		2,087	2,101
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[5]		4,910	5,060
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[5]		4,665	4,794
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[5]		4,020	4,190

174	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[2,5]	$880	$898
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[2,5]	1,915	1,981
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[2,5]	2,565	2,619
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[2,5]	4,250	4,414
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[2,5]	817	825
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 2022[2,5]	572	572
Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.06% 2023[2,5]	1,791	1,800
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[2,5]	5,000	5,108
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[2,5]	2,500	2,553
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82% 2024[2,5]	4,145	4,208
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[5]	780	787
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[2,5]	5,000	5,171
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[2,5]	6,000	6,271
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[5]	1,012	1,027
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[2,5]	18,161	18,292
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 2027[2,5]	26,755	26,972
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[2,5]	17,675	18,968
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[2,5]	939	1,025
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[2,5]	6,672	7,043
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[2,5]	30,740	33,823
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[5]	2,625	2,709
GM Financial Automobile Leasing Trust, Series 2020-2, Class B, 1.56% 2024[5]	360	367
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[5]	301	312
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[5]	425	444
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[5]	520	528
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[5]	360	366
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2016-4A, Class A, 2.65% 2022[2,5]	838	840
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[2,5]	1,894	1,898
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 2025[2,5]	1,027	1,031
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[2,5]	2,190	2,248
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[2,5]	1,355	1,402
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 2022[5]	435	436
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[5]	3,110	3,236
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[5]	3,344	3,373
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[5]	2,211	2,246
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 2033[2,5]	688	691
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[2,5]	6,000	6,414
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 2022[2,5]	1,572	1,575
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 0.935% 2026[2,4,5]	928	927
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[2,5]	1,557	1,567
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[2,5]	3,023	3,062
		249,668

Municipals 1.98%
California 0.06%
G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,503
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,871
		7,374

American Funds Insurance Series	175

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Illinois 1.88%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$30,835	$32,542
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	65	70
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,945	9,285
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2011-A, 5.50% 2039	410	417
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2015-C, 5.25% 2039	1,190	1,288
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2026	1,100	1,260
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2030	2,205	2,537
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-C, 5.00% 2034	490	556
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-D, 5.00% 2031	980	1,123
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-G, 5.00% 2044	1,350	1,514
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2036	980	1,107
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2017-H, 5.00% 2046	2,770	3,090
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2026	730	836
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2028	855	1,079
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	430	536
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2029	245	286
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	304
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2030	245	286
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2031	490	605
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2032	490	602
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2033	245	300
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-A, Assured Guaranty Municipal insured, 5.00% 2034	280	323
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2028	1,090	1,378
City of Chicago, Board of Education, Unlimited Tax G.O. Rev. Ref. Bonds (Dedicated Rev.), Series 2018-C, Assured Guaranty Municipal insured, 5.00% 2029	730	914
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Capital Appreciation Bonds, Series 1998-B-1, National insured, 0% 2031	490	351
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2011-A, 5.00% 2041	665	674
City of Chicago, School Reform Board of Trustees of the Board of Education, Unlimited Tax G.O. Bonds (Dedicated Tax Rev.), Series 2012-A, 5.00% 2042	1,875	1,923
G.O. Bonds, Pension Funding Series 2003, 4.95% 2023	22,553	23,112
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033	107,310	115,570
G.O. Bonds, Series 2013-B, 4.11% 2022	750	761
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,175

176	American Funds Insurance Series

Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
Illinois (continued)
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	$2,370	$2,449
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,396
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	1,946	1,979
		214,628

Texas 0.04%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	4,075	4,265

Total municipals		226,267

Federal agency bonds & notes 0.11%
Fannie Mae 2.125% 2026	11,910	12,979

Total bonds, notes & other debt instruments (cost: $10,403,219,000)		11,032,012

Short-term securities 23.58%	Shares
Money market investments 23.58%
Capital Group Central Cash Fund 0.12%[10,11]	26,897,764	2,690,045

Total short-term securities (cost: $2,690,027,000)		2,690,045
Total investment securities 120.29% (cost: $13,093,246,000)		13,722,057
Other assets less liabilities (20.29)%		(2,314,638)

Net assets 100.00%		$11,407,419

Futures contracts

						Unrealized
						appreciation
				Notional	Value at	(depreciation)
		Number of		amount [12]	12/31/2020 [13]	at 12/31/2020
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
2 Year U.S. Treasury Note Futures	Long	4,793	April 2021	$958,600	$1,059,141	$791
5 Year Euro-Bobl Futures	Short	1,321	March 2021	€(132,100)	(218,153)	(211)
5 Year U.S. Treasury Note Futures	Long	18,935	April 2021	$1,893,500	2,388,916	5,023
10 Year Euro-Bund Futures	Short	468	March 2021	€(46,800)	(101,563)	(438)
10 Year U.S. Treasury Note Futures	Short	953	March 2021	$(95,300)	(131,588)	(140)
10 Year Ultra U.S. Treasury Note Futures	Short	4,048	March 2021	(404,800)	(632,943)	809
30 Year Euro-Buxl Futures	Long	245	March 2021	€24,500	67,415	1,008
30 Year Ultra U.S. Treasury Bond Futures	Short	84	March 2021	$(8,400)	(17,939)	(35)
						$6,807

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
USD13,934	JPY1,445,000	UBS AG	1/6/2021	$(62)
USD55,331	EUR46,000	Bank of New York Mellon	1/8/2021	(877)
USD37,932	MXN755,000	Morgan Stanley	1/12/2021	46

American Funds Insurance Series	177

Bond Fund (continued)

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
USD132,884	EUR109,250	HSBC Bank	1/12/2021	$(624)
USD102,847	JPY10,730,000	HSBC Bank	1/14/2021	(1,090)
				$(2,607)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
3-month USD-LIBOR	2.18075%	3/29/2024	$31,600	$(1,973)	$—	$(1,973)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(2,005)	—	(2,005)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(2,133)	—	(2,133)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(18,844)	—	(18,844)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,733)	—	(1,733)
U.S. EFFR	0.10875%	7/6/2025	$121,300	595	—	595
U.S. EFFR	0.0995%	7/9/2025	60,700	325	—	325
U.S. EFFR	0.105%	7/9/2025	60,600	310	—	310
U.S. EFFR	0.099%	7/10/2025	149,000	804	—	804
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(698)	—	(698)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,131)	—	(1,131)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,422	—	1,422
					$—	$(25,061)

Investments in affiliates11

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 23.58%
Money market investments 23.58%
Capital Group Central Cash Fund 0.12%[10]	$602,451	$5,522,355	$3,435,554	$885	$(92)	$2,690,045	$5,601

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,081,328,000, which represented 9.48% of the net assets of the fund.
[3]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Amount less than one thousand.
[7]	Purchased on a TBA basis.
[8]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $28,008,000, which represented .25% of the net assets of the fund.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Rate represents the seven-day yield at 12/31/2020.
[11]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[12]	Notional amount is calculated based on the number of contracts and notional contract size.
[13]	Value is calculated based on the notional amount and current market price.

178	American Funds Insurance Series

Bond Fund (continued)

Key to abbreviations and symbols

CLO = Collateralized Loan Obligations

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	179

Capital World Bond Fund (formerly Global Bond Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 93.64%	Principal amount (000)	Value (000)
Euros 17.23%
Allianz SE 4.75% 2049 (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€4,200	$5,748
Altria Group, Inc. 1.00% 2023	1,020	1,272
Altria Group, Inc. 1.70% 2025	1,600	2,071
Altria Group, Inc. 2.20% 2027	2,900	3,870
American Honda Finance Corp. 1.60% 2022	620	775
American Honda Finance Corp. 1.95% 2024	560	736
AT&T Inc. 1.60% 2028	2,350	3,136
Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	7,602
Barclays Bank PLC 6.00% 2021	1,000	1,223
Barclays Bank PLC 6.625% 2022	1,070	1,416
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)[1]	1,500	1,890
CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EUR-EURIBOR) 5-year + 1.68% on 4/17/2025)[1]	2,400	3,071
Comcast Corp. 0.25% 2027	1,250	1,552
Cote d’Ivoire (Republic of) 5.25% 2030	900	1,182
Cote d’Ivoire (Republic of) 5.875% 2031	840	1,137
Deutsche Telekom International Finance BV 7.50% 2033	200	446
Dow Chemical Co. 0.50% 2027	1,110	1,371
Dow Chemical Co. 1.125% 2032	1,010	1,284
Egypt (Arab Republic of) 5.625% 2030	745	954
European Financial Stability Facility 0.40% 2025	6,000	7,637
European Union 0% 2035	220	276
French Republic O.A.T. 0% 2030	17,930	22,663
Germany (Federal Republic of) 0.50% 2027	2,510	3,319
Germany (Federal Republic of) 0% 2030	21,090	27,221
Germany (Federal Republic of) 0% 2050	3,540	4,540
Goldman Sachs Group, Inc. 3.375% 2025[2]	5,000	6,961
Greece (Hellenic Republic of) 3.375% 2025	21,435	29,726
Greece (Hellenic Republic of) 3.75% 2028	4,964	7,468
Greece (Hellenic Republic of) 3.875% 2029	6,884	10,666
Greece (Hellenic Republic of) 1.50% 2030	5,160	6,812
Groupe BPCE SA 4.625% 2023	1,200	1,637
Groupe BPCE SA 1.00% 2025	2,900	3,687
Honeywell International Inc. 0.75% 2032	370	471
Intesa Sanpaolo SpA 6.625% 2023	510	712
Ireland (Republic of) 0.20% 2030	900	1,155
Israel (State of) 2.875% 2024	1,180	1,577
Israel (State of) 1.50% 2027	775	1,031
Israel (State of) 1.50% 2029	725	982
Italy (Republic of) 0.10% 2023[3]	8,578	10,711
Italy (Republic of) 1.85% 2025	21,390	28,444
Italy (Republic of) 0.95% 2027	7,270	9,326
Italy (Republic of) 2.80% 2028	5,828	8,505
Italy (Republic of) 1.35% 2030	1,657	2,192
Italy (Republic of) 1.65% 2030	7,400	10,033
JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	3,988
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	3,020
Morocco (Kingdom of) 3.50% 2024	1,400	1,867
Morocco (Kingdom of) 1.375% 2026	1,130	1,394
Morocco (Kingdom of) 2.00% 2030	1,285	1,595
Morocco (Kingdom of) 1.50% 2031	4,100	4,895
Morocco (Kingdom of) 1.50% 2031	1,700	2,030
Netherlands (Kingdom of the) 0% 2027	10,320	13,104
Philippines (Republic of) 0.70% 2029	940	1,156
Portuguese Republic 0.475% 2030	1,610	2,053
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)[1]	2,400	2,962
Rolls-Royce PLC 4.625% 2026	100	133
Romania 3.624% 2030	6,530	9,538
Romania 2.00% 2032	2,665	3,424
Romania 3.50% 2034	835	1,217
Romania 3.875% 2035	2,810	4,213
Romania 3.375% 2038	4,170	5,877

180	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Romania 4.625% 2049		€5,795	$9,586
Russian Federation 2.875% 2025		4,500	6,082
Serbia (Republic of) 3.125% 2027		15,747	21,665
Serbia (Republic of) 1.50% 2029		4,943	6,260
Spain (Kingdom of) 0.80% 2027		2,280	2,983
Spain (Kingdom of) 1.45% 2029		1,890	2,610
Spain (Kingdom of) 1.25% 2030		13,840	18,906
Spain (Kingdom of) 2.70% 2048		850	1,528
State Grid Europe Development (2014) PLC 1.50% 2022		194	241
State Grid Overseas Investment Ltd. 1.25% 2022		765	948
State Grid Overseas Investment Ltd. 1.375% 2025		441	562
State Grid Overseas Investment Ltd. 2.125% 2030		200	273
Stryker Corp. 0.25% 2024		480	594
Stryker Corp. 0.75% 2029		980	1,246
Stryker Corp. 1.00% 2031		450	576
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		2,275	3,128
Tunisia (Republic of) 6.75% 2023		1,250	1,460
Tunisia (Republic of) 6.375% 2026		3,800	4,273
Ukraine 6.75% 2026		4,344	5,862
Ukraine 4.375% 2030		2,705	3,169
			402,906

Japanese yen 9.28%
Export-Import Bank of India 0.59% 2022		¥400,000	3,860
Goldman Sachs Group, Inc. 1.00% 2021[2]		28,000	272
Goldman Sachs Group, Inc. 2.80% 2022[2]		100,000	996
Groupe BPCE SA 0.64% 2022		400,000	3,886
Indonesia (Republic of) 0.67% 2021		200,000	1,937
Indonesia (Republic of) 0.54% 2022		100,000	967
Intesa Sanpaolo SpA 1.36% 2022		600,000	5,851
Japan, Series 19, 0.10% 2024[3]		1,839,110	17,847
Japan, Series 18, 0.10% 2024[3]		1,021,233	9,910
Japan, Series 20, 0.10% 2025[3]		678,710	6,586
Japan, Series 21, 0.10% 2026[3]		986,778	9,595
Japan, Series 346, 0.10% 2027		875,700	8,587
Japan, Series 23, 0.10% 2028[3]		1,988,280	19,316
Japan, Series 356, 0.10% 2029		3,529,000	34,576
Japan, Series 24, 0.10% 2029[3]		1,604,510	15,619
Japan, Series 116, 2.20% 2030		576,100	6,715
Japan, Series 145, 1.70% 2033		2,210,000	25,534
Japan, Series 152, 1.20% 2035		966,000	10,656
Japan, Series 21, 2.30% 2035		720,000	9,085
Japan, Series 173, 0.40% 2040		492,000	4,773
Japan, Series 42, 1.70% 2044		641,900	7,888
Japan, Series 59, 0.70% 2048		260,500	2,597
Japan, Series 12, 0.50% 2059		138,850	1,266
KT Corp. 0.38% 2021		200,000	1,938
United Mexican States 0.70% 2021		600,000	5,810
United Mexican States 0.62% 2022		100,000	965
			217,032

Chinese yuan renminbi 6.03%
Agricultural Development Bank of China 3.75% 2029	CNY	9,850	1,518
Agricultural Development Bank of China 2.96% 2030		90,980	13,176
China (People’s Republic of), Series 1916, 3.12% 2026		50,200	7,677
China (People’s Republic of), Series 1906, 3.29% 2029		73,800	11,343
China (People’s Republic of), Series 1910, 3.86% 2049		259,860	40,357
China Development Bank Corp., Series 1814, 4.15% 2025		20,900	3,325
China Development Bank Corp., Series 1909, 3.50% 2026		10,400	1,599
China Development Bank Corp., Series 2004, 3.43% 2027		150,100	22,961

American Funds Insurance Series	181

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chinese yuan renminbi (continued)
China Development Bank Corp., Series 1805, 4.04% 2028	CNY	51,800	$8,174
China Development Bank Corp., Series 1905, 3.48% 2029		128,200	19,425
China Development Bank Corp., Series 2005, 3.07% 2030		78,250	11,451
			141,006

British pounds 3.90%
American Honda Finance Corp. 0.75% 2026		£1,420	1,952
France Télécom 5.375% 2050		300	741
Lloyds Banking Group PLC 7.625% 2025		655	1,138
Rolls-Royce PLC 5.75% 2027		200	304
United Kingdom 2.75% 2024		1,210	1,828
United Kingdom 1.25% 2027		570	842
United Kingdom 4.25% 2027		2,800	4,954
United Kingdom 1.625% 2028		2,215	3,400
United Kingdom 0.375% 2030		4,970	6,905
United Kingdom 4.75% 2030		14,360	28,430
United Kingdom 4.25% 2032		3,414	6,742
United Kingdom 4.50% 2034		2,210	4,672
United Kingdom 0.625% 2035		8,262	11,473
United Kingdom 3.25% 2044		4,440	9,347
United Kingdom 0.625% 2050		6,330	8,387
			91,115

Danish kroner 2.55%
Nordea Kredit 0.50% 2040[4]	DKr	19,969	3,295
Nykredit Realkredit AS, Series 01E, 1.50% 2037[4]		27,851	4,768
Nykredit Realkredit AS, Series 01E, 2.00% 2037[4]		8,278	1,423
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		210,985	34,839
Nykredit Realkredit AS, Series 01E, 1.50% 2040[4]		87,271	14,876
Nykredit Realkredit AS, Series 01E, 2.50% 2047[4]		2,934	509
			59,710

Canadian dollars 2.06%
Canada 1.00% 2022	C$	1,050	837
Canada 2.25% 2025		15,900	13,528
Canada 2.25% 2029		26,105	23,312
Canada 2.75% 2048		3,500	3,774
Quebec (Province of) 1.90% 2030		8,200	6,807
			48,258

Mexican pesos 2.00%
Petróleos Mexicanos 7.19% 2024	MXN	27,473	1,252
Petróleos Mexicanos 7.47% 2026		95,267	3,999
United Mexican States, Series M20, 10.00% 2024		54,000	3,248
United Mexican States, Series M, 7.50% 2027		341,420	19,539
United Mexican States, Series M20, 8.50% 2029		140,400	8,607
United Mexican States, Series M30, 8.50% 2038		21,100	1,316
United Mexican States, Series M, 8.00% 2047		147,500	8,755
			46,716

Malaysian ringgits 1.79%
Malaysia (Federation of), Series 0417, 3.899% 2027	MYR	19,152	5,226
Malaysia (Federation of), Series 0310, 4.498% 2030		8,420	2,406
Malaysia (Federation of), Series 0418, 4.893% 2038		60,780	17,838
Malaysia (Federation of), Series 0219, 4.467% 2039		9,167	2,569
Malaysia (Federation of), Series 0519, 3.757% 2040		40,283	10,526
Malaysia (Federation of), Series 0216, 4.736% 2046		7,559	2,149
Malaysia (Federation of), Series 0518, 4.921% 2048		2,773	815
Malaysia (Federation of), Series 0519, 4.638% 2049		560	157
Malaysia (Federation of), Series 0120, 4.065% 2050		1,110	287
			41,973

182	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Australian dollars 1.34%
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	3,690	$3,284
Australia (Commonwealth of), Series 163, 1.00% 2031		32,100	24,628
Australia (Commonwealth of), Series 162, 1.75% 2051		4,620	3,393
			31,305

Russian rubles 1.16%
Russian Federation 7.00% 2023	RUB	430,300	6,137
Russian Federation 6.90% 2029		403,750	5,871
Russian Federation 7.65% 2030		485,000	7,408
Russian Federation 8.50% 2031		82,440	1,339
Russian Federation 7.70% 2033		295,840	4,509
Russian Federation 7.25% 2034		121,920	1,795
			27,059

Israeli shekels 1.09%
Israel (State of) 2.00% 2027	ILS	42,900	14,658
Israel (State of) 5.50% 2042		20,200	10,768
			25,426

South Korean won 0.89%
South Korea (Republic of), Series 2503, 1.50% 2025	KRW	13,411,000	12,465
South Korea (Republic of), Series 2712, 2.375% 2027		8,658,930	8,427
			20,892

Indonesian rupiah 0.67%
Indonesia (Republic of), Series 84, 7.25% 2026	IDR	22,733,000	1,751
Indonesia (Republic of), Series 56, 8.375% 2026		6,725,000	549
Indonesia (Republic of), Series 59, 7.00% 2027		11,000,000	845
Indonesia (Republic of), Series 78, 8.25% 2029		30,605,000	2,514
Indonesia (Republic of), Series 82, 7.00% 2030		59,605,000	4,601
Indonesia (Republic of), Series 87, 6.50% 2031		17,649,000	1,316
Indonesia (Republic of), Series 74, 7.50% 2032		7,073,000	549
Indonesia (Republic of), Series 65, 6.625% 2033		17,683,000	1,295
Indonesia (Republic of), Series 68, 8.375% 2034		27,353,000	2,274
			15,694

Colombian pesos 0.64%
Colombia (Republic of) 5.75% 2027	COP	16,661,900	5,171
Colombia (Republic of) 7.25% 2050		31,167,000	9,836
			15,007

Brazilian reais 0.47%
Brazil (Federative Republic of) 6.00% 2024[3]	BRL	34,215	7,606
Brazil (Federative Republic of) 10.00% 2027		15,000	3,417
			11,023

New Zealand dollars 0.41%
New Zealand 1.75% 2041	NZ$	13,580	9,638

Thai baht 0.40%
Thailand (Kingdom of) 2.125% 2026	THB	257,750	9,308

Chilean pesos 0.36%
Chile (Republic of) 4.50% 2026	CLP	5,205,000	8,404

South African rand 0.34%
South Africa (Republic of), Series R-2048, 8.75% 2048	ZAR	140,650	7,886

American Funds Insurance Series	183

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Ukrainian hryvnia 0.31%
Ukraine 16.06% 2022	UAH	86,536	$3,268
Ukraine 17.00% 2022		60,180	2,279
Ukraine 17.25% 2022		47,384	1,775
			7,322

Singapore dollars 0.27%
Singapore (Republic of) 2.625% 2028	S$	3,307	2,834
Singapore (Republic of) 2.875% 2029		1,906	1,688
Singapore (Republic of) 2.875% 2030		2,037	1,832
			6,354

Norwegian kroner 0.26%
Norway (Kingdom of) 1.75% 2025	NKr	48,880	5,980

Peruvian nuevos soles 0.24%
Peru (Republic of) 6.15% 2032	PEN	16,770	5,639

Indian rupees 0.16%
National Highways Authority of India 7.17% 2021	INR	220,000	3,112
National Highways Authority of India 7.27% 2022		50,000	717
			3,829

Dominican pesos 0.13%
Dominican Republic 9.75% 2026	DOP	158,600	2,938

Polish zloty 0.06%
Poland (Republic of), Series 1029, 2.75% 2029	PLN	4,900	1,500

Romanian leu 0.06%
Romania 4.75% 2025	RON	5,000	1,361

U.S. dollars 39.54%
99 Escrow Issuer, Inc. 7.50% 2026[2]		$70	70
Abbott Laboratories 3.40% 2023		137	149
Abbott Laboratories 3.75% 2026		793	929
AbbVie Inc. 2.90% 2022		1,170	1,224
AbbVie Inc. 3.20% 2022		200	209
Abu Dhabi (Emirate of) 0.75% 2023[2]		5,460	5,477
Abu Dhabi (Emirate of) 2.50% 2025[2]		2,195	2,349
ACE INA Holdings Inc. 2.875% 2022		195	203
ACE INA Holdings Inc. 3.35% 2026		195	220
ACE INA Holdings Inc. 4.35% 2045		425	576
Adobe Inc. 2.15% 2027		1,062	1,140
Advisor Group Holdings, LLC 6.25% 2028[2]		425	431
Aetna Inc. 2.80% 2023		340	358
Affinity Gaming 6.875% 2027[2]		205	215
AG Merger Sub II, Inc. 10.75% 2027[2]		311	345
Albertsons Companies, Inc. 3.50% 2029[2]		65	66
Alexandria Real Estate Equities, Inc. 1.875% 2033		2,047	2,048
Alliant Holdings Intermediate, LLC 6.75% 2027[2]		410	439
Allied Universal Holdco LLC 9.75% 2027[2]		200	218
Allison Transmission Holdings, Inc. 3.75% 2031[2]		100	102
Allstate Corp. 0.75% 2025		1,563	1,572
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]		650	654
Altice NV 7.50% 2026[2]		50	53
Altria Group, Inc. 5.95% 2049		131	184

184	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Amazon.com, Inc. 1.50% 2030	$2,040	$2,073
Amazon.com, Inc. 2.50% 2050	2,500	2,594
American Campus Communities, Inc. 3.75% 2023	1,810	1,914
American Campus Communities, Inc. 4.125% 2024	1,195	1,305
American Campus Communities, Inc. 3.875% 2031	514	583
American Electric Power Company, Inc. 1.00% 2025	250	253
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[2,7]	355	3
American Honda Finance Corp. 1.20% 2025	3,202	3,278
Amgen Inc. 1.90% 2025	580	611
Amgen Inc. 2.20% 2027	445	477
Amipeace Ltd. 2.50% 2024	4,100	4,275
Anglo American Capital PLC 3.95% 2050[2]	521	586
Angola (Republic of) 9.50% 2025	2,400	2,500
Angola (Republic of) 8.25% 2028	2,200	2,116
Anheuser-Busch Co. / InBev Worldwide 4.70% 2036	1,780	2,260
Anheuser-Busch InBev NV 4.15% 2025	2,230	2,540
Anheuser-Busch InBev NV 4.00% 2028	1,050	1,238
Anheuser-Busch InBev NV 4.75% 2029	2,535	3,128
Anheuser-Busch InBev NV 4.50% 2050	2,250	2,836
Apache Corp. 4.625% 2025	100	105
Apache Corp. 4.875% 2027	305	324
Apache Corp. 4.375% 2028	171	178
Apache Corp. 5.10% 2040	100	107
Apple Inc. 3.35% 2027	1,075	1,227
Apple Inc. 2.40% 2050	1,100	1,128
Ardagh Group SA 6.50% 2027[2,8]	210	224
Argentine Republic 1.00% 2029	427	185
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[1]	4,221	1,718
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[1]	3,025	1,110
Ascent Resources - Utica LLC 8.25% 2028[2]	230	230
Associated Materials, LLC 9.00% 2025[2]	400	425
AssuredPartners, Inc. 7.00% 2025[2]	200	208
AssuredPartners, Inc. 5.625% 2029[2]	230	240
AstraZeneca PLC 3.50% 2023	2,700	2,911
AT&T Inc. 1.65% 2028	1,575	1,608
AT&T Inc. 2.55% 2033[2]	4,414	4,549
AT&T Inc. 3.30% 2052	2,080	2,062
ATS Automation Tooling Systems Inc. 4.125% 2028[2]	230	235
Austin BidCo Inc. 7.125% 2028[2]	120	125
Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[5,6]	25	25
Autoridad del Canal de Panama 4.95% 2035[2]	1,000	1,267
Avis Budget Car Rental, LLC 5.75% 2027[2]	220	225
Avis Budget Group, Inc. 5.25% 2025[2]	350	352
Avis Budget Group, Inc. 10.50% 2025[2]	202	239
Axiata SPV2 Bhd. 2.163% 2030	651	659
B&G Foods, Inc. 5.25% 2025	100	103
B&G Foods, Inc. 5.25% 2027	210	223
Baidu Inc. 3.425% 2030	675	748
Baker Hughes, a GE Co. 4.486% 2030	68	82
Banff Merger Sub Inc. 9.75% 2026[2]	210	227
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	903
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[1]	7,710	7,815
Bausch Health Companies Inc. 9.25% 2026[2]	795	887
Bausch Health Companies Inc. 5.00% 2028[2]	315	325
Bausch Health Companies Inc. 5.00% 2029[2]	225	232
Bausch Health Companies Inc. 5.25% 2031[2]	85	89
Bayer AG 3.375% 2024[2]	840	918
Bayer US Finance II LLC 3.875% 2023[2]	900	981
Bayer US Finance II LLC 4.25% 2025[2]	203	232
Bayerische Motoren Werke AG 2.95% 2022[2]	3,675	3,801
Bayerische Motoren Werke AG 3.15% 2024[2]	5,000	5,393
Bayerische Motoren Werke AG 3.90% 2025[2]	900	1,014

American Funds Insurance Series	185

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Bayerische Motoren Werke AG 4.15% 2030[2]	$900	$1,089
Becton, Dickinson and Company 3.70% 2027	933	1,071
Becton, Dickinson and Company 2.823% 2030	3,312	3,643
Berkshire Hathaway Energy Company 2.85% 2051[2]	300	309
Bermuda 2.375% 2030[2]	760	799
Black Knight Inc. 3.625% 2028[2]	335	343
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	225	240
BMC Software, Inc. 7.125% 2025[2]	70	76
BMC Software, Inc. 9.125% 2026[2]	150	162
Boeing Company 5.15% 2030	4,000	4,848
Bombardier Inc. 8.75% 2021[2]	50	52
Bombardier Inc. 5.75% 2022[2]	100	102
Bombardier Inc. 6.125% 2023[2]	245	240
Bombardier Inc. 7.50% 2024[2]	10	10
Bombardier Inc. 7.875% 2027[2]	125	115
Boyd Gaming Corp. 4.75% 2027	220	229
BP Capital Markets America Inc. 2.939% 2051	2,280	2,328
Brandywine Operating Partnership, LP 3.95% 2023	190	198
Brasil Foods SA 5.75% 2050[2]	220	245
Braskem SA 4.50% 2030[2]	745	766
Brightstar Escrow Corp. 9.75% 2025[2]	180	193
British Airways, Series 2020-1, Class B, 8.375% 2028[2]	100	111
British Airways, Series 2020-1, Class A, 4.25% 2032[2]	100	107
British American Tobacco PLC 2.789% 2024	1,150	1,230
British American Tobacco PLC 3.215% 2026	955	1,053
British American Tobacco PLC 3.557% 2027	1,545	1,721
British American Tobacco PLC 3.462% 2029	1,150	1,256
British American Tobacco PLC 4.758% 2049	894	1,038
Broadcom Inc. 3.15% 2025	910	994
Broadcom Inc. 4.15% 2030	1,450	1,680
Brookfield Property REIT Inc. 5.75% 2026[2]	760	751
Brookfield Residential Properties Inc. 4.875% 2030[2]	85	88
Cablevision Systems Corp. 6.75% 2021	950	995
Caesars Entertainment, Inc. 6.25% 2025[2]	445	474
Canadian Natural Resources Ltd. 2.95% 2030	2,343	2,509
Carnival Corp. 11.50% 2023[2]	2,630	3,045
Carrier Global Corp. 2.242% 2025	530	562
Carrier Global Corp. 2.493% 2027	438	473
Cars.com Inc. 6.375% 2028[2]	220	234
CCCI Treasure Ltd. 3.425% (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.998% on 2/21/2025)[1]	2,680	2,648
CCCI Treasure Ltd. 3.65% (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.00% on 2/21/2027)[1]	510	502
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[2]	475	491
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,975
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	1,045	1,110
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	275	297
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	375	396
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[2]	210	224
Cenovus Energy Inc. 5.375% 2025	175	197
Cenovus Energy Inc. 6.75% 2039	50	66
Centene Corp. 4.75% 2025	350	360
Centene Corp. 4.625% 2029	405	450
Central Garden & Pet Co. 4.125% 2030	99	103
Cheniere Energy Partners, LP 5.625% 2026	210	219
Cheniere Energy Partners, LP 4.50% 2029	210	222
Cheniere Energy, Inc. 4.625% 2028[2]	405	426
Chesapeake Energy Corp. 4.875% 2022[7]	915	46
Chesapeake Energy Corp. 11.50% 2025[2,7]	636	112
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[5,6,7]	756	620
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	6,000	6,016

186	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Cigna Corp. 3.40% 2021	$750	$766
Cigna Corp. 4.125% 2025	830	956
Cirsa Gaming Corp. SA 7.875% 2023[2]	200	202
Citigroup Inc. 2.35% 2021	1,500	1,518
Citigroup Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	4,500	4,922
Citigroup Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[1]	425	468
Cleveland-Cliffs Inc. 9.875% 2025[2]	425	500
Cleveland-Cliffs Inc. 6.75% 2026[2]	315	341
Cleveland-Cliffs Inc. 5.875% 2027	100	102
CMS Energy Corp. 3.875% 2024	100	109
CMS Energy Corp. 3.00% 2026	1,200	1,324
CNX Resources Corp. 7.25% 2027[2]	210	225
CNX Resources Corp. 6.00% 2029[2]	225	231
Colombia (Republic of) 3.875% 2027	350	391
Colombia (Republic of) 4.50% 2029	1,165	1,351
Comcast Corp. 3.95% 2025	2,610	3,000
Community Health Systems Inc. 5.625% 2027[2]	90	97
Community Health Systems Inc. 6.00% 2029[2]	230	249
Compass Diversified Holdings 8.00% 2026[2]	475	500
Comstock Resources, Inc. 9.75% 2026	295	317
Conagra Brands, Inc. 4.30% 2024	2,380	2,664
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[2,8]	2,741	781
Consumers Energy Co. 3.375% 2023	345	370
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	4	4
Convey Park Energy LLC 7.50% 2025[2]	125	127
Costa Rica (Republic of) 6.125% 2031[2]	640	599
CP Atlas Buyer, Inc. 7.00% 2028[2]	50	52
Crédit Agricole SA 4.375% 2025[2]	1,100	1,236
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	2,675	2,777
Credit Suisse AG (New York Branch) 2.95% 2025	875	960
CSX Corp. 3.80% 2050	75	93
CSX Corp. 2.50% 2051	1,075	1,068
CVR Partners, LP 9.25% 2023[2]	230	231
CVS Health Corp. 3.35% 2021	277	279
CVS Health Corp. 3.50% 2022	430	449
CVS Health Corp. 3.70% 2023	97	104
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]	2,100	2,117
DaimlerChrysler North America Holding Corp. 2.875% 2021[2]	2,275	2,285
DaimlerChrysler North America Holding Corp. 3.00% 2021[2]	6,425	6,446
Dana Inc. 5.625% 2028	410	442
Danske Bank AS 2.70% 2022[2]	1,400	1,436
Danske Bank AS 3.875% 2023[2]	1,675	1,806
Darling Ingredients Inc. 5.25% 2027[2]	210	224
Dave & Buster’s, Inc. 7.625% 2025[2]	220	232
DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[1]	50	42
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	870
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	1,500	1,630
Deutsche Telekom International Finance BV 1.95% 2021[2]	575	580
Deutsche Telekom International Finance BV 2.82% 2022[2]	1,675	1,712
Deutsche Telekom International Finance BV 4.375% 2028[2]	890	1,052
Deutsche Telekom International Finance BV 9.25% 2032	930	1,567
Diamond Offshore Drilling, Inc. 4.875% 2043[7]	825	105
Diamond Sports Group LLC 6.625% 2027[2]	385	233
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[5,6]	108	106
Diebold Nixdorf, Inc. 9.375% 2025[2]	630	707
Diebold, Inc. 8.50% 2024	150	152
Discovery Communications, Inc. 3.625% 2030	468	536
Dominican Republic 5.50% 2025[2]	1,375	1,552
Dominican Republic 5.95% 2027	624	736
Dominican Republic 8.625% 2027[2]	225	287
Dominican Republic 4.50% 2030[2]	1,400	1,524
Dominican Republic 6.40% 2049[2]	1,613	1,899

American Funds Insurance Series	187

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Dominican Republic 5.875% 2060[2]	$1,075	$1,188
DP World Crescent 4.848% 2028[2]	550	641
DPL Inc. 4.125% 2025[2]	95	103
Duke Energy Corp. 3.75% 2024	550	606
Duke Energy Progress, LLC 3.70% 2028	1,225	1,435
Dun & Bradstreet Corp. 6.875% 2026[2]	123	132
Edison International 5.75% 2027	370	443
Edison International 4.125% 2028	2,390	2,665
Egypt (Arab Republic of) 7.50% 2027[2]	2,200	2,550
Electricité de France SA 4.875% 2038[2]	795	993
Embarq Corp. 7.995% 2036	530	655
EMD Finance LLC 2.95% 2022[2]	225	231
EMD Finance LLC 3.25% 2025[2]	2,924	3,206
Empire Communities Corp. 7.00% 2025[2]	100	106
Empresas Publicas de Medellin ESP 4.25% 2029[2]	1,030	1,109
Enbridge Inc. 4.00% 2023	600	653
Enbridge Inc. 2.50% 2025	900	965
Enbridge Inc. 4.25% 2026	655	767
Enbridge Inc. 3.70% 2027	754	860
Encompass Health Corp. 4.50% 2028	100	105
Encompass Health Corp. 4.75% 2030	200	215
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[2]	551	616
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[2]	292	248
Enel Finance International SA 2.75% 2023[2]	5,000	5,235
Enel Finance International SA 3.625% 2027[2]	2,375	2,698
Enel Finance International SA 3.50% 2028[2]	1,800	2,052
Energizer Holdings, Inc. 4.375% 2029[2]	210	218
Energy Transfer Operating, LP 5.00% 2050	3,337	3,617
Energy Transfer Partners, LP 4.20% 2027	110	121
Energy Transfer Partners, LP 6.00% 2048	70	83
Energy Transfer Partners, LP 6.25% 2049	910	1,101
Engie Energia Chile SA 3.40% 2030[2]	547	593
EnLink Midstream Partners, LLC 5.625% 2028[2]	135	138
ENN Energy Holdings Ltd. 2.625% 2030[2]	2,982	3,001
Entergy Corp. 0.90% 2025	750	750
Entergy Texas, Inc. 1.75% 2031	525	527
Enterprise Products Operating LLC 2.80% 2030	377	409
EQM Midstream Partners, LP 6.50% 2027[2]	340	383
EQT Corp. 8.75% 2030	105	128
Equinix, Inc. 1.80% 2027	1,145	1,180
Equinix, Inc. 2.15% 2030	9,390	9,566
Equinor ASA 1.75% 2026	462	485
Equinor ASA 2.375% 2030	928	994
Equinor ASA 3.70% 2050	1,441	1,740
Essex Portfolio LP 3.50% 2025	2,835	3,143
Essex Portfolio LP 3.375% 2026	885	994
European Investment Bank 2.25% 2022	700	717
Exelon Corp. 3.40% 2026	1,465	1,651
Exelon Corp., junior subordinated, 3.497% 2022[1]	525	546
Export-Import Bank of India 3.25% 2030	3,489	3,741
Extraction Oil & Gas, Inc. 5.625% 2026[2,7]	425	78
Exxon Mobil Corp. 3.482% 2030	4,170	4,860
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]	1,159	1,188
Fannie Mae Pool #MA2754 3.00% 2026[4]	155	163
Fannie Mae Pool #AB4281 3.00% 2027[4]	23	24
Fannie Mae Pool #MA4228 1.50% 2036[4]	6,429	6,618
Fannie Mae Pool #AP7888 3.50% 2042[4]	527	576
Fannie Mae Pool #AO4151 3.50% 2042[4]	205	222
Fannie Mae Pool #AQ0770 3.50% 2042[4]	177	195
FEL Energy VI SARL 5.75% 2040[2]	200	213
First Quantum Minerals Ltd. 7.25% 2023[2]	665	686
First Quantum Minerals Ltd. 7.50% 2025[2]	895	933

188	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
First Quantum Minerals Ltd. 6.875% 2026[2]	$325	$339
First Quantum Minerals Ltd. 6.875% 2027[2]	440	478
FirstEnergy Corp. 3.90% 2027 (4.40% on 1/16/2021)[1]	1,800	1,986
FirstEnergy Corp. 3.40% 2050	240	231
Ford Motor Credit Co. 3.81% 2024	800	821
Ford Motor Credit Co. 5.125% 2025	1,035	1,127
Ford Motor Credit Co. 4.00% 2030	125	132
France Télécom 9.00% 2031[1]	2,434	4,005
Freddie Mac Pool #ZS8588 3.00% 2030[4]	93	97
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[4]	8	7
Freddie Mac Pool #SB8083 1.50% 2036[4]	252	260
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[4]	33	31
Freddie Mac Pool #SI2002 4.00% 2048[4]	3,151	3,373
Freddie Mac Pool #2B7343 3.711% 2049[4,6]	2,053	2,146
Freedom Mortgage Corp. 7.625% 2026[2]	225	238
Freeport-McMoRan Inc. 3.875% 2023	75	78
Freeport-McMoRan Inc. 4.25% 2030	275	297
Fresnillo PLC 4.25% 2050[2]	973	1,070
Frontier Communications Corp. 11.00% 2025[7]	1,515	798
Frontier Communications Corp. 5.875% 2027[2]	125	135
Frontier Communications Corp. 5.00% 2028[2]	125	131
Frontier Communications Corp. 6.75% 2029[2]	125	134
FS Energy and Power Fund 7.50% 2023[2]	525	505
FXI Holdings, Inc. 7.875% 2024[2]	246	248
FXI Holdings, Inc. 12.25% 2026[2]	652	744
General Mills, Inc. 3.20% 2021	455	459
General Motors Company 6.125% 2025	117	142
General Motors Financial Co. 5.20% 2023	1,190	1,305
Genesis Energy, LP 8.00% 2027	205	204
Global Payments Inc. 2.90% 2030	683	743
Gogo Inc. 9.875% 2024[2]	985	1,057
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	1,200	1,247
Goldman Sachs Group, Inc. 3.50% 2025	5,111	5,688
GPC Merger Sub Inc. 7.125% 2028[2]	210	232
GrafTech Finance Inc. 4.625% 2028[2]	25	25
Groupe BPCE SA 5.70% 2023[2]	1,800	2,038
Grupo Energia Bogota SA ESP 4.875% 2030[2]	660	778
H.J. Heinz Co. 3.875% 2027[2]	300	324
Halliburton Company 3.80% 2025	54	61
Hanesbrands Inc. 4.625% 2024[2]	85	89
Hanesbrands Inc. 5.375% 2025[2]	86	91
Hanesbrands Inc. 4.875% 2026[2]	350	381
Harsco Corp. 5.75% 2027[2]	210	222
Harvest Midstream I, LP 7.50% 2028[2]	100	107
HCA Inc. 5.875% 2023	145	160
HCA Inc. 5.375% 2025	55	62
HCA Inc. 5.625% 2028	190	225
HCA Inc. 3.50% 2030	100	106
HCA Inc. 5.25% 2049	170	225
Hess Midstream Partners LP 5.125% 2028[2]	140	146
Hexion Inc. 7.875% 2027[2]	370	397
Hilton Worldwide Holdings Inc. 4.00% 2031[2]	130	137
Howard Hughes Corp. 5.375% 2028[2]	435	469
Howmet Aerospace Inc. 6.875% 2025	190	224
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	430	452
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	325
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	4,759
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	1,032	1,068
HSBC Holdings PLC 2.848% 2031 (USD-SOFR + 2.387% on 6/4/2030)[1]	6,000	6,453
Humana Inc. 3.85% 2024	1,000	1,108
Hyundai Capital America 3.25% 2022[2]	250	260
Hyundai Capital America 2.375% 2027[2]	1,284	1,348

American Funds Insurance Series	189

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Hyundai Capital Services Inc. 3.75% 2023[2]	$2,450	$2,606
Imperial Tobacco Finance PLC 3.50% 2023[2]	2,000	2,095
Indonesia (Republic of) 3.75% 2022	1,110	1,157
Indonesia (Republic of) 4.75% 2026	3,500	4,100
Indonesia (Republic of) 3.85% 2030	315	367
International Game Technology PLC 6.50% 2025[2]	500	560
International Game Technology PLC 5.25% 2029[2]	200	216
International Paper Co. 7.30% 2039	600	963
Interstate Power and Light Co. 2.30% 2030	1,275	1,350
Intesa Sanpaolo SpA 5.017% 2024[2]	3,270	3,579
Intuit Inc. 1.35% 2027	700	717
Iraq (Republic of) 6.752% 2023[2]	545	534
Iron Mountain Inc. 5.25% 2030[2]	290	314
Iron Mountain Inc. 4.50% 2031[2]	280	294
Israel (State of) 2.50% 2030	3,850	4,176
Israel (State of) 2.75% 2030	1,135	1,253
Israel (State of) 3.375% 2050	1,470	1,631
Israel (State of) 3.875% 2050	1,265	1,524
J2 Global, Inc. 4.625% 2030[2]	220	233
Jaguar Land Rover PLC 7.75% 2025[2]	225	243
Jaguar Land Rover PLC 5.875% 2028[2]	150	152
Jordan (Hashemite Kingdom of) 5.75% 2027[2]	1,035	1,144
Joseph T. Ryerson & Son, Inc. 8.50% 2028[2]	157	178
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]	6,710	6,787
KB Home 6.875% 2027	370	435
Keurig Dr Pepper Inc. 4.597% 2028	2,740	3,339
Keurig Dr Pepper Inc. 3.20% 2030	146	165
Keurig Dr Pepper Inc. 5.085% 2048	1,075	1,521
Kimberly-Clark Corp. 1.05% 2027	770	781
Kimberly-Clark Corp. 3.10% 2030	110	127
Kraft Heinz Company 3.95% 2025	235	259
Kraft Heinz Company 4.375% 2046	825	893
Kronos Acquisition Holdings Inc. 5.00% 2026[2]	95	99
Kronos Acquisition Holdings Inc. 7.00% 2027[2]	45	47
Kuwait (State of) 2.75% 2022[2]	3,550	3,655
L3Harris Technologies, Inc. 1.80% 2031	950	968
Lamar Media Corp. 3.75% 2028	210	216
LBM Acquisition LLC 6.25% 2029[2]	50	52
LD Holdings Group LLC 6.50% 2025[2]	220	232
Liberty Global PLC 5.50% 2028[2]	250	264
Ligado Networks LLC 15.50% 2023[2,8]	225	219
Lima Metro Line 2 Finance Ltd. 5.875% 2034[2]	1,052	1,273
Lima Metro Line 2 Finance Ltd. 5.875% 2034	721	872
Lima Metro Line 2 Finance Ltd. 4.35% 2036[2]	630	700
Live Nation Entertainment, Inc. 3.75% 2028[2]	50	51
Lloyds Banking Group PLC 1.326% 2023 (UST Yield Curve Rate T Note Constant Maturity 1-year on 6/15/2022)[1]	1,825	1,846
LPL Financial Holdings Inc. 4.625% 2027[2]	395	410
LSB Industries, Inc. 9.625% 2023[2]	760	786
LYB International Finance III, LLC 1.25% 2025	1,452	1,478
Magna International Inc. 2.45% 2030	725	780
Mallinckrodt PLC 10.00% 2025[2]	1,190	1,294
MasTec, Inc. 4.50% 2028[2]	100	105
Mattel, Inc. 6.75% 2025[2]	210	222
MDC Partners Inc. 6.50% 2024[2]	470	477
Medical Properties Trust, Inc. 3.50% 2031	450	465
Medtronic, Inc. 3.50% 2025	1,091	1,225
Methanex Corp. 5.125% 2027	350	381
Methanex Corp. 5.65% 2044	240	258
Mexico City Airport Trust 5.50% 2047	432	456
MGM Growth Properties LLC 3.875% 2029[2]	100	102
MGM Resorts International 7.75% 2022	200	213

190	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Microsoft Corp. 2.40% 2026	$2,688	$2,933
Molina Healthcare, Inc. 5.375% 2022	1,200	1,273
Molina Healthcare, Inc. 3.875% 2030[2]	75	81
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[1]	5,730	5,775
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[1]	1,510	1,640
Morocco (Kingdom of) 5.50% 2042	3,100	3,881
MPLX LP 2.65% 2030	837	878
MPLX LP 5.50% 2049	1,900	2,502
MSCI Inc. 3.875% 2031[2]	410	434
National CineMedia, LLC 5.875% 2028[2]	100	85
National Financial Partners Corp. 6.875% 2028[2]	210	224
Nationstar Mortgage Holdings Inc. 5.125% 2030[2]	230	241
Navient Corp. 5.50% 2023	440	461
Navient Corp. 5.875% 2024	600	639
Navient Corp. 6.125% 2024	100	107
NCL Corp. Ltd. 3.625% 2024[2]	345	328
NCL Corp. Ltd. 5.875% 2026[2]	115	121
Neon Holdings, Inc. 10.125% 2026[2]	200	219
Nestlé Holdings, Inc. 0.625% 2026[2]	5,550	5,525
Netflix, Inc. 4.875% 2030[2]	190	219
New Fortress Energy Inc. 6.75% 2025[2]	103	109
New York Life Global Funding 1.20% 2030[2]	2,725	2,645
New York Life Insurance Company 3.75% 2050[2]	413	495
Newcrest Finance Pty Ltd. 3.25% 2030[2]	909	1,005
Newell Rubbermaid Inc. 4.70% 2026	100	110
Newell Rubbermaid Inc. 5.875% 2036[1]	100	122
Nexstar Broadcasting, Inc. 4.75% 2028[2]	215	225
NGL Energy Partners LP 7.50% 2023	175	124
Niagara Mohawk Power Corp. 3.508% 2024[2]	180	198
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[2]	225	231
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	210	229
NIKE, Inc. 3.375% 2050	602	741
Nissan Motor Co., Ltd. 3.043% 2023[2]	1,543	1,614
Nissan Motor Co., Ltd. 3.522% 2025[2]	2,260	2,425
Northriver Midstream Finance LP 5.625% 2026[2]	220	228
Nouryon Holding BV 8.00% 2026[2]	210	224
Nova Chemicals Corp. 5.25% 2027[2]	120	128
Novartis Capital Corp. 1.75% 2025	460	483
Novartis Capital Corp. 2.00% 2027	501	535
Novartis Capital Corp. 2.20% 2030	1,060	1,139
NRG Energy, Inc. 3.375% 2029[2]	225	231
NRG Energy, Inc. 3.625% 2031[2]	225	232
Occidental Petroleum Corp. 2.70% 2023	230	230
Occidental Petroleum Corp. 5.875% 2025	240	256
Occidental Petroleum Corp. 6.375% 2028	234	248
Occidental Petroleum Corp. 6.125% 2031	155	166
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	1,410	1,438
ONEOK, Inc. 6.35% 2031	31	40
ONEOK, Inc. 4.95% 2047	111	124
ONEOK, Inc. 5.20% 2048	1,378	1,608
ONEOK, Inc. 7.15% 2051	355	492
Oracle Corp. 2.65% 2026	2,327	2,560
Oracle Corp. 3.25% 2027	1,880	2,144
Oracle Corp. 3.60% 2050	980	1,145
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[2,4,6]	621	636
Oversea-Chinese Banking Corp. Ltd. 1.832% 2030 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.58% on 9/10/2025)[1,2]	1,416	1,440
Owens & Minor, Inc. 4.375% 2024	425	437
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[5,6]	352	352
Pacific Gas and Electric Co. 2.95% 2026	590	624
Pacific Gas and Electric Co. 2.10% 2027	9,935	10,097

American Funds Insurance Series	191

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Pacific Gas and Electric Co. 3.30% 2027	$659	$706
Pacific Gas and Electric Co. 4.65% 2028	542	620
Pacific Gas and Electric Co. 4.55% 2030	783	893
Pacific Gas and Electric Co. 3.30% 2040	6,850	6,845
Pacific Gas and Electric Co. 3.50% 2050	931	927
Pakistan (Islamic Republic of) 5.50% 2021[2]	3,535	3,588
Panama (Republic of) 3.75% 2026[2]	1,440	1,579
Panama (Republic of) 3.16% 2030	3,730	4,138
Panama (Republic of) 4.50% 2050	1,230	1,587
Panama (Republic of) 4.50% 2056	1,465	1,893
Panther BF Aggregator 2, LP 6.25% 2026[2]	55	59
Panther BF Aggregator 2, LP 8.50% 2027[2]	200	218
Par Pharmaceutical Inc. 7.50% 2027[2]	206	224
Paraguay (Republic of) 4.625% 2023	947	1,020
Paraguay (Republic of) 5.00% 2026	235	276
Paraguay (Republic of) 4.70% 2027[2]	350	410
Paraguay (Republic of) 5.60% 2048[2]	2,340	3,019
Paraguay (Republic of) 5.40% 2050[2]	1,510	1,918
PayPal Holdings, Inc. 2.30% 2030	541	580
Peabody Energy Corp. 6.00% 2022[2]	225	165
PennyMac Financial Services, Inc. 5.375% 2025[2]	210	222
Peru (Republic of) 2.392% 2026	500	534
Petrobras Global Finance Co. 6.75% 2050	1,370	1,704
Petróleos Mexicanos 6.875% 2025[2]	1,340	1,471
Petróleos Mexicanos 6.49% 2027	100	106
Petróleos Mexicanos 6.35% 2048	723	657
Petróleos Mexicanos 7.69% 2050	250	252
Petróleos Mexicanos 6.95% 2060	201	189
PETRONAS Capital Ltd. 3.50% 2030[2]	605	697
PetSmart, Inc. 5.875% 2025[2]	790	813
PetSmart, Inc. 8.875% 2025[2]	1,035	1,064
PG&E Corp. 5.00% 2028	220	235
PG&E Corp. 5.25% 2030	125	138
Philip Morris International Inc. 2.10% 2030	634	662
Philippines (Republic of) 1.648% 2031	1,637	1,662
Pioneer Natural Resources Company 1.90% 2030	1,078	1,069
Plains All American Pipeline, LP 3.80% 2030	352	379
Poland (Republic of) 3.25% 2026	3,090	3,491
Post Holdings, Inc. 4.625% 2030[2]	579	610
PowerTeam Services, LLC 9.033% 2025[2]	100	111
Prime Healthcare Services, Inc. 7.25% 2025[2]	140	149
Prime Security Services Borrower, LLC 3.375% 2027[2]	160	159
Procter & Gamble Company 3.00% 2030	338	390
Progress Energy, Inc. 7.75% 2031	150	224
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]	555	577
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	500	602
PTT Exploration and Production PCL 2.587% 2027[2]	200	209
Public Service Electric and Gas Co. 2.05% 2050	415	391
Puget Energy, Inc. 6.00% 2021	1,023	1,059
Puget Energy, Inc. 5.625% 2022	480	508
Qatar (State of) 3.875% 2023[2]	475	511
Qatar (State of) 3.40% 2025[2]	4,805	5,306
Qatar (State of) 4.50% 2028[2]	3,205	3,889
Qatar (State of) 5.103% 2048[2]	530	747
Rabobank Nederland 4.625% 2023	2,180	2,431
Radiology Partners, Inc. 9.25% 2028[2]	410	462
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[5,6]	325	321
Rattler Midstream Partners LP 5.625% 2025[2]	220	233
Rayonier A.M. Products Inc. 7.625% 2026[2]	40	42
Regeneron Pharmaceuticals, Inc. 1.75% 2030	1,014	1,000
Reynolds American Inc. 4.45% 2025	2,115	2,409
Rolls-Royce PLC 5.75% 2027[2]	220	244

192	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Roper Technologies, Inc. 1.00% 2025	$2,210	$2,238
Royal Caribbean Cruises Ltd. 11.50% 2025[2]	95	111
RP Escrow Issuer, LLC 5.25% 2025[2]	75	79
Russian Federation 4.25% 2027	1,400	1,600
Sabine Pass Liquefaction, LLC 4.50% 2030[2]	88	104
Sabre GLBL Inc. 7.375% 2025[2]	210	228
Sabre Holdings Corp. 5.25% 2023[2]	50	51
Sabre Holdings Corp. 9.25% 2025[2]	125	149
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	640	659
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[2]	283	315
Santander Holdings USA, Inc. 3.244% 2026	3,750	4,095
Saudi Arabia (Kingdom of) 2.894% 2022[2]	1,900	1,959
Saudi Arabia (Kingdom of) 2.90% 2025	2,000	2,158
Saudi Arabia (Kingdom of) 3.628% 2027[2]	1,900	2,137
Saudi Arabia (Kingdom of) 3.625% 2028[2]	3,840	4,310
Saudi Arabian Oil Co. 1.625% 2025[2]	430	441
Scentre Group 3.50% 2025[2]	210	225
Scentre Group 3.75% 2027[2]	110	119
Schlumberger BV 4.00% 2025[2]	935	1,064
Scientific Games Corp. 5.00% 2025[2]	539	557
Scientific Games Corp. 8.25% 2026[2]	615	664
Scientific Games Corp. 7.00% 2028[2]	100	108
Scientific Games Corp. 7.25% 2029[2]	160	176
Scripps Escrow II, Inc. 3.875% 2029[2]	50	52
Service Properties Trust 5.50% 2027	85	93
ServiceNow, Inc. 1.40% 2030	1,830	1,787
Shell International Finance BV 3.25% 2050	1,000	1,135
Shire PLC 2.40% 2021	1,072	1,086
Sinclair Television Group, Inc. 5.125% 2027[2]	155	158
Sinclair Television Group, Inc. 4.125% 2030[2]	230	236
Six Flags Entertainment Corp. 4.875% 2024[2]	230	231
Sizzling Platter LLC 8.50% 2025[2]	200	209
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,261
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,162
SkyMiles IP Ltd. 4.75% 2028[2]	210	229
Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[5,6]	184	185
Southern California Edison Co. 2.85% 2029	200	218
Southwestern Energy Co. 6.45% 2025[1]	200	208
Southwestern Energy Co. 8.375% 2028	60	65
Springleaf Finance Corp. 6.125% 2024	650	711
Sprint Corp. 7.625% 2026	180	224
Sprint Corp. 6.875% 2028	725	957
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	7,010	6,101
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	3,700	2,902
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	2,890	1,863
State Grid Overseas Investment Ltd. 3.50% 2027[2]	5,600	6,232
Statoil ASA 3.70% 2024	1,950	2,145
Statoil ASA 4.25% 2041	1,000	1,257
Stericycle, Inc. 3.875% 2029[2]	65	67
Summit Materials, Inc. 6.50% 2027[2]	210	224
Sunoco Logistics Operating Partners, LP 4.00% 2027	1,490	1,631
Sunoco LP 5.50% 2026	210	216
Sunoco LP 4.50% 2029[2]	220	229
Surgery Center Holdings 10.00% 2027[2]	210	232
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)[1,2]	800	935
Syneos Health, Inc. 3.625% 2029[2]	45	45
Talen Energy Corp. 10.50% 2026[2]	105	94
Talen Energy Corp. 7.25% 2027[2]	510	544
Talen Energy Supply, LLC 7.625% 2028[2]	70	76
Targa Resources Partners LP 5.875% 2026	125	133
Targa Resources Partners LP 5.50% 2030	230	250

American Funds Insurance Series	193

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Targa Resources Partners LP 4.875% 2031[2]	$90	$98
Teekay Offshore Partners LP 8.50% 2023[2]	550	469
TEGNA Inc. 4.75% 2026[2]	100	107
Tencent Holdings Ltd. 3.24% 2050[2]	7,950	8,245
Tencent Music Entertainment Group 2.00% 2030	610	607
Tenet Healthcare Corp. 4.875% 2026[2]	865	906
Teva Pharmaceutical Finance Co. BV 2.20% 2021	71	71
Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,361	4,325
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,600	4,887
Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,910	4,329
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,900	2,793
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	1,780	1,863
The Home Company Inc. 7.25% 2025[2]	290	299
Thermo Fisher Scientific Inc. 4.133% 2025	1,170	1,331
T-Mobile US, Inc. 3.875% 2030[2]	2,925	3,391
T-Mobile US, Inc. 2.55% 2031[2]	9,390	9,872
Toronto-Dominion Bank 1.15% 2025	7,000	7,151
Total Capital International 3.127% 2050	3,283	3,562
Total Play Telecomunicaciones, SA de CV 7.50% 2025[2]	230	230
Toyota Motor Credit Corp. 2.90% 2023	1,360	1,439
Toyota Motor Credit Corp. 1.80% 2025	8,000	8,392
Toyota Motor Credit Corp. 3.00% 2025	1,360	1,496
Toyota Motor Credit Corp. 3.375% 2030	453	530
TransCanada PipeLines Ltd. 4.10% 2030	1,342	1,587
TransDigm Inc. 6.50% 2024	25	25
TransDigm Inc. 6.25% 2026[2]	204	218
TransDigm Inc. 5.50% 2027	220	232
Transocean Guardian Ltd. 5.875% 2024[2]	43	36
Transocean Inc. 6.125% 2025[2]	94	89
Transocean Poseidon Ltd. 6.875% 2027[2]	130	119
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[5,6]	73	51
TreeHouse Foods, Inc. 4.00% 2028	50	52
Trilogy International Partners, LLC 8.875% 2022[2]	1,585	1,533
Trivium Packaging BV 8.50% 2027[2]	200	219
Tronox Ltd. 6.50% 2026[2]	375	391
Turkey (Republic of) 6.25% 2022	1,880	1,971
Turkey (Republic of) 5.75% 2024	2,500	2,638
Turkey (Republic of) 6.35% 2024	2,220	2,388
U.S. Treasury 0.125% 2022	12,340	12,341
U.S. Treasury 2.625% 2023	6,900	7,270
U.S. Treasury 1.875% 2024	4,515	4,787
U.S. Treasury 2.75% 2025	10,140	11,245
U.S. Treasury 2.875% 2025	5,400	6,063
U.S. Treasury 0.625% 2030	11,600	11,338
U.S. Treasury 1.125% 2040	9,170	8,704
U.S. Treasury 2.75% 2047[9]	1,625	2,040
U.S. Treasury 3.00% 2048	5,045	6,637
U.S. Treasury 1.25% 2050[9]	12,900	11,700
U.S. Treasury 2.00% 2050[9]	8,100	8,796
U.S. Treasury Inflation-Protected Security 0.125% 2021[3]	3,340	3,352
U.S. Treasury Inflation-Protected Security 1.125% 2021[3]	3,321	3,322
U.S. Treasury Inflation-Protected Security 0.125% 2030[3,9]	14,594	16,279
U.S. Treasury Inflation-Protected Security 0.75% 2042[3]	720	918
U.S. Treasury Inflation-Protected Security 0.625% 2043[3]	1,359	1,697
U.S. Treasury Inflation-Protected Security 1.375% 2044[3]	5,921	8,540
U.S. Treasury Inflation-Protected Security 1.00% 2049[3,9]	5,381	7,588
U.S. Treasury Inflation-Protected Security 0.25% 2050[3,9]	5,672	6,756
Uber Technologies, Inc. 8.00% 2026[2]	300	327
UBS Group AG 1.008% 2024 (UST Yield Curve Rate T Note Constant Maturity 5-year + 0.83% on 7/30/2023)[1,2]	1,950	1,970

194	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 4.00%) 4.75% 2026[5,6]	$319	$321
UniCredit SpA 3.75% 2022[2]	1,750	1,814
UniCredit SpA 4.625% 2027[2]	6,805	7,749
Uniform Mortgage-Backed Security 1.50% 2036[4,10]	19,656	20,196
Uniform Mortgage-Backed Security 2.00% 2051[4,10]	5,652	5,851
Uniform Mortgage-Backed Security 2.00% 2051[4,10]	4,350	4,510
Unisys Corp. 6.875% 2027[2]	50	55
United Airlines Holdings, Inc. 6.50% 2027[2]	290	312
United Mexican States 3.90% 2025	1,080	1,213
United Mexican States 3.25% 2030	2,685	2,906
United Mexican States 2.659% 2031	1,822	1,869
United Mexican States 4.75% 2032	950	1,146
United Mexican States 5.00% 2051	890	1,111
United Natural Foods, Inc. 6.75% 2028[2]	175	183
United Rentals, Inc. 3.875% 2031	50	53
United Technologies Corp. 4.125% 2028	1,900	2,266
Univision Communications Inc. 6.625% 2027[2]	220	237
Upjohn Inc. 2.30% 2027[2]	794	846
Upjohn Inc. 3.85% 2040[2]	970	1,095
Uruguay (Oriental Republic of) 4.375% 2031	600	737
Vale Overseas Ltd. 3.75% 2030	1,873	2,086
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	800	825
Valvoline Inc. 4.375% 2025	90	93
Valvoline Inc. 3.625% 2031[2]	210	216
Venator Materials Corp. 5.75% 2025[2]	620	581
Venator Materials Corp. 9.50% 2025[2]	420	460
Veritas Holdings Ltd. 7.50% 2023[2]	440	442
Veritas Holdings Ltd. 10.50% 2024[2]	200	204
Veritas Holdings Ltd. 7.50% 2025[2]	285	293
Verizon Communications Inc. 0.85% 2025	4,480	4,516
Verizon Communications Inc. 3.15% 2030	575	645
Vertical U.S. Newco Inc. 5.25% 2027[2]	225	239
VICI Properties LP 4.25% 2026[2]	175	182
VICI Properties LP 4.625% 2029[2]	45	48
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[2]	110	113
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[2]	250	264
Vine Oil & Gas LP 8.75% 2023[2]	175	140
Virgin Media O2 4.25% 2031[2]	275	282
Volkswagen Group of America Finance, LLC 4.00% 2021[2]	1,900	1,959
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,280	1,493
Walt Disney Company 2.65% 2031	5,520	6,053
Warner Music Group 3.875% 2030[2]	210	224
WEA Finance LLC 3.75% 2024[2]	535	565
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[1]	11,775	12,542
WESCO Distribution, Inc. 7.125% 2025[2]	195	215
WESCO Distribution, Inc. 7.25% 2028[2]	215	245
Western Gas Partners LP 4.50% 2028	230	239
Western Global Airlines LLC 10.375% 2025[2]	80	89
Western Midstream Operating, LP 4.10% 2025[1]	155	160
Western Midstream Operating, LP 4.75% 2028	70	73
Westfield Corp. Ltd. 3.15% 2022[2]	245	249
Westpac Banking Corp. 2.894% 2030
(UST Yield Curve Rate T Note Constant Maturity 5-year + 1.35% on 2/4/2025)[1]	2,900	3,041
Williams Companies, Inc. 3.50% 2030	1,024	1,161
Williams Partners LP 4.30% 2024	820	905
Wyndham Worldwide Corp. 4.375% 2028[2]	230	239
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]	228	232
Wynn Macau, Ltd. 5.625% 2028[2]	200	210
Wynn Resorts Ltd. 7.75% 2025[2]	180	195
Xcel Energy Inc. 3.35% 2026	2,581	2,914
Xerox Corp. 5.50% 2028[2]	450	478
Ziggo Bond Co. BV 5.125% 2030[2]	200	211

American Funds Insurance Series	195

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Ziggo Bond Finance BV 5.50% 2027[2]	$412	$431
Ziggo Bond Finance BV 4.875% 2030[2]	100	105
Zimmer Holdings, Inc. 3.15% 2022	790	813
		924,718

Total bonds, notes & other debt instruments (cost: $2,015,926,000)		2,189,999

Common stocks 0.08%	Shares
U.S. dollars 0.08%
Associated Materials Group Inc.[11,12,13]	174,911	1,098
Oasis Petroleum Inc.[13]	8,735	324
Weatherford International[13]	29,931	180
Tribune Resources, LLC[11,12,13]	158,988	145
ACR III LSC Holdings LLC[11,12,13]	49	74
Advanz Pharma Corp. Ltd.[13,14]	9,130	40
Advanz Pharma Corp. Ltd.[13]	6,028	27
McDermott International, Inc.[13]	4,287	3
Jonah Energy Parent LLC[11,12,13]	130	2
Sable Permian Resources, LLC, units[11,12,13]	2,905,980	—	[15]

Total common stocks (cost: $4,556,000)		1,893

Rights & warrants 0.00%
U.S. dollars 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[11,12,13]	53,128	—	[15]
Tribune Resources, LLC, Class B, warrants, expire 2023[11,12,13]	41,322	—	[15]
Tribune Resources, LLC, Class C, warrants, expire 2023[11,12,13]	39,060	—	[15]

Total rights & warrants (cost: $8,000)		—	[15]

Short-term securities 6.44%
Money market investments 6.28%
Capital Group Central Cash Fund 0.12%[16,17]	1,470,026	147,017

	Principal amount (000)
Bills & notes of governments outside the U.S. 0.16%
Greek Treasury Bill 0.13% due 1/4/2021	€3,000	3,665

Total short-term securities (cost: $150,388,000)		150,682
Total investment securities 100.16% (cost: $2,170,878,000)		2,342,574
Other assets less liabilities (0.16)%		(3,829)

Net assets 100.00%		$2,338,745

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020 (000)	[19]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	53	April 2021	$5,300		$6,687		$14
10 Year Japanese Government Bond Futures	Long	1	March 2021	¥100,000		1,471		(1)
10 Year Ultra U.S. Treasury Note Futures	Short	256	March 2021	$(25,600)		(40,028)		88

196	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[18]	Value at 12/31/2020 (000)	[19]	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year U.S. Treasury Note Futures	Short	363	March 2021	(36,300)		$(50,122)		$(53)
30 Year Euro-Buxl Futures	Long	50	March 2021	€5,000		13,758		206
30 Year Ultra U.S. Treasury Bond Futures	Long	75	March 2021	$7,500		16,017		(101)
								$153

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
AUD1,830	USD1,338	Bank of New York Mellon	1/6/2021	$73
USD1,384	AUD1,830	HSBC Bank	1/6/2021	(27)
USD7,916	NZD11,400	Bank of America	1/6/2021	(287)
EUR5,320	USD6,419	Bank of America	1/7/2021	81
EUR2,080	USD2,519	HSBC Bank	1/7/2021	23
USD4,624	EUR3,790	Citibank	1/7/2021	(7)
JPY11,212,630	USD107,405	Goldman Sachs	1/8/2021	1,198
EUR74,298	USD89,863	JPMorgan Chase	1/8/2021	924
CAD16,330	USD12,628	Standard Chartered Bank	1/8/2021	202
SEK23,400	USD2,746	Bank of America	1/8/2021	99
MXN220,660	USD10,980	HSBC Bank	1/8/2021	98
AUD1,260	USD928	HSBC Bank	1/8/2021	44
NOK10,500	USD1,188	Bank of New York Mellon	1/8/2021	36
CHF800	USD894	Bank of America	1/8/2021	10
CZK181,540	EUR6,914	HSBC Bank	1/8/2021	5
EUR10,116	DKK75,300	Bank of New York Mellon	1/8/2021	(2)
USD2,299	EUR1,890	Citibank	1/8/2021	(11)
PLN12,600	USD3,397	Citibank	1/8/2021	(24)
USD2,283	MXN46,000	Goldman Sachs	1/8/2021	(26)
USD1,861	AUD2,460	HSBC Bank	1/8/2021	(36)
USD984	ZAR15,210	Bank of America	1/8/2021	(49)
USD2,623	GBP1,970	Citibank	1/8/2021	(71)
USD6,270	CZK136,930	Citibank	1/8/2021	(106)
USD12,699	CAD16,330	Goldman Sachs	1/8/2021	(130)
USD17,096	ILS56,300	Citibank	1/8/2021	(427)
USD15,021	AUD20,170	UBS AG	1/8/2021	(531)
CNH137,510	USD21,027	UBS AG	1/12/2021	102
USD2,914	THB88,000	Citibank	1/12/2021	(24)
JPY1,485,880	USD14,244	HSBC Bank	1/14/2021	149
COP4,735,500	USD1,368	Citibank	1/14/2021	19
KRW28,454,610	USD26,193	Citibank	1/14/2021	7
USD2,244	IDR31,688,220	Standard Chartered Bank	1/14/2021	(8)
USD3,313	INR244,900	HSBC Bank	1/14/2021	(34)
USD1,765	CLP1,302,100	Citibank	1/14/2021	(67)
USD6,914	KRW7,636,890	Citibank	1/14/2021	(117)
USD5,644	DKK34,570	Goldman Sachs	1/19/2021	(34)
USD10,438	NZD14,740	Goldman Sachs	1/21/2021	(169)
CAD13,240	USD10,150	Citibank	1/29/2021	253
CAD13,190	USD10,114	Bank of America	1/29/2021	249
MXN76,040	USD3,645	Goldman Sachs	1/29/2021	163
USD2,093	ZAR30,700	UBS AG	1/29/2021	13
EUR5,779	DKK43,000	Citibank	1/29/2021	2
EUR722	DKK5,372	Goldman Sachs	1/29/2021	— [15]

American Funds Insurance Series	197

Capital World Bond Fund (formerly Global Bond Fund) (continued)

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR722	DKK5,372	Citibank	1/29/2021	$— [15]
EUR14,020	DKK104,345	Citibank	1/29/2021	— [15]
USD1,769	ZAR29,280	Bank of America	1/29/2021	(215)
USD7,227	MXN155,490	Morgan Stanley	1/29/2021	(560)
USD19,929	CAD26,430	Citibank	1/29/2021	(837)
CAD17,000	USD13,128	UBS AG	2/10/2021	230
RUB422,320	USD5,511	Goldman Sachs	2/10/2021	175
				$356

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
0.0079%	6-month JPY-LIBOR	4/8/2030	¥1,620,000	$(32)	$32	$(64)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
CDX.EM.34	1.00%/Quarterly	12/20/2025	$25,000	$602	$1,300	$(698)

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized appreciation at 12/31/2020 (000)
1.00%/Quarterly	CDX.NA.IG.35	12/20/2025	$13,090	$321	$290	$31

Investments in affiliates17

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 6.29%
Money market investments 6.29%
Capital Group Central Cash Fund 0.12%[16]	$77,745	$900,757	$831,352	$35	$(168)	$147,017	$477

198	American Funds Insurance Series

Capital World Bond Fund (formerly Global Bond Fund) (continued)

[1]	Step bond; coupon rate may change at a later date.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $282,947,000, which represented 12.10% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,635,000, which represented .11% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Scheduled interest and/or principal payment was not received.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $4,515,000, which represented .19% of the net assets of the fund.
[10]	Purchased on a TBA basis.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,319,000, which represented .06% of the net assets of the fund.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[15]	Amount less than one thousand.
[16]	Rate represents the seven-day yield at 12/31/2020.
[17]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[18]	Notional amount is calculated based on the number of contracts and notional contract size.
[19]	Value is calculated based on the notional amount and current market price.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp. Ltd.	8/31/2018	$116	$40	.00%

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

DOP = Dominican pesos

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

S$ = Singapore dollars

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

THB = Thai baht

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	199

High-Income Bond Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 89.34%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 89.33%
Communication services 13.43%
Brightstar Escrow Corp. 9.75% 2025[1]	$575	$616
Cars.com Inc. 6.375% 2028[1]	625	665
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	1,155	1,164
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	263	273
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	3,182	3,287
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	102
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2029[1]	24	26
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	304	323
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	787	850
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	4,535	4,785
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032[1]	2,549	2,725
CenturyLink, Inc. 6.75% 2023	2,235	2,493
CenturyLink, Inc. 7.50% 2024	583	661
CenturyLink, Inc. 5.125% 2026[1]	2,069	2,188
CenturyLink, Inc. 4.00% 2027[1]	134	139
Clear Channel Worldwide Holdings, Inc. 9.25% 2024	561	569
Diamond Sports Group LLC 5.375% 2026[1]	993	809
Diamond Sports Group LLC 6.625% 2027[1]	1,155	700
Discovery Communications, Inc. 4.65% 2050	442	553
Embarq Corp. 7.995% 2036	927	1,145
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 4.25%) 5.25% 2027[2,3]	75	75
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	549
Front Range BidCo, Inc. 6.125% 2028[1]	1,089	1,153
Frontier Communications Corp. 10.50% 2022[4]	4,500	2,356
Frontier Communications Corp. 5.875% 2027[1]	1,550	1,679
Frontier Communications Corp. 5.00% 2028[1]	3,500	3,655
Frontier Communications Corp. 6.75% 2029[1]	1,675	1,795
Gogo Inc. 9.875% 2024[1]	10,414	11,170
Gray Television, Inc. 7.00% 2027[1]	808	886
iHeartCommunications, Inc. 5.25% 2027[1]	1,235	1,296
Inmarsat PLC 6.75% 2026[1]	1,475	1,591
Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,718
Intelsat Jackson Holding Co. 8.50% 2024[1,4]	3,175	2,278
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[2,3]	1,212	1,241
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,976
Lamar Media Corp. 3.75% 2028	61	63
Lamar Media Corp. 4.875% 2029	300	320
Lamar Media Corp. 4.00% 2030	260	270
Liberty Global PLC 5.50% 2028[1]	656	693
Ligado Networks LLC 15.50% 2023[1,5]	1,750	1,706
Live Nation Entertainment, Inc. 3.75% 2028[1]	450	456
Match Group, Inc. 4.625% 2028[1]	1,100	1,155
MDC Partners Inc. 6.50% 2024[1]	5,170	5,249
Meredith Corp. 6.875% 2026	2,239	2,187
National CineMedia, LLC 5.875% 2028[1]	250	213
Netflix, Inc. 5.375% 2021	1,300	1,307
Netflix, Inc. 4.875% 2028	360	407
Netflix, Inc. 4.875% 2030[1]	174	200
Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,500	2,620
Nexstar Escrow Corp. 5.625% 2027[1]	289	310
Numericable Group SA 7.375% 2026[1]	1,049	1,105
Qwest Capital Funding, Inc. 6.875% 2028	660	705
Scripps Escrow II, Inc. 3.875% 2029[1]	1,125	1,175
Sinclair Television Group, Inc. 5.125% 2027[1]	345	352
Sinclair Television Group, Inc. 4.125% 2030[1]	1,800	1,847
Sirius XM Radio Inc. 4.625% 2024[1]	74	77
Sirius XM Radio Inc. 4.125% 2030[1]	345	368
Sprint Corp. 11.50% 2021	987	1,073
Sprint Corp. 7.625% 2026	2,000	2,485
Sprint Corp. 6.875% 2028	3,671	4,847
Sprint Corp. 8.75% 2032	2,440	3,866

200	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
TEGNA Inc. 4.75% 2026[1]	$850	$909
TEGNA Inc. 4.625% 2028[1]	635	650
TEGNA Inc. 5.00% 2029	716	757
T-Mobile US, Inc. 3.875% 2030[1]	292	339
T-Mobile US, Inc. 4.50% 2050[1]	379	468
Total Play Telecomunicaciones, SA de CV 7.50% 2025[1]	725	725
Trilogy International Partners, LLC 8.875% 2022[1]	4,500	4,353
Uniti Group LP / Uniti Fiber Holdings Inc. / CSL Capital LLC 7.875% 2025[1]	75	81
Univision Communications Inc. 5.125% 2025[1]	3,195	3,225
Univision Communications Inc. 6.625% 2027[1]	3,050	3,281
Virgin Media O2 4.25% 2031[1]	1,925	1,971
Virgin Media Secured Finance PLC 4.50% 2030[1]	790	826
Vodafone Group PLC 7.00% 2079 (5-year USD Swap + 4.873% on 4/4/2029)[6]	105	131
Warner Music Group 5.50% 2026[1]	228	236
Warner Music Group 3.875% 2030[1]	850	905
Ziggo Bond Co. BV 5.125% 2030[1]	419	443
Ziggo Bond Finance BV 5.50% 2027[1]	1,491	1,559
Ziggo Bond Finance BV 4.875% 2030[1]	1,075	1,132
		116,538

Energy 12.44%
American Energy-Permian Basin, LLC / AEPB Finance Corp. 12.00% 2024[1,4]	1,934	14
Antero Resources Corp. 5.375% 2024	875	855
Antero Resources Corp. 7.875% 2026[1]	92	95
Apache Corp. 4.625% 2025	770	809
Apache Corp. 4.875% 2027	1,360	1,444
Apache Corp. 4.375% 2028	791	825
Apache Corp. 6.00% 2037	165	183
Apache Corp. 5.10% 2040	795	854
Apache Corp. 4.75% 2043	295	306
Ascent Resources - Utica LLC 7.00% 2026[1]	765	734
Ascent Resources - Utica LLC 9.00% 2027[1]	120	134
Ascent Resources - Utica LLC 8.25% 2028[1]	271	271
Ascent Resources - Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 9.233% 2025[1,2,3]	228	249
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 2022[1]	1,300	1,303
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	871	930
Carrizo Oil & Gas Inc. 6.25% 2023	750	478
Cenovus Energy Inc. 5.375% 2025	755	852
Cenovus Energy Inc. 6.75% 2039	125	165
Cenovus Energy Inc. 5.40% 2047	400	470
Centennial Resource Production, LLC 6.875% 2027[1]	465	335
Cheniere Energy Partners, LP 5.625% 2026	1,146	1,197
Cheniere Energy Partners, LP 4.50% 2029	583	618
Cheniere Energy, Inc. 7.00% 2024	319	373
Cheniere Energy, Inc. 5.875% 2025	495	576
Cheniere Energy, Inc. 4.625% 2028[1]	5,055	5,314
Chesapeake Energy Corp. 4.875% 2022[4]	4,300	215
Chesapeake Energy Corp. 11.50% 2025[1,4]	2,824	498
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 8.00%) 8.223% 2024[2,3,4]	2,627	2,154
CITGO Petroleum Corp. 7.00% 2025[1]	500	500
CNX Resources Corp. 7.25% 2027[1]	935	1,002
CNX Resources Corp. 6.00% 2029[1]	1,345	1,380
Comstock Resources, Inc. 9.75% 2026	1,363	1,464
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[1,5]	7,784	2,219
Continental Resources Inc. 5.75% 2031[1]	655	728
Convey Park Energy LLC 7.50% 2025[1]	417	423
DCP Midstream LP 7.375% 2049 (3-month USD-LIBOR + 5.148% on 12/15/2022)[6]	270	225
DCP Midstream Operating LP 4.95% 2022	1,072	1,108

American Funds Insurance Series	201

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Diamond Offshore Drilling, Inc. 7.875% 2025[4]	$508	$65
Diamond Offshore Drilling, Inc. 4.875% 2043[4]	1,362	173
Endeavor Energy Resources, LP 6.625% 2025[1]	850	911
Energy Transfer Operating, LP 5.00% 2050	2,051	2,223
EnLink Midstream Partners, LLC 5.625% 2028[1]	660	676
EnLink Midstream Partners, LP 4.15% 2025	400	393
EQM Midstream Partners, LP 4.75% 2023	400	421
EQM Midstream Partners, LP 4.125% 2026	127	128
EQM Midstream Partners, LP 6.50% 2027[1]	2,365	2,666
EQM Midstream Partners, LP 5.50% 2028	1,231	1,348
EQT Corp. 7.875% 2025	630	718
EQT Corp. 3.90% 2027	125	124
EQT Corp. 5.00% 2029	480	507
EQT Corp. 8.75% 2030	400	489
Extraction Oil & Gas, Inc. 5.625% 2026[1,4]	1,575	289
Genesis Energy, LP 5.625% 2024	150	146
Genesis Energy, LP 6.50% 2025	2,235	2,178
Genesis Energy, LP 8.00% 2027	1,528	1,524
Harvest Midstream I, LP 7.50% 2028[1]	1,325	1,413
Hess Midstream Partners LP 5.125% 2028[1]	687	719
Hilcorp Energy I, LP 5.75% 2025[1]	775	787
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.146% 2024[2,3,7]	12	10
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 4.00%) 4.146% 2025[2,3,5]	146	100
MPLX LP 5.50% 2049	417	549
Murphy Oil Corp. 6.875% 2024	1,000	1,019
Nabors Industries Inc. 5.75% 2025	355	186
New Fortress Energy Inc. 6.75% 2025[1]	1,034	1,097
NGL Energy Partners LP 7.50% 2023	767	545
NGL Energy Partners LP 6.125% 2025	3,179	2,023
Northriver Midstream Finance LP 5.625% 2026[1]	625	647
NuStar Logistics, LP 6.75% 2021[1]	15	15
NuStar Logistics, LP 6.00% 2026	686	743
Occidental Petroleum Corp. 2.70% 2023	275	275
Occidental Petroleum Corp. 2.90% 2024	2,093	2,018
Occidental Petroleum Corp. 5.50% 2025	755	789
Occidental Petroleum Corp. 5.875% 2025	710	757
Occidental Petroleum Corp. 8.00% 2025	1,475	1,683
Occidental Petroleum Corp. 3.40% 2026	600	573
Occidental Petroleum Corp. 6.375% 2028	575	609
Occidental Petroleum Corp. 3.50% 2029	210	192
Occidental Petroleum Corp. 6.625% 2030	885	962
Occidental Petroleum Corp. 8.875% 2030	375	441
Occidental Petroleum Corp. 6.125% 2031	845	906
Occidental Petroleum Corp. 4.20% 2048	165	134
ONEOK, Inc. 5.85% 2026	273	327
ONEOK, Inc. 4.95% 2047	23	26
ONEOK, Inc. 5.20% 2048	282	329
ONEOK, Inc. 7.15% 2051	83	115
Ovintiv Inc. 6.50% 2034	550	637
Parsley Energy, Inc. 5.25% 2025[1]	150	157
PBF Holding Company LLC 9.25% 2025[1]	235	231
PDC Energy Inc. 5.75% 2026	1,100	1,138
Peabody Energy Corp. 6.00% 2022[1]	1,738	1,272
Peabody Energy Corp. 6.375% 2025[1]	100	55
Petrobras Global Finance Co. 5.60% 2031	250	288
Petrobras Global Finance Co. 6.90% 2049	375	476
Petrobras Global Finance Co. 6.75% 2050	850	1,057
Petróleos Mexicanos 6.875% 2025[1]	350	384
Petróleos Mexicanos 6.49% 2027	495	523

202	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Petróleos Mexicanos 5.35% 2028	$449	$444
Petróleos Mexicanos 6.375% 2045	210	193
Petróleos Mexicanos 6.35% 2048	108	98
Petróleos Mexicanos 7.69% 2050	651	657
PowerTeam Services, LLC 9.033% 2025[1]	560	624
QEP Resources, Inc. 5.625% 2026	435	478
Range Resources Corp. 4.875% 2025	472	447
Rattler Midstream Partners LP 5.625% 2025[1]	1,105	1,169
Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,042
Sabine Pass Liquefaction, LLC 4.50% 2030[1]	256	304
Sanchez Energy Corp. 7.25% 2023[1,4]	739	7
SM Energy Co. 5.625% 2025	247	201
SM Energy Co. 6.625% 2027	290	233
Southwestern Energy Co. 6.45% 2025[6]	935	972
Southwestern Energy Co. 7.50% 2026	1,224	1,286
Southwestern Energy Co. 7.75% 2027	72	78
Southwestern Energy Co. 8.375% 2028	865	940
Sunoco LP 5.50% 2026	513	528
Sunoco LP 6.00% 2027	147	156
Sunoco LP 4.50% 2029[1]	1,205	1,255
Tallgrass Energy Partners, LP 5.50% 2024[1]	1,000	1,020
Tallgrass Energy Partners, LP 7.50% 2025[1]	585	633
Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,7,8]	11	6
Targa Resources Partners LP 5.875% 2026	321	341
Targa Resources Partners LP 6.50% 2027	133	145
Targa Resources Partners LP 6.875% 2029	332	374
Targa Resources Partners LP 5.50% 2030	477	518
Targa Resources Partners LP 4.875% 2031[1]	2,000	2,173
Teekay Corp. 9.25% 2022[1]	3,108	3,178
Teekay Offshore Partners LP 8.50% 2023[1]	2,009	1,712
Transocean Guardian Ltd. 5.875% 2024[1]	862	726
Transocean Inc. 6.125% 2025[1]	1,876	1,788
Transocean Poseidon Ltd. 6.875% 2027[1]	655	598
USA Compression Partners, LP 6.875% 2026	264	276
USA Compression Partners, LP 6.875% 2027	247	264
Vine Oil & Gas LP 8.75% 2023[1]	1,767	1,414
Weatherford International PLC 8.75% 2024[1]	1,346	1,351
Weatherford International PLC 11.00% 2024[1]	4,211	3,295
Western Gas Partners LP 4.50% 2028	1,368	1,423
Western Gas Partners LP 5.45% 2044	55	56
Western Midstream Operating, LP 4.10% 2025[6]	369	381
Western Midstream Operating, LP 4.75% 2028	160	167
Western Midstream Operating, LP 5.25% 2050	500	551
WPX Energy, Inc. 5.75% 2026	297	313
WPX Energy, Inc. 5.25% 2027	160	170
WPX Energy, Inc. 5.875% 2028	620	677
WPX Energy, Inc. 4.50% 2030	759	806
		107,954

Consumer discretionary 12.17%
99 Escrow Issuer, Inc. 7.50% 2026[1]	405	403
Adient US LLC 9.00% 2025[1]	205	229
Affinity Gaming 6.875% 2027[1]	1,125	1,180
Allied Universal Holdco LLC 6.625% 2026[1]	858	916
Allied Universal Holdco LLC 9.75% 2027[1]	826	902
At Home Holding III Inc. 8.75% 2025[1]	300	325
Boyd Gaming Corp. 8.625% 2025[1]	120	134
Boyd Gaming Corp. 4.75% 2027	861	896
Brookfield Residential Properties Inc. 4.875% 2030[1]	325	336
Caesars Entertainment, Inc. 6.25% 2025[1]	1,195	1,274

American Funds Insurance Series	203

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Caesars Resort Collection, LLC 5.75% 2025[1]	$345	$366
Carnival Corp. 11.50% 2023[1]	1,812	2,098
Carnival Corp. 7.625% 2026[1]	175	191
Carnival Corp. 10.50% 2026[1]	275	321
Cedar Fair, LP 5.25% 2029	271	279
Churchill Downs Inc. 4.75% 2028[1]	430	454
Cirsa Gaming Corp. SA 7.875% 2023[1]	2,277	2,300
Clarios Global LP 6.75% 2025[1]	375	405
Dana Inc. 5.625% 2028	675	728
Dave & Buster’s, Inc. 7.625% 2025[1]	375	396
Empire Communities Corp. 7.00% 2025[1]	525	555
Fertitta Entertainment, Inc. 6.75% 2024[1]	371	369
Ford Motor Co. 8.50% 2023	1,787	2,018
Ford Motor Co. 9.00% 2025	684	841
Ford Motor Co. 9.625% 2030	250	353
Ford Motor Co. 7.45% 2031	275	353
Ford Motor Credit Co. 3.087% 2023	400	408
Ford Motor Credit Co. 3.664% 2024	500	514
Ford Motor Credit Co. 3.81% 2024	887	910
Ford Motor Credit Co. 5.584% 2024	350	378
Ford Motor Credit Co. 5.125% 2025	6,285	6,842
Ford Motor Credit Co. 4.542% 2026	510	545
Ford Motor Credit Co. 3.815% 2027	275	283
Ford Motor Credit Co. 4.125% 2027	835	876
Ford Motor Credit Co. 4.271% 2027	525	551
Ford Motor Credit Co. 5.113% 2029	200	223
Ford Motor Credit Co. 4.00% 2030	1,820	1,917
Hanesbrands Inc. 4.625% 2024[1]	445	467
Hanesbrands Inc. 5.375% 2025[1]	432	458
Hanesbrands Inc. 4.875% 2026[1]	274	298
Hilton Worldwide Holdings Inc. 5.125% 2026	700	724
Hilton Worldwide Holdings Inc. 4.875% 2030	508	556
Hilton Worldwide Holdings Inc. 4.00% 2031[1]	870	920
International Game Technology PLC 6.25% 2022[1]	403	417
International Game Technology PLC 6.50% 2025[1]	1,383	1,550
International Game Technology PLC 5.25% 2029[1]	1,455	1,570
Jaguar Land Rover PLC 7.75% 2025[1]	450	486
Jaguar Land Rover PLC 5.875% 2028[1]	550	556
KB Home 6.875% 2027	330	388
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3,7]	17	20
Landry’s Finance Acquisition Co., Term Loan B, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	—[9]	—[9]
Lennar Corp. 4.50% 2024	40	44
Levi Strauss & Co. 5.00% 2025	452	464
Limited Brands, Inc. 6.875% 2025[1]	245	266
Limited Brands, Inc. 6.625% 2030[1]	380	423
Limited Brands, Inc. 6.875% 2035	346	389
Limited Brands, Inc. 6.75% 2036	495	552
Lithia Motors, Inc. 4.375% 2031[1]	475	510
M.D.C. Holdings, Inc. 6.00% 2043	823	1,105
Macy’s, Inc. 8.375% 2025[1]	145	161
Mattel, Inc. 6.75% 2025[1]	904	955
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 5.00% 2022[2,3]	1,224	1,196
Melco International Development Ltd. 5.75% 2028[1]	2,000	2,133
Merlin Entertainment 5.75% 2026[1]	792	834
MGM Growth Properties LLC 5.625% 2024	307	334
MGM Growth Properties LLC 4.625% 2025[1]	900	965
MGM Growth Properties LLC 3.875% 2029[1]	1,490	1,526
MGM Resorts International 7.75% 2022	740	789

204	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
MGM Resorts International 6.00% 2023	$541	$582
MGM Resorts International 5.50% 2027	541	604
MYT Holding LLC 7.50% 2025[1,5]	1,712	1,725
NCL Corp. Ltd. 3.625% 2024[1]	650	619
NCL Corp. Ltd. 12.25% 2024[1]	175	210
NCL Corp. Ltd. 5.875% 2026[1]	475	501
Neiman Marcus Group Ltd. LLC, Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2025[2,3]	1,497	1,601
Newell Rubbermaid Inc. 4.875% 2025	445	490
Newell Rubbermaid Inc. 5.875% 2036[6]	30	37
Nissan Motor Co., Ltd. 4.81% 2030[1]	425	480
Norwegian Cruise Line Holdings Ltd. 10.25% 2026[1]	275	322
Panther BF Aggregator 2, LP 6.25% 2026[1]	155	166
Panther BF Aggregator 2, LP 8.50% 2027[1]	990	1,077
Party City Holdings Inc. 6.625% 2026[1]	500	376
PetSmart, Inc. 7.125% 2023[1]	6,489	6,495
PetSmart, Inc. 5.875% 2025[1]	3,342	3,440
PetSmart, Inc. 8.875% 2025[1]	1,846	1,898
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 4.00% 2022[2,3]	2,555	2,535
Royal Caribbean Cruises Ltd. 10.875% 2023[1]	325	370
Royal Caribbean Cruises Ltd. 11.50% 2025[1]	775	907
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	57	57
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	2,825	2,907
Sally Holdings LLC and Sally Capital Inc. 8.75% 2025[1]	1,244	1,386
Scientific Games Corp. 5.00% 2025[1]	301	311
Scientific Games Corp. 8.625% 2025[1]	2,170	2,379
Scientific Games Corp. 8.25% 2026[1]	3,644	3,933
Scientific Games Corp. 7.00% 2028[1]	85	92
Scientific Games Corp. 7.25% 2029[1]	845	929
Six Flags Entertainment Corp. 4.875% 2024[1]	1,277	1,283
Six Flags Theme Parks Inc. 7.00% 2025[1]	140	151
Sizzling Platter LLC 8.50% 2025[1]	450	469
Staples, Inc. 7.50% 2026[1]	1,366	1,429
Stars Group Holdings BV 7.00% 2026[1]	525	554
The Home Company Inc. 7.25% 2025[1]	725	746
Vail Resorts, Inc. 6.25% 2025[1]	315	337
VICI Properties LP 4.25% 2026[1]	962	999
VICI Properties LP 4.625% 2029[1]	135	145
VICI Properties LP / VICI Note Co. Inc. 3.50% 2025[1]	851	872
VICI Properties LP / VICI Note Co. Inc. 3.75% 2027[1]	379	388
VICI Properties LP / VICI Note Co. Inc. 4.125% 2030[1]	1,774	1,875
Viking Cruises Ltd. 6.25% 2025[1]	140	138
Viking Cruises Ltd. 13.00% 2025[1]	430	515
Viking Cruises Ltd. 5.875% 2027[1]	185	181
Wyndham Destinations, Inc. 6.625% 2026[1]	525	602
Wyndham Worldwide Corp. 5.375% 2026[1]	860	892
Wyndham Worldwide Corp. 4.375% 2028[1]	1,380	1,436
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	1,171	1,190
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	373	385
Wynn Macau, Ltd. 5.125% 2029[1]	200	205
Wynn Resorts Ltd. 7.75% 2025[1]	820	890
Wynn Resorts Ltd. 5.125% 2029[1]	342	359
		105,595

Materials 11.58%
Alcoa Netherlands Holding BV 5.50% 2027[1]	510	559
Anglo American Capital PLC 5.625% 2030[1]	310	395
Arconic Corp. 6.00% 2025[1]	810	866
Ardagh Group SA 6.50% 2027[1,5]	622	665
Ardagh Packaging Finance 5.25% 2025[1]	495	523

American Funds Insurance Series	205

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Ardagh Packaging Finance 6.00% 2025[1]	$533	$553
Ardagh Packaging Finance 5.25% 2027[1]	425	447
Axalta Coating Systems LLC 4.75% 2027[1]	460	490
Blue Cube Spinco Inc. 10.00% 2025	660	700
BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,653
CANPACK SA and Eastern PA Land Investment Holding LLC 3.125% 2025[1]	425	428
Carlyle Group LP 8.75% 2023[1,5]	215	217
Cascades Inc. 5.125% 2026[1]	495	524
Cascades Inc. 5.375% 2028[1]	340	362
Cleveland-Cliffs Inc. 4.875% 2024[1]	2,245	2,291
Cleveland-Cliffs Inc. 5.75% 2025	2,739	2,785
Cleveland-Cliffs Inc. 9.875% 2025[1]	309	364
Cleveland-Cliffs Inc. 6.75% 2026[1]	1,167	1,262
Cleveland-Cliffs Inc. 5.875% 2027	4,675	4,773
Cleveland-Cliffs Inc. 7.00% 2027[1]	297	288
Consolidated Energy Finance SA 6.50% 2026[1]	1,250	1,253
CVR Partners, LP 9.25% 2023[1]	2,248	2,253
Element Solutions Inc. 3.875% 2028[1]	620	639
First Quantum Minerals Ltd. 7.25% 2023[1]	2,073	2,140
First Quantum Minerals Ltd. 6.50% 2024[1]	411	423
First Quantum Minerals Ltd. 7.50% 2025[1]	7,943	8,281
First Quantum Minerals Ltd. 6.875% 2026[1]	3,076	3,213
First Quantum Minerals Ltd. 6.875% 2027[1]	5,790	6,289
Freeport-McMoRan Inc. 3.875% 2023	189	198
Freeport-McMoRan Inc. 4.25% 2030	925	998
Freeport-McMoRan Inc. 5.40% 2034	300	376
FXI Holdings, Inc. 7.875% 2024[1]	3,425	3,459
FXI Holdings, Inc. 12.25% 2026[1]	4,575	5,223
GPC Merger Sub Inc. 7.125% 2028[1]	434	480
GrafTech Finance Inc. 4.625% 2028[1]	425	431
Hexion Inc. 7.875% 2027[1]	2,304	2,470
INEOS Group Holdings SA 5.625% 2024[1]	772	785
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	1,260	1,429
LSB Industries, Inc. 9.625% 2023[1]	3,363	3,476
LYB International Finance III, LLC 3.80% 2060	213	230
Methanex Corp. 5.125% 2027	4,075	4,434
Methanex Corp. 5.25% 2029	450	489
Methanex Corp. 5.65% 2044	475	510
Neon Holdings, Inc. 10.125% 2026[1]	2,500	2,744
Newcrest Finance Pty Ltd. 4.20% 2050[1]	550	674
Nouryon Holding BV 8.00% 2026[1]	931	991
Nova Chemicals Corp. 4.875% 2024[1]	495	516
Nova Chemicals Corp. 5.25% 2027[1]	1,036	1,105
Novelis Corp. 5.875% 2026[1]	950	994
Novelis Corp. 4.75% 2030[1]	990	1,068
OCI NV 5.25% 2024[1]	278	289
Olin Corp. 9.50% 2025[1]	490	613
Olin Corp. 5.00% 2030	280	299
Owens-Illinois, Inc. 5.875% 2023[1]	1,670	1,792
Owens-Illinois, Inc. 6.375% 2025[1]	265	294
Plastipak Holdings, Inc. 6.25% 2025[1]	200	206
Rayonier A.M. Products Inc. 7.625% 2026[1]	745	778
Scotts Miracle-Gro Co. 4.50% 2029	639	691
Sealed Air Corp. 4.875% 2022[1]	660	693
Sealed Air Corp. 5.25% 2023[1]	267	285
Sealed Air Corp. 4.00% 2027[1]	316	338
Silgan Holdings Inc. 4.125% 2028	377	393
Summit Materials, Inc. 6.50% 2027[1]	360	384
Summit Materials, Inc. 5.25% 2029[1]	1,275	1,340
Trivium Packaging BV 5.50% 2026[1]	530	561
Trivium Packaging BV 8.50% 2027[1]	403	442

206	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Tronox Ltd. 5.75% 2025[1]	$700	$728
Tronox Ltd. 6.50% 2026[1]	775	808
Valvoline Inc. 4.375% 2025	555	573
Valvoline Inc. 4.25% 2030[1]	353	375
Valvoline Inc. 3.625% 2031[1]	620	638
Venator Materials Corp. 5.75% 2025[1]	5,956	5,580
Venator Materials Corp. 9.50% 2025[1]	2,175	2,382
W. R. Grace & Co. 4.875% 2027[1]	790	839
Warrior Met Coal, Inc. 8.00% 2024[1]	1,400	1,433
		100,470

Health care 11.31%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.897% 2026[2,3]	845	817
Avantor Funding, Inc. 4.625% 2028[1]	1,510	1,599
Bausch Health Companies Inc. 9.25% 2026[1]	2,644	2,952
Bausch Health Companies Inc. 5.00% 2028[1]	587	606
Bausch Health Companies Inc. 7.00% 2028[1]	1,153	1,269
Bausch Health Companies Inc. 5.00% 2029[1]	891	918
Bausch Health Companies Inc. 6.25% 2029[1]	815	886
Bausch Health Companies Inc. 5.25% 2030[1]	852	893
Bausch Health Companies Inc. 5.25% 2031[1]	3,055	3,197
Catalent Pharma Solutions Inc. 5.00% 2027[1]	53	56
Centene Corp. 4.75% 2025	1,000	1,027
Centene Corp. 5.375% 2026[1]	850	898
Centene Corp. 5.375% 2026[1]	330	349
Centene Corp. 4.25% 2027	634	674
Centene Corp. 4.625% 2029	2,505	2,784
Centene Corp. 3.00% 2030	2,805	2,977
Centene Corp. 3.375% 2030	132	139
Charles River Laboratories International, Inc. 5.50% 2026[1]	584	613
Charles River Laboratories International, Inc. 4.25% 2028[1]	241	253
Community Health Systems Inc. 5.625% 2027[1]	730	786
Community Health Systems Inc. 6.00% 2029[1]	653	706
Concordia International Corp. 8.00% 2024	34	35
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2024[2,3]	59	58
Encompass Health Corp. 4.50% 2028	496	519
Encompass Health Corp. 4.75% 2030	635	681
Endo Dac / Endo Finance LLC / Endo Finco 9.50% 2027[1]	1,644	1,838
Endo Dac / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,185	1,008
Endo International PLC 5.75% 2022[1]	2,937	2,853
Endo International PLC 5.875% 2024[1]	1,300	1,320
HCA Inc. 5.875% 2023	604	665
HCA Inc. 5.375% 2025	175	197
HCA Inc. 5.875% 2026	321	370
HCA Inc. 4.50% 2027	173	201
HCA Inc. 5.625% 2028	1,315	1,556
HCA Inc. 3.50% 2030	1,325	1,408
HCA Inc. 5.50% 2047	128	171
HCA Inc. 5.25% 2049	475	627
HealthSouth Corp. 5.75% 2025	942	975
IMS Health Holdings, Inc. 5.00% 2026[1]	823	864
Jaguar Holding Co. II 4.625% 2025[1]	350	370
Jaguar Holding Co. II 5.00% 2028[1]	375	401
Mallinckrodt International Finance SA 5.50% 2025[1,4]	1,118	391
Mallinckrodt PLC 5.75% 2022[1]	420	147
Mallinckrodt PLC 10.00% 2025[1]	4,358	4,739
Molina Healthcare, Inc. 5.375% 2022	4,589	4,867
Molina Healthcare, Inc. 4.375% 2028[1]	920	969
Molina Healthcare, Inc. 3.875% 2030[1]	1,420	1,527
Owens & Minor, Inc. 4.375% 2024	1,440	1,481

American Funds Insurance Series	207

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.655% 2025[2,3]	$1,460	$1,458
Par Pharmaceutical Inc. 7.50% 2027[1]	4,612	5,010
PAREXEL International Corp. 6.375% 2025[1]	685	703
Prime Healthcare Services, Inc. 7.25% 2025[1]	600	639
Radiology Partners, Inc. 9.25% 2028[1]	1,293	1,458
Radiology Partners, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.476% 2025[2,3]	575	567
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[2,3,5,7,8]	3,850	3,850
RP Escrow Issuer, LLC 5.25% 2025[1]	655	686
Select Medical Holdings Corp. 6.25% 2026[1]	554	597
Sotera Health Holdings LLC, Term Loan, (3-months USD-LIBOR + 4.50%) 5.50% 2026[2,3]	570	573
Surgery Center Holdings 10.00% 2027[1]	416	460
Syneos Health, Inc. 3.625% 2029[1]	630	633
Team Health Holdings, Inc. 6.375% 2025[1]	3,171	2,743
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	917	826
Tenet Healthcare Corp. 4.625% 2024	559	574
Tenet Healthcare Corp. 4.875% 2026[1]	6,080	6,368
Tenet Healthcare Corp. 5.125% 2027[1]	710	753
Tenet Healthcare Corp. 6.125% 2028[1]	275	288
Teva Pharmaceutical Finance Co. BV 2.20% 2021	75	75
Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,908	1,892
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,779	5,077
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,309	1,449
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,684	1,622
Teva Pharmaceutical Finance Co. BV 6.75% 2028	1,188	1,346
Teva Pharmaceutical Finance Co. BV 4.10% 2046	525	469
U.S. Renal Care, Inc. 10.625% 2027[1]	359	398
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	1,584	1,634
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	644
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	608	677
		98,106

Industrials 9.51%
ADT Corp. 3.50% 2022	1,221	1,255
Aircastle Ltd. 5.25% 2025[1]	650	716
Alaska Air Group, Inc. 4.80% 2027[1]	575	635
Allison Transmission Holdings, Inc. 3.75% 2031[1]	1,950	1,999
ASGN Inc. 4.625% 2028[1]	330	344
Ashtead Group PLC 4.25% 2029[1]	488	536
Associated Materials, LLC 9.00% 2025[1]	2,156	2,291
ATS Automation Tooling Systems Inc. 4.125% 2028[1]	275	281
Aviation Capital Group LLC 5.50% 2024[1]	500	554
Avis Budget Car Rental, LLC 5.75% 2027[1]	1,375	1,407
Avis Budget Group, Inc. 6.375% 2024[1]	1,710	1,747
Avis Budget Group, Inc. 5.25% 2025[1]	437	440
Avis Budget Group, Inc. 10.50% 2025[1]	800	946
Avolon Holdings Funding Ltd. 5.25% 2024[1]	660	718
Avolon Holdings Funding Ltd. 4.25% 2026[1]	218	235
Boeing Company 3.625% 2031	1,400	1,536
Boeing Company 3.50% 2039	70	71
Boeing Company 3.75% 2050	400	421
Boeing Company 5.93% 2060	700	993
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	1,600	1,680
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	1,072	1,124
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	660	707
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	600	655
Bombardier Inc. 8.75% 2021[1]	445	464
Bombardier Inc. 5.75% 2022[1]	255	260
Bombardier Inc. 6.125% 2023[1]	338	331
Bombardier Inc. 7.50% 2024[1]	140	135

208	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Bombardier Inc. 7.50% 2025[1]	$1,191	$1,106
Bombardier Inc. 7.875% 2027[1]	1,598	1,472
British Airways, Series 2020-1, Class B, 8.375% 2028[1]	185	205
British Airways, Series 2020-1, Class A, 4.25% 2032[1]	370	397
BWX Technologies, Inc. 4.125% 2028[1]	615	642
Clean Harbors, Inc. 4.875% 2027[1]	766	800
Covanta Holding Corp. 5.875% 2025	858	895
Covanta Holding Corp. 5.00% 2030	1,000	1,071
CP Atlas Buyer, Inc. 7.00% 2028[1]	450	468
Dun & Bradstreet Corp. 6.875% 2026[1]	203	219
Dun & Bradstreet Corp. 10.25% 2027[1]	2,098	2,370
F-Brasile SpA 7.375% 2026[1]	1,338	1,301
Fortress Transportation and Infrastructure Investors LLC 6.50% 2025[1]	480	503
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	511
Harsco Corp. 5.75% 2027[1]	650	689
Howmet Aerospace Inc. 6.875% 2025	1,662	1,963
Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,124
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,095
JetBlue Airways Corp., Pass Through Trust Certificates, Series 2019-1, Class B, 8.00% 2027	158	171
JetBlue Airways Corp., Pass Through Trust Certificates, Series 2020-1, Class A, 7.75% 2028	350	382
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,710	1,785
LABL Escrow Issuer, LLC 10.50% 2027[1]	690	778
LBM Acquisition LLC 6.25% 2029[1]	400	417
LSC Communications, Inc. 8.75% 2023[1,4,7,8]	8,744	482
LSC Communications, Inc., Term Loan B, (3-month USD-LIBOR + 5.50%) 6.25% 2022[2,3,4,7,8]	195	16
MasTec, Inc. 4.50% 2028[1]	1,250	1,314
Meritor, Inc. 4.50% 2028[1]	325	334
Moog Inc. 4.25% 2027[1]	125	130
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[1]	750	771
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	272
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,586
Prime Security Services Borrower, LLC 3.375% 2027[1]	925	919
Prime Security Services Borrower, LLC 6.25% 2028[1]	627	674
R.R. Donnelley & Sons Co. 6.50% 2023	1,100	1,137
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.254% 2024[2,3]	1,323	1,290
Rexnord Corp. 4.875% 2025[1]	848	867
Rolls-Royce PLC 4.625% 2026	€300	398
Rolls-Royce PLC 5.75% 2027[1]	$1,060	1,175
Rolls-Royce PLC 5.75% 2027	£275	417
Sensata Technologies, Inc. 3.75% 2031[1]	$500	519
Signature Aviation PLC 4.00% 2028[1]	185	187
SkyMiles IP Ltd. 4.50% 2025[1]	275	294
SkyMiles IP Ltd. 4.75% 2028[1]	2,285	2,496
SkyMiles IP Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[2,3]	525	545
Specialty Building Products Holdings LLC 6.375% 2026[1]	450	477
Spirit AeroSystems, Inc. (3-month USD-LIBOR + 0.80%) 1.017% 2021[3]	120	118
Stericycle, Inc. 5.375% 2024[1]	1,135	1,186
Stericycle, Inc. 3.875% 2029[1]	500	514
The Brink’s Co. 4.625% 2027[1]	719	753
TransDigm Inc. 6.50% 2024	529	539
TransDigm Inc. 8.00% 2025[1]	658	729
TransDigm Inc. 6.25% 2026[1]	513	547
TransDigm Inc. 5.50% 2027	855	900
Triumph Group, Inc. 5.25% 2022	240	229
Triumph Group, Inc. 6.25% 2024[1]	310	308
Triumph Group, Inc. 8.875% 2024[1]	445	489
Triumph Group, Inc. 7.75% 2025[1]	270	248
Uber Technologies, Inc. 8.00% 2026[1]	498	543

American Funds Insurance Series	209

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
United Airlines Holdings, Inc. 6.50% 2027[1]	$4,625	$4,981
United Parcel Service, Inc. 3.125% 2021	200	200
United Rentals, Inc. 5.875% 2026	53	56
United Rentals, Inc. 3.875% 2031	650	683
Vertical Holdco GMBH 7.625% 2028[1]	975	1,065
Vertical U.S. Newco Inc. 5.25% 2027[1]	2,375	2,522
Virgin Australia Holdings Ltd. 7.875% 2021[1,4]	800	66
Wesco Aircraft Holdings, Inc. 8.50% 2024[1]	233	223
Wesco Aircraft Holdings, Inc. 9.00% 2026[1]	939	891
WESCO Distribution, Inc. 7.125% 2025[1]	1,865	2,054
WESCO Distribution, Inc. 7.25% 2028[1]	1,770	2,016
Western Global Airlines LLC 10.375% 2025[1]	385	430
XPO Logistics, Inc. 6.75% 2024[1]	198	211
XPO Logistics, Inc. 6.25% 2025[1]	800	862
		82,508

Financials 6.63%
Advisor Group Holdings, LLC 6.25% 2028[1]	1,551	1,572
AG Merger Sub II, Inc. 10.75% 2027[1]	1,862	2,063
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,036	1,110
Ally Financial Inc. 8.00% 2031	403	592
Ally Financial Inc. 8.00% 2031	63	90
American International Group, Inc. 4.375% 2050	245	321
AssuredPartners, Inc. 7.00% 2025[1]	373	388
AssuredPartners, Inc. 8.00% 2027[1]	603	656
AssuredPartners, Inc. 5.625% 2029[1]	365	381
CIT Group Inc. 4.125% 2021	950	953
Compass Diversified Holdings 8.00% 2026[1]	3,214	3,386
Credit Acceptance Corp. 5.125% 2024[1]	765	798
Fairstone Financial Inc. 7.875% 2024[1]	1,258	1,337
Ford Motor Credit Co. 3.375% 2025	1,875	1,923
Freedom Mortgage Corp. 7.625% 2026[1]	625	662
FS Energy and Power Fund 7.50% 2023[1]	3,999	3,850
HUB International Ltd. 7.00% 2026[1]	1,950	2,041
Icahn Enterprises Finance Corp. 6.25% 2022	2,334	2,345
Icahn Enterprises Finance Corp. 5.25% 2027	377	405
Iris Merger Sub 2019 Inc. 9.375% 2028[1]	349	383
Ladder Capital Corp. 5.25% 2022[1]	150	151
Ladder Capital Corp. 4.25% 2027[1]	1,239	1,220
LD Holdings Group LLC 6.50% 2025[1]	625	659
LPL Financial Holdings Inc. 4.625% 2027[1]	1,209	1,255
MGIC Investment Corp. 5.25% 2028	525	563
MSCI Inc. 5.375% 2027[1]	320	342
MSCI Inc. 3.625% 2030[1]	66	69
MSCI Inc. 3.875% 2031[1]	2,150	2,276
National Financial Partners Corp. 6.875% 2028[1]	1,094	1,169
Nationstar Mortgage Holdings Inc. 5.50% 2028[1]	425	448
Nationstar Mortgage Holdings Inc. 5.125% 2030[1]	650	680
Navient Corp. 6.50% 2022	3,533	3,748
Navient Corp. 5.50% 2023	3,086	3,235
Navient Corp. 5.875% 2024	1,020	1,086
Navient Corp. 6.125% 2024	417	447
Navient Corp. 5.00% 2027	2,483	2,508
Navient Corp. 5.625% 2033	978	941
New Residential Investment Corp. 6.25% 2025[1]	275	277
NMI Holdings, Inc. 7.375% 2025[1]	290	325
OneMain Holdings, Inc. 7.125% 2026	685	811
Owl Rock Capital Corp. 4.625% 2024[1]	750	769
Owl Rock Capital Corp. 3.75% 2025	900	935
Owl Rock Capital Corp. 3.375% 2026	390	396

210	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PennyMac Financial Services, Inc. 5.375% 2025[1]	$525	$556
Quicken Loans, LLC 3.625% 2029[1]	455	465
Springleaf Finance Corp. 6.125% 2024	1,517	1,659
Springleaf Finance Corp. 6.625% 2028	190	226
Springleaf Finance Corp. 5.375% 2029	183	206
Starwood Property Trust, Inc. 5.00% 2021	2,371	2,417
Starwood Property Trust, Inc. 5.50% 2023[1]	465	487
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 1.06% 2025 (72.22% PIK)[2,3,5]	895	886
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 5.00%) 5.254% 2026[2,3]	1,483	1,028
		57,496

Information technology 3.94%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,324	3,342
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 8.00% 2025[2,3]	822	829
Austin BidCo Inc. 7.125% 2028[1]	940	983
Austin BidCo Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 4.732% 2027[2,3]	125	125
Avaya Inc. 6.125% 2028[1]	490	524
Banff Merger Sub Inc. 9.75% 2026[1]	723	782
Black Knight Inc. 3.625% 2028[1]	815	835
BMC Software, Inc. 7.125% 2025[1]	225	245
BMC Software, Inc. 9.125% 2026[1]	240	259
BMC Software, Inc., Term Loan, (3-month USD-LIBOR + 4.25%) 4.504% 2025[2,3]	372	371
CommScope Finance LLC 6.00% 2026[1]	833	879
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 3.004% 2023[2,3]	647	632
Diebold Nixdorf, Inc. 9.375% 2025[1]	4,850	5,441
Diebold, Inc. 8.50% 2024	1,534	1,555
Gartner, Inc. 4.50% 2028[1]	1,475	1,558
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 7.647% 2025[2,3]	448	450
Logan Merger Sub, Inc. 5.50% 2027[1]	725	760
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 4.004% 2024[2,3]	1,035	1,036
MoneyGram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[2,3]	1,216	1,223
Sabre GLBL Inc. 7.375% 2025[1]	600	652
Sabre Holdings Corp. 5.25% 2023[1]	83	84
Sabre Holdings Corp. 9.25% 2025[1]	546	651
Solera Holdings, Inc. 10.50% 2024[1]	726	753
Ultimate Software Group Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	1,325	1,366
Unisys Corp. 6.875% 2027[1]	1,725	1,889
VeriSign, Inc. 4.625% 2023	429	434
VeriSign, Inc. 5.25% 2025	132	150
Veritas Holdings Ltd. 7.50% 2023[1]	852	856
Veritas Holdings Ltd. 10.50% 2024[1]	625	638
Veritas Holdings Ltd. 7.50% 2025[1]	2,140	2,199
ViaSat, Inc. 5.625% 2027[1]	175	184
Xerox Corp. 4.125% 2023	314	330
Xerox Corp. 5.50% 2028[1]	2,035	2,163
		34,178

Utilities 2.98%
AES Corp. 3.95% 2030[1]	675	764
AES Panama Generation Holdings SRL 4.375% 2030[1]	200	217
AmeriGas Partners, LP 5.75% 2027	297	339
Calpine Corp. 5.25% 2026[1]	96	99
Calpine Corp. 4.50% 2028[1]	500	521
Calpine Corp. 5.125% 2028[1]	518	546
Calpine Corp. 5.00% 2031[1]	1,000	1,046
DPL Inc. 4.125% 2025[1]	765	827
DPL Inc. 4.35% 2029	575	646

American Funds Insurance Series	211

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	$1,155	$1,352
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[1,6]	1,050	1,229
FEL Energy VI SARL 5.75% 2040[1]	550	586
FirstEnergy Corp. 7.375% 2031	364	519
FirstEnergy Corp. 4.85% 2047 (5.10% on 1/15/2021)[6]	550	685
FirstEnergy Corp. 3.40% 2050	1,430	1,375
NextEra Energy Partners, LP 4.25% 2024[1]	122	131
NextEra Energy Partners, LP 3.875% 2026[1]	92	98
NGL Energy Partners LP 7.50% 2026	1,492	928
NRG Energy, Inc. 7.25% 2026	328	347
NRG Energy, Inc. 3.375% 2029[1]	630	646
NRG Energy, Inc. 3.625% 2031[1]	630	649
Pacific Gas and Electric Co. 3.75% 2028	203	221
Pacific Gas and Electric Co. 4.55% 2030	473	539
Pacific Gas and Electric Co. 4.95% 2050	600	716
PG&E Corp. 5.00% 2028	1,655	1,765
PG&E Corp. 5.25% 2030	675	743
PG&E Corp., Term Loan, (3-month USD-LIBOR + 4.50%) 5.50% 2025[2,3]	254	257
Talen Energy Corp. 10.50% 2026[1]	3,248	2,897
Talen Energy Corp. 7.25% 2027[1]	2,773	2,958
Talen Energy Supply, LLC 7.625% 2028[1]	1,590	1,716
UEP Penonome II SA 6.50% 2038[1]	250	261
Vistra Operations Co. LLC 3.55% 2024[1]	231	250
		25,873

Consumer staples 2.72%
Albertsons Companies, Inc. 3.50% 2029[1]	585	592
Albertsons Companies, Inc. 4.875% 2030[1]	335	370
B&G Foods, Inc. 5.25% 2025	612	633
B&G Foods, Inc. 5.25% 2027	228	243
Brasil Foods SA 5.75% 2050[1]	370	412
C&S Wholsesale Grocers Inc. 5.00% 2028[1]	650	649
Central Garden & Pet Co. 4.125% 2030	420	439
Darling Ingredients Inc. 5.25% 2027[1]	579	617
Edgewell Personal Care Co. 5.50% 2028[1]	275	296
Energizer Holdings, Inc. 7.75% 2027[1]	227	253
Energizer Holdings, Inc. 4.375% 2029[1]	545	565
H.J. Heinz Co. 3.875% 2027[1]	725	782
H.J. Heinz Co. 4.25% 2031[1]	713	795
H.J. Heinz Co. 4.625% 2039[1]	165	185
H.J. Heinz Co. 5.50% 2050[1]	1,341	1,694
Kraft Heinz Company 3.95% 2025	580	639
Kraft Heinz Company 5.20% 2045	330	392
Kraft Heinz Company 4.375% 2046	1,466	1,586
Kraft Heinz Company 4.875% 2049[1]	985	1,149
Kronos Acquisition Holdings Inc. 5.00% 2026[1]	385	402
Kronos Acquisition Holdings Inc. 7.00% 2027[1]	485	509
Lamb Weston Holdings, Inc. 4.625% 2024[1]	561	586
Nestle Skin Health SA, Term Loan B1, (3-month USD-LIBOR + 4.00%) 4.254% 2026[2,3]	1,806	1,813
Post Holdings, Inc. 5.00% 2026[1]	1,958	2,025
Post Holdings, Inc. 5.625% 2028[1]	569	607
Post Holdings, Inc. 5.50% 2029[1]	166	181
Post Holdings, Inc. 4.625% 2030[1]	1,905	2,006
Prestige Brands International Inc. 6.375% 2024[1]	260	266
Prestige Brands International Inc. 5.125% 2028[1]	103	110
Spectrum Brands Inc. 5.75% 2025	528	546

212	American Funds Insurance Series

High-Income Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
TreeHouse Foods, Inc. 6.00% 2024[1]	$1,188	$1,213
TreeHouse Foods, Inc. 4.00% 2028	145	150
United Natural Foods, Inc. 6.75% 2028[1]	865	906
		23,611

Real estate 2.62%
Brookfield Property REIT Inc. 5.75% 2026[1]	2,839	2,806
Diversified Healthcare Trust 4.75% 2024	275	283
Diversified Healthcare Trust 9.75% 2025	650	739
Hospitality Properties Trust 7.50% 2025	238	274
Howard Hughes Corp. 5.375% 2025[1]	2,568	2,655
Howard Hughes Corp. 5.375% 2028[1]	1,950	2,101
Iron Mountain Inc. 4.875% 2027[1]	1,266	1,327
Iron Mountain Inc. 5.00% 2028[1]	617	656
Iron Mountain Inc. 5.25% 2028[1]	1,214	1,283
Iron Mountain Inc. 5.25% 2030[1]	2,450	2,649
Iron Mountain Inc. 4.50% 2031[1]	1,960	2,056
Ladder Capital Corp. 5.25% 2025[1]	140	140
Medical Properties Trust, Inc. 5.00% 2027	1,333	1,420
Medical Properties Trust, Inc. 3.50% 2031	1,369	1,416
Park Hotels & Resorts Inc. 7.50% 2025[1]	425	460
QTS Realty Trust, Inc. 3.875% 2028[1]	625	638
Realogy Corp. 9.375% 2027[1]	740	821
Realogy Group LLC 7.625% 2025[1]	260	283
Service Properties Trust 5.50% 2027	335	366
Xenia Hotels & Resorts, Inc. 6.375% 2025[1]	300	317
		22,690

Total corporate bonds, notes & loans		775,019

Asset-backed obligations 0.01%
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,10]	95	97

Municipals 0.00%
Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	5	5

Total bonds, notes & other debt instruments (cost: $755,326,000)		775,121

Convertible bonds & notes 0.61%
Communication services 0.27%
Cinemark USA, Inc., convertible notes, 4.50% 2025[1]	190	278
DISH DBS Corp., convertible notes, 3.375% 2026	635	607
Liberty Broadband Corp., convertible notes, 2.75% 2050[1]	321	344
Live Nation Entertainment, Inc., convertible notes, 2.125% 2025[1]	430	459
Match Group Financeco 2 Inc., convertible notes, 0.875% 2026[1]	175	321
Zillow Group, Inc., convertible notes, 1.50% 2023	180	307
		2,316

Information technology 0.15%
LivePerson, Inc., convertible notes, 0% 2026[1]	219	240
Sabre Holdings Corp., convertible notes, 4.00% 2025[1]	390	702
Shift4 Payments, Inc., convertible notes, 0% 2025[1]	267	327
		1,269

Industrials 0.12%
American Airlines Group Inc., convertible notes, 6.50% 2025	183	230
Southwest Airlines Co., convertible notes, 1.25% 2025	403	587
Uber Technologies, Inc., convertible notes, 0% 2025[1]	270	278
		1,095

American Funds Insurance Series	213

High-Income Bond Fund (continued)

Convertible bonds & notes (continued)	Principal amount (000)	Value (000)
Consumer discretionary 0.06%
NCL Corp. Ltd., convertible notes, 5.375% 2025[1]	$155	$263
Royal Caribbean Cruises Ltd., convertible notes, 4.25% 2023[1]	200	267
		530

Energy 0.01%
Mesquite Energy Inc., convertible notes, 15.04% 2023 (100% PIK)[1,5,7,8]	65	65

Total convertible bonds & notes (cost: $4,324,000)		5,275

Convertible stocks 0.38%	Shares
Utilities 0.14%
PG&E Corp., convertible preferred units, 5.50% 2023[11]	3,350	411
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	8,000	401
NextEra Energy, Inc., convertible preferred units, 5.279% 2023	4,300	219
Essential Utilities, Inc., convertible preferred units, 6.00% 2022	2,600	161
		1,192

Financials 0.10%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 5.25% 2023[1]	411	494
KKR & Co. Inc., Series C, convertible preferred shares, 6.00%	6,980	421
		915

Information technology 0.07%
Broadcom Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	450	640

Health care 0.07%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	291	379
Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	1,935	212
		591

Total convertible stocks (cost: $2,799,000)		3,338

Preferred securities 0.33%
Consumer discretionary 0.33%
MYT Holding LLC, Series A, preferred shares[7,11]	2,470,906	2,841

Total preferred securities (cost: $2,212,000)		2,841

Common stocks 4.07%
Health care 1.71%
Rotech Healthcare Inc.[7,8,11,12]	201,793	14,327
Advanz Pharma Corp. Ltd.[11,12]	80,350	354
Advanz Pharma Corp. Ltd.[11]	29,584	131
		14,812

Energy 0.84%
Denbury Inc.[11]	63,840	1,640
Oasis Petroleum Inc.[11]	43,838	1,625
Ascent Resources - Utica, LLC, Class A7,8,11,12	6,297,894	1,385
Weatherford International[11]	156,870	941
Tribune Resources, LLC[7,8,11]	1,006,339	916
California Resources Corp.[11]	17,202	406
Whiting Petroleum Corp.[11]	12,063	302
McDermott International, Inc.[11]	107,875	87

214	American Funds Insurance Series

High-Income Bond Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Mesquite Energy, Inc.[7,8,11]	3,557	$21
Tapstone Energy, LLC[1,7,8,11]	14,603	—	[9]
Sable Permian Resources, LLC, units[7,8,11]	15,816,020	—	[9]
		7,323

Industrials 0.81%
Associated Materials Group Inc.[7,8,11]	949,277	5,961
ACR III LSC Holdings LLC[7,8,11]	1,061	1,098
		7,059

Consumer discretionary 0.37%
MYT Holding Co., Class B7,11	608,846	1,644
NMG Parent LLC[7,11]	14,350	947
NMG Parent LLC[1,7,8,11]	1,615	75
Chewy, Inc., Class A11	3,070	276
Scientific Games Corp.[11]	6,000	249
		3,191

Materials 0.12%
Hexion Holdings Corp., Class B11	81,939	1,004

Information technology 0.10%
Snowflake Inc., Class A11	1,200	338
MoneyGram International, Inc.[11]	50,000	273
C3.ai, Inc., Class A11	1,800	250
		861

Financials 0.09%
Jonah Energy Parent LLC[7,8,11]	38,716	581
Navient Corp.	20,000	196
		777

Communication services 0.03%
iHeartMedia, Inc., Class A11	22,639	294

Total common stocks (cost: $41,154,000)		35,321

Rights & warrants 0.01%
Consumer discretionary 0.01%
NMG Parent LLC, warrants, expire 2027[7,11]	27,111	76

Energy 0.00%
Tribune Resources, LLC, Class A, warrants, expire 2023[7,8,11]	336,564	—	[9]
Tribune Resources, LLC, Class B, warrants, expire 2023[7,8,11]	261,772	—	[9]
Tribune Resources, LLC, Class C, warrants, expire 2023[7,8,11]	247,225	—	[9]
		—	[9]

Total rights & warrants (cost: $215,000)		76

American Funds Insurance Series	215

High-Income Bond Fund (continued)

Short-term securities 3.86%	Shares	Value (000)
Money market investments 3.86%
Capital Group Central Cash Fund 0.12%[13,14]	334,899	$33,493

Total short-term securities (cost: $33,489,000)		33,493
Total investment securities 98.60% (cost: $839,519,000)		855,465
Other assets less liabilities 1.40%		12,114

Net assets 100.00%		$867,579

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[15] (000)	Value at 12/31/2020[16] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	24	March 2021	$(2,400)	$(3,753)	$8
10 Year U.S. Treasury Note Futures	Short	82	March 2021	(8,200)	(11,322)	(27)
						$(19)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
CDX.NA.IG.35	1.00%/Quarterly	12/20/2025	$15,200	$(372)	$(379)	$7
CDX.NA.HY.35	5.00%/Quarterly	12/20/2025	20,525	(1,911)	(1,183)	(728)
					$(1,562)	$(721)

Investments in affiliates[14]

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 3.86%
Money market investments 3.86%
Capital Group Central Cash Fund 0.12%[13]	$39,112	$330,467	$336,030	$73	$(129)	$33,493	$227

216	American Funds Insurance Series

High-Income Bond Fund (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $517,886,000, which represented 59.69% of the net assets of the fund.
[2]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $37,070,000, which represented 4.27% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Step bond; coupon rate may change at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $34,321,000, which represented 3.96% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.
[9]	Amount less than one thousand.
[10]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[11]	Security did not produce income during the last 12 months.
[12]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.
[13]	Rate represents the seven-day yield at 12/31/2020.
[14]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[15]	Notional amount is calculated based on the number of contracts and notional contract size.
[16]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare Inc.	9/26/2013	$4,331	$14,327	1.65%
Ascent Resources - Utica, LLC, Class A	11/15/2016	302	1,385	.16
Advanz Pharma Corp. Ltd.	8/31/2018	1,017	354	.04
Total private placement securities		$5,650	$16,066	1.85%

Key to abbreviations and symbols

Auth. = Authority

£ = British pounds

€ = Euros

LIBOR = London Interbank Offered Rate

Rev. = Revenue

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	217

American Funds Mortgage Fund (formerly Mortgage Fund)

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 78.54%	Principal amount (000)		Value (000)
Mortgage-backed obligations 68.70%
Federal agency mortgage-backed obligations 64.32%
Fannie Mae Pool #AS7638 2.50% 2031[1]	$1,073		$1,120
Fannie Mae Pool #695412 5.00% 2033[1]	—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
Fannie Mae Pool #MA4228 1.50% 2036[1]	80		82
Fannie Mae Pool #256583 5.00% 2036[1,3]	35		37
Fannie Mae Pool #889101 2.125% 2038[1,4]	35		36
Fannie Mae Pool #964279 2.633% 2038[1,4]	32		32
Fannie Mae Pool #964708 2.765% 2038[1,4]	4		4
Fannie Mae Pool #AC0794 5.00% 2039[1]	10		11
Fannie Mae Pool #931768 5.00% 2039[1]	2		2
Fannie Mae Pool #AL9335 2.604% 2040[1,4]	1,327		1,389
Fannie Mae Pool #932606 5.00% 2040[1]	5		6
Fannie Mae Pool #AL9327 3.122% 2041[1,4]	1,241		1,302
Fannie Mae Pool #AL9326 3.302% 2041[1,4]	1,704		1,788
Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[1]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[1]	9		10
Fannie Mae Pool #AE1277 5.00% 2041[1]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[1]	3		4
Fannie Mae Pool #AP7553 3.00% 2042[1]	402		430
Fannie Mae Pool #AE1290 5.00% 2042[1]	6		7
Fannie Mae Pool #AL3829 3.50% 2043[1]	64		70
Fannie Mae Pool #AT7161 3.50% 2043[1]	29		31
Fannie Mae Pool #AR1512 3.50% 2043[1]	14		15
Fannie Mae Pool #AT0412 3.50% 2043[1]	7		8
Fannie Mae Pool #AT3954 3.50% 2043[1]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[1]	3		3
Fannie Mae Pool #AY1829 3.50% 2044[1]	5		6
Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
Fannie Mae Pool #BE5017 3.50% 2045[1]	36		39
Fannie Mae Pool #BE5009 3.50% 2045[1]	29		31
Fannie Mae Pool #BE8740 3.50% 2047[1]	33		36
Fannie Mae Pool #BE8742 3.50% 2047[1]	10		11
Fannie Mae Pool #BH2848 3.50% 2047[1]	5		5
Fannie Mae Pool #BH2847 3.50% 2047[1]	3		4
Fannie Mae Pool #BH2846 3.50% 2047[1]	4		4
Fannie Mae Pool #BJ5015 4.00% 2047[1]	79		87
Fannie Mae Pool #BH3122 4.00% 2047[1]	3		3
Fannie Mae Pool #BM4488 3.398% 2048[1,4]	892		928
Fannie Mae Pool #BJ4901 3.50% 2048[1]	23		25
Fannie Mae Pool #CA2850 4.00% 2048[1]	91		102
Fannie Mae Pool #BK6840 4.00% 2048[1]	51		55
Fannie Mae Pool #BK5232 4.00% 2048[1]	40		44
Fannie Mae Pool #BK9743 4.00% 2048[1]	14		15
Fannie Mae Pool #BK7665 4.50% 2048[1]	336		373
Fannie Mae Pool #BK0951 4.50% 2048[1]	257		288
Fannie Mae Pool #CA2205 4.50% 2048[1]	67		72
Fannie Mae Pool #BK9761 4.50% 2048[1]	14		15
Fannie Mae Pool #CA4867 3.00% 2049[1,3]	4,614		5,010
Fannie Mae Pool #CA4151 3.50% 2049[1]	318		350
Fannie Mae Pool #BJ8411 3.50% 2049[1]	67		73
Fannie Mae Pool #BJ8402 3.53% 2049[1,4]	178		185
Fannie Mae Pool #CA5496 3.00% 2050[1]	9,365		10,214
Fannie Mae Pool #MA4256 2.50% 2051[1]	7		7
Freddie Mac Pool #A18781 5.00% 2034[1,3]	907		1,049
Freddie Mac Pool #SB8083 1.50% 2036[1]	1,256		1,293
Freddie Mac Pool #C91883 4.00% 2036[1]	3,471		3,792
Freddie Mac Pool #840222 2.803% 2040[1,4]	363		382
Freddie Mac Pool #Q18236 3.50% 2043[1]	29		31
Freddie Mac Pool #Q19133 3.50% 2043[1]	18		20
Freddie Mac Pool #Q17696 3.50% 2043[1]	16		18

218	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q15874 4.00% 2043[1]	$2	$2
Freddie Mac Pool #760012 3.097% 2045[1,4]	83	86
Freddie Mac Pool #760014 3.116% 2045[1,4]	788	823
Freddie Mac Pool #760013 3.162% 2045[1,4]	46	48
Freddie Mac Pool #760015 2.849% 2047[1,4]	140	145
Freddie Mac Pool #Q52069 3.50% 2047[1]	48	52
Freddie Mac Pool #Q47615 3.50% 2047[1]	33	36
Freddie Mac Pool #Q55056 3.50% 2048[1]	60	65
Freddie Mac Pool #Q54709 3.50% 2048[1]	36	39
Freddie Mac Pool #Q54701 3.50% 2048[1]	34	37
Freddie Mac Pool #Q54782 3.50% 2048[1]	30	32
Freddie Mac Pool #Q54781 3.50% 2048[1]	27	30
Freddie Mac Pool #Q54700 3.50% 2048[1]	26	29
Freddie Mac Pool #Q55060 3.50% 2048[1]	19	20
Freddie Mac Pool #Q56591 3.50% 2048[1]	18	19
Freddie Mac Pool #Q56590 3.50% 2048[1]	17	18
Freddie Mac Pool #Q56589 3.50% 2048[1]	16	17
Freddie Mac Pool #Q54698 3.50% 2048[1]	14	15
Freddie Mac Pool #Q54699 3.50% 2048[1]	13	14
Freddie Mac Pool #Q54831 3.50% 2048[1]	9	10
Freddie Mac Pool #G67711 4.00% 2048[1]	440	486
Freddie Mac Pool #Q56599 4.00% 2048[1]	57	63
Freddie Mac Pool #Q56175 4.00% 2048[1]	43	47
Freddie Mac Pool #Q55971 4.00% 2048[1]	38	42
Freddie Mac Pool #Q55970 4.00% 2048[1]	19	21
Freddie Mac Pool #Q58411 4.50% 2048[1]	116	129
Freddie Mac Pool #Q58436 4.50% 2048[1]	52	59
Freddie Mac Pool #Q58378 4.50% 2048[1]	43	48
Freddie Mac Pool #Q57242 4.50% 2048[1]	31	34
Freddie Mac Pool #RA1339 3.00% 2049[1]	3,063	3,282
Freddie Mac Pool #RA1463 3.50% 2049[1]	216	238
Freddie Mac Pool #QA2748 3.50% 2049[1]	29	32
Freddie Mac Pool #SD7514 3.50% 2050[1,3]	10,578	11,378
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[1]	1,746	1,850
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	5,026
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,4]	900	1,096
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,257	1,348
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	1,260	1,324
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	1,032	1,084
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	136	149
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	722	783
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	4,576	4,990
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	2,640	2,861
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,020	2,205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	1,097	1,198
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	42	46
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	27	30
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	5,765	6,099
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,608	1,692
Government National Mortgage Assn. 2.00% 2051[1,5]	18,325	19,101
Government National Mortgage Assn. 2.50% 2051[1,5]	4,750	5,009
Government National Mortgage Assn. 3.00% 2051[1,5]	150	157
Government National Mortgage Assn. 3.50% 2051[1,5]	19	20
Government National Mortgage Assn. 3.50% 2051[1,5]	18	20
Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	988	1,062
Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	663	714
Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	624	671
Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	60	62
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155

American Funds Insurance Series	219

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	$141	$146
Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	29	31
Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	553	608
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	145	167
Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	243	252
Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	210	217
Government National Mortgage Assn. Pool #AA5526 3.50% 2042[1]	143	151
Government National Mortgage Assn. Pool #AA7301 3.50% 2043[1]	1,338	1,493
Government National Mortgage Assn. Pool #AD7278 3.50% 2043[1,3]	1,043	1,120
Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	237	251
Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	96	102
Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	532	587
Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,444	1,631
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	463	487
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	783	847
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	336	362
Government National Mortgage Assn. Pool #AO0409 4.55% 2065[1]	218	237
Government National Mortgage Assn. Pool #AO0461 4.562% 2065[1]	118	128
Government National Mortgage Assn. Pool #AN1825 4.573% 2065[1]	375	407
Government National Mortgage Assn. Pool #AO0385 4.502% 2066[1]	836	920
Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	4	4
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	23,863	24,519
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	12,400	12,735
Uniform Mortgage-Backed Security 2.00% 2036[1,5]	10,700	11,175
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	12,555	12,997
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	9,663	10,019
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	280	295
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	211	221
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	3,656	3,833
Uniform Mortgage-Backed Security 3.50% 2051[1,5]	5,206	5,511
Uniform Mortgage-Backed Security 4.00% 2051[1,5]	77	82
Uniform Mortgage-Backed Security 4.50% 2051[1,5]	6,348	6,889
		205,560

Collateralized mortgage-backed obligations (privately originated) 3.68%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,4,6]	464	472
Cascade Funding Mortgage Trust, Series 2019-HB1, Class A, 2.386% 2029[1,4,6]	221	223
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	726	727
Cascade Funding Mortgage Trust, Series 2020-HB3, Class A, 2.812% 2030[1,4,6]	921	930
Cascade Funding Mortgage Trust, Series 2020-HBA, Class A, 3.405% 2030[1,4,6]	217	220
Finance of America HECM Buyout, Series 2020-HB1, Class A, 2.012% 2030[1,4,6]	449	453
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[1,4,6]	534	557
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.898% 2052[1,4,6]	750	751
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.996% 2053[1,4,6]	583	584
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 1.048% 2053[1,4,6]	809	811
Mortgage Repurchase Agreement Financing Trust, Series 2020-1, Class A1, (1-month USD-LIBOR + 2.00%) 2.149% 2022[1,4,6]	500	501
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, Class A1, (1-month USD-LIBOR + 1.00%) 1.149% 2023[1,4,6]	750	756
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[1,4,6]	268	269
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[1,4,6]	347	347
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[1,4,6]	314	324
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	806	811
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718% 2060[1,4,6]	395	403
Station Place Securitization Trust, Series 2020-WL1, Class A, (1-month USD-LIBOR + 1.15%) 1.298% 2051[1,4,6]	750	751
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	435	444

220	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.748% 2057[1,4,6]	$32	$32
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[1,4,6]	118	122
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,4,6]	87	90
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,4,6]	72	74
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 2057[1,4,6]	78	78
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,4,6]	185	194
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	721	739
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	93	94
		11,757

Commercial mortgage-backed securities 0.70%
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.75%) 2.25% 2021[1,4,6,7]	2,250	2,250

Total mortgage-backed obligations		219,567

U.S. Treasury bonds & notes 8.02%
U.S. Treasury 6.74%
U.S. Treasury 0.375% 2025	200	200
U.S. Treasury 0.625% 2030	2,000	1,949
U.S. Treasury 1.25% 2050	6,655	6,036
U.S. Treasury 1.375% 2050	6,150	5,755
U.S. Treasury 1.625% 2050	7,640	7,604
		21,544

U.S. Treasury inflation-protected securities 1.28%
U.S. Treasury Inflation-Protected Security 2.125% 2041[8]	131	205
U.S. Treasury Inflation-Protected Security 0.75% 2042[3,8]	1,640	2,091
U.S. Treasury Inflation-Protected Security 1.00% 2049[8]	1,268	1,788
		4,084

Total U.S. Treasury bonds & notes		25,628

Asset-backed obligations 1.73%
American Express Credit Account Master Trust, Series 2018-3, Class A, 0.479% 2025[1,4]	210	211
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	635	648
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	105	106
Drivetime Auto Owner Trust, Series 2019-3, Class A, 2.55% 2022[1,6]	30	30
Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.237% 2029[1,4,6]	250	250
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	1,000	1,022
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,6]	879	885
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[1]	1,000	1,032
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A2B, 1.203% 2023[1,4]	116	117
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.49% 2024[1]	74	76
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2060[1,4,6]	128	131
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.188% 2027[1,4,6]	587	586
Palmer Square Ltd., Series 2015-1A, Class A1R3, (3-month USD-LIBOR + 1.00%) 1.245% 2029[1,4,6]	330	330
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 1.267% 2025[1,4,6]	122	122
		5,546

American Funds Insurance Series	221

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	$300	$294

Total bonds, notes & other debt instruments (cost: $246,328,000)		251,035

Short-term securities 44.24%
Commercial paper 27.57%
Army and Air Force Exchange Service 0.11% due 1/7/2021[6]	8,300	8,299
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[6]	6,600	6,600
Chariot Funding, LLC 0.16% due 1/11/2021[6]	5,000	5,000
CHARTA, LLC 0.17% due 1/19/2021[6]	8,000	7,999
Chevron Corp. 0.11% due 2/1/2021[6]	8,000	7,999
Emerson Electric Co. 0.11%–0.12% due 1/22/2021–2/22/2021[6]	7,804	7,803
ExxonMobil Corp. 0.10%–0.13% due 1/27/2021–2/22/2021	9,000	8,999
Johnson & Johnson 0% due 6/1/2021[6]	4,000	3,998
Kaiser Foundation Hospitals 0% due 5/4/2021	8,027	8,019
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	5,000	4,999
Old Line Funding, LLC 0.15% due 1/7/2021[6]	7,900	7,900
Paccar Financial Corp. 0.11%–0.12% due 1/11/2021–2/9/2021	9,000	8,999
Regents of the University of California 0.17% due 2/18/2021	1,500	1,500
		88,114

Federal agency bills & notes 16.67%
Federal Farm Credit Banks 0.07%–0.10% due 1/20/2021–5/12/2021	23,100	23,092
Federal Home Loan Bank 0.07%–0.09% due 1/4/2021–3/5/2021	30,200	30,198
		53,290
Total short-term securities (cost: $141,410,000)		141,404
Total investment securities 122.78% (cost: $387,738,000)		392,439
Other assets less liabilities (22.78)%		(72,820)

Net assets 100.00%		$319,619

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 12/31/2020 (000) [10]	Unrealized (depreciation) appreciation at 12/31/2020 (000)
90 Day Euro Dollar Futures	Short	123	March 2021	$(30,750)	$(30,698)	$(15)
5 Year U.S. Treasury Note Futures	Long	7	April 2021	700	883	1
10 Year U.S. Treasury Note Futures	Long	23	March 2021	2,300	3,176	5
10 Year Ultra U.S. Treasury Note Futures	Short	122	March 2021	(12,200)	(19,076)	44
20 Year U.S. Treasury Bond Futures	Long	4	March 2021	400	693	(6)
30 Year Ultra U.S. Treasury Bond Futures	Short	3	March 2021	(300)	(640)	4
						$33

222	American Funds Insurance Series

American Funds Mortgage Fund (formerly Mortgage Fund) (continued)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized (depreciation) appreciation at 12/31/2020 (000)
3-month USD-LIBOR	0.243%	5/2/2024	$33,400	$18	$22	$(4)
U.S. EFFR	0.11%	5/18/2024	9,400	11	—	11
U.S. EFFR	0.1275%	6/25/2025	4,400	17	—	17
U.S. EFFR	0.105%	6/30/2025	4,300	22	—	22
U.S. EFFR	0.0975%	6/30/2025	2,387	13	—	13
U.S. EFFR	0.106%	6/30/2025	1,913	9	—	9
3-month USD-LIBOR	0.32%	9/23/2025	3,600	13	—	13
3-month USD-LIBOR	0.81%	7/28/2045	5,700	696	16	680
3-month USD-LIBOR	0.811%	7/27/2050	3,000	453	—	453
					$38	$1,214

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,200,000, which represented .69% of the net assets of the fund.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $73,621,000, which represented 23.03% of the net assets of the fund.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $2,250,000, which represented .70% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	223

Ultra-Short Bond Fund

Investment portfolio December 31, 2020

Short-term securities 99.10%	Principal amount (000)	Value (000)
Commercial paper 71.47%
Alberta (Province of) 0.16% due 1/15/2021[1]	$3,000	$3,000
Alberta (Province of) 0.16% due 2/8/2021[1]	6,700	6,699
Apple Inc. 0.12% due 1/8/2021[1]	10,000	10,000
Army and Air Force Exchange Service 0.10% due 1/8/2021[1]	10,000	9,999
Bank of Nova Scotia 0.20% due 1/26/2021[1]	8,000	7,999
British Columbia (Province of) 0.10% due 1/7/2021	8,600	8,600
Caisse d’Amortissement de la Dette Sociale 0.17% due 1/20/2021	10,000	9,999
Canadian Imperial Bank of Commerce 0.17% due 1/13/2021[1]	8,300	8,300
Chariot Funding, LLC 0.16% due 1/6/2021[1]	10,000	10,000
CHARTA, LLC 0.16% due 1/6/2021[1]	10,000	10,000
DBS Bank Ltd. 0.19% due 1/4/2021[1]	10,000	10,000
Denmark (Kingdom of) 0.13% due 1/25/2021	10,000	9,999
Emerson Electric Co. 0.11% due 2/2/2021[1]	7,000	6,999
Equinor ASA 0.17% due 2/23/2021[1]	7,500	7,498
European Investment Bank 0.14% due 1/21/2021	9,500	9,499
ExxonMobil Corp. 0.09% due 1/22/2021	4,100	4,100
Fairway Finance Company, LLC 0.15% due 1/21/2021[1]	3,700	3,700
FMS Wertmanagement 0.21% due 3/10/2021[1]	8,000	7,997
L’Oréal USA, Inc. 0.08% due 1/19/2021[1]	2,800	2,800
LVMH Moët Hennessy Louis Vuitton Inc. 0.21% due 3/22/2021[1]	9,500	9,496
Merck & Co. Inc. 0.09% due 2/9/2021[1]	10,000	9,999
National Rural Utilities Cooperative Finance Corp. 0.11% due 1/7/2021	9,000	9,000
NRW.Bank 0.15% due 1/6/2021[1]	5,000	5,000
OMERS Finance Trust 0.13% due 1/5/2021	9,000	9,000
Paccar Financial Corp. 0.10% due 1/13/2021	3,500	3,500
Paccar Financial Corp. 0.11% due 1/14/2021	2,500	2,500
Shell International Finance BV 0.20% due 5/25/2021[1]	7,000	6,994
Siemens Capital Co. LLC 0.11% due 1/5/2021[1]	4,000	4,000
Sumitomo Mitsui Banking Corp. 0.21% due 2/23/2021[1]	7,500	7,498
Thunder Bay Funding, LLC 0.17% due 1/25/2021[1]	10,000	9,999
Toronto-Dominion Bank 0.21% due 1/28/2021[1]	10,000	9,999
Total Capital Canada Ltd. 0.19% due 2/17/2021[1]	5,700	5,699
Total Capital Canada Ltd. 0.19% due 2/23/2021[1]	4,000	3,999
Toyota Industries Commercial Finance, Inc. 0.16% due 1/15/2021[1]	9,698	9,698
Unilever Capital Corp. 0.12% due 1/26/2021[1]	5,000	5,000
Victory Receivables Corp. 0.19% due 2/22/2021[1]	10,000	9,997
		268,566

Federal agency bills & notes 16.21%
Federal Farm Credit Banks 0.07% due 1/20/2021	5,000	5,000
Federal Farm Credit Banks 0.08% due 5/14/2021	5,000	4,998
Federal Home Loan Bank 0.09% due 1/6/2021	6,700	6,700
Federal Home Loan Bank 0.07% due 1/22/2021	8,000	8,000
Federal Home Loan Bank 0.10% due 1/27/2021	10,000	9,999
Federal Home Loan Bank 0.08% due 2/5/2021	5,000	5,000
Federal Home Loan Bank 0.08% due 2/8/2021	9,700	9,699
Federal Home Loan Bank 0.08% due 2/10/2021	11,500	11,499
		60,895

224	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury bills 11.42%
U.S. Treasury 0.09% due 1/5/2021	$6,600	$6,600
U.S. Treasury 0.09% due 2/4/2021	11,600	11,599
U.S. Treasury 0.09% due 2/16/2021	8,000	8,000
U.S. Treasury 0.09% due 3/4/2021	2,800	2,799
U.S. Treasury 0.09% due 3/9/2021	3,800	3,800
U.S. Treasury 0.10% due 4/13/2021	10,100	10,098
		42,896
Total short-term securities (cost: $372,351,000)		372,357
Total investment securities 99.10% (cost: $372,351,000)		372,357
Other assets less liabilities 0.90%		3,392

Net assets 100.00%		$375,749

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $202,368,000, which represented 53.86% of the net assets of the fund.

See notes to financial statements.

American Funds Insurance Series	225

U.S. Government/AAA-Rated Securities Fund

Investment portfolio December 31, 2020

Bonds, notes & other debt instruments 81.82%	Principal amount (000)	Value (000)
Mortgage-backed obligations 35.15%
Federal agency mortgage-backed obligations 35.10%
Fannie Mae Pool #257104 6.50% 2028[1]	$97	$108
Fannie Mae Pool #695412 5.00% 2033[1]	1	1
Fannie Mae Pool #AD3566 5.00% 2035[1]	8	9
Fannie Mae Pool #MA4228 1.50% 2036[1]	24,617	25,343
Fannie Mae Pool #MA4229 2.00% 2036[1]	1,731	1,811
Fannie Mae Pool #MA2746 4.00% 2036[1]	2,283	2,487
Fannie Mae Pool #MA2588 4.00% 2036[1]	1,234	1,344
Fannie Mae Pool #256860 6.50% 2037[1]	20	23
Fannie Mae Pool #888698 7.00% 2037[1]	44	51
Fannie Mae Pool #256828 7.00% 2037[1]	4	5
Fannie Mae Pool #970343 6.00% 2038[1]	15	16
Fannie Mae Pool #AC0794 5.00% 2039[1]	38	44
Fannie Mae Pool #931768 5.00% 2039[1]	6	8
Fannie Mae Pool #932606 5.00% 2040[1]	20	23
Fannie Mae Pool #AJ1873 4.00% 2041[1]	29	33
Fannie Mae Pool #AI1862 5.00% 2041[1]	613	713
Fannie Mae Pool #AI3510 5.00% 2041[1]	361	419
Fannie Mae Pool #AJ0704 5.00% 2041[1]	327	380
Fannie Mae Pool #AJ5391 5.00% 2041[1]	187	216
Fannie Mae Pool #AE1248 5.00% 2041[1]	45	52
Fannie Mae Pool #AE1274 5.00% 2041[1]	36	42
Fannie Mae Pool #AE1277 5.00% 2041[1]	21	24
Fannie Mae Pool #AE1283 5.00% 2041[1]	13	14
Fannie Mae Pool #AP7553 3.00% 2042[1]	3,453	3,695
Fannie Mae Pool #AE1290 5.00% 2042[1]	25	29
Fannie Mae Pool #AL3829 3.50% 2043[1]	257	281
Fannie Mae Pool #AT7161 3.50% 2043[1]	114	124
Fannie Mae Pool #AR1512 3.50% 2043[1]	55	60
Fannie Mae Pool #AT0412 3.50% 2043[1]	28	30
Fannie Mae Pool #AT3954 3.50% 2043[1]	15	16
Fannie Mae Pool #AT0300 3.50% 2043[1]	12	12
Fannie Mae Pool #BM6240 2.754% 2044[1,2]	810	846
Fannie Mae Pool #AY1829 3.50% 2044[1]	20	22
Fannie Mae Pool #AW8240 3.50% 2044[1]	4	4
Fannie Mae Pool #BE5017 3.50% 2045[1]	142	155
Fannie Mae Pool #BE5009 3.50% 2045[1]	115	124
Fannie Mae Pool #MA3120 3.50% 2047[1]	5,723	6,075
Fannie Mae Pool #BE8740 3.50% 2047[1]	132	144
Fannie Mae Pool #BE8742 3.50% 2047[1]	39	43
Fannie Mae Pool #BH2848 3.50% 2047[1]	20	22
Fannie Mae Pool #BH2846 3.50% 2047[1]	16	17
Fannie Mae Pool #BH2847 3.50% 2047[1]	13	14
Fannie Mae Pool #BJ5015 4.00% 2047[1]	315	347
Fannie Mae Pool #BH2597 4.00% 2047[1]	10	11
Fannie Mae Pool #BH3122 4.00% 2047[1]	10	11
Fannie Mae Pool #BM3788 3.50% 2048[1]	8,392	9,169
Fannie Mae Pool #FM3164 3.50% 2048[1]	4,066	4,291
Fannie Mae Pool #BJ4901 3.50% 2048[1]	91	99
Fannie Mae Pool #CA2850 4.00% 2048[1]	363	406
Fannie Mae Pool #BK6840 4.00% 2048[1]	202	222
Fannie Mae Pool #BK5232 4.00% 2048[1]	162	178
Fannie Mae Pool #BK9743 4.00% 2048[1]	56	61
Fannie Mae Pool #MA3416 4.50% 2048[1]	4,016	4,361
Fannie Mae Pool #BK7665 4.50% 2048[1]	1,345	1,493
Fannie Mae Pool #BK0951 4.50% 2048[1]	1,027	1,150
Fannie Mae Pool #BK9761 4.50% 2048[1]	54	60
Fannie Mae Pool #CA1909 4.50% 2048[1]	49	53
Fannie Mae Pool #CA4151 3.50% 2049[1]	1,271	1,401
Fannie Mae Pool #FM1062 3.50% 2049[1]	774	853
Fannie Mae Pool #FM1443 3.50% 2049[1]	646	709
Fannie Mae Pool #BJ8411 3.50% 2049[1]	267	293

226	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA5229 3.00% 2050[1]	$27,582		$29,859
Fannie Mae Pool #FM2179 3.00% 2050[1]	10,829		11,643
Fannie Mae Pool #FM3834 4.50% 2050[1]	2,462		2,660
Fannie Mae Pool #MA4256 2.50% 2051[1]	11		12
Fannie Mae, Series 2001-4, Class NA, 9.011% 2025[1,2]	—	[3]	—	[3]
Fannie Mae, Series 2001-4, Class GA, 9.081% 2025[1,2]	—	[3]	—	[3]
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[1]	444		452
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[1]	460		470
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.128% 2023[1,2]	625		660
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[1,2]	1,292		1,397
Freddie Mac Pool #SB8083 1.50% 2036[1]	2,805		2,887
Freddie Mac Pool #SB8084 2.00% 2036[1]	996		1,042
Freddie Mac Pool #1H1354 2.442% 2036[1,2]	137		145
Freddie Mac Pool #C03518 5.00% 2040[1]	590		686
Freddie Mac Pool #G06459 5.00% 2041[1]	1,175		1,367
Freddie Mac Pool #Q18236 3.50% 2043[1]	115		125
Freddie Mac Pool #Q19133 3.50% 2043[1]	73		79
Freddie Mac Pool #Q17696 3.50% 2043[1]	64		70
Freddie Mac Pool #841039 3.54% 2043[1,2]	832		861
Freddie Mac Pool #Q23190 4.00% 2043[1]	277		308
Freddie Mac Pool #Q15874 4.00% 2043[1]	7		7
Freddie Mac Pool #Q28558 3.50% 2044[1]	345		378
Freddie Mac Pool #760014 3.116% 2045[1,2]	630		658
Freddie Mac Pool #Q52069 3.50% 2047[1]	192		209
Freddie Mac Pool #Q47615 3.50% 2047[1]	90		99
Freddie Mac Pool #ZM4352 3.50% 2047[1]	17		18
Freddie Mac Pool #Q55056 3.50% 2048[1]	239		259
Freddie Mac Pool #Q54709 3.50% 2048[1]	144		156
Freddie Mac Pool #Q54701 3.50% 2048[1]	135		147
Freddie Mac Pool #Q54782 3.50% 2048[1]	118		129
Freddie Mac Pool #Q54781 3.50% 2048[1]	110		120
Freddie Mac Pool #Q54700 3.50% 2048[1]	105		115
Freddie Mac Pool #Q55060 3.50% 2048[1]	74		80
Freddie Mac Pool #Q56591 3.50% 2048[1]	70		75
Freddie Mac Pool #Q56590 3.50% 2048[1]	67		73
Freddie Mac Pool #Q56589 3.50% 2048[1]	64		70
Freddie Mac Pool #Q54698 3.50% 2048[1]	55		61
Freddie Mac Pool #Q54699 3.50% 2048[1]	51		56
Freddie Mac Pool #Q54831 3.50% 2048[1]	38		42
Freddie Mac Pool #G67711 4.00% 2048[1]	2,642		2,914
Freddie Mac Pool #Q56599 4.00% 2048[1]	228		250
Freddie Mac Pool #Q56175 4.00% 2048[1]	171		188
Freddie Mac Pool #Q55971 4.00% 2048[1]	152		168
Freddie Mac Pool #Q56576 4.00% 2048[1]	118		126
Freddie Mac Pool #Q55970 4.00% 2048[1]	75		83
Freddie Mac Pool #Q58411 4.50% 2048[1]	464		516
Freddie Mac Pool #Q58436 4.50% 2048[1]	209		234
Freddie Mac Pool #Q58378 4.50% 2048[1]	174		191
Freddie Mac Pool #Q57242 4.50% 2048[1]	122		134
Freddie Mac Pool #ZT0522 4.50% 2048[1]	61		66
Freddie Mac Pool #ZS4774 4.50% 2048[1]	56		61
Freddie Mac Pool #RA1463 3.50% 2049[1]	864		953
Freddie Mac Pool #QA0284 3.50% 2049[1]	372		408
Freddie Mac Pool #RA1580 3.50% 2049[1]	299		332
Freddie Mac Pool #QA2748 3.50% 2049[1]	115		127
Freddie Mac Pool #RA2236 4.50% 2049[1]	733		796
Freddie Mac Pool #QA4453 4.50% 2049[1]	47		51
Freddie Mac Pool #QA8801 3.00% 2050[1]	16,922		18,221
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.559% 2023[1,2]	6		6
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[1]	202		206
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[1]	788		811

American Funds Insurance Series	227

U.S. Government/AAA-Rated Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[1]	$200	$212
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[1,2]	2,565	2,757
Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[1]	2,745	2,955
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[1]	2,000	2,197
Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[1]	6,895	7,513
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[1]	1,080	1,243
Freddie Mac, Series K095, Class A1, Multi Family, 2.631% 2028[1]	518	566
Freddie Mac, Series K081, Class A2, Multi Family, 3.90% 2028[1,2]	4,200	5,055
Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 2028[1,2]	3,300	3,985
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 2028[1,2]	3,500	4,261
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	8,362	8,970
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,2]	7,932	8,337
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,2]	7,589	7,975
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[1]	2,298	2,466
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	447	491
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	2,367	2,567
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,2]	4,382	4,778
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	7,399	8,080
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	5,672	6,145
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	2,723	2,973
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[1]	1,183	1,279
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[1]	4,700	5,122
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[1]	2,695	2,943
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[1]	1,400	1,522
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	1,005	1,097
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	589	648
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[1]	5,350	5,708
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	33,151	35,072
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	7,871	8,284
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[1]	9,710	10,277
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]	3,111	3,210
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[1]	535	555
Government National Mortgage Assn. 5.50% 2038[1]	162	185
Government National Mortgage Assn. 5.50% 2038[1]	46	51
Government National Mortgage Assn. 2.00% 2051[1,4]	11,627	12,139
Government National Mortgage Assn. 2.00% 2051[1,4]	9,780	10,194
Government National Mortgage Assn. 2.50% 2051[1,4]	460	485
Government National Mortgage Assn. 3.00% 2051[1,4]	800	837
Government National Mortgage Assn. 3.50% 2051[1,4]	22,750	24,105
Government National Mortgage Assn. 3.50% 2051[1,4]	22,662	23,998
Government National Mortgage Assn. Pool #699537 5.50% 2038[1]	94	105
Government National Mortgage Assn. Pool #700778 5.50% 2038[1]	25	29
Government National Mortgage Assn. Pool #782365 6.00% 2038[1]	149	179
Government National Mortgage Assn. Pool #004269 6.50% 2038[1]	260	305
Government National Mortgage Assn. Pool #698406 5.00% 2039[1]	317	359
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	134	155
Government National Mortgage Assn. Pool #783689 5.50% 2040[1]	3,959	4,560
Government National Mortgage Assn. Pool #783687 4.50% 2041[1]	880	952
Government National Mortgage Assn. Pool #783688 5.00% 2041[1]	1,546	1,743
Government National Mortgage Assn. Pool #MA0533 3.00% 2042[1]	32	35
Government National Mortgage Assn. Pool #MA1012 3.50% 2043[1]	1,119	1,223
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[1]	10,111	10,944
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	4,528	4,898
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	769	829
Government National Mortgage Assn. Pool #MA7052 2.50% 2050[1]	6,040	6,400
Uniform Mortgage-Backed Security 1.50% 2036[1,4]	119,476	122,702

228	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 1.50% 2036[1,4]	$89,298		$91,755
Uniform Mortgage-Backed Security 2.00% 2036[1,4]	70,158		73,272
Uniform Mortgage-Backed Security 2.00% 2051[1,4]	16,809		17,401
Uniform Mortgage-Backed Security 2.00% 2051[1,4]	9,414		9,761
Uniform Mortgage-Backed Security 2.50% 2051[1,4]	451		474
Uniform Mortgage-Backed Security 2.50% 2051[1,4]	339		357
Uniform Mortgage-Backed Security 3.00% 2051[1,4]	2		2
Uniform Mortgage-Backed Security 3.50% 2051[1,4]	20,663		21,871
			755,912

Collateralized mortgage-backed obligations 0.05%
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	1,050		1,063

Total mortgage-backed obligations			756,975

U.S. Treasury bonds & notes 30.83%
U.S. Treasury 24.25%
U.S. Treasury 1.375% 2022	3,100		3,142
U.S. Treasury 1.75% 2022	32,093		32,831
U.S. Treasury 2.125% 2023	—	[3]	—	[3]
U.S. Treasury 2.875% 2023	5,000		5,394
U.S. Treasury 0.25% 2025	65,000		64,801
U.S. Treasury 0.25% 2025	4,000		3,984
U.S. Treasury 0.375% 2025	10,000		10,013
U.S. Treasury 1.625% 2026	10,000		10,665
U.S. Treasury 0.50% 2027	5,314		5,280
U.S. Treasury 0.625% 2030	1,175		1,145
U.S. Treasury 1.125% 2040	10,750		10,176
U.S. Treasury 1.125% 2040	7,000		6,644
U.S. Treasury 2.50% 2046	5,400		6,453
U.S. Treasury 2.50% 2046	3,900		4,659
U.S. Treasury 2.875% 2046	2,700		3,450
U.S. Treasury 2.25% 2049[5]	25,700		29,416
U.S. Treasury 2.375% 2049	13,000		15,271
U.S. Treasury 2.875% 2049[5]	26,000		33,565
U.S. Treasury 3.00% 2049[5]	22,500		29,670
U.S. Treasury 1.25% 2050[5]	46,500		42,173
U.S. Treasury 1.375% 2050[5]	100,000		93,575
U.S. Treasury 1.625% 2050[5]	110,500		109,973
			522,280

U.S. Treasury inflation-protected securities 6.58%
U.S. Treasury Inflation-Protected Security 0.125% 2021[6]	65,918		66,164
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]	6,097		6,209
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	27,420		30,761
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	6,222		6,940
U.S. Treasury Inflation-Protected Security 2.125% 2041[6]	369		579
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	15,199		19,375
U.S. Treasury Inflation-Protected Security 1.00% 2049[6]	8,278		11,674
			141,702

Total U.S. Treasury bonds & notes			663,982

Federal agency bonds & notes 15.84%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	483		508
Fannie Mae 1.25% 2021	2,900		2,921
Fannie Mae 2.875% 2023	36,000		38,605
Fannie Mae 0.625% 2025	10,000		10,116

American Funds Insurance Series	229

U.S. Government/AAA-Rated Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
Fannie Mae 0.75% 2027	$2,900	$2,916
Fannie Mae 0.875% 2030	8,600	8,438
Fannie Mae 7.125% 2030	2,000	3,059
Federal Farm Credit Banks 0.375% 2022	1,500	1,505
Federal Home Loan Bank 3.375% 2023	16,715	18,125
Federal Home Loan Bank 3.25% 2028	6,500	7,745
Federal Home Loan Bank 5.50% 2036	300	464
Freddie Mac 2.375% 2021	40,000	40,108
Private Export Funding Corp. 3.266% 2021[7]	34,000	34,886
Private Export Funding Corp. 3.55% 2024	3,190	3,500
Small Business Administration, Series 2001-20F, 6.44% 2021	7	7
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	33,117
Tennessee Valley Authority 0.75% 2025	1,800	1,828
Tennessee Valley Authority 2.875% 2027	5,000	5,639
Tennessee Valley Authority 4.65% 2035	1,780	2,472
Tennessee Valley Authority 5.88% 2036	875	1,340
Tennessee Valley Authority, Series A, 4.625% 2060	250	391
TVA Southaven 3.846% 2033	1,112	1,214
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,439
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	42,998
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	16,354
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,669	3,168
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	1,500	1,513
U.S. Agency for International Development, Ukraine 1.471% 2021	2,210	2,234
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	3,750	3,799
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,212
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,599
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,455
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,892
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,889
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,649
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,259
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,934
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,729
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,726
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,621
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,275
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	720
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	833	994
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	681	792
		341,155

Total bonds, notes & other debt instruments (cost: $1,717,324,000)		1,762,112

Short-term securities 33.97%
Commercial paper 25.22%
Amazon.com, Inc. 0.08% due 1/25/2021[7]	15,000	14,999
Apple Inc. 0.10%–0.11% due 1/21/2021–1/29/2021[7]	40,700	40,698
Army and Air Force Exchange Service 0.11% due 1/7/2021[7]	11,700	11,699
Atlantic Asset Securitization LLC 0.16% due 1/11/2021[7]	12,000	11,999
CAFCO, LLC 0.16% due 1/4/2021[7]	25,000	25,000
Chariot Funding, LLC 0.16%–0.20% due 1/11/2021–2/12/2021[7]	46,000	45,992
Chevron Corp. 0.08%–0.12% due 1/7/2021–2/26/2021[7]	46,800	46,794
CRC Funding, LLC 0.16%–0.17% due 1/4/2021–1/22/2021[7]	35,000	34,997
Emerson Electric Co. 0.12%–0.13% due 1/14/2021–1/26/2021[7]	52,650	52,647
ExxonMobil Corp. 0.12%–0.15% due 1/5/2021–2/17/2021	45,000	44,996

230	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund (continued)

Short-term securities (continued)	Principal amount (000)	Value (000)
Commercial paper (continued)
Johnson & Johnson 0.11% due 6/1/2021[7]	$26,000	$25,985
Kaiser Foundation Hospitals 0.18% due 5/4/2021	17,000	16,983
Merck & Co. Inc. 0.09%–0.12% due 1/22/2021–2/19/2021[7]	46,000	45,995
National Rural Utilities Cooperative Finance Corp. 0.12% due 2/4/2021	10,000	9,999
Paccar Financial Corp. 0.11%–0.12% due 1/19/2021–2/3/2021	33,500	33,498
PepsiCo Inc. 0.15% due 3/1/2021[7]	3,000	2,999
Pfizer Inc. 0.10% due 1/7/2021[7]	28,800	28,800
Regents of the University of California 0.17% due 2/18/2021	18,500	18,496
Sumitomo Mitsui Banking Corp. 0.15% due 2/3/2021[7]	30,500	30,496
		543,072

Federal agency bills & notes 8.29%
Federal Farm Credit Banks 0.07%–0.10% due 1/7/2021–5/5/2021	83,300	83,289
Federal Home Loan Bank 0.07%–0.09% due 1/4/2021–2/9/2021	95,200	95,195
		178,484

U.S. Treasury bills 0.46%
U.S. Treasury 0.09% due 1/14/2021	10,000	10,000

Total short-term securities (cost: $731,564,000)		731,556
Total investment securities 115.79% (cost: $2,448,888,000)		2,493,668
Other assets less liabilities (15.79)%		(340,011)

Net assets 100.00%		$2,153,657

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 12/31/2020[9] (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
30 Day Federal Funds Futures	Short	759	January 2021	$(316,275)	$(316,022)	$173
90 Day Euro Dollar Futures	Short	1,703	March 2021	(425,750)	(425,026)	(173)
2 Year U.S. Treasury Note Futures	Short	195	April 2021	(39,000)	(43,090)	(41)
5 Year U.S. Treasury Note Futures	Long	1,142	April 2021	114,200	144,079	307
10 Year U.S. Treasury Note Futures	Short	1,087	March 2021	(108,700)	(150,091)	(178)
10 Year Ultra U.S. Treasury Note Futures	Short	2,164	March 2021	(216,400)	(338,362)	755
20 Year U.S. Treasury Bond Futures	Long	214	March 2021	21,400	37,062	(336)
30 Year Ultra U.S. Treasury Bond Futures	Long	695	March 2021	69,500	148,426	(547)
						$(40)

American Funds Insurance Series	231

U.S. Government/AAA-Rated Securities Fund (continued)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2020 (000)
2.5775%	U.S. EFFR	7/16/2022	$181,639	$4,629	$—	$4,629
1.2525%	U.S. EFFR	2/14/2023	156,941	3,951	—	3,951
U.S. EFFR	0.11%	5/18/2024	163,600	187	—	187
U.S. EFFR	0.1275%	6/25/2025	48,600	188	—	188
U.S. EFFR	0.126%	6/25/2025	20,100	79	—	79
U.S. EFFR	0.106%	6/30/2025	35,063	173	—	173
U.S. EFFR	0.105%	6/30/2025	28,500	142	—	142
U.S. EFFR	0.0975%	6/30/2025	15,429	82	—	82
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(2,059)	—	(2,059)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	1,613	—	1,613
2.908%	3-month USD-LIBOR	2/1/2028	16,000	1,611	—	1,611
2.925%	3-month USD-LIBOR	2/1/2028	12,800	1,300	—	1,300
2.92%	3-month USD-LIBOR	2/2/2028	12,200	1,236	—	1,236
U.S. EFFR	0.5385%	3/26/2030	49,000	658	—	658
0.913%	3-month USD-LIBOR	6/9/2030	31,000	93	—	93
U.S. EFFR	0.666%	11/19/2030	15,500	107	—	107
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(892)	—	(892)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(1,100)	—	(1,100)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(1,100)	—	(1,100)
0.833%	3-month USD-LIBOR	4/3/2040	15,800	(1,319)	—	(1,319)
3-month USD-LIBOR	0.81%	7/28/2045	87,600	10,704	(52)	10,756
0.8235%	3-month USD-LIBOR	4/24/2050	5,300	(776)	—	(776)
3-month USD-LIBOR	0.811%	7/27/2050	52,500	7,921	—	7,921
					$(52)	$27,480

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $22,183,000, which represented 1.03% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $453,986,000, which represented 21.08% of the net assets of the fund.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

232	American Funds Insurance Series

Managed Risk Growth Fund

Investment portfolio December 31, 2020

Growth funds 80.18%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	3,764,738	$452,559

Total growth funds (cost: $296,745,000)		452,559

Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	7,142,308	84,922

Total fixed income funds (cost: $84,212,000)		84,922

Short-term securities 4.84%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	27,316,055	27,316

Total short-term securities (cost: $27,316,000)		27,316
Total investment securities 100.06% (cost: $408,273,000)		564,797
Other assets less liabilities (0.06)%		(351)

Net assets 100.00%		$564,446

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	242	March 2021	$24,200		$30,532		$69

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.18%
American Funds Insurance Series – Growth Fund, Class 1	$358,426	$260,676	$327,558	$49,300	$111,715	$452,559	$2,083	$9,098
Fixed income funds 15.04%
American Funds Insurance Series – Bond Fund, Class 1	66,685	100,237	84,848	4,035	(1,187)	84,922	1,784	580
Total 95.22%				$53,335	$110,528	$537,481	$3,867	$9,678

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	233

Managed Risk International Fund

Investment portfolio December 31, 2020

Growth funds 80.05%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,742,124	$135,744

Total growth funds (cost: $102,112,000)		135,744

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,142,314	25,472

Total fixed income funds (cost: $25,280,000)		25,472

Short-term securities 4.73%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	8,021,459	8,021

Total short-term securities (cost: $8,021,000)		8,021
Total investment securities 99.80% (cost: $135,413,000)		169,237
Other assets less liabilities 0.20%		332

Net assets 100.00%		$169,569

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	72	March 2021	$7,200		$9,084		$21

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 80.05%
American Funds Insurance Series – International Fund, Class 1	$133,862	$72,083	$88,432	$(1,268)	$19,499	$135,744	$1,092	$—
Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	24,465	30,573	30,185	1,103	(484)	25,472	529	159
Total 95.07%				$(165)	$19,015	$161,216	$1,621	$159

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

234	American Funds Insurance Series

Managed Risk Blue Chip Income and Growth Fund

Investment portfolio December 31, 2020

Growth-and-income funds 80.10%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	19,891,981	$285,450

Total growth-and-income funds (cost: $223,384,000)		285,450

Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,107,687	53,565

Total fixed income funds (cost: $54,284,000)		53,565

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	17,540,474	17,540

Total short-term securities (cost: $17,540,000)		17,540
Total investment securities 100.05% (cost: $295,208,000)		356,555
Other assets less liabilities (0.05)%		(195)

Net assets 100.00%		$356,360

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	167	March 2021	$16,700		$21,069		$38

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 80.10%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	$299,536	$237,327	$269,536	$(40,214)	$58,337	$285,450	$5,176	$3,353
Fixed income funds 15.03%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	53,524	87,643	90,377	4,226	(1,451)	53,565	1,038	976
Total 95.13%				$(35,988)	$56,886	$339,015	$6,214	$4,329

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	235

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2020

Growth-and-income funds 79.61%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	34,999,287	$1,938,260

Total growth-and-income funds (cost: $1,602,958,000)		1,938,260

Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	30,589,705	363,712

Total fixed income funds (cost: $350,930,000)		363,712

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	114,850,821	114,851

Total short-term securities (cost: $114,851,000)		114,851

Options purchased 0.49%
Options purchased*		12,028

Total options purchased (cost: $44,381,000)		12,028
Total investment securities 99.76% (cost: $2,113,120,000)		2,428,851
Other assets less liabilities 0.24%		5,765

Net assets 100.00%		$2,434,616

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 12/31/2020 (000)
S&P 500 Index	460	$1,728	$2,025.00	3/19/2021	$122
S&P 500 Index	965	3,625	2,050.00	3/19/2021	251
S&P 500 Index	9,680	36,359	2,075.00	3/19/2021	2,759
S&P 500 Index	750	2,817	2,100.00	3/19/2021	225
S&P 500 Index	120	451	2,175.00	3/19/2021	41
S&P 500 Index	200	751	2,325.00	6/18/2021	312
S&P 500 Index	275	1,033	2,350.00	6/18/2021	483
S&P 500 Index	625	2,347	2,375.00	6/18/2021	1,147
S&P 500 Index	1,980	7,437	2,400.00	6/18/2021	3,514
S&P 500 Index	1,285	4,826	2,425.00	6/18/2021	2,397
S&P 500 Index	55	207	2,475.00	6/18/2021	113
S&P 500 Index	130	488	2,325.00	9/17/2021	367
S&P 500 Index	100	376	2,350.00	9/17/2021	297
					$12,028

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,167	March 2021	$116,700		$147,234		$341
S&P 500 E-mini Index Contracts	Long	601	March 2021	30		112,651		2,637
								$2,978

236	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.61%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,841,827	$536,730	$621,211	$8,083	$172,831	$1,938,260	$27,764	$46,619
Fixed income funds 14.94%
American Funds Insurance Series – Bond Fund, Class 1	337,186	271,155	261,381	23,965	(7,213)	363,712	7,976	3,178
Total 94.55%				$32,048	$165,618	$2,301,972	$35,740	$49,797

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

American Funds Insurance Series	237

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2020

Asset allocation funds 95.25%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	99,876,172	$2,646,718

Total asset allocation funds (cost: $2,242,813,000)		2,646,718

Short-term securities 4.82%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	133,963,576	133,964

Total short-term securities (cost: $133,964,000)		133,964
Total investment securities 100.07% (cost: $2,376,777,000)		2,780,682
Other assets less liabilities (0.07)%		(1,911)

Net assets 100.00%		$2,778,771

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[2]	Value at 12/31/2020 (000)	[3]	Unrealized appreciation at 12/31/2020 (000)
5 Year U.S. Treasury Note Futures	Long	1,187	March 2021	$118,700		$149,757		$358

Investments in affiliates4

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.25%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,704,731	$748,623	$1,032,662	$65,756	$160,270	$2,646,718	$46,786	$11,668

[1]	Rate represents the seven-day yield at 12/31/2020.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.

See notes to financial statements.

238	American Funds Insurance Series

Financial statements
Statements of assets and liabilities at December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$8,155,602	$5,335,230	$37,254,039	$10,135,728	$3,998,276
Affiliated issuers	125,696	60,433	1,623,691	523,844	224,497
Cash	50	3,005	210	41	2,018
Cash collateral received for securities on loan	2,031	7,971	756	1,553	1,558
Cash collateral pledged for futures contracts	—	—	—	—	85
Cash denominated in currencies other than U.S. dollars	2,207	97	3,164	2,778	304
Unrealized appreciation on open forward currency contracts	—	—	—	309	—
Receivables for:
Sales of investments	—	238	150,761	3,290	10,960
Sales of fund’s shares	1,566	2,116	16,007	1,802	37,379
Dividends and interest	10,576	1,569	18,278	9,735	3,890
Variation margin on futures contracts	—	—	—	—	8
Securities lending income	22	278	4	19	24
Other	494	—	81	141	1,813
	8,298,244	5,410,937	39,066,991	10,679,240	4,280,812
Liabilities:
Collateral for securities on loan	20,305	79,709	7,559	15,528	15,578
Unrealized depreciation on open forward currency contracts	—	—	—	395	54
Payables for:
Purchases of investments	24	1,561	1,824	1,556	215
Repurchases of fund’s shares	23,218	6,758	114,829	37,500	3,100
Investment advisory services	3,454	3,020	10,027	4,312	1,758
Insurance administrative fees	311	150	1,347	249	468
Services provided by related parties	1,221	734	5,719	1,278	487
Trustees’ deferred compensation	88	59	528	205	42
Variation margin on futures contracts	—	—	—	—	2
Non-U.S. taxes	8,523	6,043	1,032	27,099	15,804
Other	130	162	82	260	151
	57,274	98,196	142,947	88,382	37,659
Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,464,639	$2,848,920	$12,646,186	$7,030,548	$2,476,998
Total distributable earnings	4,776,331	2,463,821	26,277,858	3,560,310	1,766,155
Net assets at December 31, 2020	$8,240,970	$5,312,741	$38,924,044	$10,590,858	$4,243,153

Investment securities on loan, at value	$21,446	$77,648	$7,302	$83,899	$18,411
Investment securities, at cost
Unaffiliated issuers	3,818,393	3,019,323	16,290,045	6,395,222	2,355,089
Affiliated issuers	125,680	29,938	1,623,585	523,780	224,489
Cash denominated in currencies other than U.S. dollars, at cost	2,119	96	3,115	2,761	304

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	239

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,398,174	$2,103,845	$37,608,591	$1,425,923	$1,047,478
Affiliated issuers	178,532	66,489	1,005,764	31,755	56,762
Cash	795	192	1,475	50	208
Cash collateral received for securities on loan	359	716	19,384	710	131
Cash denominated in currencies other than U.S. dollars	—	529	8,131	1,847	1,180
Unrealized appreciation on open forward currency contracts	—	—	—	—	34
Receivables for:
Sales of investments	—	12,647	1,628	824	40,739
Sales of fund’s shares	1,354	1,765	25,220	180	1,808
Dividends and interest	14,453	3,886	50,590	3,015	4,041
Variation margin on futures contracts	—	—	—	—	44
Variation margin on swap contracts	—	—	—	—	4
Securities lending income	5	6	268	1	3
Other	4	427	592	184	63
	9,593,676	2,190,502	38,721,643	1,464,489	1,152,495
Liabilities:
Collateral for securities on loan	3,589	7,156	193,847	7,095	1,316
Unrealized depreciation on open forward currency contracts	—	—	—	—	56
Payables for:
Purchases of investments	76	8	2,168	4	50,258
Repurchases of fund’s shares	6,089	3,403	18,913	455	3,045
Investment advisory services	3,113	1,074	8,083	738	197
Insurance administrative fees	471	96	829	65	280
Services provided by related parties	1,047	371	4,183	106	124
Trustees’ deferred compensation	105	27	603	14	7
Variation margin on futures contracts	—	—	—	—	9
Variation margin on swap contracts	—	—	—	—	36
Non-U.S. taxes	—	3,879	1,398	81	205
Other	120	38	84	48	10
	14,610	16,052	230,108	8,606	55,543
Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Net assets consist of:
Capital paid in on shares of beneficial interest	$6,782,313	$1,372,114	$23,517,537	$1,145,069	$1,004,823
Total distributable earnings	2,796,753	802,336	14,973,998	310,814	92,129
Net assets at December 31, 2020	$9,579,066	$2,174,450	$38,491,535	$1,455,883	$1,096,952

Investment securities on loan, at value	$3,447	$6,890	$188,806	$6,820	$5,528
Investment securities, at cost
Unaffiliated issuers	6,564,106	1,352,326	23,117,506	1,039,465	892,022
Affiliated issuers	178,499	66,481	1,005,560	31,748	56,762
Cash denominated in currencies other than U.S. dollars, at cost	—	524	8,047	1,847	1,175

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

240	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$28,437,125	$429,245	$11,032,012	$2,195,557	$821,972
Affiliated issuers	2,437,130	24,329	2,690,045	147,017	33,493
Cash	1,502	60	1,931	234	13
Cash collateral received for securities on loan	1,405	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	—	180
Cash collateral pledged for swap contracts	—	—	—	—	1,527
Cash denominated in currencies other than U.S. dollars	1,043	243	8	1,536	—	*
Unrealized appreciation on open forward currency contracts	—	257	46	4,155	—
Receivables for:
Sales of investments	2,211,415	2,039	4,259,301	37,036	2,195
Sales of fund’s shares	18,047	120	16,175	2,630	10
Dividends and interest	82,937	1,399	56,775	18,981	12,591
Variation margin on futures contracts	854	—	1,067	60	—
Variation margin on swap contracts	—	2	3	4	—
Securities lending income	35	—	—	—	—
Unrealized appreciation on unfunded commitments	740	—	—	—	323
Other	317	60	208	457	4
	33,192,550	457,754	18,057,571	2,407,667	872,308
Liabilities:
Collateral for securities on loan	14,048	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	259	2,653	3,799	—
Payables for:
Purchases of investments	3,495,044	1,762	6,637,389	63,377	3,274
Repurchases of fund’s shares	6,458	154	3,405	217	789
Investment advisory services	6,508	250	3,453	841	355
Insurance administrative fees	3,028	63	426	35	39
Services provided by related parties	2,894	75	1,237	293	177
Trustees’ deferred compensation	326	4	137	29	41
Variation margin on futures contracts	716	4	1,143	114	14
Variation margin on swap contracts	66	—	295	18	39
Non-U.S. taxes	5,162	43	—	89	—
Other	649	8	14	110	1
	3,534,899	2,622	6,650,152	68,922	4,729
Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$867,579

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,079,887	$352,482	$10,340,097	$2,109,516	$1,110,844
Total distributable earnings (accumulated loss)	9,577,764	102,650	1,067,322	229,229	(243,265)
Net assets at December 31, 2020	$29,657,651	$455,132	$11,407,419	$2,338,745	$867,579

Investment securities on loan, at value	$13,741	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	19,781,571	328,521	10,403,219	2,023,861	806,030
Affiliated issuers	2,391,012	24,327	2,690,027	147,017	33,489
Cash denominated in currencies other than U.S. dollars, at cost	1,010	243	8	1,529	—	*

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

American Funds Insurance Series	241

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$392,439	$372,357	$2,493,668	$27,316	$8,021
Affiliated issuers	—	—	—	537,481	161,216
Cash	388	98	231	—	—
Cash collateral pledged for futures contracts	—	—	—	139	42
Receivables for:
Sales of investments	179,573	—	1,028,854	706	854
Sales of fund’s shares	429	3,527	4,197	191	—
Dividends and interest	460	—	5,801	1	—	*
Variation margin on futures contracts	4	—	648	11	3
Variation margin on swap contracts	—	—	160	—	—
Other	1	—	—	—	—
	573,294	375,982	3,533,559	565,845	170,136
Liabilities:
Payables for:
Purchases of investments	253,353	—	1,376,273	482	175
Repurchases of fund’s shares	123	11	946	427	241
Investment advisory services	65	102	641	47	14
Insurance administrative fees	23	25	174	328	101
Services provided by related parties	28	80	415	112	35
Trustees’ deferred compensation	3	15	54	3	1
Variation margin on futures contracts	29	—	613	—	—
Variation margin on swap contracts	51	—	785	—	—
Other	—	—	1	—	—
	253,675	233	1,379,902	1,399	567
Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Net assets consist of:
Capital paid in on shares of beneficial interest	$302,094	$375,759	$1,908,506	$386,634	$155,543
Total distributable earnings (accumulated loss)	17,525	(10)	245,151	177,812	14,026
Net assets at December 31, 2020	$319,619	$375,749	$2,153,657	$564,446	$169,569

Investment securities, at cost
Unaffiliated issuers	$387,738	$372,351	$2,448,888	$27,316	$8,021
Affiliated issuers	—	—	—	380,957	127,392

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

242	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$17,540		$126,879	$133,964
Affiliated issuers	339,015		2,301,972	2,646,718
Cash collateral pledged for futures contracts	132		6,144	683
Receivables for:
Sales of investments	702		—	2,195
Sales of fund’s shares	2		16,998	149
Dividends and interest	—	*	3	3
Variation margin on futures contracts	8		794	56
	357,399		2,452,790	2,783,768
Liabilities:
Payables for:
Purchases of investments	489		16,441	—
Repurchases of fund’s shares	226		6	2,460
Investment advisory services	30		202	234
Insurance administrative fees	218		1,449	1,697
Services provided by related parties	73		64	575
Trustees’ deferred compensation	3		12	31
	1,039		18,174	4,997
Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Net assets consist of:
Capital paid in on shares of beneficial interest	$357,836		$2,054,184	$2,392,464
Total (accumulated loss) distributable earnings	(1,476)		380,432	386,307
Net assets at December 31, 2020	$356,360		$2,434,616	$2,778,771

Investment securities, at cost
Unaffiliated issuers	$17,540		$159,232	$133,964
Affiliated issuers	277,668		1,953,888	2,242,813

*	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series	243

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$3,309,395	$2,390,834	$15,644,155	$5,652,007	$2,308,973
	Shares outstanding	80,401	73,257	130,131	239,107	73,091
	Net asset value per share	$41.16	$32.64	$120.22	$23.64	$31.59
Class 1A:	Net assets	$11,706	$1,226	$60,452	$9,847	$17,803
	Shares outstanding	285	38	505	418	566
	Net asset value per share	$41.02	$32.49	$119.59	$23.55	$31.43
Class 2:	Net assets	$4,386,644	$2,652,518	$20,593,851	$4,480,961	$1,108,860
	Shares outstanding	107,734	84,047	172,799	190,374	35,483
	Net asset value per share	$40.72	$31.56	$119.18	$23.54	$31.25
Class 3:	Net assets			$278,776	$24,720
	Shares outstanding	Not applicable	Not applicable	2,301	1,043	Not applicable
	Net asset value per share			$121.13	$23.69
Class 4:	Net assets	$533,225	$268,163	$2,346,810	$423,323	$807,517
	Shares outstanding	13,182	8,469	20,017	18,209	26,016
	Net asset value per share	$40.45	$31.67	$117.24	$23.25	$31.04

		Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$5,684,371	$657,344	$22,902,591	$1,119,711	$620,828
	Shares outstanding	396,056	39,436	413,533	58,897	57,099
	Net asset value per share	$14.35	$16.67	$55.38	$19.01	$10.87
Class 1A:	Net assets	$24,659	$2,375	$15,908	$2,967	$6,465
	Shares outstanding	1,727	143	288	156	595
	Net asset value per share	$14.28	$16.62	$55.16	$18.97	$10.86
Class 2:	Net assets	$3,081,893	$1,348,612	$14,012,328	$221,049	$7,705
	Shares outstanding	217,731	81,086	256,372	11,666	709
	Net asset value per share	$14.15	$16.63	$54.66	$18.95	$10.87
Class 3:	Net assets			$153,750
	Shares outstanding	Not applicable	Not applicable	2,771	Not applicable	Not applicable
	Net asset value per share			$55.49
Class 4:	Net assets	$788,143	$166,119	$1,406,958	$112,156	$461,954
	Shares outstanding	56,038	10,162	26,061	5,961	42,571
	Net asset value per share	$14.06	$16.35	$53.99	$18.82	$10.85

See notes to financial statements.

244	American Funds Insurance Series

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund (formerly Global Bond Fund)	High- Income Bond Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$19,237,782	$139,461	$6,844,251	$1,218,619	$122,902
	Shares outstanding	725,940	9,827	575,693	94,166	12,541
	Net asset value per share	$26.50	$14.19	$11.89	$12.94	$9.80
Class 1A:	Net assets	$14,543	$2,724	$9,495	$703	$997
	Shares outstanding	550	192	802	54	102
	Net asset value per share	$26.42	$14.16	$11.84	$12.91	$9.78
Class 2:	Net assets	$5,241,950	$207,779	$3,839,814	$1,058,224	$664,940
	Shares outstanding	200,022	14,669	327,353	82,417	69,210
	Net asset value per share	$26.21	$14.16	$11.73	$12.84	$9.61
Class 3:	Net assets	$32,685				$9,938
	Shares outstanding	1,232	Not applicable	Not applicable	Not applicable	1,010
	Net asset value per share	$26.53				$9.84
Class 4:	Net assets	$5,130,691	$105,168	$713,859	$61,199	$68,802
	Shares outstanding	196,868	7,501	61,047	4,815	6,530
	Net asset value per share	$26.06	$14.02	$11.69	$12.71	$10.54

		American Funds Mortgage Fund (formerly Mortgage Fund)	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class 1:	Net assets	$223,554	$43,579	$428,683
	Shares outstanding	20,121	3,855	32,878	Not applicable	Not applicable
	Net asset value per share	$11.11	$11.31	$13.04
Class 1A:	Net assets	$1,161	$10	$3,585
	Shares outstanding	105	1	276	Not applicable	Not applicable
	Net asset value per share	$11.08	$11.31	$13.00
Class 2:	Net assets	$57,906	$287,757	$1,439,405
	Shares outstanding	5,222	26,184	111,630	Not applicable	Not applicable
	Net asset value per share	$11.09	$10.99	$12.89
Class 3:	Net assets		$4,301	$10,295
	Shares outstanding	Not applicable	387	788	Not applicable	Not applicable
	Net asset value per share		$11.12	$13.07
Class 4:	Net assets	$36,998	$40,102	$271,689
	Shares outstanding	3,371	3,618	21,091	Not applicable	Not applicable
	Net asset value per share	$10.97	$11.08	$12.88
Class P1:	Net assets				$10,705	$1,538
	Shares outstanding	Not applicable	Not applicable	Not applicable	621	139
	Net asset value per share				$17.25	$11.07
Class P2:	Net assets				$553,741	$168,031
	Shares outstanding	Not applicable	Not applicable	Not applicable	32,357	15,286
	Net asset value per share				$17.11	$10.99

See notes to financial statements.

American Funds Insurance Series	245

Statements of assets and liabilities at December 31, 2020 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized

Class P1:	Net assets	$1,525	$2,119,963	$5,317
	Shares outstanding	136	151,361	384
	Net asset value per share	$11.24	$14.01	$13.84
Class P2:	Net assets	$354,835	$314,653	$2,773,454
	Shares outstanding	31,732	22,583	206,250
	Net asset value per share	$11.18	$13.93	$13.45

See notes to financial statements.

246	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2020	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$78,231	$25,305	$243,220	$108,464	$35,320
Affiliated issuers	973	1,310	6,391	3,029	1,220
	79,204	26,615	249,611	111,493	36,540
Interest from unaffiliated issuers	18	3	2,485	4,177	6,645
Securities lending income (net of fees)	176	3,888	37	175	133
	79,398	30,506	252,133	115,845	43,318
Fees and expenses[1]:
Investment advisory services	35,225	30,652	98,281	45,293	24,693
Distribution services	10,622	6,084	47,087	10,718	3,931
Insurance administrative services	1,063	518	4,484	905	1,653
Transfer agent services	1	1	4	1	— [2]
Administrative services	2,068	1,324	9,318	2,752	1,062
Reports to shareholders	143	91	634	199	85
Registration statement and prospectus	44	75	231	94	31
Trustees’ compensation	36	23	162	47	18
Auditing and legal	67	85	75	83	116
Custodian	905	710	527	1,874	975
Other	5	72	16	7	58
Total fees and expenses before waivers/reimbursements	50,179	39,635	160,819	61,973	32,622
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	1	—	—	—	4,382
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	1	—	—	—	4,382
Total fees and expenses after waivers/reimbursements	50,178	39,635	160,819	61,973	28,240
Net investment income (loss)	29,220	(9,129)	91,314	53,872	15,078
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	460,355	114,077	5,288,250	41,340	134,422
Affiliated issuers	170	68	602	36	40
Futures contracts	—	—	—	—	140
Forward currency contracts	—	—	—	182	(245)
Currency transactions	(1,374)	(445)	176	(1,536)	(1,712)
	459,151	113,700	5,289,028	40,022	132,645
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,448,079	1,153,033	8,444,104	1,257,109	658,964
Affiliated issuers	(246)	26,897	(3)	(187)	(122)
Futures contracts	—	—	—	—	(10)
Forward currency contracts	—	—	—	45	(54)
Currency translations	113	(297)	77	45	(150)
	1,447,946	1,179,633	8,444,178	1,257,012	658,628
Net realized gain (loss) and unrealized appreciation (depreciation)	1,907,097	1,293,333	13,733,206	1,297,034	791,273
Net increase (decrease) in net assets resulting from operations	$1,936,317	$1,284,204	$13,824,520	$1,350,906	$806,351

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	247

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$206,845	$38,168	$607,278	$30,125	$28,587
Affiliated issuers	2,015	578	12,925	543	436
	208,860	38,746	620,203	30,668	29,023
Interest from unaffiliated issuers	66	2,960	3,327	810	4,459
Securities lending income (net of fees)	5	34	620	13	39
	208,931	41,740	624,150	31,491	33,521
Fees and expenses[1]:
Investment advisory services	33,547	11,651	87,809	8,128	4,711
Distribution services	8,654	3,375	35,109	727	1,084
Insurance administrative services	1,660	348	3,054	239	1,083
Transfer agent services	1	— [2]	4	— [2]	— [2]
Administrative services	2,579	585	10,328	398	294
Reports to shareholders	137	32	761	15	10
Registration statement and prospectus	112	20	241	7	33
Trustees’ compensation	44	10	177	7	5
Auditing and legal	47	71	89	69	49
Custodian	120	413	571	395	91
Other	5	2	20	2	2
Total fees and expenses before waivers/reimbursements	46,906	16,507	138,163	9,987	7,362
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	1,735
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	1,735
Total fees and expenses after waivers/reimbursements	46,906	16,507	138,163	9,987	5,627
Net investment income (loss)	162,025	25,233	485,987	21,504	27,894
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	(75,549)	51,131	377,029	(43,978)	(48,491)
Affiliated issuers	414	51	(18,361)	29	52
Futures contracts	—	—	—	—	3,606
Forward currency contracts	—	(521)	—	18	38
Swap contracts	—	—	—	—	2,686
Currency transactions	2	(974)	470	714	54
	(75,133)	49,687	359,138	(43,217)	(42,055)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	717,525	113,105	3,860,050	123,508	60,596
Affiliated issuers	3	(64)	(10,984)	(39)	(127)
Futures contracts	—	—	—	—	281
Forward currency contracts	—	137	—	12	(22)
Swap contracts	—	—	—	—	(108)
Currency translations	(6)	38	282	144	46
	717,522	113,216	3,849,348	123,625	60,666
Net realized gain (loss) and unrealized appreciation (depreciation)	642,389	162,903	4,208,486	80,408	18,611
Net increase (decrease) in net assets resulting from operations	$804,414	$188,136	$4,694,473	$101,912	$46,505

See end of statements of operations for footnotes.

See notes to financial statements.

248	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Capital World Bond Fund[3]	High- Income Bond Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$331,247	$5,802	$—	$—	$161
Affiliated issuers	16,268	103	5,601	477	227
	347,515	5,905	5,601	477	388
Interest from unaffiliated issuers	216,938	2,516	251,927	55,130	62,664
Securities lending income (net of fees)	690	—	—	—	—
	565,143	8,421	257,528	55,607	63,052
Fees and expenses[1]:
Investment advisory services	71,046	2,767	38,894	11,401	4,534
Distribution services	23,649	721	10,588	2,609	1,726
Insurance administrative services	11,402	239	1,504	131	140
Transfer agent services	3	— [2]	1	— [2]	— [2]
Administrative services	8,053	126	3,223	642	281
Reports to shareholders	481	5	227	35	22
Registration statement and prospectus	330	5	80	22	7
Trustees’ compensation	135	2	51	11	4
Auditing and legal	72	53	54	48	47
Custodian	753	76	147	389	16
Other	14	2	7	9	17
Total fees and expenses before waivers/reimbursements	115,938	3,996	54,776	15,297	6,794
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	1,458	—
Miscellaneous fee reimbursements	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	1,458	—
Total fees and expenses after waivers/reimbursements	115,938	3,996	54,776	13,839	6,794
Net investment income (loss)	449,205	4,425	202,752	41,768	56,258
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	767,904	17,369	406,202	33,450	(55,642)
Affiliated issuers	14,845	3	885	35	73
Futures contracts	36,747	442	89,071	(180)	(166)
Forward currency contracts	—	801	(15,906)	16,206	—
Swap contracts	(10,831)	(123)	44	(2,905)	3,842
Currency transactions	(271)	(237)	(14)	(766)	6
	808,394	18,255	480,282	45,840	(51,887)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,914,198	18,521	308,933	114,258	18,771
Affiliated issuers	84,442	(5)	(92)	(168)	(129)
Futures contracts	2,190	19	10,886	958	(178)
Forward currency contracts	—	97	(1,417)	2,566	—
Swap contracts	4,608	23	(18,955)	(923)	857
Currency translations	190	28	132	301	2
	2,005,628	18,683	299,487	116,992	19,323
Net realized gain (loss) and unrealized appreciation (depreciation)	2,814,022	36,938	779,769	162,832	(32,564)
Net increase (decrease) in net assets resulting from operations	$3,263,227	$41,363	$982,521	$204,600	$23,694

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	249

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	American Funds Mortgage Fund[4]		Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund		Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—		$—	$—		$—		$—
Affiliated issuers	—		—	—		3,867		1,621
	—		—	—		3,867		1,621
Interest from unaffiliated issuers	3,819		1,927	34,038		56		26
	3,819		1,927	34,038		3,923		1,647
Fees and expenses[1]:
Investment advisory services	1,248		1,098	8,276		719		235
Distribution services	230		754	4,056		1,177		389
Insurance administrative services	90		85	587		1,198		392
Transfer agent services	—	[2]	— [2]	—	[2]	—	[2]	— [2]
Administrative services	89		103	712		—		—
Accounting and administrative services	—		—	—		61		54
Reports to shareholders	4		6	83		6		4
Registration statement and prospectus	3		4	14		8		1
Trustees’ compensation	1		2	9		3		1
Auditing and legal	44		45	46		16		16
Custodian	24		1	37		11		11
Other	—	[2]	— [2]	2		2		2
Total fees and expenses before waivers/reimbursements	1,733		2,098	13,822		3,201		1,105
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	360		—	—		240		79
Miscellaneous fee reimbursements	—		—	—		—		41
Total waivers/reimbursements of fees and expenses	360		—	—		240		120
Total fees and expenses after waivers/reimbursements	1,373		2,098	13,822		2,961		985
Net investment income (loss)	2,446		(171)	20,216		962		662
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	11,818		—	145,064		—		—
Affiliated issuers	—		—	—		53,335		(165)
Futures contracts	8,696		—	89,336		(35,338)		(14,051)
Swap contracts	(8,505)		—	(46,704)		—		—
Currency transactions	—		—	—		77		178
Capital gain distributions received from affiliated issuers	—		—	—		9,678		159
	12,009		—	187,696		27,752		(13,879)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	239		(1)	6,199		—		—
Affiliated issuers	—		—	—		110,528		19,015
Futures contracts	779		—	7,908		130		51
Swap contracts	4,046		—	47,782		—		—
	5,064		(1)	61,889		110,658		19,066
Net realized gain (loss) and unrealized appreciation (depreciation)	17,073		(1)	249,585		138,410		5,187
Net increase (decrease) in net assets resulting from operations	$19,519		$(172)	$269,801		$139,372		$5,849

See end of statements of operations for footnotes.

See notes to financial statements.

250	American Funds Insurance Series

Statements of operations for the year ended December 31, 2020 (continued)	(dollars in thousands)

	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—	$—
Affiliated issuers	6,214	35,740	46,786
	6,214	35,740	46,786
Interest from unaffiliated issuers	45	297	433
	6,259	36,037	47,219
Fees and expenses[1]:
Investment advisory services	518	3,378	4,028
Distribution services	861	718	6,703
Insurance administrative services	864	5,630	6,712
Transfer agent services	— [2]	— [2]	— [2]
Accounting and administrative services	58	100	102
Reports to shareholders	5	21	44
Registration statement and prospectus	3	14	11
Trustees’ compensation	2	11	13
Auditing and legal	16	18	19
Custodian	11	11	11
Other	2	3	3
Total fees and expenses before waivers/reimbursements	2,340	9,904	17,646
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	173	1,126	1,342
Miscellaneous fee reimbursements	—	—	—
Total waivers/reimbursements of fees and expenses	173	1,126	1,342
Total fees and expenses after waivers/reimbursements	2,167	8,778	16,304
Net investment income (loss)	4,092	27,259	30,915
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	—	(22,888)	—
Affiliated issuers	(35,988)	32,048	65,756
Futures contracts	(32,684)	(20,595)	(119,251)
Currency transactions	15	307	140
Capital gain distributions received from affiliated issuers	4,329	49,797	11,668
	(64,328)	38,669	(41,687)
Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	—	(22,232)	—
Affiliated issuers	56,886	165,618	160,270
Futures contracts	90	2,308	883
	56,976	145,694	161,153
Net realized gain (loss) and unrealized appreciation (depreciation)	(7,352)	184,363	119,466
Net increase (decrease) in net assets resulting from operations	$(3,260)	$211,622	$150,381

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Global Bond Fund.
[4]	Formerly Mortgage Fund.

See notes to financial statements.

American Funds Insurance Series	251

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$29,220	$56,332	$(9,129)	$13,730	$91,314	$241,310
Net realized gain (loss)	459,151	193,918	113,700	251,270	5,289,028	745,536
Net unrealized appreciation (depreciation)	1,447,946	1,619,747	1,179,633	882,559	8,444,178	6,038,232
Net increase (decrease) in net assets resulting from operations	1,936,317	1,869,997	1,284,204	1,147,559	13,824,520	7,025,078
Distributions paid to shareholders	(224,589)	(417,934)	(284,490)	(284,752)	(865,145)	(2,978,202)

Net capital share transactions	(271,205)	(153,769)	(307,246)	102,952	(2,504,990)	974,922

Total increase (decrease) in net assets	1,440,523	1,298,294	692,468	965,759	10,454,385	5,021,798

Net assets:
Beginning of year	6,800,447	5,502,153	4,620,273	3,654,514	28,469,659	23,447,861
End of year	$8,240,970	$6,800,447	$5,312,741	$4,620,273	$38,924,044	$28,469,659

	International Fund		New World Fund		Blue Chip Income and Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$53,872	$136,307	$15,078	$34,732	$162,025	$189,701
Net realized gain (loss)	40,022	(127,992)	132,645	32,951	(75,133)	85,829
Net unrealized appreciation (depreciation)	1,257,012	1,988,427	658,628	791,400	717,522	1,423,960
Net increase (decrease) in net assets resulting from operations	1,350,906	1,996,742	806,351	859,083	804,414	1,699,490
Distributions paid to shareholders	(71,715)	(394,620)	(43,949)	(164,192)	(265,213)	(878,225)

Net capital share transactions	(763,764)	(536,801)	(279,660)	54,641	(242,496)	429,824

Total increase (decrease) in net assets	515,427	1,065,321	482,742	749,532	296,705	1,251,089

Net assets:
Beginning of year	10,075,431	9,010,110	3,760,411	3,010,879	9,282,361	8,031,272
End of year	$10,590,858	$10,075,431	$4,243,153	$3,760,411	$9,579,066	$9,282,361

See notes to financial statements.

252	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Global Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$25,233	$38,039	$485,987	$648,555	$21,504	$37,530
Net realized gain (loss)	49,687	51,837	359,138	902,476	(43,217)	(37,024)
Net unrealized appreciation (depreciation)	113,216	449,868	3,849,348	6,175,985	123,625	293,939
Net increase (decrease) in net assets resulting from operations	188,136	539,744	4,694,473	7,727,016	101,912	294,445
Distributions paid to shareholders	(77,584)	(140,198)	(1,429,478)	(3,957,175)	(21,467)	(53,548)

Net capital share transactions	(74,585)	(76,937)	(799,726)	2,392,290	(124,648)	(78,069)

Total increase (decrease) in net assets	35,967	322,609	2,465,269	6,162,131	(44,203)	162,828

Net assets:
Beginning of year	2,138,483	1,815,874	36,026,266	29,864,135	1,500,086	1,337,258
End of year	$2,174,450	$2,138,483	$38,491,535	$36,026,266	$1,455,883	$1,500,086

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$27,894	$24,376	$449,205	$527,540	$4,425	$6,777
Net realized gain (loss)	(42,055)	(6,878)	808,394	20,909	18,255	9,826
Net unrealized appreciation (depreciation)	60,666	117,343	2,005,628	4,312,978	18,683	58,663
Net increase (decrease) in net assets resulting from operations	46,505	134,841	3,263,227	4,861,427	41,363	75,266
Distributions paid to shareholders	(28,997)	(24,614)	(606,436)	(1,801,337)	(21,373)	(16,934)

Net capital share transactions	80,728	213,209	(418,795)	1,434,114	(1,808)	12,429

Total increase (decrease) in net assets	98,236	323,436	2,237,996	4,494,204	18,182	70,761

Net assets:
Beginning of year	998,716	675,280	27,419,655	22,925,451	436,950	366,189
End of year	$1,096,952	$998,716	$29,657,651	$27,419,655	$455,132	$436,950

See notes to financial statements.

American Funds Insurance Series	253

Statements of changes in net assets (continued)	(dollars in thousands)

			Capital World Bond Fund
	Bond Fund		(formerly Global Bond Fund)		High-Income Bond Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$202,752	$272,023	$41,768	$52,158	$56,258	$82,861
Net realized gain (loss)	480,282	243,332	45,840	21,665	(51,887)	(19,893)
Net unrealized appreciation (depreciation)	299,487	411,625	116,992	87,557	19,323	86,931
Net increase (decrease) in net assets resulting from operations	982,521	926,980	204,600	161,380	23,694	149,899
Distributions paid to shareholders	(339,511)	(280,200)	(64,860)	(35,756)	(69,840)	(79,066)

Net capital share transactions	213,249	49,693	70,361	(84,997)	(352,568)	(8,439)

Total increase (decrease) in net assets	856,259	696,473	210,101	40,627	(398,714)	62,394

Net assets:
Beginning of year	10,551,160	9,854,687	2,128,644	2,088,017	1,266,293	1,203,899
End of year	$11,407,419	$10,551,160	$2,338,745	$2,128,644	$867,579	$1,266,293

	American Funds Mortgage Fund (formerly Mortgage Fund)		Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$2,446	$6,346	$(171)	$4,833	$20,216	$55,852
Net realized gain (loss)	12,009	9,940	—	(1)	187,696	122,154
Net unrealized appreciation (depreciation)	5,064	(1,209)	(1)	15	61,889	(22,336)
Net increase (decrease) in net assets resulting from operations	19,519	15,077	(172)	4,847	269,801	155,670
Distributions paid to shareholders	(4,820)	(7,525)	(737)	(5,093)	(77,781)	(60,961)

Net capital share transactions	10,410	(4,217)	92,028	(21,528)	(934,697)	(67,678)

Total increase (decrease) in net assets	25,109	3,335	91,119	(21,774)	(742,677)	27,031

Net assets:
Beginning of year	294,510	291,175	284,630	306,404	2,896,334	2,869,303
End of year	$319,619	$294,510	$375,749	$284,630	$2,153,657	$2,896,334

See notes to financial statements.

254	American Funds Insurance Series

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019	2020	2019
Operations:
Net investment income (loss)	$962	$2,886	$662	$1,940	$4,092	$5,680
Net realized gain (loss)	27,752	30,629	(13,879)	2,677	(64,328)	16,823
Net unrealized appreciation (depreciation)	110,658	43,736	19,066	21,114	56,976	23,125
Net increase (decrease) in net assets resulting from operations	139,372	77,251	5,849	25,731	(3,260)	45,628
Distributions paid to shareholders	(25,274)	(30,222)	(3,247)	(7,796)	(16,900)	(23,415)

Net capital share transactions	10,698	49,348	1,198	(3,125)	11,085	6,553

Total increase (decrease) in net assets	124,796	96,377	3,800	14,810	(9,075)	28,766

Net assets:
Beginning of year	439,650	343,273	165,769	150,959	365,435	336,669
End of year	$564,446	$439,650	$169,569	$165,769	$356,360	$365,435

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2020	2019	2020	2019
Operations:
Net investment income (loss)	$27,259	$35,433	$30,915	$40,653
Net realized gain (loss)	38,669	149,567	(41,687)	131,826
Net unrealized appreciation (depreciation)	145,694	180,419	161,153	271,610
Net increase (decrease) in net assets resulting from operations	211,622	365,419	150,381	444,089
Distributions paid to shareholders	(160,767)	(32,440)	(146,678)	(177,811)

Net capital share transactions	114,037	44,643	(57,436)	23,729

Total increase (decrease) in net assets	164,892	377,622	(53,733)	290,007

Net assets:
Beginning of year	2,269,724	1,892,102	2,832,504	2,542,497
End of year	$2,434,616	$2,269,724	$2,778,771	$2,832,504

See notes to financial statements.

American Funds Insurance Series	255

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series -Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund (formerly Global Bond Fund) — To provide, over the long term, a high level of total return consistent with prudent investment management.

256	American Funds Insurance Series

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund (formerly Mortgage Fund) — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	257

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

258	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2020 (dollars in thousands):

American Funds Insurance Series	259

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,529,558	$1,083,751	$—	$2,613,309
Consumer discretionary	888,809	797,513	—	1,686,322
Health care	703,000	232,172	—	935,172
Financials	360,183	447,703	—	807,886
Communication services	448,473	148,180	—	596,653
Consumer staples	232,624	267,945	—	500,569
Industrials	24,589	264,798	—	289,387
Materials	113,103	38,439	—	151,542
Energy	—	90,882	—	90,882
Real estate	—	33,356	—	33,356
Utilities	—	18,663	—	18,663
Preferred securities	—	238,600	—	238,600
Short-term securities	143,970	174,987	—	318,957
Total	$4,444,309	$3,836,989	$—	$8,281,298

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$869,090	$566,908	$—	$1,435,998
Health care	901,274	317,375	3	1,218,652
Consumer discretionary	449,210	327,676	2,409	779,295
Industrials	171,236	530,019	—	701,255
Financials	298,192	98,457	—	396,649
Materials	31,914	91,606	—	123,520
Real estate	72,261	37,896	—	110,157
Communication services	34,538	71,794	—	106,332
Consumer staples	79,614	19,249	—	98,863
Utilities	5,859	59,096	—	64,955
Energy	13,972	—	10,434	24,406
Preferred securities	19,092	—	77,191	96,283
Rights & warrants	—	1,580	—	1,580
Convertible stocks	—	—	13,854	13,854
Short-term securities	86,874	136,990	—	223,864
Total	$3,033,126	$2,258,646	$103,891	$5,395,663

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3*	Purchases	Sales	Net realized loss†	Unrealized appreciation†	Transfers out of Level 3*	Ending value at 12/31/2020
Investment securities	$44,058	$914	$52,617	$(10,017)	$(4,877)	$21,196	$—	$103,891

Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020								$21,196

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

260	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
		Liquidation value	N/A	N/A	N/A	N/A
			Price/Cash flow multiple	8.8x	8.8x	Increase
Common stocks	$12,846	Market comparable	DLOM	25%	25%	Decrease
		companies	$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
Preferred securities	77,191	Transaction price	N/A	N/A	N/A	N/A
Convertible stocks	13,854	Transaction price	N/A	N/A	N/A	N/A
	$103,891

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

DLOM = Discount for lack of marketability

MMTPA = Million metric tonnes per annum

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,806,427	$988,629	$—	$8,795,056
Consumer discretionary	6,912,136	416,283	—	7,328,419
Communication services	7,012,728	—	—	7,012,728
Health care	4,816,461	77,537	59,453	4,953,451
Industrials	2,820,844	464,847	—	3,285,691
Financials	2,051,508	62,053	—	2,113,561
Consumer staples	1,046,415	205,883	—	1,252,298
Materials	1,167,722	33,980	—	1,201,702
Energy	644,723	—	—	644,723
Real estate	369,502	—	—	369,502
Utilities	190,565	25,624	—	216,189
Preferred securities	—	44,452	—	44,452
Convertible bonds & notes	—	—	29,464	29,464
Short-term securities	1,630,494	—	—	1,630,494
Total	$36,469,525	$2,319,288	$88,917	$38,877,730

American Funds Insurance Series	261

International Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$160,866	$1,645,671	$—	$1,806,537
Consumer discretionary	421,417	1,154,375	—	1,575,792
Health care	131,197	1,414,294	6	1,545,497
Industrials	95,045	1,127,312	—	1,222,357
Information technology	358,778	504,666	—	863,444
Communication services	98,771	715,574	—	814,345
Energy	98,446	562,531	—	660,977
Materials	375,154	181,706	—	556,860
Consumer staples	8,249	449,366	—	457,615
Utilities	—	347,713	—	347,713
Real estate	—	83,229	—	83,229
Preferred securities	70,086	56,376	—	126,462
Rights & warrants	236	41,615	—	41,851
Convertible bonds & notes	—	1,260	—	1,260
Bonds, notes & other debt instruments	—	17,814	—	17,814
Short-term securities	537,819	—	—	537,819
Total	$2,356,064	$8,303,502	$6	$10,659,572

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$309	$—	$309
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(395)	—	(395)
Total	$—	$(86)	$—	$(86)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$540,290	$265,260	$—		$805,550
Consumer discretionary	184,433	426,480	—		610,913
Health care	220,288	303,860	1		524,149
Financials	98,824	367,872	—		466,696
Communication services	242,323	108,859	—		351,182
Materials	126,066	126,416	—		252,482
Industrials	57,626	193,144	—		250,770
Consumer staples	32,600	209,655	—		242,255
Energy	55,068	104,845	—		159,913
Real estate	21,814	49,427	—		71,241
Utilities	8,127	61,070	—		69,197
Preferred securities	31,214	17,203	—	*	48,417
Rights & warrants	37	11,204	—		11,241
Convertible bonds & notes	—	120	—		120
Bonds, notes & other debt instruments	—	120,130	—		120,130
Short-term securities	238,517	—	—		238,517
Total	$1,857,227	$2,365,545	$1		$4,222,773

262	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3	$—	$—	$3
Liabilities:
Unrealized depreciation on futures contracts	(13)	—	—	(13)
Unrealized depreciation on open forward currency contracts	—	(54)	—	(54)
Total	$(10)	$(54)	$—	$(64)

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the investment portfolio.

Blue Chip Income and Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,660,102	$—	$—	$1,660,102
Information technology	1,639,123	—	—	1,639,123
Industrials	1,299,142	—	—	1,299,142
Communication services	907,314	—	—	907,314
Energy	866,464	—	—	866,464
Consumer staples	782,008	—	—	782,008
Consumer discretionary	730,730	—	—	730,730
Financials	668,246	—	—	668,246
Utilities	327,959	—	—	327,959
Materials	246,839	—	—	246,839
Real estate	167,648	—	—	167,648
Rights & warrants	138	—	—	138
Convertible stocks	85,580	—	—	85,580
Convertible bonds & notes	—	13,651	—	13,651
Short-term securities	181,762	—	—	181,762
Total	$9,563,055	$13,651	$—	$9,576,706

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$221,121	$181,276	$—	$402,397
Financials	141,374	202,553	—	343,927
Industrials	126,976	119,227	—	246,203
Health care	128,044	70,127	—	198,171
Consumer discretionary	85,765	111,886	—	197,651
Communication services	145,542	20,262	—	165,804
Utilities	27,113	104,117	—	131,230
Materials	42,123	83,017	—	125,140
Energy	39,179	61,420	—	100,599
Consumer staples	32,426	64,723	—	97,149
Real estate	28,798	25,958	—	54,756
Bonds, notes & other debt instruments	—	34,378	—	34,378
Short-term securities	72,929	—	—	72,929
Total	$1,091,390	$1,078,944	$—	$2,170,334

American Funds Insurance Series	263

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,314,726	$372,663	$—	$7,687,389
Communication services	5,831,851	127,572	—	5,959,423
Health care	4,693,629	779,632	—	5,473,261
Financials	3,867,153	71,057	—	3,938,210
Industrials	3,235,391	420,599	—	3,655,990
Consumer discretionary	2,997,262	125,349	—	3,122,611
Consumer staples	1,207,072	739,995	—	1,947,067
Materials	1,780,708	100,975	—	1,881,683
Energy	1,316,148	1,473	—	1,317,621
Utilities	900,859	210,300	—	1,111,159
Real estate	983,845	—	—	983,845
Convertible stocks	311,050	—	—	311,050
Bonds, notes & other debt instruments	—	44,819	—	44,819
Short-term securities	1,180,227	—	—	1,180,227
Total	$35,619,921	$2,994,434	$—	$38,614,355

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$21,452	$238,557	$—	$260,009
Industrials	19,686	168,699	—	188,385
Communication services	38,634	137,544	—	176,178
Consumer discretionary	—	173,323	—	173,323
Health care	6,388	133,573	4	139,965
Materials	49,909	51,472	—	101,381
Consumer staples	11,591	86,293	—	97,884
Information technology	20,812	57,262	—	78,074
Utilities	—	75,755	—	75,755
Energy	14,453	26,884	—	41,337
Real estate	—	38,742	—	38,742
Preferred securities	24,328	—	—	24,328
Rights & warrants	—	15,297	—	15,297
Bonds, notes & other debt instruments	—	8,880	—	8,880
Short-term securities	38,140	—	—	38,140
Total	$245,393	$1,212,281	$4	$1,457,678

264	American Funds Insurance Series

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$82,959	$60,554	$—	$143,513
Information technology	78,576	21,313	—	99,889
Consumer staples	53,173	45,939	—	99,112
Health care	64,546	33,275	—	97,821
Utilities	35,050	55,511	—	90,561
Real estate	43,561	18,295	—	61,856
Communication services	29,639	26,431	—	56,070
Energy	40,675	9,228	—	49,903
Industrials	26,773	20,099	—	46,872
Materials	19,808	22,725	—	42,533
Consumer discretionary	6,747	6,761	—	13,508
Preferred securities	—	1,987	—	1,987
Rights & warrants	2	—	—	2
Convertible stocks	13,837	—	—	13,837
Convertible bonds & notes	—	784	—	784
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	100,873	—	100,873
Corporate bonds, notes & loans	—	65,564	—	65,564
Mortgage-backed obligations	—	55,671	—	55,671
Asset-backed obligations	—	3,801	—	3,801
Bonds & notes of governments & government agencies outside the U.S.	—	1,465	—	1,465
Municipals	—	671	—	671
Short-term securities	57,947	—	—	57,947
Total	$553,293	$550,947	$—	$1,104,240

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$39	$—	$—	$39
Unrealized appreciation on open forward currency contracts	—	34	—	34
Unrealized appreciation on interest rate swaps	—	569	—	569
Unrealized appreciation on credit default swaps	—	152	—	152
Liabilities:
Unrealized depreciation on futures contracts	(89)	—	—	(89)
Unrealized depreciation on open forward currency contracts	—	(56)	—	(56)
Total	$(50)	$699	$—	$649

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

American Funds Insurance Series	265

Asset Allocation Fund

	Investment securities
	Level 1	Level 2		Level 3		Total
Assets:
Common stocks:
Information technology	$4,856,907	$33,828		$—		$4,890,735
Health care	3,027,835	132,799		13,074		3,173,708
Financials	2,855,589	215,356		482		3,071,427
Consumer discretionary	1,813,842	160,516		—		1,974,358
Consumer staples	1,182,011	393,999		—		1,576,010
Communication services	1,415,480	70,510		—		1,485,990
Industrials	1,133,507	126,186		10,677		1,270,370
Materials	842,103	93,530		—		935,633
Energy	430,949	21,035		843		452,827
Real estate	380,620	—		—		380,620
Utilities	54,107	242,361		—		296,468
Rights & warrants	—	—		—	*	—	*
Convertible stocks	102,652	45,378		—		148,030
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	—	3,849,701		4,079		3,853,780
U.S. Treasury bonds & notes	—	2,511,880		—		2,511,880
Mortgage-backed obligations	—	2,198,957		—		2,198,957
Asset-backed obligations	—	235,287		—		235,287
Bonds & notes of governments & government agencies outside the U.S.	—	60,892		—		60,892
Federal agency bonds & notes	—	37,568		—		37,568
Municipals	—	33,381		—		33,381
Short-term securities	2,286,334	—		—		2,286,334
Total	$20,381,936	$10,463,164		$29,155		$30,874,255

	Other investments†
	Level 1	Level 2		Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$1,610	$—		$—		$1,610
Unrealized appreciation on interest rate swaps	—	796		—		796
Unrealized appreciation on credit default swaps	—	—	*	—		—	*
Liabilities:
Unrealized depreciation on futures contracts	(2,382)	—		—		(2,382)
Total	$(772)	$796		$—		$24

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

266	American Funds Insurance Series

Global Balanced Fund

	Investment securities
	Level 1	Level 2		Level 3	Total
Assets:
Common stocks:
Information technology	$31,289	$35,492		$—	$66,781
Health care	23,553	16,623		—	40,176
Financials	17,316	15,833		—	33,149
Consumer staples	14,677	14,073		—	28,750
Consumer discretionary	12,713	11,275		—	23,988
Industrials	9,037	13,659		—	22,696
Communication services	6,435	6,573		—	13,008
Materials	3,927	9,077		—	13,004
Real estate	8,992	3,272		—	12,264
Energy	5,708	—		—	5,708
Utilities	852	3,696		—	4,548
Preferred securities	—	2,055		—	2,055
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	67,135		—	67,135
U.S. Treasury bonds & notes	—	49,388		—	49,388
Corporate bonds, notes & loans	—	21,861		—	21,861
Mortgage-backed obligations	—	6,454		—	6,454
Municipals	—	186		—	186
Asset-backed obligations	—	95		—	95
Short-term securities	24,329	17,999		—	42,328
Total	$158,828	$294,746		$—	$453,574

	Other investments*
	Level 1	Level 2		Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3	$—		$—	$3
Unrealized appreciation on open forward currency contracts	—	257		—	257
Unrealized appreciation on interest rate swaps	—	21		—	21
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(259)		—	(259)
Unrealized depreciation on credit default swaps	—	—	†	—	—	†
Total	$3	$19		$—	$22

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.
†	Amount less than one thousand.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$3,792,833	$—	$3,792,833
Mortgage-backed obligations	—	3,617,725	—	3,617,725
U.S. Treasury bonds & notes	—	2,783,804	—	2,783,804
Bonds & notes of governments & government agencies outside the U.S.	—	348,736	—	348,736
Asset-backed obligations	—	249,668	—	249,668
Municipals	—	226,267	—	226,267
Federal agency bonds & notes	—	12,979	—	12,979
Short-term securities	2,690,045	—	—	2,690,045
Total	$2,690,045	$11,032,012	$—	$13,722,057

American Funds Insurance Series	267

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$7,631	$—	$—	$7,631
Unrealized appreciation on open forward currency contracts	—	46	—	46
Unrealized appreciation on interest rate swaps	—	3,456	—	3,456
Liabilities:
Unrealized depreciation on futures contracts	(824)	—	—	(824)
Unrealized depreciation on open forward currency contracts	—	(2,653)	—	(2,653)
Unrealized depreciation on interest rate swaps	—	(28,517)	—	(28,517)
Total	$6,807	$(27,668)	$—	$(20,861)

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$402,906	$—		$402,906
Japanese yen	—	217,032	—		217,032
Chinese yuan renminbi	—	141,006	—		141,006
British pounds	—	91,115	—		91,115
Danish kroner	—	59,710	—		59,710
Canadian dollars	—	48,258	—		48,258
Mexican pesos	—	46,716	—		46,716
Malaysian ringgits	—	41,973	—		41,973
Australian dollars	—	31,305	—		31,305
Russian rubles	—	27,059	—		27,059
Israeli shekels	—	25,426	—		25,426
South Korean won	—	20,892	—		20,892
Indonesian rupiah	—	15,694	—		15,694
Colombian pesos	—	15,007	—		15,007
Brazilian reais	—	11,023	—		11,023
New Zealand dollars	—	9,638	—		9,638
Thai baht	—	9,308	—		9,308
Chilean pesos	—	8,404	—		8,404
South African rand	—	7,886	—		7,886
Ukrainian hryvnia	—	7,322	—		7,322
Singapore dollars	—	6,354	—		6,354
Norwegian kroner	—	5,980	—		5,980
Peruvian nuevos soles	—	5,639	—		5,639
Indian rupees	—	3,829	—		3,829
Dominican pesos	—	2,938	—		2,938
Polish zloty	—	1,500	—		1,500
Romanian leu	—	1,361	—		1,361
U.S. dollars	—	924,718	—		924,718
Common stocks	574	—	1,319		1,893
Rights & warrants	—	—	—	*	—	*
Short-term securities	147,017	3,665	—		150,682
Total	$147,591	$2,193,664	$1,319		$2,342,574

268	American Funds Insurance Series

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$308	$—	$—	$308
Unrealized appreciation on open forward currency contracts	—	4,155	—	4,155
Unrealized appreciation on credit default swaps	—	31	—	31
Liabilities:
Unrealized depreciation on futures contracts	(155)	—	—	(155)
Unrealized depreciation on open forward currency contracts	—	(3,799)	—	(3,799)
Unrealized depreciation on interest rate swaps	—	(64)	—	(64)
Unrealized depreciation on credit default swaps	—	(698)	—	(698)
Total	$153	$(375)	$—	$(222)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the investment portfolio.

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$770,665	$4,354		$775,019
Asset-backed obligations	—	97	—		97
Municipals	—	5	—		5
Convertible bonds & notes	—	5,210	65		5,275
Convertible stocks	2,844	494	—		3,338
Preferred securities	—	2,841	—		2,841
Common stocks	8,366	2,591	24,364		35,321
Rights & warrants	—	76	—	[1]	76
Short-term securities	33,493	—	—		33,493
Total	$44,703	$781,979	$28,783		$855,465

	Other investments[2]
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$8	$—	$—		$8
Unrealized appreciation on credit default swaps	—	7	—		7
Liabilities:
Unrealized depreciation on futures contracts	(27)	—	—		(27)
Unrealized depreciation on credit default swaps	—	(728)	—		(728)
Total	$(19)	$(721)	$—		$(740)

[1]	Amount less than one thousand.
[2]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2020 (dollars in thousands):

	Beginning value at 1/1/2020	Transfers into Level 3[3]	Purchases	Sales	Net realized loss[4]	Unrealized appreciation[4]	Transfers out of Level 3[3]	Ending value at 12/31/2020
Investment securities	$19,675	$5,892	$12,692	$(8,614)	$(4,424)	$8,405	$(4,843)	$28,783
Net unrealized appreciation during the period on Level 3 investment securities held at December 31, 2020								$7,603

[3]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[4]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

American Funds Insurance Series	269

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2020		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]
Bonds, notes & other debt instruments	$4,354		Estimated recovery value	Exchange terms	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Par value	N/A	N/A	N/A
			Yield analysis	YTM risk premium	200 bps	200 bps	Decrease
Convertible bonds & notes	65		Transaction price	N/A	N/A	N/A	N/A
Common stocks	24,364		Estimated recovery value	N/A	N/A	N/A	N/A
				Exchange terms	N/A	N/A	N/A
				Vendor price	N/A	N/A	N/A
				Risk discount	90%	90%	Decrease
				Par value	N/A	N/A	N/A
				Adjustment based on market decline	20%	20%	Decrease
			Market comparable companies	EV/EBITDA multiple	7.5x	7.5x	Increase
				EV/EBITDA less CapEx multiple	10.2x - 23.0x	19.2x	Increase
				Discount to EV/EBITDA less CapEx multiple	50%	50%	Decrease
				DLOM	17% - 22%	19%	Decrease
			Inputs to market comparables and discounted cash flow	Weight ascribed to market comparables	50%	N/A	N/A
				Weight ascribed to discounted cash flow	50%	N/A	N/A
			Discounted cash flow	Proved reserves	$53.7 million	$53.7 million	Increase
				Discount rate	9%	9%	Decrease
			Recent market information	Quoted price	N/A	N/A	N/A
				DLOM	30%	30%	Decrease
			Transaction price	N/A	N/A	N/A	N/A
Rights & warrants	—	[3]	Black-Scholes	Implied volatility	30%	30%	Increase
				Underlying share price	N/A	N/A	N/A
	$28,783

[1]	Weighted average is by relative fair value.
[2]	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
[3]	Amount less than one thousand.

Key to abbreviations
CapEx = Capital expenditure
DLOM = Discount for lack of marketability
EBITDA = Earnings before income taxes, depreciation and amortization
EV = Enterprise value
YTM = Yield to maturity

270	American Funds Insurance Series

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$219,567	$—	$219,567
U.S. Treasury bonds & notes	—	25,628	—	25,628
Asset-backed obligations	—	5,546	—	5,546
Federal agency bonds & notes	—	294	—	294
Short-term securities	—	141,404	—	141,404
Total	$—	$392,439	$—	$392,439

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$54	$—	$—	$54
Unrealized appreciation on interest rate swaps	—	1,218	—	1,218
Liabilities:
Unrealized depreciation on futures contracts	(21)	—	—	(21)
Unrealized depreciation on interest rate swaps	—	(4)	—	(4)
Total	$33	$1,214	$—	$1,247

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At December 31, 2020, all of the fund’s investment securities were classified as Level 2.

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$756,975	$—	$756,975
U.S. Treasury bonds & notes	—	663,982	—	663,982
Federal agency bonds & notes	—	341,155	—	341,155
Short-term securities	—	731,556	—	731,556
Total	$—	$2,493,668	$—	$2,493,668

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,235	$—	$—	$1,235
Unrealized appreciation on interest rate swaps	—	34,726	—	34,726
Liabilities:
Unrealized depreciation on futures contracts	(1,275)	—	—	(1,275)
Unrealized depreciation on interest rate swaps	—	(7,246)	—	(7,246)
Total	$(40)	$27,480	$—	$27,440

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

American Funds Insurance Series	271

Managed Risk Blue Chip Income and Growth Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At December 31, 2020, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding

272	American Funds Insurance Series

taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may

American Funds Insurance Series	273

expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

274	American Funds Insurance Series

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

American Funds Insurance Series	275

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals

276	American Funds Insurance Series

affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral type
					Value of
	Values of				investment
	securities		U.S. government		securities
Funds	loan	Cash	securities		purchased
Global Growth Fund	$21,446	$20,305	$1,985		$18,274
Global Small Capitalization Fund	77,648	79,709	66		71,738
Growth Fund	7,302	7,559	—		6,803
International Fund	83,899	15,528	72,363		13,975
New World Fund	18,411	15,578	3,469		14,020
Blue Chip Income and Growth Fund	3,447	3,589	—		3,230
Global Growth and Income Fund	6,890	7,156	—	*	6,440
Growth-Income Fund	188,806	193,847	—		174,463
International Growth and Income Fund	6,820	7,095	14		6,385
Capital Income Builder	5,528	1,316	4,462		1,185
Asset Allocation Fund	13,741	14,048	—		12,643

*	Amount less than one thousand.

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund and High-Income Bond Fund have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2020, the maximum exposure from these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $3,543,000 and $1,481,000, respectively, which would represent 0.01% and 0.17%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation on these unfunded commitments for Asset Allocation Fund and High-Income Bond Fund was $740,000 and $323,000, respectively, which is disclosed as a receivable for unrealized appreciation on unfunded commitments in each fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in each fund’s statement of operations.

American Funds Insurance Series	277

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

278	American Funds Insurance Series

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

American Funds Insurance Series	279

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts		Interest rate swaps	Credit default swaps
International Fund	Not applicable	Not applicable	$41,887		Not applicable	Not applicable
New World Fund	Not applicable	$ 1,829	5,742		Not applicable	Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	6,973	*	Not applicable	Not applicable
International Growth and Income Fund	Not applicable	Not applicable	3,200	*	Not applicable	Not applicable
Capital Income Builder	Not applicable	71,475	965		$ 112,369	$3,389
Asset Allocation Fund	Not applicable	1,175,025	Not applicable		227,086	46,073
Global Balanced Fund	Not applicable	4,858	30,295		7,507	3,800
Bond Fund	Not applicable	3,685,113	491,051		823,870	173,850	*
Capital World Bond Fund	Not applicable	139,493	657,769		121,529	80,050
High-Income Bond Fund	Not applicable	10,600	Not applicable		Not applicable	31,310
Mortgage Fund	Not applicable	88,917	Not applicable		268,075	Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	1,922,908	Not applicable		3,696,916	Not applicable
Managed Risk Growth Fund	Not applicable	178,037	Not applicable		Not applicable	Not applicable
Managed Risk International Fund	Not applicable	716,661	Not applicable		Not applicable	Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	119,174	Not applicable		Not applicable	Not applicable
Managed Risk Growth-Income Fund	$36,373	741,450	Not applicable		Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	735,724	Not applicable		Not applicable	Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2020 (dollars in thousands):

International Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$309	Unrealized depreciation on open forward currency contracts	$395

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$182	Net unrealized appreciation on forward currency contracts	$45

New World Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$3	Unrealized depreciation[1]	$13
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	54
			$3		$67

See end of tables for footnotes.

280	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized depreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$140	Net unrealized depreciation on futures contracts	$(10)
Forward currency	Currency	Net realized loss on forward currency contracts	(245)	Net unrealized depreciation on forward currency contracts	(54)
			$(105)		$(64)

Global Growth and Income Fund

		Net realized loss		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(521)	Net unrealized appreciation on forward currency contracts	$137

International Growth and Income Fund

		Net realized gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$18	Net unrealized appreciation on forward currency contracts	$12

Capital Income Builder

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$39	Unrealized depreciation[1]	$89
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	34	Unrealized depreciation on open forward currency contracts	56
Swap	Interest	Unrealized appreciation[1]	569	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	152	Unrealized depreciation[1]	—
			$794		$145

		Net realized gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$3,606	Net unrealized appreciation on futures contracts	$281
Forward currency	Currency	Net realized gain on forward currency contracts	38	Net unrealized depreciation on forward currency contracts	(22)
Swap	Interest	Net realized gain on swap contracts	2,280	Net unrealized depreciation on swap contracts	(260)
Swap	Credit	Net realized gain on swap contracts	406	Net unrealized appreciation on swap contracts	152

			$6,330		$151

See end of tables for footnotes.

American Funds Insurance Series	281

Asset Allocation Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,610	Unrealized depreciation[1]	$2,382
Swap	Interest	Unrealized appreciation[1]	796	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	— [2]	Unrealized depreciation[1]	—
			$2,406		$2,382

		Net realized gain (loss)		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$36,747	Net unrealized appreciation on futures contracts	$2,190
Swap	Interest	Net realized loss on swap contracts	(13,556)	Net unrealized appreciation on swap contracts	4,608
Swap	Credit	Net realized gain on swap contracts	2,725	Net unrealized appreciation on swap contracts	—	[2]
			$25,916		$6,798

Global Balanced Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$3	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	257	Unrealized depreciation on open forward currency contracts	259
Swap	Interest	Unrealized appreciation[1]	21	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	—	[2]
			$281		$259

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$442	Net unrealized appreciation on futures contracts	$19
Forward currency	Currency	Net realized gain on forward currency contracts	801	Net unrealized appreciation on forward currency contracts	97
Swap	Interest	Net realized loss on swap contracts	(126)	Net unrealized appreciation on swap contracts	23
Swap	Credit	Net realized gain on swap contracts	3	Net unrealized depreciation on swap contracts	—	[2]
			$1,120		$139

See end of tables for footnotes.

282	American Funds Insurance Series

Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$7,631	Unrealized depreciation[1]	$824
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	46	Unrealized depreciation on open forward currency contracts	2,653
Swap	Interest	Unrealized appreciation[1]	3,456	Unrealized depreciation[1]	28,517
			$11,133		$31,994

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$89,071	Net unrealized appreciation on futures contracts	$10,886
Forward currency	Currency	Net realized loss on forward currency contracts	(15,906)	Net unrealized depreciation on forward currency contracts	(1,417)
Swap	Interest	Net realized loss on swap contracts	(22,499)	Net unrealized depreciation on swap contracts	(18,955)
Swap	Credit	Net realized gain on swap contracts	22,543	Net unrealized appreciation on swap contracts	—
			$73,209		$(9,486)

Capital World Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$308	Unrealized depreciation[1]	$155
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,155	Unrealized depreciation on open forward currency contracts	3,799
Swap	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	64
Swap	Credit	Unrealized appreciation[1]	31	Unrealized depreciation[1]	698
			$4,494		$4,716

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures contracts	$(180)	Net unrealized appreciation on futures contracts	$958
Forward currency	Currency	Net realized gain on forward currency contracts	16,206	Net unrealized appreciation on forward currency contracts	2,566
Swap	Interest	Net realized loss on swap contracts	(2,548)	Net unrealized appreciation on swap contracts	475
Swap	Credit	Net realized loss on swap contracts	(357)	Net unrealized depreciation on swap contracts	(1,398)
			$13,121		$2,601

See end of tables for footnotes.

American Funds Insurance Series	283

High-Income Bond Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$8	Unrealized depreciation[1]	$27
Swap	Credit	Unrealized appreciation[1]	7	Unrealized depreciation[1]	728
			$15		$755

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized loss on futures contracts	$(166)	Net unrealized depreciation on futures contracts	$(178)
Swap	Interest	Net realized gain on swap contracts	1	Net unrealized appreciation on swap contracts	—
Swap	Credit	Net realized gain on swap contracts	3,841	Net unrealized appreciation on swap contracts	857
			$3,676		$679

American Funds Mortgage Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$54	Unrealized depreciation[1]	$21
Swap	Interest	Unrealized appreciation[1]	1,218	Unrealized depreciation[1]	4
			$1,272		$25

		Net realized gain (loss)		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$8,696	Net unrealized appreciation on futures contracts	$779
Swap	Interest	Net realized loss on swap contracts	(8,505)	Net unrealized appreciation on swap contracts	4,046
			$191		$4,825

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,235	Unrealized depreciation[1]	$1,275
Swap	Interest	Unrealized appreciation[1]	34,726	Unrealized depreciation[1]	7,246
			$35,961		$8,521

See end of tables for footnotes.

284	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Interest	Net realized gain on futures contracts	$89,336	Net unrealized appreciation on futures contracts	$7,908
Swap	Interest	Net realized loss on swap contracts	(46,704)	Net unrealized appreciation on swap contracts	47,782
			$42,632		$55,690

Managed Risk Growth Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$69	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures contracts	$(323)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(40,633)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	5,618	Net unrealized appreciation on futures contracts	130
			$(35,338)		$130

Managed Risk International Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$21	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures contracts	$(689)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(14,445)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	1,083	Net unrealized appreciation on futures contracts	51
			$(14,051)		$51

See end of tables for footnotes.

American Funds Insurance Series	285

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$38	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures contracts	$(112)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(36,178)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	3,606	Net unrealized appreciation on futures contracts	90
			$(32,684)		$90

Managed Risk Growth-Income Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$12,028	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	2,637	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	341	Unrealized depreciation[1]	—
			$15,006		$—

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Options purchased	Equity	Net realized loss on options purchased contracts[4]	$(22,888)	Net unrealized appreciation on options purchased contracts[5]	$—
Futures	Currency	Net realized loss on futures contracts	(563)	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(44,738)	Net unrealized appreciation on futures contracts	1,592
Futures	Interest	Net realized gain on futures contracts	24,706	Net unrealized appreciation on futures contracts	716
			$(43,483)		$2,308

See end of tables for footnotes.

286	American Funds Insurance Series

Managed Risk Asset Allocation Fund

		Assets		Liabilities
		Location on statement of		Location on statement of
Contracts	Risk type	assets and liabilities	Value	assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$358	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation
		Location on statement of		Location on statement of
Contracts	Risk type	operations	Value	operations	Value
Futures	Currency	Net realized loss on futures contracts	$(82)	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(141,847)	Net unrealized appreciation on futures contracts	—
Futures	Interest	Net realized gain on futures contracts	22,678	Net unrealized appreciation on futures contracts	883
			$(119,251)		$883

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in the fund’s investment portfolio.
[4]	Options purchased are included in net realized gain (loss) on investments in unaffiliated issuers.
[5]	Options purchased are included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers.

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2020, if close-out netting was exercised (dollars in thousands):

American Funds Insurance Series	287

International Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$309	$(309)	$—	$—	$—
Liabilities:
Citibank	$395	$(309)	$—	$—	$86

New World Fund
	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
Bank of New York Mellon	$54	$—	$—	$—	$54

Capital Income Builder

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$29	$(4)	$—	$—	$25
Goldman Sachs	4	—	—	—	4
HSBC Bank	1	—	—	—	1
Total	$34	$(4)	$—	$—	$30
Liabilities:
Bank of New York Mellon	$4	$(4)	$—	$—	$—
Standard Chartered Bank	52	—	—	—	52
Total	$56	$(4)	$—	$—	$52

See end of tables for footnote.

288	American Funds Insurance Series

Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$14	$—	$—	$—	$14
Barclays Bank PLC	21	(1)	—	—	20
Citibank	61	(61)	—	—	—
Goldman Sachs	44	(14)	—	—	30
HSBC Bank	38	(19)	—	—	19
JPMorgan Chase	12	(11)	—	—	1
Morgan Stanley	54	(48)	—	—	6
Standard Chartered Bank	11	(11)	—	—	—
UBS AG	2	—	—	—	2
Total	$257	$(165)	$—	$—	$92
Liabilities:
Bank of America	$21	$—	$—	$—	$21
Barclays Bank PLC	1	(1)	—	—	—
Citibank	115	(61)	—	—	54
Goldman Sachs	14	(14)	—	—	—
HSBC Bank	19	(19)	—	—	—
JPMorgan Chase	11	(11)	—	—	—
Morgan Stanley	48	(48)	—	—	—
Standard Chartered Bank	30	(11)	—	—	19
Total	$259	$(165)	$—	$—	$94

Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Morgan Stanley	$46	$—	$—	$(46)	$—
Liabilities:
Bank of New York Mellon	$877	$—	$(877)	$—	$—
HSBC Bank	1,714	—	(1,714)	—	—
UBS AG	62	—	—	—	62
Total	$2,653	$—	$(2,591)	$—	$62

See end of tables for footnote.

American Funds Insurance Series	289

Capital World Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$439	$(439)	$—	$—	$—
Bank of New York Mellon	109	(2)	—	—	107
Citibank	281	(281)	—	—	—
Goldman Sachs	1,536	(359)	—	(1,110)	67
HSBC Bank	319	(97)	(108)	—	114
JPMorgan Chase	924	—	(924)	—	—
Standard Chartered Bank	202	(8)	(194)	—	—
UBS AG	345	(345)	—	—	—
Total	$4,155	$(1,531)	$(1,226)	$(1,110)	$288
Liabilities:
Bank of America	$551	$(439)	$(63)	$—	$49
Bank of New York Mellon	2	(2)	—	—	—
Citibank	1,691	(281)	(1,312)	—	98
Goldman Sachs	359	(359)	—	—	—
HSBC Bank	97	(97)	—	—	—
Morgan Stanley	560	—	(466)	—	94
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	531	(345)	—	—	186
Total	$3,799	$(1,531)	$(1,841)	$—	$427

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2020, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

290	American Funds Insurance Series

Additional tax basis disclosures for each fund as of December 31, 2020, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Undistributed ordinary income	$23,610	$—	$276,979	$4,878	$10,741	$38,218
Undistributed long-term capital gains	445,512	123,145	5,068,501	—	143,589	—
Capital loss carryforward*	—	—	—	(136,440)	—	(63,496)
Capital loss carryforward utilized	—	—	—	13,382	—	—
Gross unrealized appreciation on investments	4,449,917	2,433,892	21,167,676	4,059,818	1,659,058	3,361,319
Gross unrealized depreciation on investments	(135,394)	(86,045)	(234,902)	(340,845)	(33,325)	(539,186)
Net unrealized appreciation (depreciation) on investments	4,314,523	2,347,847	20,932,774	3,718,973	1,625,733	2,822,133
Cost of investments	3,966,775	3,047,816	17,944,956	6,940,513	2,596,976	6,754,573
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(13,829)	6	—	(1)	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Undistributed ordinary income	$4,517	$161,308	$5,778	$3,530	$248,732	$646
Undistributed long-term capital gains	51,479	403,490	—	—	899,471	1,975
Capital loss carryforward*	—	—	(76,870)	(62,945)	—	—
Gross unrealized appreciation on investments	784,941	15,269,066	428,729	168,138	8,710,090	103,417
Gross unrealized depreciation on investments	(35,268)	(859,941)	(46,994)	(16,334)	(257,151)	(3,408)
Net unrealized appreciation (depreciation) on investments	749,673	14,409,125	381,735	151,804	8,452,939	100,009
Cost of investments	1,420,661	24,205,230	1,075,943	952,928	22,421,338	353,494
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	—	(822)	(1)	1	18	2

See end of tables for footnote.

American Funds Insurance Series	291

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Undistributed ordinary income	$293,413	$42,838	$6,554	$7,215	$—	$133,505
Undistributed long-term capital gains	218,389	21,745	—	4,438	—	51,890
Capital loss carryforward*	—	—	(247,718)	—	(1)	—
Gross unrealized appreciation on investments	648,591	188,721	54,124	6,536	8	88,168
Gross unrealized depreciation on investments	(47,722)	(20,385)	(55,153)	(625)	(2)	(16,204)
Net unrealized appreciation (depreciation) on investments	600,869	168,336	(1,029)	5,911	6	71,964
Cost of investments	13,100,327	2,172,394	857,316	387,737	372,351	2,449,196
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	—	7,377	—	(172)	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$1,371	$929	$4,349	$25,029	$31,041
Undistributed long-term capital gains	24,118	—	—	33,730	—
Capital loss carryforward*	—	(11,769)	(22,483)	—	(31,551)
Gross unrealized appreciation on investments	156,525	33,827	62,066	380,437	403,906
Gross unrealized depreciation on investments	(4,202)	(8,961)	(45,409)	(58,764)	(17,089)
Net unrealized appreciation (depreciation) on investments	152,323	24,866	16,657	321,673	386,817
Cost of investments	412,543	144,392	339,936	2,110,156	2,394,223

*	Capital loss carryforwards will be used to offset any capital gains realized by the funds in future years. The funds will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16,383	$73,033	$89,416	$31,022	$121,251	$152,273
Class 1A	29	205	234	82	367	449
Class 2	13,463	109,286	122,749	40,119	204,481	244,600
Class 4	653	11,537	12,190	3,204	17,408	20,612
Total	$30,528	$194,061	$224,589	$74,427	$343,507	$417,934

See end of tables for footnote.

292	American Funds Insurance Series

Global Small Capitalization Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$5,414	$120,074	$125,488	$28,009	$97,912	$125,921
Class 1A	2	42	44	6	23	29
Class 2	5,373	140,495	145,868	28,406	119,280	147,686
Class 4	408	12,682	13,090	1,932	9,184	11,116
Total	$11,197	$273,293	$284,490	$58,353	$226,399	$284,752

Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$68,600	$285,315	$353,915	$150,838	$964,757	$1,115,595
Class 1A	141	547	688	193	1,290	1,483
Class 2	53,722	404,657	458,379	192,058	1,500,212	1,692,270
Class 3	860	5,433	6,293	2,713	20,442	23,155
Class 4	3,629	42,241	45,870	14,770	130,929	145,699
Total	$126,952	$738,193	$865,145	$360,572	$2,617,630	$2,978,202

International Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$44,223	$—	$44,223	$85,943	$130,060	$216,003
Class 1A	56	—	56	95	141	236
Class 2	25,688	—	25,688	59,246	104,778	164,024
Class 3	157	—	157	354	637	991
Class 4	1,591	—	1,591	4,496	8,870	13,366
Total	$71,715	$—	$71,715	$150,134	$244,486	$394,620

New World Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$16,847	$8,752	$25,599	$23,315	$71,500	$94,815
Class 1A	48	26	74	39	132	171
Class 2	6,570	4,233	10,803	8,693	34,958	43,651
Class 4	4,454	3,019	7,473	4,452	21,103	25,555
Total	$27,919	$16,030	$43,949	$36,499	$127,693	$164,192

See end of tables for footnote.

American Funds Insurance Series	293

Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$100,756	$61,517	$162,273	$118,657	$410,713	$529,370
Class 1A	350	134	484	163	435	598
Class 2	48,936	34,662	83,598	60,118	238,793	298,911
Class 4	10,866	7,992	18,858	10,646	38,700	49,346
Total	$160,908	$104,305	$265,213	$189,584	$688,641	$878,225

Global Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$8,987	$15,679	$24,666	$12,475	$27,971	$40,446
Class 1A	28	53	81	33	66	99
Class 2	15,537	32,112	47,649	24,591	66,794	91,385
Class 4	1,576	3,612	5,188	2,298	5,970	8,268
Total	$26,128	$51,456	$77,584	$39,397	$100,801	$140,198

Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$381,174	$482,142	$863,316	$455,391	$1,825,184	$2,280,575
Class 1A	211	265	476	206	825	1,031
Class 2	207,651	305,445	513,096	272,097	1,260,360	1,532,457
Class 3	2,378	3,413	5,791	3,204	14,500	17,704
Class 4	17,727	29,072	46,799	21,474	103,934	125,408
Total	$609,141	$820,337	$1,429,478	$752,372	$3,204,803	$3,957,175

International Growth and Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,264	$—	$17,264	$41,626	$—	$41,626
Class 1A	38	—	38	84	—	84
Class 2	2,910	—	2,910	8,726	—	8,726
Class 4	1,255	—	1,255	3,112	—	3,112
Total	$21,467	$—	$21,467	$53,548	$—	$53,548

See end of tables for footnote.

294	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$17,286	$—	$17,286	$13,476	$—	$13,476
Class 1A	161	—	161	126	—	126
Class 2	181	—	181	137	—	137
Class 4	11,369	—	11,369	10,875	—	10,875
Total	$28,997	$—	$28,997	$24,614	$—	$24,614

Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$333,238	$79,610	$412,848	$356,589	$816,841	$1,173,430
Class 1A	213	51	264	189	416	605
Class 2	80,906	22,747	103,653	94,178	253,101	347,279
Class 3	520	141	661	608	1,581	2,189
Class 4	67,789	21,221	89,010	71,682	206,152	277,834
Total	$482,666	$123,770	$606,436	$523,246	$1,278,091	$1,801,337

Global Balanced Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,746	$5,085	$6,831	$1,912	$3,479	$5,391
Class 1A	29	99	128	28	61	89
Class 2	2,128	7,631	9,759	2,521	5,487	8,008
Class 4	844	3,811	4,655	954	2,492	3,446
Total	$4,747	$16,626	$21,373	$5,415	$11,519	$16,934

Bond Fund

	Year ended December 31, 2020			Year ended December 31, 2019
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$185,412	$25,238	$210,650	$177,855	$—	$177,855
Class 1A	224	31	255	165	—	165
Class 2	96,166	14,478	110,644	90,796	—	90,796
Class 4	15,659	2,303	17,962	11,384	—	11,384
Total	$297,461	$42,050	$339,511	$280,200	$—	$280,200

See end of tables for footnote.

American Funds Insurance Series	295

Capital World Bond Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$30,575	$4,335	$34,910	$19,173	$—	$19,173
Class 1A	16	3	19	7	—	7
Class 2	24,602	3,871	28,473	15,927	—	15,927
Class 4	1,252	206	1,458	649	—	649
Total	$56,445	$8,415	$64,860	$35,756	$—	$35,756

High-Income Bond Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$10,071	$—	$10,071	$33,304	$—	$33,304
Class 1A	78	—	78	45	—	45
Class 2	54,086	—	54,086	41,753	—	41,753
Class 3	799	—	799	611	—	611
Class 4	4,806	—	4,806	3,353	—	3,353
Total	$69,840	$—	$69,840	$79,066	$—	$79,066

American Funds Mortgage Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$3,288	$263	$3,551	$5,573	$—	$5,573
Class 1A	13	1	14	12	—	12
Class 2	722	75	797	1,355	—	1,355
Class 4	406	52	458	585	—	585
Total	$4,429	$391	$4,820	$7,525	$—	$7,525

Ultra-Short Bond Fund

	Year ended December 31, 2020					Year ended December 31, 2019
				Total					Total
	Ordinary		Long-term	distributions		Ordinary		Long-term	distributions
Share class	income		capital gains	paid		income		capital gains	paid
Class 1	$104		$—	$104		$604		$—	$604
Class 1A	—	*	—	—	*	—	*	—	—	*
Class 2	558		—	558		4,088		—	4,088
Class 3	8		—	8		59		—	59
Class 4	67		—	67		342		—	342
Total	$737		$—	$737		$5,093		$—	$5,093

See end of tables for footnote.

296	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$12,901	$3,231	$16,132	$31,700	$—	$31,700
Class 1A	107	29	136	50	—	50
Class 2	40,852	11,067	51,919	26,790	—	26,790
Class 3	318	89	407	180	—	180
Class 4	7,195	1,992	9,187	2,241	—	2,241
Total	$61,373	$16,408	$77,781	$60,961	$—	$60,961

Managed Risk Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$64	$374	$438	$61	$256	$317
Class P2	3,441	21,395	24,836	3,581	26,324	29,905
Total	$3,505	$21,769	$25,274	$3,642	$26,580	$30,222

Managed Risk International Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$21	$10	$31	$11	$16	$27
Class P2	1,913	1,303	3,216	2,974	4,795	7,769
Total	$1,934	$1,313	$3,247	$2,985	$4,811	$7,796

Managed Risk Blue Chip Income and Growth Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$29	$37	$66	$13	$40	$53
Class P2	6,006	10,828	16,834	5,566	17,796	23,362
Total	$6,035	$10,865	$16,900	$5,579	$17,836	$23,415

Managed Risk Growth-Income Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$37,519	$103,175	$140,694	$14,564	$14,505	$29,069
Class P2	4,874	15,199	20,073	1,352	2,019	3,371
Total	$42,393	$118,374	$160,767	$15,916	$16,524	$32,440

See end of tables for footnote.

American Funds Insurance Series	297

Managed Risk Asset Allocation Fund

	Year ended December 31, 2020			Year ended December 31, 2019
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$58	$146	$204	$5	$65	$70
Class P2	40,641	105,833	146,474	62,691	115,050	177,741
Total	$40,699	$105,979	$146,678	$62,696	$115,115	$177,811

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the year ended December 31, 2020, CRMC voluntarily waived to proposed rates for Global Growth in advance of the next investment advisory and service agreement that will become effective May 1, 2021. In addition, CRMC waived a portion of its investment advisory services fees at the rate of 0.05% of the daily net assets of each of the managed risk funds. The waiver for each of the managed risk funds will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Effective May 1, 2020, CRMC began to waive a portion of its investment advisory fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. These waivers will be in effect through at least May 1, 2021, and may only be modified or terminated with the approval of the series’ board.

Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. CRMC does not intend to recoup these waivers. For the year ended December 31, 2020, total investment advisory services fees waived by CRMC were $10,896,000.

298	American Funds Insurance Series

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

					For the	For the
			Net asset level		year ended	year ended
	Rates		(in billions)		December 31,	December 31,
	Beginning	Ending		In excess	2020,	2020,
Fund	with	with	Up to	of	before waiver	after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.511%	.511%
Global Small Capitalization Fund	.800	.635	.6	5.0	.694	.694
Growth Fund	.500	.280	.6	34.0	.316	.316
International Fund	.690	.430	.5	21.0	.494	.494
New World Fund	.850	.580	.5	4.0	.698	.574
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.597	.597
Growth-Income Fund	.500	.219	.6	34.0	.255	.255
International Growth and Income Fund	.690	.500	.5	1.5	.613	.613
Capital Income Builder	.500	.410	.6	1.0	.480	.303
Asset Allocation Fund	.500	.240	.6	21.0	.265	.265
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.362	.362
Capital World Bond Fund	.570	.450	1.0	3.0	.533	.465
High-Income Bond Fund	.500	.420	.6	2.0	.484	.484
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.299
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.349	.349
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

American Funds Insurance Series	299

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$791
Class 1A	$—	$19	2
Class 2	9,578	Not applicable	1,150
Class 4	1,044	1,044	125
Total class-specific expenses	$10,622	$1,063	$2,068

Global Small Capitalization Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$594
Class 1A	$—	$2	—	*
Class 2	5,567	Not applicable	668
Class 4	517	516	62
Total class-specific expenses	$6,084	$518	$1,324

Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$3,640
Class 1A	$—	$74	9
Class 2	42,263	Not applicable	5,071
Class 3	414	Not applicable	69
Class 4	4,410	4,410	529
Total class-specific expenses	$47,087	$4,484	$9,318

International Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,462
Class 1A	$—	$19	2
Class 2	9,793	Not applicable	1,175
Class 3	39	Not applicable	7
Class 4	886	886	106
Total class-specific expenses	$10,718	$905	$2,752

New World Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$588
Class 1A	$—	$20	2
Class 2	2,298	Not applicable	276
Class 4	1,633	1,633	196
Total class-specific expenses	$3,931	$1,653	$1,062

Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,537
Class 1A	$—	$34	4
Class 2	7,027	Not applicable	843
Class 4	1,627	1,626	195
Total class-specific expenses	$8,654	$1,660	$2,579

See end of tables for footnote.

300	American Funds Insurance Series

Global Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$180
Class 1A	$—	$5	—	*
Class 2	3,032	Not applicable	364
Class 4	343	343	41
Total class-specific expenses	$3,375	$348	$585

Growth-Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$6,099
Class 1A	$—	$29	4
Class 2	31,824	Not applicable	3,819
Class 3	260	Not applicable	43
Class 4	3,025	3,025	363
Total class-specific expenses	$35,109	$3,054	$10,328

International Growth and Income Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$310
Class 1A	$—	$6	1
Class 2	494	Not applicable	59
Class 4	233	233	28
Total class-specific expenses	$727	$239	$398

Capital Income Builder

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$163
Class 1A	$—	$14	1
Class 2	15	Not applicable	2
Class 4	1,069	1,069	128
Total class-specific expenses	$1,084	$1,083	$294

Asset Allocation Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$5,209
Class 1A	$—	$29	4
Class 2	12,220	Not applicable	1,466
Class 3	56	Not applicable	9
Class 4	11,373	11,373	1,365
Total class-specific expenses	$23,649	$11,402	$8,053

Global Balanced Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$39
Class 1A	$—	$5	1
Class 2	487	Not applicable	58
Class 4	234	234	28
Total class-specific expenses	$721	$239	$126

Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$1,950
Class 1A	$—	$20	2
Class 2	9,104	Not applicable	1,093
Class 4	1,484	1,484	178
Total class-specific expenses	$10,588	$1,504	$3,223

Capital World Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$329
Class 1A	$—	$1	—	*
Class 2	2,480	Not applicable	298
Class 4	129	130	15
Total class-specific expenses	$2,609	$131	$642

See end of tables for footnote.

American Funds Insurance Series	301

High-Income Bond Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$73
Class 1A	$—	$2	—	*
Class 2	1,571	Not applicable	188
Class 3	17	Not applicable	3
Class 4	138	138	17
Total class-specific expenses	$1,726	$140	$281

American Funds Mortgage Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$61
Class 1A	$—	$2	—	*
Class 2	142	Not applicable	17
Class 4	88	88	11
Total class-specific expenses	$230	$90	$89

Ultra-Short Bond Fund

		Insurance
	Distribution	administrative		Administrative
Share class	services	services		services
Class 1	Not applicable	Not applicable		$12
Class 1A	$—	$—	*	—	*
Class 2	662	Not applicable		80
Class 3	7	Not applicable		1
Class 4	85	85		10
Total class-specific expenses	$754	$85		$103

U.S. Government/AAA-Rated Securities Fund

		Insurance
	Distribution	administrative	Administrative
Share class	services	services	services
Class 1	Not applicable	Not applicable	$223
Class 1A	$—	$9	1
Class 2	3,460	Not applicable	415
Class 3	18	Not applicable	3
Class 4	578	578	70
Total class-specific expenses	$4,056	$587	$712

Managed Risk Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$21
Class P2	$1,177	1,177
Total class-specific expenses	$1,177	$1,198

Managed Risk International Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3
Class P2	$389	389
Total class-specific expenses	$389	$392

Managed Risk Blue Chip Income and Growth Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$3
Class P2	$861	861
Total class-specific expenses	$861	$864

Managed Risk Growth-Income Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$4,911
Class P2	$718	719
Total class-specific expenses	$718	$5,630

Managed Risk Asset Allocation Fund

		Insurance
	Distribution	administrative
Share class	services	services
Class P1	Not applicable	$9
Class P2	$6,703	6,703
Total class-specific expenses	$6,703	$6,712

*	Amount less than one thousand.

302	American Funds Insurance Series

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses for Managed Risk International Fund. Miscellaneous expenses exclude investment advisory services fees and distribution services fees. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2020, total fees and expenses reimbursed by CRMC were $41,000. CRMC does not intend to recoup this reimbursement. Fees and expenses in the fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$22	$14		$36
Global Small Capitalization Fund	14	9		23
Growth Fund	96	66		162
International Fund	30	17		47
New World Fund	11	7		18
Blue Chip Income and Growth Fund	27	17		44
Global Growth and Income Fund	6	4		10
Growth-Income Fund	111	66		177
International Growth and Income Fund	4	3		7
Capital Income Builder	3	2		5
Asset Allocation Fund	86	49		135
Global Balanced Fund	1	1		2
Bond Fund	34	17		51
Capital World Bond Fund	7	4		11
High-Income Bond Fund	3	1		4
American Funds Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	1		2
U.S. Government/AAA-Rated Securities Fund	8	1		9
Managed Risk Growth Fund	2	1		3
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	1		2
Managed Risk Growth-Income Fund	7	4		11
Managed Risk Asset Allocation Fund	8	5		13

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

American Funds Insurance Series	303

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2020 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$139,989	$85,866	$21,004
Global Small Capitalization Fund	56,497	146,865	24,912
Growth Fund	569,889	816,449	267,011
International Fund	118,996	128,534	14,532
New World Fund	53,097	61,321	2,932
Blue Chip Income and Growth Fund	150,238	75,751	590
Global Growth and Income Fund	24,156	52,461	(6,576)
Growth-Income Fund	471,004	714,281	60,282
International Growth and Income Fund	16,646	26,076	874
Capital Income Builder	82,136	47,478	(9,672)
Asset Allocation Fund	262,721	379,296	62,547
Bond Fund	88,459	33,704	2,473
Capital World Bond Fund	11,945	12,762	(51)
High-Income Bond Fund	6,251	371,551	(18,424)
U.S. Government/AAA-Rated Securities Fund	—	444,556	22,675

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2020.

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$402,110	11,550	$89,416	2,661	$(365,952)	(11,056)	$125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265
Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Year ended December 31, 2019

Class 1	$230,089	7,777	$152,273	5,192	$(333,318)	(11,180)	$49,044	1,789
Class 1A	1,744	62	449	15	(572)	(19)	1,621	58
Class 2	44,842	1,552	244,600	8,453	(555,704)	(18,803)	(266,262)	(8,798)
Class 4	70,615	2,415	20,612	716	(29,399)	(1,009)	61,828	2,122
Total net increase (decrease)	$347,290	11,806	$417,934	14,376	$(918,993)	(31,011)	$(153,769)	(4,829)

See end of tables for footnotes.

304	American Funds Insurance Series

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582
Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

Year ended December 31, 2019

Class 1	$337,817	13,612	$125,498	5,216	$(226,381)	(9,119)	$236,934	9,709
Class 1A	196	8	28	2	(96)	(4)	128	6
Class 2	21,553	917	147,687	6,340	(327,909)	(13,596)	(158,669)	(6,339)
Class 4	35,449	1,468	11,115	475	(22,005)	(911)	24,559	1,032
Total net increase (decrease)	$395,015	16,005	$284,328	12,033	$(576,391)	(23,630)	$102,952	4,408

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$2,322,779	26,334	$353,232	3,917	$(2,999,100)	(33,591)	$(323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966
Total net increase (decrease)	$3,119,764	35,238	$864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

Year ended December 31, 2019

Class 1	$896,700	11,839	$1,112,851	15,532	$(1,155,174)	(15,026)	$854,377	12,345
Class 1A	6,106	81	1,482	21	(1,574)	(20)	6,014	82
Class 2	294,401	3,907	1,692,272	23,866	(2,108,133)	(27,828)	(121,460)	(55)
Class 3	1,763	23	23,154	321	(29,706)	(390)	(4,789)	(46)
Class 4	227,023	3,055	145,699	2,087	(131,942)	(1,767)	240,780	3,375
Total net increase (decrease)	$1,425,993	18,905	$2,975,458	41,827	$(3,426,529)	(45,031)	$974,922	15,701

See end of tables for footnotes.

American Funds Insurance Series	305

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$535,603	30,721	$44,223	2,049	$(963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2	(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204	(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7	(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76	(62,187)	(3,226)	(8,363)	(269)
Total net increase (decrease)	$862,172	49,186	$71,715	3,338	$(1,697,651)	(87,378)	$(763,764)	(34,854)

Year ended December 31, 2019

Class 1	$171,233	8,812	$215,640	10,988	$(699,395)	(35,642)	$(312,522)	(15,842)
Class 1A	2,060	106	236	12	(1,174)	(59)	1,122	59
Class 2	175,514	9,064	164,024	8,407	(591,706)	(30,261)	(252,168)	(12,790)
Class 3	238	13	991	50	(4,348)	(224)	(3,119)	(161)
Class 4	60,129	3,112	13,366	694	(43,609)	(2,263)	29,886	1,543
Total net increase (decrease)	$409,174	21,107	$394,257	20,151	$(1,340,232)	(68,449)	$(536,801)	(27,191)

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$80,299	3,402	$25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656
Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Year ended December 31, 2019

Class 1	$149,338	6,057	$94,601	3,981	$(207,841)	(8,743)	$36,098	1,295
Class 1A	1,685	70	171	7	(408)	(17)	1,448	60
Class 2	68,793	2,911	43,651	1,861	(165,106)	(6,991)	(52,662)	(2,219)
Class 4	83,946	3,576	25,555	1,096	(39,744)	(1,687)	69,757	2,985
Total net increase (decrease)	$303,762	12,614	$163,978	6,945	$(413,099)	(17,438)	$54,641	2,121

See end of tables for footnotes.

306	American Funds Insurance Series

Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$474,186	41,847	$161,061	11,902	$(825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342
Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Year ended December 31, 2019

Class 1	$213,624	16,737	$525,212	41,913	$(484,978)	(37,271)	$253,858	21,379
Class 1A	5,177	403	598	47	(451)	(35)	5,324	415
Class 2	28,815	2,244	298,911	24,211	(366,595)	(28,328)	(38,869)	(1,873)
Class 4	198,327	15,485	49,345	4,013	(38,161)	(2,979)	209,511	16,519
Total net increase (decrease)	$445,943	34,869	$874,066	70,184	$(890,185)	(68,613)	$429,824	36,440

Global Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$274,643	21,210	$23,674	1,607	$(306,092)	(22,650)	$(7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894
Total net increase (decrease)	$350,284	26,865	$76,591	5,233	$(501,460)	(35,962)	$(74,585)	(3,864)

Year ended December 31, 2019

Class 1	$43,801	2,986	$38,762	2,639	$(61,157)	(4,174)	$21,406	1,451
Class 1A	809	55	100	7	(205)	(14)	704	48
Class 2	15,277	1,057	91,385	6,251	(232,647)	(15,758)	(125,985)	(8,450)
Class 4	34,845	2,405	8,268	574	(16,175)	(1,116)	26,938	1,863
Total net increase (decrease)	$94,732	6,503	$138,515	9,471	$(310,184)	(21,062)	$(76,937)	(5,088)

See end of tables for footnotes.

American Funds Insurance Series	307

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$1,892,111	42,172	$862,018	17,198	$(2,883,447)	(61,087)	$(129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494
Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$(799,726)	(15,360)

Year ended December 31, 2019

Class 1	$1,061,581	21,810	$2,276,758	48,690	$(1,229,398)	(25,018)	$2,108,941	45,482
Class 1A	3,121	63	1,031	22	(929)	(19)	3,223	66
Class 2	173,237	3,593	1,532,457	33,240	(1,626,668)	(33,632)	79,026	3,201
Class 3	2,080	42	17,705	379	(21,190)	(431)	(1,405)	(10)
Class 4	180,857	3,787	125,407	2,752	(103,759)	(2,175)	202,505	4,364
Total net increase (decrease)	$1,420,876	29,295	$3,953,358	85,083	$(2,981,944)	(61,275)	$2,392,290	53,103

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$78,373	5,478	$17,128	948	$(179,914)	(10,267)	$(84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375
Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

Year ended December 31, 2019

Class 1	$9,331	555	$41,626	2,406	$(130,370)	(7,620)	$(79,413)	(4,659)
Class 1A	364	22	83	5	(75)	(4)	372	23
Class 2	14,448	831	8,726	507	(37,612)	(2,202)	(14,438)	(864)
Class 4	20,154	1,195	3,113	182	(7,857)	(466)	15,410	911
Total net increase (decrease)	$44,297	2,603	$53,548	3,100	$(175,914)	(10,292)	$(78,069)	(4,589)

See end of tables for footnotes.

308	American Funds Insurance Series

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163
Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$80,728	7,806

Year ended December 31, 2019

Class 1	$160,592	15,806	$13,476	1,322	$(12,510)	(1,240)	$161,558	15,888
Class 1A	2,709	268	126	12	(345)	(34)	2,490	246
Class 2	1,661	165	137	13	(567)	(56)	1,231	122
Class 4	66,462	6,575	10,875	1,070	(29,407)	(2,903)	47,930	4,742
Total net increase (decrease)	$231,424	22,814	$24,614	2,417	$(42,829)	(4,233)	$213,209	20,998

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$1,817,230	79,909	$412,849	16,378	$(2,437,918)	(107,604)	$(207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053
Total net increase (decrease)	$2,342,009	102,279	$606,436	24,189	$(3,367,240)	(147,357)	$(418,795)	(20,889)

Year ended December 31, 2019

Class 1	$1,081,611	47,062	$1,173,430	52,076	$(1,121,605)	(48,857)	$1,133,436	50,281
Class 1A	2,765	122	605	27	(689)	(30)	2,681	119
Class 2	111,154	4,871	347,279	15,613	(575,603)	(25,266)	(117,170)	(4,782)
Class 3	991	43	2,189	97	(4,150)	(180)	(970)	(40)
Class 4	356,681	15,732	277,834	12,559	(218,378)	(9,706)	416,137	18,585
Total net increase (decrease)	$1,553,202	67,830	$1,801,337	80,372	$(1,920,425)	(84,039)	$1,434,114	64,163

See end of tables for footnotes.

American Funds Insurance Series	309

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$29,379	2,319	$6,831	491	$(35,963)	(2,860)	$247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453
Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$(1,808)	(263)

Year ended December 31, 2019

Class 1	$10,073	777	$5,390	408	$(9,768)	(718)	$5,695	467
Class 1A	111	9	89	7	(237)	(19)	(37)	(3)
Class 2	7,858	607	8,009	608	(22,255)	(1,722)	(6,388)	(507)
Class 4	15,727	1,225	3,446	264	(6,014)	(470)	13,159	1,019
Total net increase (decrease)	$33,769	2,618	$16,934	1,287	$(38,274)	(2,929)	$12,429	976

Bond Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$(26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420
Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$213,249	15,147

Year ended December 31, 2019

Class 1	$562,508	51,468	$176,372	15,842	$(614,303)	(56,025)	$124,577	11,285
Class 1A	3,719	336	165	15	(744)	(67)	3,140	284
Class 2	133,036	12,239	90,797	8,262	(413,489)	(38,133)	(189,656)	(17,632)
Class 4	149,767	13,753	11,384	1,037	(49,519)	(4,574)	111,632	10,216
Total net increase (decrease)	$849,030	77,796	$278,718	25,156	$(1,078,055)	(98,799)	$49,693	4,153

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703
Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$70,361	5,106

Year ended December 31, 2019

Class 1	$94,035	7,945	$19,056	1,588	$(113,011)	(9,529)	$80	4
Class 1A	84	7	7	1	(59)	(5)	32	3
Class 2	33,181	2,816	15,927	1,338	(140,715)	(11,911)	(91,607)	(7,757)
Class 4	13,230	1,132	649	55	(7,381)	(629)	6,498	558
Total net increase (decrease)	$140,530	11,900	$35,639	2,982	$(261,166)	(22,074)	$(84,997)	(7,192)

See end of tables for footnotes.

310	American Funds Insurance Series

High-Income Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$18,985	2,117	$9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533
Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Year ended December 31, 2019

Class 1	$9,412	933	$33,027	3,374	$(48,250)	(4,826)	$(5,811)	(519)
Class 1A	353	35	45	5	(350)	(35)	48	5
Class 2	10,165	1,039	41,753	4,340	(84,344)	(8,552)	(32,426)	(3,173)
Class 3	613	61	611	62	(1,328)	(132)	(104)	(9)
Class 4	64,302	6,070	3,353	321	(37,801)	(3,523)	29,854	2,868
Total net increase (decrease)	$84,845	8,138	$78,789	8,102	$(172,073)	(17,068)	$(8,439)	(828)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$68,523	6,189	$3,551	321	$(68,907)	(6,295)	$3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734
Total net increase (decrease)	$101,339	9,200	$4,820	436	$(95,749)	(8,745)	$10,410	891

Year ended December 31, 2019

Class 1	$31,595	3,007	$5,573	528	$(41,843)	(3,959)	$(4,675)	(424)
Class 1A	166	16	12	1	(444)	(42)	(266)	(25)
Class 2	4,351	413	1,355	129	(7,802)	(738)	(2,096)	(196)
Class 4	11,996	1,146	585	56	(9,761)	(944)	2,820	258
Total net increase (decrease)	$48,108	4,582	$7,525	714	$(59,850)	(5,683)	$(4,217)	(387)

See end of tables for footnotes.

American Funds Insurance Series	311

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$32,173	2,840	$104		9		$(17,960)	(1,586)	$14,317	1,263
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634
Total net increase (decrease)	$248,534	22,427	$737		66		$(157,243)	(14,200)	$92,028	8,293

Year ended December 31, 2019

Class 1	$9,753	856	$604		53		$(17,930)	(1,576)	$(7,573)	(667)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	85,259	7,676	4,088		371		(106,127)	(9,561)	(16,780)	(1,514)
Class 3	714	64	59		5		(2,101)	(188)	(1,328)	(119)
Class 4	21,513	1,920	342		31		(17,702)	(1,580)	4,153	371
Total net increase (decrease)	$117,239	10,516	$5,093		460		$(143,860)	(12,905)	$(21,528)	(1,929)

U.S. Government/AAA-Rated Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class 1	$194,142	14,793	$15,787		1,214		$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136		11		(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919		4,038		(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407		31		(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187		715		(169,936)	(13,051)	140,786	10,963
Total net increase (decrease)	$713,174	54,953	$77,436		6,009		$(1,725,307)	(130,240)	$(934,697)	(69,278)

Year ended December 31, 2019

Class 1	$63,401	5,184	$31,462		2,550		$(170,411)	(13,819)	$(75,548)	(6,085)
Class 1A	1,348	110	50		4		(488)	(40)	910	74
Class 2	105,457	8,638	26,789		2,193		(155,177)	(12,760)	(22,931)	(1,929)
Class 3	975	79	180		15		(1,521)	(124)	(366)	(30)
Class 4	69,032	5,652	2,241		183		(41,016)	(3,366)	30,257	2,469
Total net increase (decrease)	$240,213	19,663	$60,722		4,945		$(368,613)	(30,109)	$(67,678)	(5,501)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class P1	$3,987	282	$438		32		$(1,595)	(110)	$2,830	204
Class P2	54,142	3,714	24,836		1,828		(71,110)	(4,841)	7,868	701
Total net increase (decrease)	$58,129	3,996	$25,274		1,860		$(72,705)	(4,951)	$10,698	905

Year ended December 31, 2019

Class P1	$2,619	201	$317		25		$(523)	(41)	$2,413	185
Class P2	47,485	3,690	29,905		2,419		(30,455)	(2,336)	46,935	3,773
Total net increase (decrease)	$50,104	3,891	$30,222		2,444		$(30,978)	(2,377)	$49,348	3,958

See end of tables for footnotes.

312	American Funds Insurance Series

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class P1	$1,063	104	$31	3	$(311)	(30)	$783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164
Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$1,198	241

Year ended December 31, 2019

Class P1	$357	34	$27	3	$(140)	(14)	$244	23
Class P2	7,251	702	7,769	772	(18,389)	(1,773)	(3,369)	(299)
Total net increase (decrease)	$7,608	736	$7,796	775	$(18,529)	(1,787)	$(3,125)	(276)

Managed Risk Blue Chip Income and Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class P1	$947	85	$66	7	$(241)	(23)	$772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107
Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$11,085	1,176

Year ended December 31, 2019

Class P1	$547	46	$53	5	$(313)	(28)	$287	23
Class P2	16,518	1,448	23,362	2,128	(33,614)	(2,932)	6,266	644
Total net increase (decrease)	$17,065	1,494	$23,415	2,133	$(33,927)	(2,960)	$6,553	667

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class P1	$92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938
Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

Year ended December 31, 2019

Class P1	$86,511	6,809	$29,069	2,244	$(82,465)	(6,312)	$33,115	2,741
Class P2	28,190	2,218	3,371	263	(20,033)	(1,562)	11,528	919
Total net increase (decrease)	$114,701	9,027	$32,440	2,507	$(102,498)	(7,874)	$44,643	3,660

See end of tables for footnotes.

American Funds Insurance Series	313

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class P1	$3,275	256	$204	16	$(622)	(45)	$2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)
Total net increase (decrease)	$77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$(57,436)	(3,765)

Year ended December 31, 2019

Class P1	$626	47	$70	5	$(334)	(25)	$362	27
Class P2	106,039	8,229	177,741	14,380	(260,413)	(20,223)	23,367	2,386
Total net increase (decrease)	$106,665	8,276	$177,811	14,385	$(260,747)	(20,248)	$23,729	2,413

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Ownership concentration

At December 31, 2020, Managed Risk Growth and Income Portfolio held 31% and 13% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series - Global Growth and Income Fund, respectively. In addition, Managed Risk Global Allocation Portfolio held 23% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

314	American Funds Insurance Series

11. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the year ended December 31, 2020 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,120,770	$1,594,529	$9,567,139	$3,388,922	$2,260,974	$3,267,025
Sales of investment securities*	1,767,373	2,143,797	13,469,567	4,123,935	2,596,083	3,472,007
Non-U.S. taxes paid on dividend income	5,330	2,026	6,921	10,822	2,631	477
Non-U.S. taxes paid on interest income	—	11	—	—	4	—
Non-U.S. taxes paid on realized gains	—	—	—	—	1,590	—
Non-U.S. taxes provided on unrealized appreciation	7,807	7,041	—	26,706	15,681	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$649,244	$10,784,043	$686,636	$1,656,908	$33,575,749	$245,807
Sales of investment securities*	827,330	11,639,765	721,131	1,524,398	32,845,643	287,182
Non-U.S. taxes paid on dividend income	2,597	10,403	2,725	831	7,494	278
Non-U.S. taxes paid on interest income	—	—	—	2	—	15
Non-U.S. taxes paid on realized gains	179	165	—	1	27	3
Non-U.S. taxes provided on unrealized appreciation	3,738	—	—	101	5,162	20

	Bond Fund	Capital World Bond Fund	High- Income Bond Fund	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$44,831,898	$2,806,381	$706,463	$2,995,459	$—	$18,179,150
Sales of investment securities*	44,287,472	2,562,406	1,079,778	2,991,216	—	18,466,598
Non-U.S. taxes paid on interest income	—	215	—	—	—	—
Non-U.S. taxes paid on realized gains	—	72	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	63	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$360,912	$102,655	$324,969	$807,885	$748,623
Sales of investment securities*	412,406	118,616	359,913	882,591	1,032,662

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series	315

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
12/31/2020	$32.57	$.20	$9.56	$9.76	$(.21)	$(.96)	$(1.17)	$41.16	30.79%	$3,309		.56%		.59%
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515		.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942		.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010		.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630		.56		1.00
Class 1A:
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12		.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8		.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5		.80		.77
12/31/2017[3,4]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2		.80	[6]	.39 [6]
Class 2:
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387		.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895		.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306		.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012		.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483		.81		.76
Class 4:
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533		1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382		1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249		1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211		1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94		1.06		.50

Global Small Capitalization Fund

Class 1:
12/31/2020	$26.80	$(.01)	$7.49	$7.48	$(.05)	$(1.59)	$(1.64)	$32.64	30.04%	$2,391		.75%		(.06)%
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57
Class 1A:
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[7]	.98		.21
12/31/2017[3,4]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[7]	.96	[6]	.35 [6]
Class 2:
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31
Class 4:
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [8]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [8]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [9]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03

See end of tables for footnotes.

316	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
12/31/2020	$81.22	$.43	$41.28	$41.71	$(.53)	$(2.18)	$(2.71)	$120.22	52.45%	$15,644	.35%		.46%
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03

Class 1A:
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,4]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47 [6]

Class 2:
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78

Class 3:
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85

Class 4:
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53

See end of tables for footnotes.

American Funds Insurance Series	317

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Fund

Class 1:
12/31/2020	$20.86	$.14	$2.82	$2.96	$(.18)	$—	$(.18)	$23.64	14.28%	$5,652	.55%		.71%
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
Class 1A:
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,4]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]
Class 2:
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
Class 3:
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
Class 4:
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03

See end of tables for footnotes.

318	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

New World Fund

Class 1:
12/31/2020	$25.84	$.15	$5.93	$6.08	$(.06)	$(.27)	$(.33)	$31.59	23.89%	$2,309	.76%		.64%		.58%
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		.78		1.25
Class 1A:
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[3,4]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	1.00	[6]	.53	[6]
Class 2:
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.03		1.00
Class 4:
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		1.28		.75

See end of tables for footnotes.

American Funds Insurance Series	319

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Blue Chip Income and Growth Fund

Class 1:
12/31/2020	$13.56	$.25	$.95	$1.20	$(.26)	$(.15)	$(.41)	$14.35	9.04%	$5,684		.43%		2.00%
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099		.41		2.39
Class 1A:
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3		.66		1.84
12/31/2017[3,4]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1		.65	[6]	2.01	[6]
Class 2:
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412		.66		2.16
Class 4:
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132		.91		1.81

Global Growth and Income Fund

Class 1:
12/31/2020	$15.92	$.22	$1.14	$1.36	$(.23)	$(.38)	$(.61)	$16.67	9.03%	$657		.66%		1.49%
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
Class 1A:
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[3,4]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[7]	.84	[6]	1.20	[6]
Class 2:
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
Class 4:
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63

See end of tables for footnotes.

320	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
12/31/2020	$50.71	$.75	$6.02	$6.77	$(.80)	$(1.30)	$(2.10)	$55.38	13.81%	$22,903	.29%		1.52%
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
Class 1A:
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,4]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]
Class 2:
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
Class 3:
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
Class 4:
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29

See end of tables for footnotes.

American Funds Insurance Series	321

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
12/31/2020	$18.18	$.27	$.85	$1.12	$(.29)	$—	$(.29)	$19.01	6.24%	$1,120	.68%		1.70%
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
Class 1A:
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,4]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]
Class 2:
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
Class 4:
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43

See end of tables for footnotes.

322	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

Capital Income Builder

Class 1:
12/31/2020	$10.73	$.31	$.15	$.46	$(.32)	$—	$(.32)	$10.87	4.64%	$621		.53%		.35%		3.07%
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533		.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		.54		3.39

Class 1A:
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6		.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6		.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[3,4]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	.79	[6]	2.63	[6]
Class 2:
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8		.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6		.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[7]	.80		.80		2.82
Class 4:
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462		1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		1.04		2.88

See end of tables for footnotes.

American Funds Insurance Series	323

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
12/31/2020	$24.05	$.43	$2.59	$3.02	$(.46)	$(.11)	$(.57)	$26.50	12.71%	$19,238	.30%		1.80%
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97
Class 1A:
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[3,4]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4	.53	[6]	1.69	[6]
Class 2:
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72
Class 3:
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79
Class 4:
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47

See end of tables for footnotes.

324	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
12/31/2020	$13.51	$.17	$1.24	$1.41	$(.19)	$(.54)	$(.73)	$14.19	10.53%	$139		.72%		1.29%
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
Class 1A:
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,4]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[7]	.94	[6]	1.27	[6]
Class 2:
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
Class 4:
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12

Bond Fund

Class 1:
12/31/2020	$11.17	$.23	$.87	$1.10	$(.27)	$(.11)	$(.38)	$11.89	9.96%	$6,844		.40%		2.00%
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
Class 1A:
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[3,4]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1		.62	[6]	2.01	[6]
Class 2:
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
Class 4:
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41

See end of tables for footnotes.

American Funds Insurance Series	325

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

Capital World Bond Fund

Class 1:
12/31/2020	$12.12	$.26	$.95	$1.21	$(.18)	$(.21)	$(.39)	$12.94	10.17%	$1,219		.59%		.52%		2.08%
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		.57		2.26
Class 1A:
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[3,4]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[7]	.72	[6]	.72	[6]	2.27	[6]
Class 2:
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		.82		2.01
Class 4:
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.07		1.76

See end of tables for footnotes.

326	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
12/31/2020	$9.87	$.61	$.17	$.78	$(.85)	$—	$(.85)	$9.80	8.21%	$123		.52%		6.46%
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18

Class 1A:
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[3,4]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[7]	.72	[6]	5.74	[6]

Class 2:
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92

Class 3:
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99

Class 4:
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55

See end of tables for footnotes.

American Funds Insurance Series	327

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[10]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,10]		Ratio of net income (loss) to average net assets[10]

American Funds Mortgage Fund

Class 1:
12/31/2020	$10.56	$.10	$.64	$.74		$(.17)	$(.02)	$(.19)	$11.11	6.98%		$224		.48%		.36%		.93%
12/31/2019	10.30	.24	.30	.54		(.28)	—	(.28)	10.56	5.30		210		.47		.47		2.26
12/31/2018	10.47	.20	(.14)	.06		(.23)	—	(.23)	10.30	.58		209		.48		.48		1.97
12/31/2017	10.56	.16	— [8]	.16		(.18)	(.07)	(.25)	10.47	1.47		265		.47		.47		1.52
12/31/2016	10.61	.15	.11	.26		(.20)	(.11)	(.31)	10.56	2.50		269		.46		.46		1.39

Class 1A:
12/31/2020	10.55	.07	.63	.70		(.15)	(.02)	(.17)	11.08	6.63		1		.73		.59		.61
12/31/2019	10.28	.22	.30	.52		(.25)	—	(.25)	10.55	5.09		1		.71		.71		2.04
12/31/2018	10.46	.18	(.14)	.04		(.22)	—	(.22)	10.28	.36		1		.73		.73		1.77
12/31/2017[3,4]	10.55	.14	— [8]	.14		(.16)	(.07)	(.23)	10.46	1.31	[5]	—	[7]	.70	[6]	.70	[6]	1.38	[6]

Class 2:
12/31/2020	10.54	.08	.63	.71		(.14)	(.02)	(.16)	11.09	6.72		58		.73		.60		.68
12/31/2019	10.28	.21	.31	.52		(.26)	—	(.26)	10.54	5.04		56		.72		.72		2.01
12/31/2018	10.45	.18	(.15)	.03		(.20)	—	(.20)	10.28	.32		57		.73		.73		1.72
12/31/2017	10.54	.14	(.01)	.13		(.15)	(.07)	(.22)	10.45	1.22		63		.72		.72		1.27
12/31/2016	10.59	.12	.12	.24		(.18)	(.11)	(.29)	10.54	2.25		63		.71		.71		1.14

Class 4:
12/31/2020	10.44	.04	.63	.67		(.12)	(.02)	(.14)	10.97	6.38		37		.98		.85		.41
12/31/2019	10.19	.18	.31	.49		(.24)	—	(.24)	10.44	4.80		28		.97		.97		1.71
12/31/2018	10.38	.15	(.15)	—	[8]	(.19)	—	(.19)	10.19	.07		24		.98		.98		1.49
12/31/2017	10.48	.11	— [8]	.11		(.14)	(.07)	(.21)	10.38	.97		12		.97		.97		1.03
12/31/2016	10.52	.09	.12	.21		(.14)	(.11)	(.25)	10.48	2.01		8		.96		.96		.86

See end of tables for footnotes.

328	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
12/31/2020	$11.30	$.02	$.02		$.04	$(.03)	$—	$(.03)	$11.31	.34%	$44		.37%		.16%
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[11]	11.26	.01	—	[8]	.01	—	—	—	11.27	.09	37		.35		.11
Class 1A:
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32 [12]	—	[7]	.35	[12]	.26 [12]
12/31/2019	11.31	.22	—	[8]	.22	(.23)	—	(.23)	11.30	1.92 [12]	—	[7]	.37	[12]	1.90 [12]
12/31/2018	11.29	.18	—	[8]	.18	(.16)	—	(.16)	11.31	1.58 [12]	—	[7]	.35	[12]	1.60 [12]
12/31/2017[3,4]	11.27	.08	—	[8]	.08	(.06)	—	(.06)	11.29	.67 [5,12]	—	[7]	.34	[6,12]	.69 [6,12]
Class 2:
12/31/2020	11.01	— [8]	—	[8]	— [8]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[8]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[8]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[8]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[11]	11.01	(.02)	—	[8]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
Class 3:
12/31/2020	11.13	— [8]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[8]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[8]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[11]	11.11	(.01)	—	[8]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
Class 4:
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[8]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[8]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[11]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)

See end of tables for footnotes.

American Funds Insurance Series	329

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
12/31/2020	$12.34	$.16	$1.07	$1.23	$(.26)	$(.27)	$(.53)	$13.04	10.09%		$429		.38%		1.21%
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69		1,418		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
Class 1A:
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75		4		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42		2		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[3,4]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[5]	—	[7]	.58	[6]	1.53	[6]
Class 2:
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80		1,439		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31		1,343		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
Class 3:
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91		10		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49		9		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
Class 4:
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48		272		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14		124		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82

See end of tables for footnotes.

330	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions							Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments[13]		to average net assets after waivers/ reimburse- ments[10,13]		Net effective expense ratio[10,14]		Ratio of net income (loss) to average net assets[10]

Managed Risk Growth Fund

Class P1:
12/31/2020	$13.78	$.07	$4.20	$4.27	$(.12)	$(.68)	$(.80)	$17.25	32.45%	$11		.42%		.37%		.72%		.49%
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[12]	3		.42	[12]	.37	[12]	.71	[12]	.82	[12]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
Class P2:
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43

Managed Risk International Fund

Class P1:
12/31/2020	$11.01	$.08	$.22	$.30	$(.16)	$(.08)	$(.24)	$11.07	3.13%[12]	$2		.43%[12]		.35%[12]		.86%[12]		.82%[12]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [12]	1		.41	[12]	.33	[12]	.84	[12]	1.64	[12]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[12]	—	[7]	.33	[12]	.28	[12]	.77	[12]	3.02	[12]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [12]	—	[7]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]	—	[7]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
Class P2:
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97

Managed Risk Blue Chip Income and Growth Fund

Class P1:
12/31/2020	$12.01	$.18	$(.35)	$(.17)	$(.26)	$(.34)	$(.60)	$11.24	(.93)%[12]	$2		.40%[12]		.35%[12]		.76%[12]		1.66%[12]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [12]	1		.38	[12]	.33	[12]	.74	[12]	2.14	[12]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[12]	—	[7]	.33	[12]	.28	[12]	.67	[12]	3.21	[12]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [12]	—	[7]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [12]	—	[7]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
Class P2:
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04

See end of tables for footnotes.

American Funds Insurance Series	331

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[10]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[13]		to average net assets after waivers/ reimburse- ments[10,13]		Net effective expense ratio[10,14]		Ratio of net income (loss) to average net assets[10]

Managed Risk Growth-Income Fund

Class P1:
12/31/2020	$13.76	$.17	$1.08	$1.25	$(.26)	$(.74)	$(1.00)	$14.01	9.85%	$2,120	.41%		.36%		.66%		1.24%
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [12]	2	.44	[12]	.37	[12]	.66	[12]	1.61 [12]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [12]	1	.52	[12]	.36	[12]	.64	[12]	1.46 [12]
Class P2:
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160	.79		.63		.91		1.13

Managed Risk Asset Allocation Fund

Class P1:
12/31/2020	$13.81	$.25	$.51	$.76	$(.21)	$(.52)	$(.73)	$13.84	6.10%	$5	.41%		.36%		.66%		1.91%
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43		.38		.66		1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65
Class P2:
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20

See end of tables for footnotes.

332	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[15,16]	2020	2019	2018	2017	2016
Capital Income Builder	110%	44%	42%	59%	41%
Asset Allocation Fund	49	47	34	39	43
Global Balanced Fund	68	60	30	28	43
Bond Fund	72	146	98	153	108
Capital World Bond Fund	88	110	78	74	70
American Funds Mortgage Fund	123	84	60	98	113
U.S. Government/AAA-Rated Securities Fund	112	103	76	120	273

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll[15,16]	2020	2019	2018	2017	2016
Global Growth Fund	17%	14%	25%	31%	27%
Global Small Capitalization Fund	38	50	43	33	40
Growth Fund	32	21	35	24	26
International Fund	40	32	29	29	31
New World Fund	70	38	58	56	32
Blue Chip Income and Growth Fund	40	37	49	34	30
Global Growth and Income Fund	36	29	49	41	57
Growth-Income Fund	33	27	39	27	27
International Growth and Income Fund	56	28	38	51	32
Capital Income Builder Fund	184	72	98	88	53
Asset Allocation Fund	145	79	86	85	83
Global Balanced Fund	86	74	51	41	65
Bond Fund	461	373	514	502	375
Capital World Bond Fund	145	159	125	105	154
High-Income Bond Fund	78	58	67	78	89
American Funds Mortgage Fund	1143	350	811	680	713
U.S. Government/AAA-Rated Securities Fund	867	277	446	551	539
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [17]	— [11,17]
Managed Risk Growth Fund	80	10	7	25	15
Managed Risk International Fund	71	8	8	25	26
Managed Risk Blue Chip Income and Growth Fund	101	13	11	32	9
Managed Risk Growth-Income Fund	38	6	14	26	14
Managed Risk Asset Allocation Fund	30	8	12	1	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Class 1A shares began investment operations on January 6, 2017.
[5]	Not annualized.
[6]	Annualized.
[7]	Amount less than $1 million.
[8]	Amount less than $.01.
[9]	Amount less than .01%.
[10]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[11]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[12]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[13]	This column does not include expenses of the underlying funds in which each fund invests.
[14]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the years presented. See expense example for further information regarding fees and expenses.
[15]	Refer to Note 5 for further information on mortgage dollar rolls.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	333

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund®, High-Income Bond Fund, American Funds Mortgage Fund®, Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund®, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder®, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Capital World Bond Fund® (formerly Global Bond Fund), High-Income Bond Fund, American Funds Mortgage Fund® (formerly Mortgage Fund), Ultra-Short Bond Fund, U.S. Government/AAA-Rated Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 12, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

334	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	335

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,254.84	$3.13	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,253.16	4.54	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,253.28	4.54	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 4 – actual return	1,000.00	1,251.73	5.96	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,343.20	$4.37	.74%
Class 1 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 1A – actual return	1,000.00	1,341.45	5.84	.99
Class 1A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 2 – actual return	1,000.00	1,341.27	5.84	.99
Class 2 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 4 – actual return	1,000.00	1,340.24	7.31	1.24
Class 4 – assumed 5% return	1,000.00	1,018.95	6.31	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,360.06	$2.08	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,358.42	3.57	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,358.42	3.57	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,358.84	3.15	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,356.82	5.05	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,286.94	$3.17	.55%
Class 1 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 1A – actual return	1,000.00	1,284.98	4.61	.80
Class 1A – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 2 – actual return	1,000.00	1,285.43	4.61	.80
Class 2 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 3 – actual return	1,000.00	1,285.16	4.20	.73
Class 3 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 4 – actual return	1,000.00	1,283.63	6.04	1.05
Class 4 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
New World Fund
Class 1 – actual return	$1,000.00	$1,291.34	$3.35	.58%
Class 1 – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 1A – actual return	1,000.00	1,290.17	4.79	.83
Class 1A – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 2 – actual return	1,000.00	1,289.72	4.79	.83
Class 2 – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 4 – actual return	1,000.00	1,288.50	6.23	1.08
Class 4 – assumed 5% return	1,000.00	1,019.76	5.50	1.08

See end of tables for footnotes.

336	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,188.67	$2.32	.42%
Class 1 – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 1A – actual return	1,000.00	1,187.68	3.69	.67
Class 1A – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 2 – actual return	1,000.00	1,186.62	3.69	.67
Class 2 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 4 – actual return	1,000.00	1,185.33	5.07	.92
Class 4 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,226.11	$3.70	.66%
Class 1 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 1A – actual return	1,000.00	1,224.98	5.10	.91
Class 1A – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 2 – actual return	1,000.00	1,224.48	5.10	.91
Class 2 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 4 – actual return	1,000.00	1,223.67	6.50	1.16
Class 4 – assumed 5% return	1,000.00	1,019.36	5.90	1.16
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,180.81	$1.59	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,179.38	2.97	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,179.40	2.97	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,179.77	2.58	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,177.95	4.34	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,250.95	$3.86	.68%
Class 1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 1A – actual return	1,000.00	1,249.71	5.27	.93
Class 1A – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 2 – actual return	1,000.00	1,249.64	5.27	.93
Class 2 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 4 – actual return	1,000.00	1,248.18	6.69	1.18
Class 4 – assumed 5% return	1,000.00	1,019.26	6.01	1.18
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,115.95	$1.44	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,114.72	2.77	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,115.75	2.77	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,113.43	4.10	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

See end of tables for footnotes.

American Funds Insurance Series	337

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,143.93	$1.62	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,142.08	2.97	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,142.52	2.97	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,142.59	2.59	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,140.96	4.32	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,137.75	$3.93	.73%
Class 1 – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 1A – actual return	1,000.00	1,136.55	5.28	.98
Class 1A – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 2 – actual return	1,000.00	1,136.23	5.28	.98
Class 2 – assumed 5% return	1,000.00	1,020.27	4.99	.98
Class 4 – actual return	1,000.00	1,135.20	6.62	1.23
Class 4 – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Bond Fund
Class 1 – actual return	$1,000.00	$1,031.42	$2.05	.40%
Class 1 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 1A – actual return	1,000.00	1,029.77	3.27	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,029.81	3.27	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 4 – actual return	1,000.00	1,028.42	4.55	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,078.63	$2.57	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,077.00	3.82	.73
Class 1A – assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 2 – actual return	1,000.00	1,077.13	3.87	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,075.46	5.13	.98
Class 4 – assumed 5% return	1,000.00	1,020.27	4.99	.98
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,135.96	$2.85	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,134.62	4.20	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,134.44	4.20	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,134.15	3.82	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,132.72	5.54	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03

See end of tables for footnotes.

338	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,011.01	$1.57	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,009.84	2.84	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,009.83	2.84	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 4 – actual return	1,000.00	1,008.07	4.10	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$999.11	$1.91	.38%
Class 1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 1A – actual return	1,000.00	999.11	1.86	.37
Class 1A – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 2 – actual return	1,000.00	997.28	3.12	.62
Class 2 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 3 – actual return	1,000.00	998.21	2.77	.55
Class 3 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 4 – actual return	1,000.00	996.40	4.38	.87
Class 4 – assumed 5% return	1,000.00	1,020.82	4.43	.87
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,011.80	$1.98	.39%
Class 1 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 1A – actual return	1,000.00	1,010.17	3.24	.64
Class 1A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 2 – actual return	1,000.00	1,010.14	3.24	.64
Class 2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 3 – actual return	1,000.00	1,010.51	2.89	.57
Class 3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,008.75	4.51	.89
Class 4 – assumed 5% return	1,000.00	1,020.72	4.53	.89

See end of tables for footnotes.

American Funds Insurance Series	339

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,219.94	$2.01	.36%	$4.02	.72%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.66	.72
Class P2 – actual return	1,000.00	1,217.79	3.46	.62	5.41	.97
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	4.93	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,176.41	$1.81	.33%	$4.70	.86%
Class P1 – assumed 5% return	1,000.00	1,023.48	1.68	.33	4.37	.86
Class P2 – actual return	1,000.00	1,174.15	3.28	.60	6.23	1.14
Class P2 – assumed 5% return	1,000.00	1,022.12	3.05	.60	5.79	1.14
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,080.32	$1.83	.35%	$3.97	.76%
Class P1 – assumed 5% return	1,000.00	1,023.38	1.78	.35	3.86	.76
Class P2 – actual return	1,000.00	1,079.10	3.24	.62	5.44	1.04
Class P2 – assumed 5% return	1,000.00	1,022.02	3.15	.62	5.28	1.04
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,091.34	$1.89	.36%	$3.47	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,089.02	3.20	.61	4.78	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,101.91	$1.90	.36%	$3.49	.66%
Class P1 – assumed 5% return	1,000.00	1,023.33	1.83	.36	3.35	.66
Class P2 – actual return	1,000.00	1,100.65	3.22	.61	4.81	.91
Class P2 – assumed 5% return	1,000.00	1,022.07	3.10	.61	4.62	.91

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

340	American Funds Insurance Series

Liquidity Risk Management Program

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	341

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2009	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2010	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2010	Private investor	90	None
Merit E. Janow, 1958	2007	Dean and Professor, Columbia University, School of International and Public Affairs	89	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

342	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Director, Capital Group Investment Management Limited[6]
Martin Jacobs, 1962 Vice President	2016	Partner — Capital Research Global Investors, Capital Research and Management Company
Carl M. Kawaja, 1964 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company; Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Renaud H. Samyn, 1974 Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[6]
Steven I. Koszalka, 1964 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Martin Jacobs and Keiko McKibben, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	343

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser
Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

344	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2021, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment experience, including 23 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes
American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 90% of 10-year periods and 100% of 20-year periods.[2] Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.[4]

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2020.
[2]	Based on Class 1 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2019. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500
Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Item 2. Code of Ethics.

As of December 31, 2020, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2020, there were no reportable amendments to any provisions of the Code of Ethics and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2020 and 2019 were $1,336,204 and $859,881, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2020 and 2019 were $67,374 and $137,186, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2020 and 2019. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2020 and 2019.
(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2020 and 2019 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2020 and 2019 were $79,176 and $1,559,071, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b)(1) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

(b)(2) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2, under the 1940 Act (17 CFR 270.30a-2), and, as applicable, Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	2/23/2021

By (Signature and Title)	/s/Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/23/2021